UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

MORGAN STANLEY PATHWAY FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end:

August 31

Date of reporting period:

August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

The following is a copy of the Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Morgan Stanley

Pathway Funds

Annual Report

»	August 31, 2022

•	Large Cap Equity Fund

•	Small-Mid Cap Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Core Fixed Income Fund

•	High Yield Fund

•	International Fixed Income Fund

•	Municipal Bond Fund

•	Inflation-Linked Fixed Income Fund

•	Ultra-Short Term Fixed Income Fund

•	Alternative Strategies Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Morgan Stanley Pathway Funds

DEAR SHAREHOLDER,

Global equity market returns were negative during the twelve-month period ending August 31, 2022. U.S. markets as measured by the S&P 500® Index i declined -11.23%, while developed international markets represented by the MSCI EAFE® Index (Net) viii declined -15.88% and emerging markets as measured by the MSCI Emerging Markets Index (Net) xi declined -21.80%.

During the trailing 12 months ending August 31, 2022, growth stocks underperformed value, both domestically and abroad. The U.S. large-cap Russell 1000® Growth Index iii declined -19.06% compared to the Russell 1000® Value Index iv which declined -6.23%. The US small-cap Russell 2000® Growth Index vi declined -25.26% compared to a decline of -10.18% for the Russell 2000® Value Index vii. In developed international markets the MSCI EAFE® Growth Index ix declined -25.77% compared to a decline of -13.91% for the MSCI EAFE® Value Index x. Within emerging markets, the MSCI Emerging Markets Growth Index (Net) xii declined -25.72% compared to a decline of -17.49% for the MSCI Emerging Markets Value Index (Net) xiii.

Within the United States, three out of the eleven S&P 500® Index i sectors posted positive results. The returns were as follows: Energy (+75.77%), Utilities (+11.72%), Consumer Staples (+4.08%), Health Care (-6.30%), Real Estate (-9.69%), Industrials (-9.70%), Materials (-10.08%), Financials (-12.37%), Information Technology (-14.35%), Consumer Discretionary (-16.17%) and Communication Services (-35.19%).

Fixed income markets also produced negative returns during the same twelve-month period. Broad investment grade indices such as the Bloomberg U.S. Aggregate BondTM Index xv declined -11.52% and the Bloomberg Global Aggregate Bond Index xvi declined -17.61%. U.S. high yield as measured by the Bloomberg U.S. Corporate High Yield Bond Index xvii declined -10.60%.

Morgan Stanley & Co. economists expect U.S. real GDP to grow 1.7%% in 2022 and 1.3% in 2023. The forecast for global real GDP growth is 2.6% in 2022 and 2.8% in 2023.

Morgan Stanley Pathway Funds

(Returns are for the fiscal one-year period ending August 31, 2022)

The Large Cap Equity Fund declined -15.44% compared to a decline of -12.96% for Russell 1000® Index ii. The return of the Lipper Large-Cap Core Funds Average xxii declined -13.02%.

The Small-Mid Cap Equity Fund declined -15.89% compared to a decline of -15.54% for Russell 2500® Index v. The return of the Lipper Small-Cap Core Funds Average xxiii declined -11.27%.

The International Equity Fund declined -21.37% compared to a decline of -19.80% for the MSCI EAFE® Index (Net) viii. The return of the Lipper International Large-Cap Core Funds Average xxiv declined -19.05%.

The Emerging Markets Equity Fund declined -25.82% compared to a decline of -21.80% for the MSCI Emerging Markets Index (Net) xi. The return of the Lipper Emerging Markets Funds Average xxv declined -25.92%.

The Core Fixed Income Fund declined -12.86% compared to a decline of -11.52% for the Bloomberg U.S. Aggregate BondTM Index xv. The return of the Lipper Core Bond Funds Average xxvi declined -11.94%.

The High Yield Fund declined -10.88% compared to a decline of -10.60% for the Bloomberg U.S. Corporate High Yield Bond Index xvii. The return of the Lipper High Yield Funds Average xxvii declined -9.94%.

The International Fixed Income Fund declined -11.54% compared to a decline of -10.76% for the FTSE Non-USD World Government Bond Index (USD) Hedged xx. The return of the Lipper International Income Funds Average xxviii declined -16.62%.

I

The Municipal Bond Fund declined -8.91% compared to decline of -8.63% for the Bloomberg U.S. Municipal Bond Index xix. The return of the Lipper General & Insured Municipal Debt Funds Average xxix declined -10.24%.

The Inflation-Linked Fixed Income Fund declined -6.55% compared to a decline of -5.98% for the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index xviii. The return of the Lipper Inflation Protected Bond Funds Average xxx declined -4.71%.

The Ultra-Short Term Fixed Income Fund declined -0.92% compared to a gain of 0.44% for the FTSE 3-Month U.S. Treasury Bill Index xiv. The return of the Lipper Ultra-Short Obligations Funds Average xxxi declined -0.92%.

The Alternative Strategies Fund declined -2.06% compared to a decline of -3.93% for the HFRX Global Hedge Fund Index xxi. The return of the Lipper Alternative Multi-Strategy Funds Average xxxii declined -2.85%.

Additional information regarding the investment managers of the Morgan Stanley Pathway Funds and commentary specific to each individual Sub-adviser is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the Morgan Stanley Pathway Funds.

Sincerely,

Paul Ricciardelli

Chief Executive Officer

II

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

III

Performance of the Morgan Stanley Pathway Funds For the Year Ended August 31, 2022†*

Large Cap Equity Fund	-15.44%
Russell 1000® Index (ii)	-12.96%

Small-Mid Cap Equity Fund	-15.89%
Russell 2500® Index (v)	-15.54%

International Equity Fund	-21.37%
MSCI EAFE® Index (Net) (viii)	-19.80%

Emerging Markets Equity Fund	-25.82%
MSCI Emerging Markets Index (Net) (xi)	-21.80%

Core Fixed Income Fund	-12.86%
Bloomberg U.S. Aggregate BondTM Index (xv)	-11.52%

High Yield Fund	-10.88%
Bloomberg U.S. Corporate High Yield Bond Index (xvii)	-10.60%

International Fixed Income Fund	-11.54%
FTSE Non-USD World Government Bond Index (USD) Hedged (xx)	-10.76%

Municipal Bond Fund	-8.91%
Bloomberg U.S. Municipal Bond Index (xix)	-8.63%

Inflation-Linked Fixed Income Fund	-6.55%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (xviii)	-5.98%

Ultra-Short Term Fixed Income Fund	-0.92%
FTSE 3-Month U.S. Treasury Bill Index (xiv)	0.44%

Alternative Strategies Fund	-2.06%
HFRX Global Hedge Fund Index (xxi)	-3.93%

See pages 25 through 29 for all footnotes.

IV

Large Cap Equity Fund

ABOUT THE SUB-ADVISERS

• ClearBridge Investments, LLC (“ClearBridge”)
ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. The Portfolio Managers for the ClearBridge Large Cap Growth strategy utilize a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. The Portfolio Managers pursue a collaborative approach in which both they and the research analysts propose companies with attractive business models and good long-term growth prospects for further review. The team is particularly valuation conscious, gravitating toward “controversy”, or companies that are temporarily inefficiently priced.

• Columbia Management Investment Advisers, LLC (“Columbia”)
Columbia uses a combination of fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing it’s portion of the Fund’s portfolio. In selecting investments, Columbia considers, among other factors:

· overall economic and market conditions; and

· the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a “passive” management approach, attempting to invest in a portfolio

As of August 31, 2022 the Sub-advisers for Morgan Stanley Pathway Large Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Columbia Management Investment Advisers, LLC (“Columbia”), Lazard Asset Management, LLC (“Lazard”), Delaware Investments Fund Advisers (“MIM”), Lyrical Asset Management LP (“Lyrical”) and ClearBridge Investments, LLC (“ClearBridge”).

For the fiscal year ending August 31, 2022, the Fund returned -15.44% compared to -12.96% for Russell 1000® Index ii. The Fund’s positioning within industrials and real estate had the largest positive impact on relative performance while positioning within information technology and energy had the largest negative impact. The top contributors included Dollar Tree, ConocoPhillips and Exxon Mobil, while the top detractors included Meta Platforms, Alphabet and Amazon.

The Fund’s dividend yield was 1.40%, less than the benchmark’s 1.57% dividend yield. The Fund’s one year forward price to earnings ratio (P/E) was 17.1, slightly less than the benchmark which was 17.2. The estimated earnings per share growth over the next 3-5 years was 13.9%, slightly higher than the benchmark’s 12.7% growth rate. The top 10 positions accounted for 19% of the Fund’s holdings and included Apple, Microsoft, Amazon, Alphabet and Visa.

During the fiscal one-year period, BlackRock performed in-line with the Russell 1000® Index ii, which matched its passive mandate to track the index.

The portion of the Fund managed by Lazard outperformed their benchmark during the fiscal one-year period. The top contributing sector was consumer discretionary, while the largest detractor was health care. The top contributors were Dollar Tree, LKQ, and Sysco, while the top detractors were Alphabet, S&P Global and Medtronic. As of August 31, 2022, Lazard’s top ten positions represented 62% of their portfolio.

The portion of the Fund managed by MIM outperformed their benchmark during the fiscal one-year period. The top contributing sector was consumer discretionary, while energy was the largest detractor. The top contributors were Dollar Tree, Archer-Daniels-Midland and ConocoPhillips, while the top detractors were Comcast, Walt Disney and Baxter International. As of August 31, 2022, MIM’s top ten positions represented 33% of their portfolio.

The portion of the Fund managed by Lyrical trailed their benchmark during the fiscal one-year period. The top contributing sector was health care, while consumer discretionary was the largest detractor. The top contributors were Lear, Suncor Energy and Centene, while the top detractors were eBay, Lincoln National and Uber Technologies. As of August 31, 2022, Lyrical’s top ten positions represented 48% of their portfolio.

The portion of the Fund managed by ClearBridge trailed their benchmark during the fiscal one-year period. The top contributing sector was health care, while information technology was their largest detractor. The top contributors were Home Depot, UnitedHealth Group and W.W. Grainger, while the top detractors were Meta Platforms, Netflix and Amazon. As of August 31, 2022, ClearBridge’s top ten positions represented 47% of their portfolio.

of assets whose performance is expected to match approximately the performance of the Russell 1000® Index. The Fund will be substantially invested in securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

• Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage. Lazard manages an all cap, concentrated strategy designed to leverage the best collection of ideas from the U.S. Equity team. It is benchmark-agnostic, seeking to outperform any broad-based market index (i.e., S&P 500® Index, Russell 1000® Index, Russell 3000® Index) by investing in companies that compound earnings and capital and by taking advantage of valuation anomalies.

• Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“MIM”)
MIM will invest under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. MIM invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. MIM currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

• Lyrical Asset Management LP (“Lyrical”)
Lyrical employs a deep value style with a high quality focus. Lyrical employs a value investing philosophy and believes that a portfolio of companies with low valuations relative to their long-term normalized earnings power will outperform the overall market over time and unlike some traditional value investors who

The portion of the Fund managed by Columbia trailed their benchmark during the fiscal one-year period. Positioning was strongest within industrials and weakest within information technology. The top contributors were Eli Lilly, Sarepta Therapeutics and Quanta Services, while the top detractors were Match Group, Align Technology and RingCentral. As of August 31, 2022, Columbia’s top ten positions represented 41% of their portfolio.

are willing to own any business at the right price, Lyrical’s philosophy is to invest only in businesses that it believes are of good quality. Lyrical invests only in the common stock of companies within its investable universe, which is the top 1,000 U.S. listed stocks by market capitalization.

The following graph depicts the performance of the Russell 1000® Indexii vs. the Lipper Large-Cap Core Funds Averagexxii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

LARGE CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 1000® Index and the Lipper Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Index**	Lipper Large-Cap Core Funds Average**
Since Inception 11/18/1991	8.52%	6.52%	10.05%	N/A
10 years	11.55	8.81	12.98	11.96%
5 years	9.79	7.19	11.61	10.77
3 years	9.82	7.28	12.14	11.07
1 year	-15.44	-17.11	-12.96	-13.02

See pages 25 through 29 for all footnotes.

Small-Mid Cap Equity Fund

ABOUT THE SUB-ADVISERS

• Neuberger Berman Investment Advisers LLC (“Neuberger”)
Neuberger employs in-depth research to identify out-of-favor small cap companies selling at a significant discount to intrinsic value, where there is a dynamic plan or event that is expected to both enhance value and narrow the price/value gap. Neuberger’s analysts seek to invest when there is a true disconnect between reality and market perception — something that occurs regularly in particular types of companies. For example, we believe the market tends to demonstrate inefficiency in pricing companies with complex corporate structures since many investors will not take the time to understand them. Neuberger’s valuation approach resembles the due diligence effort that Neuberger’s a private equity firm might employ to evaluate the purchase of an entire company. Neuberger’s analysts also focus on investing in businesses where management has a significant ownership stake as, in our view, such companies tend to be more aligned with shareholders’ interests.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2500® Index. The Fund will be substantially invested in securities in the Russell 2500® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2500® Index.

As of August 31, 2022, the Sub-advisers for the Morgan Stanley Pathway Small-Mid Cap Equity (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Aristotle Capital Boston, LLC (“Aristotle”), D.F. Dent & Company, Inc. (“DF Dent”), Neuberger Berman Investment Advisers LLC (“Neuberger”), Nuance Investments, LLC (“Nuance”), Westfield Capital Management Company, L.P. (“Westfield”).

For the fiscal year ending August 31, 2022, the Fund returned -15.89% compared to -15.54% for Russell 2500® Index v. The Fund’s positioning within industrials and consumer discretionary had the largest positive impact on relative performance while positioning within energy and materials had the largest negative impact. The top contributors included Cal-Maine Foods, Devon Energy and Range Resources, while the top detractors included Cable One, Charles River Laboratories International and Illumina.

The Fund’s dividend yield was 1.18%, less than the benchmark’s 1.40% yield. The Fund’s forward P/E was 14.1, higher than the benchmark which was 12.3. The estimated earnings per share growth over the next 3-5 years was 12.6%, higher than the benchmark’s 11.9% growth rate. The top 10 positions accounted for 7% of the Fund’s holdings and included Baxter International, WillScot Mobile Mini Holdings, Acadia Healthcare Company, Dentsply Sirona and Alleghany.

During the fiscal one-year period, BlackRock performed in-line with the Russell 2500® Index v, which matched its passive mandate to track the index.

The portion of the Fund managed by Neuberger trailed their benchmark during the fiscal one-year period. Their positioning was strongest in real estate and weakest in information technology. The top contributors were Devon Energy, Acadia Healthcare Company and Molina Healthcare, while the top detractors were Charles River Laboratories International, Resideo Technologies and Harsco. As of August 31, 2022, Neuberger’s top ten positions represented 26% of their portfolio.

The portion of the Fund managed by Westfield outperformed their benchmark during the fiscal one-year period. Their positioning was strongest in health care and weakest in materials. The top contributors were PDC Energy, Turning Point Therapeutics and Option Care Health, while the top detractors were National Vision Holdings, Tandem Diabetes Care and Azenta. As of August 31, 2022, Westfield’s top ten positions represented 26% of their portfolio.

The portion of the Fund managed by Aristotle outperformed their benchmark during the fiscal one-year period. Their positioning was strongest in industrials and weakest in energy. The top contributors were Range Resources, NexTier Oilfield Solutions, and Acadia Healthcare Company, while the top detractors were 1-800-Flowers.com, Herbalife Nutrition and Charles River Laboratories International. As of August 31, 2022, Aristotle’s top ten positions represented 19% of their portfolio.

The portion of the Fund managed by DF Dent trailed their benchmark during the fiscal one-year period. Positioning was strongest in industrials and weakest in information technology. The top contributors were UTZ Brands, WillScot Mobile

• D.F. Dent & Company, Inc (“DF Dent”)
DF Dent employs a bottom-up, fundamental process that seeks companies that are consistent growers, have strong management and are unrecognized and under-researched. The strategy looks for companies with above-average EPS growth expectations, high returns on investment, sustainable free cash flow growth, a competitive advantage and attractive relative valuations.

• Nuance Investments, LLC (“Nuance”)
Nuance seeks to invest in companies with leading and sustainable market share positions and above-average financial strength that are trading at discounts to Nuance’s calculation of intrinsic value. Through analysis of companies’ financial statements, management strategy, and competitive positioning, Nuance attempts to provide excess returns over time.

• Aristotle Capital Boston, LLC (“Aristotle”)
Aristotle seeks to deliver a diversified, high quality portfolio that can deliver attractive risk-adjusted results primarily driven by stock selection. They focus on companies they believe have low expectations, can create shareholder value, and have high potential for improved growth and profitability.

Mini Holdings and Waste Connections, while the top detractors were Cable One, Wayfair and Illumina. As of August 31, 2022, DF Dent’s top ten positions represented 38% of their portfolio.

The portion of the Fund managed by Nuance outperformed their benchmark during the fiscal one-year period. Positioning was strongest in financials and weakest in health care. The top contributors were Cal-Maine Foods, Alleghany and W.R. Berkley, while the top detractors were Beiersdorf AG, Smith & Nephew PLC and Baxter International. As of August 31, 2022, Nuance’s top ten positions represented 43% of their portfolio.

The following graph depicts performance of the Russell 2500® Indexv vs. the Lipper Small-Cap Core Funds Averagexxiii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

SMALL-MID CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 2500® Index and the Lipper Small-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-MID CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2500® Index**	Lipper Small-Cap Core Funds Average**
Since Inception 11/18/1991	8.91%	6.90%	10.48%	N/A
10 years	9.84	7.14	10.96	9.52%
5 years	8.14	5.57	8.54	6.76
3 years	8.89	6.38	9.57	9.25
1 year	-15.89	-17.56	-15.54	-11.27

See pages 25 through 29 for all footnotes.

International Equity Fund

ABOUT THE SUB-ADVISERS

• Victory Capital Management, Inc. (“Victory Capital”)
Victory Capital’s investment franchise, Trivalent Investments, employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. Small Cap Index, tends to have a below average price-to-earnings ratio and an above average earnings growth trend.

• Causeway Capital Management LLC (“Causeway”)
Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection. Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industryspecific research responsibilities. Fundamental research is further organized into six research clusters: financials/materials, consumer, industrial/ manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and midcapitalization non-U.S. developed market companies. Causeway can also invest in smallcap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/ book ratio, low price/cash flow ratio and high dividend yield, but may also include outof- favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

As of August 31, 2022, the Sub-advisers for the Morgan Stanley Pathway International Equity Fund (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Causeway Capital Management, LLC (“Causeway”), Schroders Investment Management North America, Inc. (“Schroders”), Victory Capital Management, Inc. (“Victory Capital”) and Walter Scott & Partners Limited (“Walter Scott”).

For the fiscal year ending August 31, 2022, the Fund returned -21.37% compared to -19.80% for the MSCI EAFE® Index (Net) viii. The Fund’s positioning within energy and consumer staples had the largest positive impact on relative performance, while the positioning within industrials and materials had the largest negative impact. Top contributors included Compagnie Financiere Richemont, TotalEnergies SE and Shell PLC, while the top detractors included Prudential, Rolls-Royce Holdings and SAP SE.

The Fund’s offered a dividend yield of 2.9% compared to the benchmark of 3.3%. On a valuation basis, the Fund’s forward P/E was 12.7, higher than the benchmark which was 11.7. The estimated earnings per share growth over the next 3-5 years was 14.0%, compared to the benchmark of 9.9%. The top ten positions accounted for 15% of the Fund and included Roche Holdings, SAP SE, Nestle, Novartis and AstraZeneca.

During the fiscal one-year period ending August 31, 2022, BlackRock performed in-line with the MSCI EAFE® Index (Net) viii, which matched its passive mandate to track the index.

The portion of the Fund managed by Causeway outperformed their benchmark during the fiscal one-year period. Their positioning was strongest in energy and weakest in materials. The top positions contributing to performance included Compagnie Financiere Richemont, TotalEnergies and BP PLC, while the top detractors included Prudential, Rolls-Royce Holdings and SAP SE. As of August 31, 2022, Causeway’s top ten positions represented 30% of their portfolio.

The portion of the Fund managed by Schroders trailed their benchmark during the fiscal one-year period. Overall positioning was strongest in energy and weakest in industrials. The top positions contributing to performance were Equinor ASA, Shell PLC and BOC Hong Kong (Holdings) LTD., while the top detractors included Zalando SE, Sony Group and Siemens AG. As of August 31, 2022, Schroders’ top ten positions represented 24% of their portfolio.

The portion of the Fund managed by Victory Capital trailed their benchmark during the fiscal one-year period. Overall positioning was strongest in information technology and weakest in health care. The top positions contributing to performance included ARC Resources, Rheinmetall AG and Kintetsu Word Express, while the top detractors included Future PLC, Faurecia Societe Europeenne and Osstem Implant Co. As of August 31, 2022, Victory Capital’s top ten positions represented 10% of their portfolio.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net).

• Schroders Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders “best ideas” portfolio blends both core and opportunistic holdings.

• Walter Scott & Partners Limited (“Walter Scott”)
Walter Scott is considered growth-oriented strategy focusing on long-term high-quality growth companies. The root of the process lies with the team’s ability to identify companies capable of sustaining what it believes are exceptional rates of internal and external wealth generation through intensive fundamental research. Portfolio shape is a result of stock selection in high-conviction businesses with a long-term time horizon.

The portion of the Fund managed by Walter Scott trailed their benchmark during the fiscal one-year period. Overall positioning was strongest in consumer staples and weakest in financials. The top positions contributing to performance included Compass Group PLC, Alimentation Couche-Tard and TotalEnergies SE, while the top detractors included Adidas AG, Prudential and Kone Oyj. As of August 31, 2022, Walter Scott’s top ten positions represented 28% of their portfolio.

The following graph depicts the performance of MSCI EAFE® Index (Net)viii vs. the Lipper International Large-Cap Core Funds Averagexxiv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

INTERNATIONAL EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)**	Lipper International Large-Cap Core Funds Average**
Since Inception 11/18/1991	4.80%	2.87%	5.07%	N/A
10 years	4.20	1.64	5.00	4.30%
5 years	1.45	-0.96	1.63	1.41
3 years	3.27	0.89	2.39	3.14
1 year	-21.37	-22.92	-19.80	-19.05

See pages 25 through 29 for all footnotes.

Emerging Markets Equity Fund

ABOUT THE SUB-ADVISERS

• Van Eck Associates Corporation (“VanEck”)
VanEck is privately held global asset management firm founded in 1955. VanEck’s mission is to develop and offer investors forward-looking, intelligently designed investment strategies that strengthen a long-term portfolio. VanEck’s Emerging Markets Equity Strategy (“Strategy”) seeks long-term competitive risk-adjusted returns through investments that demonstrate structural growth at a reasonable price. The Strategy seeks to uncover structural growth opportunities wherever they exist within emerging markets, and employs a fundamentally driven stock selection and research process with the flexibility to invest across the market capitalization spectrum.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Market Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Market Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Market Index (Net).

• Lazard Asset Management LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages a relative value strategy (“Value Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value

As of August 31, 2022, the Sub-advisers for the Morgan Stanley Pathway Emerging Markets Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Van Eck Associates Corporation (“VanEck”), Lazard Asset Management, LLC (“Lazard”) and Martin Currie Inc. (“Martin Currie”).

For the fiscal year ending August 31, 2022, the Fund returned -25.82% compared to -21.80% for the MSCI Emerging Markets Index (Net) xi. The Fund’s positioning within energy and materials had the largest positive impact on relative performance, while the positioning within financials and information technology had the largest negative impact. Top contributors included Titan Company LTD, Petroleo Brasileiro SA and Banco do Brasil, while the top detractors included Tencent Holdings, OTP Bank Nyrt and Samsung Electronics.

The Fund’s holdings offered a dividend yield of 3.3%, slightly higher than the MSCI Emerging Market’s Index (Net) xi yield of 3.2%. On a valuation basis, the Fund’s forward P/E was 11.1 compared to the benchmark which was 10.7. The estimated earnings per share growth over the next 3-5 years was 14.5%, in line with the benchmark of 14.5%. The top ten positions accounted for 22% of the Fund and included Samsung Electronics, Tencent Holdings, Taiwan Semiconductor Manufacturing, Reliance Industries and SK Hynix.

For the fiscal year ending August 31, 2022 BlackRock performed in-line with the MSCI Emerging Markets Index (Net) xi, which matched its passive mandate to track the index.

The portion of the Fund managed by VanEck trailed their benchmark during the fiscal one-year period. Overall positioning was strongest in energy and weakest in financials. The top positions contributing to performance included Bank of Georgia Group, Cholamandalam Investment and Finance Co. and Phoenix Mills Ltd., while the top detractors include Delivery Hero SE, MercadoLibre and Sberbank Russia PJSC Sponsored ADR. As of August 31, 2022, VanEck’s top ten positions represented 34% of their portfolio.

The portion of the Fund managed by Lazard trailed their benchmark during the fiscal one-year period. Overall positioning was strongest in energy and weakest in real estate. The top positions contributing to performance included PT Telkom Indonesia, Petroleo Brasileiro SA and BB Seguridade Participacoes SA, while the top detractors included Lukoil, OTP Bank Nyrt and Samsung Electronics. As of August 31, 2022, Lazard’s top ten positions represented 27% of their portfolio.

The portion of the Fund managed by Martin Currie trailed their benchmark during the fiscal one-year period. Overall positioning was strongest in consumer discretionary and weakest in financials. The top positions contributing to performance included PT Telkom Indonesia, Titan Company Limited and Maruti Suzuki India Ltd., while the top detractors included Tencent Holdings, OTP Bank Nyrt and Samsung Electronics. As of August 31, 2022, Martin Currie’s top ten positions represented 43% of their portfolio.

Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth.

• Martin Currie Inc. (“Martin Currie”)

Martin Currie is a core active strategy that strives to identify mispriced businesses through fundamental research. Martin Currie seeks high-quality companies with strong growth opportunities while employing a disciplined approach to valuation. The strategy has a long-term investment horizon focusing on stock selection that drives its sector/country allocations.

The following graph depicts the performance of MSCI Emerging Markets Index (Net)xi vs. the Lipper Emerging Markets Funds Averagexxv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

EMERGING MARKETS EQUITY FUND

Comparison of $10,000 Investment in the Fund with the MSCI Emerging Markets Index
(Net) and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)**	Lipper Emerging Markets Funds Average**
Since Inception 4/20/1994	3.88%	1.93%	N/A	N/A
10 years	1.38	-1.11	2.92%	2.13%
5 years	-2.04	-4.37	0.59	-0.42
3 years	-1.38	-3.65	2.74	1.17
1 year	-25.82%	-27.40	-21.80	-25.92

See pages 25 through 29 for all footnotes.

Core Fixed Income Fund

ABOUT THE SUB-ADVISERS

• Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock’s Customized Core strategy employs a fundamental, diversified, relative value approach that seeks alpha by strategically allocating among three alpha sources — macro strategies, sector allocation and security selection — based on best and highest information ratio ideas, and aims to provide superior long-term performance relative to the benchmark index by creating a diversified portfolio of investment grade securities. A disciplined and risk-budgeted risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of all securities.

As of August 31, 2022, the Sub-advisers for the Morgan Stanley Pathway Core Fixed Income Fund (“Fund”) were Metropolitan West Asset Management, LLC (“MetWest”), Western Asset Management Company (“Western”) and BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2022, the Fund returned -12.86% compared to its benchmark, the Bloomberg U.S. Aggregate BondTM Index xv which returned -11.52%.

The portion of the Fund managed by MetWest trailed the benchmark during the fiscal one-year period. Returns for the period benefitted from the portfolio’s duration positioning, which was shorter than the benchmark for the first 7 months of the period. As rates began to rise on the Fed’s comments of tapering in late 2021 and eventual announcement of forthcoming rate hikes in early 2022, this defensive positioning helped to insulate the portfolio from the worst of the effects of rising rates. However, the portfolio maintained a curve-steepening bias throughout the period, which offset some of the duration benefits as policy-sensitive shorter rates surged higher over the year on the back of the Fed’s aggressive tightening cycle. Corporate credit was additive from a positioning standpoint as the portfolio entered the period positioned defensively with a relative underweight to corporate credit overall, which was maintained for majority of the year. Away from corporates, securitized credit weighed on relative performance throughout the year, especially in the residential mortgage-backed securities (MBS) space. With the portfolio maintaining an overweight position in agency MBS throughout the period, performance suffered as the sector struggled from continued rate volatility, aggressive Fed policy and concern of outright sales of MBS securities from the Fed’s balance sheet, while the off-index exposure to non-agency MBS produced an additional drag as the sector struggled amid broader macro uncertainty and a cooling of home price appreciation from prior levels. Finally, the small positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) detracted on the margin as yield spreads in both sectors widened in sympathy with broader markets.

The portion of the Fund managed BlackRock trailed the benchmark during the fiscal one-year period. The main detractors to performance were positioning and selection within investment grade credit, allocation to high yield credit, securitized assets positioning and selection, and emerging market debt selection. This was modestly offset by tactical duration positioning and allocation to TIPS. The portfolio generally held an overweight position across spread sectors. The material widening in spread levels over 2022 thus hurt the overweight to credit. However, the recent widening provided an opportunity to add idiosyncratic names at attractive levels and improved the overall yield profile of the portfolio.

The portion of the Fund managed by Western trailed the benchmark during the fiscal one-year period. Duration Positioning was the main detractor to performance. The Fund’s overweight duration positioning focused on the back end of the yield curve detracted as yields significantly increased during the 12-month period. Developed Non-U.S. positions also detracted as most currency positions depreciated versus a strengthening U.S. Dollar. Corporate bond exposure, including both investment-grade and high-yield credit, modestly detracted from performance as

The following graph depicts the performance of Bloomberg U.S. Aggregate BondTM Indexxv vs. the Lipper Core Bond Funds Averagexxvi

investment-grade and high-yield credit spreads widened during the 12-month period. Agency MBS underweight exposure was the largest contributor to performance as spreads widened during the reporting period. Yield Curve Positioning modestly contributed to performance given a consistent overweight to the back end and underweight to the long end, and as the curve (10s30s) flattened. Structured product positions, in aggregate, slightly added to performance, mainly due to selection within non-agency RMBS, as spreads widened for the structured sectors (including non-agency RMBS, CMBS and ABS).

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

CORE FIXED INCOME FUND
Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Aggregate BondTM Index and the Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Aggregate BondTM Index**	Lipper Core Bond Funds Average**
Since Inception 11/18/1991	4.66%	2.73%	4.88%	N/A
10 years	1.53	-0.96	1.35	1.38%
5 years	0.51	-1.88	0.52	0.52
3 years	-1.98	-4.24	-2.00	-1.77
1 year	-12.86	-14.58	-11.52	-11.94

See pages 25 through 29 for all footnotes.

High Yield Fund

ABOUT THE SUB-ADVISERS

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• PineBridge Investments LLC (“PineBridge”)
PineBridge is a strategy seeking total return through a combination of high current income and capital appreciation. The strategy focuses on security selection to drive excess return and is generally overweight the higher quality segment of the high yield market.

As of August 31, 2022, the Sub-advisers for the Morgan Stanley Pathway High Yield Fund (“Fund”) were Western Asset Management Company (“Western”) and PineBridge Investments LLC (“PineBridge”).

For the fiscal year ending August 31, 2022, the Fund returned -10.88% compared to its benchmark, the Bloomberg U.S. Corporate High Yield Bond Index xvii which returned -10.60%.

The portion of the Fund managed by Western trailed the benchmark during the fiscal one-year period. Rating positioning contributed to relative performance during the period largely due to the overweight to single Bs. Industry allocations was a detractor to relative performance largely due to an overweight to banking and an underweight to capital goods sector. Issue selection was the largest detractor to relative performance during the period, led by issuer tilts within communications, consumer cyclical and consumer non-cyclical sectors.

The portion of the Fund managed by PineBridge outperformed the benchmark during the fiscal one-year period. Sector selection and security selection contributed to performance with an overweight allocation to the energy sector being the most significant contributor. Underweight allocations to the communications, consumer non-cyclical and banking sectors, and the cash position also contributed to performance. From a security selection standpoint, consumer non-cyclicals were the most notable contributors to performance, with selection among communications and energy names also contributing for the period. Detractors included security selection within consumer cyclicals along with underweight allocations to the capital goods and insurance sectors.

The following graph depicts the performance of the Bloomberg U.S. Corporate High Yield Bond Indexxvii vs. the Lipper High Yield Funds Averagexxvii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

HIGH YIELD FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Corporate High Yield Bond Index and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Corporate High Yield Bond Index**	Lipper High Yield Funds Average**
Since Inception 7/13/1998	3.89%	1.87%	5.87%	N/A
10 years	2.88	0.36	4.51	3.69%
5 years	1.15	-1.25	2.58	2.04
3 years	-1.04	-3.32	1.03	0.68
1 year	-10.88	-12.64	-10.60	-9.94

See pages 25 through 29 for all footnotes.

International Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2022, the Sub-adviser for the Morgan Stanley Pathway International Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2022, the Fund returned -11.54% compared to its benchmark, the FTSE Non-USD World Government Bond Index (USD) Hedged xx which returned -10.76%.

Interest rate strategies added to performance. Tactical exposure to U.S. duration, including overall short exposure to short and long-end rates, added to performance as the U.S. yield curve flattened during the period. Outside the U.S., short exposure to German interest rates added to performance while select exposure to Italian duration detracted from performance. An underweight to Polish interest rates contributed to performance. Within emerging markets, long exposure to Peruvian duration detracted from performance. Spread strategies overall detracted from performance. A modest exposure to high yield credit and short exposure to investment grade corporate credit both detracted during the period. Tactical short exposure to agency mortgages added to performance as spreads widened during the period. Lastly, overall currency strategies detracted from performance, including long exposure to the Japanese Yen.

The following graph depicts the performance of the FTSE Non-USD World Government Bond Index (USD) Hedgedxx vs. the FTSE Non-USD World Government Bond Index (USD) Unhedgedxx and the Lipper International Income Funds Averagexxviii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

INTERNATIONAL FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE Non-USD World Government Bond Index (USD) Hedged,
FTSE Non-USD World Government Bond Index (USD) Unhedged and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE Non-USD WGBI (USD) Hedged**	FTSE Non-USD WGBI (USD) Unhedged**	Lipper International Income Funds Average**
Since Inception 11/18/1991	4.96%	3.03%	5.21%	3.79%	N/A
10 years	1.91	-0.59	2.46	-2.29	-0.78%
5 years	0.42	-1.96	0.76	-4.12	-2.34
3 years	-3.17	-5.41	-3.36	-8.37	-4.98
1 year	-11.54	-13.29	-10.76	-25.62	-16.62

See pages 25 through 29 for all footnotes.

Municipal Bond Fund

ABOUT THE SUB-ADVISER

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock seeks to build a high quality municipal bond portfolio that offers an attractive level of tax free income and capital preservation while providing stability and consistency throughout full market cycles. By way of comprehensive sector analysis, a rigorous credit review and sophisticated risk management technology, BlackRock’s seasoned portfolio managers strive to capture market inefficiencies.

As of August 31, 2022, the Sub-adviser for the Morgan Stanley Pathway Municipal Bond Fund (“Fund”) was BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2022, the Fund returned -8.91% compared to its benchmark, the Bloomberg U.S. Municipal Bond Index xix which returned -8.63%.

Contributors included an underweight to tax backed states, school districts, utilities, and interest rate hedges. Within credit, an underweight exposure to BBB rated credits was also additive to performance. Curve positioning was a detractor along with overweight positions to the corporate backed, housing, and healthcare sectors.

The following graph depicts the performance of the Bloomberg U.S. Municipal Bond Indexxix vs. the Lipper General & Insured Municipal Debt Funds Averagexxix

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

MUNICIPAL BOND FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Municipal Bond Index**	Lipper General & Insured Municipal Debt Funds Average**
Since Inception 11/18/1991	4.11%	2.19%	4.87%	N/A
10 years	1.64	-0.86	2.25	1.97%
5 years	0.70	-1.69	1.28	0.95
3 years	-1.44	-3.71	-0.83	-1.35
1 year	-8.91	-10.72	-8.63	-10.24

See pages 25 through 29 for all footnotes.

Inflation-Linked Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2022, the Sub-adviser for the Morgan Stanley Pathway Inflation-Linked Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2022, the Fund returned -6.55% compared to its benchmark, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index xviii which returned -5.98%.

An underweight to U.S. nominal duration added to performance as U.S. Treasury yields rose over the period. However, curve strategies in the Eurozone detracted from performance. An overweight to US breakeven inflation contributed to performance as inflation expectations increased during the period. Outside the U.S., short exposure to United Kingdom breakevens detracted from performance as United Kingdom breakeven levels rose, while exposure to select European breakevens contributed to performance. Spread sector strategies generally detracted from performance, including holdings of select non-Agency and Agency mortgage-backed securities. Lastly, holdings of select emerging market currencies contributed to performance.

The following graph depicts the performance of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Indexxviii vs. the Lipper Inflation Protected Bond Funds Averagexxx

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

INFLATION-LINKED FIXED INCOME FUND^

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS)
Index and the Lipper Inflation Protected Bond Funds Average

^	Since inception March 9, 2016.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INFLATION-LINKED FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index**	Lipper Inflation Protected Bond Funds Average**
Since Inception 3/9/2016	3.34%	0.93%	3.16%	N/A
10 years	N/A	N/A	1.73	1.26%
5 years	3.20	0.83	3.22	2.85
3 years	3.05	0.80	2.65	2.71
1 year	-6.55%	-7.86	-5.98	-4.71

See pages 25 through 29 for all footnotes.

Ultra-Short Term Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2022, the Sub-adviser for the Morgan Stanley Pathway Ultra-Short Term Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2022, the Fund returned -0.92% compared to its benchmark, the FTSE 3-Month U.S. Treasury Bill Index xiv which returned 0.44%.

Interest rate strategies detracted from performance. An underweight to U.S. duration, including select short exposure to intermediate and long-end rates, detracted from performance. Exposure to Canadian interest rates also detracted from performance as local yields increased over the period. Spread sector strategies generally detracted from performance. Exposure to agency MBS detracted from performance as spreads widened during the period. An allocation to short-dated investment grade corporate credit added to performance, while select holdings of securitized credit such as CMBS and ABS detracted from performance. Overall currency strategies were positive for performance. Underweight exposure to the U.S. Dollar as well as long tactical exposure to the Mexican Peso both contributed to performance. Select exposure to the Japanese yen detracted from performance.

The following graph depicts the performance of the FTSE 3-Month U.S. Treasury Bill Indexxiv vs. the Lipper Ultra-Short Obligations Funds Averagexxxi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022

ULTRA-SHORT TERM FIXED INCOME FUND^

Comparison of $10,000 Investment in the Fund with the FTSE 3-Month U.S. Treasury Bill Index and the Lipper
Ultra-Short Obligations Funds Average

^	Since inception March 9, 2016.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ULTRA-SHORT TERM FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE 3-Month U.S. Treasury Bill Index**	Lipper Ultra- Short Obligations Funds Average**
Since Inception 3/9/2016	1.42%	-0.94%	0.96%	N/A
10 years	N/A	N/A	0.64	0.90%
5 years	1.23	-1.07	1.10	1.17
3 years	0.67	-1.49	0.56	0.52
1 years	-0.92	-2.42	0.44	-0.92

See pages 25 through 29 for all footnotes.

Alternative Strategies Fund

ABOUT THE MANAGER

• Consulting Group Advisory Services, LLC
Consulting Group Advisory Services, LLC is a business of Morgan Stanley Wealth Management (“MSWM”). MSWM is one of the largest financial services firms in the U.S. with branch offices in all 50 states and the District of Columbia. MSWM’s advisory services are provided by its Consulting Group and Wealth Management Investment Resources business units.

During the fiscal one-year period ending August 31, 2022, the Morgan Stanley Pathway Alternative Strategies Fund (“Fund”) returned -2.06% compared to its benchmark, the HFRX Global Hedge Fund Index xxi which returned -3.93%. Contributing to performance were exposures to managed futures, commodities, and multi-strategy while exposures to global macro, long-short equity, and long-short credit detracted from relative performance.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2022 ALTERNATIVE STRATEGIES FUND^ Comparison of $10,000 Investment in the Fund with the HFRX Global Hedge Fund Index

^	Since inception February 15, 2018.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ALTERNATIVE STRATEGIES FUND Average Annual Total Returns for the Period Ended August 31, 2022†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	HFRX Global Hedge Fund Index
Since Inception 2/15/2018	2.67%	0.35%	1.18%
10 years	N/A	N/A	1.97
5 years	N/A	N/A	1.99
3 years	3.49	1.26	3.20
1 year	-2.06	-3.61	-3.93

See pages 25 through 29 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/wealth-investmentsolutions/cgcm/.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.00%.

**	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

i.	The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Please note that an investor cannot invest directly in an index.

ii.	The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on the market capitalization. Please note that an investor cannot invest directly in an index.

iii.	The U.S. large-cap Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

iv.	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

v.	The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vi.	The U.S. small-cap Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vii.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

viii.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE® Index (Net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

ix.	The MSCI EAFE® Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Please note that an investor cannot invest directly in an index.

x.	The MSCI EAFE® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Please note that an investor cannot invest directly in an index.

xi.	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xii.	The MSCI Emerging Markets Growth Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiii.	The MSCI Emerging Markets Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiv.

The FTSE 3-Month U.S. Treasury Bill Index — Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the index. The index is rebalanced monthly by market capitalization. Please note that an investor cannot invest directly in an index.

xv.	The Bloomberg U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xvi.	The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Please note that an investor cannot invest directly in an index.

xvii.	The Bloomberg U.S. Corporate High Yield Bond Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xviii.	The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3/BBB- or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Please note that an investor cannot invest directly in an index.

xix.	The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xx.	The FTSE Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the FTSE World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxi.	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

xxii.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiii.	The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiv.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index (Net). The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxv.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvi.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvii.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxviii.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxix.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxx.

The Lipper Inflation Protected Bond Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Inflation protected bond funds invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

xxxi.	The Lipper Ultra-Short Obligations Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. The Lipper Ultra-Short Obligations Funds Average invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

xxxii.	The Lipper Alternative Multi-Strategy Funds Average – These are equally weighted total returns using funds that by prospectus language seek total return through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments, and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.00%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2022 and held for the six months ended August 31, 2022.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expense Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Cap Equity Fund	-10.53%	$1,000.00	$894.70	0.49%	$2.34
Small-Mid Cap Equity Fund	-10.10%	1,000.00	899.00	0.59%	2.82
International Equity Fund	-14.97%	1,000.00	850.30	0.68%	3.17
Emerging Markets Equity Fund	-14.57%	1,000.00	854.30	0.85%	3.97
Core Fixed Income Fund	-8.49%	1,000.00	915.10	0.54%	2.61
High Yield Fund	-8.33%	1,000.00	916.70	0.97%	4.69
International Fixed Income Fund	-7.41%	1,000.00	925.90	0.93%	4.51
Municipal Bond Fund	-5.98%	1,000.00	940.20	0.74%	3.62
Inflation-Linked Fixed Income Fund	-5.92%	1,000.00	940.80	0.87%	4.26
Ultra-Short Term Fixed Income Fund	-0.51%	1,000.00	994.90	0.67%	3.37
Alternative Strategies Fund	-0.93%	1,000.00	990.70	0.74%	3.71

(1)	For the six months ended August 31, 2022.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.00% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Annualized Expense Ratios are based on the most recent 6-month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year/period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Cap Equity Fund	5.00%	$1,000.00	$1,022.74	0.49%	$2.50
Small-Mid Cap Equity Fund	5.00%	1,000.00	1,022.23	0.59%	3.01
International Equity Fund	5.00%	1,000.00	1,021.78	0.68%	3.47
Emerging Markets Equity Fund	5.00%	1,000.00	1,020.92	0.85%	4.33
Core Fixed Income Fund	5.00%	1,000.00	1,022.48	0.54%	2.75
High Yield Fund	5.00%	1,000.00	1,020.32	0.97%	4.94
International Fixed Income Fund	5.00%	1,000.00	1,020.52	0.93%	4.74
Municipal Bond Fund	5.00%	1,000.00	1,021.48	0.74%	3.77
Inflation-Linked Fixed Income Fund	5.00%	1,000.00	1,020.82	0.87%	4.43
Ultra-Short Term Fixed Income Fund	5.00%	1,000.00	1,021.83	0.67%	3.41
Alternative Strategies Fund	5.00%	1,000.00	1,021.48	0.74%	3.77

(1)	For the six months ended August 31, 2022.
(2)	Annualized Expense Ratios are based on the most recent 6-month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 365 (to reflect the one-half year period).

Schedules of Investments

August 31, 2022

Large Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.7%

COMMUNICATION SERVICES — 7.2%

Diversified Telecommunication Services — 0.9%
173,053	AT&T Inc.	$3,035,350
5,913	Frontier Communications Parent Inc.*	152,319
191,371	Liberty Global PLC, Class C Shares*	4,078,116
24,252	Lumen Technologies Inc.	241,550
179,793	Verizon Communications Inc.	7,517,145

	Total Diversified Telecommunication Services	15,024,480

Entertainment — 1.6%
18,704	Activision Blizzard Inc.	1,468,077
12,478	AMC Entertainment Holdings Inc., Class A Shares*(a)	113,799
25,739	Electronic Arts Inc.	3,265,507
577	Liberty Media Corp-Liberty Formula One, Class A Shares*	33,541
4,796	Liberty Media Corp-Liberty Formula One, Class C Shares*	305,409
3,719	Live Nation Entertainment Inc.*	336,049
429	Madison Square Garden Sports Corp.*	68,756
24,781	Netflix Inc.*	5,540,040
2,011	Playtika Holding Corp.*	21,176
10,629	ROBLOX Corp., Class A Shares*	415,700
2,807	Roku Inc., Class A Shares*	190,876
20,270	Sea Ltd., ADR*	1,256,740
3,346	Spotify Technology SA*	361,870
3,824	Take-Two Interactive Software Inc.*	468,669
102,694	Walt Disney Co. (The)*	11,509,944
56,971	Warner Bros Discovery Inc.*	754,296
1,055	World Wrestling Entertainment Inc., Class A Shares	71,751

	Total Entertainment	26,182,200

Interactive Media & Services — 4.0%
299,660	Alphabet Inc., Class A Shares*	32,429,205
132,780	Alphabet Inc., Class C Shares*	14,492,937
1,867	IAC Inc.*	119,992
60,464	Match Group Inc.*	3,418,030
93,014	Meta Platforms Inc., Class A Shares*	15,154,771
13,954	Pinterest Inc., Class A Shares*	321,500
2,335	TripAdvisor Inc.*	55,573
18,016	Twitter Inc.*	698,120
6,636	ZoomInfo Technologies Inc., Class A Shares*	301,407

	Total Interactive Media & Services	66,991,535

Media — 0.6%
4,771	Altice USA Inc., Class A Shares*	47,710
144	Cable One Inc.	163,440
2,794	Charter Communications Inc., Class A Shares*	1,152,888
193,004	Comcast Corp., Class A Shares	6,984,815
6,092	DISH Network Corp., Class A Shares*	105,696
7,636	Fox Corp., Class A Shares	260,999
3,499	Fox Corp., Class B Shares	110,638
9,367	Interpublic Group of Cos., Inc. (The)	258,904
498	Liberty Broadband Corp., Class A Shares*	50,208
3,113	Liberty Broadband Corp., Class C Shares*	316,592
1,812	Liberty Media Corp-Liberty SiriusXM, Class A Shares	75,271
3,686	Liberty Media Corp-Liberty SiriusXM, Class C Shares*	152,453
3,923	New York Times Co. (The), Class A Shares	119,612
9,559	News Corp., Class A Shares	161,738

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 7.2% — (continued)

Media — 0.6% — (continued)
2,970	News Corp., Class B Shares	$51,203
952	Nexstar Media Group Inc., Class A Shares	182,137
4,913	Omnicom Group Inc.	328,680
181	Paramount Global, Class A Shares	4,782
14,111	Paramount Global, Class B Shares(a)	330,056
17,125	Sirius XM Holdings Inc.(a)	104,291

	Total Media	10,962,113

Wireless Telecommunication Services — 0.1%
14,400	T-Mobile US Inc.*	2,073,024

	TOTAL COMMUNICATION SERVICES	121,233,352

CONSUMER DISCRETIONARY — 12.3%

Auto Components — 0.5%
40,336	Adient PLC*	1,339,155
30,633	Aptiv PLC*	2,862,041
5,796	BorgWarner Inc.	218,509
5,802	Gentex Corp.	158,337
25,452	Lear Corp.	3,528,665
6,198	QuantumScape Corp., Class A Shares*(a)	68,364

	Total Auto Components	8,175,071

Automobiles — 1.2%
94,774	Ford Motor Co.	1,444,356
35,146	General Motors Co.	1,342,929
3,248	Harley-Davidson Inc.	125,275
12,835	Lucid Group Inc.*(a)	196,889
4,302	Rivian Automotive Inc., Class A Shares*(a)	140,718
61,488	Tesla Inc.*	16,946,708
1,292	Thor Industries Inc.	104,665

	Total Automobiles	20,301,540

Distributors — 0.7%
3,344	Genuine Parts Co.	521,697
202,360	LKQ Corp.	10,769,599
955	Pool Corp.	323,927

	Total Distributors	11,615,223

Diversified Consumer Services — 0.0%
3,875	ADT Inc.	28,249
1,474	Bright Horizons Family Solutions Inc.*	100,527
768	Grand Canyon Education Inc.*	62,500
4,105	H&R Block Inc.	184,725
1,825	Mister Car Wash Inc.*	18,086
3,727	Service Corp. International	229,993
2,927	Terminix Global Holdings Inc.*	124,836

	Total Diversified Consumer Services	748,916

Hotels, Restaurants & Leisure — 1.8%
9,046	Airbnb Inc., Class A Shares*	1,023,284
5,549	Aramark	198,155
3,513	Booking Holdings Inc.*	6,589,721
2,013	Boyd Gaming Corp.	109,568
4,929	Caesars Entertainment Inc.*	212,538
20,794	Carnival Corp.*(a)	196,711
1,861	Chipotle Mexican Grill Inc., Class A Shares*	2,971,645

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 12.3% — (continued)

Hotels, Restaurants & Leisure — 1.8% — (continued)
854	Choice Hotels International Inc.	$97,962
904	Churchill Downs Inc.	178,169
3,048	Darden Restaurants Inc.	377,068
876	Domino’s Pizza Inc.	325,749
9,149	DraftKings Inc., Class A Shares*(a)	146,933
3,651	Expedia Group Inc.*	374,775
6,632	Hilton Worldwide Holdings Inc.	844,652
1,213	Hyatt Hotels Corp., Class A Shares*	108,709
7,999	Las Vegas Sands Corp.*	301,002
6,585	Marriott International Inc., Class A Shares	1,012,378
1,021	Marriott Vacations Worldwide Corp.	145,411
17,863	McDonald’s Corp.	4,506,478
8,593	MGM Resorts International	280,475
10,097	Norwegian Cruise Line Holdings Ltd.*(a)	132,069
3,903	Penn Entertainment Inc.*	121,891
2,042	Planet Fitness Inc., Class A Shares*	138,345
5,344	Royal Caribbean Cruises Ltd.*	218,302
1,891	Six Flags Entertainment Corp.*	41,886
27,717	Starbucks Corp.	2,330,168
2,115	Travel + Leisure Co.	89,676
28,874	Vail Resorts Inc.	6,487,410
4,369	Wendy’s Co. (The)	83,797
2,249	Wyndham Hotels & Resorts Inc.	146,950
2,591	Wynn Resorts Ltd.*	156,989
6,915	Yum! Brands Inc.	769,225

	Total Hotels, Restaurants & Leisure	30,718,091

Household Durables — 0.4%
7,797	DR Horton Inc.	554,757
3,723	Garmin Ltd.	329,448
3,196	Leggett & Platt Inc.	122,151
6,195	Lennar Corp., Class A Shares	479,803
305	Lennar Corp., Class B Shares	18,813
1,270	Mohawk Industries Inc.*	140,157
9,327	Newell Brands Inc.	166,487
72	NVR Inc.*	298,084
5,708	PulteGroup Inc.	232,087
4,371	Tempur Sealy International Inc.	109,319
2,590	Toll Brothers Inc.	113,416
809	TopBuild Corp.*	148,662
27,150	Whirlpool Corp.	4,251,690

	Total Household Durables	6,964,874

Internet & Direct Marketing Retail — 3.4%
383,317	Amazon.com Inc.*	48,593,096
43,671	Chewy Inc., Class A Shares*(a)	1,499,225
6,034	DoorDash Inc., Class A Shares*	361,437
122,100	eBay Inc.	5,388,273
3,041	Etsy Inc.*	321,160
177,505	Qurate Retail Inc., Class A Shares	550,265
1,839	Wayfair Inc., Class A Shares*(a)	96,934

	Total Internet & Direct Marketing Retail	56,810,390

Leisure Products — 0.0%
1,887	Brunswick Corp.	140,978
3,095	Hasbro Inc.	243,948

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 12.3% — (continued)

Leisure Products — 0.0% — (continued)
8,550	Mattel Inc.*	$189,126
7,301	Peloton Interactive Inc., Class A Shares*	74,397
1,420	Polaris Inc.	160,843
2,098	YETI Holdings Inc.*	77,395

	Total Leisure Products	886,687

Multiline Retail — 1.2%
23,095	Dollar General Corp.	5,483,215
87,078	Dollar Tree Inc.*	11,814,743
3,089	Kohl’s Corp.	87,789
6,871	Macy’s Inc.	119,006
2,693	Nordstrom Inc.	46,077
1,541	Ollie’s Bargain Outlet Holdings Inc.*	85,233
11,194	Target Corp.	1,794,846

	Total Multiline Retail	19,430,909

Specialty Retail — 2.2%
16,804	Advance Auto Parts Inc.	2,833,827
983	AutoNation Inc.*	122,482
479	AutoZone Inc.*	1,015,102
5,631	Bath & Body Works Inc.	210,205
4,854	Best Buy Co., Inc.	343,129
1,598	Burlington Stores Inc.*	224,024
3,873	CarMax Inc.*	342,528
2,518	Carvana Co., Class A Shares*(a)	83,069
1,414	Dick’s Sporting Goods Inc.(a)	150,407
1,331	Five Below Inc.*	170,208
2,410	Floor & Decor Holdings Inc., Class A Shares*	196,078
6,300	GameStop Corp., Class A Shares*(a)	180,432
4,936	Gap Inc. (The)	45,115
24,975	Home Depot Inc. (The)	7,203,290
3,962	Leslie’s Inc.*(a)	56,181
11,311	Lithia Motors Inc., Class A Shares	3,002,392
47,328	Lowe’s Cos., Inc.	9,188,258
1,578	O’Reilly Automotive Inc.*	1,100,055
663	Penske Automotive Group Inc.	78,174
1,943	Petco Health & Wellness Co., Inc., Class A Shares*(a)	28,990
407	RH*	104,155
8,337	Ross Stores Inc.	719,233
91,277	TJX Cos., Inc. (The)	5,691,121
14,616	Tractor Supply Co.	2,706,152
1,241	Ulta Beauty Inc.*	521,059
1,832	Victoria’s Secret & Co.*	61,262
1,679	Williams-Sonoma Inc.	249,751

	Total Specialty Retail	36,626,679

Textiles, Apparel & Luxury Goods — 0.9%
3,539	Capri Holdings Ltd.*	166,970
977	Carter’s Inc.	72,151
874	Columbia Sportswear Co.	62,264
660	Deckers Outdoor Corp.*	212,236
167,055	Hanesbrands Inc.	1,455,049
2,697	lululemon athletica Inc.*	808,992
103,590	NIKE Inc., Class B Shares	11,027,155
1,682	PVH Corp.	94,613
1,066	Ralph Lauren Corp., Class A Shares	97,358

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 12.3% — (continued)

Textiles, Apparel & Luxury Goods — 0.9% — (continued)
3,281	Skechers USA Inc., Class A Shares*	$124,022
6,479	Tapestry Inc.	225,016
4,131	Under Armour Inc., Class A Shares*	34,783
5,012	Under Armour Inc., Class C Shares*	38,041
8,441	V.F. Corp.	349,879

	Total Textiles, Apparel & Luxury Goods	14,768,529

	TOTAL CONSUMER DISCRETIONARY	207,046,909

CONSUMER STAPLES — 5.4%

Beverages — 1.1%
205	Boston Beer Co., Inc. (The), Class A Shares*	69,101
1,117	Brown-Forman Corp., Class A Shares	78,827
4,438	Brown-Forman Corp., Class B Shares	322,643
94,378	Coca-Cola Co. (The)	5,824,066
3,739	Constellation Brands Inc., Class A Shares	919,981
20,713	Keurig Dr Pepper Inc.	789,580
4,259	Molson Coors Beverage Co., Class B Shares	220,062
54,971	Monster Beverage Corp.*	4,883,074
33,416	PepsiCo Inc.	5,756,574

	Total Beverages	18,863,908

Food & Staples Retailing — 1.8%
3,907	Albertsons Cos., Inc., Class A Shares	107,482
3,235	BJ’s Wholesale Club Holdings Inc.*	240,975
883	Casey’s General Stores Inc.	188,759
18,831	Costco Wholesale Corp.(a)	9,831,665
2,130	Grocery Outlet Holding Corp.*	85,456
15,836	Kroger Co. (The)	759,178
3,672	Performance Food Group Co.*	183,526
167,582	Sysco Corp.	13,778,592
5,416	US Foods Holding Corp.*	165,838
17,370	Walgreens Boots Alliance Inc.	608,992
34,845	Walmart Inc.	4,618,705

	Total Food & Staples Retailing	30,569,168

Food Products — 1.1%
63,678	Archer-Daniels-Midland Co.	5,596,660
3,370	Bunge Ltd.	334,203
4,785	Campbell Soup Co.	241,068
133,650	Conagra Brands Inc.	4,594,887
3,840	Darling Ingredients Inc.*	292,070
4,596	Flowers Foods Inc.	125,471
1,001	Freshpet Inc.*	43,574
14,613	General Mills Inc.	1,122,278
3,542	Hershey Co. (The)	795,781
6,820	Hormel Foods Corp.	342,910
1,567	Ingredion Inc.	136,439
2,573	J.M. Smucker Co. (The)	360,194
6,130	Kellogg Co.	445,896
16,797	Kraft Heinz Co. (The)	628,208
3,580	Lamb Weston Holdings Inc.	284,717
6,016	McCormick & Co., Inc., Class VTG Shares	505,765
33,385	Mondelez International Inc., Class A Shares	2,065,196
1,166	Pilgrim’s Pride Corp.*	33,196
1,321	Post Holdings Inc.*	117,252

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 5.4% — (continued)

Food Products — 1.1% — (continued)
5	Seaboard Corp.	$19,312
6,839	Tyson Foods Inc., Class A Shares	515,524

	Total Food Products	18,600,601

Household Products — 0.7%
5,833	Church & Dwight Co., Inc.	488,280
3,014	Clorox Co. (The)	435,041
20,009	Colgate-Palmolive Co.	1,564,904
8,163	Kimberly-Clark Corp.	1,040,946
57,770	Procter & Gamble Co. (The)	7,968,794
1,441	Reynolds Consumer Products Inc.	40,247
982	Spectrum Brands Holdings Inc.	61,856

	Total Household Products	11,600,068

Personal Products — 0.4%
8,462	Coty Inc., Class A Shares*	63,550
23,532	Estee Lauder Cos., Inc. (The), Class A Shares	5,986,070
3,001	Olaplex Holdings Inc.*	39,973

	Total Personal Products	6,089,593

Tobacco — 0.3%
43,778	Altria Group Inc.	1,975,263
37,455	Philip Morris International Inc.	3,576,578

	Total Tobacco	5,551,841

	TOTAL CONSUMER STAPLES	91,275,179

ENERGY — 3.1%

Energy Equipment & Services — 0.2%
22,360	Baker Hughes Co., Class A Shares	564,814
21,447	Halliburton Co.	646,198
9,553	NOV Inc.	168,801
34,138	Schlumberger NV	1,302,365

	Total Energy Equipment & Services	2,682,178

Oil, Gas & Consumable Fuels — 2.9%
8,284	Antero Midstream Corp.	83,420
7,097	Antero Resources Corp.*	284,448
8,138	APA Corp.	318,277
6,116	Cheniere Energy Inc.	979,661
3,079	Chesapeake Energy Corp.	309,409
47,502	Chevron Corp.	7,508,166
72,568	ConocoPhillips	7,942,568
870	Continental Resources Inc.	60,752
19,379	Coterra Energy Inc.	599,005
15,888	Devon Energy Corp.	1,122,011
4,276	Diamondback Energy Inc.	569,905
2,341	DT Midstream Inc.	129,247
739	Enviva Inc.	51,375
14,124	EOG Resources Inc.	1,713,241
8,898	EQT Corp.	425,324
101,902	Exxon Mobil Corp.	9,740,812
6,800	Hess Corp.	821,304
3,584	HF Sinclair Corp.	188,626
47,998	Kinder Morgan Inc.	879,323
17,035	Marathon Oil Corp.	435,926
13,052	Marathon Petroleum Corp.	1,314,989
1,163	New Fortress Energy Inc., Class A Shares(a)	66,698
19,770	Occidental Petroleum Corp.	1,403,670

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 3.1% — (continued)

Oil, Gas & Consumable Fuels — 2.9% — (continued)
10,737	ONEOK Inc.	$657,427
6,238	Ovintiv Inc.	331,487
2,284	PDC Energy Inc.	155,106
11,622	Phillips 66	1,039,704
5,822	Pioneer Natural Resources Co.	1,474,247
6,348	Range Resources Corp.*	208,595
26,869	Southwestern Energy Co.*	201,249
175,889	Suncor Energy Inc.	5,684,732
5,452	Targa Resources Corp.	371,990
138	Texas Pacific Land Corp.	253,983
9,883	Valero Energy Corp.	1,157,497
29,427	Williams Cos., Inc. (The)	1,001,401

	Total Oil, Gas & Consumable Fuels	49,485,575

	TOTAL ENERGY	52,167,753

FINANCIALS — 9.3%

Banks — 2.3%
169,767	Bank of America Corp.	5,705,869
976	Bank of Hawaii Corp.	76,147
2,879	Bank OZK	116,686
739	BOK Financial Corp.	65,675
47,653	Citigroup Inc.	2,325,943
11,790	Citizens Financial Group Inc.	432,457
3,214	Comerica Inc.	258,084
2,651	Commerce Bancshares Inc.	182,309
1,425	Cullen/Frost Bankers Inc.	185,193
3,404	East West Bancorp Inc.	245,667
16,477	Fifth Third Bancorp	562,690
298	First Citizens BancShares Inc., Class A Shares	241,964
3,053	First Hawaiian Inc.	78,493
12,974	First Horizon Corp.	293,472
4,310	First Republic Bank	654,387
7,759	FNB Corp.	92,487
34,754	Huntington Bancshares Inc.	465,704
70,504	JPMorgan Chase & Co.	8,018,420
22,280	KeyCorp	394,133
4,314	M&T Bank Corp.	784,199
2,843	PacWest Bancorp	74,856
1,867	Pinnacle Financial Partners Inc.	150,686
9,977	PNC Financial Services Group Inc. (The)	1,576,366
1,877	Popular Inc.	144,942
2,130	Prosperity Bancshares Inc.	150,974
22,570	Regions Financial Corp.	489,092
1,505	Signature Bank	262,412
1,417	SVB Financial Group*	576,039
3,560	Synovus Financial Corp.	142,970
111,722	Truist Financial Corp.	5,233,058
4,955	Umpqua Holdings Corp.	87,902
104,714	US Bancorp	4,776,005
4,305	Webster Financial Corp.	202,550
91,670	Wells Fargo & Co.	4,006,896
2,553	Western Alliance Bancorp	195,866
1,389	Wintrust Financial Corp.	117,148
3,575	Zions Bancorp NA	196,732

	Total Banks	39,564,473

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 9.3% — (continued)

Capital Markets — 3.5%
21,070	Affiliated Managers Group Inc.	$2,683,475
30,526	Ameriprise Financial Inc.	8,181,273
3,662	Ares Management Corp., Class A Shares	271,501
17,836	Bank of New York Mellon Corp. (The)	740,729
3,626	BlackRock Inc., Class A Shares	2,416,330
16,977	Blackstone Inc.	1,594,819
9,729	Blue Owl Capital Inc., Class A Shares	107,992
4,998	Carlyle Group Inc. (The)	162,585
2,555	Cboe Global Markets Inc.	301,413
36,739	Charles Schwab Corp. (The)	2,606,632
8,683	CME Group Inc., Class A Shares	1,698,482
3,742	Coinbase Global Inc., Class A Shares*(a)	249,966
867	Evercore Inc., Class A Shares	81,229
917	FactSet Research Systems Inc.	397,373
6,996	Franklin Resources Inc.	182,386
8,040	Goldman Sachs Group Inc. (The)	2,674,667
2,242	Interactive Brokers Group Inc., Class A Shares	138,085
13,336	Intercontinental Exchange Inc.	1,344,936
9,015	Invesco Ltd.	148,477
3,326	Janus Henderson Group PLC	77,828
5,253	Jefferies Financial Group Inc.	168,569
13,812	KKR & Co., Inc., Class Miscella Shares	698,335
2,461	Lazard Ltd., Class A Shares	89,457
1,926	LPL Financial Holdings Inc.	426,282
917	MarketAxess Holdings Inc.	227,957
3,862	Moody’s Corp.	1,098,816
30,843	Morgan Stanley(b)	2,628,440
573	Morningstar Inc.	130,639
12,658	MSCI Inc., Class A Shares	5,686,480
8,382	Nasdaq Inc.	498,981
4,949	Northern Trust Corp.	470,600
4,701	Raymond James Financial Inc.	490,643
13,415	Robinhood Markets Inc., Class A Shares*(a)	128,113
49,751	S&P Global Inc.	17,521,307
2,620	SEI Investments Co.	143,314
8,904	State Street Corp.	608,588
2,502	Stifel Financial Corp.	148,394
5,404	T. Rowe Price Group Inc.	648,480
2,565	Tradeweb Markets Inc., Class A Shares	178,498
2,150	Virtu Financial Inc., Class A Shares	49,364

	Total Capital Markets	58,101,435

Consumer Finance — 0.6%
7,793	Ally Financial Inc.	258,728
14,552	American Express Co.	2,211,904
25,727	Bread Financial Holdings Inc.	988,689
9,561	Capital One Financial Corp.	1,011,745
166	Credit Acceptance Corp.*(a)	88,325
42,787	Discover Financial Services	4,299,666
2,681	OneMain Holdings Inc., Class A Shares	93,647
6,566	SLM Corp.	100,329
19,194	SoFi Technologies Inc.*(a)	113,628
12,067	Synchrony Financial	395,194
1,772	Upstart Holdings Inc.*(a)	45,895

	Total Consumer Finance	9,607,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 9.3% — (continued)

Diversified Financial Services — 0.8%
11,090	Apollo Global Management Inc.	$616,382
43,608	Berkshire Hathaway Inc., Class B Shares*	12,245,127
9,245	Equitable Holdings Inc.	275,039
2,504	Voya Financial Inc.	154,071

	Total Diversified Financial Services	13,290,619

Insurance — 2.1%
15,428	Aflac Inc.	916,732
316	Alleghany Corp.*	265,813
6,619	Allstate Corp. (The)	797,589
1,662	American Financial Group Inc.	212,204
89,947	American International Group Inc.	4,654,757
5,084	Aon PLC, Class A Shares(a)	1,419,758
8,703	Arch Capital Group Ltd.*	397,901
5,025	Arthur J. Gallagher & Co.	912,389
25,593	Assurant Inc.	4,056,235
1,487	Assured Guaranty Ltd.	75,941
1,899	Axis Capital Holdings Ltd.	100,932
1,952	Brighthouse Financial Inc.*	92,818
5,715	Brown & Brown Inc.	360,274
10,191	Chubb Ltd.	1,926,609
3,776	Cincinnati Financial Corp.	366,121
623	CNA Financial Corp.	23,961
562	Erie Indemnity Co., Class A Shares	120,791
953	Everest Re Group Ltd.	256,405
6,572	Fidelity National Financial Inc.	256,965
2,597	First American Financial Corp.	138,939
2,185	Globe Life Inc.	212,360
830	Hanover Insurance Group Inc. (The)	107,394
7,927	Hartford Financial Services Group Inc. (The)	509,785
1,386	Kemper Corp.	63,756
90,387	Lincoln National Corp.	4,163,225
4,917	Loews Corp.	271,959
322	Markel Corp.*	384,503
12,114	Marsh & McLennan Cos., Inc.	1,954,836
77,858	MetLife Inc.	5,008,605
6,738	Old Republic International Corp.	147,158
961	Primerica Inc.	121,807
6,039	Principal Financial Group Inc.	451,476
14,148	Progressive Corp. (The)	1,735,252
9,063	Prudential Financial Inc.	867,782
1,634	Reinsurance Group of America Inc.	204,838
1,044	RenaissanceRe Holdings Ltd.	141,211
1,985	Ryan Specialty Holdings Inc., Class A Shares*	84,085
5,783	Travelers Cos., Inc. (The)	934,764
4,997	Unum Group	189,136
65	White Mountains Insurance Group Ltd.	89,050
2,678	Willis Towers Watson PLC	553,891
5,010	WR Berkley Corp.	324,648

	Total Insurance	35,874,655

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
12,854	AGNC Investment Corp.	153,605
37,620	Annaly Capital Management Inc.	242,649
9,809	Rithm Capital Corp.	92,499
6,684	Starwood Property Trust Inc.	153,264

	Total Mortgage Real Estate Investment Trusts (REITs)	642,017

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 9.3% — (continued)

Thrifts & Mortgage Finance — 0.0%
7,432	MGIC Investment Corp.	$106,203
11,184	New York Community Bancorp Inc.(a)	109,492
2,586	Rocket Cos., Inc., Class A Shares	20,430
1,501	TFS Financial Corp.	21,464
1,352	UWM Holdings Corp.	4,894

	Total Thrifts & Mortgage Finance	262,483

	TOTAL FINANCIALS	157,343,432

HEALTH CARE — 14.4%

Biotechnology — 1.6%
42,720	AbbVie Inc.	5,744,131
2,942	Alnylam Pharmaceuticals Inc.*	608,023
12,907	Amgen Inc.	3,101,552
3,541	Biogen Inc.*	691,840
58,638	BioMarin Pharmaceutical Inc.*	5,230,510
50,623	Exact Sciences Corp.*	1,799,648
7,389	Exelixis Inc.*	131,081
30,412	Gilead Sciences Inc.	1,930,250
5,422	Horizon Therapeutics PLC*	321,037
4,457	Incyte Corp.*	313,906
3,439	Ionis Pharmaceuticals Inc.*	146,226
1,034	Mirati Therapeutics Inc.*	83,785
8,303	Moderna Inc.*	1,098,238
2,093	Natera Inc.*	103,101
2,294	Neurocrine Biosciences Inc.*	240,021
1,839	Novavax Inc.*(a)	60,760
2,505	Regeneron Pharmaceuticals Inc.*	1,455,555
17,484	Sarepta Therapeutics Inc.*	1,912,400
3,247	Seagen Inc.*	500,980
1,578	Ultragenyx Pharmaceutical Inc.*	75,255
1,085	United Therapeutics Corp.*	245,883
6,163	Vertex Pharmaceuticals Inc.*	1,736,487

	Total Biotechnology	27,530,669

Health Care Equipment & Supplies — 4.0%
41,448	Abbott Laboratories	4,254,637
1,085	ABIOMED Inc.*	281,319
47,570	Alcon Inc.	3,124,398
12,123	Align Technology Inc.*	2,954,375
70,773	Baxter International Inc.	4,066,617
6,863	Becton Dickinson and Co.	1,732,358
34,359	Boston Scientific Corp.*	1,385,011
1,164	Cooper Cos., Inc. (The)	334,580
5,221	DENTSPLY SIRONA Inc.	171,092
41,059	DexCom Inc.*	3,375,460
56,785	Edwards Lifesciences Corp.*	5,116,329
1,137	Enovis Corp.*	57,589
97,828	Envista Holdings Corp.*	3,628,441
1,921	Globus Medical Inc., Class A Shares*	113,704
59,258	Hologic Inc.*	4,003,471
488	ICU Medical Inc.*	77,592
2,014	IDEXX Laboratories Inc.*	700,107
15,946	Insulet Corp.*	4,073,725
1,619	Integra LifeSciences Holdings Corp.*	77,243
36,875	Intuitive Surgical Inc.*	7,586,663

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.4% — (continued)

Health Care Equipment & Supplies — 4.0% — (continued)
1,232	Masimo Corp.*	$180,969
127,178	Medtronic PLC	11,181,490
2,510	Novocure Ltd.*	206,146
30,925	Omnicell Inc.*	3,163,318
814	Penumbra Inc.*	133,634
1,193	QuidelOrtho Corp.*	94,557
3,482	ResMed Inc.	765,761
2,052	STERIS PLC	413,232
19,392	Stryker Corp.	3,979,238
1,518	Tandem Diabetes Care Inc.*	69,433
1,147	Teleflex Inc.	259,520
5,042	Zimmer Biomet Holdings Inc.	536,065

	Total Health Care Equipment & Supplies	68,098,074

Health Care Providers & Services — 4.0%
2,168	Acadia Healthcare Co., Inc.*	177,624
4,518	agilon health Inc.*(a)	93,884
758	Amedisys Inc.*	89,785
3,579	AmerisourceBergen Corp., Class A Shares	524,538
6,630	Cardinal Health Inc.	468,874
102,005	Centene Corp.*	9,153,929
350	Chemed Corp.	166,667
47,221	Cigna Corp.	13,384,792
76,785	CVS Health Corp.	7,536,448
1,410	DaVita Inc.*	120,259
5,827	Elevance Health Inc.	2,826,736
2,312	Encompass Health Corp.	112,294
1,156	Enhabit Inc.*	19,190
2,256	Guardant Health Inc.*	112,935
34,024	HCA Healthcare Inc.	6,732,329
3,404	Henry Schein Inc.*	249,888
3,055	Humana Inc.	1,471,838
2,244	Laboratory Corp. of America Holdings	505,506
3,506	McKesson Corp.	1,286,702
1,412	Molina Healthcare Inc.*	476,366
2,407	Oak Street Health Inc.*(a)	63,063
2,881	Premier Inc., Class A Shares	101,526
2,824	Quest Diagnostics Inc.	353,875
1,570	Signify Health Inc., Class A Shares*	43,803
2,566	Tenet Healthcare Corp.*	144,979
39,699	UnitedHealth Group Inc.	20,616,882
1,567	Universal Health Services Inc., Class B Shares	153,315

	Total Health Care Providers & Services	66,988,027

Health Care Technology — 0.1%
2,793	Certara Inc.*	43,766
6,134	Change Healthcare Inc.*	150,712
495	Definitive Healthcare Corp., Class A Shares*	9,940
2,315	Doximity Inc., Class A Shares*(a)	76,835
3,728	Teladoc Health Inc.*	115,792
3,379	Veeva Systems Inc., Class A Shares*	673,502

	Total Health Care Technology	1,070,547

Life Sciences Tools & Services — 1.6%
2,102	10X Genomics Inc., Class A Shares*	69,345
7,260	Agilent Technologies Inc.	931,095

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.4% — (continued)

Life Sciences Tools & Services — 1.6% — (continued)
14,610	Avantor Inc.*	$363,935
1,795	Azenta Inc.	94,614
518	Bio-Rad Laboratories Inc., Class A Shares*	251,251
959	Bio-Techne Corp.	318,206
2,509	Bruker Corp.	140,504
1,205	Charles River Laboratories International Inc.*	247,326
15,647	Danaher Corp.	4,223,282
14,048	Illumina Inc.*	2,832,639
4,547	IQVIA Holdings Inc.*	966,965
2,546	Maravai LifeSciences Holdings Inc., Class A Shares*	53,135
540	Mettler-Toledo International Inc.*	654,728
3,031	PerkinElmer Inc.	409,367
5,478	QIAGEN NV*	248,866
1,292	Repligen Corp.*	283,426
121,844	Sotera Health Co.*	2,060,382
2,467	Syneos Health Inc., Class A Shares*	148,291
20,828	Thermo Fisher Scientific Inc.	11,357,925
1,461	Waters Corp.*	436,255
1,779	West Pharmaceutical Services Inc.	527,811

	Total Life Sciences Tools & Services	26,619,348

Pharmaceuticals — 3.1%
51,478	Bristol-Myers Squibb Co.	3,470,132
4,148	Catalent Inc.*	365,024
10,717	Elanco Animal Health Inc.*	162,148
33,268	Eli Lilly & Co.	10,021,320
1,469	Jazz Pharmaceuticals PLC*	228,018
87,115	Johnson & Johnson	14,055,134
111,447	Merck & Co., Inc.	9,513,116
6,220	Organon & Co.	177,457
3,275	Perrigo Co. PLC	122,551
136,617	Pfizer Inc.	6,179,187
8,863	Royalty Pharma PLC, Class A Shares	370,562
29,500	Viatris Inc.	281,725
42,150	Zoetis Inc., Class A Shares	6,597,739

	Total Pharmaceuticals	51,544,113

	TOTAL HEALTH CARE	241,850,778

INDUSTRIALS — 10.6%

Aerospace & Defense — 1.6%
1,588	Axon Enterprise Inc.*	185,288
13,245	Boeing Co. (The)*	2,122,511
2,242	BWX Technologies Inc.	116,875
911	Curtiss-Wright Corp.	134,090
5,953	General Dynamics Corp.	1,362,820
1,077	HEICO Corp.	164,027
1,928	HEICO Corp., Class A Shares	236,334
1,987	Hexcel Corp.	116,577
9,072	Howmet Aerospace Inc.	321,421
960	Huntington Ingalls Industries Inc.	221,050
4,649	L3Harris Technologies Inc.	1,060,855
5,737	Lockheed Martin Corp.	2,410,171
1,373	Mercury Systems Inc.*	66,083
11,845	Northrop Grumman Corp.	5,661,792
126,058	Raytheon Technologies Corp.	11,313,706

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 10.6% — (continued)

Aerospace & Defense — 1.6% — (continued)
2,567	Spirit AeroSystems Holdings Inc., Class A Shares	$77,267
5,187	Textron Inc.	323,565
1,262	TransDigm Group Inc.	757,692
1,419	Woodward Inc.	132,066

	Total Aerospace & Defense	26,784,190

Air Freight & Logistics — 0.6%
3,030	CH Robinson Worldwide Inc.	345,874
4,031	Expeditors International of Washington Inc.	414,750
5,802	FedEx Corp.	1,223,120
2,423	GXO Logistics Inc.*	107,533
41,779	United Parcel Service Inc., Class B Shares	8,126,433

	Total Air Freight & Logistics	10,217,710

Airlines — 0.1%
3,059	Alaska Air Group Inc.*	133,250
15,532	American Airlines Group Inc.*(a)	201,761
729	Copa Holdings SA, Class A Shares*	51,905
15,429	Delta Air Lines Inc.*	479,379
7,862	JetBlue Airways Corp.*	61,245
14,275	Southwest Airlines Co.*	523,892
7,823	United Airlines Holdings Inc.*	273,883

	Total Airlines	1,725,315

Building Products — 0.8%
1,500	Advanced Drainage Systems Inc.	203,550
2,167	Allegion PLC	206,082
3,171	AO Smith Corp.	179,003
50,860	Armstrong World Industries Inc.	4,271,731
2,837	AZEK Co., Inc. (The), Class A Shares*	51,775
4,151	Builders FirstSource Inc.*	243,290
1,243	Carlisle Cos., Inc.	367,505
20,474	Carrier Global Corp.	800,943
3,153	Fortune Brands Home & Security Inc.	193,689
1,316	Hayward Holdings Inc.*	13,831
16,805	Johnson Controls International PLC	909,823
809	Lennox International Inc.	194,257
5,706	Masco Corp.	290,264
2,339	Owens Corning	191,167
35,700	Trane Technologies PLC	5,500,299
2,819	Trex Co., Inc.*	131,901

	Total Building Products	13,749,110

Commercial Services & Supplies — 0.9%
2,114	Cintas Corp.	860,060
1,242	Clean Harbors Inc.*	145,836
5,147	Copart Inc.*	615,838
1,107	Driven Brands Holdings Inc.*	34,793
3,347	IAA Inc.*	124,709
852	MSA Safety Inc.	101,269
4,980	Republic Services Inc., Class A Shares	710,746
5,481	Rollins Inc.	185,038
2,263	Stericycle Inc.*	113,354
1,286	Tetra Tech Inc.	174,652
66,138	Waste Management Inc.	11,179,306

	Total Commercial Services & Supplies	14,245,601

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 10.6% — (continued)

Construction & Engineering — 0.3%
3,232	AECOM	$236,421
1,402	MasTec Inc.*	112,861
4,849	MDU Resources Group Inc.	146,198
32,011	Quanta Services Inc.	4,523,154
511	Valmont Industries Inc.	141,455
5,231	WillScot Mobile Mini Holdings Corp.*	209,972

	Total Construction & Engineering	5,370,061

Electrical Equipment — 0.7%
810	Acuity Brands Inc.	132,783
5,580	AMETEK Inc.	670,493
86,492	Bloom Energy Corp., Class A Shares*	2,197,762
5,322	ChargePoint Holdings Inc.*	86,589
35,292	Eaton Corp. PLC	4,822,299
14,270	Emerson Electric Co.	1,166,430
1,504	Generac Holdings Inc.*	331,496
1,310	Hubbell Inc., Class B Shares	270,253
4,082	nVent Electric PLC	134,543
12,478	Plug Power Inc.*(a)	349,883
1,629	Regal Rexnord Corp.	224,134
2,809	Rockwell Automation Inc.	665,564
3,815	Sensata Technologies Holding PLC	153,668
4,962	Sunrun Inc.*	163,895
7,564	Vertiv Holdings Co., Class A Shares	87,213

	Total Electrical Equipment	11,457,005

Industrial Conglomerates — 0.6%
13,717	3M Co.(a)(f)	1,705,709
26,455	General Electric Co.	1,942,855
36,604	Honeywell International Inc.	6,930,968

	Total Industrial Conglomerates	10,579,532

Machinery — 1.6%
1,530	AGCO Corp.	166,326
2,505	Allison Transmission Holdings Inc.	90,831
12,892	Caterpillar Inc.	2,381,281
1,209	Crane Holdings Co.	114,081
3,404	Cummins Inc.	733,120
6,756	Deere & Co.	2,467,629
2,988	Donaldson Co., Inc.	153,434
33,648	Dover Corp.	4,204,654
1,137	Esab Corp.	46,719
3,094	Flowserve Corp.	94,274
8,663	Fortive Corp.	548,628
2,333	Gates Industrial Corp. PLC*	25,010
4,032	Graco Inc.	257,403
1,834	IDEX Corp.	369,019
7,488	Illinois Tool Works Inc.(a)	1,458,887
9,809	Ingersoll Rand Inc.	464,652
2,113	ITT Inc.	153,256
1,386	Lincoln Electric Holdings Inc.	189,453
1,333	Middleby Corp. (The)*	191,712
1,418	Nordson Corp.	322,127
1,557	Oshkosh Corp.	124,186
130,036	Otis Worldwide Corp.	9,391,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 10.6% — (continued)

Machinery — 1.6% — (continued)
8,248	PACCAR Inc.	$721,783
3,078	Parker-Hannifin Corp.	815,670
3,979	Pentair PLC	177,066
1,292	Snap-on Inc.	281,475
3,641	Stanley Black & Decker Inc.	320,772
1,488	Timken Co. (The)	93,729
2,568	Toro Co. (The)	212,964
4,327	Westinghouse Air Brake Technologies Corp.	379,262
4,391	Xylem Inc.	400,020

	Total Machinery	27,350,623

Marine — 0.0%
1,461	Kirby Corp.*	97,975

Professional Services — 0.8%
3,220	Booz Allen Hamilton Holding Corp., Class A Shares	308,154
557	CACI International Inc., Class A Shares*	156,445
10,980	Clarivate PLC*	128,137
73,419	CoStar Group Inc.*	5,112,899
6,070	Dun & Bradstreet Holdings Inc.	86,497
2,932	Equifax Inc.	553,415
814	FTI Consulting Inc.*	130,728
3,116	Jacobs Solutions Inc.	388,191
3,347	KBR Inc.	161,660
3,289	Leidos Holdings Inc.	312,619
1,332	ManpowerGroup Inc.	97,662
8,628	Nielsen Holdings PLC	240,204
2,659	Robert Half International Inc.	204,663
1,327	Science Applications International Corp.	120,850
4,695	TransUnion	346,820
27,791	Verisk Analytics Inc., Class A Shares	5,201,364

	Total Professional Services	13,550,308

Road & Rail — 1.3%
219	AMERCO	115,122
718	Avis Budget Group Inc.*	120,179
52,498	CSX Corp.	1,661,562
5,625	Hertz Global Holdings Inc.*(a)	103,837
2,042	JB Hunt Transport Services Inc.	355,349
3,935	Knight-Swift Transportation Holdings Inc., Class A Shares	198,757
898	Landstar System Inc.	131,674
7,195	Lyft Inc., Class A Shares*	105,982
5,747	Norfolk Southern Corp.	1,397,268
2,474	Old Dominion Freight Line Inc.	671,468
1,280	Ryder System Inc.	97,843
1,269	Schneider National Inc., Class B Shares	29,009
435,622	Uber Technologies Inc.*	12,528,489
15,175	Union Pacific Corp.	3,406,939
2,383	XPO Logistics Inc.*	124,917

	Total Road & Rail	21,048,395

Trading Companies & Distributors — 1.3%
73,972	AerCap Holdings NV*	3,258,466
59,356	Air Lease Corp., Class A Shares	2,158,184
1,168	Core & Main Inc., Class A Shares*	27,530
13,888	Fastenal Co.	698,983
1,115	MSC Industrial Direct Co., Inc., Class A Shares	88,319

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 10.6% — (continued)

Trading Companies & Distributors — 1.3% — (continued)
1,051	SiteOne Landscape Supply Inc.*	$131,543
26,669	United Rentals Inc.*	7,788,415
86,812	Univar Solutions Inc.*	2,189,399
798	Watsco Inc.	217,080
1,076	WESCO International Inc.*	141,688
9,068	WW Grainger Inc.	5,032,196

	Total Trading Companies & Distributors	21,731,803

	TOTAL INDUSTRIALS	177,907,628

INFORMATION TECHNOLOGY — 26.7%

Communications Equipment — 0.9%
6,020	Arista Networks Inc.*	721,678
3,747	Ciena Corp.*	190,123
180,900	Cisco Systems Inc.	8,089,848
73,001	CommScope Holding Co., Inc.*	824,911
1,432	F5 Inc.*	224,910
7,834	Juniper Networks Inc.	222,642
1,694	Lumentum Holdings Inc.*	141,534
20,777	Motorola Solutions Inc.	5,057,329
142	Ubiquiti Inc.	44,075
1,717	ViaSat Inc.*	65,212

	Total Communications Equipment	15,582,262

Electronic Equipment, Instruments & Components — 0.9%
14,135	Amphenol Corp., Class A Shares	1,039,347
36,182	Arrow Electronics Inc.*	3,792,235
2,432	Avnet Inc.	106,740
3,270	CDW Corp.	558,189
4,053	Cognex Corp.	170,672
18,142	Corning Inc.	622,633
206,949	Flex Ltd.*	3,685,762
3,061	II-VI Inc.*(a)	144,571
810	IPG Photonics Corp.*	73,378
3,428	Jabil Inc.	206,708
4,406	Keysight Technologies Inc.*	722,099
587	Littelfuse Inc.	139,248
3,209	National Instruments Corp.	127,590
24,100	TD SYNNEX Corp.	2,320,348
1,127	Teledyne Technologies Inc.*	415,142
5,997	Trimble Inc.*	379,310
4,116	Vontier Corp.	90,223
1,259	Zebra Technologies Corp., Class A Shares*	379,765

	Total Electronic Equipment, Instruments & Components	14,973,960

IT Services — 6.2%
15,316	Accenture PLC, Class A Shares	4,418,053
4,239	Affirm Holdings Inc., Class A Shares*(a)	99,320
3,873	Akamai Technologies Inc.*	349,654
3,015	Amdocs Ltd.	257,692
10,093	Automatic Data Processing Inc.	2,466,830
12,501	Block Inc., Class A Shares*	861,444
2,836	Broadridge Financial Solutions Inc.	485,438
6,747	Cloudflare Inc., Class A Shares*	422,160
63,014	Cognizant Technology Solutions Corp., Class A Shares	3,980,594
1,007	Concentrix Corp.	126,661

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 26.7% — (continued)

IT Services — 6.2% — (continued)
5,975	DXC Technology Co.*	$148,061
1,298	EPAM Systems Inc.*	553,597
1,209	Euronet Worldwide Inc.*	107,190
55,147	Fidelity National Information Services Inc.	5,038,781
163,317	Fiserv Inc.*	16,526,047
1,817	FleetCor Technologies Inc.*	386,167
1,887	Gartner Inc.*	538,399
4,386	Genpact Ltd.	206,054
62,925	Global Payments Inc.	7,817,173
991	Globant SA*	208,873
3,908	GoDaddy Inc., Class A Shares*	296,305
21,752	International Business Machines Corp.	2,794,044
1,725	Jack Henry & Associates Inc.	331,545
4,351	Kyndryl Holdings Inc.*	45,337
20,808	MasterCard Inc., Class A Shares	6,749,491
1,537	MongoDB Inc., Class A Shares*	496,236
2,992	Okta Inc., Class A Shares*	273,469
7,796	Paychex Inc.	961,559
100,913	PayPal Holdings Inc.*	9,429,311
1,131	Shift4 Payments Inc., Class A Shares*	51,223
4,735	Snowflake Inc., Class A Shares*	856,798
5,416	SS&C Technologies Holdings Inc.	301,996
3,490	Switch Inc., Class A Shares	118,486
2,055	Thoughtworks Holding Inc.*	27,044
5,458	Toast Inc., Class A Shares*	103,320
4,076	Twilio Inc., Class A Shares*	283,608
42,392	VeriSign Inc.*	7,724,670
140,935	Visa Inc., Class A Shares	28,005,194
9,633	Western Union Co. (The)	142,761
1,093	WEX Inc.*	168,595
1,194	Wix.com Ltd.*	75,568

	Total IT Services	104,234,748

Semiconductors & Semiconductor Equipment — 5.2%
39,041	Advanced Micro Devices Inc.*	3,313,410
1,049	Allegro MicroSystems Inc.*	24,463
104,568	Analog Devices Inc.	15,845,189
21,312	Applied Materials Inc.	2,004,820
4,270	ASML Holding NV, Class REG Shares, ADR	2,092,044
29,435	Broadcom Inc.	14,691,303
1,290	Cirrus Logic Inc.*	98,930
3,147	Enphase Energy Inc.*	901,427
3,233	Entegris Inc.	306,747
2,542	First Solar Inc.*	324,232
1,508	GLOBALFOUNDRIES Inc.*(a)	90,208
149,414	Intel Corp.	4,769,295
3,606	KLA Corp.	1,240,933
3,349	Lam Research Corp.	1,466,561
3,276	Lattice Semiconductor Corp.*(a)	176,576
20,414	Marvell Technology Inc.	955,783
12,995	Microchip Technology Inc.	847,924
26,955	Micron Technology Inc.	1,523,766
1,318	MKS Instruments Inc.	131,286
1,091	Monolithic Power Systems Inc.	494,419
119,717	NVIDIA Corp.	18,070,084

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 26.7% — (continued)

Semiconductors & Semiconductor Equipment — 5.2% — (continued)
10,477	ON Semiconductor Corp.*	$720,503
2,601	Qorvo Inc.*	233,518
27,084	QUALCOMM Inc.	3,582,401
92,111	Skyworks Solutions Inc.	9,077,539
3,864	Teradyne Inc.	327,049
22,287	Texas Instruments Inc.	3,682,035
1,061	Universal Display Corp.	118,545
2,753	Wolfspeed Inc.*	312,383

	Total Semiconductors & Semiconductor Equipment	87,423,373

Software — 9.2%
41,443	Adobe Inc.*	15,476,474
1,354	Alteryx Inc., Class A Shares*	84,381
2,108	ANSYS Inc.*	523,416
5,431	AppLovin Corp., Class A Shares*	133,766
687	Aspen Technology Inc.*	144,682
16,774	Atlassian Corp. PLC, Class A Shares*	4,154,249
5,257	Autodesk Inc.*	1,060,547
2,037	Avalara Inc.*	186,569
4,070	Bentley Systems Inc., Class B Shares	149,654
2,290	Bill.com Holdings Inc.*	370,705
3,675	Black Knight Inc.*	243,138
6,589	Cadence Design Systems Inc.*	1,144,971
4,082	CCC Intelligent Solutions Holdings Inc.*	39,024
3,196	Ceridian HCM Holding Inc.*	190,609
3,037	Citrix Systems Inc.	312,113
2,999	Confluent Inc., Class A Shares*	82,053
1,843	Coupa Software Inc.*	107,631
20,771	Crowdstrike Holdings Inc., Class A Shares*	3,792,992
6,241	Datadog Inc., Class A Shares*	654,993
4,737	DocuSign Inc., Class A Shares*	275,788
1,598	Dolby Laboratories Inc., Class A Shares	117,038
1,391	DoubleVerify Holdings Inc.*	35,957
6,767	Dropbox Inc., Class A Shares*	144,746
4,808	Dynatrace Inc.*	183,569
1,837	Elastic NV*	154,143
625	Fair Isaac Corp.*	280,875
1,630	Five9 Inc.*	159,919
16,205	Fortinet Inc.*	789,021
2,025	Guidewire Software Inc.*	145,213
1,106	HubSpot Inc.*	372,766
854	Informatica Inc., Class A Shares*(a)	18,848
18,064	Intuit Inc.	7,799,674
1,574	Jamf Holding Corp.*	37,697
5,842	Mandiant Inc.*	133,548
1,518	Manhattan Associates Inc.*	214,433
231,864	Microsoft Corp.	60,625,480
1,158	nCino Inc.*	36,523
2,949	NCR Corp.*	91,567
1,155	New Relic Inc.*	70,120
241,643	NortonLifeLock Inc.	5,458,715
5,294	Nutanix Inc., Class A Shares*	91,586
92,264	Oracle Corp.	6,841,376
43,678	Palantir Technologies Inc., Class A Shares*	337,194
18,593	Palo Alto Networks Inc.*	10,352,768

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 26.7% — (continued)

Software — 9.2% — (continued)
1,236	Paycom Software Inc.*	$434,083
1,077	Paycor HCM Inc.*	31,912
976	Paylocity Holding Corp.*	235,216
936	Pegasystems Inc.	34,267
1,686	Procore Technologies Inc.*	92,056
2,550	PTC Inc.*	292,970
1,968	RingCentral Inc., Class A Shares*	84,703
2,539	Roper Technologies Inc.	1,022,151
71,062	Salesforce Inc.*	11,094,199
4,139	SentinelOne Inc., Class A Shares*	113,036
15,542	ServiceNow Inc.*	6,754,864
2,876	Smartsheet Inc., Class A Shares*	95,685
29,636	Splunk Inc.*	2,668,129
3,672	Synopsys Inc.*	1,270,585
2,455	Teradata Corp.*	80,770
10,478	Trade Desk Inc. (The), Class A Shares*	656,971
987	Tyler Technologies Inc.*	366,680
43,888	UiPath Inc., Class A Shares*	721,958
23,429	Unity Software Inc.*(a)	1,000,887
5,045	VMware Inc., Class A Shares	585,371
20,124	Workday Inc., Class A Shares*	3,311,605
2,976	Zendesk Inc.*	228,468
6,098	Zoom Video Communications Inc., Class A Shares*	490,279
2,010	Zscaler Inc.*	320,072

	Total Software	155,607,448

Technology Hardware, Storage & Peripherals — 4.3%
423,392	Apple Inc.	66,565,690
6,458	Dell Technologies Inc., Class C Shares	247,277
31,268	Hewlett Packard Enterprise Co.	425,245
25,452	HP Inc.	730,727
5,343	NetApp Inc.	385,390
6,512	Pure Storage Inc., Class A Shares*	188,653
89,449	Western Digital Corp.*	3,780,115

	Total Technology Hardware, Storage & Peripherals	72,323,097

	TOTAL INFORMATION TECHNOLOGY	450,144,888

MATERIALS — 2.6%

Chemicals — 1.6%
5,355	Air Products & Chemicals Inc.	1,351,870
2,813	Albemarle Corp.	753,772
1,263	Ashland Inc.	128,523
4,989	Axalta Coating Systems Ltd.*	128,467
43,001	Celanese Corp., Class A Shares	4,767,091
5,027	CF Industries Holdings Inc.	520,093
3,899	Chemours Co. (The)	131,513
17,501	Corteva Inc.	1,075,086
17,600	Dow Inc.	897,600
77,065	DuPont de Nemours Inc.	4,287,897
3,101	Eastman Chemical Co.	282,191
5,993	Ecolab Inc.	981,833
5,673	Element Solutions Inc.	105,915
3,066	FMC Corp.	331,373
19,812	Ginkgo Bioworks Holdings Inc.*(a)	53,294
4,790	Huntsman Corp.	134,216

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 2.6% — (continued)

Chemicals — 1.6% — (continued)
6,167	International Flavors & Fragrances Inc.	$681,330
12,144	Linde PLC	3,435,052
6,195	LyondellBasell Industries NV, Class A Shares	514,185
8,730	Mosaic Co. (The)	470,285
156	NewMarket Corp.	44,805
3,472	Olin Corp.	189,780
5,730	PPG Industries Inc.	727,595
3,088	RPM International Inc.	287,678
968	Scotts Miracle-Gro Co. (The)	64,808
15,780	Sherwin-Williams Co. (The)	3,662,538
4,290	Valvoline Inc.	124,710
813	Westlake Corp.	80,186

	Total Chemicals	26,213,686

Construction Materials — 0.4%
906	Eagle Materials Inc.	108,376
1,505	Martin Marietta Materials Inc.	523,303
37,022	Vulcan Materials Co.	6,163,793

	Total Construction Materials	6,795,472

Containers & Packaging — 0.4%
36,492	Amcor PLC	438,269
1,603	AptarGroup Inc.	164,805
532	Ardagh Group SA, Class A Shares(c)(f)	6,307
3,600	Ardagh Metal Packaging SA	22,140
2,004	Avery Dennison Corp.	367,975
7,523	Ball Corp.	419,859
69,086	Berry Global Group Inc.*	3,753,442
2,848	Crown Holdings Inc.	258,000
7,384	Graphic Packaging Holding Co.	164,442
8,936	International Paper Co.	371,916
2,241	Packaging Corp. of America	306,838
3,482	Sealed Air Corp.	187,366
2,024	Silgan Holdings Inc.	92,193
2,405	Sonoco Products Co.	151,563
6,119	WestRock Co.	248,370

	Total Containers & Packaging	6,953,485

Metals & Mining — 0.2%
4,515	Alcoa Corp.	223,402
12,515	Cleveland-Cliffs Inc.*	216,134
34,926	Freeport-McMoRan Inc.	1,033,810
2,190	MP Materials Corp.*	76,628
19,196	Newmont Corp.	793,947
6,421	Nucor Corp.	853,608
1,528	Reliance Steel & Aluminum Co.	287,233
1,575	Royal Gold Inc.	144,742
2,065	Southern Copper Corp.	97,200
5,118	SSR Mining Inc.	69,042
4,320	Steel Dynamics Inc.	348,710
6,344	United States Steel Corp.	145,087

	Total Metals & Mining	4,289,543

Paper & Forest Products — 0.0%
1,965	Louisiana-Pacific Corp.	106,562

	TOTAL MATERIALS	44,358,748

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 3.0%

Equity Real Estate Investment Trusts (REITs) — 2.9%
3,912	Alexandria Real Estate Equities Inc.	$600,101
7,092	American Homes 4 Rent, Class A Shares	252,192
11,215	American Tower Corp.(a)	2,849,171
6,329	Americold Realty Trust Inc.	186,199
3,831	Apartment Income REIT Corp.	156,496
3,374	AvalonBay Communities Inc.	677,870
3,769	Boston Properties Inc.	299,372
7,025	Brixmor Property Group Inc.	150,897
2,503	Camden Property Trust	321,661
3,533	Cousins Properties Inc.	94,861
90,585	Crown Castle Inc.	15,474,636
5,216	CubeSmart	240,197
6,860	Digital Realty Trust Inc.	848,102
4,078	Douglas Emmett Inc.	79,603
9,200	Duke Realty Corp.	541,420
993	EastGroup Properties Inc.	163,875
1,814	EPR Properties	78,891
6,625	Equinix Inc.	4,355,076
4,335	Equity LifeStyle Properties Inc.	303,883
59,817	Equity Residential	4,377,408
1,589	Essex Property Trust Inc.	421,180
3,174	Extra Space Storage Inc.	630,769
1,880	Federal Realty Investment Trust	190,388
3,155	First Industrial Realty Trust Inc.	159,895
5,619	Gaming and Leisure Properties Inc.	271,229
9,153	Healthcare Realty Trust Inc., Class A Shares	222,601
12,990	Healthpeak Properties Inc.	340,988
2,392	Highwoods Properties Inc.	72,741
17,107	Host Hotels & Resorts Inc.	303,991
3,404	Hudson Pacific Properties Inc.	44,967
14,736	Invitation Homes Inc.	534,622
6,899	Iron Mountain Inc.	362,956
2,708	JBG SMITH Properties	59,495
2,816	Kilroy Realty Corp.	137,336
14,246	Kimco Realty Corp.	300,306
2,096	Lamar Advertising Co., Class A Shares	196,793
1,963	Life Storage Inc.	249,792
14,116	Medical Properties Trust Inc.	206,235
2,776	Mid-America Apartment Communities Inc.	459,900
4,215	National Retail Properties Inc.	189,253
2,050	National Storage Affiliates Trust	103,566
5,851	Omega Healthcare Investors Inc.	191,094
5,285	Park Hotels & Resorts Inc.	73,990
17,855	Prologis Inc.	2,223,126
3,776	Public Storage	1,249,214
3,485	Rayonier Inc.	123,787
14,539	Realty Income Corp.	992,723
4,073	Regency Centers Corp.	247,801
3,940	Rexford Industrial Realty Inc.	245,107
2,575	SBA Communications Corp., Class A Shares	837,519
7,895	Simon Property Group Inc.	805,132
1,659	SL Green Realty Corp.(a)	73,278
3,039	Spirit Realty Capital Inc.	124,143
5,990	STORE Capital Corp.	161,610
2,897	Sun Communities Inc.	445,298

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 3.0% — (continued)

Equity Real Estate Investment Trusts (REITs) — 2.9% — (continued)
7,704	UDR Inc.	$345,678
9,604	Ventas Inc.	459,647
23,231	VICI Properties Inc.	766,391
4,250	Vornado Realty Trust	111,435
10,976	Welltower Inc.	841,310
18,135	Weyerhaeuser Co.	619,492
4,534	WP Carey Inc.	380,992

	Total Equity Real Estate Investment Trusts (REITs)	48,829,681

Real Estate Management & Development — 0.1%
7,962	CBRE Group Inc., Class A Shares*	628,679
1,017	Howard Hughes Corp. (The)*	64,712
1,204	Jones Lang LaSalle Inc.*	208,292
11,366	Opendoor Technologies Inc.*	49,215
3,138	WeWork Inc., Class A Shares*	12,866
1,457	Zillow Group Inc., Class A Shares*	48,664
4,084	Zillow Group Inc., Class C Shares*	136,650

	Total Real Estate Management & Development	1,149,078

	TOTAL REAL ESTATE	49,978,759

UTILITIES — 2.1%

Electric Utilities — 1.5%
6,002	Alliant Energy Corp.	366,362
12,424	American Electric Power Co., Inc.	1,244,885
1,711	Avangrid Inc.	84,523
7,848	Constellation Energy Corp.	640,318
18,638	Duke Energy Corp.	1,992,589
75,611	Edison International	5,124,157
4,838	Entergy Corp.	557,821
5,368	Evergy Inc.	367,869
8,308	Eversource Energy	745,145
23,638	Exelon Corp.	1,037,945
13,122	FirstEnergy Corp.	518,975
2,585	Hawaiian Electric Industries Inc.	101,125
1,234	IDACORP Inc.	134,802
47,507	NextEra Energy Inc.	4,040,945
106,546	NRG Energy Inc.	4,398,219
4,805	OGE Energy Corp.	194,795
37,459	PG&E Corp.*	461,870
2,764	Pinnacle West Capital Corp.	208,267
17,798	PPL Corp.	517,566
25,622	Southern Co. (The)	1,974,688
13,172	Xcel Energy Inc.	978,021

	Total Electric Utilities	25,690,887

Gas Utilities — 0.0%
3,332	Atmos Energy Corp.	377,782
2,139	National Fuel Gas Co.	152,447
5,032	UGI Corp.	198,764

	Total Gas Utilities	728,993

Independent Power & Renewable Electricity Producers — 0.0%
16,112	AES Corp. (The)	410,050
3,131	Brookfield Renewable Corp., Class A Shares	120,199
10,293	Vistra Corp.	254,752

	Total Independent Power & Renewable Electricity Producers	785,001

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units		Security	Value

UTILITIES — 2.1% — (continued)

Multi-Utilities — 0.5%
6,143		Ameren Corp.	$568,965
15,216		CenterPoint Energy Inc.	479,761
7,078		CMS Energy Corp.	478,048
8,569		Consolidated Edison Inc.	837,534
19,511		Dominion Energy Inc.	1,596,000
4,663		DTE Energy Co.	607,775
9,606		NiSource Inc.	283,473
12,026		Public Service Enterprise Group Inc.	773,993
7,602		Sempra Energy	1,254,102
7,639		WEC Energy Group Inc.	787,886

		Total Multi-Utilities	7,667,537

Water Utilities — 0.1%
4,395		American Water Works Co., Inc.	652,438
5,632		Essential Utilities Inc.	276,813

		Total Water Utilities	929,251

		TOTAL UTILITIES	35,801,669

		TOTAL COMMON STOCKS (Cost — $1,000,203,593)	1,629,109,095

CLOSED END MUTUAL FUND SECURITY — 1.2%

FINANCIALS — 1.2%

Capital Markets — 1.2%
278,711		iShares® Core S&P U.S. Value ETF, Common Class Shares (Cost — $15,841,905)	19,217,124

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,016,045,498)	1,648,326,219

Face Amount†

SHORT-TERM INVESTMENTS (d) — 2.6%

MONEY MARKET FUND — 0.6%
$10,568,557		Invesco STIT – Government & Agency Portfolio, 2.185%, Institutional Class(e) (Cost — $10,568,557)	10,568,557

TIME DEPOSITS — 2.0%
7,432,189		ANZ National Bank – London, 1.680% due 9/1/22	7,432,189
29,803	CAD	BBH – Grand Cayman, 1.380% due 9/1/22	22,696
21,790,526		Citibank – New York, 1.680% due 9/1/22	21,790,526
1,357,493		JPMorgan Chase & Co. – New York, 1.680% due 9/1/22	1,357,493
1,465,845		National Australia Bank Ltd. – London, 1.680% due 9/1/22	1,465,845
1,853,663		Sumitomo Mitsui Banking Corp. – Tokyo, 1.680% due 9/1/22	1,853,663

		TOTAL TIME DEPOSITS (Cost — $33,922,412)	33,922,412

		TOTAL SHORT-TERM INVESTMENTS (Cost — $44,490,969)	44,490,969

		TOTAL INVESTMENTS — 100.5% (Cost — $1,060,536,467)	1,692,817,188

		Liabilities in Excess of Other Assets — (0.5)%	(7,960,868)

		TOTAL NET ASSETS — 100.0%	$1,684,856,320

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

(b)	Affiliated security (See Note 2). As of August 31, 2022, total cost and total market value of affiliated security amounted to $752,966 and $2,628,440, respectively.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.0%.
(e)	Represents investments of collateral received from securities lending transactions.
(f)	Illiquid security.

At August 31, 2022, for Large Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Large Cap Equity Fund	$1,075,508,780	$708,949,636	$(91,612,764)	$617,336,872

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology	26.8%
Health Care	14.4
Consumer Discretionary	12.3
Industrials	10.6
Financials	10.5
Communication Services	7.2
Consumer Staples	5.4
Energy	3.1
Real Estate	3.0
Materials	2.6
Utilities	2.1
Short-Term Investments	2.0

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2022, Large Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
S&P 500 E-mini Index September Futures	65	9/22	$12,862,403	$12,858,624	$(3,779)
S&P MidCap 400 E-mini Index September Futures	5	9/22	1,182,937	1,215,150	32,213

					$28,434

At August 31, 2022, Large Cap Equity Fund had deposited cash of $714,984 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.9%

COMMUNICATION SERVICES — 2.2%

Diversified Telecommunication Services — 0.1%
541	Anterix Inc.*	$22,965
382	ATN International Inc.	17,897
868	Bandwidth Inc., Class A Shares*	13,454
4,518	Charge Enterprises Inc.*	10,979
1,743	Cogent Communications Holdings Inc.	92,815
2,589	Consolidated Communications Holdings Inc.*	14,861
1,657	EchoStar Corp., Class A Shares*	30,505
10,067	Frontier Communications Parent Inc.*	259,326
29,387	Globalstar Inc.*	58,774
600	IDT Corp., Class B Shares*	15,342
5,267	Iridium Communications Inc.*	233,802
2,029	Liberty Latin America Ltd., Class A Shares*	14,203
6,205	Liberty Latin America Ltd., Class C Shares*	43,249
694	Ooma Inc.*	8,397
3,089	Radius Global Infrastructure Inc., Class A Shares*	42,536

	Total Diversified Telecommunication Services	879,105

Entertainment — 0.8%
21,424	AMC Entertainment Holdings Inc., Class A Shares*(a)	195,387
4,546	Cinemark Holdings Inc.*	64,008
33,950	Endeavor Group Holdings Inc., Class A Shares*	767,949
2,014	IMAX Corp.*	31,579
409	Liberty Media Corp-Liberty Braves, Class A Shares*	11,493
1,458	Liberty Media Corp-Liberty Braves, Class C Shares*	39,862
981	Liberty Media Corp-Liberty Formula One, Class A Shares*	57,025
8,386	Liberty Media Corp-Liberty Formula One, Class C Shares*	534,020
2,537	Lions Gate Entertainment Corp., Class A Shares*	24,989
110,349	Lions Gate Entertainment Corp., Class B Shares*	1,029,556
8,692	Madison Square Garden Entertainment Corp.*	482,927
811	Madison Square Garden Sports Corp.*	129,979
809	Marcus Corp. (The)	13,017
3,300	Playstudios Inc.*	11,946
4,341	Playtika Holding Corp.*	45,711
992	Reservoir Media Inc.*	6,498
13,206	Skillz Inc., Class A Shares*(a)	17,564
11,373	World Wrestling Entertainment Inc., Class A Shares(a)	773,478

	Total Entertainment	4,236,988

Interactive Media & Services — 0.2%
654	Arena Group Holdings Inc. (The)*	6,880
3,532	Bumble Inc., Class A Shares*	88,477
4,237	Cargurus Inc., Class A Shares*	79,232
2,700	Cars.com Inc.*	34,425
1,882	DHI Group Inc.*	9,598
2,993	Eventbrite Inc., Class A Shares*	21,280
770	EverQuote Inc., Class A Shares*	6,661
7,693	fuboTV Inc.*	27,849
3,197	IAC Inc.*	205,471
847	MediaAlpha Inc., Class A Shares*	7,072
1,027	Outbrain Inc.*	4,529
1,999	QuinStreet Inc.*	24,008
1,067	Shutterstock Inc.	59,122
4,347	TripAdvisor Inc.*	103,459
4,723	TrueCar Inc.*	10,296

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 2.2% — (continued)

Interactive Media & Services — 0.2% — (continued)
5,844	Vimeo Inc.*	$34,596
8,399	Vinco Ventures Inc.*	8,147
3,054	Yelp Inc., Class A Shares*	104,355
1,910	Ziff Davis Inc.*	147,605
3,442	ZipRecruiter Inc., Class A Shares*	57,413

	Total Interactive Media & Services	1,040,475

Media — 1.1%
2,665	Advantage Solutions Inc.*	9,701
9,131	Altice USA Inc., Class A Shares*	91,310
1,217	AMC Networks Inc., Class A Shares*	32,603
4,856	Audacy Inc., Class A Shares*	2,679
862	Boston Omaha Corp., Class A Shares*	23,127
1,623	Cable One Inc.	1,842,105
1,317	Cardlytics Inc.*	17,437
13,890	Clear Channel Outdoor Holdings Inc., Class A Shares*	22,224
58,295	Criteo SA, ADR*	1,575,131
1,299	Cumulus Media Inc., Class A Shares*	12,107
41	Daily Journal Corp.*	10,709
2,331	Entravision Communications Corp., Class A Shares	11,842
2,467	EW Scripps Co. (The), Class A Shares*	36,882
4,982	Gannett Co., Inc.*	11,558
3,574	Gray Television Inc.	68,263
5,320	iHeartMedia Inc., Class A Shares*	47,082
1,380	Integral Ad Science Holding Corp.*	11,219
16,473	Interpublic Group of Cos., Inc. (The)	455,314
1,798	John Wiley & Sons Inc., Class A Shares	82,762
841	Loyalty Ventures Inc.*	1,775
5,368	Magnite Inc.*	40,421
6,891	New York Times Co. (The), Class A Shares	210,107
16,217	News Corp., Class A Shares	274,392
5,155	News Corp., Class B Shares	88,872
1,617	Nexstar Media Group Inc., Class A Shares	309,364
1,765	PubMatic Inc., Class A Shares*	34,541
1,241	Scholastic Corp.	56,974
1,931	Sinclair Broadcast Group Inc., Class A Shares	42,656
3,696	Stagwell Inc.*	25,059
1,169	TechTarget Inc.*	75,868
9,236	TEGNA Inc.	197,650
1,293	Thryv Holdings Inc.*	33,075
2,259	WideOpenWest Inc.*	40,210

	Total Media	5,795,019

Wireless Telecommunication Services — 0.0%
2,292	Gogo Inc.*	34,059
2,230	Shenandoah Telecommunications Co.	49,707
4,252	Telephone & Data Systems Inc.	69,180
522	United States Cellular Corp.*	14,924

	Total Wireless Telecommunication Services	167,870

	TOTAL COMMUNICATION SERVICES	12,119,457

CONSUMER DISCRETIONARY — 7.8%

Auto Components — 0.5%
3,884	Adient PLC*	128,949
4,445	American Axle & Manufacturing Holdings Inc.*	46,006

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.8% — (continued)

Auto Components — 0.5% — (continued)
9,953	BorgWarner Inc.	$375,228
5,678	Dana Inc.	87,839
1,126	Dorman Products Inc.*	102,072
1,774	Fox Factory Holding Corp.*	165,354
9,715	Gentex Corp.	265,122
1,422	Gentherm Inc.*	85,178
11,644	Goodyear Tire & Rubber Co. (The)*	163,365
2,083	Holley Inc.*	11,811
1,038	LCI Industries	120,273
2,461	Lear Corp.	341,193
10,012	Luminar Technologies Inc., Class A Shares*(a)	86,303
1,949	Modine Manufacturing Co.*	29,196
670	Motorcar Parts of America Inc.*	9,956
959	Patrick Industries Inc.	50,798
10,087	QuantumScape Corp., Class A Shares*(a)	111,260
2,544	Solid Power Inc.*	16,739
928	Standard Motor Products Inc.	34,058
1,225	Stoneridge Inc.*	23,275
3,559	Tenneco Inc., Class A Shares*	67,123
1,173	Visteon Corp.*	140,561
977	XPEL Inc.*	66,954

	Total Auto Components	2,528,613

Automobiles — 0.1%
5,022	Canoo Inc.*	16,020
8,459	Cenntro Electric Group Ltd.*	11,166
4,785	Faraday Future Intelligent Electric Inc.*	5,359
6,576	Fisker Inc.*(a)	59,381
5,513	Harley-Davidson Inc.	212,637
5,872	Lordstown Motors Corp., Class A Shares*	12,566
2,232	Thor Industries Inc.	180,814
1,302	Winnebago Industries Inc.	74,969
6,490	Workhorse Group Inc.*	20,314

	Total Automobiles	593,226

Distributors — 0.1%
1,421	Funko Inc., Class A Shares*	31,645
1,630	Pool Corp.	552,880
348	Weyco Group Inc.	8,909

	Total Distributors	593,434

Diversified Consumer Services — 0.4%
2,764	2U Inc.*	19,680
8,866	ADT Inc.	64,633
1,795	Adtalem Global Education Inc.*	67,654
753	American Public Education Inc.*	7,778
7,635	Beachbody Co., Inc.(The)*	8,857
2,431	Bright Horizons Family Solutions Inc.*	165,794
552	Carriage Services Inc., Class A Shares	19,546
5,235	Chegg Inc.*	103,025
4,907	Coursera Inc.*	56,430
967	Duolingo Inc., Class A Shares*	90,917
1,062	European Wax Center Inc., Class A Shares	22,971
3,351	Frontdoor Inc.*	78,681
155	Graham Holdings Co., Class B Shares	87,642
1,319	Grand Canyon Education Inc.*	107,340

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.8% — (continued)

Diversified Consumer Services — 0.4% — (continued)
6,815	H&R Block Inc.	$306,675
4,829	Laureate Education Inc., Class A Shares	53,216
2,966	Mister Car Wash Inc.*	29,393
3,366	Nerdy Inc.*	10,300
3,196	OneSpaWorld Holdings Ltd.*	28,157
2,793	Perdoceo Education Corp.*	32,343
1,759	PowerSchool Holdings Inc., Class A Shares*	31,662
4,188	Rover Group Inc., Class A Shares*	15,956
6,481	Service Corp. International	399,942
1,195	StoneMor Inc.*	4,111
954	Strategic Education Inc.	61,724
1,780	Stride Inc.*	67,889
5,075	Terminix Global Holdings Inc.*	216,449
3,050	Udemy Inc.*	45,323
1,399	Universal Technical Institute Inc.*	9,597
4,269	Vivint Smart Home Inc.*	26,724
2,394	WW International Inc.*	12,497

	Total Diversified Consumer Services	2,252,906

Hotels, Restaurants & Leisure — 1.7%
2,156	Accel Entertainment Inc., Class A Shares*	20,288
9,621	Aramark	343,566
1,734	Bally’s Corp.*	41,078
43	Biglari Holdings Inc., Class B Shares*	5,799
912	BJ’s Restaurants Inc.*	22,873
3,722	Bloomin’ Brands Inc.	75,259
572	Bluegreen Vacations Holding Corp., Class A Shares	11,920
1,576	Bowlero Corp.*(a)	18,628
3,317	Boyd Gaming Corp.	180,544
1,727	Brinker International Inc.*	42,329
1,124	Century Casinos Inc.*	8,284
2,166	Cheesecake Factory Inc. (The)	66,323
1,389	Choice Hotels International Inc.	159,332
7,463	Churchill Downs Inc.	1,470,883
673	Chuy’s Holdings Inc.*	15,028
976	Cracker Barrel Old Country Store Inc.	105,349
1,794	Dave & Buster’s Entertainment Inc.*	74,164
2,494	Denny’s Corp.*	23,568
681	Dine Brands Global Inc.	45,355
756	El Pollo Loco Holdings Inc.*	6,842
3,558	Everi Holdings Inc.*	65,823
1,341	F45 Training Holdings Inc.*	3,353
668	First Watch Restaurant Group Inc.*	11,202
1,323	Full House Resorts Inc.*	8,917
955	Golden Entertainment Inc.*	36,538
3,679	Hilton Grand Vacations Inc.*	150,030
2,119	Hyatt Hotels Corp., Class A Shares*	189,905
1,114	Inspired Entertainment Inc.*	11,664
66,017	International Game Technology PLC	1,184,345
846	Jack in the Box Inc.	67,562
3,404	Krispy Kreme Inc.	39,997
164	Kura Sushi USA Inc., Class A Shares*	12,261
1,798	Life Time Group Holdings Inc.*	21,306
4,017	Light & Wonder Inc.*	197,757
1,085	Lindblad Expeditions Holdings Inc.*	8,387

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.8% — (continued)

Hotels, Restaurants & Leisure — 1.7% — (continued)
1,697	Marriott Vacations Worldwide Corp.	$241,687
537	Monarch Casino & Resort Inc.*	32,429
496	NEOGAMES SA*	7,931
1,393	Noodles & Co., Class A Shares*	6,617
17,886	Norwegian Cruise Line Holdings Ltd.*(a)	233,949
786	ONE Group Hospitality Inc.(The)*	5,612
1,336	Papa John’s International Inc.	107,989
6,878	Penn Entertainment Inc.*	214,800
3,525	Planet Fitness Inc., Class A Shares*	238,819
89,680	Playa Hotels & Resorts NV*	588,301
1,099	Portillo’s Inc., Class A Shares*	24,200
392	RCI Hospitality Holdings Inc.	25,562
2,155	Red Rock Resorts Inc., Class A Shares	82,364
2,470	Rush Street Interactive Inc.*	11,955
1,213	Ruth’s Hospitality Group Inc.	22,101
11,419	SeaWorld Entertainment Inc.*	573,805
1,523	Shake Shack Inc., Class A Shares*	72,586
3,076	Six Flags Entertainment Corp.*	68,133
522	Sweetgreen Inc., Class A Shares*	8,827
1,394	Target Hospitality Corp.*	18,526
2,824	Texas Roadhouse Inc., Class A Shares	250,658
3,451	Travel + Leisure Co.	146,322
1,729	Vacasa Inc., Class A Shares*	6,916
1,665	Vail Resorts Inc.	374,092
7,282	Wendy’s Co. (The)	139,669
6,168	Wingstop Inc.	702,289
3,719	Wyndham Hotels & Resorts Inc.	242,999
4,515	Wynn Resorts Ltd.*	273,564
803	Xponential Fitness Inc., Class A Shares*	14,719

	Total Hotels, Restaurants & Leisure	9,483,880

Household Durables — 1.0%
803	Aterian Inc.*	1,831
971	Beazer Homes USA Inc.*	13,827
381	Cavco Industries Inc.*	89,158
1,256	Century Communities Inc.	58,643
1,032	Dream Finders Homes Inc., Class A Shares*	12,745
778	Ethan Allen Interiors Inc.	18,493
4,982	GoPro Inc., Class A Shares*	30,340
1,247	Green Brick Partners Inc.*	30,377
971	Helen of Troy Ltd.*	120,045
162	Hovnanian Enterprises Inc., Class A Shares*	6,495
1,014	Installed Building Products Inc.	91,828
1,180	iRobot Corp.*	69,478
16,885	KB Home	483,755
1,696	La-Z-Boy Inc.	44,758
368	Legacy Housing Corp.*	6,289
5,548	Leggett & Platt Inc.	212,045
864	LGI Homes Inc.*	82,002
500	Lifetime Brands Inc.	4,460
483	Lovesac Co. (The)*	14,901
1,105	M/I Homes Inc.*	47,780
2,399	MDC Holdings Inc.	74,561
1,501	Meritage Homes Corp.*	117,603
2,192	Mohawk Industries Inc.*	241,909

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.8% — (continued)

Household Durables — 1.0% — (continued)
55,064	Newell Brands Inc.	$982,892
9,926	PulteGroup Inc.	403,591
2,062	Purple Innovation Inc., Class A Shares*	5,897
2,184	Skyline Champion Corp.*	123,767
815	Snap One Holdings Corp.*	9,120
24,754	Sonos Inc.*	372,300
4,956	Taylor Morrison Home Corp., Class A Shares*	124,445
33,469	Tempur Sealy International Inc.	837,060
4,508	Toll Brothers Inc.	197,405
1,364	TopBuild Corp.*	250,649
1,614	Traeger Inc.*	4,261
4,578	Tri Pointe Homes Inc.*	79,337
1,934	Tupperware Brands Corp.*	21,738
475	Universal Electronics Inc.*	10,559
2,930	Vizio Holding Corp., Class A Shares*	31,410
2,174	Vuzix Corp.*(a)	16,327
1,394	Weber Inc., Class A Shares	10,009

	Total Household Durables	5,354,090

Internet & Direct Marketing Retail — 0.3%
36,412	1-800-Flowers.com Inc., Class A Shares*	316,056
331	1stdibs.com Inc.*	2,241
34	aka Brands Holding Corp.*	71
3,039	BARK Inc.*	7,050
1,761	CarParts.com Inc.*	11,411
12,514	Chewy Inc., Class A Shares*(a)	429,606
24,353	ContextLogic Inc., Class A Shares*	31,659
362	Duluth Holdings Inc., Class B Shares*	3,211
1,179	Groupon Inc., Class A Shares*	11,684
617	Lands’ End Inc.*	8,527
937	Liquidity Services Inc.*	16,388
1,751	Overstock.com Inc.*	45,701
970	PetMed Express Inc.	19,953
3,057	Porch Group Inc.*	6,573
2,199	Poshmark Inc., Class A Shares*	23,793
1,904	Quotient Technology Inc.*	3,541
14,475	Qurate Retail Inc., Class A Shares	44,872
3,636	RealReal Inc. (The)*	7,781
3,136	Rent the Runway Inc., Class A Shares*	13,955
1,848	Revolve Group Inc., Class A Shares*	43,409
629	RumbleON Inc., Class B Shares*	13,744
3,079	Stitch Fix Inc., Class A Shares*	15,457
3,143	ThredUp Inc., Class A Shares*	7,575
1,280	Vivid Seats Inc., Class A Shares	10,355
8,508	Wayfair Inc., Class A Shares*(a)	448,457
1,416	Xometry Inc., Class A Shares*(a)	69,398

	Total Internet & Direct Marketing Retail	1,612,468

Leisure Products — 0.4%
1,473	Acushnet Holdings Corp.	70,189
4,531	AMMO Inc.*	17,263
8,670	BRP Inc.	599,184
3,185	Brunswick Corp.	237,951
5,968	Callaway Golf Co.*	132,072
970	Clarus Corp.	14,715

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.8% — (continued)

Leisure Products — 0.4% — (continued)
182	Johnson Outdoors Inc., Class A Shares	$11,128
1,748	Latham Group Inc.*	9,981
812	Malibu Boats Inc., Class A Shares*	48,744
338	Marine Products Corp.	3,356
691	MasterCraft Boat Holdings Inc.*	16,646
14,574	Mattel Inc.*	322,377
12,391	Peloton Interactive Inc., Class A Shares*	126,264
2,361	Polaris Inc.	267,431
2,040	Smith & Wesson Brands Inc.	27,132
740	Solo Brands Inc., Class A Shares*	3,071
721	Sturm Ruger & Co., Inc.	37,672
2,319	Vista Outdoor Inc.*	65,210
3,626	YETI Holdings Inc.*	133,763

	Total Leisure Products	2,144,149

Multiline Retail — 0.3%
1,366	Big Lots Inc.	28,099
169	Dillard’s Inc., Class A Shares	50,064
1,092	Franchise Group Inc.	37,008
5,240	Kohl’s Corp.	148,921
11,946	Macy’s Inc.	206,905
4,748	Nordstrom Inc.	81,238
15,121	Ollie’s Bargain Outlet Holdings Inc.*	836,342

	Total Multiline Retail	1,388,577

Specialty Retail — 2.2%
1,426	Aaron’s Co., Inc. (The)	16,969
2,195	Abercrombie & Fitch Co., Class A Shares*	31,586
3,441	Academy Sports & Outdoors Inc.	148,238
6,265	American Eagle Outfitters Inc.	70,544
216	America’s Car-Mart Inc.*	17,412
3,445	Arko Corp.	32,831
936	Asbury Automotive Group Inc.*	163,313
1,671	AutoNation Inc.*	208,207
3,286	Bed Bath & Beyond Inc.*(a)	31,316
720	Big 5 Sporting Goods Corp.(a)	8,813
1,257	Boot Barn Holdings Inc.*	83,741
1,189	Buckle Inc. (The)	38,381
597	Build-A-Bear Workshop Inc.	9,146
16,361	Caleres Inc.	417,533
1,611	Camping World Holdings Inc., Class A Shares	48,523
15,298	CarMax Inc.*	1,352,955
4,351	Carvana Co., Class A Shares*(a)	143,539
597	Cato Corp. (The), Class A Shares	6,454
41,926	Chico’s FAS Inc.*	238,140
7,510	Children’s Place Inc. (The)*	316,772
297	Citi Trends Inc.*	5,999
707	Conn’s Inc.*	6,794
1,274	Container Store Group Inc. (The)*	8,638
38,754	Designer Brands Inc., Class A Shares	661,143
2,715	Destination XL Group Inc.*	14,960
2,325	Dick’s Sporting Goods Inc.	247,310
3,005	EVgo Inc.*(a)	28,517
4,601	Express Inc.*	6,994
2,282	Five Below Inc.*	291,822

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.8% — (continued)

Specialty Retail — 2.2% — (continued)
15,316	Floor & Decor Holdings Inc., Class A Shares*	$1,246,110
3,501	Foot Locker Inc.	128,977
11,209	GameStop Corp., Class A Shares*(a)	321,026
8,352	Gap Inc. (The)	76,337
663	Genesco Inc.*	37,513
665	Group 1 Automotive Inc.	118,762
2,023	GrowGeneration Corp.*(a)	9,609
1,249	Guess? Inc.(a)	21,820
560	Haverty Furniture Cos., Inc.	15,019
602	Hibbett Inc.	35,277
452	JOANN Inc.	3,209
6,366	Leslie’s Inc.*(a)	90,270
1,178	Lithia Motors Inc., Class A Shares	312,688
960	LL Flooring Holdings Inc.*	7,814
884	MarineMax Inc.*	32,125
19,510	Monro Inc.	903,508
919	Murphy USA Inc.	266,666
31,795	National Vision Holdings Inc.*	1,056,548
24,097	ODP Corp. (The)*	861,468
516	OneWater Marine Inc., Class A Shares*	20,563
3,799	Party City Holdco Inc.*	7,484
1,134	Penske Automotive Group Inc.	133,710
3,269	Petco Health & Wellness Co., Inc., Class A Shares*(a)	48,773
2,067	Rent-A-Center Inc.	53,411
735	RH*	188,094
4,628	Sally Beauty Holdings Inc.*	68,865
641	Shoe Carnival Inc.	15,249
1,991	Signet Jewelers Ltd.	130,152
910	Sleep Number Corp.*	37,701
804	Sonic Automotive Inc., Class A Shares	42,765
1,503	Sportsman’s Warehouse Holdings Inc.*	11,964
2,102	Tile Shop Holdings Inc.	8,240
885	Tilly’s Inc., Class A Shares	6,638
416	Torrid Holdings Inc.*	2,334
452	TravelCenters of America Inc.*	24,444
2,857	Urban Outfitters Inc.*	57,511
3,373	Victoria’s Secret & Co.*	112,793
6,707	Volta Inc.*	14,353
3,602	Warby Parker Inc., Class A Shares*(a)	45,277
2,898	Williams-Sonoma Inc.	431,078
131	Winmark Corp.	27,034
782	Zumiez Inc.*	20,301

	Total Specialty Retail	11,710,070

Textiles, Apparel & Luxury Goods — 0.8%
4,134	Allbirds Inc., Class A Shares*	16,991
5,810	Capri Holdings Ltd.*	274,116
14,937	Carter’s Inc.	1,103,097
1,566	Columbia Sportswear Co.	111,562
2,550	Crocs Inc.*	187,935
1,130	Deckers Outdoor Corp.*	363,374
1,382	Ermenegildo Zegna NV	14,152
1,694	Fossil Group Inc.*	7,166
2,026	G-III Apparel Group Ltd.*	42,688
14,631	Hanesbrands Inc.	127,436

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.8% — (continued)

Textiles, Apparel & Luxury Goods — 0.8% — (continued)
2,441	Kontoor Brands Inc.	$90,878
752	Movado Group Inc.	23,981
699	Oxford Industries Inc.	74,604
1,080	PLBY Group Inc.*	4,860
2,816	PVH Corp.	158,400
1,897	Ralph Lauren Corp., Class A Shares	173,253
279	Rocky Brands Inc.	7,290
5,520	Skechers USA Inc., Class A Shares*	208,656
3,187	Steven Madden Ltd.	92,774
468	Superior Group of Cos., Inc.	5,200
11,092	Tapestry Inc.	385,225
7,747	Under Armour Inc., Class A Shares*	65,230
9,000	Under Armour Inc., Class C Shares*	68,310
548	Unifi Inc.*	6,225
38,493	Wolverine World Wide Inc.	752,153

	Total Textiles, Apparel & Luxury Goods	4,365,556

	TOTAL CONSUMER DISCRETIONARY	42,026,969

CONSUMER STAPLES — 4.5%

Beverages — 0.1%
387	Boston Beer Co., Inc. (The), Class A Shares*	130,450
2,243	Celsius Holdings Inc.*	232,128
196	Coca-Cola Consolidated Inc.	92,969
1,312	Duckhorn Portfolio Inc.(The)*	23,931
615	MGP Ingredients Inc.	67,318
997	National Beverage Corp.	55,293
6,352	Primo Water Corp.	83,465
1,476	Vintage Wine Estates Inc.*	8,723
1,232	Vita Coco Co., Inc. (The)*(a)	18,468

	Total Beverages	712,745

Food & Staples Retailing — 0.4%
6,762	Albertsons Cos., Inc., Class A Shares	186,023
1,365	Andersons Inc. (The)	50,546
5,602	BJ’s Wholesale Club Holdings Inc.*	417,293
1,551	Casey’s General Stores Inc.	331,557
1,523	Chefs’ Warehouse Inc. (The)*	50,777
3,722	Grocery Outlet Holding Corp.*	149,327
1,410	HF Foods Group Inc.*	7,177
613	Ingles Markets Inc., Class A Shares	53,656
321	Natural Grocers by Vitamin Cottage Inc.	4,609
6,366	Performance Food Group Co.*	318,173
989	PriceSmart Inc.	62,574
2,441	Rite Aid Corp.*	17,526
1,409	SpartanNash Co.	42,876
4,654	Sprouts Farmers Market Inc.*	134,501
2,410	United Natural Foods Inc.*	106,233
9,184	US Foods Holding Corp.*	281,214
334	Village Super Market Inc., Class A Shares	7,341
723	Weis Markets Inc.	56,184

	Total Food & Staples Retailing	2,277,587

Food Products — 1.6%
408	Alico Inc.	13,852
2,617	AppHarvest Inc.*	7,537

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.5% — (continued)

Food Products — 1.6% — (continued)
2,926	B&G Foods Inc.(a)	$63,377
7,743	Benson Hill Inc.*	27,488
2,679	Beyond Meat Inc.*	65,368
1,347	BRC Inc., Class A Shares*	13,133
15,554	Calavo Growers Inc.	653,890
26,265	Cal-Maine Foods Inc.	1,408,067
6,679	Darling Ingredients Inc.*	508,005
7,689	Flowers Foods Inc.	209,910
1,363	Fresh Del Monte Produce Inc.	37,264
1,829	Freshpet Inc.*	79,616
22,138	Hain Celestial Group Inc. (The)*	448,516
5,680	Hostess Brands Inc., Class A Shares*	131,662
2,765	Ingredion Inc.	240,749
4,019	J&J Snack Foods Corp.	598,952
366	John B Sanfilippo & Son Inc.	29,547
5,991	Lamb Weston Holdings Inc.	476,464
821	Lancaster Colony Corp.	138,380
954	Landec Corp.*	10,017
25,767	Mission Produce Inc.*	414,849
2,066	Pilgrim’s Pride Corp.*	58,819
2,345	Post Holdings Inc.*	208,142
11	Seaboard Corp.	42,486
203	Seneca Foods Corp., Class A Shares*	10,725
3,699	Simply Good Foods Co. (The)*	113,004
1,301	Sovos Brands Inc.*	19,866
4,208	SunOpta Inc.*	41,785
1,831	Tattooed Chef Inc.*	12,195
540	Tootsie Roll Industries Inc.	19,348
34,547	TreeHouse Foods Inc.*	1,609,890
43,046	Utz Brands Inc.	717,146
1,373	Vital Farms Inc.*	17,780
1,493	Whole Earth Brands Inc.*	7,629

	Total Food Products	8,455,458

Household Products — 1.7%
362	Central Garden & Pet Co.*	14,451
1,692	Central Garden & Pet Co., Class A Shares*	63,890
14,460	Clorox Co. (The)	2,087,156
2,789	Energizer Holdings Inc.	78,371
242,232	Henkel AG & Co. KGaA, ADR	3,862,206
22,634	Kimberly-Clark Corp.	2,886,288
2,230	Reynolds Consumer Products Inc.	62,284
1,644	Spectrum Brands Holdings Inc.	103,555
576	WD-40 Co.	108,956

	Total Household Products	9,267,157

Personal Products — 0.7%
4,284	Beauty Health Co.*	49,694
62,043	Beiersdorf AG, ADR	1,248,926
5,465	BellRing Brands Inc.*	129,466
14,276	Coty Inc., Class A Shares*	107,213
2,159	Edgewell Personal Care Co.	84,115
2,059	elf Beauty Inc.*	78,510
27,769	Herbalife Nutrition Ltd.*	724,493

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.5% — (continued)

Personal Products — 0.7% — (continued)
3,957	Honest Co., Inc. (The)*	$14,285
741	Inter Parfums Inc.	58,183
464	Medifast Inc.	58,223
462	Nature’s Sunshine Products Inc.*	4,481
18,351	Nu Skin Enterprises Inc., Class A Shares	751,290
5,174	Olaplex Holdings Inc.*	68,918
570	USANA Health Sciences Inc.*	36,776
2,601	Veru Inc.*(a)	39,795

	Total Personal Products	3,454,368

Tobacco — 0.0%
6,185	22nd Century Group Inc.*	8,288
514	Turning Point Brands Inc.	11,986
971	Universal Corp.	49,560
5,948	Vector Group Ltd.	58,290

	Total Tobacco	128,124

	TOTAL CONSUMER STAPLES	24,295,439

ENERGY — 4.1%

Energy Equipment & Services — 1.0%
5,992	Archrock Inc.	44,281
5,473	Borr Drilling Ltd.*	21,947
999	Bristow Group Inc.*	28,981
2,487	Cactus Inc., Class A Shares	99,356
8,562	ChampionX Corp.	186,737
4,350	Diamond Offshore Drilling Inc.*	30,928
699	DMC Global Inc.*	15,602
14,200	Dril-Quip Inc.*	314,246
3,525	Expro Group Holdings NV*	47,658
5,030	Helix Energy Solutions Group Inc.*	21,730
4,186	Helmerich & Payne Inc.	178,951
6,678	ION Geophysical Corp.*	187
5,932	Liberty Energy Inc., Class A Shares*	88,980
386	Nabors Industries Ltd.*	51,149
1,206	National Energy Services Reunited Corp.*	8,466
3,902	Newpark Resources Inc.*	11,238
173,610	NexTier Oilfield Solutions Inc.*	1,626,726
1,602	Noble Corp.*	48,621
16,518	NOV Inc.	291,873
53,085	Oceaneering International Inc.*	469,802
44,673	Oil States International Inc.*	218,898
25,253	Patterson-UTI Energy Inc.	376,270
3,315	ProPetro Holding Corp.*	30,365
2,530	RPC Inc.	20,113
2,960	Select Energy Services Inc., Class A Shares*	21,046
1,342	Solaris Oilfield Infrastructure Inc., Class A Shares	14,359
54,750	TechnipFMC PLC*	447,855
52,388	TETRA Technologies Inc.*	208,504
1,640	Tidewater Inc.*	36,342
3,307	US Silica Holdings Inc.*	46,397
2,625	Valaris Ltd.*	133,823
2,899	Weatherford International PLC*	81,578

	Total Energy Equipment & Services	5,223,009

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 4.1% — (continued)

Oil, Gas & Consumable Fuels — 3.1%
979	Aemetis Inc.*	$8,928
2,981	Alto Ingredients Inc.*	12,878
1,554	Amplify Energy Corp.*	11,577
13,821	Antero Midstream Corp.	139,177
12,235	Antero Resources Corp.*	490,379
14,052	APA Corp.	549,574
653	Arch Resources Inc.	95,064
2,543	Archaea Energy Inc., Class A Shares*	50,250
1,403	Ardmore Shipping Corp.*	13,525
3,004	Berry Corp.	27,487
2,359	Brigham Minerals Inc., Class A Shares	70,180
3,317	California Resources Corp.	165,717
2,117	Callon Petroleum Co.*	90,100
8,891	Centennial Resource Development Inc., Class A Shares*	73,173
387	Centrus Energy Corp., Class A Shares*	19,276
5,307	Chesapeake Energy Corp.	533,300
1,751	Chord Energy Corp.	247,854
3,018	Civitas Resources Inc.	202,779
6,683	Clean Energy Fuels Corp.*	44,910
38,000	CNX Resources Corp.*	671,460
3,898	Comstock Resources Inc.*	76,401
1,384	CONSOL Energy Inc.	99,344
1,205	Crescent Energy Co., Class A Shares	20,642
1,109	CVR Energy Inc.	36,220
2,938	Delek US Holdings Inc.	82,999
2,140	Denbury Inc.*	190,310
28,467	Devon Energy Corp.	2,010,340
6,091	DHT Holdings Inc.	47,571
7,265	Diamondback Energy Inc.	968,279
1,250	Dorian LPG Ltd.	18,188
4,031	DT Midstream Inc.	222,552
2,054	Earthstone Energy Inc., Class A Shares*	31,221
6,993	Energy Fuels Inc.*	56,783
1,228	Enviva Inc.	85,371
15,310	EQT Corp.	731,818
16,811	Equitrans Midstream Corp.	155,838
992	Excelerate Energy Inc., Class A Shares	25,475
1,152	FLEX LNG Ltd.	38,097
5,610	Frontline Ltd.*	66,535
8,472	Gevo Inc.*(a)	26,517
4,168	Golar LNG Ltd.*	113,661
1,457	Green Plains Inc.*	53,370
498	Gulfport Energy Corp.*	48,684
6,190	HF Sinclair Corp.	325,780
287	HighPeak Energy Inc.	7,267
2,060	International Seaways Inc.	60,832
677	Kinetik Holdings Inc., Class A Shares	24,961
19,243	Kosmos Energy Ltd.*	136,048
706	Laredo Petroleum Inc.*	54,793
6,869	Magnolia Oil & Gas Corp., Class A Shares	163,963
4,640	Matador Resources Co.	276,544
6,107	Murphy Oil Corp.	237,990
238	NACCO Industries Inc., Class A Shares	10,703
1,975	New Fortress Energy Inc., Class A Shares(a)	113,266

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 4.1% — (continued)

Oil, Gas & Consumable Fuels — 3.1% — (continued)
1,947	NextDecade Corp.*	$14,349
6,391	Nordic American Tankers Ltd.	16,617
29,522	Northern Oil & Gas Inc.	934,076
10,724	Ovintiv Inc.	569,873
2,300	Par Pacific Holdings Inc.*	43,240
3,978	PBF Energy Inc., Class A Shares*	135,888
22,295	PDC Energy Inc.	1,514,053
4,812	Peabody Energy Corp.*	118,664
53,785	Range Resources Corp.*	1,767,375
871	Ranger Oil Corp., Class A Shares	33,960
618	REX American Resources Corp.*	18,725
427	Riley Exploration Permian Inc.	10,735
3,896	Ring Energy Inc.*	12,623
778	SandRidge Energy Inc.*	16,322
2,114	Scorpio Tankers Inc.	87,942
5,319	SFL Corp., Ltd.	56,913
505	SilverBow Resources Inc.*	20,079
394	Sitio Royalties Corp.	10,023
5,063	SM Energy Co.	223,126
46,652	Southwestern Energy Co.*	349,423
2,778	Talos Energy Inc.*	57,588
2,758	Teekay Corp.*	9,625
971	Teekay Tankers Ltd., Class A Shares*	23,887
21,319	Tellurian Inc.*	85,276
240	Texas Pacific Land Corp.	441,710
13,303	Uranium Energy Corp.*	60,130
7,355	Ur-Energy Inc.*	10,150
2,430	VAALCO Energy Inc.	12,174
2,235	Vertex Energy Inc.*(a)	18,997
3,524	W&T Offshore Inc.*	22,906
2,661	World Fuel Services Corp.	68,654

	Total Oil, Gas & Consumable Fuels	16,901,054

	TOTAL ENERGY	22,124,063

FINANCIALS — 13.2%

Banks — 5.6%
874	1st Source Corp.	41,244
579	ACNB Corp.(a)	20,589
631	Allegiance Bancshares Inc.	26,729
634	Amalgamated Financial Corp.	14,265
1,312	Amerant Bancorp Inc., Class A Shares	34,361
611	American National Bankshares Inc.	20,120
2,500	Ameris Bancorp	116,700
881	Arrow Financial Corp.	28,289
6,584	Associated Banc-Corp.	131,943
3,231	Atlantic Union Bankshares Corp.	104,846
2,848	Banc of California Inc.	48,074
872	BancFirst Corp.	94,054
1,521	Bancorp Inc. (The)*	36,078
358	Bank First Corp.	29,095
1,642	Bank of Hawaii Corp.	128,109
722	Bank of Marin Bancorp	22,310
2,194	Bank of NT Butterfield & Son Ltd. (The)	71,568
4,963	Bank OZK	201,150

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.2% — (continued)

Banks — 5.6% — (continued)
70,444	BankUnited Inc.	$2,609,950
559	Bankwell Financial Group Inc.	17,620
7,520	Banner Corp.	456,915
951	Bar Harbor Bankshares	26,942
900	Baycom Corp.	16,749
954	BCB Bancorp Inc.	17,172
11,727	Berkshire Hills Bancorp Inc.	330,819
659	Blue Ridge Bankshares Inc.	9,668
1,281	BOK Financial Corp.	113,842
2,157	Brookline Bancorp Inc.	26,898
1,185	Business First Bancshares Inc.	27,954
1,141	Byline Bancorp Inc.	24,885
5,119	Cadence Bank	130,432
308	Cambridge Bancorp	25,327
653	Camden National Corp.	29,535
572	Capital Bancorp Inc.	14,168
831	Capital City Bank Group Inc.	26,534
1,121	Capstar Financial Holdings Inc.	22,588
946	Carter Bankshares Inc.*	15,581
2,967	Cathay General Bancorp	124,436
1,106	CBTX Inc.	32,959
770	Central Pacific Financial Corp.	16,778
635	Citizens & Northern Corp.	15,240
423	City Holding Co.	35,959
563	Civista Bancshares Inc.	11,907
817	CNB Financial Corp.	21,503
547	Coastal Financial Corp.*	21,989
1,332	Colony Bankcorp Inc.	18,808
2,495	Columbia Banking System Inc.	74,725
19,810	Comerica Inc.	1,590,743
4,614	Commerce Bancshares Inc.	317,305
1,556	Community Bank System Inc.	101,731
784	Community Trust Bancorp Inc.	33,124
1,640	ConnectOne Bancorp Inc.	41,049
2,140	CrossFirst Bankshares Inc.*	28,205
2,482	Cullen/Frost Bankers Inc.	322,561
1,161	Customers Bancorp Inc.*	40,275
5,019	CVB Financial Corp.	131,699
1,448	Dime Community Bancshares Inc.	45,264
919	Eagle Bancorp Inc.	44,599
5,967	East West Bancorp Inc.	430,638
7,015	Eastern Bankshares Inc.	136,091
535	Enterprise Bancorp Inc.	17,216
1,508	Enterprise Financial Services Corp.	68,946
673	Equity Bancshares Inc., Class A Shares	21,018
431	Esquire Financial Holdings Inc.	16,111
603	Farmers & Merchants Bancorp Inc.	17,222
1,431	Farmers National Banc Corp.	20,449
1,751	FB Financial Corp.	69,375
794	Financial Institutions Inc.	20,668
7,866	First Bancorp	136,274
384	First Bancorp Inc. (The)	11,136
916	First Bancshares Inc. (The)	27,388
727	First Bank	10,898
2,279	First Busey Corp.	52,417

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.2% — (continued)

Banks — 5.6% — (continued)
555	First Business Financial Services Inc.	$18,470
512	First Citizens BancShares Inc., Class A Shares	415,724
2,751	First Commonwealth Financial Corp.	37,083
805	First Community Bancshares Inc.	25,382
2,751	First Financial Bancorp	59,367
5,447	First Financial Bankshares Inc.	231,552
634	First Financial Corp.	29,481
2,337	First Foundation Inc.	44,310
412	First Guaranty Bancshares Inc.	9,179
5,431	First Hawaiian Inc.	139,631
22,288	First Horizon Corp.	504,155
357	First Internet Bancorp	13,091
22,773	First Interstate BancSystem Inc., Class A Shares	916,841
2,596	First Merchants Corp.	103,373
780	First Mid Bancshares Inc.	27,573
1,106	First of Long Island Corp. (The)	20,361
530	First Western Financial Inc.*	14,061
489	Five Star Bancorp	12,435
1,288	Flushing Financial Corp.	26,597
14,874	FNB Corp.	177,298
6,473	Fulton Financial Corp.	105,057
953	FVCBankcorp Inc.*	18,355
1,417	German American Bancorp Inc.	53,223
4,758	Glacier Bancorp Inc.	241,135
537	Great Southern Bancorp Inc.	31,565
344	Guaranty Bancshares Inc.	11,920
3,568	Hancock Whitney Corp.	172,085
722	Hanmi Financial Corp.	17,848
2,232	HarborOne Bancorp Inc.	30,444
538	HBT Financial Inc.	9,727
1,720	Heartland Financial USA Inc.	76,832
2,685	Heritage Commerce Corp.	30,314
843	Heritage Financial Corp.	21,910
2,654	Hilltop Holdings Inc.	70,066
8,262	Home BancShares Inc.	194,405
519	HomeStreet Inc.	18,066
769	HomeTrust Bancshares Inc.	17,856
3,457	Hope Bancorp Inc.	50,023
1,825	Horizon Bancorp Inc.	34,529
64,939	Huntington Bancshares Inc.	870,183
4,748	Independent Bank Corp.	311,591
1,461	Independent Bank Group Inc.	98,413
2,387	International Bancshares Corp.	99,610
587	John Marshall Bancorp Inc.	14,798
3,000	Lakeland Bancorp Inc.	48,870
924	Lakeland Financial Corp.	69,614
1,494	Live Oak Bancshares Inc.	54,143
1,098	Macatawa Bank Corp.	10,453
721	Mercantile Bank Corp.	23,851
1,020	Metrocity Bankshares Inc.	20,390
481	Metropolitan Bank Holding Corp.*	34,435
560	Mid Penn Bancorp Inc.	16,290
1,022	Midland States Bancorp Inc.	25,642
706	MidWestOne Financial Group Inc.	21,533
396	MVB Financial Corp.	12,664

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.2% — (continued)

Banks — 5.6% — (continued)
31,333	National Bank Holdings Corp., Class A Shares	$1,257,393
1,226	NBT Bancorp Inc.	47,544
545	Nicolet Bankshares Inc.*	41,736
437	Northeast Bank	16,942
3,558	Northwest Bancshares Inc.	50,061
2,804	OceanFirst Financial Corp.	54,510
1,444	OFG Bancorp	39,277
12,208	Old National Bancorp	203,752
1,982	Old Second Bancorp Inc.	27,193
970	Origin Bancorp Inc.	39,625
454	Orrstown Financial Services Inc.	11,681
25,151	Pacific Premier Bancorp Inc.	823,947
27,771	PacWest Bancorp	731,210
618	Park National Corp.	81,471
879	Parke Bancorp Inc.	19,496
914	Pathward Financial Inc.	30,125
882	PCB Bancorp	16,564
584	PCSB Financial Corp.	10,810
847	Peapack Gladstone Financial Corp.	28,518
1,230	Peoples Bancorp Inc.	36,765
386	Peoples Financial Services Corp.	18,790
3,223	Pinnacle Financial Partners Inc.	260,128
3,137	Popular Inc.	242,239
386	Preferred Bank	26,186
1,513	Premier Financial Corp.	40,881
950	Primis Financial Corp.	12,455
758	Professional Holding Corp., Class A Shares*	21,194
3,769	Prosperity Bancshares Inc.	267,147
789	QCR Holdings Inc.	44,066
1,000	RBB Bancorp	22,100
294	Red River Bancshares Inc.	15,026
1,606	Renasant Corp.	53,544
486	Republic Bancorp Inc., Class A Shares	20,655
1,597	Republic First Bancorp Inc.*	5,078
966	S&T Bancorp Inc.	28,632
1,910	Sandy Spring Bancorp Inc.	73,573
2,022	Seacoast Banking Corp. of Florida	65,351
2,104	ServisFirst Bancshares Inc.	177,493
1,266	Shore Bancshares Inc.	24,117
527	Sierra Bancorp	10,919
10,379	Signature Bank	1,809,682
5,600	Silvergate Capital Corp., Class A Shares*	510,272
3,907	Simmons First National Corp., Class A Shares	92,166
995	SmartFinancial Inc.	24,965
613	South Plains Financial Inc.	16,631
300	Southern First Bancshares Inc.*	12,933
906	Southside Bancshares Inc.	34,138
3,108	SouthState Corp.	242,548
1,342	Stock Yards Bancorp Inc.	88,921
636	Summit Financial Group Inc.	18,139
6,086	Synovus Financial Corp.	244,414
31,351	Texas Capital Bancshares Inc.*	1,850,650
778	Third Coast Bancshares Inc.*	14,160
620	Tompkins Financial Corp.	44,417
14,549	Towne Bank	414,501

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.2% — (continued)

Banks — 5.6% — (continued)
1,521	TriCo Bancshares	$71,776
939	Triumph Bancorp Inc.*	58,133
1,807	Trustmark Corp.	56,993
7,993	UMB Financial Corp.	715,134
9,043	Umpqua Holdings Corp.	160,423
5,437	United Bankshares Inc.	201,713
25,246	United Community Banks Inc.	846,498
618	Unity Bancorp Inc.	17,323
1,298	Univest Financial Corp.	32,190
826	USCB Financial Holdings Inc.*	10,738
65,370	Valley National Bancorp	759,599
1,815	Veritex Holdings Inc.	54,650
2,775	Washington Federal Inc.	88,828
784	Washington Trust Bancorp Inc.	39,694
7,523	Webster Financial Corp.	353,957
2,591	WesBanco Inc.	88,638
1,024	West BanCorp Inc.	25,201
757	Westamerica BanCorp	42,354
4,422	Western Alliance Bancorp	339,256
2,590	Wintrust Financial Corp.	218,441
6,257	Zions Bancorp NA	344,323

	Total Banks	29,946,206

Capital Markets — 2.5%
1,619	Affiliated Managers Group Inc.	206,196
2,534	Artisan Partners Asset Management Inc., Class A Shares	85,548
1,195	Assetmark Financial Holdings Inc.*	23,111
56	Associated Capital Group Inc., Class A Shares	2,217
774	B. Riley Financial Inc.	38,522
4,502	Bakkt Holdings Inc.*(a)	11,660
13,491	BGC Partners Inc., Class A Shares	54,234
2,006	Blucora Inc.*	40,281
1,433	Brightsphere Investment Group Inc.	24,490
8,706	Carlyle Group Inc. (The)	283,206
4,416	Cboe Global Markets Inc.	520,956
15,503	Cohen & Steers Inc.	1,106,604
1,081	Cowen Inc., Class A Shares	41,564
116	Diamond Hill Investment Group Inc.	19,842
1,166	Donnelley Financial Solutions Inc.*	49,497
1,560	Evercore Inc., Class A Shares	146,156
1,582	FactSet Research Systems Inc.	685,544
3,684	Federated Hermes Inc., Class B Shares	125,477
2,639	Focus Financial Partners Inc., Class A Shares*	103,317
205	GAMCO Investors Inc., Class A Shares	4,147
2,300	GCM Grosvenor Inc., Class A Shares	18,055
1,487	Hamilton Lane Inc., Class A Shares	103,465
2,142	Houlihan Lokey Inc., Class A Shares	168,147
15,487	Invesco Ltd.	255,071
5,845	Janus Henderson Group PLC	136,773
8,791	Jefferies Financial Group Inc.	282,103
4,103	Lazard Ltd., Class A Shares	149,144
3,319	LPL Financial Holdings Inc.	734,594
844	Manning & Napier Inc., Class A Shares	10,744
1,557	MarketAxess Holdings Inc.	387,055
2,714	Moelis & Co., Class A Shares	113,065

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.2% — (continued)

Capital Markets — 2.5% — (continued)
4,827	Moody’s Corp.	$1,373,378
1,027	Morningstar Inc.	234,146
18,408	Nasdaq Inc.	1,095,828
25,906	Northern Trust Corp.	2,463,402
4,245	Open Lending Corp., Class A Shares*	41,219
474	Oppenheimer Holdings Inc., Class A Shares	17,206
2,458	Perella Weinberg Partners, Class A Shares	17,673
717	Piper Sandler Cos.	82,147
1,006	PJT Partners Inc., Class A Shares	69,635
805	Pzena Investment Management Inc., Class A Shares	7,664
22,948	Robinhood Markets Inc., Class A Shares*(a)	219,153
1,125	Sculptor Capital Management Inc., Class A Shares	10,609
4,383	SEI Investments Co.	239,750
575	Silvercrest Asset Management Group Inc., Class A Shares	10,275
44,207	SLR Investment Corp.(a)	670,620
22,877	StepStone Group Inc., Class A Shares	624,313
4,312	Stifel Financial Corp.	255,745
707	StoneX Group Inc.*	65,638
721	Victory Capital Holdings Inc., Class A Shares	19,308
4,109	Virtu Financial Inc., Class A Shares	94,343
318	Virtus Investment Partners Inc.	60,818
4,940	WisdomTree Investments Inc.	24,749

	Total Capital Markets	13,628,404

Consumer Finance — 0.3%
163	Atlanticus Holdings Corp.*	4,641
7,640	Bread Financial Holdings Inc.	293,605
949	Consumer Portfolio Services Inc.*	11,046
296	Credit Acceptance Corp.*(a)	157,496
679	Curo Group Holdings Corp.	4,481
1,006	Encore Capital Group Inc.*	55,008
1,409	Enova International Inc.*	49,230
1,735	EZCORP Inc., Class A Shares*	15,181
1,566	FirstCash Holdings Inc.	122,085
1,554	Green Dot Corp., Class A Shares*	31,531
4,013	LendingClub Corp.*	52,450
456	LendingTree Inc.*	13,903
7,413	Moneylion Inc.*(a)	10,601
4,902	Navient Corp.	75,442
632	Nelnet Inc., Class A Shares	53,240
1,164	NerdWallet Inc., Class A Shares*	12,094
4,850	OneMain Holdings Inc., Class A Shares	169,410
788	Oportun Financial Corp.*	4,027
1,850	PRA Group Inc.*	68,339
2,294	PROG Holdings Inc.*	42,531
276	Regional Management Corp.	9,298
11,223	SLM Corp.	171,487
32,831	SoFi Technologies Inc.*(a)	194,360
3,044	Upstart Holdings Inc.*(a)	78,840
166	World Acceptance Corp.*	19,296

	Total Consumer Finance	1,719,622

Diversified Financial Services — 0.2%
766	Alerus Financial Corp.	18,200
824	A-Mark Precious Metals Inc.	25,470

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.2% — (continued)

Diversified Financial Services — 0.2% — (continued)
1,063	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	$15,520
3,474	Cannae Holdings Inc.*	75,073
2,479	Compass Diversified Holdings	51,712
3,074	Jackson Financial Inc., Class A Shares	96,093
15,484	Voya Financial Inc.	952,731

	Total Diversified Financial Services	1,234,799

Insurance — 3.7%
3,883	Alleghany Corp.*	3,266,302
1,747	Ambac Financial Group Inc.*	26,362
3,320	American Equity Investment Life Holding Co.	126,160
2,839	American Financial Group Inc.	362,484
843	AMERISAFE Inc.	40,312
1,257	Argo Group International Holdings Ltd.	24,675
2,260	Assurant Inc.	358,187
2,553	Assured Guaranty Ltd.	130,382
3,201	Axis Capital Holdings Ltd.	170,133
10,643	Bright Health Group Inc.*	16,071
3,187	Brighthouse Financial Inc.*	151,542
9,810	Brown & Brown Inc.	618,422
54,452	BRP Group Inc., Class A Shares*	1,709,793
971	Chubb Ltd.	183,568
5,179	CNO Financial Group Inc.	95,345
698	Crawford & Co., Class A Shares	4,244
558	Donegal Group Inc., Class A Shares	8,102
25,135	eHealth Inc.*(b)	160,864
812	Employers Holdings Inc.	31,798
499	Enstar Group Ltd.*	94,436
1,036	Erie Indemnity Co., Class A Shares	222,667
5,308	Everest Re Group Ltd.	1,428,117
4,306	First American Financial Corp.	230,371
14,737	Genworth Financial Inc., Class A Shares*	62,190
3,751	Globe Life Inc.	364,560
10,562	Goosehead Insurance Inc., Class A Shares*(a)	549,224
1,274	Greenlight Capital Re Ltd., Class A Shares*	10,052
1,474	Hanover Insurance Group Inc. (The)	190,721
2,639	Hartford Financial Services Group Inc. (The)	169,714
251	HCI Group Inc.(a)	11,995
13,844	Hippo Holdings Inc.*	13,429
1,213	Horace Mann Educators Corp.	43,389
51	Investors Title Co.	7,515
977	James River Group Holdings Ltd.	23,214
2,656	Kemper Corp.	122,176
907	Kinsale Capital Group Inc.	229,997
1,985	Lemonade Inc.*(a)	43,908
7,095	Lincoln National Corp.	326,796
1,096	Markel Corp.*	1,308,745
2,151	MBIA Inc.*	25,360
1,086	Mercury General Corp.	34,643
98	National Western Life Group Inc., Class A Shares	18,650
380	NI Holdings Inc.*	4,989
11,984	Old Republic International Corp.	261,731
5,392	Oscar Health Inc., Class A Shares*	35,749
8,800	Palomar Holdings Inc.*	697,752
1,611	Primerica Inc.	204,194

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.2% — (continued)

Insurance — 3.7% — (continued)
1,532	ProAssurance Corp.	$32,769
10,092	Reinsurance Group of America Inc.	1,265,133
1,824	RenaissanceRe Holdings Ltd.	246,714
1,653	RLI Corp.	181,433
453	Root Inc., Class A Shares*	5,613
3,402	Ryan Specialty Holdings Inc., Class A Shares*	144,109
412	Safety Insurance Group Inc.	37,101
2,526	Selective Insurance Group Inc.	200,615
6,025	Selectquote Inc.*	6,688
3,624	SiriusPoint Ltd.*	16,199
776	Stewart Information Services Corp.	39,297
845	Tiptree Inc.	10,098
18,903	Travelers Cos., Inc. (The)	3,055,481
758	Trean Insurance Group Inc.*	3,373
1,587	Trupanion Inc.*	112,010
697	United Fire Group Inc.	20,513
1,053	Universal Insurance Holdings Inc.	12,573
8,408	Unum Group	318,243
119	White Mountains Insurance Group Ltd.	163,030

	Total Insurance	20,092,022

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
773	AFC Gamma Inc.	13,443
21,791	AGNC Investment Corp.	260,402
286	Angel Oak Mortgage Inc.	3,967
68,602	Annaly Capital Management Inc.	442,483
5,782	Apollo Commercial Real Estate Finance Inc.	67,360
6,373	Arbor Realty Trust Inc.	95,468
1,995	Ares Commercial Real Estate Corp.	26,314
5,900	ARMOUR Residential REIT Inc.(a)	41,890
6,985	Blackstone Mortgage Trust Inc., Class A Shares	202,425
3,434	BrightSpire Capital Inc., Class A Shares	28,846
6,063	Broadmark Realty Capital Inc.	39,106
397	Chicago Atlantic Real Estate Finance Inc.	6,062
10,174	Chimera Investment Corp.	86,479
3,662	Claros Mortgage Trust Inc.	62,584
1,655	Dynex Capital Inc.	25,669
2,275	Ellington Financial Inc.	33,397
3,453	Franklin BSP Realty Trust Inc.	44,544
1,891	Granite Point Mortgage Trust Inc.	17,813
3,537	Hannon Armstrong Sustainable Infrastructure Capital Inc.	139,782
1,219	Invesco Mortgage Capital Inc.	19,370
2,316	KKR Real Estate Finance Trust Inc.	44,606
4,624	Ladder Capital Corp., Class A Shares	51,141
4,683	MFA Financial Inc.	51,185
14,742	New York Mortgage Trust Inc.	41,278
510	Nexpoint Real Estate Finance Inc.	10,465
2,028	Orchid Island Capital Inc*	27,419
3,805	PennyMac Mortgage Investment Trust	56,504
2,841	Ready Capital Corp.	37,217
4,454	Redwood Trust Inc.	34,519
17,467	Rithm Capital Corp.	164,714
12,066	Starwood Property Trust Inc.	276,673
3,150	TPG RE Finance Trust Inc.	29,169
13,980	Two Harbors Investment Corp.	67,803

	Total Mortgage Real Estate Investment Trusts (REITs)	2,550,097

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.2% — (continued)

Thrifts & Mortgage Finance — 0.4%
2,274	Axos Financial Inc.*	$95,008
936	Blue Foundry Bancorp*	10,642
835	Bridgewater Bancshares Inc.*	14,345
5,361	Capitol Federal Financial Inc.	48,571
1,741	Columbia Financial Inc.*	37,136
1,321	Enact Holdings Inc.(a)	33,553
4,492	Essent Group Ltd.	179,635
384	Federal Agricultural Mortgage Corp., Class C Shares	41,948
613	Finance Of America Cos Inc., Class A Shares*	748
1,515	Flagstar Bancorp Inc.	58,373
217	Greene County Bancorp Inc.	11,544
78	Hingham Institution for Savings	23,158
500	Home Bancorp Inc.	19,520
437	Home Point Capital Inc.(a)	1,005
3,076	Kearny Financial Corp.	34,943
760	Luther Burbank Corp.	9,964
586	Merchants Bancorp	15,805
13,018	MGIC Investment Corp.	186,027
3,078	Mr Cooper Group Inc.*	130,199
19,308	New York Community Bancorp Inc.(a)	189,025
3,498	NMI Holdings Inc., Class A Shares*	71,814
1,560	Northfield Bancorp Inc.	22,995
1,206	PennyMac Financial Services Inc.	64,063
545	Pioneer Bancorp Inc.*	5,096
1,137	Provident Bancorp Inc.	16,475
2,206	Provident Financial Services Inc.	51,245
7,253	Radian Group Inc.	153,111
453	Southern Missouri Bancorp Inc.	23,887
2,510	TFS Financial Corp.	35,893
651	TrustCo Bank Corp. NY	21,704
4,620	UWM Holdings Corp.	16,724
342	Velocity Financial Inc.*	3,906
1,312	Walker & Dunlop Inc.	131,804
1,083	Waterstone Financial Inc.	18,725
11,022	WSFS Financial Corp.	532,914

	Total Thrifts & Mortgage Finance	2,311,505

	TOTAL FINANCIALS	71,482,655

HEALTH CARE — 16.0%

Biotechnology — 2.9%
1,734	2seventy bio Inc.*	25,542
1,083	4D Molecular Therapeutics Inc.*	8,512
822	Aadi Bioscience Inc.*	11,138
4,782	ACADIA Pharmaceuticals Inc.*	78,568
1,936	Adagio Therapeutics Inc.*	8,828
1,213	Adicet Bio Inc.*	17,176
8,534	ADMA Biologics Inc.*	23,042
870	Aduro Biotech*(b)(c)	2,209
321	Aerovate Therapeutics Inc.*	6,365
4,001	Affimed NV*	10,483
10,159	Agenus Inc.*	27,429
2,288	Agios Pharmaceuticals Inc.*	58,344
918	Akero Therapeutics Inc.*	10,786
670	Albireo Pharma Inc.*	11,725

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Biotechnology — 2.9% — (continued)
2,467	Alector Inc.*	$25,533
55,498	Alkermes PLC*	1,313,638
3,513	Allogene Therapeutics Inc.*	48,163
1,036	Allovir Inc.*	7,780
460	Alpine Immune Sciences Inc.*	3,455
636	ALX Oncology Holdings Inc.*	8,268
11,698	Amicus Therapeutics Inc.*	131,369
934	AnaptysBio Inc.*	21,687
2,611	Anavex Life Sciences Corp.*	25,039
530	Anika Therapeutics Inc.*	11,978
3,734	Apellis Pharmaceuticals Inc.*	225,944
3,139	Arbutus Biopharma Corp.*	6,969
431	Arcellx Inc.*	7,745
998	Arcturus Therapeutics Holdings Inc.*	14,012
2,159	Arcus Biosciences Inc.*	51,989
14,329	Arcutis Biotherapeutics Inc.*	386,167
4,338	Arrowhead Pharmaceuticals Inc.*	172,262
11,230	Ascendis Pharma AS, ADR*(a)	1,005,871
3,264	Atara Biotherapeutics Inc.*	13,089
944	Aura Biosciences Inc.*	12,612
5,694	Aurinia Pharmaceuticals Inc.*	41,908
2,636	Avid Bioservices Inc.*	45,392
2,448	Avidity Biosciences Inc.*	48,030
2,713	Beam Therapeutics Inc.*	148,130
7,724	BioCryst Pharmaceuticals Inc.*	107,364
2,589	Biohaven Pharmaceutical Holding Co., Ltd.*	386,667
654	Bioxcel Therapeutics Inc.*	8,947
3,740	Bluebird Bio Inc.*	21,842
11,054	Blueprint Medicines Corp.*	809,374
4,531	Bridgebio Pharma Inc.*	47,575
1,683	C4 Therapeutics Inc.*	16,965
2,063	CareDx Inc.*	40,414
2,167	Caribou Biosciences Inc.*	21,388
4,462	Catalyst Pharmaceuticals Inc.*	60,415
1,948	Celldex Therapeutics Inc.*	59,219
1,003	Century Therapeutics Inc.*	10,552
2,266	Cerevel Therapeutics Holdings Inc.*	65,941
2,683	ChemoCentryx Inc.*	136,779
2,677	Chimerix Inc.*	5,889
1,901	Chinook Therapeutics Inc.*	39,541
1,941	Cogent Biosciences Inc.*	32,007
52,341	Coherus Biosciences Inc.*	585,172
2,375	Crinetics Pharmaceuticals Inc.*	44,840
3,943	CTI BioPharma Corp.*(a)	24,762
940	Cullinan Oncology Inc.*	12,671
3,452	Cytokinetics Inc.*	182,818
1,077	Day One Biopharmaceuticals Inc.*(a)	25,299
1,864	Deciphera Pharmaceuticals Inc.*	30,253
4,280	Denali Therapeutics Inc.*	118,428
1,708	Design Therapeutics Inc.*	34,604
4,774	Dynavax Technologies Corp.*	54,758
1,194	Dyne Therapeutics Inc.*	11,701
486	Eagle Pharmaceuticals Inc.*	15,926
2,953	Editas Medicine Inc., Class A Shares*	43,409
1,397	Eiger BioPharmaceuticals Inc.*	11,539

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Biotechnology — 2.9% — (continued)
13,618	Emergent BioSolutions Inc.*	$327,104
858	Enanta Pharmaceuticals Inc.*	52,235
6,010	EQRx Inc.*	29,389
2,775	Erasca Inc.*	25,031
7,325	Exact Sciences Corp.*	260,404
13,121	Exelixis Inc.*	232,767
19,830	Fate Therapeutics Inc.*	518,356
3,368	FibroGen Inc.*	41,898
784	Foghorn Therapeutics Inc.*	7,793
1,285	Forma Therapeutics Holdings Inc.*	17,219
1,906	Generation Bio Co.*	9,759
14,735	Geron Corp.*	38,900
2,568	Global Blood Therapeutics Inc.*	174,367
2,781	Gossamer Bio Inc.*	38,795
5,610	Halozyme Therapeutics Inc.*	228,495
4,418	Heron Therapeutics Inc.*	18,070
532	HilleVax Inc.*	6,336
1,045	Icosavax Inc.*	4,932
1,337	Ideaya Biosciences Inc.*	13,143
297	IGM Biosciences Inc.*	5,765
851	Imago Biosciences Inc.*(a)	12,365
2,277	ImmunityBio Inc.*(a)	9,108
9,441	ImmunoGen Inc.*	54,852
1,336	Immunovant Inc.*	6,880
1,030	Inhibrx Inc.*	18,272
8,887	Inovio Pharmaceuticals Inc.*	20,351
4,912	Insmed Inc.*	120,933
2,375	Instil Bio Inc.*	12,350
3,127	Intellia Therapeutics Inc.*	187,808
974	Intercept Pharmaceuticals Inc.*	16,918
5,920	Ionis Pharmaceuticals Inc.*	251,718
6,209	Iovance Biotherapeutics Inc.*	66,560
38,917	Ironwood Pharmaceuticals Inc., Class A Shares*	418,747
1,000	iTeos Therapeutics Inc.*	22,180
4,790	IVERIC bio Inc.*	47,134
895	Janux Therapeutics Inc.*	9,684
1,329	Jounce Therapeutics Inc.*	4,864
871	KalVista Pharmaceuticals Inc.*	14,345
1,216	Karuna Therapeutics Inc.*	310,153
2,788	Karyopharm Therapeutics Inc.*	14,107
583	Keros Therapeutics Inc.*	20,621
1,957	Kezar Life Sciences Inc.*	20,118
1,073	Kiniksa Pharmaceuticals Ltd., Class A Shares*	12,576
890	Kinnate Biopharma Inc.*	12,887
1,361	Kodiak Sciences Inc.*	13,624
1,382	Kronos Bio Inc.*	5,528
824	Krystal Biotech Inc.*	57,771
2,874	Kura Oncology Inc.*	39,834
1,443	Kymera Therapeutics Inc.*	40,794
2,519	Lexicon Pharmaceuticals Inc.*	6,927
619	Ligand Pharmaceuticals Inc.*	57,189
7,232	Lyell Immunopharma Inc.*(a)	48,454
2,240	MacroGenics Inc.*	8,893
554	Madrigal Pharmaceuticals Inc.*	39,954
10,408	MannKind Corp.*	37,989

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Biotechnology — 2.9% — (continued)
1,109	MeiraGTx Holdings PLC*	$9,205
3,754	Mersana Therapeutics Inc.*	28,155
4,371	MiMedx Group Inc.*	15,430
1,844	Mirati Therapeutics Inc.*	149,419
765	Mirum Pharmaceuticals Inc.*	19,110
1,250	Monte Rosa Therapeutics Inc.*	9,900
1,123	Morphic Holding Inc.*	30,905
3,295	Myriad Genetics Inc.*	73,610
3,652	Natera Inc.*	179,898
3,933	Neurocrine Biosciences Inc.*	411,510
1,590	Nkarta Inc.*	22,880
3,305	Novavax Inc.*(a)	109,197
1,837	Nurix Therapeutics Inc.*	28,896
1,019	Nuvalent Inc., Class A Shares*(a)	17,201
9,089	Ocugen Inc.*	23,450
19	Oncternal Therapeutics Inc.*(c)	19
2,782	Organogenesis Holdings Inc., Class A Shares*	9,987
3,559	Outlook Therapeutics Inc.*	3,986
1,891	PMV Pharmaceuticals Inc.*	26,323
3,246	Point Biopharma Global Inc., Class A Shares*	31,649
1,097	Praxis Precision Medicines Inc.*	3,423
3,243	Precigen Inc.*	7,167
1,189	Prometheus Biosciences Inc.*	62,197
1,740	Protagonist Therapeutics Inc.*	15,173
1,574	Prothena Corp. PLC*	43,395
2,840	PTC Therapeutics Inc.*	141,830
1,002	Rallybio Corp.*	11,072
1,172	RAPT Therapeutics Inc.*	31,304
5,701	Recursion Pharmaceuticals Inc., Class A Shares*	59,918
1,728	REGENXBIO Inc.*	50,976
3,264	Relay Therapeutics Inc.*	74,974
1,381	Replimune Group Inc.*	26,322
2,557	REVOLUTION Medicines Inc.*	53,262
5,956	Rigel Pharmaceuticals Inc.*	8,458
29,276	Rocket Pharmaceuticals Inc.*	451,143
2,127	Sage Therapeutics Inc.*	80,103
3,358	Sana Biotechnology Inc.*(a)	22,868
5,271	Sangamo Therapeutics Inc.*	28,463
3,479	Sarepta Therapeutics Inc.*	380,533
2,747	Seres Therapeutics Inc.*	14,120
17,050	Sorrento Therapeutics Inc.*(a)	34,952
1,449	SpringWorks Therapeutics Inc.*	40,239
672	Stoke Therapeutics Inc.*	10,120
1,348	Sutro Biopharma Inc.*	7,630
2,164	Syndax Pharmaceuticals Inc.*	51,092
849	Talaris Therapeutics Inc.*	2,810
2,580	Tango Therapeutics Inc.*	10,578
1,223	Tenaya Therapeutics Inc.*	5,369
5,487	TG Therapeutics Inc.*	39,122
2,478	Travere Therapeutics Inc., Class Preferred Shares*	66,311
2,287	Twist Bioscience Corp.*	91,754
599	Tyra Biosciences Inc.*	3,959
2,805	Ultragenyx Pharmaceutical Inc.*	133,770
1,873	United Therapeutics Corp.*	424,459
2,203	Vanda Pharmaceuticals Inc.*	23,308

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Biotechnology — 2.9% — (continued)
4,917	Vaxart Inc.*	$15,243
2,366	Vaxcyte Inc.*	61,895
6,877	VBI Vaccines Inc.*	6,159
544	Vera Therapeutics Inc., Class A Shares*	11,821
3,049	Veracyte Inc.*	62,200
1,945	Vericel Corp.*	48,528
1,513	Verve Therapeutics Inc.*(a)	58,039
3,014	Vir Biotechnology Inc.*	71,583
1,307	Viridian Therapeutics Inc.*(a)	29,028
7,834	VistaGen Therapeutics Inc.*	1,441
2,392	Xencor Inc.*	63,125
1,519	Y-mAbs Therapeutics Inc.*	24,426
1,693	Zentalis Pharmaceuticals Inc.*	45,389

	Total Biotechnology	15,449,263

Health Care Equipment & Supplies — 5.7%
100,187	Accuray Inc.*	238,445
2,648	Alphatec Holdings Inc.*	20,098
1,712	AngioDynamics Inc.*	37,904
1,762	Artivion Inc.*	39,046
11,335	AtriCure Inc.*	517,103
60	Atrion Corp.	36,237
15,917	Avanos Medical Inc.*	392,036
1,288	AxoGen Inc.*	12,069
1,994	Axonics Inc.*	144,066
76,768	Baxter International Inc.	4,411,089
1,526	BioLife Solutions Inc.*	36,029
1,018	Bioventus Inc., Class A Shares*	7,442
5,328	Butterfly Network Inc.*	33,193
14,636	Cardiovascular Systems Inc.*	193,342
6,314	Cerus Corp.*	25,951
1,187	CONMED Corp.	105,133
1,878	CryoPort Inc.*	61,335
4,640	Cue Health Inc.*(a)	15,451
795	Cutera Inc.*	37,961
24,409	CytoSorbents Corp.*	46,377
119,286	DENTSPLY SIRONA Inc.	3,909,002
2,378	Embecta Corp.	75,906
2,100	Enovis Corp.*	106,365
6,797	Envista Holdings Corp.*	252,101
5,472	Figs Inc., Class A Shares*	63,256
1,834	Glaukos Corp.*	89,041
3,302	Globus Medical Inc., Class A Shares*	195,445
29,453	Haemonetics Corp.*	2,209,859
421	Heska Corp.*	38,340
11,335	ICU Medical Inc.*	1,802,265
2,681	IDEXX Laboratories Inc.*	931,969
1,984	Inari Medical Inc.*	137,590
990	Inogen Inc.*	28,344
4,817	Inspire Medical Systems Inc.*	922,407
1,356	Integer Holdings Corp.*	85,523
3,077	Integra LifeSciences Holdings Corp.*	146,804
6,907	Intuitive Surgical Inc.*	1,421,046
236	iRadimed Corp.	7,918
1,257	iRhythm Technologies Inc.*	185,345

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Health Care Equipment & Supplies — 5.7% — (continued)
16,897	Lantheus Holdings Inc.*	$1,331,484
763	LeMaitre Vascular Inc.	37,677
2,300	LivaNova PLC*	129,375
2,068	Masimo Corp.*	303,769
1,768	Meridian Bioscience Inc.*	57,619
28,528	Merit Medical Systems Inc.*	1,689,713
188	Mesa Laboratories Inc.	32,122
1,912	Nano-X Imaging Ltd.*(a)	25,449
4,473	Neogen Corp.*(a)	93,486
1,372	Nevro Corp.*	62,179
4,266	Novocure Ltd.*	350,367
5,568	NuVasive Inc.*	236,696
1,815	Omnicell Inc.*	185,656
55,594	OraSure Technologies Inc.*	227,379
686	Orthofix Medical Inc.*	13,651
567	OrthoPediatrics Corp.*	27,834
1,948	Outset Medical Inc.*	35,629
1,957	Paragon 28 Inc.*	34,345
1,512	Penumbra Inc.*	248,225
1,076	PROCEPT BioRobotics Corp.*(a)	43,556
1,739	Pulmonx Corp.*	31,945
5,999	QuidelOrtho Corp.*	475,481
939	RxSight Inc.*	11,747
1,101	SeaSpine Holdings Corp.*	7,046
19,342	Senseonics Holdings Inc.*(a)	34,429
1,475	Shockwave Medical Inc.*	437,868
1,183	SI-BONE Inc.*	19,519
981	Sight Sciences Inc.*	6,838
1,484	Silk Road Medical Inc.*	59,108
132,509	Smith & Nephew PLC, ADR(a)	3,159,015
1,977	STAAR Surgical Co.*	187,004
496	Surmodics Inc.*	16,710
664	Tactile Systems Technology Inc.*	5,478
14,024	Tandem Diabetes Care Inc.*	641,458
5,732	Teleflex Inc.	1,296,922
1,144	TransMedics Group Inc.*	59,522
1,501	Treace Medical Concepts Inc.*	30,065
247	UFP Technologies Inc.*	22,969
120	Utah Medical Products Inc.	11,028
18,710	Varex Imaging Corp.*	394,594
2,847	Vicarious Surgical Inc.*	10,619
6,767	ViewRay Inc.*	23,143
975	Zimvie Inc.*	14,840
811	Zynex Inc.	7,250

	Total Health Care Equipment & Supplies	31,149,642

Health Care Providers & Services — 3.5%
7,872	1Life Healthcare Inc.*	135,477
8,160	23andMe Holding Co., Class A Shares*	27,499
48,779	Acadia Healthcare Co., Inc.*	3,996,463
2,331	Accolade Inc.*	23,730
3,134	AdaptHealth Corp., Class A Shares*	56,318
677	Addus HomeCare Corp.*	60,402
892	Agiliti Inc.*	14,325
7,769	agilon health Inc.*(a)	161,440

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Health Care Providers & Services — 3.5% — (continued)
782	AirSculpt Technologies Inc.	$6,819
3,651	Alignment Healthcare Inc.*	55,532
10,097	Amedisys Inc.*	1,195,990
1,861	AMN Healthcare Services Inc.*	191,013
1,654	Apollo Medical Holdings Inc.*	71,337
1,522	Aveanna Healthcare Holdings Inc.*	2,770
7,766	Brookdale Senior Living Inc.*	34,170
7,037	Cano Health Inc.*	43,418
2,788	CareMax Inc.*	19,070
919	Castle Biosciences Inc.*	26,651
3,103	Chemed Corp.	1,477,618
16,709	Clover Health Investments Corp., Class A Shares*	43,610
5,286	Community Health Systems Inc.*	14,061
376	CorVel Corp.*	58,423
4,282	Covetrus Inc.*	89,365
1,562	Cross Country Healthcare Inc.*	39,644
2,405	DaVita Inc.*	205,122
3,453	DocGo Inc.*(a)	35,221
17,903	Encompass Health Corp.	869,549
8,951	Enhabit Inc.*	148,587
2,217	Ensign Group Inc. (The)	189,110
885	Fulgent Genetics Inc.*	38,471
4,054	Guardant Health Inc.*	202,943
1,356	Hanger Inc.*	25,262
15,753	HealthEquity Inc.*	1,040,958
5,747	Henry Schein Inc.*	421,887
5,551	Hims & Hers Health Inc.*	35,304
722	Innovage Holding Corp.*	2,650
8,433	Invitae Corp.*(a)	25,636
633	Joint Corp. (The)*	11,546
1,245	LHC Group Inc.*	201,030
2,940	LifeStance Health Group Inc.*(a)	18,493
527	ModivCare Inc.*	57,085
3,415	Molina Healthcare Inc.*	1,152,119
546	National HealthCare Corp.	37,920
498	National Research Corp.	16,987
4,883	Oak Street Health Inc.*(a)	127,935
1,092	Oncology Institute Inc.(The)*	6,934
17,392	OPKO Health Inc.*	37,915
55,173	Option Care Health Inc.*	1,708,156
3,047	Owens & Minor Inc.	89,917
1,319	P3 Health Partners Inc.*	6,489
17,946	Patterson Cos., Inc.	500,514
22,863	Pediatrix Medical Group Inc.*	407,419
916	Pennant Group Inc. (The)*	14,354
29,897	PetIQ Inc., Class A Shares*	279,238
4,899	Premier Inc., Class A Shares	172,641
1,713	Privia Health Group Inc.*	68,160
3,174	Progyny Inc.*	127,627
5,512	R1 RCM Inc.*	120,437
2,059	RadNet Inc.*	41,365
4,382	Select Medical Holdings Corp.	112,354
8,775	Sema4 Holdings Corp.*	8,950
3,023	Signify Health Inc., Class A Shares*	84,342
1,791	Surgery Partners Inc.*	49,306

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Health Care Providers & Services — 3.5% — (continued)
4,431	Tenet Healthcare Corp.*	$250,351
19,283	Universal Health Services Inc., Class B Shares	1,886,649
534	US Physical Therapy Inc.	44,114

	Total Health Care Providers & Services	18,726,192

Health Care Technology — 0.6%
4,718	Allscripts Healthcare Solutions Inc.*	80,206
10,424	American Well Corp., Class A Shares*	47,429
4,932	Certara Inc.*	77,284
10,505	Change Healthcare Inc.*	258,108
536	Computer Programs & Systems Inc.*	16,353
549	Convey Health Solutions Holdings Inc.*	5,759
1,391	Definitive Healthcare Corp., Class A Shares*	27,931
3,942	Doximity Inc., Class A Shares*(a)	130,835
3,477	Evolent Health Inc., Class A Shares*	127,780
2,001	Health Catalyst Inc.*	24,012
1,189	HealthStream Inc.*	26,313
15,369	Multiplan Corp.*	54,099
2,266	NextGen Healthcare Inc.*	38,839
2,450	Nutex Health Inc.*	6,591
765	OptimizeRx Corp.*	12,141
2,138	Phreesia Inc.*	54,861
2,351	Schrodinger Inc.*	64,511
3,749	Sharecare Inc.*	6,861
708	Simulations Plus Inc.	42,515
6,699	Teladoc Health Inc.*	208,071
8,559	Veeva Systems Inc., Class A Shares*	1,705,980

	Total Health Care Technology	3,016,479

Life Sciences Tools & Services — 1.9%
3,832	10X Genomics Inc., Class A Shares*	126,418
8,635	AbCellera Biologics Inc.*(a)	92,222
2,370	Absci Corp.*	7,987
4,636	Adaptive Biotechnologies Corp.*	41,353
767	Akoya Biosciences Inc.*	8,744
216	Alpha Teknova Inc.*	974
37,820	Azenta Inc.	1,993,492
1,816	Berkeley Lights Inc.*	6,665
10,701	Bionano Genomics Inc.*(a)	26,538
1,418	Bio-Rad Laboratories Inc., Class A Shares*	687,787
6,091	Bio-Techne Corp.	2,021,055
4,474	Bruker Corp.	250,544
9,586	Charles River Laboratories International Inc.*	1,967,526
2,245	Codexis Inc.*	15,737
5,030	Cytek Biosciences Inc.*	58,599
6,710	Illumina Inc.*	1,353,004
614	Inotiv Inc.*	12,016
4,557	Maravai LifeSciences Holdings Inc., Class A Shares*	95,105
4,487	MaxCyte Inc.*	23,332
1,196	Medpace Holdings Inc.*	176,542
1,925	NanoString Technologies Inc.*	26,103
3,512	Nautilus Biotechnology Inc., Class A Shares*	7,762
5,371	NeoGenomics Inc.*	53,979
10,121	Pacific Biosciences of California Inc.*(a)	59,309
9,282	QIAGEN NV*	421,681

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Life Sciences Tools & Services — 1.9% — (continued)
1,361	Quanterix Corp.*	$12,725
4,548	Quantum-Si Inc.*	14,190
2,317	Repligen Corp.*	508,280
3,242	Science 37 Holdings Inc.*	5,122
1,843	Seer Inc., Class A Shares*	18,614
2,075	Singular Genomics Systems Inc.*	5,540
7,279	SomaLogic Inc.*	26,787
4,059	Sotera Health Co.*	68,638
83,055	Standard BioTools Inc.*(a)(b)	117,108
4,332	Syneos Health Inc., Class A Shares*	260,397

	Total Life Sciences Tools & Services	10,571,875

Pharmaceuticals — 1.4%
5,051	Achillion Pharmaceuticals Inc.*(c)	2,323
2,571	Aclaris Therapeutics Inc.*	40,905
1,941	Aerie Pharmaceuticals Inc.*	29,309
71,099	Amneal Pharmaceuticals Inc.*	154,285
1,650	Amphastar Pharmaceuticals Inc.*	48,840
441	Amylyx Pharmaceuticals Inc.*	11,131
553	ANI Pharmaceuticals Inc.*	20,400
1,950	Arvinas Inc.*	82,563
3,220	Atea Pharmaceuticals Inc.*	24,150
1,072	Athira Pharma Inc.*	3,623
1,299	Axsome Therapeutics Inc.*	82,876
1,882	Cara Therapeutics Inc.*	19,422
1,485	Cassava Sciences Inc.*(a)	38,209
13,705	Catalent Inc.*	1,206,040
499	CinCor Pharma Inc.*	16,851
1,236	Collegium Pharmaceutical Inc.*	21,729
3,594	Corcept Therapeutics Inc.*	92,797
1,340	DICE Therapeutics Inc.*(a)	21,038
1,848	Edgewise Therapeutics Inc.*	18,628
2,726	Esperion Therapeutics Inc.*	20,336
1,328	Evolus Inc.*	12,762
826	EyePoint Pharmaceuticals Inc.*	8,260
958	Fulcrum Therapeutics Inc.*	7,089
1,096	Harmony Biosciences Holdings Inc.*	48,125
105,093	Innoviva Inc.*	1,383,024
3,757	Intra-Cellular Therapies Inc.*	188,827
2,530	Jazz Pharmaceuticals PLC*	392,707
2,242	Liquidia Corp.*	12,936
7,453	Nektar Therapeutics, Class A Shares*	29,365
1,878	NGM Biopharmaceuticals Inc.*	26,499
6,179	Nuvation Bio Inc.*	17,301
2,651	Ocular Therapeutix Inc.*	13,467
10,624	Organon & Co.	303,103
15,095	Pacira BioSciences Inc.*	792,186
5,460	Perrigo Co. PLC	204,313
674	Phathom Pharmaceuticals Inc.*	5,756
789	Phibro Animal Health Corp., Class A Shares	11,685
15,579	Prestige Consumer Healthcare Inc.*	787,986
3,674	Progenics Pharmaceuticals Inc.*#	–
1,913	Provention Bio Inc.*	8,264
1,024	Reata Pharmaceuticals Inc., Class A Shares*	24,484
1,086	Relmada Therapeutics Inc.*	31,646

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 16.0% — (continued)

Pharmaceuticals — 1.4% — (continued)
2,964	Revance Therapeutics Inc.*	$58,984
1,907	SIGA Technologies Inc.	28,758
31,026	Supernus Pharmaceuticals Inc.*	1,062,020
827	Tarsus Pharmaceuticals Inc.*	12,719
2,181	Theravance Biopharma Inc.*	19,651
738	Theseus Pharmaceuticals Inc.*	5,033
1,454	Tricida Inc.*	18,204
923	Ventyx Biosciences Inc.*(a)	18,829
6,848	Xeris Biopharma Holdings Inc.*	11,436
2,285	Zogenix Inc.*(b)(c)	1,554

	Total Pharmaceuticals	7,502,428

	TOTAL HEALTH CARE	86,415,879

INDUSTRIALS — 18.7%

Aerospace & Defense — 2.1%
1,484	AAR Corp.*	63,634
21,626	Aerojet Rocketdyne Holdings Inc.*	931,432
957	Aerovironment Inc.*	84,838
819	AerSale Corp.*	15,790
5,490	Archer Aviation Inc., Class A Shares*	19,435
7,612	Astra Space Inc.*(a)	6,492
1,028	Astronics Corp.*	9,468
2,813	Axon Enterprise Inc.*	328,221
3,767	BWX Technologies Inc.	196,374
901	Cadre Holdings Inc.	22,975
1,582	Curtiss-Wright Corp.	232,855
368	Ducommun Inc.*	16,192
23,977	HEICO Corp., Class A Shares	2,939,101
21,549	Hexcel Corp.	1,264,280
15,716	Howmet Aerospace Inc.	556,818
1,632	Huntington Ingalls Industries Inc.	375,784
1,078	Kaman Corp.	34,194
5,155	Kratos Defense & Security Solutions Inc.*	64,644
2,946	Maxar Technologies Inc.	70,203
17,352	Mercury Systems Inc.*	835,152
3,763	Momentus Inc.*	6,661
1,217	Moog Inc., Class A Shares	91,251
183	National Presto Industries Inc.	12,484
809	Park Aerospace Corp.	9,312
1,335	Parsons Corp.*	55,242
9,213	Rocket Lab USA Inc.*	50,671
13,771	Spirit AeroSystems Holdings Inc., Class A Shares	414,507
8,985	Textron Inc.	560,484
3,091	TransDigm Group Inc.	1,855,805
2,488	Triumph Group Inc.*	32,319
392	V2X Inc.*	13,587
9,720	Virgin Galactic Holdings Inc.*(a)	57,445
2,485	Woodward Inc.	231,279

	Total Aerospace & Defense	11,458,929

Air Freight & Logistics — 0.1%
2,450	Air Transport Services Group Inc.*	73,818
1,171	Atlas Air Worldwide Holdings Inc.*	117,006
1,090	Forward Air Corp.	105,774
4,371	GXO Logistics Inc.*	193,985

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 18.7% — (continued)

Air Freight & Logistics — 0.1% — (continued)
1,411	Hub Group Inc., Class A Shares*	$112,612
1,467	Radiant Logistics Inc.*	10,269

	Total Air Freight & Logistics	613,464

Airlines — 0.2%
5,213	Alaska Air Group Inc.*	227,078
621	Allegiant Travel Co.*	59,927
26,653	American Airlines Group Inc.*(a)	346,222
2,589	Blade Air Mobility Inc.*	13,359
1,275	Copa Holdings SA, Class A Shares*	90,780
1,711	Frontier Group Holdings Inc.*(a)	22,072
2,057	Hawaiian Holdings Inc.*	30,834
13,728	JetBlue Airways Corp.*	106,941
10,499	Joby Aviation Inc.*	55,645
1,945	SkyWest Inc.*	41,409
4,556	Spirit Airlines Inc.*	103,330
1,269	Sun Country Airlines Holdings Inc.*	25,279
7,655	Wheels Up Experience Inc.*	14,315

	Total Airlines	1,137,191

Building Products — 1.8%
1,872	AAON Inc.	107,603
15,617	Advanced Drainage Systems Inc.	2,119,227
3,669	Allegion PLC	348,922
665	American Woodmark Corp.*	34,467
5,312	AO Smith Corp.	299,862
1,101	Apogee Enterprises Inc.	44,965
1,956	Armstrong World Industries Inc.	164,284
32,540	AZEK Co., Inc. (The), Class A Shares*	593,855
7,132	Builders FirstSource Inc.*	418,007
897	Caesarstone Ltd.	9,140
6,834	Carlisle Cos., Inc.	2,020,540
625	CSW Industrials Inc.	79,125
5,537	Fortune Brands Home & Security Inc.	340,138
1,387	Gibraltar Industries Inc.*	58,046
1,980	Griffon Corp.	62,073
2,898	Hayward Holdings Inc.*	30,458
781	Insteel Industries Inc.	22,571
3,482	Janus International Group Inc.*	35,969
3,835	JELD-WEN Holding Inc.*	42,760
1,347	Lennox International Inc.	323,442
958	Masonite International Corp.*	78,384
4,041	Owens Corning	330,271
2,482	PGT Innovations Inc.*	51,923
1,220	Quanex Building Products Corp.	27,206
73,605	Resideo Technologies Inc.*	1,532,456
1,757	Simpson Manufacturing Co., Inc.	162,768
4,763	Trex Co., Inc.*	222,861
2,482	UFP Industries Inc.	197,046
5,200	View Inc.*	9,256
5,215	Zurn Elkay Water Solutions Corp.	143,830

	Total Building Products	9,911,455

Commercial Services & Supplies — 1.5%
2,736	ABM Industries Inc.	126,950
4,687	ACCO Brands Corp.	27,794

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 18.7% — (continued)

Commercial Services & Supplies — 1.5% — (continued)
4,913	ACV Auctions Inc., Class A Shares*	$41,810
933	Aris Water Solution Inc., Class A Shares	15,861
1,957	Brady Corp., Class A Shares	91,079
2,030	BrightView Holdings Inc.*	20,544
1,992	Brink’s Co. (The)	110,118
2,080	Casella Waste Systems Inc., Class A Shares*	170,414
692	Cimpress PLC*	23,237
9,308	Clean Harbors Inc.*	1,092,945
4,868	CoreCivic Inc.*	46,392
1,668	Deluxe Corp.	32,092
2,275	Driven Brands Holdings Inc.*	71,503
1,039	Ennis Inc.	22,058
2,849	GEO Group Inc. (The)*	23,305
128,174	Harsco Corp.*	726,747
3,189	Healthcare Services Group Inc.	44,869
534	Heritage-Crystal Clean Inc.*	17,392
1,847	HNI Corp.	59,104
5,637	IAA Inc.*	210,035
2,175	Interface Inc., Class A Shares	24,295
55,646	KAR Auction Services Inc.*	812,432
1,285	Kimball International Inc., Class B Shares	9,830
5,571	Li-Cycle Holdings Corp.*	40,167
25,727	Matthews International Corp., Class A Shares	643,432
3,204	MillerKnoll Inc.	88,687
1,144	Montrose Environmental Group Inc.*	46,000
1,542	MSA Safety Inc.	183,282
157	NL Industries Inc.	1,383
4,876	Pitney Bowes Inc.	14,092
2,084	Quad Graphics Inc.*	6,585
838	SP Plus Corp.*	27,771
3,699	Steelcase Inc., Class A Shares	41,355
20,256	Stericycle Inc.*	1,014,623
2,211	Tetra Tech Inc.	300,276
631	UniFirst Corp.	113,744
893	Viad Corp.*	34,095
375	VSE Corp.	15,694
13,054	Waste Connections Inc.	1,816,856

	Total Commercial Services & Supplies	8,208,848

Construction & Engineering — 1.9%
5,567	AECOM	407,226
1,297	Ameresco Inc., Class A Shares*	89,298
8,615	API Group Corp.*	133,963
1,979	Arcosa Inc.	115,673
520	Argan Inc.	17,987
1,480	Comfort Systems USA Inc.	148,503
1,176	Concrete Pumping Holdings Inc.*	7,879
1,648	Construction Partners Inc., Class A Shares*	48,221
19,818	Dycom Industries Inc.*	2,221,994
2,131	EMCOR Group Inc.	253,419
5,857	Fluor Corp.*	154,859
2,014	Granite Construction Inc.	60,380
2,542	Great Lakes Dredge & Dock Corp.*	24,327
303	IES Holdings Inc.*	9,208
1,365	Infrastructure & Energy Alternatives Inc.*	19,397

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 18.7% — (continued)

Construction & Engineering — 1.9% — (continued)
2,472	MasTec Inc.*	$198,996
8,435	MDU Resources Group Inc.	254,315
710	MYR Group Inc.*	65,987
394	Northwest Pipe Co.*	12,474
553	NV5 Global Inc.*	77,840
2,330	Primoris Services Corp.	47,229
5,933	Quanta Services Inc.	838,333
1,268	Sterling Infrastructure Inc.*	32,068
1,364	Tutor Perini Corp.*	9,248
2,898	Valmont Industries Inc.	802,224
109,812	WillScot Mobile Mini Holdings Corp.*	4,407,854

	Total Construction & Engineering	10,458,902

Electrical Equipment — 1.8%
1,435	Acuity Brands Inc.	235,240
459	Allied Motion Technologies Inc.	16,074
6,292	Array Technologies Inc.*	131,503
17,535	Atkore Inc.*	1,480,129
13,512	AZZ Inc.	575,746
117,925	Babcock & Wilcox Enterprises Inc.*	941,042
1,578	Blink Charging Co.*	33,722
30,792	Bloom Energy Corp., Class A Shares*	782,425
8,266	ChargePoint Holdings Inc.*	134,488
11,010	Encore Wire Corp.	1,432,401
1,101	Energy Vault Holdings Inc.*	6,067
1,745	EnerSys	108,836
4,544	Enovix Corp.*	100,513
3,957	ESS Tech Inc.*	17,569
1,550	Fluence Energy Inc., Class A Shares*	30,923
1,932	FTC Solar Inc.*	7,999
15,488	FuelCell Energy Inc.*	64,895
8,080	GrafTech International Ltd.	47,510
2,224	Hubbell Inc., Class B Shares	458,811
982	NuScale Power Corp.*	13,473
6,819	nVent Electric PLC	224,754
21,745	Plug Power Inc.*(a)	609,730
332	Powell Industries Inc.	8,187
128	Preformed Line Products Co.	9,958
2,775	Regal Rexnord Corp.	381,812
18,501	Sensata Technologies Holding PLC	745,220
4,526	Shoals Technologies Group Inc., Class A Shares*	119,351
6,163	Stem Inc.*	96,882
3,372	SunPower Corp., Class A Shares*	80,928
8,509	Sunrun Inc.*	281,052
1,189	Thermon Group Holdings Inc.*	20,867
1,329	TPI Composites Inc.*	24,706
12,970	Vertiv Holdings Co., Class A Shares	149,544
881	Vicor Corp.*	62,674

	Total Electrical Equipment	9,435,031

Industrial Conglomerates — 0.4%
16,757	3M Co.	2,083,733
1,087	Brookfield Business Corp., Class A Shares	26,436

	Total Industrial Conglomerates	2,110,169

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 18.7% — (continued)

Machinery — 3.7%
2,556	AGCO Corp.	$277,863
407	Alamo Group Inc.	53,219
15,127	Albany International Corp., Class A Shares	1,334,050
3,937	Allison Transmission Holdings Inc.	142,756
23,724	Altra Industrial Motion Corp.	900,326
1,026	Astec Industries Inc.	39,173
25,688	Barnes Group Inc.	797,612
2,891	Berkshire Grey Inc.*(a)	5,840
679	Blue Bird Corp.*	8,060
6,278	Chart Industries Inc.*	1,217,053
615	CIRCOR International Inc.*	10,024
1,267	Columbus McKinnon Corp.	38,808
1,979	Crane Holdings Co.	186,738
11,410	Desktop Metal Inc., Class A Shares*	36,284
5,104	Donaldson Co., Inc.	262,090
929	Douglas Dynamics Inc.	27,034
2,433	Energy Recovery Inc.*	55,813
20,024	Enerpac Tool Group Corp., Class A Shares	388,466
870	EnPro Industries Inc.	78,787
2,110	Esab Corp.	86,700
1,091	ESCO Technologies Inc.	88,840
4,900	Evoqua Water Technologies Corp.*	171,892
2,543	Federal Signal Corp.	101,389
20,447	Flowserve Corp.	623,020
1,931	Franklin Electric Co., Inc.	167,707
4,571	Gates Industrial Corp. PLC*	49,001
1,007	Gorman-Rupp Co. (The)	26,595
15,819	Graco Inc.	1,009,885
1,374	Greenbrier Cos., Inc. (The)	39,173
1,312	Helios Technologies Inc.	71,661
3,027	Hillenbrand Inc.	126,135
5,415	Hillman Solutions Corp.*	45,432
1,372	Hydrofarm Holdings Group Inc.*	4,665
4,856	Hyliion Holdings Corp.*	17,045
331	Hyster-Yale Materials Handling Inc.	9,642
4,055	Hyzon Motors Inc.*(a)	8,637
4,661	IDEX Corp.	937,840
16,429	ITT Inc.	1,191,595
1,295	John Bean Technologies Corp.	133,722
474	Kadant Inc.	85,050
3,419	Kennametal Inc.	80,141
117,908	Knorr-Bremse AG, ADR	1,424,329
1,771	Lightning eMotors Inc.*	5,030
8,850	Lincoln Electric Holdings Inc.	1,209,706
2,277	Lindsay Corp.	365,140
984	Luxfer Holdings PLC ,ADR	16,187
1,593	Manitowoc Co., Inc. (The)*	15,213
57,452	Markforged Holding Corp.*	139,608
7,794	Microvast Holdings Inc.*	19,173
2,263	Middleby Corp. (The)*	325,465
610	Miller Industries Inc.	14,341
2,334	Mueller Industries Inc.	147,439
131,837	Mueller Water Products Inc., Class A Shares	1,487,121
12,211	Nikola Corp.*(a)	65,451
2,426	Nordson Corp.	551,114

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 18.7% — (continued)

Machinery — 3.7% — (continued)
108	Omega Flex Inc.	$10,910
2,763	Oshkosh Corp.	220,377
6,787	Pentair PLC	302,022
9,398	Proterra Inc.*(a)	56,764
1,079	Proto Labs Inc.*	41,434
1,170	RBC Bearings Inc.*	281,596
1,510	REV Group Inc.	17,395
3,850	Sarcos Technology & Robotics Corp.*	12,628
1,310	Shyft Group Inc. (The)	31,375
2,186	Snap-on Inc.	476,242
1,839	SPX Technologies Inc.*	104,933
481	Standex International Corp.	43,487
727	Tennant Co.	43,874
2,912	Terex Corp.	96,737
2,614	Timken Co. (The)	164,656
1,948	Titan International Inc.*	27,330
4,385	Toro Co. (The)	363,648
3,585	Trinity Industries Inc.	87,402
5,590	Twin Disc Inc.*	51,987
2,325	Velo3D Inc.*	10,021
2,346	Wabash National Corp.	38,592
1,155	Watts Water Technologies Inc., Class A Shares	159,991
4,637	Westinghouse Air Brake Technologies Corp.	406,433

	Total Machinery	19,770,914

Marine — 0.1%
2,360	Costamare Inc.	26,621
557	Eagle Bulk Shipping Inc.	24,196
1,545	Eneti Inc.	12,931
1,687	Genco Shipping & Trading Ltd.	23,129
4,986	Golden Ocean Group Ltd.	47,816
2,465	Kirby Corp.*	165,303
1,691	Matson Inc.	124,559
2,124	Safe Bulkers Inc.	6,775

	Total Marine	431,330

Professional Services — 2.8%
13,755	Alight Inc., Class A Shares*	108,389
16,637	ASGN Inc.*	1,608,798
504	Atlas Technical Consultants Inc.*	4,294
269	Barrett Business Services Inc.	21,692
5,490	Booz Allen Hamilton Holding Corp., Class A Shares	525,393
960	CACI International Inc., Class A Shares*	269,635
2,038	CBIZ Inc.*	88,979
19,707	Clarivate PLC*	229,981
26,036	CoStar Group Inc.*	1,813,147
256	CRA International Inc.	23,401
10,380	Dun & Bradstreet Holdings Inc.	147,915
2,104	Exponent Inc.	197,481
2,569	First Advantage Corp.*	35,555
386	Forrester Research Inc.*	16,054
463	Franklin Covey Co.*	22,025
11,335	FTI Consulting Inc.*	1,820,401
791	Heidrick & Struggles International Inc.	22,512
1,087	HireRight Holdings Corp.*	17,675

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 18.7% — (continued)

Professional Services — 2.8% — (continued)
20,331	Huron Consulting Group Inc.*	$1,360,144
785	ICF International Inc.	79,725
1,482	Insperity Inc.	161,568
5,889	Jacobs Solutions Inc.	733,652
62,587	KBR Inc.	3,022,952
1,238	Kelly Services Inc., Class A Shares	19,944
910	Kforce Inc.	49,795
2,182	Korn Ferry	132,927
3,876	Legalzoom.com Inc.*	39,923
2,247	ManpowerGroup Inc.	164,750
1,232	ManTech International Corp., Class A Shares	118,161
14,922	Nielsen Holdings PLC	415,428
6,673	Planet Labs PBC*	36,568
472	Red Violet Inc.*	8,963
1,137	Resources Connection Inc.	22,217
4,493	Robert Half International Inc.	345,826
2,329	Science Applications International Corp.	212,102
3,728	Skillsoft Corp.*	12,004
7,419	Spire Global Inc.*	10,016
1,196	Sterling Check Corp.*	25,451
1,528	TriNet Group Inc.*	125,907
1,401	TrueBlue Inc.*	28,777
4,938	Upwork Inc.*	85,921
4,697	Verisk Analytics Inc., Class A Shares	879,091
374	Willdan Group Inc.*	8,512

	Total Professional Services	15,073,651

Road & Rail — 1.0%
373	AMERCO	196,075
1,015	ArcBest Corp.	81,738
1,219	Avis Budget Group Inc.*	204,036
479	Covenant Logistics Group Inc., Class A Shares	13,469
1,348	Daseke Inc.*	8,169
1,655	Heartland Express Inc.	25,073
9,561	Hertz Global Holdings Inc.*(a)	176,496
20,305	Knight-Swift Transportation Holdings Inc., Class A Shares	1,025,606
1,537	Landstar System Inc.	225,370
12,751	Lyft Inc., Class A Shares*	187,822
2,623	Marten Transport Ltd.	51,962
4,927	Old Dominion Freight Line Inc.	1,337,237
234	PAM Transportation Services Inc.*	6,952
2,081	Ryder System Inc.	159,072
6,390	Saia Inc.*	1,321,644
2,139	Schneider National Inc., Class B Shares	48,898
6,050	TuSimple Holdings Inc., Class A Shares*	43,500
346	Universal Logistics Holdings Inc.	12,632
7,101	Werner Enterprises Inc.	282,549
4,258	XPO Logistics Inc.*	223,204

	Total Road & Rail	5,631,504

Trading Companies & Distributors — 1.3%
45,383	AerCap Holdings NV*	1,999,121
4,406	Air Lease Corp., Class A Shares	160,202
713	Alta Equipment Group Inc.	8,392
1,585	Applied Industrial Technologies Inc.	168,042

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 18.7% — (continued)

Trading Companies & Distributors — 1.3% — (continued)
2,313	Beacon Roofing Supply Inc.*	$127,007
407	BlueLinx Holdings Inc.*	28,531
1,674	Boise Cascade Co.	104,340
2,540	Core & Main Inc., Class A Shares*	59,868
2,528	Custom Truck One Source Inc.*	16,634
197	Distribution Solutions Group Inc.*	7,829
646	DXP Enterprises Inc.*	17,171
29,820	Fastenal Co.	1,500,841
1,452	GATX Corp.	140,278
459	Global Industrial Co.	13,807
1,754	GMS Inc.*	84,543
1,256	H&E Equipment Services Inc.	39,765
1,078	Herc Holdings Inc.	121,307
1,643	Hudson Technologies Inc.*	13,637
144	Karat Packaging Inc.*	2,576
996	McGrath RentCorp	84,182
3,414	MRC Global Inc.*	33,218
1,939	MSC Industrial Direct Co., Inc., Class A Shares	153,588
4,684	NOW Inc.*	56,770
1,796	Rush Enterprises Inc., Class A Shares	84,520
288	Rush Enterprises Inc., Class B Shares	14,584
8,377	SiteOne Landscape Supply Inc.*	1,048,465
2,032	Textainer Group Holdings Ltd.	61,732
701	Titan Machinery Inc.*	21,577
281	Transcat Inc.*	20,819
2,689	Triton International Ltd.	160,237
6,860	Univar Solutions Inc.*	173,009
605	Veritiv Corp.*	72,110
1,361	Watsco Inc.	370,233
1,853	WESCO International Inc.*	244,003

	Total Trading Companies & Distributors	7,212,938

	TOTAL INDUSTRIALS	101,454,326

INFORMATION TECHNOLOGY — 15.7%

Communications Equipment — 1.5%
2,885	ADTRAN Holdings Inc.	67,047
274	Aviat Networks Inc.*	8,576
62,697	CalAmp Corp.*	387,467
2,345	Calix Inc.*	138,003
368	Cambium Networks Corp.*	7,161
1,434	Casa Systems Inc.*(a)	5,564
49,149	Ciena Corp.*	2,493,820
486	Clearfield Inc.*	56,429
8,336	CommScope Holding Co., Inc.*	94,197
1,241	Comtech Telecommunications Corp.	14,011
1,549	Digi International Inc.*	51,287
734	DZS Inc.*	9,770
38,772	EMCORE Corp.*	92,277
5,384	Extreme Networks Inc.*	77,153
2,533	F5 Inc.*	397,833
3,450	Harmonic Inc.*	38,847
132,516	Infinera Corp.*(a)	726,188
3,004	Inseego Corp.*	8,111
13,429	Juniper Networks Inc.	381,652

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.7% — (continued)

Communications Equipment — 1.5% — (continued)
2,883	Lumentum Holdings Inc.*	$240,875
983	NETGEAR Inc.*	23,189
2,924	NetScout Systems Inc.*	92,808
1,581	Ondas Holdings Inc.*	7,462
15,078	Radware Ltd.*	323,574
194,947	Ribbon Communications* (Restricted, cost - $594,588, acquired 08/16/22) (j)	641,376
70,462	Ribbon Communications Inc.*	247,322
22,206	ViaSat Inc.*	843,384
58,063	Viavi Solutions Inc.*	817,527

	Total Communications Equipment	8,292,910

Electronic Equipment, Instruments & Components — 2.6%
742	908 Devices Inc.*	14,951
16,175	Advanced Energy Industries Inc.	1,452,353
3,973	Aeva Technologies Inc.*	12,237
1,778	Akoustis Technologies Inc.*	7,788
16,382	Amphenol Corp., Class A Shares	1,204,569
3,752	Arlo Technologies Inc.*	22,850
2,729	Arrow Electronics Inc.*	286,027
4,003	Avnet Inc.	175,692
1,177	Badger Meter Inc.	111,450
20,420	Belden Inc.	1,337,102
1,432	Benchmark Electronics Inc.	39,308
7,193	Cognex Corp.	302,897
1,466	CTS Corp.	62,041
1,098	ePlus Inc.*	51,738
3,860	Evolv Technologies Holdings Inc.*	8,762
1,506	Fabrinet*	154,877
684	FARO Technologies Inc.*	22,948
772	Focus Universal Inc.*	8,299
710	Identiv Inc.*	10,593
11,991	II-VI Inc.*(a)	566,335
47,821	Innoviz Technologies Ltd.*(a)	240,061
1,376	Insight Enterprises Inc.*	125,381
6,187	IPG Photonics Corp.*	560,480
32,794	Itron Inc.*	1,560,339
5,723	Jabil Inc.	345,097
906	Kimball Electronics Inc.*	19,515
52,849	Knowles Corp.*	800,662
4,756	Lightwave Logic Inc.*	37,905
1,011	Littelfuse Inc.	239,829
1,444	Methode Electronics Inc.	58,424
7,455	MicroVision Inc.*(a)	36,082
6,032	Mirion Technologies Inc.*	45,662
1,072	Napco Security Technologies Inc.*	31,796
5,455	National Instruments Corp.	216,891
10,598	nLight Inc.*	132,369
1,477	Novanta Inc.*	197,460
6,556	OSI Systems Inc.*	546,246
5,150	Ouster Inc.*	7,725
1,140	PAR Technology Corp.*	40,128
556	PC Connection Inc.	27,622
1,152	Plexus Corp.*	107,977
2,402	Rogers Corp.*	601,749
2,558	Sanmina Corp.*	124,114

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.7% — (continued)

Electronic Equipment, Instruments & Components — 2.6% — (continued)
977	ScanSource Inc.*	$28,304
5,277	SmartRent Inc., Class A Shares*(a)	17,045
1,764	TD SYNNEX Corp.	169,838
3,271	Teledyne Technologies Inc.*	1,204,906
4,102	TTM Technologies Inc.*	64,525
11,385	Velodyne Lidar Inc.*(a)	14,231
5,333	Vishay Intertechnology Inc.	104,900
436	Vishay Precision Group Inc.*	14,959
6,809	Vontier Corp.	149,253

	Total Electronic Equipment, Instruments & Components	13,724,292

IT Services — 2.7%
7,284	Affirm Holdings Inc., Class A Shares*(a)	170,664
5,066	Amdocs Ltd.	432,991
6,185	AvidXchange Holdings Inc.*	48,181
2,809	BigCommerce Holdings Inc.*	46,826
1,407	Brightcove Inc.*	9,342
2,077	Cantaloupe Inc.*	13,231
515	Cass Information Systems Inc.	18,890
1,973	Cerberus Cyber Sentinel Corp.*	5,367
1,783	Concentrix Corp.	224,266
222,864	Conduent Inc.*	911,514
9,734	Core Scientific Inc.*	21,415
1,389	CSG Systems International Inc.	80,354
1,574	Cyxtera Technologies Inc.*	9,979
3,093	DigitalOcean Holdings Inc.*(a)	130,184
10,166	DXC Technology Co.*	251,913
4,565	Edgio Inc.*	16,799
9,600	Euronet Worldwide Inc.*	851,136
2,551	EVERTEC Inc.	85,714
2,201	Evo Payments Inc., Class A Shares*	73,337
1,326	ExlService Holdings Inc.*	222,383
4,766	Fastly Inc., Class A Shares*	44,562
40,541	Flywire Corp.*	1,007,849
4,467	Gartner Inc.*	1,274,524
7,393	Genpact Ltd.	347,323
1,697	Globant SA*	357,677
2,280	Grid Dynamics Holdings Inc.*	46,079
1,227	Hackett Group Inc. (The)	25,190
970	I3 Verticals Inc., Class A Shares*	22,659
220	IBEX Holdings Ltd.*	3,711
1,768	Information Services Group Inc.	10,201
1,302	International Money Express Inc.*	29,165
3,031	Jack Henry & Associates Inc.	582,558
64,105	Kyndryl Holdings Inc.*	667,974
17,834	Marqeta Inc., Class A Shares*	138,927
2,543	Maximus Inc.	154,080
3,863	MoneyGram International Inc.*	39,789
4,544	Okta Inc., Class A Shares*	415,322
3,933	Paya Holdings Inc.*	24,660
9,488	Payoneer Global Inc.*	62,811
15,021	Paysafe Ltd.*	24,785
1,439	Perficient Inc.*	112,386
864	PFSweb Inc.*	8,173
482	Priority Technology Holdings Inc.*	1,928

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.7% — (continued)

IT Services — 2.7% — (continued)
1,997	Rackspace Technology Inc.*	$8,907
3,615	Remitly Global Inc.*	39,765
3,807	Repay Holdings Corp., Class A Shares*	35,367
13,750	Sabre Corp.*	98,863
24,687	Shift4 Payments Inc., Class A Shares*	1,118,074
2,410	SolarWinds Corp.*	21,859
1,335	Squarespace Inc., Class A Shares*	28,035
11,470	StoneCo Ltd., Class A Shares*	108,736
5,895	Switch Inc., Class A Shares	200,135
3,619	Thoughtworks Holding Inc.*	47,626
9,373	Toast Inc., Class A Shares*	177,431
793	TTEC Holdings Inc.	41,514
342	Tucows Inc., Class A Shares*	16,071
76,551	Unisys Corp.*	712,690
6,063	Verra Mobility Corp., Class A Shares*	96,644
15,949	Western Union Co. (The)	236,364
1,853	WEX Inc.*	285,825
5,462	Wix.com Ltd.*	345,690
22,636	WNS Holdings Ltd., ADR*	1,907,083

	Total IT Services	14,553,498

Semiconductors & Semiconductor Equipment — 2.3%
2,071	ACM Research Inc., Class A Shares*	34,979
2,135	Allegro MicroSystems Inc.*	49,788
906	Alpha & Omega Semiconductor Ltd.*	35,026
1,531	Ambarella Inc.*	103,924
4,065	Amkor Technology Inc.	81,828
1,877	Applied Materials Inc.	176,569
785	Atomera Inc.*	10,150
1,358	Axcelis Technologies Inc.*	90,905
1,631	AXT Inc.*	14,010
9,417	CEVA Inc.*	275,636
2,375	Cirrus Logic Inc.*	182,139
2,014	Cohu Inc.*	54,036
873	Credo Technology Group Holding Ltd.*	12,039
333	CyberOptics Corp.*	17,729
1,843	Diodes Inc.*	131,166
7,432	Entegris Inc.	705,148
4,429	First Solar Inc.*	564,919
3,221	FormFactor Inc.*	94,311
1,190	Ichor Holdings Ltd.*	36,557
903	Impinj Inc.*	80,620
4,550	indie Semiconductor Inc., Class A Shares*	38,721
2,441	Kulicke & Soffa Industries Inc.	102,620
5,661	Lattice Semiconductor Corp.*(a)	305,128
53,670	MACOM Technology Solutions Holdings Inc.*	2,959,900
15,489	MaxLinear Inc., Class A Shares*	556,520
10,269	MKS Instruments Inc.	1,022,895
2,049	Onto Innovation Inc.*	145,459
1,170	PDF Solutions Inc.*	30,865
2,583	Photronics Inc.*	43,394
2,417	Power Integrations Inc.	172,888
60,517	Rambus Inc.*	1,560,733
2,232	Rigetti Computing Inc.*	8,883
5,083	Rockley Photonics Holdings Ltd.*(a)	7,218

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.7% — (continued)

Semiconductors & Semiconductor Equipment — 2.3% — (continued)
2,665	Semtech Corp.*	$123,096
1,479	Silicon Laboratories Inc.*	185,363
1,863	SiTime Corp.*	198,242
316	SkyWater Technology Inc.*	4,108
1,972	SMART Global Holdings Inc.*	36,186
1,649	Synaptics Inc.*	190,641
1,545	Transphorm Inc.*	8,575
1,789	Ultra Clean Holdings Inc.*	52,364
1,821	Universal Display Corp.	203,460
57,395	Veeco Instruments Inc.*	1,213,330
4,794	Wolfspeed Inc.*	543,975

	Total Semiconductors & Semiconductor Equipment	12,466,043

Software — 6.2%
4,737	8x8 Inc.*	24,680
2,659	A10 Networks Inc.	36,960
38,797	ACI Worldwide Inc.*	919,489
831	Agilysys Inc.*	43,021
2,060	Alarm.com Holdings Inc.*	137,196
1,757	Alkami Technology Inc.*	25,477
2,123	Altair Engineering Inc., Class A Shares*	110,417
2,462	Alteryx Inc., Class A Shares*	153,432
1,110	American Software Inc., Class A Shares	18,792
2,380	Amplitude Inc., Class A Shares*	36,057
7,264	ANSYS Inc.*	1,803,651
765	Appfolio Inc., Class A Shares*	77,556
1,715	Appian Corp., Class A Shares*	80,433
9,248	AppLovin Corp., Class A Shares*	227,778
476	Arteris Inc.*	3,389
2,990	Asana Inc., Class A Shares*	57,258
4,188	Aspen Technology Inc.*	881,993
2,765	Atlassian Corp. PLC, Class A Shares*	684,780
3,624	Avalara Inc.*	331,922
3,677	Avaya Holdings Corp.*	5,846
5,767	AvePoint Inc.*	26,990
1,035	Benefitfocus Inc.*	7,669
7,102	Bentley Systems Inc., Class B Shares	261,141
4,057	Bill.com Holdings Inc.*	656,747
6,483	Black Knight Inc.*	428,915
1,984	Blackbaud Inc.*	103,763
29,613	Blackline Inc.*	2,011,907
8,091	Blend Labs Inc., Class A Shares*(a)	25,487
62,444	Box Inc., Class A Shares*	1,607,933
16,160	Braze Inc., Class A Shares*(a)	665,469
4,171	BTRS Holdings Inc., Class 1 Shares*	28,196
2,882	C3.ai Inc., Class A Shares*	51,876
6,888	CCC Intelligent Solutions Holdings Inc.*	65,849
12,219	Cerence Inc.*	244,502
5,700	Ceridian HCM Holding Inc.*	339,948
1,008	ChannelAdvisor Corp.*	15,211
1,907	Cleanspark Inc.*	8,162
2,564	Clear Secure Inc., Class A Shares*	58,818
72,319	Cognyte Software Ltd.*	377,505
1,816	CommVault Systems Inc.*	98,591
5,117	Confluent Inc., Class A Shares*	140,001

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.7% — (continued)

Software — 6.2% — (continued)
637	Consensus Cloud Solutions Inc.*	$32,073
987	Couchbase Inc.*	16,374
12,655	Coupa Software Inc.*	739,052
4,743	Crowdstrike Holdings Inc., Class A Shares*	866,119
934	CS Disco Inc.*	12,889
3,585	Cvent Holding Corp., Class A Shares*	18,140
448	Digimarc Corp.*	7,983
3,727	Digital Turbine Inc.*	68,838
2,692	Dolby Laboratories Inc., Class A Shares	197,162
1,305	Domo Inc., Class B Shares*	25,134
2,751	DoubleVerify Holdings Inc.*	71,113
11,792	Dropbox Inc., Class A Shares*	252,231
3,313	Duck Creek Technologies Inc.*	39,425
8,320	Dynatrace Inc.*	317,658
8,162	E2open Parent Holdings Inc.*	56,073
1,155	Ebix Inc.(a)	30,053
816	eGain Corp.*	7,515
3,179	Elastic NV*	266,750
721	Enfusion Inc., Class A Shares*	8,933
1,508	EngageSmart Inc.*	30,115
1,579	Envestnet Inc.*	82,692
1,595	Everbridge Inc.*	63,449
1,280	EverCommerce Inc.*	14,899
1,045	Fair Isaac Corp.*	469,623
2,909	Five9 Inc.*	285,402
1,193	ForgeRock Inc., Class A Shares*	20,353
18,928	Guidewire Software Inc.*	1,357,327
1,329	Informatica Inc., Class A Shares*(a)	29,331
909	Instructure Holdings Inc.*	20,662
660	Intapp Inc.*	9,563
1,330	InterDigital Inc.	66,713
4,052	IronNet Inc.*	8,185
2,669	Jamf Holding Corp.*	63,923
2,971	KnowBe4 Inc., Class A Shares*	57,103
2,814	LivePerson Inc.*	32,642
2,876	LiveRamp Holdings Inc.*	57,089
9,596	Mandiant Inc.*	219,365
2,610	Manhattan Associates Inc.*	368,689
4,354	Marathon Digital Holdings Inc.*(a)	51,595
9,476	Matterport Inc.*	43,684
971	MeridianLink Inc.*(a)	16,866
401	MicroStrategy Inc., Class A Shares*(a)	92,856
1,693	Mitek Systems Inc.*	17,302
1,388	Model N Inc.*	41,501
5,318	Momentive Global Inc.*	37,705
2,866	N-able Inc.*	28,545
2,487	nCino Inc.*	78,440
33,560	NCR Corp.*	1,042,038
11,772	New Relic Inc.*	714,678
2,530	NextNav Inc.*	8,577
23,423	NortonLifeLock Inc.	529,126
8,720	Nutanix Inc., Class A Shares*	150,856
3,956	Olo Inc., Class A Shares*	30,896
1,945	ON24 Inc.*	17,427
29,262	OneSpan Inc.*	336,806
3,533	PagerDuty Inc.*	91,999

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.7% — (continued)

Software — 6.2% — (continued)
1,929	Paycor HCM Inc.*	$57,156
1,660	Paylocity Holding Corp.*	400,060
1,759	Pegasystems Inc.	64,397
3,278	Ping Identity Holding Corp.*	92,243
2,921	Procore Technologies Inc.*	159,487
1,819	Progress Software Corp.	87,548
29,547	PROS Holdings Inc.*	616,055
4,366	PTC Inc.*	501,610
2,307	Q2 Holdings Inc.*	91,634
1,623	Qualys Inc.*	246,534
2,453	Rapid7 Inc.*	141,047
1,777	Rimini Street Inc.*	8,956
3,520	RingCentral Inc., Class A Shares*	151,501
4,307	Riot Blockchain Inc.*(a)	30,881
64,640	Samsara Inc., Class A Shares*(a)	961,197
1,437	Sapiens International Corp. NV	31,786
323	SecureWorks Corp., Class A Shares*	3,359
7,071	SentinelOne Inc., Class A Shares*	193,109
355	ShotSpotter Inc.*	11,584
30,485	Smartsheet Inc., Class A Shares*	1,014,236
12,276	Sprout Social Inc., Class A Shares*	737,051
1,522	SPS Commerce Inc.*	185,867
3,484	Sumo Logic Inc.*	30,590
2,608	Telos Corp.*	25,819
4,627	Tenable Holdings Inc.*	183,275
4,395	Teradata Corp.*	144,595
1,813	Tyler Technologies Inc.*	673,548
15,387	UiPath Inc., Class A Shares*	253,116
1,012	Upland Software Inc.*	10,596
2,156	UserTesting Inc.*	8,969
4,611	Varonis Systems Inc., Class B Shares*	126,111
24,592	Verint Systems Inc.*	1,192,466
1,052	Veritone Inc.*(a)	7,732
490	Viant Technology Inc., Class A Shares*	2,215
3,329	WM Technology Inc.*	8,722
10,518	Workiva Inc., Class A Shares*	714,067
97,961	Xperi Holding Corp.	1,558,560
4,508	Yext Inc.*	20,061
5,023	Zendesk Inc.*	385,616
2,099	Zeta Global Holdings Corp., Class A Shares*	14,693
4,721	Zuora Inc., Class A Shares*	36,257

	Total Software	33,690,650

Technology Hardware, Storage & Peripherals — 0.4%
4,972	3D Systems Corp.*	50,366
1,452	Avid Technology Inc.*	39,712
1,929	Corsair Gaming Inc.*(a)	29,687
45,631	Diebold Nixdorf Inc.*	158,796
1,829	Eastman Kodak Co.*	9,895
5,188	IonQ Inc.*	30,817
11,806	Pure Storage Inc., Class A Shares*	342,020
371,693	Quantum Corp.*	583,558
46,722	Stratasys Ltd.*	806,422
1,932	Super Micro Computer Inc.*	125,735
602	Turtle Beach Corp.*	5,653

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.7% — (continued)

Technology Hardware, Storage & Peripherals — 0.4% — (continued)
5,118	Xerox Holdings Corp.	$85,061

	Total Technology Hardware, Storage & Peripherals	2,267,722

	TOTAL INFORMATION TECHNOLOGY	84,995,115

MATERIALS — 5.4%

Chemicals — 2.2%
1,071	AdvanSix Inc.	38,834
1,778	Albemarle Corp.	476,433
1,145	American Vanguard Corp.	22,820
7,597	Amyris Inc.*	22,335
2,127	Ashland Inc.	216,444
1,017	Aspen Aerogels Inc.*	13,231
25,144	Avient Corp.	1,102,062
36,353	Axalta Coating Systems Ltd.*	936,090
1,314	Balchem Corp.	173,212
2,337	Cabot Corp.	168,194
339	Chase Corp.	29,886
6,395	Chemours Co. (The)	215,703
3,418	Danimer Scientific Inc.*(a)	15,210
2,829	Diversey Holdings Ltd.*	17,342
3,210	DuPont de Nemours Inc.	178,604
13,021	Ecolab Inc.	2,133,230
2,511	Ecovyst Inc.*	23,202
9,713	Element Solutions Inc.	181,342
1,005	FutureFuel Corp.	7,326
73,103	GCP Applied Technologies Inc.*	2,296,896
34,430	Ginkgo Bioworks Holdings Inc.*(a)	92,617
837	Hawkins Inc.	32,074
2,229	HB Fuller Co.	144,573
8,361	Huntsman Corp.	234,275
1,637	Ingevity Corp.*	114,819
1,043	Innospec Inc.	97,479
375	Intrepid Potash Inc.*	17,524
733	Koppers Holdings Inc.	16,734
772	Kronos Worldwide Inc.	9,943
6,641	Livent Corp.*(a)	213,707
1,260	LSB Industries Inc.*	19,883
2,222	Mativ Holdings Inc.	52,484
1,365	Minerals Technologies Inc.	79,525
267	NewMarket Corp.	76,685
5,771	Olin Corp.	315,443
4,738	Origin Materials Inc.*	29,613
2,349	Orion Engineered Carbons SA	39,604
5,023	Perimeter Solutions SA*	48,974
4,534	PureCycle Technologies Inc.*	41,395
578	Quaker Chemical Corp.	100,757
2,153	Rayonier Advanced Materials Inc.*	9,732
5,283	RPM International Inc.	492,164
1,656	Scotts Miracle-Gro Co. (The)	110,869
1,749	Sensient Technologies Corp.	139,343
955	Stepan Co.	99,540
1,116	Tredegar Corp.	11,394
1,590	Trinseo PLC	42,183
60,327	Tronox Holdings PLC, Class A Shares	882,584
115	Valhi Inc.	4,018

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.4% — (continued)

Chemicals — 2.2% — (continued)
7,372	Valvoline Inc.	$214,304

	Total Chemicals	12,052,635

Construction Materials — 0.4%
1,625	Eagle Materials Inc.	194,382
24,187	Summit Materials Inc., Class A Shares*	687,394
78	United States Lime & Minerals Inc.	8,018
8,251	Vulcan Materials Co.	1,373,709

	Total Construction Materials	2,263,503

Containers & Packaging — 1.6%
19,717	AptarGroup Inc.	2,027,105
765	Ardagh Group SA, Class A Shares(b)(c)	9,069
6,386	Ardagh Metal Packaging SA	39,274
11,267	Avery Dennison Corp.	2,068,846
5,443	Berry Global Group Inc.*	295,718
21,813	Crown Holdings Inc.	1,976,040
839	Cryptdyde Inc.*	660
12,620	Graphic Packaging Holding Co.	281,047
1,135	Greif Inc., Class A Shares	76,102
197	Greif Inc., Class B Shares	12,858
1,658	Myers Industries Inc.	32,033
6,384	O-I Glass Inc.*	83,056
3,853	Packaging Corp. of America	527,553
1,500	Pactiv Evergreen Inc.	16,650
32,397	Ranpak Holdings Corp., Class A Shares*	171,380
6,034	Sealed Air Corp.	324,690
12,806	Silgan Holdings Inc.	583,313
4,000	Sonoco Products Co.	252,080
1,669	TriMas Corp.	45,931

	Total Containers & Packaging	8,823,405

Metals & Mining — 1.1%
1,518	5E Advanced Materials Inc.*	22,770
83,334	Alamos Gold Inc., Class A Shares	599,171
7,614	Alcoa Corp.	376,741
726	Alpha Metallurgical Resources Inc.	114,091
4,159	Arconic Corp.*	104,848
5,109	ATI Inc.*	152,912
2,078	Carpenter Technology Corp.	70,590
2,063	Century Aluminum Co.*	15,926
90,650	Cleveland-Cliffs Inc.*	1,565,526
10,858	Coeur Mining Inc.*	29,968
5,036	Commercial Metals Co.	204,008
1,419	Compass Minerals International Inc.	57,455
5,496	Constellium SE, Class A Shares*	73,207
2,810	Dakota Gold Corp.*	9,582
3,346	Ferroglobe Representation & Warranty Insurance Trust*#	—
429	Haynes International Inc.	17,027
22,789	Hecla Mining Co.	89,789
679	Kaiser Aluminum Corp.	48,725
848	Materion Corp.	73,191
3,762	MP Materials Corp.*	131,632
9,904	Novagold Resources Inc.*	43,875
372	Olympic Steel Inc.	9,791
727	Piedmont Lithium Inc.*(a)	44,456

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.4% — (continued)

Metals & Mining — 1.1% — (continued)
1,064	PolyMet Mining Corp.*	$3,320
945	Ramaco Resources Inc.	9,960
2,551	Reliance Steel & Aluminum Co.	479,537
2,751	Royal Gold Inc.	252,817
648	Ryerson Holding Corp.	18,468
1,119	Schnitzer Steel Industries Inc., Class A Shares	36,972
8,813	SSR Mining Inc.	118,887
7,469	Steel Dynamics Inc.	602,898
3,717	SunCoke Energy Inc.	24,495
1,964	TimkenSteel Corp.*	30,128
10,677	United States Steel Corp.	244,183
2,074	Warrior Met Coal Inc.	67,509
1,391	Worthington Industries Inc.	70,927

	Total Metals & Mining	5,815,382

Paper & Forest Products — 0.1%
787	Clearwater Paper Corp.*	33,479
1,591	Glatfelter Corp.	7,748
3,448	Louisiana-Pacific Corp.	186,985
1,860	Resolute Forest Products Inc.*	37,684
1,432	Sylvamo Corp.	63,638

	Total Paper & Forest Products	329,534

	TOTAL MATERIALS	29,284,459

REAL ESTATE — 6.2%

Equity Real Estate Investment Trusts (REITs) — 5.6%
3,372	Acadia Realty Trust	53,716
3,121	Agree Realty Corp.	235,074
3,186	Alexander & Baldwin Inc.	59,674
77	Alexander’s Inc.	18,241
35,172	American Assets Trust Inc.	976,375
12,732	American Homes 4 Rent, Class A Shares	452,750
11,141	Americold Realty Trust Inc.	327,768
6,556	Apartment Income REIT Corp.	267,813
6,404	Apartment Investment & Management Co., Class A Shares*	56,611
9,146	Apple Hospitality REIT Inc.	145,513
3,215	Armada Hoffler Properties Inc.	42,213
1,453	Ashford Hospitality Trust Inc.*	13,339
1,167	Bluerock Residential Growth REIT Inc., Class A Shares	31,101
5,360	Boston Properties Inc.	425,745
3,087	Braemar Hotels & Resorts Inc.	15,898
6,768	Brandywine Realty Trust	54,347
12,308	Brixmor Property Group Inc.	264,376
7,017	Broadstone Net Lease Inc., Class A Shares	134,305
474	BRT Apartments Corp.	11,314
4,295	Camden Property Trust	551,950
4,094	CareTrust REIT Inc.	88,185
1,948	CatchMark Timber Trust Inc., Class A Shares	20,746
1,175	CBL & Associates Properties Inc.	34,005
622	Centerspace	46,886
21,561	Chatham Lodging Trust*	262,182
1,956	City Office REIT Inc.	22,592
586	Clipper Realty Inc.	4,928
927	Community Healthcare Trust Inc.	34,197
4,760	Corporate Office Properties Trust	122,998

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.2% — (continued)

Equity Real Estate Investment Trusts (REITs) — 5.6% — (continued)
36,963	Cousins Properties Inc.	$992,457
723	CTO Realty Growth Inc.	15,263
9,249	CubeSmart	425,916
9,114	DiamondRock Hospitality Co.*	79,565
10,606	Diversified Healthcare Trust	15,485
7,023	Douglas Emmett Inc.	137,089
3,662	Easterly Government Properties Inc., Class A Shares	65,733
1,706	EastGroup Properties Inc.	281,541
5,720	Empire State Realty Trust Inc., Class A Shares	39,868
3,111	EPR Properties	135,297
120,092	Equity Commonwealth*	3,159,621
7,426	Equity LifeStyle Properties Inc.	520,563
5,609	Essential Properties Realty Trust Inc.	126,988
2,031	Farmland Partners Inc.	29,470
3,252	Federal Realty Investment Trust	329,330
5,526	First Industrial Realty Trust Inc.	280,058
3,111	Four Corners Property Trust Inc.	83,655
3,441	Franklin Street Properties Corp.	9,669
9,909	Gaming and Leisure Properties Inc.	478,307
1,633	Getty Realty Corp.	49,121
1,504	Gladstone Commercial Corp.	28,681
1,163	Gladstone Land Corp.	27,342
2,614	Global Medical REIT Inc.	28,336
4,267	Global Net Lease Inc.	58,757
114,023	Healthcare Realty Trust Inc., Class A Shares	2,773,039
5,916	Healthpeak Properties Inc.	155,295
1,330	Hersha Hospitality Trust, Class A Shares*	12,901
4,386	Highwoods Properties Inc.	133,378
29,320	Host Hotels & Resorts Inc.	521,016
5,915	Hudson Pacific Properties Inc.	78,137
9,095	Independence Realty Trust Inc.	176,898
182	Indus Realty Trust Inc.	11,178
2,489	Industrial Logistics Properties Trust	18,643
3,795	Innovative Industrial Properties Inc., Class A Shares	348,077
2,763	InvenTrust Properties Corp.	72,556
11,984	Iron Mountain Inc.	630,478
23,036	iStar Inc.	317,206
38,536	JBG SMITH Properties	846,636
4,799	Kilroy Realty Corp.	234,047
25,304	Kimco Realty Corp.	533,408
8,867	Kite Realty Group Trust	171,665
3,620	Lamar Advertising Co., Class A Shares	339,882
3,516	Life Storage Inc.	447,411
1,582	LTC Properties Inc.	71,016
12,009	LXP Industrial Trust	120,811
8,840	Macerich Co. (The)	84,599
24,507	Medical Properties Trust Inc.	358,047
1,822	National Health Investors Inc.	119,359
7,325	National Retail Properties Inc.	328,892
3,489	National Storage Affiliates Trust	176,264
5,680	Necessity Retail REIT Inc.(The)	42,373
2,393	NETSTREIT Corp.(a)	47,046
956	NexPoint Residential Trust Inc.	50,496
1,940	Office Properties Income Trust	34,086
9,715	Omega Healthcare Investors Inc.	317,292

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.2% — (continued)

Equity Real Estate Investment Trusts (REITs) — 5.6% — (continued)
539	One Liberty Properties Inc.	$13,017
2,327	Orion Office REIT Inc.	22,967
6,031	Outfront Media Inc.	106,749
7,842	Paramount Group Inc.	54,345
9,510	Park Hotels & Resorts Inc.	133,140
5,302	Pebblebrook Hotel Trust	93,421
4,810	Phillips Edison & Co., Inc.	157,143
9,196	Physicians Realty Trust	153,205
5,257	Piedmont Office Realty Trust Inc., Class A Shares	61,927
1,414	Plymouth Industrial REIT Inc.	28,662
483	Postal Realty Trust Inc., Class A Shares	7,173
2,844	PotlatchDeltic Corp.	132,018
6,028	Rayonier Inc.	214,115
7,196	Regency Centers Corp.	437,805
5,136	Retail Opportunity Investments Corp.	86,028
6,904	Rexford Industrial Realty Inc.	429,498
26,038	RLJ Lodging Trust	314,018
3,540	RPT Realty	34,090
2,205	Ryman Hospitality Properties Inc.*	181,295
9,533	Sabra Health Care REIT Inc.	142,709
876	Safehold Inc.	33,314
421	Saul Centers Inc.	18,646
3,298	SBA Communications Corp., Class A Shares	1,072,674
6,541	Service Properties Trust	44,740
8,573	SITE Centers Corp.	111,106
2,599	SL Green Realty Corp.(a)	114,798
35,043	Spirit Realty Capital Inc.	1,431,507
19,950	STAG Industrial Inc.	614,460
10,833	STORE Capital Corp.	292,274
4,049	Summit Hotel Properties Inc.	31,825
30,785	Sunstone Hotel Investors Inc.*	335,249
4,314	Tanger Factory Outlet Centers Inc.	66,522
3,116	Terreno Realty Corp.	190,045
32,189	UMH Properties Inc.	580,690
9,882	Uniti Group Inc.	92,792
455	Universal Health Realty Income Trust	23,155
4,581	Urban Edge Properties	72,059
1,056	Urstadt Biddle Properties Inc., Class A Shares	17,656
3,399	Veris Residential Inc.*	45,683
7,371	Vornado Realty Trust	193,268
3,570	Washington Real Estate Investment Trust	70,008
1,631	Whitestone REIT, Class B Shares	16,049
4,589	Xenia Hotels & Resorts Inc.*	72,782

	Total Equity Real Estate Investment Trusts (REITs)	30,089,713

Real Estate Management & Development — 0.6%
5,141	Anywhere Real Estate Inc.*	50,228
23,681	CBRE Group Inc., Class A Shares*	1,869,852
11,151	Compass Inc., Class A Shares*	31,892
6,523	Cushman & Wakefield PLC*	97,584
6,179	DigitalBridge Group Inc.*	109,986
7,922	Doma Holdings Inc.*	4,778
2,639	Douglas Elliman Inc.	12,166
2,591	eXp World Holdings Inc.(a)	33,502
669	Forestar Group Inc.*	8,322

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 6.2% — (continued)

Real Estate Management & Development — 0.6% — (continued)
253	FRP Holdings Inc.*	$14,552
1,727	Howard Hughes Corp. (The)*	109,889
2,063	Jones Lang LaSalle Inc.*	356,899
4,739	Kennedy-Wilson Holdings Inc.	83,217
951	Marcus & Millichap Inc.	35,548
6,788	Newmark Group Inc., Class A Shares	69,577
18,932	Opendoor Technologies Inc.*	81,975
623	RE/MAX Holdings Inc., Class A Shares	14,179
4,159	Redfin Corp.*	34,062
525	RMR Group Inc. (The), Class A Shares	13,671
1,857	Seritage Growth Properties, Class A Shares*(a)	23,287
1,395	St Joe Co. (The)	53,289
298	Stratus Properties Inc.*	10,612
1,245	Tejon Ranch Co.*	19,621
5,586	WeWork Inc., Class A Shares*	22,903
2,333	Zillow Group Inc., Class A Shares*	77,922
6,856	Zillow Group Inc., Class C Shares*(a)	229,402

	Total Real Estate Management & Development	3,468,915

	TOTAL REAL ESTATE	33,558,628

UTILITIES — 3.1%

Electric Utilities — 0.8%
22,003	ALLETE Inc.	1,302,138
4,712	Hawaiian Electric Industries Inc.	184,333
2,100	IDACORP Inc.	229,404
1,576	MGE Energy Inc.	121,383
9,848	NRG Energy Inc.	406,525
8,377	OGE Energy Corp.	339,604
1,769	Otter Tail Corp.	133,630
4,722	Pinnacle West Capital Corp.	355,803
3,518	PNM Resources Inc.	166,859
17,203	Portland General Electric Co.	888,879
502	Via Renewables Inc., Class A Shares	4,282

	Total Electric Utilities	4,132,840

Gas Utilities — 0.3%
4,066	Brookfield Infrastructure Corp., Class A Shares	193,542
501	Chesapeake Utilities Corp.	63,276
3,605	National Fuel Gas Co.	256,928
3,970	New Jersey Resources Corp.	175,236
1,595	Northwest Natural Holding Co.	75,938
2,259	ONE Gas Inc.	176,812
5,012	South Jersey Industries Inc.	169,656
2,749	Southwest Gas Holdings Inc.	214,010
2,136	Spire Inc.	149,285
8,665	UGI Corp.	342,268

	Total Gas Utilities	1,816,951

Independent Power & Renewable Electricity Producers — 0.7%
1,832	Altus Power Inc.*	19,199
5,251	Brookfield Renewable Corp., Class A Shares	201,586
1,443	Clearway Energy Inc., Class A Shares	49,755
3,336	Clearway Energy Inc., Class C Shares	123,765
2,632	Montauk Renewables Inc.*	46,718
19,166	Ormat Technologies Inc.(a)	1,791,638

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

UTILITIES — 3.1% — (continued)

Independent Power & Renewable Electricity Producers — 0.7% — (continued)
4,158	Sunnova Energy International Inc.*	$104,865
58,131	Vistra Corp.	1,438,742

	Total Independent Power & Renewable Electricity Producers	3,776,268

Multi-Utilities — 0.4%
23,655	Avista Corp.	961,103
2,705	Black Hills Corp.	204,173
16,920	NiSource Inc.	499,309
10,677	NorthWestern Corp.	565,668
701	Unitil Corp.	36,515

	Total Multi-Utilities	2,266,768

Water Utilities — 0.9%
1,545	American States Water Co.	128,189
3,672	American Water Works Co., Inc.	545,108
334	Artesian Resources Corp., Class A Shares	18,246
17,056	California Water Service Group	998,288
13,721	Essential Utilities Inc.	674,387
619	Global Water Resources Inc.	8,431
502	Middlesex Water Co.	44,563
7,057	Pennon Group PLC, ADR	152,079
734	Pure Cycle Corp.*	7,575
36,146	SJW Group	2,324,188
6,683	United Utilities Group PLC, ADR	163,800
626	York Water Co. (The)	27,525

	Total Water Utilities	5,092,379

	TOTAL UTILITIES	17,085,206

	TOTAL COMMON STOCKS (Cost — $438,786,235)	524,842,196

PREFERRED STOCKS — 0.6%

FINANCIALS — 0.6%

Banks — 0.3%
7,777	US Bancorp, 4.000%(d)	139,675
78,505	US Bancorp, 3.500% (3-Month USD-LIBOR + 0.600%)(a)(d)(e)	1,543,408

	Total Banks	1,683,083

Insurance — 0.3%
34,708	MetLife Inc., 4.750%(a)(d)	744,834
27,972	MetLife Inc., 5.625%(a)(d)	686,433

	Total Insurance	1,431,267

	TOTAL PREFERRED STOCKS (Cost — $3,409,370)	3,114,350

CLOSED END MUTUAL FUND SECURITIES — 0.2%

FINANCIALS — 0.2%

Capital Markets — 0.2%
4,508	iShares® Core S&P Small-Capital ETF	438,178
1,288	iShares® Russell 2000 ETF, Common Class Shares(a)	236,348
4,404	iShares® Russell Mid-Capital ETF, Common Class Shares	303,039

	TOTAL CLOSED END MUTUAL FUND SECURITIES (Cost — $572,123)	977,565

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Face Amount/Units†		Rating††	Security	Value

CORPORATE BONDS & NOTES — 0.1%

INFORMATION TECHNOLOGY — 0.1%

Communications Equipment — 0.1%
$702,000		NR	Infinera Corp., Senior Unsecured Notes, 2.500% due 3/1/27(b)(f)	$688,501

ENERGY — 0.0%

Energy Equipment & Services — 0.0%
20,000		D	ION Geophysical Corp., Secured Notes, 8.000% due 12/15/25(g)	10,960

			TOTAL CORPORATE BONDS & NOTES (Cost — $722,016)	699,461

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $443,489,744)	529,633,572

Face Amount†

SHORT-TERM INVESTMENTS (h) — 6.2%

MONEY MARKET FUND — 3.9%
$21,278,164			Invesco STIT – Government & Agency Portfolio, 2.185%, Institutional Class(i) (Cost — $21,278,164)	21,278,164

TIME DEPOSITS — 2.3%
20,372	CAD		BBH – Grand Cayman, 1.380% due 9/1/22	15,514
3,043,730			Citibank – New York, 1.680% due 9/1/22	3,043,730
2,349,282			JPMorgan Chase & Co. – New York, 1.680% due 9/1/22	2,349,282
3,972,403			Royal Bank of Canada – Toronto, 1.680% due 9/1/22	3,972,403
2,887,096			Sumitomo Mitsui Banking Corp. – Tokyo, 1.680% due 9/1/22	2,887,096

			TOTAL TIME DEPOSITS (Cost — $12,268,025)	12,268,025

			TOTAL SHORT-TERM INVESTMENTS (Cost — $33,546,189)	33,546,189

			TOTAL INVESTMENTS — 104.0% (Cost — $477,035,933)	563,179,761

			Liabilities in Excess of Other Assets — (4.0)%	(21,627,835)

			TOTAL NET ASSETS — 100.0%	$541,551,926

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Illiquid security.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2022.
(f)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $688,501 and represents 0.1% of net assets.

(g)	Security is currently in default.
(h)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.3%.
(i)	Represents investments of collateral received from securities lending transactions.
(j)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2022, amounts to $641,376 and represents 0.1% of net assets.
#	Security that used significant unobservable inputs to determine fair value.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

At August 31, 2022, for Small-Mid Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Small-Mid Cap Equity Fund	$487,851,689	$132,821,723	$(57,559,835)	$75,261,888

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Industrials	18.7%
Health Care	15.9
Information Technology	15.8
Financials	13.9
Consumer Discretionary	7.8
Real Estate	6.2
Materials	5.4
Consumer Staples	4.5
Energy	4.1
Utilities	3.2
Communication Services	2.2
Short-Term Investments	2.3

	100.0	%+

^	As a percentage of total investments.

+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2022, Small-Mid Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized depreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini Russell 2000 Index September Futures	13	9/22	$1,246,184	$1,198,990	$(47,194)
S&P MidCap 400 E-mini Index September Futures	1	9/22	262,020	243,030	(18,990)

					$(66,184)

At August 31, 2022, Small-Mid Cap Equity Fund had deposited cash of $152,996 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar
USD	— United States Dollar

See pages 304-305 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.0%

Australia — 3.6%
124,950	Allkem Ltd.*	$1,173,505
4,829	Ampol Ltd.	114,926
23,973	APA Group	181,104
12,245	Aristocrat Leisure Ltd.	297,230
3,933	ASX Ltd.	209,751
37,399	Aurizon Holdings Ltd.	94,994
60,762	Australia & New Zealand Banking Group Ltd.(a)	944,369
98,086	Bank of Queensland Ltd.(b)	469,648
491,109	Beach Energy Ltd.	578,004
103,843	BHP Group Ltd.	2,866,809
10,333	BlueScope Steel Ltd.	117,293
29,149	Brambles Ltd.	245,041
42,450	Charter Hall Group, REIT	388,421
16,136	Cochlear Ltd.	2,346,044
27,148	Coles Group Ltd.	324,639
35,109	Commonwealth Bank of Australia	2,328,582
11,193	Computershare Ltd.	187,692
35,338	CSL Ltd.	7,060,009
104,009	CSR Ltd.	319,625
21,853	Dexus, REIT	129,840
1,219	Domino’s Pizza Enterprises Ltd.	52,522
87,112	Elders Ltd.	687,578
27,833	Endeavour Group Ltd.	137,972
36,877	Evolution Mining Ltd.	60,069
34,407	Fortescue Metals Group Ltd.	431,008
34,162	Goodman Group, REIT	455,977
39,126	GPT Group (The), REIT	111,997
4,200	IDP Education Ltd.	82,554
119,132	Iluka Resources Ltd.	851,475
212,558	Incitec Pivot Ltd.	566,069
50,429	Insurance Australia Group Ltd.	159,606
16,229	JB Hi-Fi Ltd.	448,767
15,894	Lendlease Corp., Ltd.	110,780
49,319	Lottery Corp., Ltd. (The)*	148,136
25,993	Macquarie Group Ltd.	3,126,966
55,955	Medibank Pvt Ltd.	141,331
3,378	Mineral Resources Ltd.*	145,755
88,127	Mirvac Group, REIT	125,863
66,528	National Australia Bank Ltd.	1,383,966
18,088	Newcrest Mining Ltd.	218,588
305,460	Nine Entertainment Co. Holdings Ltd.	455,151
25,724	Northern Star Resources Ltd.	138,070
166,277	OceanaGold Corp.*	245,652
9,518	Orica Ltd.	100,308
35,784	Origin Energy Ltd.	153,802
105,443	Pendal Group Ltd.	372,536
19,358	Qantas Airways Ltd.*	69,864
30,017	QBE Insurance Group Ltd.	246,479
3,720	Ramsay Health Care Ltd.	181,823
1,247	REA Group Ltd.	107,428
4,386	Reece Ltd.	47,516
30,318	Rio Tinto Ltd.	1,949,401
65,374	Santos Ltd.	355,347
105,457	Scentre Group, REIT	210,494

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Australia — 3.6% — (continued)
6,927	SEEK Ltd.	$97,623
34,263	Seven Group Holdings Ltd.	432,663
217,416	Shopping Centres Australasia Property Group, REIT, Class Miscella Shares	403,960
9,260	Sonic Healthcare Ltd.	213,876
94,476	South32 Ltd.	266,245
49,002	Stockland, REIT	120,945
26,115	Suncorp Group Ltd.	193,606
51,940	Super Retail Group Ltd.	373,088
67,444	Technology One Ltd.	543,077
85,314	Telstra Corp., Ltd.	230,805
62,389	Transurban Group	592,475
14,938	Treasury Wine Estates Ltd.	134,179
83,483	Vicinity Centres, REIT	109,839
4,357	Washington H Soul Pattinson & Co., Ltd.	76,163
23,043	Wesfarmers Ltd.	737,689
71,135	Westpac Banking Corp.	1,044,921
2,942	WiseTech Global Ltd.	116,703
38,931	Woodside Energy Group Ltd.	917,360
24,625	Woolworths Group Ltd.	606,253

	Total Australia	41,669,846

Austria — 0.2%
66,596	Erste Group Bank AG	1,495,593
2,992	OMV AG	120,869
1,375	Verbund AG	131,474
2,335	Voestalpine AG	47,129

	Total Austria	1,795,065

Belgium — 0.5%
3,299	Ageas SA NV	133,803
17,648	Anheuser-Busch InBev SA/NV	852,073
538	D’ieteren Group	81,108
664	Elia Group SA/NV	96,537
2,065	Groupe Bruxelles Lambert SA	155,955
5,082	KBC Group NV	240,871
3,313	Proximus SADP	42,140
349	Sofina SA	69,689
1,504	Solvay SA	121,214
30,292	UCB SA	2,127,751
40,189	Umicore SA	1,276,033
3,216	Warehouses de Pauw CVA, REIT	97,804

	Total Belgium	5,294,978

Brazil — 0.1%
348,489	B3 SA – Brasil Bolsa Balcao	794,145

Canada — 3.5%
58,760	Alamos Gold Inc., Class A Shares	423,758
219,750	Alimentation Couche-Tard Inc.	9,444,991
87,890	ARC Resources Ltd.	1,213,453
25,352	ATS Automation Tooling Systems Inc.*	774,567
15,449	AutoCanada Inc.*(b)	350,239
12,854	Ballard Power Systems Inc.*	100,334
18,115	Boardwalk Real Estate Investment Trust(b)	666,302
15,045	BRP Inc.	1,043,635
118,939	Canadian National Railway Co.	14,146,961
25,492	Canfor Corp.*	500,269

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Canada — 3.5% — (continued)
58,901	Celestica Inc.*	$607,782
2,880	Colliers International Group Inc.(b)	335,538
7,866	Descartes Systems Group Inc. (The)*	554,211
75,236	Dundee Precious Metals Inc.	342,620
56,650	Element Fleet Management Corp.	713,544
36,398	Finning International Inc.(b)	784,422
102,839	Headwater Exploration Inc.*	469,105
15,363	Laurentian Bank of Canada	420,943
5,010	lululemon athletica Inc.*	1,502,800
9,764	Methanex Corp.	352,966
41,448	Parex Resources Inc.	663,155
13,584	Stella-Jones Inc.	413,680
5	Tilray Brands Inc.*	19
39,249	Toronto-Dominion Bank (The)	2,525,338
38,819	TransAlta Corp.(b)	364,496
70,441	Tricon Residential Inc.	735,442
18,889	Vermilion Energy Inc.	504,608
48,068	Whitecap Resources Inc.	350,311

	Total Canada	40,305,489

Chile — 0.1%
95,084	Antofagasta PLC	1,210,773

China — 0.5%
110,440	Alibaba Group Holding Ltd., ADR*	1,315,014
3,414,000	Beijing Capital International Airport Co., Ltd., Class H Shares*(c)	2,143,220
49,900	Tencent Holdings Ltd.	2,066,767

	Total China	5,525,001

Denmark — 2.8%
69	AP Moller – Maersk AS, Class A Shares	161,297
109	AP Moller – Maersk AS, Class B Shares	260,623
2,040	Carlsberg AS, Class B Shares	265,186
60,138	Chr Hansen Holding AS	3,503,956
42,083	Coloplast AS, Class B Shares	4,795,944
14,014	Danske Bank AS	187,437
1,952	Demant AS*	60,072
3,901	DSV AS	576,164
1,336	Genmab AS*	474,104
2,808	GN Store Nord AS	79,387
19,328	ISS AS*	339,028
9,913	Jyske Bank AS, Class Registered Shares*	495,387
117,242	Novo Nordisk AS, Class B Shares	12,522,879
75,974	Novozymes AS, Class B Shares	4,356,329
3,844	Orsted AS(d)	375,555
1,930	Pandora AS	116,154
172	Rockwool AS, Class B Shares	35,451
7,316	Tryg AS	165,370
126,618	Vestas Wind Systems AS	3,170,316

	Total Denmark	31,940,639

Finland — 0.8%
2,890	Elisa OYJ	154,610
9,507	Fortum OYJ	97,602
5,445	Kesko OYJ, Class B Shares	114,639
110,072	Kone OYJ, Class B Shares	4,407,205
8,596	Neste OYJ	423,863

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Finland — 0.8% — (continued)
109,948	Nokia OYJ	$552,387
69,928	Nordea Bank Abp, Class A Shares	647,811
2,135	Orion OYJ, Class B Shares	96,851
10,133	Sampo OYJ, Class A Shares	458,707
11,198	Stora Enso OYJ, Class R Shares	167,078
19,991	TietoEVRY OYJ	511,757
10,844	UPM-Kymmene OYJ	368,718
27,671	Valmet OYJ	700,685
9,444	Wartsila OYJ Abp	77,927

	Total Finland	8,779,840

France — 11.3%
3,440	Accor SA*	82,315
612	Aeroports de Paris*	83,996
95,406	Air Liquide SA	11,958,454
12,124	Airbus SE	1,189,408
316,965	Alstom SA	6,524,887
3,009	Amundi SA(d)	152,535
8,211	Arkema SA	694,484
359,862	AXA SA	8,491,307
817	BioMerieux	74,697
81,107	BNP Paribas SA	3,779,419
17,792	Bollore SE	85,259
4,685	Bouygues SA	137,741
5,967	Bureau Veritas SA	148,049
3,406	Capgemini SE	589,461
283,666	Carrefour SA	4,733,307
10,115	Cie de Saint-Gobain	408,649
13,784	Cie Generale des Etablissements Michelin SCA	335,049
959	Covivio, REIT	53,530
25,304	Credit Agricole SA	232,489
14,342	Criteo SA, ADR*	387,521
159,340	Danone SA	8,380,656
509	Dassault Aviation SA	69,909
122,551	Dassault Systemes SE	4,726,479
18,922	Edenred	957,629
12,417	Eiffage SA	1,093,810
11,195	Electricite de France SA	134,021
39,231	Elis SA	502,442
37,110	Engie SA	441,347
17,399	EssilorLuxottica SA	2,596,548
816	Eurazeo SE	48,728
21,382	Faurecia SE*	306,716
931	Gecina SA, REIT	82,882
9,026	Getlink SE	170,213
2,325	Hermes International	2,980,371
3,871	Ipsen SA	371,001
1,520	Kering SA	764,121
44,179	Klepierre SA, REIT*	905,750
15,367	La Francaise des Jeux SAEM(d)	499,138
22,563	Legrand SA	1,632,415
18,735	L’Oréal SA	6,432,766
14,889	LVMH Moët Hennessy Louis Vuitton SE	9,628,703
6,436	Nexans SA	587,963
16,787	Nexity SA	375,810
40,535	Orange SA	411,235

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

France — 11.3% — (continued)
24,531	Pernod Ricard SA	$4,506,013
4,635	Publicis Groupe SA	226,637
458	Remy Cointreau SA(e)	85,136
3,905	Renault SA*	111,581
38,910	Rexel SA	630,220
6,944	Safran SA	707,252
152,432	Sanofi	12,543,628
562	Sartorius Stedim Biotech	205,663
36,480	Schneider Electric SE	4,329,598
557	SEB SA	41,289
16,158	Societe Generale SA	357,571
1,789	Sodexo SA	137,200
3,996	SOITEC*	565,404
4,676	Sopra Steria Group SACA	647,015
28,303	SPIE SA	617,730
1,193	Teleperformance	340,144
2,232	Thales SA	269,141
193,178	TotalEnergies SE	9,808,024
1,865	Ubisoft Entertainment SA*	85,980
2,331	Unibail-Rodamco-Westfield, REIT*	119,746
86,178	Valeo	1,647,642
67,994	Vallourec SA*	706,041
13,506	Veolia Environnement SA	300,719
66,816	Vinci SA	6,183,744
14,640	Vivendi SE	132,892
575	Wendel SE	45,132
4,844	Worldline SA*(d)	207,164

	Total France	129,801,516

Germany — 6.8%
27,813	adidas AG	4,142,850
20,264	AIXTRON SE	474,968
8,375	Allianz SE, Class Registered Shares	1,416,406
6,515	Aurubis AG	395,330
18,976	BASF SE	802,113
135,428	Bayer AG, Class Registered Shares	7,157,763
43,794	Bayerische Motoren Werke AG	3,230,448
17,892	Bechtle AG	686,039
2,048	Beiersdorf AG	207,040
3,323	Brenntag SE	218,313
789	Carl Zeiss Meditec AG	98,368
22,913	Commerzbank AG*	152,546
2,225	Continental AG	128,512
3,915	Covestro AG(d)	118,462
54,036	Daimler Truck Holding AG*	1,385,648
3,529	Delivery Hero SE*(d)	147,092
5,952	Dermapharm Holding SE	276,141
41,992	Deutsche Bank AG, Class Registered Shares	350,899
3,860	Deutsche Boerse AG	652,837
12,027	Deutsche Lufthansa AG, Class Registered Shares*	71,542
60,365	Deutsche Pfandbriefbank AG(d)	520,749
20,509	Deutsche Post AG, Class Registered Shares	749,514
320,758	Deutsche Telekom AG, Class Registered Shares	6,054,934
45,616	E.ON SE	389,875
4,261	Evonik Industries AG	79,400
23,048	Freenet AG	502,379

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Germany — 6.8% — (continued)
4,167	Fresenius Medical Care AG & Co. KGaA	$143,138
8,511	Fresenius SE & Co. KGaA	210,688
19,782	GEA Group AG	689,601
7,897	Gerresheimer AG	413,375
1,223	Hannover Rueck SE	180,242
3,017	HeidelbergCement AG	136,736
3,624	HelloFresh SE*	86,849
2,101	Henkel AG & Co. KGaA	131,505
10,238	HUGO BOSS AG	559,467
120,269	Infineon Technologies AG	2,933,490
1,626	KION Group AG	64,920
12,582	Knorr-Bremse AG	610,505
10,801	Lanxess AG	364,027
1,446	LEG Immobilien SE	109,457
16,530	Mercedes-Benz Group AG, Class Registered Shares	931,798
36,506	Merck KGaA	6,282,258
1,101	MTU Aero Engines AG	194,586
2,907	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	694,814
1,101	Nemetschek SE	65,147
46,715	ProSiebenSat.1 Media SE	361,627
2,121	Puma SE	129,953
103	Rational AG	55,563
3,838	Rheinmetall AG	609,860
179,623	RWE AG	6,874,759
213,132	SAP SE	18,190,491
1,748	Scout24 SE(d)	100,932
41,428	Siemens AG, Class Registered Shares	4,204,991
8,971	Siemens Energy AG	132,182
5,960	Siemens Healthineers AG(d)	291,471
2,685	Symrise AG, Class A Shares	281,509
22,816	Telefonica Deutschland Holding AG	59,188
1,841	Uniper SE	9,972
16,423	United Internet AG, Class Registered Shares	371,850
5,134	VERBIO Vereinigte BioEnergie AG	330,257
600	Volkswagen AG	111,039
14,711	Vonovia SE	398,965
30,085	Zalando SE*(d)	697,159

	Total Germany	78,424,539

Gibraltar — 0.0%
148,723	888 Holdings PLC	212,652

Hong Kong — 3.0%
1,176,200	AIA Group Ltd.	11,342,999
45,600	ASMPT Ltd.	353,782
524,500	BOC Hong Kong Holdings Ltd.	1,805,919
34,900	Budweiser Brewing Co. APAC Ltd.(d)	102,546
43,000	Chow Tai Fook Jewellery Group Ltd.	86,703
40,500	CK Asset Holdings Ltd.	273,338
54,500	CK Hutchison Holdings Ltd.	351,697
14,500	CK Infrastructure Holdings Ltd.	88,212
521,000	CLP Holdings Ltd.	4,489,543
40,200	ESR Group Ltd.*(d)	112,580
1,177	Futu Holdings Ltd., ADR*	57,779
44,000	Galaxy Entertainment Group Ltd.	246,277
1,901,000	Hang Lung Properties Ltd.	3,164,085
15,500	Hang Seng Bank Ltd.	242,091

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Hong Kong — 3.0% — (continued)
28,894	Henderson Land Development Co., Ltd.	$96,605
58,000	HK Electric Investments & HK Electric Investments Ltd.	48,403
75,000	HKT Trust & HKT Ltd., Class Miscella Shares	100,608
239,380	Hong Kong & China Gas Co., Ltd.	236,067
54,819	Hong Kong Exchanges & Clearing Ltd.	2,207,321
23,200	Hongkong Land Holdings Ltd.	111,992
142,000	Hysan Development Co., Ltd.	400,395
73,800	Jardine Matheson Holdings Ltd.	3,907,854
42,900	Link REIT	331,946
357,500	LK Technology Holdings Ltd.(b)	522,894
31,500	MTR Corp., Ltd.	161,357
30,669	New World Development Co., Ltd.	99,680
1,231,000	Pacific Basin Shipping Ltd.	436,908
28,000	Power Assets Holdings Ltd.	167,492
68,646	Sino Land Co., Ltd.	100,407
27,000	SITC International Holdings Co., Ltd.	68,441
29,500	Sun Hung Kai Properties Ltd.	345,833
10,000	Swire Pacific Ltd., Class A Shares	69,016
25,600	Swire Properties Ltd.	59,050
121,500	Techtronic Industries Co., Ltd.	1,429,459
394,000	United Laboratories International Holdings Ltd. (The)	190,876
169,500	WH Group Ltd.(d)	115,459
34,000	Wharf Real Estate Investment Co., Ltd.	155,060
38,000	Xinyi Glass Holdings Ltd.	70,221

	Total Hong Kong	34,150,895

India — 0.2%
112,709	HDFC Bank Ltd.	2,078,975

Indonesia — 0.1%
2,664,600	Bank Central Asia Tbk PT	1,466,984

Ireland — 1.3%
2,643	AerCap Holdings NV*	116,424
136,063	Bank of Ireland Group PLC	838,520
15,564	CRH PLC	572,391
113,077	Dalata Hotel Group PLC*	395,994
2,002	DCC PLC	115,248
169,736	Experian PLC	5,158,443
3,390	Flutter Entertainment PLC*	425,595
46,626	Glanbia PLC	592,992
9,048	James Hardie Industries PLC, CDI	205,074
3,234	Kerry Group PLC, Class A Shares	333,363
3,205	Kingspan Group PLC	181,590
81,388	Ryanair Holdings PLC, ADR*	5,917,722
4,999	Smurfit Kappa Group PLC	167,848

	Total Ireland	15,021,204

Isle of Man — 0.0%
8,075	Playtech PLC*	41,949

Israel — 0.5%
854	Azrieli Group Ltd.	70,904
26,055	Bank Hapoalim BM	270,073
31,880	Bank Leumi Le-Israel BM	336,730
42,528	Bezeq The Israeli Telecommunication Corp., Ltd.*	719
2,091	Check Point Software Technologies Ltd.*	251,422
802	CyberArk Software Ltd.*	115,713

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Israel — 0.5% — (continued)
534	Elbit Systems Ltd.	$114,218
16,239	ICL Group Ltd.	155,692
16,867	Inmode Ltd.*	538,732
1	Isracard Ltd.	3
26,554	Israel Discount Bank Ltd., Class A Shares	162,208
3,343	Mizrahi Tefahot Bank Ltd.	135,889
1,385	Nice Ltd.*	298,608
7,031	Nice Ltd., ADR*(b)	1,500,204
35,172	Perion Network Ltd.*	719,267
14,234	Radware Ltd.*	305,462
22,417	Teva Pharmaceutical Industries Ltd., ADR*	202,650
2,358	Tower Semiconductor Ltd.*	110,897
1,245	Wix.com Ltd.*	78,796
1,813	ZIM Integrated Shipping Services Ltd.	65,431

	Total Israel	5,433,618

Italy — 3.1%
2,418	Amplifon SpA	63,061
22,487	Assicurazioni Generali SpA	330,332
10,067	Atlantia SpA	230,876
166,175	Banco BPM SpA	413,593
26,671	Buzzi Unicem SpA	447,660
10,355	Davide Campari-Milano NV	101,633
491	DiaSorin SpA	64,529
2,243,026	Enel SpA	10,565,612
52,556	Eni SpA	621,358
2,561	Ferrari NV	496,478
164,875	FinecoBank Banca Fineco SpA	1,787,154
6,762	Infrastrutture Wireless Italiane SpA(d)	62,870
1,159,753	Intesa Sanpaolo SpA	2,003,469
218,485	Iren SpA	329,232
39,704	Leonardo SpA	325,475
12,298	Mediobanca Banca di Credito Finanziario SpA	97,572
4,198	Moncler SpA	187,902
10,604	Nexi SpA*(d)	87,219
10,519	Poste Italiane SpA(d)	84,327
5,148	Prysmian SpA	157,834
63,244	Recordati Industria Chimica e Farmaceutica SpA	2,586,484
5,999	Reply SpA	708,739
40,885	Snam SpA	194,411
187,027	Telecom Italia SpA*	38,645
28,587	Terna – Rete Elettrica Nazionale	203,791
1,418,154	UniCredit SpA	13,935,283

	Total Italy	36,125,539

Japan — 16.3%
3,900	Advantest Corp.	221,473
13,300	Aeon Co., Ltd.	259,333
47,700	AEON Financial Service Co., Ltd.(b)	489,867
3,900	AGC Inc.	132,424
3,000	Aisin Corp.	89,041
9,500	Ajinomoto Co., Inc.	262,674
3,400	ANA Holdings Inc.*	65,407
9,300	Asahi Group Holdings Ltd.	311,405
4,400	Asahi Intecc Co., Ltd.	78,304
25,500	Asahi Kasei Corp.	186,488
30,000	ASKUL Corp.	397,459

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 16.3% — (continued)
38,800	Astellas Pharma Inc.	$551,747
2,500	Azbil Corp.	71,383
4,100	Bandai Namco Holdings Inc.	307,541
2,200	BayCurrent Consulting Inc.(b)	649,557
91,400	Bridgestone Corp.	3,499,776
4,700	Brother Industries Ltd.	89,887
20,300	Canon Inc.	485,683
3,500	Capcom Co., Ltd.	95,601
2,900	Central Japan Railway Co.	341,781
11,200	Chiba Bank Ltd. (The)	60,396
13,100	Chubu Electric Power Co., Inc.	133,033
13,600	Chugai Pharmaceutical Co., Ltd.	350,634
30,100	CKD Corp.	396,469
21,900	Concordia Financial Group Ltd.	69,399
9,300	CyberAgent Inc.	90,817
4,500	Dai Nippon Printing Co., Ltd.	94,519
2,000	Daifuku Co., Ltd.	116,460
12,300	Daihen Corp.	365,055
20,400	Dai-ichi Life Holdings Inc.	352,318
36,100	Daiichi Sankyo Co., Ltd.	1,081,163
48,300	Daikin Industries Ltd.	8,426,827
1,300	Daito Trust Construction Co., Ltd.	127,694
12,200	Daiwa House Industry Co., Ltd.	273,498
44	Daiwa House REIT Investment Corp., Class A Shares	101,764
27,600	Daiwa Securities Group Inc.	120,372
8,800	Denso Corp.	479,360
4,500	Dentsu Group Inc.	144,952
9,400	Disco Corp.	2,293,803
25,700	DMG Mori Co., Ltd.	334,699
6,100	East Japan Railway Co.	316,339
8,700	Ebara Corp.	329,649
28,500	Eiken Chemical Co., Ltd.	389,424
5,200	Eisai Co., Ltd.	211,883
62,350	ENEOS Holdings Inc.	236,024
67,300	FANUC Corp.	10,808,826
1,200	Fast Retailing Co., Ltd.	700,617
2,600	Fuji Electric Co., Ltd.	112,429
8,500	Fuji Soft Inc.	497,848
7,300	FUJIFILM Holdings Corp.	370,684
71,800	Fujikura Ltd.	508,771
4,000	Fujitsu Ltd.	472,840
20,900	FULLCAST Holdings Co., Ltd.	365,108
1,100	Fuyo General Lease Co., Ltd.	64,939
84	GLP J-REIT	102,431
900	GMO Payment Gateway Inc.	71,872
21,000	GungHo Online Entertainment Inc.	348,898
24,800	H.U. Group Holdings Inc.	503,878
4,700	Hakuhodo DY Holdings Inc.	41,970
3,100	Hamamatsu Photonics KK	131,716
4,700	Hankyu Hanshin Holdings Inc.	140,802
500	Hikari Tsushin Inc.	63,256
645	Hirose Electric Co., Ltd.	91,615
2,300	Hitachi Construction Machinery Co., Ltd.	47,219
19,700	Hitachi Ltd.	986,478
4,300	Hitachi Metals Ltd.*	64,663
33,700	Honda Motor Co., Ltd.	893,873

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 16.3% — (continued)
2,200	Hoshizaki Corp.	$65,400
52,800	Hoya Corp.	5,363,449
7,800	Hulic Co., Ltd.	59,182
2,100	Ibiden Co., Ltd.	66,920
4,237	Idemitsu Kosan Co., Ltd.	112,081
2,600	Iida Group Holdings Co., Ltd.	39,608
64,900	INFRONEER Holdings Inc.	463,030
21,100	Inpex Corp.	245,982
27,400	Internet Initiative Japan Inc.	990,164
1,128	Invincible Investment Corp., REIT	347,430
11,900	Isuzu Motors Ltd.	147,042
1,200	Ito En Ltd.	52,714
24,200	ITOCHU Corp.	664,340
2,000	Itochu Techno-Solutions Corp.	50,518
2,800	Japan Airlines Co., Ltd.*	51,545
10,100	Japan Exchange Group Inc.	150,417
141	Japan Metropolitan Fund Invest, REIT	111,927
8,400	Japan Post Bank Co., Ltd.	61,174
49,800	Japan Post Holdings Co., Ltd.	343,627
4,200	Japan Post Insurance Co., Ltd.	64,345
25	Japan Real Estate Investment Corp., REIT	115,925
24,400	Japan Tobacco Inc.	413,576
9,100	Jeol Ltd.	365,838
10,200	JFE Holdings Inc.	109,596
7,000	JGC Holdings Corp.	93,967
3,700	JSR Corp.	82,516
8,600	Kajima Corp.	90,536
2,700	Kakaku.com Inc.	49,771
15,200	Kaneka Corp.	408,308
14,600	Kansai Electric Power Co., Inc. (The)	141,499
9,700	Kao Corp.	420,727
81,700	KDDI Corp.	2,510,539
2,100	Keio Corp.	79,965
2,500	Keisei Electric Railway Co., Ltd.	69,749
75	Kenedix Office Investment Corp., REIT, Class A Shares	387,895
22,300	Keyence Corp.	8,395,504
2,900	Kikkoman Corp.	177,350
3,500	Kintetsu Group Holdings Co., Ltd.	118,890
16,700	Kirin Holdings Co., Ltd.	274,930
1,100	Kobayashi Pharmaceutical Co., Ltd.	62,566
2,800	Kobe Bussan Co., Ltd.	71,445
1,400	Koei Tecmo Holdings Co., Ltd.	46,955
2,100	Koito Manufacturing Co., Ltd.	71,652
18,800	Komatsu Ltd.	393,542
18,400	Komeri Co., Ltd.	345,748
1,900	Konami Group Corp.	96,266
800	Kose Corp.	75,565
106,200	Kubota Corp.	1,650,260
12,200	Kumagai Gumi Co., Ltd.	233,355
2,000	Kurita Water Industries Ltd.	77,926
6,500	Kyocera Corp.	361,038
5,300	Kyowa Kirin Co., Ltd.	118,928
1,600	Lasertec Corp.	220,555
6,200	Lixil Corp.	107,892
9,200	M3 Inc.	295,375
85,200	Makita Corp.	2,007,652

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 16.3% — (continued)
31,800	Marubeni Corp.	$329,604
11,400	Mazda Motor Corp.	100,209
1,900	McDonald’s Holdings Co. Japan Ltd.	67,913
2,500	MEIJI Holdings Co., Ltd.	119,229
7,100	MINEBEA MITSUMI Inc.	122,090
175,500	MISUMI Group Inc.	4,309,502
25,800	Mitsubishi Chemical Group Corp.	135,522
25,700	Mitsubishi Corp.	838,964
39,300	Mitsubishi Electric Corp.	398,095
23,700	Mitsubishi Estate Co., Ltd.	319,136
13,900	Mitsubishi HC Capital Inc.	67,389
6,700	Mitsubishi Heavy Industries Ltd.	257,918
248,300	Mitsubishi UFJ Financial Group Inc.	1,284,531
28,400	Mitsui & Co., Ltd.(b)	663,055
3,700	Mitsui Chemicals Inc.	83,047
18,500	Mitsui Fudosan Co., Ltd.	373,636
6,900	Mitsui OSK Lines Ltd.(b)	180,427
48,990	Mizuho Financial Group Inc.	560,421
4,800	MonotaRO Co., Ltd.	86,281
9,000	Morinaga Milk Industry Co., Ltd.	275,099
9,000	MS&AD Insurance Group Holdings Inc.	269,196
195,500	Murata Manufacturing Co., Ltd.	10,546,829
63,800	Nabtesco Corp.	1,513,058
4,900	NEC Corp.	178,818
28,200	NEC Networks & System Integration Corp.	351,737
10,000	Nexon Co., Ltd.	199,500
17,900	Nextage Co., Ltd.	389,975
5,200	NGK Insulators Ltd.	74,179
23,000	Nichicon Corp.	242,161
9,100	Nidec Corp.	605,188
6,900	Nihon M&A Center Holdings Inc.	85,435
2,300	Nintendo Co., Ltd.	938,896
86	Nippon Accommodations Fund Inc., REIT, Class A Shares	422,113
31	Nippon Building Fund Inc., REIT	154,548
33,600	Nippon Electric Glass Co., Ltd.	634,100
1,600	Nippon Express Holdings Inc.	88,183
16,500	Nippon Paint Holdings Co., Ltd.	127,643
42	Nippon Prologis REIT Inc.	105,718
3,200	Nippon Sanso Holdings Corp.	58,205
1,100	Nippon Shinyaku Co., Ltd.	60,067
16,400	Nippon Steel Corp.	258,987
112,300	Nippon Suisan Kaisha Ltd.	459,764
24,300	Nippon Telegraph & Telephone Corp.	658,307
3,300	Nippon Yusen KK	252,219
2,500	Nissan Chemical Corp.	125,922
47,200	Nissan Motor Co., Ltd.	185,125
4,100	Nisshin Seifun Group Inc.	46,208
1,300	Nissin Foods Holdings Co., Ltd.	93,014
1,600	Nitori Holdings Co., Ltd.	153,391
2,900	Nitto Denko Corp.	178,596
59,100	Nomura Holdings Inc.	214,219
2,700	Nomura Real Estate Holdings Inc.	66,161
86	Nomura Real Estate Master Fund Inc., REIT	105,155
6,880	Nomura Research Institute Ltd.	186,093
117,600	North Pacific Bank Ltd.	194,559
12,700	NTT Data Corp.	178,822

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 16.3% — (continued)
13,100	Obayashi Corp.	$90,626
16,500	Obic Co., Ltd.	2,451,077
5,700	Odakyu Electric Railway Co., Ltd.	77,967
16,300	Oji Holdings Corp.	65,007
25,100	Olympus Corp.	540,845
3,900	Omron Corp.	205,186
7,500	Ono Pharmaceutical Co., Ltd.	179,047
15,100	Open House Group Co., Ltd.(b)	592,053
800	Oracle Corp. Japan	47,786
4,100	Oriental Land Co., Ltd.	610,953
24,300	ORIX Corp.	400,342
7,800	Osaka Gas Co., Ltd.	131,142
2,300	Otsuka Corp.	74,531
7,900	Otsuka Holdings Co., Ltd.	258,051
38,900	Outsourcing Inc.	337,427
7,500	Pan Pacific International Holdings Corp.	134,186
44,900	Panasonic Holdings Corp.	363,457
3,600	Persol Holdings Co., Ltd.	72,060
16,600	Rakuten Group Inc.	80,197
83,300	Recruit Holdings Co., Ltd.	2,653,041
23,700	Renesas Electronics Corp.*	223,117
83,300	Rengo Co., Ltd.	491,243
46,600	Resona Holdings Inc.	171,299
26,800	Resorttrust Inc.(b)	430,632
11,700	Ricoh Co., Ltd.	91,947
1,800	Rohm Co., Ltd.	134,908
13,600	Sankyo Co., Ltd.	398,770
11,200	Sankyu Inc.	345,010
43,600	Sanwa Holdings Corp.	431,102
11,800	Sawai Group Holdings Co., Ltd.	348,154
4,800	SBI Holdings Inc.	94,216
3,400	SCSK Corp.	55,555
4,300	Secom Co., Ltd.	275,418
5,600	Seiko Epson Corp.	87,925
116,500	Sekisui Chemical Co., Ltd.	1,588,361
12,600	Sekisui House Ltd.	214,647
15,700	Seven & i Holdings Co., Ltd.	622,338
5,900	SG Holdings Co., Ltd.	97,839
5,000	Sharp Corp.	35,752
65,500	Shimadzu Corp.	1,919,581
5,600	Shimamura Co., Ltd.	508,437
1,600	Shimano Inc.	282,501
10,400	Shimizu Corp.	57,002
40,400	Shin-Etsu Chemical Co., Ltd.	4,696,315
36,100	Shinko Electric Industries Co., Ltd.(b)	1,007,788
5,400	Shionogi & Co., Ltd.	262,731
8,400	Shiseido Co., Ltd.	317,990
9,400	Shizuoka Bank Ltd. (The)	54,373
15,600	SMC Corp.	7,404,481
58,400	Softbank Corp.	641,043
24,900	SoftBank Group Corp.	983,747
6,600	Sompo Holdings Inc.	283,061
75,300	Sony Group Corp.	5,973,553
1,700	Square Enix Holdings Co., Ltd.	73,970
17,900	Starts Corp., Inc.	344,054
12,500	Subaru Corp.	227,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 16.3% — (continued)
7,700	SUMCO Corp.	$104,797
30,300	Sumitomo Chemical Co., Ltd.	119,425
23,700	Sumitomo Corp.	332,913
14,500	Sumitomo Electric Industries Ltd.	165,692
33,400	Sumitomo Forestry Co., Ltd.	565,726
5,100	Sumitomo Metal Mining Co., Ltd.	160,203
163,090	Sumitomo Mitsui Financial Group Inc.	4,911,924
6,900	Sumitomo Mitsui Trust Holdings Inc.	214,841
6,300	Sumitomo Realty & Development Co., Ltd.	154,195
2,800	Suntory Beverage & Food Ltd.	102,466
14,800	Suzuken Co., Ltd.	354,007
7,500	Suzuki Motor Corp.	261,310
75,900	Sysmex Corp.	4,626,700
11,100	T&D Holdings Inc.	121,283
3,900	Taisei Corp.	118,227
7,200	Taiyo Yuden Co., Ltd.	223,058
313,154	Takeda Pharmaceutical Co., Ltd.	8,653,418
21,600	Takeuchi Manufacturing Co., Ltd.	409,039
7,900	TDK Corp.	276,626
18,700	TechnoPro Holdings Inc.	420,383
76,100	Terumo Corp.	2,448,287
4,400	TIS Inc.	126,112
3,800	Tobu Railway Co., Ltd.	89,800
2,300	Toho Co., Ltd.	87,467
43,500	Tokio Marine Holdings Inc.	2,435,506
30,900	Tokyo Electric Power Co. Holdings Inc.*	120,527
5,900	Tokyo Electron Ltd.	1,852,129
8,600	Tokyo Gas Co., Ltd.	161,078
10,900	Tokyo Ohka Kogyo Co., Ltd.	534,961
11,900	Tokyo Seimitsu Co., Ltd.	398,062
30,000	Tokyo Tatemono Co., Ltd.	449,764
9,000	Tokyotokeiba Co., Ltd.	272,673
11,600	Tokyu Corp.	137,936
5,300	Toppan Inc.	83,189
28,200	Toray Industries Inc.	161,599
7,900	Toshiba Corp.	292,355
5,300	Tosoh Corp.	68,682
2,800	TOTO Ltd.	96,594
44,700	Toyo Tire Corp.	540,611
3,000	Toyota Industries Corp.	167,877
438,400	Toyota Motor Corp.	6,544,453
4,300	Toyota Tsusho Corp.	150,076
2,800	Trend Micro Inc.	172,628
8,400	Unicharm Corp.	292,075
36,200	Ushio Inc.	440,275
4,300	USS Co., Ltd.	76,008
7,200	Valor Holdings Co., Ltd.	91,779
2,000	Welcia Holdings Co., Ltd.	41,890
12,700	West Holdings Corp.(b)	401,934
4,700	West Japan Railway Co.	182,893
2,600	Yakult Honsha Co., Ltd.	153,617
2,700	Yamaha Corp.	105,085
6,000	Yamaha Motor Co., Ltd.	124,518
5,700	Yamato Holdings Co., Ltd.	88,939
4,800	Yaskawa Electric Corp.	156,532
4,600	Yokogawa Electric Corp.	80,522

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 16.3% — (continued)
54,000	Z Holdings Corp.	$159,686
10,800	Zenkoku Hosho Co., Ltd.	356,926
28,600	Zeon Corp.	273,910
2,600	ZOZO Inc.	57,709

	Total Japan	187,156,708

Jordan — 0.0%
3,493	Hikma Pharmaceuticals PLC	53,244

Luxembourg — 0.0%
10,799	ArcelorMittal SA	256,339
20,103	Aroundtown SA	58,572
2,734	Eurofins Scientific SE	189,382
9,992	Tenaris SA	137,052

	Total Luxembourg	641,345

Macau — 0.6%
2,876,400	Sands China Ltd.*	6,440,914

Netherlands — 4.3%
39,986	Aalberts NV	1,464,453
8,494	ABN AMRO Bank NV, Dutch Certificate, GDR(d)	81,466
1,231	Adyen NV*(d)	1,894,509
36,376	Aegon NV	162,427
136,373	Akzo Nobel NV	8,633,252
1,129	Argenx SE*	425,446
2,451	Argenx SE, ADR*	926,159
932	ASM International NV	252,825
25,347	ASML Holding NV	12,289,164
19,701	ASR Nederland NV	803,866
6,837	BE Semiconductor Industries NV	323,232
7,794	Euronext NV(d)	576,459
2,192	EXOR NV	131,911
53,189	Fugro NV*	677,458
2,048	Heineken Holding NV	145,162
5,266	Heineken NV	474,679
3,439	IMCD NV	474,932
840,543	ING Groep NV	7,366,504
2,158	JDE Peet’s NV	66,591
3,975	Just Eat Takeaway.com NV*(d)	66,516
21,247	Koninklijke Ahold Delhaize NV	584,503
3,644	Koninklijke DSM NV	465,062
67,116	Koninklijke KPN NV	213,437
285,855	Koninklijke Philips NV	4,761,974
5,929	NN Group NV	243,055
13,821	OCI NV	519,712
17,069	Prosus NV*	1,056,347
4,884	QIAGEN NV*	221,932
2,429	Randstad NV	113,177
21,958	Signify NV(d)	624,372
46,592	Stellantis NV	621,032
93,162	Universal Music Group NV	1,847,673
5,334	Wolters Kluwer NV	521,573

	Total Netherlands	49,030,860

New Zealand — 0.1%
25,351	Auckland International Airport Ltd.*	116,895
12,619	Fisher & Paykel Healthcare Corp., Ltd.	150,998

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

New Zealand — 0.1% — (continued)
13,318	Mercury NZ Ltd.	$47,151
25,777	Meridian Energy Ltd.	78,626
37,569	Spark New Zealand Ltd.	124,121
2,667	Xero Ltd.*	157,776

	Total New Zealand	675,567

Norway — 0.7%
4,972	Adevinta ASA, Class B Shares*	40,256
6,437	Aker BP ASA	225,238
111,778	DNB Bank ASA	2,131,920
99,989	Equinor ASA	3,865,727
4,064	Gjensidige Forsikring ASA	82,409
1,933	Kongsberg Gruppen ASA	65,920
8,405	Mowi ASA	172,396
27,324	Norsk Hydro ASA	187,716
15,036	Orkla ASA	126,084
1,273	Salmar ASA	84,330
37,530	Sparebanken Vest	333,971
14,217	Telenor ASA	155,784
3,380	Yara International ASA	143,026

	Total Norway	7,614,777

Portugal — 0.0%
56,402	EDP — Energias de Portugal SA	269,682
10,184	Galp Energia SGPS SA	110,117
5,698	Jeronimo Martins SGPS SA	126,323

	Total Portugal	506,122

Singapore — 0.9%
2,182,158	Ascendas Real Estate Investment Trust, REIT	4,396,811
109,850	CapitaLand Integrated Commercial Trust, REIT	162,592
52,900	Capitaland Investment Ltd.	139,332
7,100	City Developments Ltd.	41,212
36,800	DBS Group Holdings Ltd.	856,421
620,500	Frasers Logistics & Commercial Trust, REIT	602,476
124,700	Genting Singapore Ltd.	69,053
28,339	Grab Holdings Ltd., Class A Shares*	80,766
29,600	Keppel Corp., Ltd.	153,577
63,929	Mapletree Logistics Trust, REIT	76,275
45,500	Mapletree Pan Asia Commercial Trust, REIT	59,828
68,800	Oversea-Chinese Banking Corp., Ltd.	594,061
7,498	Sea Ltd., ADR*	464,876
344,500	Sembcorp Industries Ltd.	833,705
27,850	Singapore Airlines Ltd.*	105,787
17,400	Singapore Exchange Ltd.	117,977
31,700	Singapore Technologies Engineering Ltd.	84,467
174,700	Singapore Telecommunications Ltd.	326,932
24,003	United Overseas Bank Ltd.	468,480
9,271	UOL Group Ltd.	45,873
5,700	Venture Corp., Ltd.	74,410
40,200	Wilmar International Ltd.	116,006

	Total Singapore	9,870,917

South Korea — 1.9%
3,809	Cosmax Inc.(b)	177,109
6,470	Coway Co., Ltd.(b)	306,311
20,631	Daeduck Electronics Co., Ltd.	452,269

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

South Korea — 1.9% — (continued)
2,843	Daewoong Pharmaceutical Co., Ltd.(b)	$369,610
5,439	Dentium Co., Ltd.	351,509
11,599	JYP Entertainment Corp.	523,288
1,369	KCC Corp.	297,828
3,546	LEENO Industrial Inc.	375,937
2,314	LG Innotek Co., Ltd.(b)	589,153
3,679	Lotte Chilsung Beverage Co., Ltd.	421,554
7,596	LOTTE Fine Chemical Co., Ltd.(b)	396,099
5,301	LX Semicon Co., Ltd.(b)	372,279
5,061	Osstem Implant Co., Ltd.(a)(b)	482,773
257,460	Samsung Electronics Co., Ltd.	11,360,073
35,209	Samsung Engineering Co., Ltd.*	609,825
4,407	Samsung SDI Co., Ltd.	1,944,134
42,566	SK Hynix Inc.	2,986,804
9,598	Youngone Corp.(b)	316,082

	Total South Korea	22,332,637

Spain — 3.7%
534	Acciona SA	104,420
55,563	Acerinox SA	502,181
5,260	ACS Actividades de Construccion y Servicios SA	117,128
44,042	Aena SME SA*(d)	5,398,512
178,270	Amadeus IT Group SA*	9,404,462
48,356	Applus Services SA	323,046
438,009	Banco Bilbao Vizcaya Argentaria SA	1,961,349
357,183	Banco Santander SA	865,494
134,433	Bankinter SA	688,080
630,836	CaixaBank SA	1,900,454
11,042	Cellnex Telecom SA(d)	428,808
27,431	Cia de Distribucion Integral Logista Holdings SA	532,895
11,793	Corp. ACCIONA Energias Renovables SA	489,950
5,855	EDP Renovaveis SA	141,866
3,916	Enagas SA	71,466
6,453	Endesa SA	110,653
9,800	Ferrovial SA	245,093
6,061	Grifols SA*	73,037
837,037	Iberdrola SA	8,709,224
383,609	Industria de Diseno Textil SA	8,277,290
12,687	Laboratorios Farmaceuticos Rovi SA	622,791
45,429	Merlin Properties Socimi SA, REIT	414,994
3,145	Naturgy Energy Group SA	86,586
6,811	Red Electrica Corp. SA	124,483
29,482	Repsol SA	383,423
4,786	Siemens Gamesa Renewable Energy SA*	86,041
112,274	Telefonica SA	463,540

	Total Spain	42,527,266

Sweden — 1.7%
5,860	Alfa Laval AB	156,369
20,970	eAlleima AB*(a)(e)	84,158
20,364	Assa Abloy AB, Class B Shares	412,653
54,575	Atlas Copco AB, Class A Shares	554,336
32,973	Atlas Copco AB, Class B Shares	299,853
5,557	Boliden AB	178,121
20,438	Cibus Nordic Real Estate AB	325,807
44,626	Dometic Group AB(d)	253,824

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Sweden — 1.7% — (continued)
4,351	Electrolux AB, Class B Shares	$55,111
14,800	Embracer Group AB, Class B Shares*(b)	92,159
13,390	Epiroc AB, Class A Shares	204,944
7,883	Epiroc AB, Class B Shares	107,312
6,127	EQT AB	136,744
12,374	Essity AB, Class B Shares	274,493
3,715	Evolution AB(d)	297,488
14,280	Fastighets AB Balder, Class B Shares*	78,872
4,527	Getinge AB, Class B Shares	83,950
15,733	H & M Hennes & Mauritz AB, Class B Shares	163,526
39,547	Hexagon AB, Class B Shares	403,977
2,028	Holmen AB, Class B Shares	87,000
7,955	Husqvarna AB, Class B Shares	53,506
2,687	Industrivarden AB, Class A Shares	59,516
3,249	Industrivarden AB, Class C Shares	71,252
5,906	Indutrade AB	109,408
19,003	Intrum AB	341,600
2,979	Investment AB Latour, Class B Shares	58,762
10,133	Investor AB, Class A Shares	168,200
37,018	Investor AB, Class B Shares	582,587
4,673	Kinnevik AB, Class B Shares*	66,352
1,529	L E Lundbergforetagen AB, Class B Shares	63,063
4,608	Lifco AB, Class B Shares	71,668
63,004	Nibe Industrier AB, Class B Shares	590,129
9,525	Saab AB, Class B Shares	318,243
4,115	Sagax AB, Class B Shares	88,712
104,853	Sandvik AB	1,637,062
6,301	Securitas AB, Class B Shares	55,086
33,067	Skandinaviska Enskilda Banken AB, Class A Shares	329,873
6,819	Skanska AB, Class B Shares	100,719
7,690	SKF AB, Class B Shares	115,454
12,310	Svenska Cellulosa AB SCA, Class B Shares	184,625
263,836	Svenska Handelsbanken AB, Class A Shares	2,160,526
418,984	Swedbank AB, Class A Shares	5,415,769
32,102	Swedish Match AB	322,257
3,652	Swedish Orphan Biovitrum AB*	80,557
11,445	Tele2 AB, Class B Shares	121,819
59,303	Telefonaktiebolaget LM Ericsson, Class B Shares	443,129
54,010	Telia Co. AB	189,960
22,521	Trelleborg AB, Class B Shares	468,567
34,206	Truecaller AB, Class B Shares*	180,716
4,029	Volvo AB, Class A Shares	67,125
30,660	Volvo AB, Class B Shares	485,609
12,884	Volvo Car AB, Class B Shares*(b)	78,300
47,377	Wihlborgs Fastigheter AB	339,935

	Total Sweden	19,670,783

Switzerland — 9.1%
33,372	ABB Ltd., Class Registered Shares	920,259
3,501	Adecco Group AG, Class Registered Shares	110,630
27,458	Alcon Inc.	1,804,901
625	Bachem Holding AG, Class B Shares	43,177
953	Baloise Holding AG, Class Registered Shares	137,479
72	Barry Callebaut AG, Class Registered Shares	147,206
1,765	Bucher Industries AG, Class Registered Shares	629,072
131	Chocoladefabriken Lindt & Spruengli AG	1,384,730

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Switzerland — 9.1% — (continued)
2	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	$217,788
22,164	Cie Financiere Richemont SA, Class Registered Shares	2,475,254
4,341	Clariant AG, Class Registered Shares*	80,128
18,551	Coca-Cola HBC AG	423,965
81,435	Credit Suisse Group AG, Class Registered Shares	420,469
140	EMS-Chemie Holding AG, Class Registered Shares	98,025
262	Forbo Holding AG, Class Registered Shares	327,490
9,717	Galenica AG(d)	683,383
729	Geberit AG, Class Registered Shares	336,420
188	Givaudan SA, Class Registered Shares	598,809
203,479	Glencore PLC	1,113,227
11,263	Holcim AG*	500,653
17,249	Julius Baer Group Ltd.	832,049
17,090	Kuehne + Nagel International AG, Class Registered Shares	3,942,278
3,517	Logitech International SA, Class Registered Shares(b)	174,732
11,905	Lonza Group AG, Class Registered Shares	6,329,828
151,234	Nestlé SA, Class Registered Shares	17,712,811
202,675	Novartis AG, Class Registered Shares	16,354,603
47,187	OC Oerlikon Corp. AG, Class Registered Shares	344,529
461	Partners Group Holding AG	443,749
7,673	PSP Swiss Property AG, Class Registered Shares	868,259
76,905	Roche Holding AG	24,803,933
812	Schindler Holding AG	141,138
508	Schindler Holding AG, Class Registered Shares	85,639
1,339	SGS SA, Class Registered Shares	2,947,268
733	Siegfried Holding AG, Class Registered Shares*	585,328
6,270	SIG Group AG*	147,416
6,846	Sika AG, Class Registered Shares	1,532,380
1,091	Sonova Holding AG, Class Registered Shares	287,621
13,886	STMicroelectronics NV	483,184
2,264	Straumann Holding AG, Class Registered Shares	248,051
6,999	Sulzer AG, Class Registered Shares	416,695
585	Swatch Group AG (The)	141,946
1,130	Swatch Group AG (The), Class Registered Shares	51,517
639	Swiss Life Holding AG, Class Registered Shares	333,914
1,556	Swiss Prime Site AG, Class Registered Shares	134,018
6,128	Swiss Re AG	476,383
526	Swisscom AG, Class Registered Shares	272,026
3,645	Swissquote Group Holding SA, Class Registered Shares	403,563
1,304	Tecan Group AG, Class Registered Shares	478,352
1,291	Temenos AG, Class Registered Shares	105,656
72,500	UBS Group AG, Class Registered Shares	1,145,228
11,238	VAT Group AG(d)	2,680,133
9,118	Vontobel Holding AG, Class Registered Shares	560,711
15,269	Zurich Insurance Group AG	6,763,931

	Total Switzerland	104,681,934

Taiwan — 0.6%
124,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,029,620
57,900	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,825,965

	Total Taiwan	6,855,585

United Kingdom — 17.5%
20,338	3i Group PLC	285,760
31,683	Abcam PLC*	469,680
49,458	Abrdn PLC	83,863
3,652	Admiral Group PLC	89,876

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 17.5% — (continued)
260,973	Airtel Africa PLC(d)	$400,812
25,827	Anglo American PLC	829,403
9,038	Ashtead Group PLC	443,910
7,157	Associated British Foods PLC	126,319
130,604	AstraZeneca PLC	16,161,358
13,483	Atlantica Sustainable Infrastructure PLC(b)	450,602
19,338	Auto Trader Group PLC(d)	145,820
2,424	AVEVA Group PLC	78,746
57,483	Aviva PLC	278,405
63,929	BAE Systems PLC	576,076
372,430	Balfour Beatty PLC	1,362,414
3,889,128	Barclays PLC	7,415,282
22,459	Barratt Developments PLC	111,215
2,277	Berkeley Group Holdings PLC	96,347
1,067,002	BP PLC	5,447,188
163,206	British American Tobacco PLC	6,537,128
17,715	British Land Co. PLC (The), REIT	88,318
141,178	BT Group PLC	247,004
49,288	Bunzl PLC	1,635,174
96,370	Burberry Group PLC	1,951,552
20,791	CNH Industrial NV	252,835
4,172	Coca-Cola Europacific Partners PLC	205,137
629,889	Compass Group PLC	13,546,987
26,506	Computacenter PLC	759,805
10,373	Cranswick PLC	371,064
2,835	Croda International PLC	220,875
23,659	CVS Group PLC	498,819
204,307	Diageo PLC	8,917,965
55,555	Drax Group PLC	410,002
22,278	Endeavour Mining PLC(b)	433,633
11,919	Entain PLC	175,697
4,564	Ferguson PLC	528,024
23,729	Future PLC	428,152
400,603	GSK PLC	6,416,660
304,507	Haleon PLC*	915,632
7,714	Halma PLC	185,507
103,558	Harbour Energy PLC	573,117
6,719	Hargreaves Lansdown PLC	63,509
924,258	HSBC Holdings PLC	5,686,496
52,767	IG Group Holdings PLC	501,269
32,749	IMI PLC	436,217
18,345	Imperial Brands PLC	403,049
68,249	Inchcape PLC	601,538
30,822	Informa PLC	195,421
3,739	InterContinental Hotels Group PLC	202,699
3,472	Intertek Group PLC	159,433
35,162	J Sainsbury PLC	83,022
51,895	JD Sports Fashion PLC	67,933
3,894	Johnson Matthey PLC	90,965
531,743	Kingfisher PLC	1,427,048
14,312	Land Securities Group PLC, REIT	107,819
121,306	Legal & General Group PLC	354,121
1,442,399	Lloyds Banking Group PLC	731,832
6,838	London Stock Exchange Group PLC	641,992
193,236	LondonMetric Property PLC, REIT	487,585
52,824	M&G PLC	119,723

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 17.5% — (continued)
155,221	Man Group PLC	$439,346
262,483	Marks & Spencer Group PLC*	371,112
88,838	Melrose Industries PLC	140,179
52,051	Micro Focus International PLC	312,317
9,837	Mondi PLC	166,646
296,745	National Grid PLC	3,711,411
115,594	NatWest Group PLC	330,464
2,687	Next PLC	180,782
12,026	Ocado Group PLC*	101,194
108,125	OSB Group PLC	689,680
13,847	Pearson PLC	138,694
6,435	Persimmon PLC	110,085
96,125	Pets at Home Group PLC	353,576
15,373	Phoenix Group Holdings PLC	107,423
1,480,439	Prudential PLC	15,476,369
192,976	Reckitt Benckiser Group PLC	14,871,876
91,791	Redrow PLC	538,049
407,676	RELX PLC	10,676,249
37,778	Rentokil Initial PLC	228,120
82,576	Rio Tinto PLC	4,558,792
13,290,224	Rolls-Royce Holdings PLC*	11,854,459
50,241	RS GROUP PLC	633,089
59,689	Safestore Holdings PLC, REIT	763,415
21,219	Sage Group PLC (The)	175,733
30,621	Savills PLC	335,973
2,501	Schroders PLC	77,792
25,277	Segro PLC, REIT	275,985
334,497	Serco Group PLC	678,886
5,060	Severn Trent PLC	163,690
404,990	Shell PLC	10,721,934
150,098	Smith & Nephew PLC	1,765,767
8,018	Smiths Group PLC	138,365
1,495	Spirax-Sarco Engineering PLC	182,237
151,151	Spirent Communications PLC	452,480
21,656	SSE PLC	412,974
10,806	St. James’s Place PLC	138,195
52,974	Standard Chartered PLC	367,464
46,256	Tate & Lyle PLC	409,551
72,065	Taylor Wimpey PLC	90,306
861,350	Tesco PLC	2,486,377
148,249	Tritax Big Box REIT PLC	286,030
313,801	Unilever PLC	14,244,997
13,844	United Utilities Group PLC	169,812
183,693	Virgin Money UK PLC	318,563
44,324	Vistry Group PLC	396,788
1,926,671	Vodafone Group PLC	2,584,706
238,905	WH Smith PLC*	3,959,192
33,753	Whitbread PLC	979,699
23,207	WPP PLC	199,528

	Total United Kingdom	201,280,185

United States — 0.2%
1,242	Booking Holdings Inc.*	2,329,756
24,343	International Game Technology PLC	436,713
33,067	Reliance Worldwide Corp., Ltd.	87,140

	Total United States	2,853,609

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units		Security	Value

Uruguay — 0.0%
303		MercadoLibre Inc.*	$259,174

		TOTAL COMMON STOCKS (Cost — $1,129,697,795)	1,102,525,274

CLOSED END MUTUAL FUND SECURITY — 0.2%

United States — 0.2%
40,556		Vanguard FTSE Developed Markets ETF, Common Class (b) (Cost — $1,717,447)	1,640,896

PREFERRED STOCKS — 0.1%

Germany — 0.1%
1,161		Bayerische Motoren Werke AG, Class Preferred Shares	80,765
3,620		Henkel AG & Co. KGaA, Class Preferred Shares	233,587
3,111		Porsche Automobil Holding SE, Class Preferred Shares	220,268
494		Sartorius AG, Class Preferred Shares	206,361
3,771		Volkswagen AG, Class Preferred Shares	538,282

		TOTAL PREFERRED STOCKS (Cost — $1,450,934)	1,279,263

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,132,866,176)	1,105,445,433

Face Amount†

SHORT-TERM INVESTMENTS (f) — 3.9%

MONEY MARKET FUND — 0.8%
$9,862,623		Invesco STIT – Government & Agency Portfolio, 2.185%, Institutional Class(g) (Cost — $9,862,623)	9,862,623

TIME DEPOSITS — 3.1%
184,947	AUD	ANZ National Bank – Hongkong, 0.830% due 9/1/22	126,550
		BBH – Grand Cayman:
140,848	DKK	(0.120)% due 9/1/22	19,029
1,439,609	SEK	0.200% due 9/1/22	134,989
339,207	NOK	0.800% due 9/1/22	34,126
1	AUD	0.830% due 9/1/22	1
97,872	GBP	0.870% due 9/1/22	113,693
2,307	CAD	1.380% due 9/1/22	1,757
10,606	NZD	1.500% due 9/1/22	6,490
1,211	ZAR	3.500% due 9/1/22	71
398,972	CHF	BNP Paribas – Paris, (0.670)% due 9/1/22	408,197
453,181	EUR	Citibank – London, (0.130)% due 9/1/22	455,356
32,667,766		Citibank – New York, 1.680% due 9/1/22	32,667,766
453,777	HKD	HSBC Bank – Hong Kong, 0.460% due 9/1/22	57,816
71,705	SGD	HSBC Bank – Singapore, 1.350% due 9/1/22	51,315
645,053		JPMorgan Chase & Co. – New York, 1.680% due 9/1/22	645,053
234,987		National Australia Bank Ltd. – London, 1.680% due 9/1/22	234,987

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Face Amount†		Security	Value

TIME DEPOSITS — 3.1% — (continued)
$199,678		Skandinaviska Enskilda Banken AB – Stockholm, 1.680% due 9/1/22	$199,678
		Sumitomo Mitsui Banking Corp. – Tokyo:
18,935,673	JPY	(0.350)% due 9/1/22	136,321
107,930		1.680% due 9/1/22	107,930

		TOTAL TIME DEPOSITS (Cost — $35,401,125)	35,401,125

		TOTAL SHORT-TERM INVESTMENTS (Cost — $45,263,748)	45,263,748

		TOTAL INVESTMENTS — 100.2% (Cost — $1,178,129,924)	1,150,709,181

		Liabilities in Excess of Other Assets — (0.2)%	(2,692,777)

		TOTAL NET ASSETS — 100.0%	$1,148,016,404

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(b)	All or a portion of this security is on loan (See Note 1).
(c)	Security trades on the Hong Kong exchange.
(d)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $17,207,360 and represents 1.5% of net assets.

(e)	Illiquid security.
(f)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 3.1%.
(g)	Represents investments of collateral received from securities lending transactions.

At August 31, 2022, for International Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
International Equity Fund	$1,216,173,291	$182,214,477	$(248,325,147)	$(66,110,670)

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CDI	— Clearing House Electronics System (CHESS) Depositary Interest
GDR	— Global Depositary Receipt
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Summary of Investments by Security Sector^
Industrials	17.5%
Health Care	15.3
Financials	14.5
Information Technology	11.0
Consumer Staples	10.2
Consumer Discretionary	10.1
Materials	6.1
Utilities	3.8
Energy	3.4
Communication Services	2.7
Real Estate	2.3
Short-Term Investments	3.1

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2022, International Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro STOXX 50 September Futures	14	9/22	$510,499	$495,166	$(15,333)
FTSE 100 Index September Futures	4	9/22	339,071	338,621	(450)
SPI 200 Index September Futures	2	9/22	229,001	236,340	7,339
TOPIX Index September Futures	2	9/22	282,209	282,495	286

					$(8,158)

At August 31, 2022, International Equity Fund had deposited cash of $129,230 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 95.0%

Australia — 0.0%
52,000	MMG Ltd.*	$14,264

Brazil — 6.8%
118,589	Ambev SA	348,238
17,493	Americanas SA	54,968
16,348	Atacadao SA	62,090
1,031,282	B3 SA — Brasil Bolsa Balcao	2,350,110
47,344	Banco Bradesco SA	144,216
30,297	Banco BTG Pactual SA	148,279
250,656	Banco do Brasil SA	2,009,567
10,285	Banco Santander Brasil SA	58,090
462,132	BB Seguridade Participacoes SA	2,513,263
14,894	BRF SA*	45,398
582,355	CCR SA	1,544,346
26,664	Centrais Eletricas Brasileiras SA	236,436
9,855	Cia de Saneamento Basico do Estado de Sao Paulo	93,148
19,970	Cia Siderurgica Nacional SA	52,997
308,000	Clear Sale SA*	329,912
794,837	Cosan SA	3,053,979
4,470	CPFL Energia SA	30,060
5,411	Energisa SA	44,006
104,178	Engie Brasil Energia SA	811,379
26,054	Equatorial Energia SA	121,150
196,900	Fleury SA	596,753
125,466	Hapvida Participacoes e Investimentos SA(a)	175,651
8,769	Hypera SA	72,630
145,900	Infracommerce CXAAS SA*	159,927
21,515	JBS SA	122,427
780,700	JSL SA	960,852
21,857	Klabin SA	79,147
18,473	Localiza Rent a Car SA	216,061
294,900	Locaweb Servicos de Internet SA*(a)	530,248
26,430	Lojas Renner SA	134,538
86,120	Magazine Luiza SA*	70,717
447,800	Movida Participacoes SA	1,183,214
24,749	Natura & Co. Holding SA	68,630
581,790	Odontoprev SA	1,005,816
17,149	Petro Rio SA*	90,064
95,618	Petroleo Brasileiro SA	683,478
214,088	Petróleo Brasileiro SA, ADR	3,059,317
24,959	Raia Drogasil SA	104,443
140,586	Rede D’Or Sao Luiz SA(a)	901,093
37,569	Rumo SA	146,012
18,853	Suzano SA	160,466
18,442	TIM SA	41,955
12,300	TOTVS SA	67,531
16,567	Ultrapar Participações SA	43,106
102,166	Vale SA	1,267,239
75,153	Vale SA, Class B Shares, ADR	933,400
809,700	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	2,197,069
49,547	Vasta Platform Ltd., Class A Shares*	247,735
218,950	Vibra Energia SA	773,054
467,508	WEG SA	2,543,399
153,100	Westwing Comercio Varejista Ltd.*	50,935

	Total Brazil	32,738,539

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Chile — 0.5%
155,996	Antofagasta PLC	$1,986,410
1,214,320	Banco de Chile	115,200
1,100	Banco de Credito e Inversiones SA	32,400
1,951,337	Banco Santander Chile	78,376
44,296	Cencosud SA	61,924
2,598	Cia Cervecerias Unidas SA	14,118
448,463	Cia Sud Americana de Vapores SA	42,204
31,677	Empresas CMPC SA	60,081
9,480	Empresas COPEC SA	81,769
473,707	Enel Americas SA	51,319
564,409	Enel Chile SA	18,526
23,830	Falabella SA	56,152

	Total Chile	2,598,479

China — 26.8%
1,844	360 DigiTech Inc., ADR	29,467
9,300	360 Security Technology Inc., Class A Shares	9,834
3,900	37 Interactive Entertainment Network Technology Group Co., Ltd., Class A Shares	11,468
32,500	3SBio Inc.(a)	21,607
77,106	AAC Technologies Holdings Inc.	142,666
794	Advanced Micro-Fabrication Equipment Inc., Class A Shares*	14,085
3,000	AECC Aviation Power Co., Ltd., Class A Shares	19,896
106,600	Agricultural Bank of China Ltd., Class A Shares	43,956
749,000	Agricultural Bank of China Ltd., Class H Shares(b)	244,874
13,444	Aier Eye Hospital Group Co., Ltd., Class A Shares	57,148
74,000	Air China Ltd., Class H Shares*(b)	59,352
4,139	Airtac International Group*	111,506
518,076	Alibaba Group Holding Ltd.*	6,168,754
39,644	Alibaba Group Holding Ltd., ADR*	3,782,434
1,353,000	A-Living Smart City Services Co., Ltd.(a)	1,392,360
31,400	Aluminum Corp. of China Ltd., Class A Shares	20,397
74,000	Aluminum Corp. of China Ltd., Class H Shares(b)	27,164
1,600	Amlogic Shanghai Co., Ltd., Class A Shares*	19,893
2,500	Angel Yeast Co., Ltd., Class A Shares	17,542
6,100	Anhui Conch Cement Co., Ltd., Class A Shares	28,140
354,837	Anhui Conch Cement Co., Ltd., Class H Shares(b)	1,352,029
500	Anhui Gujing Distillery Co., Ltd., Class A Shares	18,441
2,300	Anhui Gujing Distillery Co., Ltd., Class B Shares	35,105
1,800	Anhui Kouzi Distillery Co., Ltd., Class A Shares	13,141
600	Anjoy Foods Group Co., Ltd., Class A Shares	13,465
28,800	ANTA Sports Products Ltd.	345,814
700	Asymchem Laboratories Tianjin Co., Ltd., Class A Shares	17,325
1,865	Autohome Inc., ADR	66,413
3,600	Avary Holding Shenzhen Co., Ltd., Class A Shares	15,395
8,800	AVIC Electromechanical Systems Co., Ltd., Class A Shares	14,122
34,799	AVIC Industry-Finance Holdings Co., Ltd., Class A Shares	16,992
76,000	AviChina Industry & Technology Co., Ltd., Class H Shares(b)	36,978
2,200	AVICOPTER PLC, Class A Shares	13,420
56,768	Baidu Inc., Class A Shares*	1,022,759
19,200	Bank of Beijing Co., Ltd., Class A Shares	11,475
12,800	Bank of Chengdu Co., Ltd., Class A Shares	29,042
58,930	Bank of China Ltd., Class A Shares	25,910
2,034,000	Bank of China Ltd., Class H Shares(b)	714,398
39,800	Bank of Communications Co., Ltd., Class A Shares	26,377
260,000	Bank of Communications Co., Ltd., Class H Shares(b)	148,191
4,600	Bank of Hangzhou Co., Ltd., Class A Shares	9,529

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
19,890	Bank of Jiangsu Co., Ltd., Class A Shares	$20,841
16,600	Bank of Nanjing Co., Ltd., Class A Shares	25,524
8,290	Bank of Ningbo Co., Ltd., Class A Shares	35,692
29,640	Bank of Shanghai Co., Ltd., Class A Shares	25,325
30,184	Baoshan Iron & Steel Co., Ltd., Class A Shares	23,228
1,174	BeiGene Ltd., ADR*	201,529
54,000	Beijing Capital International Airport Co., Ltd., Class H Shares*(b)	33,900
14,900	Beijing Dabeinong Technology Group Co., Ltd., Class A Shares*	18,636
496	Beijing Kingsoft Office Software Inc., Class A Shares	12,881
2,000	Beijing New Building Materials PLC, Class A Shares	7,593
280	Beijing Roborock Technology Co., Ltd., Class A Shares	12,947
4,800	Beijing Tiantan Biological Products Corp., Ltd., Class A Shares	15,403
1,885	Beijing United Information Technology Co., Ltd., Class A Shares	27,007
870	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd., Class A Shares	16,053
55,900	Beijing-Shanghai High Speed Railway Co., Ltd., Class A Shares	37,363
200	Betta Pharmaceuticals Co., Ltd., Class A Shares	1,312
1,000	BGI Genomics Co., Ltd., Class A Shares	8,719
4,607	Bilibili Inc., Class Z Shares*	113,687
38,300	BOE Technology Group Co., Ltd., Class A Shares	20,474
2,500	BYD Co., Ltd., Class A Shares	103,629
21,500	BYD Co., Ltd., Class H Shares(b)	658,545
14,500	BYD Electronic International Co., Ltd.	38,466
5,800	By-health Co., Ltd., Class A Shares	15,633
1,800	CanSino Biologics Inc., Class H Shares(a)(b)	11,248
315,000	CGN Power Co., Ltd., Class H Shares(a)(b)	75,008
1,200	Changchun High & New Technology Industry Group Inc., Class A Shares	30,673
1,100	Changjiang Securities Co., Ltd., Class A Shares	904
3,900	Chaozhou Three-Circle Group Co., Ltd., Class A Shares	15,255
2,300	Chengxin Lithium Group Co., Ltd., Class A Shares	17,613
12,400	China Baoan Group Co., Ltd., Class A Shares	26,411
255,000	China Cinda Asset Management Co., Ltd., Class H Shares(b)	35,015
238,000	China CITIC Bank Corp., Ltd., Class H Shares(b)	102,106
43,000	China Coal Energy Co., Ltd., Class H Shares(b)	38,211
84,000	China Communications Services Corp., Ltd., Class H Shares(b)	36,009
77,000	China Conch Environment Protection Holdings Ltd.*(c)	68,620
41,500	China Conch Venture Holdings Ltd.	84,755
21,100	China Construction Bank Corp., Class A Shares	16,852
7,134,224	China Construction Bank Corp., Class H Shares(b)	4,418,486
6,200	China CSSC Holdings Ltd., Class A Shares	22,390
27,298	China Eastern Airlines Corp., Ltd., Class A Shares*	19,357
47,400	China Energy Engineering Corp., Ltd.	15,484
30,812	China Everbright Bank Co., Ltd., Class A Shares	12,796
160,000	China Everbright Bank Co., Ltd., Class H Shares(b)	49,079
47,000	China Evergrande Group*(c)(d)(e)	6,484
92,000	China Feihe Ltd.*(a)	75,969
13,200	China Galaxy Securities Co., Ltd., Class A Shares	18,887
92,500	China Galaxy Securities Co., Ltd., Class H Shares(b)	50,568
1,500	China Greatwall Technology Group Co., Ltd., Class A Shares	1,964
69,500	China Hongqiao Group Ltd.	67,262
3,100	China International Capital Corp., Ltd., Class A Shares	18,639
34,000	China International Capital Corp., Ltd., Class H Shares(a)(b)	59,775
7,200	China Jushi Co., Ltd., Class A Shares	14,993
22,000	China Lesso Group Holdings Ltd.	26,140
4,800	China Life Insurance Co., Ltd., Class A Shares	21,296
188,000	China Life Insurance Co., Ltd., Class H Shares(b)	269,853
8,800	China Literature Ltd.*(a)	35,643

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
80,000	China Longyuan Power Group Corp., Ltd., Class H Shares(b)	$129,167
558,000	China Medical System Holdings Ltd.	825,406
14,000	China Meidong Auto Holdings., Ltd.	28,550
30,200	China Merchants Bank Co., Ltd., Class A Shares	152,558
762,391	China Merchants Bank Co., Ltd., Class H Shares(b)	3,895,121
9,230	China Merchants Securities Co., Ltd., Class A Shares	17,670
14,820	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A Shares	31,309
3,100	China Minmetals Rare Earth Co., Ltd., Class A Shares*	11,784
55,920	China Minsheng Banking Corp., Ltd., Class A Shares	29,114
156,200	China Minsheng Banking Corp., Ltd., Class H Shares(b)	49,715
104,000	China National Building Material Co., Ltd., Class H Shares(b)	98,166
13,800	China National Chemical Engineering Co., Ltd., Class A Shares	17,171
18,900	China National Nuclear Power Co., Ltd., Class A Shares	17,397
5,200	China Northern Rare Earth Group High-Tech Co., Ltd., Class A Shares	22,622
60,000	China Oilfield Services Ltd., Class H Shares(b)	62,717
10,500	China Pacific Insurance Group Co., Ltd., Class A Shares	31,768
71,400	China Pacific Insurance Group Co., Ltd., Class H Shares(b)	150,955
38,900	China Petroleum & Chemical Corp., Class A Shares	24,083
640,000	China Petroleum & Chemical Corp., Class H Shares(b)	301,398
27,800	China Railway Group Ltd., Class A Shares	23,097
116,000	China Railway Group Ltd., Class H Shares(b)	66,369
2,536	China Resources Microelectronics Ltd., Class A Shares	19,166
17,200	China Resources Mixc Lifestyle Services Ltd.(a)	77,949
6,299	China Shenhua Energy Co., Ltd., Class A Shares	27,572
342,500	China Shenhua Energy Co., Ltd., Class H Shares(b)	1,073,910
20,400	China Southern Airlines Co., Ltd., Class A Shares*	18,974
44,000	China Southern Airlines Co., Ltd., Class H Shares*(b)	23,787
57,440	China State Construction Engineering Corp., Ltd., Class A Shares	42,671
39,000	China Suntien Green Energy Corp., Ltd., Class H Shares(b)	17,476
41,600	China Three Gorges Renewables Group Co., Ltd., Class A Shares	36,664
3,535	China Tourism Group Duty Free Corp., Ltd., Class A Shares	99,662
1,186,000	China Tower Corp., Ltd., Class H Shares(a)(b)	148,106
40,000	China United Network Communications Ltd., Class A Shares	20,548
15,600	China Vanke Co., Ltd., Class A Shares	37,492
611,200	China Vanke Co., Ltd., Class H Shares(b)	1,192,516
31,600	China Yangtze Power Co., Ltd., Class A Shares	109,530
1,200	China Zhenhua Group Science & Technology Co., Ltd., Class A Shares	19,456
40,300	China Zheshang Bank Co., Ltd., Class A Shares*	18,943
56,000	Chinasoft International Ltd.*	43,755
1,500	Chongqing Brewery Co., Ltd., Class A Shares	24,175
18,382	Chongqing Changan Automobile Co., Ltd., Class A Shares	38,624
2,000	Chongqing Zhifei Biological Products Co., Ltd., Class A Shares	27,155
91,728	CIFI Holdings Group Co., Ltd.(d)	23,116
148,000	CITIC Ltd.	152,584
17,365	CITIC Securities Co., Ltd., Class A Shares	48,965
53,425	CITIC Securities Co., Ltd., Class H Shares(b)	108,331
26,600	CMOC Group Ltd., Class A Shares	18,912
96,000	CMOC Group Ltd., Class H Shares(b)	42,892
1,300	CNGR Advanced Material Co., Ltd., Class A Shares	17,540
44,300	Contemporary Amperex Technology Co., Ltd., Class A Shares*	3,076,837
17,300	COSCO Shipping Energy Transportation Co., Ltd., Class A Shares*	35,195
20,720	COSCO SHIPPING Holdings Co., Ltd., Class A Shares	42,382
81,250	COSCO SHIPPING Holdings Co., Ltd., Class H Shares(b)	121,355
207,000	Country Garden Holdings Co., Ltd.	60,593
52,000	Country Garden Services Holdings Co., Ltd.	102,143
31,400	CRRC Corp., Ltd., Class A Shares	22,733

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
85,000	CRRC Corp., Ltd., Class H Shares(b)	$31,787
8,700	CSC Financial Co., Ltd., Class A Shares	33,499
233,120	CSPC Pharmaceutical Group Ltd.	236,221
59,000	Dali Foods Group Co., Ltd.(a)	26,942
21,700	Daqin Railway Co., Ltd., Class A Shares	20,242
1,342	Daqo New Energy Corp., ADR*	89,471
2,736	DaShenLin Pharmaceutical Group Co., Ltd., Class A Shares	13,185
800	DHC Software Co., Ltd., Class A Shares	673
7,000	Dongfang Electric Corp., Ltd., Class A Shares	19,873
62,000	Dongfeng Motor Group Co., Ltd., Class H Shares(b)	39,333
52,000	Dongyue Group Ltd.	58,484
22,438	East Money Information Co., Ltd., Class A Shares	71,741
900	Ecovacs Robotics Co., Ltd., Class A Shares	10,600
140,100	ENN Energy Holdings Ltd.	2,032,641
315,999	ENN Natural Gas Co., Ltd., Class A Shares	936,771
2,581	Eve Energy Co., Ltd., Class A Shares	35,354
7,300	Everbright Securities Co., Ltd., Class A Shares	16,914
2,900	Flat Glass Group Co., Ltd., Class A Shares*	16,769
11,000	Flat Glass Group Co., Ltd., Class H Shares*(b)	36,225
20,800	Focus Media Information Technology Co., Ltd., Class A Shares	18,196
6,655	Foshan Haitian Flavouring & Food Co., Ltd., Class A Shares	77,419
76,500	Fosun International Ltd.	56,348
16,400	Founder Securities Co., Ltd., Class A Shares	16,489
15,000	Foxconn Industrial Internet Co., Ltd., Class A Shares	20,138
907,000	Fu Shou Yuan International Group Ltd.	580,454
4,100	Fuyao Glass Industry Group Co., Ltd., Class A Shares	23,152
17,600	Fuyao Glass Industry Group Co., Ltd., Class H Shares(a)(b)	83,803
60,620	Ganfeng Lithium Co., Ltd., Class A Shares	748,030
8,120	Ganfeng Lithium Co., Ltd., Class H Shares(a)(b)	71,263
51,400	GD Power Development Co., Ltd., Class A Shares*	32,307
162,684	GDS Holdings Ltd., Class A Shares*	557,678
15,100	GEM Co., Ltd., Class A Shares	18,210
9,300	Gemdale Corp., Class A Shares	15,676
32,000	Genscript Biotech Corp.*	103,165
8,200	GF Securities Co., Ltd., Class A Shares	19,466
31,600	GF Securities Co., Ltd., Class H Shares(b)	41,312
8,700	Giant Network Group Co., Ltd., Class A Shares	10,809
924	Gigadevice Semiconductor Inc., Class A Shares	15,428
900	Ginlong Technologies Co., Ltd., Class A Shares	29,757
117,300	GoerTek Inc., Class A Shares	550,162
2,000	Gotion High-tech Co., Ltd., Class A Shares	9,917
4,100	Great Wall Motor Co., Ltd., Class A Shares	19,770
77,000	Great Wall Motor Co., Ltd., Class H Shares(b)	115,563
241,500	Gree Electric Appliances Inc. of Zhuhai, Class A Shares	1,113,998
22,000	Greentown China Holdings Ltd.	41,569
32,000	Greentown Service Group Co., Ltd.	23,111
2,200	Guangdong Haid Group Co., Ltd., Class A Shares	19,397
1,000	Guangdong Kinlong Hardware Products Co., Ltd., Class A Shares	13,789
7,700	Guanghui Energy Co., Ltd., Class A Shares	14,185
88,000	Guangzhou Automobile Group Co., Ltd., Class H Shares(b)	75,776
2,600	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A Shares	10,212
7,900	Guangzhou Haige Communications Group Inc. Co., Class A Shares	9,979
1,100	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A Shares	10,596
600	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A Shares	5,864
3,220	Guangzhou Tinci Materials Technology Co., Ltd., Class A Shares	22,107
9,400	Guosen Securities Co., Ltd., Class A Shares	12,565

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
16,600	Guotai Junan Securities Co., Ltd., Class A Shares	$35,484
5,900	Guoyuan Securities Co., Ltd., Class A Shares	6,240
34,000	Haidilao International Holding Ltd.*(a)	80,094
7,300	Haier Smart Home Co., Ltd., Class A Shares	27,263
62,200	Haier Smart Home Co., Ltd., Class H Shares(b)	203,342
16,000	Haitian International Holdings Ltd.	39,243
9,300	Haitong Securities Co., Ltd., Class A Shares	12,739
91,600	Haitong Securities Co., Ltd., Class H Shares(b)	60,009
2,520	Hangzhou First Applied Material Co., Ltd., Class A Shares	23,601
2,700	Hangzhou Silan Microelectronics Co., Ltd., Class A Shares	15,448
400	Hangzhou Tigermed Consulting Co., Ltd., Class A Shares	6,250
3,700	Hangzhou Tigermed Consulting Co., Ltd., Class H Shares(a)(b)	36,647
40,000	Hansoh Pharmaceutical Group Co., Ltd.(a)	79,642
5,300	Henan Shuanghui Investment & Development Co., Ltd., Class A Shares	20,534
316,000	Hengan International Group Co., Ltd.	1,513,687
10,778	Hengli Petrochemical Co., Ltd., Class A Shares	29,907
2,990	Hengyi Petrochemical Co., Ltd., Class A Shares	3,912
43,300	Hesteel Co., Ltd., Class A Shares	15,158
1,399	Hithink RoyalFlush Information Network Co., Ltd., Class A Shares	17,172
2,800	Hongfa Technology Co., Ltd., Class A Shares	15,239
900	Hoshine Silicon Industry Co., Ltd., Class A Shares	14,592
12,000	Hua Hong Semiconductor Ltd.*(a)	35,243
38,500	Huadian Power International Corp., Ltd., Class A Shares	30,363
1,694	Huadong Medicine Co., Ltd., Class A Shares	10,321
2,260	Hualan Biological Engineering Inc., Class A Shares	6,452
22,500	Huaneng Power International Inc., Class A Shares*	26,585
108,000	Huaneng Power International Inc., Class H Shares*(b)	55,166
7,200	Huatai Securities Co., Ltd., Class A Shares	13,670
48,200	Huatai Securities Co., Ltd., Class H Shares(a)(b)	64,481
10,500	Huaxia Bank Co., Ltd., Class A Shares	7,804
1,600	Huaxin Cement Co., Ltd., Class A Shares	4,009
262,200	Huayu Automotive Systems Co., Ltd., Class A Shares	706,117
4,702	Huazhu Group Ltd., ADR	176,936
3,600	Hubei Xingfa Chemicals Group Co., Ltd., Class A Shares	20,075
1,000	Huizhou Desay Sv Automotive Co., Ltd., Class A Shares	22,056
7,400	Humanwell Healthcare Group Co., Ltd., Class A Shares	19,935
3,785	Hundsun Technologies Inc., Class A Shares	18,379
7,200	Hygeia Healthcare Holdings Co., Ltd.*(a)	38,889
3,900	Iflytek Co., Ltd., Class A Shares	21,103
200	Imeik Technology Development Co., Ltd., Class A Shares	16,139
82,200	Industrial & Commercial Bank of China Ltd., Class A Shares	52,110
1,458,000	Industrial & Commercial Bank of China Ltd., Class H Shares(b)	741,672
31,400	Industrial Bank Co., Ltd., Class A Shares	77,576
19,760	Industrial Securities Co., Ltd., Class A Shares*	17,738
800	Ingenic Semiconductor Co., Ltd., Class A Shares	9,412
62,900	Inner Mongolia BaoTou Steel Union Co., Ltd., Class A Shares	18,273
16,300	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., Class A Shares	10,235
8,700	Inner Mongolia Yili Industrial Group Co., Ltd., Class A Shares	44,975
29,900	Inner Mongolia Yitai Coal Co., Ltd., Class B Shares	50,278
29,500	Innovent Biologics Inc.*(a)	124,736
3,700	Inspur Electronic Information Industry Co., Ltd., Class A Shares	12,391
6,066	iQIYI Inc., ADR*(d)	22,202
2,940	JA Solar Technology Co., Ltd., Class A Shares	27,847
1,500	Jafron Biomedical Co., Ltd., Class A Shares	10,181
2,600	Jason Furniture Hangzhou Co., Ltd., Class A Shares	18,192
4,000	JCET Group Co., Ltd., Class A Shares	14,309

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
28,250	JD Health International Inc.*(a)	$195,142
44,175	JD.com Inc., ADR	2,804,671
65,694	JD.com Inc., Class A Shares	2,079,082
7,400	Jiangsu Eastern Shenghong Co., Ltd., Class A Shares	20,595
24,000	Jiangsu Expressway Co., Ltd., Class H Shares(b)	20,568
1,948	Jiangsu Hengli Hydraulic Co., Ltd., Class A Shares	13,757
10,301	Jiangsu Hengrui Medicine Co., Ltd., Class A Shares	51,534
1,000	Jiangsu King’S Luck Brewery JSC Ltd., Class A Shares	6,677
2,600	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A Shares	61,727
1,100	Jiangsu Yangnong Chemical Co., Ltd., Class A Shares	18,093
6,200	Jiangsu Zhongtian Technology Co., Ltd., Class A Shares	19,888
5,300	Jiangxi Copper Co., Ltd., Class A Shares	12,516
19,000	Jiangxi Copper Co., Ltd., Class H Shares(b)	23,367
7,800	Jiangxi Zhengbang Technology Co., Ltd., Class A Shares*	6,738
7,400	Jinke Properties Group Co., Ltd., Class A Shares*	2,672
394,000	Jinxin Fertility Group Ltd.(a)	256,434
800	JiuGui Liquor Co., Ltd., Class A Shares	17,200
16,000	Jiumaojiu International Holdings Ltd.(a)	31,522
6,800	Joincare Pharmaceutical Group Industry Co., Ltd., Class A Shares	10,720
2,100	Joinn Laboratories China Co., Ltd., Class A Shares	23,633
7,800	Jointown Pharmaceutical Group Co., Ltd., Class A Shares	13,412
2,200	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A Shares	10,916
1,500	Juewei Food Co., Ltd., Class A Shares	10,114
4,655	Kanzhun Ltd., ADR*	109,346
16,974	KE Holdings Inc., ADR*	306,211
66,000	Kingdee International Software Group Co., Ltd.*	128,183
5,800	Kingfa Sci. & Tech. Co., Ltd., Class A Shares	9,003
26,600	Kingsoft Corp., Ltd.	80,882
45,600	Kuaishou Technology, Class B Shares*(a)	396,263
6,300	Kuang-Chi Technologies Co., Ltd., Class A Shares*	16,528
1,988	Kweichow Moutai Co., Ltd., Class A Shares	551,919
4,200	LB Group Co., Ltd., Class A Shares	10,668
1,744,000	Lenovo Group Ltd.	1,436,835
9,000	Lens Technology Co., Ltd., Class A Shares	14,137
4,500	Lepu Medical Technology Beijing Co., Ltd., Class A Shares	12,311
14,803	Li Auto Inc., ADR*	425,882
60,500	Li Ning Co., Ltd.	550,850
14,500	Lingyi iTech Guangdong Co., Class A Shares*	11,516
46,500	Longfor Group Holdings Ltd.(a)	150,961
10,472	LONGi Green Energy Technology Co., Ltd., Class A Shares	77,324
18,864	Lufax Holding Ltd., ADR	82,436
11,038	Luxshare Precision Industry Co., Ltd., Class A Shares	59,713
2,000	Luzhou Laojiao Co., Ltd., Class A Shares	67,563
3,400	Mango Excellent Media Co., Ltd., Class A Shares	13,634
864	Maxscend Microelectronics Co., Ltd., Class A Shares	12,678
9,480	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A Shares*	6,619
296,400	Meituan, Class B Shares*(a)	7,102,740
36,900	Metallurgical Corp. of China Ltd., Class A Shares	17,112
15,000	Microport Scientific Corp.*	29,852
4,300	Ming Yang Smart Energy Group Ltd., Class A Shares	16,666
18,000	Ming Yuan Cloud Group Holdings Ltd.	14,835
508,000	Minth Group Ltd.	1,437,832
2,041	Montage Technology Co., Ltd., Class A Shares	16,339
6,986	Muyuan Foods Co., Ltd., Class A Shares	59,149
4,680	Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd., Class A Shares	12,135
7,600	Nanjing Securities Co., Ltd., Class A Shares	9,332

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
8,496	NARI Technology Co., Ltd., Class A Shares	$33,670
4,906	National Silicon Industry Group Co., Ltd., Class A Shares*	14,587
700	NAURA Technology Group Co., Ltd., Class A Shares	28,477
9,700	NavInfo Co., Ltd., Class A Shares	18,308
104,525	NetEase Inc.	1,873,268
2,400	New China Life Insurance Co., Ltd., Class A Shares	9,991
28,800	New China Life Insurance Co., Ltd., Class H Shares(b)	67,709
6,400	New Hope Liuhe Co., Ltd., Class A Shares*	14,527
33,710	New Oriental Education & Technology Group Inc.*	97,767
3,400	Ninestar Corp., Class A Shares	21,736
600	Ningbo Deye Technology Co., Ltd., Class A Shares	31,828
1,202	Ningbo Ronbay New Energy Technology Co., Ltd., Class A Shares	17,949
5,200	Ningbo Shanshan Co., Ltd., Class A Shares	18,632
2,600	Ningbo Tuopu Group Co., Ltd., Class A Shares	29,679
10,200	Ningxia Baofeng Energy Group Co., Ltd., Class A Shares	20,023
33,372	NIO Inc., ADR*	664,437
46,000	Nongfu Spring Co., Ltd., Class H Shares(a)(b)	273,378
9,000	OFILM Group Co., Ltd., Class A Shares*	8,347
1,000	Oppein Home Group Inc., Class A Shares	18,867
14,464	Orient Securities Co., Ltd., Class A Shares	18,094
2,029	Ovctek China Inc., Class A Shares	12,492
279,000	People’s Insurance Co. Group of China Ltd. (The), Class H Shares(b)	86,238
4,650	Perfect World Co., Ltd., Class A Shares	9,911
21,700	PetroChina Co., Ltd., Class A Shares	16,841
540,000	PetroChina Co., Ltd., Class H Shares(b)	252,184
1,350	Pharmaron Beijing Co., Ltd., Class A Shares	13,254
165,750	Pharmaron Beijing Co., Ltd., Class H Shares(a)(b)	1,095,101
170,000	PICC Property & Casualty Co., Ltd., Class H Shares(b)	183,455
12,880	Pinduoduo Inc., ADR*	918,344
1,451,380	Ping An Bank Co., Ltd., Class A Shares	2,670,567
15,600	Ping An Healthcare & Technology Co., Ltd.*(a)	42,315
15,800	Ping An Insurance Group Co. of China Ltd., Class A Shares	99,985
953,500	Ping An Insurance Group Co. of China Ltd., Class H Shares(b)	5,610,430
18,000	Poly Developments & Holdings Group Co., Ltd., Class A Shares	44,979
15,800	Pop Mart International Group Ltd.(a)	40,960
45,300	Postal Savings Bank of China Co., Ltd., Class A Shares	29,506
202,000	Postal Savings Bank of China Co., Ltd., Class H Shares(a)(b)	120,619
22,300	Power Construction Corp. of China Ltd., Class A Shares	24,855
8,300	Qinghai Salt Lake Industry Co., Ltd., Class A Shares*	33,413
13,324	RLX Technology Inc., ADR*	19,053
21,350	Rongsheng Petrochemical Co., Ltd., Class A Shares	43,700
11,800	SAIC Motor Corp., Ltd., Class A Shares	26,317
10,100	Sailun Group Co., Ltd., Class A Shares	16,608
800	Sangfor Technologies Inc., Class A Shares	11,156
24,000	Sany Heavy Equipment International Holdings Co., Ltd.	24,862
17,700	Sany Heavy Industry Co., Ltd., Class A Shares	40,239
5,177	Satellite Chemical Co., Ltd., Class A Shares	16,383
12,700	SDIC Power Holdings Co., Ltd., Class A Shares	20,459
50,000	Seazen Group Ltd.*	16,600
3,000	Seazen Holdings Co., Ltd., Class A Shares*	9,014
7,700	SF Holding Co., Ltd., Class A Shares	54,971
750	SG Micro Corp., Class A Shares	17,355
12,300	Shaanxi Coal Industry Co., Ltd., Class A Shares	39,031
5,600	Shandong Gold Mining Co., Ltd., Class A Shares	14,486
23,500	Shandong Gold Mining Co., Ltd., Class H Shares(a)(b)	39,985
89,000	Shandong Head Group Co., Ltd., Class A Shares	424,059

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
5,850	Shandong Hualu Hengsheng Chemical Co., Ltd., Class A Shares	$24,646
3,100	Shandong Linglong Tyre Co., Ltd., Class A Shares	10,199
14,900	Shandong Nanshan Aluminum Co., Ltd., Class A Shares	7,300
6,800	Shandong Sun Paper Industry JSC Ltd., Class A Shares	11,778
72,400	Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares(b)	98,174
2,548	Shanghai Bairun Investment Holding Group Co., Ltd., Class A Shares	8,576
266,949	Shanghai Baosight Software Co., Ltd., Class A Shares	1,465,843
12,220	Shanghai Baosight Software Co., Ltd., Class B Shares	37,036
39,300	Shanghai Electric Group Co., Ltd., Class A Shares*	24,080
4,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class A Shares	23,290
518,500	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares(b)	1,669,840
2,000	Shanghai International Airport Co., Ltd., Class A Shares*	16,298
17,999	Shanghai International Port Group Co., Ltd., Class A Shares	14,062
2,700	Shanghai Jinjiang International Hotels Co., Ltd., Class A Shares	22,526
2,342	Shanghai Junshi Biosciences Co., Ltd., Class A Shares*	17,915
32,520	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B Shares	27,100
2,200	Shanghai M&G Stationery Inc., Class A Shares	14,125
8,700	Shanghai Pharmaceuticals Holding Co., Ltd., Class A Shares	21,718
16,800	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares(b)	24,449
40,200	Shanghai Pudong Development Bank Co., Ltd., Class A Shares	42,261
2,760	Shanghai Putailai New Energy Technology Co., Ltd., Class A Shares	25,246
15,800	Shanghai RAAS Blood Products Co., Ltd., Class A Shares	13,342
15,700	Shanghai Yuyuan Tourist Mart Group Co., Ltd., Class A Shares	18,211
17,600	Shanxi Coking Coal Energy Group Co., Ltd., Class A Shares	32,813
9,000	Shanxi Lu’an Environmental Energy Development Co., Ltd., Class A Shares	20,743
3,500	Shanxi Meijin Energy Co., Ltd., Class A Shares	5,742
9,600	Shanxi Securities Co., Ltd., Class A Shares	8,071
2,040	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A Shares	86,199
4,400	Shengyi Technology Co., Ltd., Class A Shares	10,111
1,260	Shennan Circuits Co., Ltd., Class A Shares	15,462
48,700	Shenwan Hongyuan Group Co., Ltd., Class A Shares	29,409
500	Shenzhen Dynanonic Co., Ltd., Class A Shares	23,126
1,680	Shenzhen Energy Group Co., Ltd., Class A Shares	1,545
209,800	Shenzhen Inovance Technology Co., Ltd., Class A Shares	1,819,008
2,240	Shenzhen Kangtai Biological Products Co., Ltd., Class A Shares	10,895
2,000	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A Shares	86,260
15,200	Shenzhen Overseas Chinese Town Co., Ltd., Class A Shares	11,754
971	Shenzhen Transsion Holdings Co., Ltd., Class A Shares	9,576
49,500	Shenzhou International Group Holdings Ltd.	518,576
4,649	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A Shares	14,345
4,000	Sichuan Chuantou Energy Co., Ltd., Class A Shares	7,626
12,400	Sichuan Road & Bridge Co., Ltd., Class A Shares	19,151
1,200	Sichuan Swellfun Co., Ltd., Class A Shares	12,659
5,100	Sichuan Yahua Industrial Group Co., Ltd., Class A Shares	20,983
8,000	Silergy Corp.	138,181
3,700	Sinolink Securities Co., Ltd., Class A Shares	4,617
4,000	Sinoma Science & Technology Co., Ltd., Class A Shares	13,380
2,100	Sinomine Resource Group Co., Ltd., Class A Shares	28,679
770,572	Sinopharm Group Co., Ltd., Class H Shares(b)	1,713,264
24,000	Sinotruk Hong Kong Ltd.	23,935
840	Skshu Paint Co., Ltd., Class A Shares*	11,307
53,000	Smoore International Holdings Ltd.(a)	94,550
12,220	Songcheng Performance Development Co., Ltd., Class A Shares	22,395
400	StarPower Semiconductor Ltd., Class A Shares	22,849
69,000	Sunac China Holdings Ltd.*(c)(e)	17,583
71,600	Sungrow Power Supply Co., Ltd., Class A Shares	1,148,144

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
17,500	Sunny Optical Technology Group Co., Ltd.	$239,291
2,800	Sunwoda Electronic Co., Ltd., Class A Shares	11,029
5,400	Suzhou Dongshan Precision Manufacturing Co., Ltd., Class A Shares	20,134
320	Suzhou Maxwell Technologies Co., Ltd., Class A Shares	21,644
1,400	Suzhou TA&A Ultra Clean Technology Co., Ltd., Class A Shares	15,725
8,274	TAL Education Group, ADR*	47,824
6,200	TBEA Co., Ltd., Class A Shares	22,177
18,200	TCL Technology Group Corp., Class A Shares	10,912
3,900	TCL Zhonghuan Renewable Energy Technology Co., Ltd., Class A Shares	27,094
395,831	Tencent Holdings Ltd.	16,394,600
14,526	Tencent Music Entertainment Group, ADR*	74,228
1,200	Thunder Software Technology Co., Ltd., Class A Shares	21,310
9,900	Tianma Microelectronics Co., Ltd., Class A Shares	13,492
18,200	Tianshan Aluminum Group Co., Ltd., Class A Shares	20,100
788,000	Tingyi Cayman Islands Holding Corp.	1,400,849
24,000	Tongcheng Travel Holdings Ltd.*	49,251
5,900	Tongkun Group Co., Ltd., Class A Shares	12,160
8,200	Tongwei Co., Ltd., Class A Shares	62,645
400	Topchoice Medical Corp., Class A Shares*	6,723
601,000	Topsports International Holdings Ltd.(a)	473,945
3,700	Transfar Zhilian Co., Ltd., Class A Shares	2,983
35,000	TravelSky Technology Ltd., Class H Shares(b)	61,110
2,527	Trina Solar Co., Ltd., Class A Shares	26,076
13,864	Trip.com Group Ltd., ADR*	356,582
1,500	Tsingtao Brewery Co., Ltd., Class A Shares	23,335
14,000	Tsingtao Brewery Co., Ltd., Class H Shares(b)	136,123
979	Unigroup Guoxin Microelectronics Co., Ltd., Class A Shares	22,069
37,000	Uni-President China Holdings Ltd.	31,888
5,960	Unisplendour Corp., Ltd., Class A Shares	14,883
11,805	Vipshop Holdings Ltd., ADR*	137,056
1,800	Walvax Biotechnology Co., Ltd., Class A Shares	11,350
4,700	Wanhua Chemical Group Co., Ltd., Class A Shares	60,046
125,000	Want Want China Holdings Ltd.	88,102
1,280	Weibo Corp., ADR*	26,483
5,300	Weichai Power Co., Ltd., Class A Shares	8,901
879,200	Weichai Power Co., Ltd., Class H Shares(b)	1,175,375
1,900	Weihai Guangwei Composites Co., Ltd., Class A Shares	20,845
14,040	Wens Foodstuffs Group Co., Ltd., Class A Shares*	48,138
11,400	Western Securities Co., Ltd., Class A Shares	10,678
2,800	Westone Information Industry Inc., Class A Shares	13,565
1,620	Will Semiconductor Co., Ltd., Class A Shares	21,918
1,600	Wingtech Technology Co., Ltd., Class A Shares	14,914
8,200	Wuchan Zhongda Group Co., Ltd., Class A Shares	5,449
1,568	Wuhan Guide Infrared Co., Ltd., Class A Shares	3,242
6,400	Wuliangye Yibin Co., Ltd., Class A Shares	154,252
7,260	WUS Printed Circuit Kunshan Co., Ltd., Class A Shares	12,530
3,864	WuXi AppTec Co., Ltd., Class A Shares	49,786
9,248	WuXi AppTec Co., Ltd., Class H Shares(a)(b)	104,452
479,500	Wuxi Biologics Cayman Inc.*(a)	4,225,880
105,400	Wuxi Lead Intelligent Equipment Co., Ltd., Class A Shares	841,887
42,980	Wuxi Shangji Automation Co., Ltd., Class A Shares	836,009
700	Xiamen Faratronic Co., Ltd., Class A Shares	17,965
5,000	Xiamen Tungsten Co., Ltd., Class A Shares	18,258
389,600	Xiaomi Corp., Class B Shares*(a)	569,108
2,700	Xinjiang Goldwind Science & Technology Co., Ltd., Class A Shares	5,002
32,582	Xinjiang Goldwind Science & Technology Co., Ltd., Class H Shares(b)	48,569

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 26.8% — (continued)
1,044,000	Xinyi Solar Holdings Ltd.	$1,434,186
10,361	XPeng Inc., Class A Shares, ADR*	191,886
27,500	Xtep International Holdings Ltd.	38,188
28,000	Yadea Group Holdings., Ltd.(a)	53,432
6,100	Yankuang Energy Group Co., Ltd., Class A Shares	42,527
38,000	Yankuang Energy Group Co., Ltd., Class H Shares(b)	149,308
1,050	Yealink Network Technology Corp., Ltd., Class A Shares	10,856
122,684	Yifeng Pharmacy Chain Co., Ltd., Class A Shares	946,377
13,000	Yihai International Holding Ltd.*	32,714
1,800	Yihai Kerry Arawana Holdings Co., Ltd., Class A Shares	11,863
1,100	YongXing Special Materials Technology Co., Ltd., Class A Shares	21,295
5,330	Yonyou Network Technology Co., Ltd., Class A Shares	15,454
8,700	YTO Express Group Co., Ltd., Class A Shares	24,679
24,755	Yum China Holdings Inc.	1,226,636
4,160	Yunda Holding Co., Ltd., Class A Shares	10,127
4,200	Yunnan Baiyao Group Co., Ltd., Class A Shares	31,773
800	Yunnan Botanee Bio-Technology Group Co., Ltd., Class A Shares	21,497
1,300	Yunnan Energy New Material Co., Ltd., Class A Shares	36,257
169,550	Zai Lab Ltd.*	777,574
2,037	Zai Lab Ltd., ADR*	94,130
800	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A Shares	34,775
24,500	Zhaojin Mining Industry Co., Ltd., Class H Shares*(b)	20,836
14,520	Zhejiang Century Huatong Group Co., Ltd., Class A Shares*	9,590
2,100	Zhejiang Chint Electrics Co., Ltd., Class A Shares	9,599
6,400	Zhejiang Dahua Technology Co., Ltd., Class A Shares	13,622
1,300	Zhejiang Dingli Machinery Co., Ltd., Class A Shares	7,372
36,000	Zhejiang Expressway Co., Ltd., Class H Shares(b)	27,394
1,241	Zhejiang HangKe Technology Inc. Co., Class A Shares	11,131
4,400	Zhejiang Huahai Pharmaceutical Co., Ltd., Class A Shares	12,659
52,058	Zhejiang Huayou Cobalt Co., Ltd., Class A Shares	561,198
1,900	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., Class A Shares	20,826
2,900	Zhejiang Jiuzhou Pharmaceutical Co., Ltd., Class A Shares	17,213
7,200	Zhejiang NHU Co., Ltd., Class A Shares	23,380
25,000	Zhejiang Supcon Technology Co., Ltd., Class A Shares	287,115
7,900	Zheshang Securities Co., Ltd., Class A Shares	12,473
18,500	ZhongAn Online P&C Insurance Co., Ltd., Class H Shares*(a)(b)	54,234
3,700	Zhongji Innolight Co., Ltd., Class A Shares	15,646
13,000	Zhongsheng Group Holdings Ltd.	61,342
17,200	Zhongtai Securities Co., Ltd., Class A Shares	18,415
15,300	Zhuzhou CRRC Times Electric Co., Ltd.	73,986
8,000	Zhuzhou Kibing Group Co., Ltd., Class A Shares	13,086
44,900	Zijin Mining Group Co., Ltd., Class A Shares	56,840
138,000	Zijin Mining Group Co., Ltd., Class H Shares(b)	155,991
13,200	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class A Shares	11,007
29,200	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class H Shares(b)	13,168
6,400	ZTE Corp., Class A Shares	22,655
12,600	ZTE Corp., Class H Shares(b)	26,650
11,116	ZTO Express Cayman Inc., ADR	289,572

	Total China	128,744,142

Colombia — 0.0%
7,109	Bancolombia SA	54,950
101,878	Ecopetrol SA	51,970
12,667	Interconexion Electrica SA ESP	54,882

	Total Colombia	161,802

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Cyprus — 0.0%
7,431	Polymetal International PLC(c)(e)	$1
2,925	TCS Group Holding PLC, Class Registered Shares, GDR*(c)(e)	1

	Total Cyprus	2

Czech Republic — 0.1%
4,350	CEZ AS	176,047
1,684	Komercni Banka AS	39,604
9,582	Moneta Money Bank AS(a)	30,339

	Total Czech Republic	245,990

Egypt — 0.4%
2,009,004	Cleopatra Hospital*	419,870
807,196	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	1,415,665
60,271	Commercial International Bank Egypt SAE, GDR	119,549
22,745	Eastern Co. SAE	11,529

	Total Egypt	1,966,613

Georgia — 0.4%
63,700	Bank of Georgia Group PLC	1,477,018
32,700	Georgia Capital PLC*	259,651

	Total Georgia	1,736,669

Germany — 0.2%
25,340	Delivery Hero SE*(a)	1,056,198

Greece — 0.3%
48,512	Alpha Services & Holdings SA*	44,561
53,636	Eurobank Ergasias Services & Holdings SA*	49,621
1,594	FF Group*(c)(e)	16
6,324	Hellenic Telecommunications Organization SA	100,545
2,114	JUMBO SA	30,169
1,439	Mytilineos SA	22,415
13,279	National Bank of Greece SA*	42,550
73,515	OPAP SA	969,464
6,832	Public Power Corp. SA*	35,446

	Total Greece	1,294,787

Hong Kong — 2.1%
375,000	AIA Group Ltd.	3,616,413
116,000	Alibaba Health Information Technology Ltd.*	66,592
250,000	Alibaba Pictures Group Ltd.*	19,664
127,000	ASMPT Ltd.	985,315
11,000	Beijing Enterprises Holdings Ltd.	32,713
138,000	Beijing Enterprises Water Group Ltd.	35,462
106,000	Bosideng International Holdings Ltd.	59,497
862,000	Brilliance China Automotive Holdings Ltd.*(c)(e)	262,760
2,173,000	China Education Group Holdings Ltd.	1,890,563
100,888	China Everbright Environment Group Ltd.	49,900
78,000	China Gas Holdings Ltd.	110,243
156,000	China Jinmao Holdings Group Ltd.	32,863
82,000	China Mengniu Dairy Co., Ltd.*	370,520
39,538	China Merchants Port Holdings Co., Ltd.	59,327
98,000	China Overseas Land & Investment Ltd.	262,568
20,000	China Overseas Property Holdings Ltd.	21,251
130,000	China Power International Development Ltd.	72,629
40,000	China Resources Beer Holdings Co., Ltd.	278,140
54,000	China Resources Cement Holdings Ltd.	33,310
26,000	China Resources Gas Group Ltd.	101,210

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Hong Kong — 2.1% — (continued)
82,000	China Resources Land Ltd.	$335,499
46,000	China Resources Power Holdings Co., Ltd.	91,477
128,000	China Ruyi Holdings Ltd.*	32,416
56,000	China State Construction International Holdings Ltd.	64,627
35,800	China Taiping Insurance Holdings Co., Ltd.	36,547
72,000	China Traditional Chinese Medicine Holdings Co., Ltd.	31,105
46,000	COSCO SHIPPING Ports Ltd.	29,768
46,000	Far East Horizon Ltd.	34,832
145,000	Geely Automobile Holdings Ltd.	291,397
82,000	Guangdong Investment Ltd.	75,068
16,093	Hopson Development Holdings Ltd.	22,094
2,487	HUTCHMED China Ltd., ADR*(d)	31,983
18,000	Kingboard Holdings Ltd.	56,825
20,500	Kingboard Laminates Holdings Ltd.	19,563
110,000	Kunlun Energy Co., Ltd.	95,787
38,000	Nine Dragons Paper Holdings Ltd.	29,822
3,000	Orient Overseas International Ltd.	83,694
26,000	Shenzhen International Holdings Ltd.	22,419
23,500	Shimao Group Holdings Ltd.(c)(d)(e)	6,737
302,750	Sino Biopharmaceutical Ltd.	158,939
13,000	Vinda International Holdings Ltd.	36,288
35,000	Wharf Holdings Ltd. (The)	131,974
12,800	Yuexiu Property Co., Ltd.	16,047

	Total Hong Kong	10,095,848

Hungary — 0.6%
54,017	MOL Hungarian Oil & Gas PLC	372,338
126,009	OTP Bank Nyrt	2,675,188
3,854	Richter Gedeon Nyrt	77,640

	Total Hungary	3,125,166

India — 14.2%
1,964	ACC Ltd.	56,461
6,883	Adani Enterprises Ltd.	273,288
7,928	Adani Green Energy Ltd.*	240,161
12,475	Adani Ports & Special Economic Zone Ltd.	130,193
15,516	Adani Power Ltd.*	79,306
6,720	Adani Total Gas Ltd.	311,852
6,994	Adani Transmission Ltd.*	342,590
17,967	Ambuja Cements Ltd.	92,310
2,536	Apollo Hospitals Enterprise Ltd.	136,492
60,089	Asian Paints Ltd.	2,553,691
2,666	AU Small Finance Bank Ltd.(a)	21,067
8,684	Aurobindo Pharma Ltd.	59,297
4,163	Avenue Supermarts Ltd.*(a)	234,513
152,202	Axis Bank Ltd.	1,417,589
17,728	Bajaj Auto Ltd.	907,932
6,979	Bajaj Finance Ltd.	631,418
905	Bajaj Finserv Ltd.	190,048
2,275	Balkrishna Industries Ltd.	57,947
13,938	Bandhan Bank Ltd.*(a)	48,390
7,050	Berger Paints India Ltd.	59,007
34,819	Bharat Electronics Ltd.	133,207
6,110	Bharat Forge Ltd.	56,261
235,223	Bharat Petroleum Corp., Ltd.	968,975
55,675	Bharti Airtel Ltd.	503,021
14,037	Biocon Ltd.	54,121

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 14.2% — (continued)
2,714	Britannia Industries Ltd.	$126,937
144,823	Cholamandalam Investment & Finance Co., Ltd.	1,425,459
12,999	Cipla Ltd.	167,279
38,514	Coal India Ltd.	111,867
3,227	Colgate-Palmolive India Ltd.	67,570
6,095	Container Corp. Of India Ltd.	52,742
17,377	Dabur India Ltd.	126,852
115,247	Delhivery Ltd., (Restricted, cost – $721,373, acquired 5/20/22)*(f)	814,655
3,205	Divi’s Laboratories Ltd.	144,386
17,785	DLF Ltd.	86,558
2,884	Dr Reddy’s Laboratories Ltd.	152,241
3,578	Eicher Motors Ltd.	149,553
45,491	GAIL India Ltd.	76,940
9,051	Godrej Consumer Products Ltd.*	104,223
3,584	Godrej Properties Ltd.*	62,691
6,440	Grasim Industries Ltd.	134,203
6,619	Havells India Ltd.	113,996
27,930	HCL Technologies Ltd.	324,689
117,780	HDFC Bank Ltd.	2,172,512
88,377	HDFC Bank Ltd., ADR	5,395,416
24,078	HDFC Life Insurance Co., Ltd.(a)	172,319
2,816	Hero MotoCorp Ltd.	99,612
34,365	Hindalco Industries Ltd.	185,474
18,466	Hindustan Petroleum Corp., Ltd.	55,918
21,021	Hindustan Unilever Ltd.	694,975
43,919	Housing Development Finance Corp., Ltd.	1,332,488
131,323	ICICI Bank Ltd.	1,446,027
258,381	ICICI Bank Ltd., ADR	5,643,041
4,599	ICICI Lombard General Insurance Co., Ltd.(a)	74,102
6,447	ICICI Prudential Life Insurance Co., Ltd.(a)	47,655
74,260	Indian Oil Corp., Ltd.	66,399
4,984	Indian Railway Catering & Tourism Corp., Ltd.	43,617
5,863	Indraprastha Gas Ltd.	30,648
520,100	Indus Towers Ltd.	1,296,519
2,093	Info Edge India Ltd.	112,245
85,864	Infosys Ltd.	1,581,526
2,555	InterGlobe Aviation Ltd.*(a)	64,099
76,832	ITC Ltd.	307,456
7,302	Jindal Steel & Power Ltd.	39,063
20,967	JSW Steel Ltd.	173,474
10,215	Jubilant Foodworks Ltd.	77,561
123,739	Kotak Mahindra Bank Ltd.	2,925,201
1,417	Larsen & Toubro Infotech Ltd.(a)	81,051
18,008	Larsen & Toubro Ltd.	428,839
5,715	Lupin Ltd.	47,737
22,413	Mahindra & Mahindra Ltd.	364,371
12,963	Marico Ltd.	84,550
22,126	Maruti Suzuki India Ltd.	2,505,335
1,803	Mindtree Ltd.	74,008
2,290	Mphasis Ltd.	60,153
50	MRF Ltd.	53,118
3,147	Muthoot Finance Ltd.	41,413
878	Nestle India Ltd.	218,235
99,169	NTPC Ltd.	203,084
55,740	Oberoi Realty Ltd.	697,258
63,200	Oil & Natural Gas Corp., Ltd.	108,795

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 14.2% — (continued)
152	Page Industries Ltd.	$96,896
367,092	Petronet LNG Ltd.	1,008,693
57,000	Phoenix Mills Ltd. (The)	998,201
2,406	PI Industries Ltd.	103,141
3,794	Pidilite Industries Ltd.	128,940
14,192	Piramal Pharma Ltd.*(c)(e)	38,891
76,988	Power Grid Corp. of India Ltd.	220,207
353,825	Reliance Industries Ltd.	11,566,528
62,000	ReNew Energy Global PLC, Class A Shares*	420,360
36,608	Samvardhana Motherson International Ltd.	55,921
5,631	SBI Cards & Payment Services Ltd.	64,588
11,707	SBI Life Insurance Co., Ltd.(a)	192,950
257	Shree Cement Ltd.	70,893
5,206	Shriram Transport Finance Co., Ltd.	87,230
2,065	Siemens Ltd.	74,310
3,876	SRF Ltd.	121,959
45,738	State Bank of India	301,986
22,213	Sun Pharmaceutical Industries Ltd.	248,476
23,572	Tata Consultancy Services Ltd.	939,355
15,654	Tata Consumer Products Ltd.	158,736
865	Tata Elxsi Ltd.	96,514
43,335	Tata Motors Ltd.*	252,569
38,627	Tata Power Co., Ltd. (The)	113,553
184,710	Tata Steel Ltd.	247,451
15,635	Tech Mahindra Ltd.	208,398
123,145	Titan Co., Ltd.	3,981,691
3,014	Torrent Pharmaceuticals Ltd.	58,060
4,476	Trent Ltd.	78,344
20,209	UltraTech Cement Ltd.	1,681,954
7,945	United Spirits Ltd.*	80,476
145,067	UPL Ltd.	1,385,673
18,794	Vedanta Ltd.	62,524
34,605	Wipro Ltd.	177,245
241,179	Yes Bank Ltd.*(e)	49,208
53,686	Zomato Ltd.*	38,415

	Total India	68,217,608

Indonesia — 2.9%
402,400	Adaro Energy Indonesia Tbk PT	96,384
231,400	Adaro Minerals Indonesia Tbk PT*	26,739
197,700	Aneka Tambang Tbk	26,389
2,525,300	Astra International Tbk PT	1,182,110
6,320,000	Bank BTPN Syariah Tbk PT	1,259,443
1,425,500	Bank Central Asia Tbk PT	784,803
101,000	Bank Jago Tbk PT*	57,160
3,009,224	Bank Mandiri Persero Tbk PT	1,785,637
200,200	Bank Negara Indonesia Persero Tbk PT	114,524
12,733,724	Bank Rakyat Indonesia Persero Tbk PT	3,708,366
810,800	Barito Pacific Tbk PT	44,738
174,600	Charoen Pokphand Indonesia Tbk PT	69,106
14,300	Gudang Garam Tbk PT	22,844
86,100	Indah Kiat Pulp & Paper Tbk PT	48,196
69,500	Indofood CBP Sukses Makmur Tbk PT	38,836
143,200	Indofood Sukses Makmur Tbk PT	59,974
492,600	Kalbe Farma Tbk PT	55,634
326,849	Merdeka Copper Gold Tbk PT*	94,165

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Indonesia — 2.9% — (continued)
505,900	Sarana Menara Nusantara Tbk PT	$42,190
69,600	Semen Indonesia Persero Tbk PT	30,870
459,700	Sumber Alfaria Trijaya Tbk PT	67,401
7,499,087	Telkom Indonesia Persero Tbk PT	2,297,022
37,266	Telkom Indonesia Persero Tbk PT, ADR	1,120,589
62,200	Tower Bersama Infrastructure Tbk PT	11,796
188,500	Unilever Indonesia Tbk PT	58,240
344,300	United Tractors Tbk PT	782,765
75,800	Vale Indonesia Tbk PT*	30,986

	Total Indonesia	13,916,907

Kazakhstan — 0.3%
24,070	Kaspi.KZ JSC, GDR	1,449,482
840	Kaspi.KZ JSC, GDR(a)(c)	50,652

	Total Kazakhstan	1,500,134

Kuwait — 0.4%
41,935	Agility Public Warehousing Co., KSC	114,254
30,927	Boubyan Bank KSCP	83,770
18,688	Gulf Bank KSCP	21,195
44,000	Humansoft Holding Co. KSC	494,247
125,100	Kuwait Finance House KSCP	364,912
13,177	Mabanee Co., KPSC	35,387
58,759	Mobile Telecommunications Co., KSCP	115,236
183,071	National Bank of Kuwait SAKP	625,655

	Total Kuwait	1,854,656

Luxembourg — 0.1%
3,985	Reinet Investments SCA	64,949
17,145	Ternium SA, ADR	528,238

	Total Luxembourg	593,187

Malaysia — 0.5%
46,100	AMMB Holdings Bhd	42,902
59,300	Axiata Group Bhd	40,165
174,207	CIMB Group Holdings Bhd	208,309
120,100	Dialog Group Bhd	64,959
84,300	DiGi.Com Bhd	70,611
65,800	Genting Bhd	68,690
80,300	Genting Malaysia Bhd	53,404
20,100	HAP Seng Consolidated Bhd	31,185
39,400	Hartalega Holdings Bhd	14,592
15,800	Hong Leong Bank Bhd	73,680
2,900	Hong Leong Financial Group Bhd	12,546
36,300	IHH Healthcare Bhd	50,182
77,400	Inari Amertron Bhd	46,102
56,900	IOI Corp. Bhd	53,587
11,700	Kuala Lumpur Kepong Bhd	60,269
121,509	Malayan Banking Bhd	243,310
25,900	Malaysia Airports Holdings Bhd*	33,815
57,900	Maxis Bhd	49,700
34,300	MISC Bhd	54,400
45,300	MR DIY Group M Bhd(a)	21,819
1,600	Nestle Malaysia Bhd	47,417
59,300	Petronas Chemicals Group Bhd	115,708
8,600	Petronas Dagangan Bhd	45,019
18,400	Petronas Gas Bhd	71,038

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Malaysia — 0.5% — (continued)
12,800	PPB Group Bhd	$50,376
75,000	Press Metal Aluminium Holdings Bhd	79,344
372,400	Public Bank Bhd	391,527
31,500	QL Resources Bhd	35,851
54,100	RHB Bank Bhd	69,131
77,200	Sime Darby Bhd	39,325
56,800	Sime Darby Plantation Bhd	56,432
31,400	Telekom Malaysia Bhd	41,767
67,600	Tenaga Nasional Bhd	135,852
123,200	Top Glove Corp. Bhd	21,986

	Total Malaysia	2,495,000

Mexico — 2.7%
70,338	Alfa SAB de CV, Class A Shares	44,447
42,391	America Movil SAB de CV, Class L Shares, ADR	720,647
706,389	America Movil SAB de CV, Series L	601,352
11,362	Arca Continental SAB de CV	76,907
12,281	Coca-Cola Femsa SAB de CV	74,976
76,190	Fibra Uno Administracion SA de CV, REIT	79,422
51,233	Fomento Economico Mexicano SAB de CV	320,690
5,527	Gruma SAB de CV, Class B Shares	60,426
9,937	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	142,020
5,854	Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	123,324
41,220	Grupo Bimbo SAB de CV, Series A	138,870
12,114	Grupo Carso SAB de CV, Series A1	41,582
420,017	Grupo Financiero Banorte SAB de CV, Class O Shares	2,481,045
60,920	Grupo Financiero Inbursa SAB de CV, Class O Shares*	95,437
284,668	Grupo México SAB de CV, Series B	1,072,510
65,431	Grupo Televisa SAB	82,237
4,431	Industrias Peñoles SAB de CV	36,637
662,165	Kimberly-Clark de México SAB de CV, Class A Shares	898,968
29,228	Operadora de Sites Mexicanos SAB de CV, Class 1 Shares	29,089
573,157	Orbia Advance Corp. SAB de CV	1,081,130
3,707	Promotora y Operadora de Infraestructura SAB de CV	26,084
125,681	Qualitas Controladora SAB de CV	550,561
284,100	Regional SAB de CV	1,536,030
758,414	Wal-Mart de Mexico SAB de CV	2,485,437

	Total Mexico	12,799,828

Netherlands — 0.7%
55,168	Prosus NV*	3,414,175

Peru — 0.5%
7,021	Cia de Minas Buenaventura SAA, ADR	37,352
18,637	Credicorp Ltd.	2,402,123
2,223	Southern Copper Corp.	104,636

	Total Peru	2,544,111

Philippines — 1.0%
43,280	Aboitiz Equity Ventures Inc.	43,125
175,590	ACEN Corp.	23,325
7,030	Ayala Corp.	87,532
199,760	Ayala Land Inc.	101,248
47,558	Bank of the Philippine Islands	80,223
55,344	BDO Unibank Inc.	126,528
4,366,900	Bloomberry Resorts Corp.*	549,984
54,600	Converge Information & Communications Technology Solutions Inc.*	16,804

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Philippines — 1.0% — (continued)
620	Globe Telecom Inc.	$23,065
2,800	GT Capital Holdings Inc.	23,988
681,360	International Container Terminal Services Inc.	2,189,516
67,856	JG Summit Holdings Inc.	61,695
9,470	Jollibee Foods Corp.	40,353
6,170	Manila Electric Co.	33,010
109,500	Metro Pacific Investments Corp.	7,261
54,636	Metropolitan Bank & Trust Co.	50,993
146,800	Monde Nissin Corp.*(a)	42,959
2,195	PLDT Inc.	65,510
739,970	Robinsons Retail Holdings Inc.	789,793
5,930	SM Investments Corp.	87,374
251,800	SM Prime Holdings Inc.	169,087
22,540	Universal Robina Corp.	48,868

	Total Philippines	4,662,241

Poland — 0.3%
9,581	Allegro.eu SA*(a)(d)	50,343
4,852	Bank Polska Kasa Opieki SA	66,848
1,614	CD Projekt SA	28,733
6,856	Cyfrowy Polsat SA	28,164
1,155	Dino Polska SA*(a)	84,238
90,600	InPost SA*	466,551
3,754	KGHM Polska Miedz SA	70,101
30	LPP SA	54,047
545	mBank SA*	24,973
9,733	Orange Polska SA	12,354
25,504	PGE Polska Grupa Energetyczna SA*	38,828
9,896	Polski Koncern Naftowy ORLEN SA	128,049
38,865	Polskie Gornictwo Naftowe i Gazownictwo SA*	45,978
23,686	Powszechna Kasa Oszczednosci Bank Polski SA	118,117
13,963	Powszechny Zaklad Ubezpieczen SA	83,331
938	Santander Bank Polska SA	42,496

	Total Poland	1,343,151

Portugal — 0.5%
206,219	Galp Energia SGPS SA	2,229,802

Qatar — 0.4%
58,133	Barwa Real Estate Co.	58,155
82,701	Commercial Bank PSQC (The)	164,568
37,218	Industries Qatar QSC	183,333
123,115	Masraf Al Rayan QSC	151,125
113,710	Mesaieed Petrochemical Holding Co.	80,403
26,290	Ooredoo QPSC	64,856
12,424	Qatar Electricity & Water Co. QSC	63,895
10,432	Qatar Fuel QSC	53,847
72,697	Qatar Gas Transport Co., Ltd.	78,996
16,205	Qatar International Islamic Bank QSC	52,393
41,921	Qatar Islamic Bank SAQ	291,754
113,178	Qatar National Bank QPSC	633,625

	Total Qatar	1,876,950

Romania — 0.0%
12,894	NEPI Rockcastle SA	68,538

Russia — 0.0%
64,081	Alrosa PJSC#(e)	641

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Russia — 0.0% — (continued)
502,100	Detsky Mir PJSC#(e)	$5,021
179,000	Fix Price Group Ltd., GDR(c)(e)	1,790
21,428	Gazprom PJSC*(c)(e)	4
267,363	Gazprom PJSC*#(e)	2,674
885,983	Inter RAO UES PJSC#(e)	8,860
10,171	Lukoil PJSC#(e)	102
1,730	Magnit PJSC(e)	17
1	Magnit PJSC, Class Registered Shares, GDR(c)(e)	—
1,550	MMC Norilsk Nickel PJSC#(e)	15
24,130	Mobile TeleSystems PJSC#(e)	241
135,663	Mobile TeleSystems PJSC, ADR#	1,357
39,065	Moscow Exchange MICEX-RTS PJSC*#(e)	391
22,130	Novatek PJSC#(e)	221
38,007	Novolipetsk Steel PJSC#(e)	375
1,593	Ozon Holdings PLC, ADR*(c)(e)	—
921	PhosAgro PJSC#(e)	9
2	PhosAgro PJSC, Class Registered Shares, GDR#(e)	—
17	PhosAgro PJSC, Class Registered Shares, GDR*#(e)	—
869	Polyus PJSC#(e)	9
28,885	Rosneft Oil Co. PJSC#(e)	289
891,342	Sberbank of Russia PJSC, (Restricted, cost – $1,699,436, acquired 8/10/15)*#(e)(f)	8,913
5,523	Severstal PAO#(e)	55
157,330	Surgutneftegas PJSC#(e)	1,573
37,602	Tatneft PJSC#(e)	327
88,972	United Co. RUSAL International PJSC*(c)(e)	15
2,330	VK Co., Ltd., GDR*(c)(e)	—
60,086,472	VTB Bank PJSC*#(e)	9,854
3,377	X5 Retail Group NV, Class Registered Shares, GDR(e)	1
25,093	Yandex NV, Class A Shares*(c)(e)	177

	Total Russia	42,931

Saudi Arabia — 2.2%
1,780	ACWA Power Co.	82,765
3,528	Advanced Petrochemical Co.	46,905
180,289	Al Rajhi Bank*	4,321,142
25,043	Alinma Bank	252,200
6,060	Almarai Co. JSC	85,317
14,805	Arab National Bank	118,107
12,498	Bank AlBilad*	167,897
12,023	Bank Al-Jazira	75,074
14,887	Banque Saudi Fransi	196,649
1,523	Bupa Arabia for Cooperative Insurance Co.	66,545
14,545	Dar Al Arkan Real Estate Development Co.*	54,704
1,919	Dr Sulaiman Al Habib Medical Services Group Co.	101,965
617	Elm Co.	56,358
11,631	Emaar Economic City*	31,190
10,578	Etihad Etisalat Co.	103,027
1,138	Jarir Marketing Co.	52,036
12,541	Mobile Telecommunications Co.*	38,532
1,161	Mouwasat Medical Services Co.	74,584
9,889	National Industrialization Co.*	41,813
12,524	Rabigh Refining & Petrochemical Co.*	57,545
35,268	Riyad Bank	332,335
5,451	SABIC Agri-Nutrients Co.	251,899
8,982	Sahara International Petrochemical Co.	113,886
23,531	Saudi Arabian Mining Co.*	465,074

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Saudi Arabia — 2.2% — (continued)
61,586	Saudi Arabian Oil Co.(a)	$613,860
22,751	Saudi Basic Industries Corp.	605,834
21,801	Saudi British Bank (The)	231,141
22,768	Saudi Electricity Co.	152,741
12,132	Saudi Industrial Investment Group	82,543
9,322	Saudi Investment Bank (The)	49,559
15,381	Saudi Kayan Petrochemical Co.*	60,003
56,213	Saudi National Bank (The)	1,042,640
874	Saudi Research & Media Group*	48,996
755	Saudi Tadawul Group Holding Co.	45,647
38,720	Saudi Telecom Co.	431,044
5,902	Savola Group (The)	51,205
6,510	Yanbu National Petrochemical Co.	86,637

	Total Saudi Arabia	10,689,399

Singapore — 0.2%
6,800	BOC Aviation Ltd.(a)	54,478
1,271	JOYY Inc., ADR(d)	38,537
10,801	Sea Ltd., ADR*	669,662

	Total Singapore	762,677

South Africa — 2.5%
18,445	Absa Group Ltd.	191,006
3,655	African Rainbow Minerals Ltd.	50,273
1,405	Anglo American Platinum Ltd.	98,015
10,772	AngloGold Ashanti Ltd.	144,533
9,447	Aspen Pharmacare Holdings Ltd.	81,071
8,357	Bid Corp., Ltd.	157,200
67,464	Bidvest Group Ltd. (The)	846,692
2,280	Capitec Bank Holdings Ltd.	270,346
6,815	Clicks Group Ltd.	118,434
12,452	Discovery Ltd.*	89,158
7,017	Exxaro Resources Ltd.	89,282
124,887	FirstRand Ltd.	466,295
8,762	Foschini Group Ltd. (The)	64,871
22,560	Gold Fields Ltd.	181,338
79,517	Growthpoint Properties Ltd., REIT	59,164
12,491	Harmony Gold Mining Co., Ltd.	31,186
21,102	Impala Platinum Holdings Ltd.	221,136
2,089	Kumba Iron Ore Ltd.	46,249
694,473	Life Healthcare Group Holdings Ltd.	812,862
5,962	Mr Price Group Ltd.	64,360
43,515	MTN Group Ltd.	315,079
10,235	MultiChoice Group	69,216
5,633	Naspers Ltd., Class N Shares	795,604
147,782	Nedbank Group Ltd.(d)	1,747,510
8,806	Northam Platinum Holdings Ltd.*	82,769
135,269	Old Mutual Ltd.	80,077
39,875	Pepkor Holdings Ltd.(a)	46,798
13,978	Remgro Ltd.	103,951
309,635	Sanlam Ltd.	960,805
13,934	Sasol Ltd.*	269,022
12,453	Shoprite Holdings Ltd.	169,079
72,515	Sibanye Stillwater Ltd.	162,040
5,542	SPAR Group Ltd. (The)	50,620
139,173	Standard Bank Group Ltd.	1,240,735
350,173	Transaction Capital Ltd.	767,101

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Africa — 2.5% — (continued)
121,996	Vodacom Group Ltd.	$896,650
26,667	Woolworths Holdings Ltd.	87,171

	Total South Africa	11,927,698

South Korea — 11.6%
804	Alteogen Inc.*	37,738
875	Amorepacific Corp.	79,625
638	AMOREPACIFIC Group	16,485
233	BGF retail Co., Ltd.	27,822
2,208	Celltrion Healthcare Co., Ltd.(d)	117,679
2,585	Celltrion Inc.	362,854
425	Celltrion Pharm Inc.*	24,608
1,194	Cheil Worldwide Inc.	19,386
241	CJ CheilJedang Corp.	72,867
570	CJ Corp.	33,092
365	CJ ENM Co., Ltd.	26,473
135	CJ Logistics Corp.*	11,879
22,200	Coway Co., Ltd.	1,051,020
1,439	DB Insurance Co., Ltd.	63,881
1,233	Doosan Bobcat Inc.	31,632
9,491	Doosan Enerbility Co., Ltd.*	142,620
16,460	Doosan Fuel Cell Co., Ltd.*	464,945
1,216	Ecopro BM Co., Ltd.	100,454
446	E-MART Inc.	32,306
515	F&F Co., Ltd.	54,179
127	Green Cross Corp.	15,439
1,878	GS Engineering & Construction Corp.	41,826
1,234	GS Holdings Corp.	42,137
7,759	Hana Financial Group Inc.	226,117
1,886	Hankook Tire & Technology Co., Ltd.	53,144
219	Hanmi Pharm Co., Ltd.	50,015
6,259	Hanon Systems	47,697
3,192	Hanwha Solutions Corp.*	124,125
1,100	HD Hyundai Co., Ltd.	51,505
2,792	HLB Inc.*	101,818
6,717	HMM Co., Ltd.(d)	110,380
672	Hotel Shilla Co., Ltd.	36,690
391	HYBE Co., Ltd.*	52,180
1,889	Hyundai Engineering & Construction Co., Ltd.	67,319
434	Hyundai Glovis Co., Ltd.	56,659
470	Hyundai Heavy Industries Co., Ltd.*	49,844
7,521	Hyundai Mobis Co., Ltd.	1,195,767
3,669	Hyundai Motor Co.	531,360
1,832	Hyundai Steel Co.	44,565
481	Iljin Materials Co., Ltd.	26,352
7,644	Industrial Bank of Korea	54,262
7,988	Kakao Corp.	432,193
629	Kakao Games Corp.*	24,468
3,089	KakaoBank Corp.*	62,289
2,405	Kangwon Land Inc.*	47,311
51,312	KB Financial Group Inc.	1,875,790
20,515	Kia Corp.	1,225,775
1,943	Korea Aerospace Industries Ltd.	87,873
6,655	Korea Electric Power Corp.	103,440
955	Korea Investment Holdings Co., Ltd.	40,192
890	Korea Shipbuilding & Offshore Engineering Co., Ltd.*	64,055

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 11.6% — (continued)
250	Korea Zinc Co., Ltd.	$124,800
4,494	Korean Air Lines Co., Ltd.*	89,274
573	Krafton Inc.*	104,310
28,737	KT Corp.	793,805
14,203	KT&G Corp.	879,620
408	Kumho Petrochemical Co., Ltd.	39,292
621	L&F Co., Ltd.	105,571
11,908	LG Chem Ltd.	5,552,294
2,245	LG Corp.	136,779
5,730	LG Display Co., Ltd.	66,146
2,765	LG Electronics Inc.	206,206
1,738	LG Energy Solution Ltd.*	594,846
1,505	LG H&H Co., Ltd.	791,150
336	LG Innotek Co., Ltd.	85,547
4,603	LG Uplus Corp.	39,290
449	Lotte Chemical Corp.	58,139
312	Lotte Shopping Co., Ltd.	22,822
879	Meritz Financial Group Inc.	20,083
1,025	Meritz Fire & Marine Insurance Co., Ltd.*	29,157
8,936	Meritz Securities Co., Ltd.	32,171
9,158	Mirae Asset Securities Co., Ltd.	44,557
17,691	NAVER Corp.	3,125,374
462	NCSoft Corp.	129,273
529	Netmarble Corp.(a)	24,899
3,575	NH Investment & Securities Co., Ltd.*	26,384
640	Orion Corp.	46,711
6,901	Pan Ocean Co., Ltd.	26,332
792	Pearl Abyss Corp.*	33,212
790	POSCO Chemical Co., Ltd.	98,024
1,928	POSCO Holdings Inc.	363,607
256	S-1 Corp.	11,077
454	Samsung Biologics Co., Ltd.*(a)	281,151
2,179	Samsung C&T Corp.	194,415
1,392	Samsung Electro-Mechanics Co., Ltd.	143,671
427,125	Samsung Electronics Co., Ltd.	18,846,311
4,402	Samsung Engineering Co., Ltd.*	76,243
804	Samsung Fire & Marine Insurance Co., Ltd.	116,467
17,935	Samsung Heavy Industries Co., Ltd.*	79,398
1,766	Samsung Life Insurance Co., Ltd.	81,201
5,302	Samsung SDI Co., Ltd.	2,338,960
896	Samsung SDS Co., Ltd.	85,242
1,776	Samsung Securities Co., Ltd.	44,548
1,206	SD Biosensor Inc.	31,344
794	Seegene Inc.	18,513
59,391	Shinhan Financial Group Co., Ltd.	1,614,906
670	SK Biopharmaceuticals Co., Ltd.*	35,510
725	SK Bioscience Co., Ltd.*	60,381
300	SK Chemicals Co., Ltd.	21,679
105,418	SK Hynix Inc.	7,397,052
804	SK IE Technology Co., Ltd.*(a)	49,306
1,089	SK Inc.	188,022
1,424	SK Innovation Co., Ltd.*	200,167
2,405	SK Square Co., Ltd.*	71,924
436	SKC Co., Ltd.	39,064
1,034	S-Oil Corp.	78,616
12,992	Woori Financial Group Inc.	117,282

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 11.6% — (continued)
984	Yuhan Corp.	$41,478

	Total South Korea	55,667,735

Taiwan — 11.9%
12,000	Accton Technology Corp.	110,995
72,000	Acer Inc.	51,910
9,777	Advantech Co., Ltd.	104,335
638,498	ASE Technology Holding Co., Ltd.	1,781,734
46,000	Asia Cement Corp.	65,174
1,000	ASMedia Technology Inc.	30,235
19,000	Asustek Computer Inc.	158,587
206,000	AUO Corp.	112,496
20,000	Catcher Technology Co., Ltd.*	121,458
193,738	Cathay Financial Holding Co., Ltd.	282,466
35,061	Chailease Holding Co., Ltd.	225,107
127,275	Chang Hwa Commercial Bank Ltd.	73,623
49,000	Cheng Shin Rubber Industry Co., Ltd.	56,953
71,000	China Airlines Ltd.	52,880
393,112	China Development Financial Holding Corp.	171,918
313,000	China Steel Corp.	296,541
99,000	Chroma ATE Inc.	607,950
96,000	Chunghwa Telecom Co., Ltd.	381,835
97,000	Compal Electronics Inc.	72,298
476,880	CTBC Financial Holding Co., Ltd.	365,621
317,000	Delta Electronics Inc.	2,724,371
21,000	E Ink Holdings Inc.	164,202
333,535	E.Sun Financial Holding Co., Ltd.	307,860
4,100	Eclat Textile Co., Ltd.	59,670
2,000	eMemory Technology Inc.	89,324
61,000	Eva Airways Corp.	66,943
64,478	Evergreen Marine Corp. Taiwan Ltd.	185,858
87,000	Far Eastern New Century Corp.	93,433
35,000	Far EasTone Telecommunications Co., Ltd.	85,773
10,920	Feng TAY Enterprise Co., Ltd.	61,436
260,557	First Financial Holding Co., Ltd.	226,251
84,000	Formosa Chemicals & Fibre Corp.	189,013
28,000	Formosa Petrochemical Corp.	76,706
103,000	Formosa Plastics Corp.	307,329
194,336	Fubon Financial Holding Co., Ltd.	364,651
8,000	Giant Manufacturing Co., Ltd.	62,455
221,000	Globalwafers Co., Ltd.	3,500,414
746,660	Hon Hai Precision Industry Co., Ltd.	2,667,920
7,000	Hotai Motor Co., Ltd.	140,752
230,051	Hua Nan Financial Holdings Co., Ltd.	175,015
256,000	Innolux Corp.	100,956
74,000	Inventec Corp.	56,221
2,541	Largan Precision Co., Ltd.	161,801
57,264	Lite-On Technology Corp., ADR	123,482
145,000	MediaTek Inc.	3,156,288
289,600	Mega Financial Holding Co., Ltd.	340,187
17,000	Micro-Star International Co., Ltd.	63,754
1,200	momo.com Inc.	28,623
129,000	Nan Ya Plastics Corp.	290,800
5,000	Nan Ya Printed Circuit Board Corp.	43,887
29,000	Nanya Technology Corp.	50,465
5,000	Nien Made Enterprise Co., Ltd.	46,188

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Taiwan — 11.9% — (continued)
123,000	Novatek Microelectronics Corp.	$1,054,479
52,000	Pegatron Corp.	108,459
64,000	Pou Chen Corp.	60,666
70,000	Powerchip Semiconductor Manufacturing Corp.	78,773
66,224	Poya International Co., Ltd.	925,840
14,539	President Chain Store Corp.	127,950
624,000	Quanta Computer Inc.	1,622,866
11,000	Realtek Semiconductor Corp.	123,889
33,852	Ruentex Development Co., Ltd.	69,986
87,206	Shanghai Commercial & Savings Bank Ltd. (The)	142,317
317,693	Shin Kong Financial Holding Co., Ltd.	91,296
266,484	SinoPac Financial Holdings Co., Ltd.	151,410
35,700	Synnex Technology International Corp.	65,043
286,584	Taishin Financial Holding Co., Ltd.	142,188
150,668	Taiwan Cement Corp.	194,116
225,845	Taiwan Cooperative Financial Holding Co., Ltd.	204,067
59,000	Taiwan High Speed Rail Corp.	56,431
43,000	Taiwan Mobile Co., Ltd.	140,766
973,507	Taiwan Semiconductor Manufacturing Co., Ltd.	15,934,267
142,207	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	11,852,953
31,000	Unimicron Technology Corp.	153,178
117,000	Uni-President Enterprises Corp.	253,403
302,000	United Microelectronics Corp.*	403,723
23,000	Vanguard International Semiconductor Corp.	55,812
2,000	Voltronic Power Technology Corp.	113,227
73,427	Walsin Lihwa Corp.	94,906
18,630	Wan Hai Lines Ltd.	52,813
8,000	Win Semiconductors Corp.	46,376
80,000	Winbond Electronics Corp.	58,009
54,000	Wiwynn Corp.	1,355,286
43,760	WPG Holdings Ltd.	73,632
12,188	Yageo Corp.	130,879
42,000	Yang Ming Marine Transport Corp.	107,911
258,488	Yuanta Financial Holding Co., Ltd.	171,996
21,000	Zhen Ding Technology Holding Ltd.	78,051

	Total Taiwan	57,433,108

Thailand — 1.0%
31,100	Advanced Info Service PCL, NVDR	163,005
103,900	Airports of Thailand PCL, NVDR*	206,530
185,700	Asset World Corp. PCL, NVDR	28,369
20,800	B Grimm Power PCL, NVDR	20,997
51,800	Bangkok Commercial Asset Mangement PCL, NVDR	26,089
225,600	Bangkok Dusit Medical Services PCL, NVDR	180,536
212,000	Bangkok Expressway & Metro PCL, NVDR	50,692
34,400	Berli Jucker PCL, NVDR	31,454
191,400	BTS Group Holdings PCL, NVDR	43,917
14,000	Bumrungrad Hospital PCL, NVDR	82,568
6,000	Carabao Group PCL,NVDR	16,524
51,000	Central Pattana PCL, NVDR	96,490
33,616	Central Retail Corp. PCL, NVDR	37,117
86,300	Charoen Pokphand Foods PCL, NVDR	61,280
144,800	CP ALL PCL, NVDR	243,381
8,800	Delta Electronics Thailand PCL, NVDR	125,639
4,600	Electricity Generating PCL, NVDR	22,996
36,400	Energy Absolute PCL, NVDR	84,721

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Thailand — 1.0% — (continued)
17,400	Global Power Synergy PCL, NVDR	$32,270
80,100	Gulf Energy Development PCL, NVDR	112,105
137,900	Home Product Center PCL, NVDR	52,280
50,400	Indorama Ventures PCL, NVDR	59,431
29,350	Intouch Holdings PCL, NVDR	58,262
13,300	JMT Network Services PCL, NVDR	28,281
153,400	Kasikornbank PCL	645,212
10,000	Kasikornbank PCL, NVDR*	41,974
125,300	Krung Thai Bank PCL, NVDR	57,773
22,200	Krungthai Card PCL, NVDR	36,472
296,000	Land and Houses PCL, NVDR	71,937
87,100	Minor International PCL, NVDR*	78,030
19,800	Muangthai Capital PCL, NVDR	22,907
22,800	Osotspa PCL, NVDR	19,466
61,800	PTT Exploration & Production PCL	284,750
36,500	PTT Exploration & Production PCL, NVDR	169,137
55,700	PTT Global Chemical PCL, NVDR	72,149
89,100	PTT Oil & Retail Business PCL, NVDR	66,301
256,200	PTT PCL, NVDR	261,856
21,400	Ratch Group PCL, NVDR	25,704
20,000	SCB X PCL	60,269
36,500	SCG Packaging PCL, NVDR	56,477
58,600	Siam Cement PCL (The), Class Registered Shares	573,661
19,900	Siam Cement PCL (The), NVDR	194,380
20,800	Srisawad Corp. PCL, NVDR	27,621
24,300	Thai Oil PCL, NVDR	40,691
90,700	Thai Union Group PCL, NVDR	43,335
336,600	True Corp. PCL, NVDR	41,890

	Total Thailand	4,756,926

Turkey — 0.5%
123,590	Agesa Hayat ve Emeklilik AS	159,673
61,436	Akbank TAS	39,504
17,844	Aselsan Elektronik Sanayi Ve Ticaret AS	25,515
11,261	BIM Birlesik Magazalar AS	67,616
28,391	Eregli Demir ve Celik Fabrikalari TAS	44,815
1,799	Ford Otomotiv Sanayi AS	32,778
17,755	Haci Ömer Sabanci Holding AS	24,800
19,457	KOC Holding AS	48,162
411,440	MLP Saglik Hizmetleri AS, Class B Shares*(a)	914,916
558,820	Sok Marketler Ticaret AS*	517,525
73,020	Tofas Turk Otomobil Fabrikasi AS	353,824
9,941	Turk Hava Yollari AO*	39,828
25,061	Turkcell Iletisim Hizmetleri AS	29,668
40,843	Turkiye Is Bankasi AS, Class C Shares	17,740
3,542	Turkiye Petrol Rafinerileri AS*	69,825
36,548	Turkiye Sise ve Cam Fabrikalari AS	49,113

	Total Turkey	2,435,302

United Arab Emirates — 0.4%
65,895	Abu Dhabi Commercial Bank PJSC	162,492
41,885	Abu Dhabi Islamic Bank PJSC	100,729
64,799	Abu Dhabi National Oil Co. for Distribution PJSC	78,303
105,983	Aldar Properties PJSC	138,781
68,441	Dubai Islamic Bank PJSC	108,854
111,729	Emaar Properties PJSC	189,799
50,538	Emirates NBD Bank PJSC	183,438

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

United Arab Emirates — 0.4% — (continued)
88,124	Emirates Telecommunications Group Co. PJSC	$616,351
113,094	First Abu Dhabi Bank PJSC	587,329

	Total United Arab Emirates	2,166,076

United Kingdom — 0.6%
20,086	Anglo American PLC	645,038
618,959	Helios Towers PLC*	892,049
28,266	Unilever PLC	1,288,865

	Total United Kingdom	2,825,952

United States — 0.6%
6,689	EPAM Systems Inc.*	2,852,859
1,272	Legend Biotech Corp., ADR*	59,135
2,000	Parade Technologies Ltd.	56,245

	Total United States	2,968,239

Uruguay — 0.8%
7,564	Globant SA*	1,594,264
2,600	MercadoLibre Inc.*	2,223,936

	Total Uruguay	3,818,200

	TOTAL COMMON STOCKS
	(Cost — $467,179,277)	456,789,030

PREFERRED STOCKS — 1.4%

Brazil — 0.7%
131,941	Banco Bradesco SA, Class Preferred Shares	481,071
3,867	Braskem SA, Class Preferred A Shares	22,644
7,258	Centrais Eletricas Brasileiras SA, Class Preferred B Shares	66,857
30,345	Cia Energetica de Minas Gerais, Class Preferred Shares	70,609
29,670	Gerdau SA, Class Preferred Shares	133,057
123,997	Itau Unibanco Holding SA, Class Preferred Shares	615,448
117,545	Itausa SA, Class Preferred Shares	206,832
121,071	Petroleo Brasileiro SA, Class Preferred Shares	773,683
787,000	Raizen SA, Class Preferred Shares	732,508
13,217	Telefonica Brasil SA, Class Preferred Shares	104,566

	Total Brazil	3,207,275

Chile — 0.1%
3,617	Sociedad Quimica y Minera de Chile SA, Class Preferred B Shares	361,587

Colombia — 0.0%
12,434	Bancolombia SA, Class Preferred Shares	85,938

Mexico — 0.0%
404,060	Cemex SAB de CV, Class Preferred Shares*	149,024

Russia — 0.0%
125,636	Surgutneftegas PJSC, Class Preferred Shares(c)(e)	20
83,580	Surgutneftegas PJSC, Class Preferred Shares#(e)	836

	Total Russia	856

South Korea — 0.6%
715	Hyundai Motor Co., Class Preferred 2nd Shares	49,433
565	Hyundai Motor Co., Class Preferred Shares	38,218
283	LG Chem Ltd., Class Preferred Shares	63,002
55	LG H&H Co., Ltd., Class Preferred Shares	14,943

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units		Security	Value

South Korea — 0.6% — (continued)
72,464		Samsung Electronics Co., Ltd., Class Preferred Shares	$2,926,056

		Total South Korea	3,091,652

		TOTAL PREFERRED STOCKS
		(Cost — $7,870,454)	6,896,332

RIGHTS — 0.0%

Brazil — 0.0%
41,399		Infracommerce CXAAS SA*	3,981

China — 0.0%
1,366		Kangmei Pharmaceutical Co., Ltd.*(e)	2

Thailand — 0.0%
2,064		Thai Oil PCL, NVDR*#(e)	—

		TOTAL RIGHTS
		(Cost — $2)	3,983

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS
		(Cost — $475,049,733)	463,689,345

Face Amount†

SHORT-TERM INVESTMENTS (g) — 3.4%

MONEY MARKET FUND — 0.0%
$187,012		Invesco STIT – Government & Agency Portfolio, 2.185%, Institutional Class(h) (Cost — $187,012)	187,012

TIME DEPOSITS — 3.4%
4,257,421		ANZ National Bank – London, 1.680% due 9/1/22	4,257,421
		BBH – Grand Cayman:
2	SGD	1.350% due 9/1/22	1
470,628	ZAR	3.500% due 9/1/22	27,479
1,132,369	HKD	BNP Paribas – Paris, 0.460% due 9/1/22	144,276
30,620	EUR	Citibank – London, (0.130)% due 9/1/22	30,767
7,713,246		Citibank – New York, 1.680% due 9/1/22	7,713,246
165,257	HKD	HSBC Bank – Hong Kong, 0.460% due 9/1/22	21,055
13	GBP	HSBC Bank – London, 0.870% due 9/1/22	14
2,247,028		JPMorgan Chase & Co. – New York, 1.680% due 9/1/22	2,247,028
1,827,601		Royal Bank of Canada – Toronto, 1.680% due 9/1/22	1,827,601

		TOTAL TIME DEPOSITS (Cost — $16,268,888)	16,268,888

		TOTAL SHORT-TERM INVESTMENTS (Cost — $16,455,900)	16,455,900

		TOTAL INVESTMENTS — 99.8% (Cost — $491,505,633)	480,145,245

		Other Assets in Excess of Liabilities — 0.2%	907,865

		TOTAL NET ASSETS — 100.0%	$481,053,110

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $23,725,520 and represents 4.9% of net assets.

(b)	Security trades on the Hong Kong exchange.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	All or a portion of this security is on loan (See Note 1).
(e)	Illiquid security.
(f)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2022, amounts to $823,568 and represents 0.2% of net assets.
(g)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 3.4%.
(h)	Represents investments of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2022, for Emerging Markets Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Emerging Markets Equity Fund	$500,629,292	$85,278,604	$(108,529,233)	$(23,250,629)

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PJSC	— Private Joint Stock Company
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^

Financials
Banks	16.6%
Insurance	3.4
Consumer Finance	1.0
Other	1.3
Information Technology
Semiconductors & Semiconductor Equipment	10.2
Technology Hardware, Storage & Peripherals	5.8
Electronic Equipment, Instruments & Components	2.4
Other	2.5
Consumer Discretionary	13.6
Communication Services	7.9
Materials	6.9
Industrials	6.5
Energy	6.4
Consumer Staples	4.3
Health Care	4.3
Utilities	1.9
Real Estate	1.6
Short-Term Investments	3.4

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

At August 31, 2022, Emerging Markets Equity Fund had open exchange-traded futures contracts as described below.

The unrealized depreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini MSCI Emerging Markets Index September Futures	23	9/22	$1,140,527	$1,129,185	$(11,342)

At August 31, 2022, Emerging Markets Equity Fund had deposited cash of $71,994 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 31.5%

Aerospace/Defense — 0.9%
		BAE Systems Holdings Inc., Company Guaranteed Notes:
$205,000	BBB+	3.800% due 10/7/24(a)	$202,450
1,195,000	BBB+	3.850% due 12/15/25(a)	1,159,644
		Boeing Co. (The), Senior Unsecured Notes:
530,000	BBB-	1.433% due 2/4/24	508,508
990,000	BBB-	4.875% due 5/1/25	993,702
210,000	BBB-	2.196% due 2/4/26	192,383
50,000	BBB-	3.100% due 5/1/26	47,307
70,000	BBB-	2.700% due 2/1/27	63,830
480,000	BBB-	2.800% due 3/1/27	438,074
260,000	BBB-	3.200% due 3/1/29	230,468
250,000	BBB-	5.150% due 5/1/30	246,726
440,000	BBB-	3.250% due 2/1/35	340,013
40,000	BBB-	3.550% due 3/1/38	30,222
240,000	BBB-	5.705% due 5/1/40	230,031
140,000	BBB-	3.750% due 2/1/50	100,940
490,000	BBB-	5.805% due 5/1/50	468,074
108,000	BBB-	3.950% due 8/1/59	75,364
70,000	BBB-	5.930% due 5/1/60	66,375
		General Dynamics Corp., Company Guaranteed Notes:
121,000	A-	3.500% due 4/1/27	118,607
607,000	A-	3.750% due 5/15/28	599,354
10,000	A-	4.250% due 4/1/40	9,671
60,000	A-	4.250% due 4/1/50	57,668
141,000	BBB	L3 Technologies Inc., Company Guaranteed Notes, 3.850% due 12/15/26	137,576
		L3Harris Technologies Inc., Senior Unsecured Notes:
489,000	BBB	3.850% due 12/15/26	477,124
554,000	BBB	4.400% due 6/15/28	546,202
30,000	BBB	5.054% due 4/27/45	29,239
		Lockheed Martin Corp., Senior Unsecured Notes:
84,000	A-	3.550% due 1/15/26	83,453
90,000	A-	3.900% due 6/15/32	88,539
40,000	A-	4.500% due 5/15/36	39,906
60,000	A-	4.070% due 12/15/42	56,050
246,000	A-	3.800% due 3/1/45	217,561
171,000	A-	4.090% due 9/15/52	160,048
500,000	A-	4.150% due 6/15/53	468,931
		Northrop Grumman Corp., Senior Unsecured Notes:
160,000	BBB+	2.930% due 1/15/25	156,032
340,000	BBB+	3.250% due 1/15/28	323,265
29,000	BBB+	4.750% due 6/1/43	28,037
199,000	BBB+	4.030% due 10/15/47	175,733
403,000	BBB+	5.250% due 5/1/50	425,781
		Raytheon Co., Senior Unsecured Notes:
40,000	A-	7.200% due 8/15/27	45,300
24,000	A-	7.000% due 11/1/28	26,670
55,000	A-	4.200% due 12/15/44	47,803
		Raytheon Technologies Corp., Senior Unsecured Notes:
70,000	A-	3.150% due 12/15/24	68,388
120,000	A-	3.950% due 8/16/25	120,133
776,000	A-	4.125% due 11/16/28	759,067
140,000	A-	2.250% due 7/1/30	120,091
110,000	A-	2.375% due 3/15/32	92,540

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Aerospace/Defense — 0.9% — (continued)
$160,000	A-	4.500% due 6/1/42	$152,310
387,000	A-	3.750% due 11/1/46	323,398
484,000	A-	2.820% due 9/1/51	340,221
80,000	A-	3.030% due 3/15/52	58,575

		Total Aerospace/Defense	11,747,384

Agriculture — 0.5%
		Altria Group Inc., Company Guaranteed Notes:
40,000	BBB	2.350% due 5/6/25	38,094
130,000	BBB	4.400% due 2/14/26	129,528
600,000	BBB	2.450% due 2/4/32	456,685
807,000	BBB	5.800% due 2/14/39	749,646
80,000	BBB	3.875% due 9/16/46	55,657
500,000	BBB	5.950% due 2/14/49	457,476
82,000	BBB	6.200% due 2/14/59	78,750
		BAT Capital Corp., Company Guaranteed Notes:
181,000	BBB+	3.215% due 9/6/26	169,464
500,000	BBB+	3.557% due 8/15/27	460,322
121,000	BBB+	2.259% due 3/25/28	102,599
1,280,000	BBB+	4.540% due 8/15/47	938,430
150,000	BBB+	3.984% due 9/25/50	102,483
735,000	BBB+	5.650% due 3/16/52	626,418
70,000	BBB+	BAT International Finance PLC, Company Guaranteed Notes, 3.950% due 6/15/25(a)	68,502
150,000	A	Cargill Inc., Senior Unsecured Notes, 1.375% due 7/23/23(a)	147,002
		Imperial Brands Finance PLC, Company Guaranteed Notes:
205,000	BBB	3.500% due 2/11/23(a)	204,868
400,000	BBB	3.125% due 7/26/24(a)	385,220
205,000	BBB	3.500% due 7/26/26(a)	190,274
		Philip Morris International Inc., Senior Unsecured Notes:
110,000	A	2.500% due 11/2/22	109,862
100,000	A	1.125% due 5/1/23	98,351
100,000	A	2.100% due 5/1/30	80,797
60,000	A	4.500% due 3/20/42	49,763
961,000	BBB+	Reynolds American Inc., Company Guaranteed Notes, 5.850% due 8/15/45	827,660

		Total Agriculture	6,527,851

Airlines — 0.3%
44,531	A2(b)	Air Canada Class AA Pass-Through Trust, Pass-Thru Certificates, 3.300% due 1/15/30(a)	39,886
36,505	A-	American Airlines Class AA Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 3.600% due 9/22/27	33,440
285,752	A-	American Airlines Class AA Pass-Through Trust, Series 2016-1, Pass-Thru Certificates, 3.575% due 1/15/28	258,342
41,552	A-	American Airlines Class AA Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 3.200% due 6/15/28	36,113
86,627	A	American Airlines Class AA Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.000% due 10/15/28	78,138
35,220	Baa1(b)	American Airlines Class AA Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 3.650% due 2/15/29	32,327
104,490	B	American Airlines Class B Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 4.400% due 9/22/23	100,610
67,249	B	American Airlines Class B Pass-Through Trust, Series 2016-1, Pass-Thru Certificates, 5.250% due 1/15/24	62,553
50,500	B	American Airlines Class B Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 4.375% due 6/15/24(a)	47,014

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Airlines — 0.3% — (continued)
$602	B	American Airlines Class B Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.750% due 10/15/25	$524
39,694	Ba2(b)	American Airlines Class B Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 4.950% due 2/15/25	36,664
		Delta Air Lines Inc.:
970,000	BBB-	Senior Secured Notes, 7.000% due 5/1/25(a)	1,005,456
		Senior Unsecured Notes:
50,000	B+	3.800% due 4/19/23	49,587
200,000	B+	2.900% due 10/28/24	187,800
210,000	B+	7.375% due 1/15/26	214,181
		Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes:
230,000	Baa1(b)	4.500% due 10/20/25(a)	225,512
120,000	Baa1(b)	4.750% due 10/20/28(a)	114,879
20,000	Ba3(b)	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes, 5.750% due 1/20/26(a)	18,283
170,000	Baa3(b)	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(a)	170,639
95,743	Ba2(b)	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes, 8.000% due 9/20/25(a)	97,361
		United Airlines Class AA Pass-Through Trust, Pass-Thru Certificates:
29,815	A+	3.450% due 12/1/27	27,123
3,681	A2(b)	3.100% due 7/7/28	3,332
40,392	A3(b)	2.875% due 10/7/28	35,667
16,678	A2(b)	3.500% due 3/1/30	14,981
50,258	A2(b)	4.150% due 8/25/31	46,324
77,354	A2(b)	2.700% due 5/1/32	65,613
		United Airlines Class B Pass-Through Trust, Pass-Thru Certificates:
35,570	BB+	4.625% due 9/3/22	35,560
3,688	Ba1(b)	3.650% due 10/7/25	3,355
74,437	Baa3(b)	3.500% due 5/1/28	63,035
		United AirLines Inc., Senior Secured Notes:
130,000	BB-	4.375% due 4/15/26(a)	118,702
810,000	BB-	4.625% due 4/15/29(a)	711,787

		Total Airlines	3,934,788

Apparel — 0.0%
		NIKE Inc., Senior Unsecured Notes:
40,000	AA-	2.400% due 3/27/25	38,747
70,000	AA-	2.750% due 3/27/27	67,065
140,000	AA-	2.850% due 3/27/30	129,141
100,000	AA-	3.250% due 3/27/40	85,188
220,000	AA-	3.375% due 3/27/50	184,200

		Total Apparel	504,341

Auto Manufacturers — 0.5%
		Ford Motor Co., Senior Unsecured Notes:
270,000	BB+	3.250% due 2/12/32	211,769
140,000	BB+	6.100% due 8/19/32	136,524
30,000	BB+	4.750% due 1/15/43	22,476
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
500,000	BB+	4.950% due 5/28/27	470,110
460,000	BB+	2.900% due 2/16/28	385,572
220,000	BB+	2.900% due 2/10/29	178,450
200,000	BB+	5.113% due 5/3/29	186,299
200,000	BB+	4.000% due 11/13/30	167,326

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Auto Manufacturers — 0.5% — (continued)
		General Motors Co., Senior Unsecured Notes:
$70,000	BBB	5.400% due 10/2/23	$70,748
290,000	BBB	6.125% due 10/1/25	298,829
191,000	BBB	5.400% due 10/15/29	186,957
250,000	BBB	6.250% due 10/2/43	242,067
455,000	BBB	5.200% due 4/1/45	384,801
		General Motors Financial Co., Inc.:
		Company Guaranteed Notes:
64,000	BBB	4.000% due 1/15/25	63,268
100,000	BBB	4.350% due 1/17/27	96,755
		Senior Unsecured Notes:
646,000	BBB	2.750% due 6/20/25	610,991
648,000	BBB	3.100% due 1/12/32	524,835
412,000	BBB+	Hyundai Capital America, Senior Unsecured Notes, 2.375% due 2/10/23(a)	408,870
200,000	BBB+	Hyundai Capital Services Inc., Senior Unsecured Notes, 3.750% due 3/5/23(a)	199,569
54,000	BBB-	Nissan Motor Acceptance Co. LLC, Senior Unsecured Notes, 2.750% due 3/9/28(a)	44,952
		Nissan Motor Co., Ltd., Senior Unsecured Notes:
250,000	BBB-	3.043% due 9/15/23(a)	245,668
600,000	BBB-	3.522% due 9/17/25(a)	570,424
300,000	BBB-	4.345% due 9/17/27(a)	278,354
245,000	BBB-	4.810% due 9/17/30(a)	220,032
3,000	A+	Toyota Motor Credit Corp., Senior Unsecured Notes, 3.450% due 9/20/23	2,993

		Total Auto Manufacturers	6,208,639

Banks — 9.1%
450,000	BBB	ABN AMRO Bank NV, Senior Unsecured Notes, 2.470% (1-Year CMT Index + 1.100%) due 12/13/29(a)(c)	378,375
		Banco Santander SA, Senior Unsecured Notes:
200,000	A-	3.848% due 4/12/23	199,705
600,000	A-	2.746% due 5/28/25	564,783
		Bank of America Corp.:
		Senior Unsecured Notes:
450,000	A-	3.004% (3-Month USD-LIBOR + 0.790%) due 12/20/23(c)	448,419
490,000	A-	4.125% due 1/22/24	491,940
379,000	A-	3.550% (3-Month USD-LIBOR + 0.780%) due 3/5/24(c)	377,584
280,000	A-	4.000% due 4/1/24	280,656
170,000	A-	3.841% (SOFR + 1.110%) due 4/25/25(c)	168,440
208,000	A-	2.015% (3-Month USD-LIBOR + 0.640%) due 2/13/26(c)	195,220
746,000	A-	3.384% (SOFR + 1.330%) due 4/2/26(c)	720,542
210,000	A-	3.500% due 4/19/26	204,730
2,272,000	A-	1.319% (SOFR + 1.150%) due 6/19/26(c)	2,069,116
213,000	A-	1.197% (SOFR + 1.010%) due 10/24/26(c)	190,647
740,000	A-	1.658% (SOFR + 0.910%) due 3/11/27(c)	664,284
665,000	A-	1.734% (SOFR + 0.960%) due 7/22/27(c)	591,161
802,000	A-	3.824% (3-Month USD-LIBOR + 1.575%) due 1/20/28(c)	769,336
835,000	A-	2.551% (SOFR + 1.050%) due 2/4/28(c)	758,614
1,439,000	A-	4.376% (SOFR + 1.580%) due 4/27/28(c)	1,405,557
50,000	A-	3.593% (3-Month USD-LIBOR + 1.370%) due 7/21/28(c)	47,191
435,000	A-	3.419% (3-Month USD-LIBOR + 1.040%) due 12/20/28(c)	403,849
934,000	A-	3.970% (3-Month USD-LIBOR + 1.070%) due 3/5/29(c)	886,404
3,375,000	A-	2.087% (SOFR + 1.060%) due 6/14/29(c)	2,877,195
1,302,000	A-	4.271% (3-Month USD-LIBOR + 1.310%) due 7/23/29(c)	1,250,928
875,000	A-	3.974% (3-Month USD-LIBOR + 1.210%) due 2/7/30(c)	823,245
238,000	A-	2.884% (3-Month USD-LIBOR + 1.190%) due 10/22/30(c)	207,369
268,000	A-	2.496% (3-Month USD-LIBOR + 0.990%) due 2/13/31(c)	225,590

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 9.1% — (continued)
$1,508,000	A-	2.592% (SOFR + 2.150%) due 4/29/31(c)	$1,276,613
172,000	A-	1.898% (SOFR + 1.530%) due 7/23/31(c)	136,039
886,000	A-	1.922% (SOFR + 1.370%) due 10/24/31(c)	703,124
825,000	A-	2.687% (SOFR + 1.320%) due 4/22/32(c)	687,101
395,000	A-	2.299% (SOFR + 1.220%) due 7/21/32(c)	317,461
1,309,000	A-	2.572% (SOFR + 1.210%) due 10/20/32(c)	1,073,788
1,764,000	A-	2.972% (SOFR + 1.330%) due 2/4/33(c)	1,487,366
1,714,000	A-	4.571% (SOFR + 1.830%) due 4/27/33(c)	1,642,378
240,000	A-	5.000% due 1/21/44	234,352
710,000	A-	4.330% (3-Month USD-LIBOR + 1.520%) due 3/15/50(c)	638,494
310,000	A-	4.083% (3-Month USD-LIBOR + 3.150%) due 3/20/51(c)	267,302
		Subordinated Notes:
600,000	BBB+	4.200% due 8/26/24	599,485
1,040,000	BBB+	4.000% due 1/22/25	1,032,379
30,000	BBB+	7.250% due 10/15/25	32,386
80,000	BBB+	4.450% due 3/3/26	79,813
20,000	BBB+	4.250% due 10/22/26	19,728
		Bank of Montreal:
300,000	A-	Senior Unsecured Notes, 1.850% due 5/1/25	283,349
50,000	BBB+	Subordinated Notes, 3.803% (5-Year USD Swap Rate + 1.432%) due 12/15/32(c)	45,650
		Bank of New York Mellon Corp. (The), Senior Unsecured Notes:
90,000	A	1.600% due 4/24/25	84,816
74,000	A	3.250% due 5/16/27	71,742
700,000	A	4.289% (SOFR + 1.418%) due 6/13/33(c)	685,719
		Bank of Nova Scotia (The):
170,000	A-	Senior Unsecured Notes, 1.300% due 6/11/25	157,420
180,000	BBB+	Subordinated Notes, 4.588% (5-Year CMT Index + 2.050%) due 5/4/37(c)	163,307
		Barclays PLC:
620,000	BBB	Senior Unsecured Notes, 4.972% (3-Month USD-LIBOR + 1.902%) due 5/16/29(c)	596,244
		Subordinated Notes:
200,000	BB+	5.088% (3-Month USD-LIBOR + 3.054%) due 6/20/30(c)	188,615
213,000	BB+	3.811% (1-Year CMT Index + 1.700%) due 3/10/42(c)	154,470
		BNP Paribas SA:
		Senior Unsecured Notes:
470,000	A-	4.705% (3-Month USD-LIBOR + 2.235%) due 1/10/25(a)(c)	469,237
200,000	A-	2.819% (3-Month USD-LIBOR + 1.111%) due 11/19/25(a)(c)	190,107
220,000	A-	2.219% (SOFR + 2.074%) due 6/9/26(a)(c)	202,999
750,000	A-	4.400% due 8/14/28(a)	715,701
200,000	A-	2.871% (SOFR + 1.387%) due 4/19/32(a)(c)	162,687
200,000	BBB+	Subordinated Notes, 4.375% (5-Year USD Swap Rate + 1.483%) due 3/1/33(a)(c)	182,345
		Citigroup Inc.:
220,000	BB+	Junior Subordinated Notes, 5.950% (3-Month USD-LIBOR + 3.905%)(c)(d)	211,127
		Senior Unsecured Notes:
180,000	BBB+	1.678% (SOFR + 1.667%) due 5/15/24(c)	176,842
120,000	BBB+	3.106% (SOFR + 2.842%) due 4/8/26(c)	115,374
200,000	BBB+	3.070% (SOFR + 1.280%) due 2/24/28(c)	185,483
70,000	BBB+	4.658% (SOFR + 1.887%) due 5/24/28(c)	69,175
100,000	BBB+	3.980% (3-Month USD-LIBOR + 1.338%) due 3/20/30(c)	93,800
815,000	BBB+	2.976% (SOFR + 1.422%) due 11/5/30(c)	713,049
210,000	BBB+	4.412% (SOFR + 3.914%) due 3/31/31(c)	200,564
70,000	BBB+	2.572% (SOFR + 2.107%) due 6/3/31(c)	58,719
520,000	BBB+	2.561% (SOFR + 1.167%) due 5/1/32(c)	429,503
160,000	BBB+	2.520% (SOFR + 1.177%) due 11/3/32(c)	129,785
2,760,000	BBB+	3.057% (SOFR + 1.351%) due 1/25/33(c)	2,340,629
250,000	BBB+	3.785% (SOFR + 1.939%) due 3/17/33(c)	225,519

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 9.1% — (continued)
$220,000	BBB+	4.910% (SOFR + 2.086%) due 5/24/33(c)	$216,018
314,000	BBB+	8.125% due 7/15/39	411,800
196,000	BBB+	4.650% due 7/30/45	180,804
70,000	BBB+	4.650% due 7/23/48	66,341
		Subordinated Notes:
890,000	BBB	4.400% due 6/10/25	887,031
250,000	BBB	5.500% due 9/13/25	256,771
890,000	BBB	4.300% due 11/20/26	879,575
30,000	BBB	6.625% due 6/15/32	32,694
100,000	BBB	6.675% due 9/13/43	113,674
286,000	BBB	5.300% due 5/6/44	279,824
30,000	BBB	4.750% due 5/18/46	27,144
142,000	BBB+	Citizens Financial Group Inc., Senior Unsecured Notes, 2.850% due 7/27/26	134,759
58,000	AA-	Commonwealth Bank of Australia, Senior Unsecured Notes, 3.900% due 7/12/47(a)	51,257
		Cooperatieve Rabobank UA:
990,000	BBB+	Company Guaranteed Notes, 4.375% due 8/4/25	974,507
270,000	A-	Senior Unsecured Notes, 3.758% (1-Year CMT Index + 1.420%) due 4/6/33(a)(c)	240,583
500,000	A-	Credit Agricole SA, Senior Unsecured Notes, 1.907% (SOFR + 1.676%) due 6/16/26(a)(c)	459,713
		Credit Suisse AG, Senior Unsecured Notes:
250,000	A	2.950% due 4/9/25	237,320
250,000	A	5.000% due 7/9/27	243,215
		Credit Suisse Group AG:
760,000	B+	Junior Subordinated Notes, 9.750% (5-Year CMT Index + 6.383%)(a)(c)(d)	773,300
		Senior Unsecured Notes:
320,000	BBB	4.550% due 4/17/26	307,262
370,000	BBB	2.193% (SOFR + 2.044%) due 6/5/26(a)(c)	330,444
900,000	BBB	1.305% (SOFR + 0.980%) due 2/2/27(a)(c)	759,562
60,000	BBB	3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(a)(c)	52,115
250,000	BBB	4.194% (SOFR + 3.730%) due 4/1/31(a)(c)	210,686
1,850,000	BBB	3.091% (SOFR + 1.730%) due 5/14/32(a)(c)	1,402,733
1,420,000	BBB	6.537% (SOFR + 3.920%) due 8/12/33(a)(c)	1,360,452
		Danske Bank AS, Senior Unsecured Notes:
200,000	BBB+	3.875% due 9/12/23(a)	198,205
800,000	BBB+	5.375% due 1/12/24(a)	806,629
240,000	BBB+	3.244% (3-Month USD-LIBOR + 1.591%) due 12/20/25(a)(c)	229,173
315,000	A+	1.549% (1-Year CMT Index + 0.730%) due 9/10/27(a)(c)	272,832
260,000	BBB+	4.298% (1-Year CMT Index + 1.750%) due 4/1/28(a)(c)	243,526
		Deutsche Bank AG, Senior Unsecured Notes:
150,000	BBB-	1.447% (SOFR + 1.131%) due 4/1/25(c)	140,121
38,000	BBB-	4.100% due 1/13/26	37,181
188,000	BBB-	2.129% (SOFR + 1.870%) due 11/24/26(c)	165,915
645,000	A	DNB Bank ASA, Senior Unsecured Notes, 1.127% (1-Year CMT Index + 0.850%) due 9/16/26(a)(c)	576,281
11,000	BB+	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000% (3-Month USD-LIBOR + 0.768%)(c)(d)	8,662
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
565,000	BBB+	3.200% due 2/23/23	564,112
1,120,000	BBB+	1.217% due 12/6/23	1,082,162
265,000	BBB+	0.657% (SOFR + 0.505%) due 9/10/24(c)	254,301
640,000	BBB+	0.925% (SOFR + 0.486%) due 10/21/24(c)	612,979
57,000	BBB+	1.757% (SOFR + 0.730%) due 1/24/25(c)	54,827
183,000	BBB+	3.500% due 4/1/25	179,159
145,000	BBB+	3.272% (3-Month USD-LIBOR + 1.201%) due 9/29/25(c)	141,349
163,000	BBB+	0.855% (SOFR + 0.609%) due 2/12/26(c)	148,552

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 9.1% — (continued)
$15,000	BBB+	4.075% (3-Month USD-LIBOR + 1.170%) due 5/15/26(c)	$14,901
150,000	BBB+	3.500% due 11/16/26	144,252
220,000	BBB+	1.093% (SOFR + 0.789%) due 12/9/26(c)	196,153
685,000	BBB+	1.431% (SOFR + 0.798%) due 3/9/27(c)	611,268
1,240,000	BBB+	1.542% (SOFR + 0.818%) due 9/10/27(c)	1,092,352
3,883,000	BBB+	2.640% (SOFR + 1.114%) due 2/24/28(c)	3,528,415
1,051,000	BBB+	3.615% (SOFR + 1.846%) due 3/15/28(c)	996,735
2,000	BBB+	4.482% (SOFR + 1.725%) due 8/23/28(c)	1,958
620,000	BBB+	3.814% (3-Month USD-LIBOR + 1.158%) due 4/23/29(c)	581,944
1,330,000	BBB+	4.223% (3-Month USD-LIBOR + 1.301%) due 5/1/29(c)	1,275,017
295,000	BBB+	1.992% (SOFR + 1.090%) due 1/27/32(c)	234,049
2,992,000	BBB+	2.615% (SOFR + 1.281%) due 4/22/32(c)	2,471,014
1,599,000	BBB+	2.383% (SOFR + 1.248%) due 7/21/32(c)	1,298,849
1,900,000	BBB+	2.650% (SOFR + 1.264%) due 10/21/32(c)	1,569,392
1,373,000	BBB+	3.102% (SOFR + 1.410%) due 2/24/33(c)	1,171,030
210,000	BBB+	6.250% due 2/1/41	234,667
30,000	BBB+	3.210% (SOFR + 1.513%) due 4/22/42(c)	23,041
70,000	BBB+	2.908% (SOFR + 1.472%) due 7/21/42(c)	51,271
100,000	BBB+	4.750% due 10/21/45	94,782
		Subordinated Notes:
600,000	BBB	4.250% due 10/21/25	593,008
460,000	BBB	6.750% due 10/1/37	512,354
290,000	BBB	5.150% due 5/22/45	276,329
		HSBC Holdings PLC:
		Senior Unsecured Notes:
105,000	A-	4.292% (3-Month USD-LIBOR + 1.348%) due 9/12/26(c)	102,115
485,000	A-	1.589% (SOFR + 1.290%) due 5/24/27(c)	423,206
1,216,000	A-	2.251% (SOFR + 1.100%) due 11/22/27(c)	1,073,831
405,000	A-	4.755% (SOFR + 2.110%) due 6/9/28(c)	391,375
2,070,000	A-	2.206% (SOFR + 1.285%) due 8/17/29(c)	1,717,487
420,000	A-	3.973% (3-Month USD-LIBOR + 1.610%) due 5/22/30(c)	382,587
350,000	A-	2.804% (SOFR + 1.187%) due 5/24/32(c)	278,628
230,000	A-	2.871% (SOFR + 1.410%) due 11/22/32(c)	183,436
		Subordinated Notes:
220,000	BBB	4.762% (SOFR + 2.530%) due 3/29/33(c)	196,333
190,000	BBB	6.500% due 9/15/37	198,162
		Intesa Sanpaolo SpA:
200,000	BBB	Senior Unsecured Notes, 3.375% due 1/12/23(a)	199,033
200,000	BB+	Subordinated Notes, 5.017% due 6/26/24(a)	191,462
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
1,497,000	A-	3.559% (3-Month USD-LIBOR + 0.730%) due 4/23/24(c)	1,489,903
460,000	A-	1.514% (SOFR + 1.455%) due 6/1/24(c)	450,278
430,000	A-	4.023% (3-Month USD-LIBOR + 1.000%) due 12/5/24(c)	428,380
240,000	A-	3.845% (SOFR + 0.980%) due 6/14/25(c)	237,881
435,000	A-	0.969% (3-Month Term SOFR + 0.580%) due 6/23/25(c)	407,883
1,080,000	A-	1.561% (SOFR + 0.605%) due 12/10/25(c)	1,009,390
1,173,000	A-	2.595% (SOFR + 0.915%) due 2/24/26(c)	1,113,719
671,000	A-	2.005% (3-Month Term SOFR + 1.585%) due 3/13/26(c)	629,846
280,000	A-	2.083% (SOFR + 1.850%) due 4/22/26(c)	262,150
644,000	A-	3.960% (3-Month USD-LIBOR + 1.245%) due 1/29/27(c)	627,644
1,797,000	A-	1.578% (SOFR + 0.885%) due 4/22/27(c)	1,606,196
360,000	A-	1.470% (SOFR + 0.765%) due 9/22/27(c)	316,106
2,955,000	A-	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(c)	2,839,870
1,001,000	A-	4.323% (SOFR + 1.560%) due 4/26/28(c)	979,914

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 9.1% — (continued)
$915,000	A-	2.182% (SOFR + 1.890%) due 6/1/28(c)	$815,054
846,000	A-	4.005% (3-Month USD-LIBOR + 1.120%) due 4/23/29(c)	802,820
40,000	A-	2.069% (SOFR + 1.015%) due 6/1/29(c)	34,290
480,000	A-	4.203% (3-Month USD-LIBOR + 1.260%) due 7/23/29(c)	460,126
697,000	A-	4.452% (3-Month USD-LIBOR + 1.330%) due 12/5/29(c)	673,368
717,000	A-	3.702% (3-Month USD-LIBOR + 1.160%) due 5/6/30(c)	661,570
400,000	A-	4.565% (SOFR + 1.750%) due 6/14/30(c)	389,255
345,000	A-	2.739% (SOFR + 1.510%) due 10/15/30(c)	299,640
150,000	A-	2.522% (SOFR + 2.040%) due 4/22/31(c)	127,318
2,330,000	A-	2.580% (SOFR + 1.250%) due 4/22/32(c)	1,931,522
601,000	A-	2.545% (SOFR + 1.180%) due 11/8/32(c)	495,959
403,000	A-	2.963% (SOFR + 1.260%) due 1/25/33(c)	343,494
200,000	A-	3.964% (3-Month USD-LIBOR + 1.380%) due 11/15/48(c)	168,016
50,000	A-	3.109% (SOFR + 2.440%) due 4/22/51(c)	36,289
		Subordinated Notes:
270,000	BBB+	3.875% due 9/10/24	269,034
210,000	BBB+	4.250% due 10/1/27	208,266
490,000	BBB+	4.950% due 6/1/45	472,149
189,000	BBB+	KeyCorp, Senior Unsecured Notes, 2.250% due 4/6/27	170,289
		Lloyds Banking Group PLC:
		Senior Unsecured Notes:
1,875,000	BBB+	2.907% (3-Month USD-LIBOR + 0.810%) due 11/7/23(c)	1,869,639
400,000	BBB+	3.900% due 3/12/24	398,472
273,000	BBB+	3.750% due 1/11/27	260,892
350,000	BBB+	1.627% (1-Year CMT Index + 0.850%) due 5/11/27(c)	309,785
468,000	BBB+	4.375% due 3/22/28	453,270
200,000	BBB+	4.550% due 8/16/28	194,438
530,000	BBB+	4.976% (1-Year CMT Index + 2.300%) due 8/11/33(c)	506,425
245,000	BBB-	Subordinated Notes, 4.582% due 12/10/25	239,098
		Macquarie Group Ltd., Senior Unsecured Notes:
540,000	BBB+	1.201% (SOFR + 0.694%) due 10/14/25(a)(c)	498,837
540,000	BBB+	1.340% (SOFR + 1.069%) due 1/12/27(a)(c)	473,423
600,000	BBB+	4.442% (SOFR + 2.405%) due 6/21/33(a)(c)	547,122
		Mizuho Financial Group Inc., Senior Unsecured Notes:
538,000	A-	2.839% (SOFR + 1.242%) due 7/16/25(c)	518,378
200,000	A-	2.201% (SOFR + 1.772%) due 7/10/31(c)	161,153
745,000	A-	1.979% (SOFR + 1.532%) due 9/8/31(c)	590,897
200,000	A-	2.260% (1-Year CMT Index + 0.900%) due 7/9/32(c)	158,563
250,000	AA+	National Securities Clearing Corp., Senior Unsecured Notes, 1.500% due 4/23/25(a)	234,551
		NatWest Group PLC, Senior Unsecured Notes:
200,000	BBB	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(c)	198,984
990,000	BBB	4.269% (3-Month USD-LIBOR + 1.762%) due 3/22/25(c)	979,583
400,000	BBB	5.076% (3-Month USD-LIBOR + 1.905%) due 1/27/30(c)	389,919
33,000	A+	Northern Trust Corp., Senior Unsecured Notes, 3.150% due 5/3/29	30,957
		Royal Bank of Canada, Senior Unsecured Notes:
260,000	A	1.600% due 4/17/23	256,863
160,000	A	1.150% due 6/10/25	147,579
30,000	BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 4.500% due 7/17/25	29,888
		Santander UK Group Holdings PLC, Senior Unsecured Notes:
180,000	BBB	4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(c)	179,462
200,000	BBB	1.089% (SOFR + 0.787%) due 3/15/25(c)	187,288
990,000	BBB	1.532% (1-Year CMT Index + 1.250%) due 8/21/26(c)	886,212
1,440,000	BBB	1.673% (SOFR + 0.989%) due 6/14/27(c)	1,249,845
535,000	BBB-	Santander UK PLC, Subordinated Notes, 5.000% due 11/7/23(a)	535,554

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 9.1% — (continued)
		State Street Corp., Senior Unsecured Notes:
$238,000	A	4.421% (SOFR + 1.605%) due 5/13/33(c)	$235,189
10,000	A	4.164% (SOFR + 1.726%) due 8/4/33(c)	9,692
		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
96,000	A-	3.544% due 1/17/28	91,210
200,000	A-	2.750% due 1/15/30	172,999
200,000	A+	Swedbank AB, Senior Unsecured Notes, 1.300% due 6/2/23(a)	195,843
96,000	BBB-	Synovus Financial Corp., Senior Unsecured Notes, 3.125% due 11/1/22	95,892
		Toronto-Dominion Bank (The), Senior Unsecured Notes:
310,000	A	0.750% due 6/12/23	303,033
150,000	A	1.150% due 6/12/25	138,269
360,000	A	4.456% due 6/8/32	354,102
1,070,000	BB	UBS Group AG, Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.344%)(a)(c)(d)	1,047,837
		US Bancorp:
350,000	A+	Senior Unsecured Notes, 1.450% due 5/12/25	328,176
56,000	A	Subordinated Notes, 3.100% due 4/27/26	54,003
		Wells Fargo & Co.:
50,000	BB+	Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 3.990%)(c)(d)	49,874
		Senior Unsecured Notes:
270,000	BBB+	3.750% due 1/24/24	269,409
300,000	BBB+	2.188% (SOFR + 2.000%) due 4/30/26(c)	281,035
29,000	BBB+	4.540% (SOFR + 1.560%) due 8/15/26(c)	28,811
260,000	BBB+	3.000% due 10/23/26	246,140
379,000	BBB+	3.526% (SOFR + 1.510%) due 3/24/28(c)	358,895
2,759,000	BBB+	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(c)	2,608,835
916,000	BBB+	4.150% due 1/24/29	890,486
650,000	BBB+	2.879% (SOFR + 1.432%) due 10/30/30(c)	571,915
100,000	BBB+	4.478% (SOFR + 4.032%) due 4/4/31(c)	96,537
1,870,000	BBB+	3.350% (SOFR + 1.500%) due 3/2/33(c)	1,645,610
811,000	BBB+	4.897% (SOFR + 2.100%) due 7/25/33(c)	799,237
2,300,000	BBB+	5.013% (SOFR + 4.502%) due 4/4/51(c)	2,258,752
49,000	BBB+	4.611% (SOFR + 2.130%) due 4/25/53(c)	45,385
		Subordinated Notes:
169,000	BBB	4.480% due 1/16/24	170,240
230,000	BBB	5.375% due 11/2/43	230,578
110,000	BBB	5.606% due 1/15/44	111,889
280,000	BBB	4.650% due 11/4/44	253,787
450,000	BBB	4.900% due 11/17/45	418,085
40,000	BBB	4.400% due 6/14/46	35,214
160,000	BBB	4.750% due 12/7/46	146,875

		Total Banks	123,437,182

Beverages — 0.5%
		Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
340,000	BBB+	3.650% due 2/1/26	334,737
775,000	BBB+	4.700% due 2/1/36	749,266
1,540,000	BBB+	4.900% due 2/1/46	1,468,484
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
140,000	BBB+	4.000% due 4/13/28	138,722
81,000	BBB+	4.750% due 1/23/29	82,857
260,000	BBB+	3.500% due 6/1/30	245,212
160,000	BBB+	4.350% due 6/1/40	146,241
44,000	BBB+	4.600% due 4/15/48	40,105
270,000	BBB+	5.550% due 1/23/49	282,192

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Beverages — 0.5% — (continued)
$270,000	BBB+	4.500% due 6/1/50	$245,816
2,000	BBB+	4.750% due 4/15/58	1,835
650,000	BBB-	Bacardi Ltd., Company Guaranteed Notes, 4.450% due 5/15/25(a)	639,557
		Coca-Cola Co. (The), Senior Unsecured Notes:
110,000	A+	3.375% due 3/25/27	108,968
160,000	A+	1.450% due 6/1/27	144,899
10,000	A+	2.500% due 6/1/40	7,755
60,000	A+	2.600% due 6/1/50	44,011
		Constellation Brands Inc., Senior Unsecured Notes:
100,000	BBB	3.600% due 5/9/24	99,377
130,000	BBB	4.350% due 5/9/27	129,841
30,000	BBB	2.250% due 8/1/31	24,554
455,000	BBB	4.750% due 5/9/32	450,118
		PepsiCo Inc., Senior Unsecured Notes:
180,000	A+	0.750% due 5/1/23	176,955
20,000	A+	2.625% due 3/19/27	19,013
150,000	A+	1.625% due 5/1/30	127,165
60,000	A+	2.875% due 10/15/49	47,033
355,000	BBB	Suntory Holdings Ltd., Senior Unsecured Notes, 2.250% due 10/16/24(a)	336,332

		Total Beverages	6,091,045

Biotechnology — 0.1%
		Amgen Inc., Senior Unsecured Notes:
70,000	A-	3.625% due 5/22/24	69,783
358,000	A-	3.000% due 2/22/29	330,040
92,000	A-	2.800% due 8/15/41	69,308
122,000	A-	4.400% due 5/1/45	110,302
33,000	A-	4.663% due 6/15/51	31,086
91,000	A-	4.200% due 2/22/52	79,683
177,000	BBB+	Biogen Inc., Senior Unsecured Notes, 3.150% due 5/1/50	120,991
65,000	A+	Celgene Corp., Senior Unsecured Notes, 3.900% due 2/20/28	64,752
		Gilead Sciences Inc., Senior Unsecured Notes:
160,000	BBB+	3.700% due 4/1/24	159,800
60,000	BBB+	3.650% due 3/1/26	59,041
64,000	BBB+	2.600% due 10/1/40	46,761
218,000	BBB+	4.800% due 4/1/44	210,320
130,000	BBB+	4.750% due 3/1/46	125,043
275,000	B	Grifols Escrow Issuer SA, Senior Unsecured Notes, 4.750% due 10/15/28(a)	229,591

		Total Biotechnology	1,706,501

Building Materials — 0.0%
30,000	BB-	Builders FirstSource Inc., Company Guaranteed Notes, 4.250% due 2/1/32(a)	23,984

Chemicals — 0.2%
58,000	BBB	Dow Chemical Co., Senior Unsecured Notes, 5.550% due 11/30/48	58,809
479,000	BBB+	DuPont de Nemours Inc., Senior Unsecured Notes, 4.493% due 11/15/25	483,009
4,000	BBB	Eastman Chemical Co., Senior Unsecured Notes, 4.500% due 12/1/28	3,917
69,000	A-	Ecolab Inc., Senior Unsecured Notes, 2.750% due 8/18/55	48,639
400,000	BBB	Equate Petrochemical BV, Company Guaranteed Notes, 4.250% due 11/3/26(a)	393,558
841,000	BBB	International Flavors & Fragrances Inc., Senior Unsecured Notes, 2.300% due 11/1/30(a)	691,477
87,000	BBB	LYB International Finance III LLC, Company Guaranteed Notes, 4.200% due 5/1/50	70,744
30,000	BBB	Monsanto Co., Senior Unsecured Notes, 4.400% due 7/15/44	22,509
		OCP SA, Senior Unsecured Notes:
200,000	BB+	4.500% due 10/22/25(a)	196,167
200,000	BB+	3.750% due 6/23/31(a)	165,222
200,000	BB+	5.125% due 6/23/51(a)	144,242

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Chemicals — 0.2% — (continued)
		Orbia Advance Corp. SAB de CV, Company Guaranteed Notes:
$270,000	BBB-	1.875% due 5/11/26(a)	$241,812
260,000	BBB-	2.875% due 5/11/31(a)	215,226
34,000	BBB	Sherwin-Williams Co. (The), Senior Unsecured Notes, 4.500% due 6/1/47	30,441
84,000	BBB	Westlake Corp., Senior Unsecured Notes, 3.375% due 8/15/61	55,553

		Total Chemicals	2,821,325

Commercial Services — 0.3%
550,000	BB-	ADT Security Corp. (The), Senior Secured Notes, 4.125% due 6/15/23	543,835
		Block Inc., Senior Unsecured Notes:
189,000	BB	2.750% due 6/1/26	168,099
288,000	BB	3.500% due 6/1/31	237,351
		Cintas Corp. No 2, Company Guaranteed Notes:
110,000	A-	3.700% due 4/1/27	108,675
90,000	A-	4.000% due 5/1/32	88,438
		Global Payments Inc., Senior Unsecured Notes:
225,000	BBB-	4.950% due 8/15/27	223,357
522,000	BBB-	3.200% due 8/15/29	457,450
345,000	BBB-	2.900% due 5/15/30	291,447
230,000	BBB-	5.400% due 8/15/32	226,239
283,000	BBB-	5.950% due 8/15/52	274,738
		Moody’s Corp., Senior Unsecured Notes:
39,000	BBB+	3.250% due 1/15/28	36,834
89,000	BBB+	3.750% due 2/25/52	72,988
108,000	BBB+	3.100% due 11/29/61	74,304
		PayPal Holdings Inc., Senior Unsecured Notes:
140,000	A-	1.650% due 6/1/25	131,941
100,000	A-	2.300% due 6/1/30	86,222
		RELX Capital Inc., Company Guaranteed Notes:
305,000	BBB+	3.500% due 3/16/23	304,201
59,000	BBB+	4.000% due 3/18/29	57,186
447,000	BBB+	3.000% due 5/22/30	402,883
60,000	B	Rent-A-Center Inc., Company Guaranteed Notes, 6.375% due 2/15/29(a)	50,693
450,000	A3(b)	S&P Global Inc., Company Guaranteed Notes, 4.750% due 8/1/28(a)	461,379
		United Rentals North America Inc.:
		Company Guaranteed Notes:
50,000	BB+	3.875% due 2/15/31	43,304
120,000	BB+	3.750% due 1/15/32	99,966
20,000	BBB-	Secured Notes, 3.875% due 11/15/27	18,606
60,000	B-	WASH Multifamily Acquisition Inc., Senior Secured Notes, 5.750% due 4/15/26(a)	57,917

		Total Commercial Services	4,518,053

Computers — 0.4%
		Apple Inc., Senior Unsecured Notes:
300,000	AA+	2.400% due 5/3/23	298,047
290,000	AA+	1.125% due 5/11/25	271,270
280,000	AA+	2.450% due 8/4/26	266,787
550,000	AA+	3.350% due 2/9/27	541,656
360,000	AA+	2.900% due 9/12/27	345,457
55,000	AA+	3.850% due 5/4/43	50,812
		Dell International LLC/EMC Corp.:
71,000	BBB	Company Guaranteed Notes, 3.450% due 12/15/51(a)	46,521
52,000	BBB	Senior Unsecured Notes, 8.350% due 7/15/46	63,201
41,000	BBB	Hewlett Packard Enterprise Co., Senior Unsecured Notes, 6.350% due 10/15/45	41,176
59,000	BBB	HP Inc., Senior Unsecured Notes, 2.650% due 6/17/31	47,087

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Computers — 0.4% — (continued)
		International Business Machines Corp., Senior Unsecured Notes:
$680,000	A-	3.000% due 5/15/24	$672,312
101,000	A-	3.300% due 1/27/27	98,010
100,000	A-	4.250% due 5/15/49	89,334
118,000	A-	3.430% due 2/9/52	90,410
800,000	BBB-	Leidos Inc., Company Guaranteed Notes, 4.375% due 5/15/30	741,321
235,000	BBB-	Lenovo Group Ltd., Senior Unsecured Notes, 6.536% due 7/27/32(a)	233,788
850,000	BB+	Seagate HDD Cayman, Company Guaranteed Notes, 4.091% due 6/1/29	727,885
315,000	BB+	Western Digital Corp., Senior Unsecured Notes, 2.850% due 2/1/29	257,396

		Total Computers	4,882,470

Cosmetics/Personal Care — 0.0%
560,000	BBB	GSK Consumer Healthcare Capital US LLC, Company Guaranteed Notes, 3.625% due 3/24/32(a)	498,465
		Procter & Gamble Co. (The), Senior Unsecured Notes:
30,000	AA-	2.800% due 3/25/27	28,964
80,000	AA-	3.000% due 3/25/30	75,582

		Total Cosmetics/Personal Care	603,011

Distribution/Wholesale — 0.0%
10,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 3.875% due 12/15/28(a)	8,461

Diversified Financial Services — 0.9%
		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
280,000	BBB	4.875% due 1/16/24	278,895
190,000	BBB	3.150% due 2/15/24	184,360
2,180,000	BBB	2.450% due 10/29/26	1,926,425
540,000	BBB	3.000% due 10/29/28	460,293
1,215,000	BBB	3.300% due 1/30/32	983,786
		Air Lease Corp., Senior Unsecured Notes:
495,000	BBB	3.250% due 3/1/25	473,555
200,000	BBB	3.375% due 7/1/25	190,262
725,000	BBB	2.875% due 1/15/26	670,034
		American Express Co., Senior Unsecured Notes:
190,000	BBB+	3.375% due 5/3/24	187,989
144,000	BBB+	2.550% due 3/4/27	134,003
300,000	BBB+	4.050% due 5/3/29	291,828
		Avolon Holdings Funding Ltd.:
		Company Guaranteed Notes:
285,000	BBB-	2.875% due 2/15/25(a)	261,734
75,000	BBB-	3.250% due 2/15/27(a)	65,035
1,563,000	BBB-	2.528% due 11/18/27(a)	1,280,037
230,000	BBB-	Senior Unsecured Notes, 2.750% due 2/21/28(a)	187,909
132,000	BBB	Capital One Financial Corp., Senior Unsecured Notes, 1.878% (SOFR + 0.855%) due 11/2/27(c)	116,576
435,000	A	Charles Schwab Corp. (The), Senior Unsecured Notes, 2.900% due 3/3/32	385,006
100,000	AA-	CME Group Inc., Senior Unsecured Notes, 3.750% due 6/15/28	98,475
255,000	BBB-	Discover Financial Services, Senior Unsecured Notes, 4.500% due 1/30/26	250,147
		Intercontinental Exchange Inc., Senior Unsecured Notes:
339,000	A-	4.350% due 6/15/29	336,364
397,000	A-	2.100% due 6/15/30	336,496
480,000	A-	1.850% due 9/15/32	380,853
680,000	A-	4.600% due 3/15/33	676,690
60,000	A-	4.950% due 6/15/52	60,251
30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(a)	29,671
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/18/17#(f)(g)	–

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 0.9% — (continued)
$535,000	A	LSEGA Financing PLC, Company Guaranteed Notes, 2.000% due 4/6/28(a)	$469,879
30,000	A+	Mastercard Inc., Senior Unsecured Notes, 3.850% due 3/26/50	27,331
		Nomura Holdings Inc., Senior Unsecured Notes:
230,000	BBB+	3.103% due 1/16/30	196,492
200,000	BBB+	2.608% due 7/14/31	160,640
60,000	BBB-	Park Aerospace Holdings Ltd., Company Guaranteed Notes, 5.500% due 2/15/24(a)	59,306
220,000	BBB+	Raymond James Financial Inc., Senior Unsecured Notes, 4.950% due 7/15/46	214,613
		Synchrony Financial, Senior Unsecured Notes:
6,000	BBB-	4.500% due 7/23/25	5,880
47,000	BBB-	3.700% due 8/4/26	44,150
150,000	AA	USAA Capital Corp., Senior Unsecured Notes, 2.125% due 5/1/30(a)	128,843
		Visa Inc., Senior Unsecured Notes:
420,000	AA-	3.150% due 12/14/25	411,018
110,000	AA-	2.050% due 4/15/30	96,817
310,000	AA-	4.300% due 12/14/45	299,692

		Total Diversified Financial Services	12,361,335

Electric — 1.3%
		AEP Texas Inc., Senior Unsecured Notes:
82,000	A-	3.450% due 1/15/50	63,339
191,000	A-	3.450% due 5/15/51	148,870
		AEP Transmission Co. LLC, Senior Unsecured Notes:
505,000	A-	3.750% due 12/1/47	423,050
120,000	A-	2.750% due 8/15/51	84,540
200,000	A-	4.500% due 6/15/52	191,726
		Alabama Power Co., Senior Unsecured Notes:
17,000	A-	5.200% due 6/1/41	17,163
64,000	A-	3.700% due 12/1/47	53,481
60,000	A-	3.450% due 10/1/49	47,685
161,000	A	Ameren Illinois Co., 1st Mortgage Notes, 3.250% due 3/15/50	125,318
150,000	BBB	American Transmission Systems Inc., Senior Unsecured Notes, 2.650% due 1/15/32(a)	126,700
		Baltimore Gas & Electric Co., Senior Unsecured Notes:
6,000	A	3.500% due 8/15/46	4,956
150,000	A	3.750% due 8/15/47	129,062
130,000	A	3.200% due 9/15/49	101,320
67,000	A	2.900% due 6/15/50	49,466
223,000	A	4.550% due 6/1/52	213,745
		CenterPoint Energy Houston Electric LLC:
		1st Mortgage Notes:
146,000	A	3.350% due 4/1/51	118,725
126,000	A	3.600% due 3/1/52	107,285
15,000	A	General Refinance Mortgage, 3.950% due 3/1/48	13,488
		Commonwealth Edison Co., 1st Mortgage Notes:
78,000	A	3.125% due 3/15/51	60,055
128,000	A	3.850% due 3/15/52	112,361
		Consolidated Edison Co. of New York Inc., Senior Unsecured Notes:
60,000	A-	3.350% due 4/1/30	56,515
40,000	A-	3.950% due 4/1/50	34,780
		Consumers Energy Co., 1st Mortgage Notes:
256,000	A	3.500% due 8/1/51	212,630
91,000	A	2.650% due 8/15/52	64,259
		DTE Electric Co., General Refinance Mortgage:
30,000	A	4.050% due 5/15/48	27,373
250,000	A	3.950% due 3/1/49	225,828
48,000	A	3.650% due 3/1/52	41,184

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.3% — (continued)
		Duke Energy Carolinas LLC, 1st Mortgage Notes:
$22,000	A	3.950% due 11/15/28	$21,685
500,000	A	4.250% due 12/15/41	460,851
205,000	A	3.200% due 8/15/49	160,892
395,000	A	3.550% due 3/15/52	327,229
		Duke Energy Corp., Senior Unsecured Notes:
159,000	BBB	2.450% due 6/1/30	135,230
500,000	BBB	2.550% due 6/15/31	419,979
		Duke Energy Florida LLC, 1st Mortgage Notes:
334,000	A	2.500% due 12/1/29	298,202
504,000	A	1.750% due 6/15/30	420,477
24,000	A	4.200% due 7/15/48	22,137
335,000	A	Duke Energy Ohio Inc., 1st Mortgage Notes, 3.650% due 2/1/29	320,252
		Duke Energy Progress LLC, 1st Mortgage Notes:
130,000	A	3.450% due 3/15/29	124,350
162,000	A	4.100% due 5/15/42	145,788
48,000	A	4.100% due 3/15/43	43,121
67,000	A	2.900% due 8/15/51	49,267
		Edison International, Senior Unsecured Notes:
91,000	BBB-	4.950% due 4/15/25	91,203
72,000	BBB-	5.750% due 6/15/27	73,133
87,000	A	Entergy Arkansas LLC, 1st Mortgage Notes, 3.350% due 6/15/52	68,070
		Entergy Louisiana LLC:
		1st Mortgage Notes:
168,000	A	1.600% due 12/15/30	134,866
513,000	A	2.350% due 6/15/32	425,940
60,000	A	2.900% due 3/15/51	43,280
47,000	A	Collateral Trust, 3.050% due 6/1/31	42,226
98,000	A	Entergy Mississippi LLC, 1st Mortgage Notes, 3.500% due 6/1/51	79,266
125,000	A	Entergy Texas Inc., 1st Mortgage Notes, 3.450% due 12/1/27	120,201
		Exelon Corp., Senior Unsecured Notes:
143,000	BBB	5.625% due 6/15/35	150,703
143,000	BBB	4.700% due 4/15/50	135,187
114,000	BBB	4.100% due 3/15/52(a)	99,140
		FirstEnergy Corp., Senior Unsecured Notes:
60,000	BB+	1.600% due 1/15/26	54,250
310,000	BB+	4.400% due 7/15/27	294,131
		Florida Power & Light Co., 1st Mortgage Notes:
453,000	A+	3.950% due 3/1/48	414,360
540,000	A+	3.990% due 3/1/49	495,652
400,000	BBB+	ITC Holdings Corp., Senior Unsecured Notes, 4.050% due 7/1/23	400,088
700,000	BBB	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(a)	696,957
485,000	BBB	Metropolitan Edison Co., Senior Unsecured Notes, 4.300% due 1/15/29(a)	475,317
		MidAmerican Energy Co., 1st Mortgage Notes:
255,000	A+	3.100% due 5/1/27	244,889
100,000	A+	3.650% due 4/15/29	97,285
100,000	A+	3.150% due 4/15/50	78,314
430,000	BBB+	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 5.000% due 7/15/32	439,384
		Northern States Power Co., 1st Mortgage Notes:
114,000	A	2.900% due 3/1/50	86,111
85,000	A	2.600% due 6/1/51	60,566
50,000	A	3.200% due 4/1/52	39,402
		NRG Energy Inc., Senior Secured Notes:
155,000	BBB-	2.450% due 12/2/27(a)	133,083
122,000	BBB-	4.450% due 6/15/29(a)	110,826

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Electric — 1.3% — (continued)
			Ohio Power Co., Senior Unsecured Notes:
$29,000		A-	4.000% due 6/1/49	$24,612
118,000		A-	2.900% due 10/1/51	84,900
			Oncor Electric Delivery Co. LLC, Senior Secured Notes:
168,000		A+	3.700% due 11/15/28	163,234
90,000		A+	4.150% due 6/1/32(a)	90,082
98,000		A+	3.100% due 9/15/49	76,349
460,000		A+	4.600% due 6/1/52(a)	454,590
			Pacific Gas & Electric Co., 1st Mortgage Notes:
190,000		BBB-	4.950% due 6/8/25	189,252
500,000		BBB-	5.450% due 6/15/27	492,811
14,000		BBB-	2.500% due 2/1/31	10,735
83,000		BBB-	4.950% due 7/1/50	66,568
			PECO Energy Co., 1st Mortgage Notes:
148,000		A	3.050% due 3/15/51	112,760
506,000		A	4.600% due 5/15/52	502,177
560,000		BBB	Pennsylvania Electric Co., Senior Unsecured Notes, 4.150% due 4/15/25(a)	546,043
500,000		BBB	Public Service Co. of New Mexico, Senior Unsecured Notes, 3.850% due 8/1/25	477,442
			Public Service Electric & Gas Co., 1st Mortgage Notes:
23,000		A	3.000% due 5/15/27	22,127
199,000		A	3.200% due 5/15/29	188,952
			Southern California Edison Co., 1st Mortgage Notes:
384,000		A-	3.700% due 8/1/25	378,933
206,000		A-	1.200% due 2/1/26	186,622
97,000		A-	4.200% due 3/1/29	94,123
134,000		A	Southwestern Public Services Co., 1st Mortgage Notes, 3.150% due 5/1/50	103,159
115,000		BBB+	Tampa Electric Co., Senior Unsecured Notes, 3.625% due 6/15/50	94,716
800,000		A-	Tucson Electric Power Co., Senior Unsecured Notes, 3.850% due 3/15/23	797,001
			Virginia Electric & Power Co., Senior Unsecured Notes:
33,000		BBB+	6.000% due 1/15/36	36,273
68,000		BBB+	6.000% due 5/15/37	74,942
55,000		BBB+	4.650% due 8/15/43	52,585
94,000		BBB+	4.200% due 5/15/45	84,415
47,000		BBB+	4.625% due 5/15/52	46,155
			Vistra Operations Co. LLC, Senior Secured Notes:
363,000		BBB-	5.125% due 5/13/25(a)	361,565
92,000		BBB-	3.700% due 1/30/27(a)	83,699
323,000		BBB-	4.300% due 7/15/29(a)	291,262

			Total Electric	17,576,278

Electronics — 0.0%
190,000		BBB+	Agilent Technologies Inc., Senior Unsecured Notes, 2.300% due 3/12/31	157,014
110,000		A	Honeywell International Inc., Senior Unsecured Notes, 1.350% due 6/1/25	103,319

			Total Electronics	260,333

Engineering & Construction — 0.0%
182,000		CCC+	Artera Services LLC, Senior Secured Notes, 9.033% due 12/4/25(a)	149,553
285,000	EUR	BBB+	Heathrow Funding Ltd., Senior Secured Notes, 1.875% due 3/14/34	224,274

			Total Engineering & Construction	373,827

Entertainment — 0.3%
55,000		CCC+	Caesars Entertainment Inc., Senior Unsecured Notes, 4.625% due 10/15/29(a)	44,481
			Magallanes Inc., Company Guaranteed Notes:
80,000		BBB-	3.755% due 3/15/27(a)	74,874
100,000		BBB-	4.054% due 3/15/29(a)	91,354
620,000		BBB-	4.279% due 3/15/32(a)	540,207

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Entertainment — 0.3% — (continued)
$890,000	BBB-	5.050% due 3/15/42(a)	$735,899
2,266,000	BBB-	5.141% due 3/15/52(a)	1,832,629

		Total Entertainment	3,319,444

Environmental Control — 0.0%
		Republic Services Inc., Senior Unsecured Notes:
130,000	BBB+	2.500% due 8/15/24	126,292
219,000	BBB+	3.375% due 11/15/27	209,045
309,000	B-	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(a)	277,420

		Total Environmental Control	612,757

Food — 0.3%
50,000	A	Hershey Co. (The), Senior Unsecured Notes, 0.900% due 6/1/25	46,517
		JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.:
		Company Guaranteed Notes:
420,000	BBB-	3.000% due 2/2/29(a)	365,838
465,000	BBB-	3.000% due 5/15/32(a)	385,180
350,000	BBB-	6.500% due 12/1/52(a)	370,800
275,000	BBB-	Senior Unsecured Notes, 5.500% due 1/15/30(a)	275,153
		Kraft Heinz Foods Co., Company Guaranteed Notes:
10,000	BBB-	3.000% due 6/1/26	9,484
40,000	BBB-	4.250% due 3/1/31	38,215
10,000	BBB-	6.750% due 3/15/32	11,134
40,000	BBB-	5.000% due 7/15/35	39,095
30,000	BBB-	6.875% due 1/26/39	33,063
10,000	BBB-	7.125% due 8/1/39(a)	11,188
10,000	BBB-	4.625% due 10/1/39	8,952
445,000	BBB-	5.000% due 6/4/42	416,779
150,000	BBB-	5.200% due 7/15/45	141,651
678,000	BBB-	4.375% due 6/1/46	578,552
80,000	BBB-	5.500% due 6/1/50	79,523
		Mars Inc., Company Guaranteed Notes:
110,000	A	2.700% due 4/1/25(a)	106,863
350,000	A	3.200% due 4/1/30(a)	326,702
330,000	BBB	Mondelez International Inc., Senior Unsecured Notes, 1.500% due 5/4/25	309,197
		Post Holdings Inc., Company Guaranteed Notes:
400,000	B+	5.750% due 3/1/27(a)	391,424
350,000	B+	4.625% due 4/15/30(a)	304,391
285,000	BBB+	Tyson Foods Inc., Senior Unsecured Notes, 3.900% due 9/28/23	285,099

		Total Food	4,534,800

Forest Products & Paper — 0.1%
45,000	A+	Georgia-Pacific LLC, Senior Unsecured Notes, 0.950% due 5/15/26(a)	40,037
52,000	BBB	International Paper Co., Senior Unsecured Notes, 4.800% due 6/15/44	47,361
		Suzano Austria GmbH, Company Guaranteed Notes:
380,000	BBB-	3.750% due 1/15/31	321,478
570,000	BBB-	3.125% due 1/15/32	452,332

		Total Forest Products & Paper	861,208

Gas — 0.1%
82,000	A-	Atmos Energy Corp., Senior Unsecured Notes, 4.125% due 10/15/44	72,548
		CenterPoint Energy Resources Corp., Senior Unsecured Notes:
353,000	BBB+	1.750% due 10/1/30	289,054
305,000	BBB+	4.400% due 7/1/32	305,048
		Piedmont Natural Gas Co., Inc., Senior Unsecured Notes:
123,000	BBB+	3.500% due 6/1/29	114,973
460,000	BBB+	5.050% due 5/15/52	454,062

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Gas — 0.1% — (continued)
		Southern Co. Gas Capital Corp., Company Guaranteed Notes:
$215,000	BBB+	5.875% due 3/15/41	$225,205
250,000	BBB+	4.400% due 5/30/47	217,415

		Total Gas	1,678,305

Healthcare — Products — 0.1%
		Abbott Laboratories, Senior Unsecured Notes:
164,000	AA-	3.750% due 11/30/26	164,830
70,000	AA-	4.750% due 11/30/36	74,103
150,000	AA-	4.900% due 11/30/46	158,344
		Alcon Finance Corp., Company Guaranteed Notes:
645,000	BBB	3.000% due 9/23/29(a)	574,341
380,000	BBB	2.600% due 5/27/30(a)	324,588
105,000	BBB	Baxter International Inc., Senior Unsecured Notes, 3.132% due 12/1/51	74,131
24,000	BBB	Boston Scientific Corp., Senior Unsecured Notes, 2.650% due 6/1/30	21,026
170,000	A-	Danaher Corp., Senior Unsecured Notes, 2.800% due 12/10/51	121,374
13,000	WR(b)	St Jude Medical LLC, Senior Unsecured Notes, 4.750% due 4/15/43	12,894
235,000	A-	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 2.000% due 10/15/31	198,567

		Total Healthcare — Products	1,724,198

Healthcare — Services — 1.2%
		Aetna Inc., Senior Unsecured Notes:
40,000	BBB	2.800% due 6/15/23	39,654
48,000	BBB	6.625% due 6/15/36	53,265
205,000	AA	BHSH System Obligated Group, Senior Unsecured Notes, 3.487% due 7/15/49	168,449
420,000	AA-	Cedars-Sinai Health System, Secured Notes, 2.288% due 8/15/31	357,755
		Centene Corp., Senior Unsecured Notes:
195,000	BBB-	4.250% due 12/15/27	185,461
150,000	BBB-	4.625% due 12/15/29	141,517
30,000	BBB-	3.375% due 2/15/30	25,791
1,070,000	BBB-	3.000% due 10/15/30	894,306
325,000	BBB-	2.500% due 3/1/31	259,798
10,000	BBB-	2.625% due 8/1/31	8,015
100,000	A+	City of Hope, Senior Secured Notes, 5.623% due 11/15/43	106,781
		CommonSpirit Health:
30,000	A-	Secured Notes, 4.350% due 11/1/42	26,883
		Senior Secured Notes:
683,000	A-	3.347% due 10/1/29	612,618
190,000	A-	2.782% due 10/1/30	159,724
175,000	AA	3.817% due 10/1/49	143,689
95,000	A-	3.910% due 10/1/50	75,170
205,000	AA	Duke University Health System Inc., Senior Unsecured Notes, 3.920% due 6/1/47	183,502
		Elevance Health Inc., Senior Unsecured Notes:
1,120,000	A	3.650% due 12/1/27	1,087,546
220,000	A	4.100% due 5/15/32	212,514
248,000	A	4.550% due 3/1/48	233,458
140,000	A	4.550% due 5/15/52	132,201
33,000	A	4.850% due 8/15/54	31,095
140,000	A	Franciscan Missionaries of Our Lady Health System Inc., Secured Notes, 3.914% due 7/1/49	116,865
355,000	BBB	Fresenius Medical Care US Finance III Inc., Company Guaranteed Notes, 1.875% due 12/1/26(a)	305,495
		HCA Inc., Company Guaranteed Notes:
40,000	BBB-	5.000% due 3/15/24	40,299
949,000	BBB-	5.250% due 4/15/25	959,482
152,000	BBB-	5.250% due 6/15/26	153,042

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 1.2% — (continued)
$153,000	BBB-	5.375% due 9/1/26	$153,614
76,000	BBB-	4.500% due 2/15/27	74,368
684,000	BBB-	5.625% due 9/1/28	688,364
1,429,000	BBB-	4.125% due 6/15/29	1,319,805
383,000	BBB-	3.500% due 9/1/30	334,575
907,000	BBB-	3.625% due 3/15/32(a)	786,884
825,000	BBB-	5.500% due 6/15/47	765,338
390,000	BBB-	5.250% due 6/15/49	349,404
556,000	BBB-	3.500% due 7/15/51	386,256
691,000	BBB-	4.625% due 3/15/52(a)	575,102
41,000	AA	Hoag Memorial Hospital Presbyterian, Unsecured Notes, 3.803% due 7/15/52	35,184
		Humana Inc., Senior Unsecured Notes:
280,000	BBB+	3.150% due 12/1/22	279,906
201,000	BBB+	4.500% due 4/1/25	202,808
128,000	BBB+	1.350% due 2/3/27	112,192
30,000	BBB+	3.950% due 3/15/27	29,257
50,000	BBB+	2.150% due 2/3/32	40,639
70,000	BBB+	4.625% due 12/1/42	64,997
40,000	BBB+	4.950% due 10/1/44	38,632
35,000	BBB+	3.950% due 8/15/49	29,723
275,000	AA-	Kaiser Foundation Hospitals, Company Guaranteed Notes, 4.875% due 4/1/42	278,960
564,000	BB-	Molina Healthcare Inc., Senior Unsecured Notes, 3.875% due 11/15/30(a)	489,070
88,000	A+	Mount Nittany Medical Center Obligated Group, Unsecured Notes, 3.799% due 11/15/52	72,893
90,000	Aa2(b)	Nationwide Children’s Hospital Inc., Unsecured Notes, 4.556% due 11/1/52	87,996
90,000	AA	Presbyterian Healthcare Services, Unsecured Notes, 4.875% due 8/1/52	92,893
110,000	AA-	Queen’s Health Systems (The), Secured Notes, 4.810% due 7/1/52	111,674
240,000	AA	Roche Holdings Inc., Company Guaranteed Notes, 2.607% due 12/13/51(a)	171,492
65,000	Aa2(b)	Seattle Children’s Hospital, Unsecured Notes, 2.719% due 10/1/50	46,432
		UnitedHealth Group Inc., Senior Unsecured Notes:
20,000	A+	2.375% due 10/15/22	19,991
60,000	A+	3.500% due 6/15/23	59,987
70,000	A+	3.750% due 7/15/25	69,837
60,000	A+	1.250% due 1/15/26	55,093
50,000	A+	3.875% due 12/15/28	49,342
170,000	A+	4.000% due 5/15/29	167,907
50,000	A+	2.000% due 5/15/30	42,765
120,000	A+	4.200% due 5/15/32	119,110
271,000	A+	4.750% due 7/15/45	268,657
223,000	A+	3.750% due 10/15/47	192,267
40,000	A+	4.250% due 6/15/48	37,050
30,000	A+	4.450% due 12/15/48	28,680
100,000	A+	3.700% due 8/15/49	85,598
20,000	A+	2.900% due 5/15/50	14,761
310,000	A+	3.250% due 5/15/51	244,209
120,000	A+	3.875% due 8/15/59	102,898
20,000	A+	3.125% due 5/15/60	14,719

		Total Healthcare – Services	15,905,704

Home Builders — 0.0%
		DR Horton Inc., Company Guaranteed Notes:
69,000	BBB	2.600% due 10/15/25	65,085
23,000	BBB	1.300% due 10/15/26	19,956
130,000	BBB-	Lennar Corp., Company Guaranteed Notes, 4.750% due 11/29/27	127,042
10,000	BBB-	MDC Holdings Inc., Company Guaranteed Notes, 6.000% due 1/15/43	8,212
50,000	BB+	Toll Brothers Finance Corp., Company Guaranteed Notes, 4.375% due 4/15/23	49,801

		Total Home Builders	270,096

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Insurance — 0.7%
$50,000	CCC+	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, Senior Unsecured Notes, 6.750% due 10/15/27(a)	$45,502
		American International Group Inc., Senior Unsecured Notes:
90,000	BBB+	2.500% due 6/30/25	85,887
281,000	BBB+	4.800% due 7/10/45	263,747
186,000	BBB+	4.375% due 6/30/50	167,935
		Aon Corp., Company Guaranteed Notes:
22,000	A-	4.500% due 12/15/28	21,851
1,162,000	A-	2.800% due 5/15/30	1,018,318
730,000	A-	Aon Corp./Aon Global Holdings PLC, Company Guaranteed Notes, 3.900% due 2/28/52	608,806
835,000	A+	Athene Global Funding, Senior Secured Notes, 2.995% (SOFR + 0.700%) due 5/24/24(a)(c)	818,465
		Berkshire Hathaway Finance Corp., Company Guaranteed Notes:
350,000	AA	4.250% due 1/15/49	331,668
865,000	AA	3.850% due 3/15/52	749,305
70,000	A	Chubb INA Holdings Inc., Company Guaranteed Notes, 3.350% due 5/3/26	68,616
100,000	BBB+	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(a)	114,273
900,000	BBB+	Farmers Exchange Capital II, Subordinated Notes, 6.151% (3-Month USD-LIBOR + 3.744%) due 11/1/53(a)(c)	921,232
4,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	3,513
		Marsh & McLennan Cos., Inc., Senior Unsecured Notes:
399,000	A-	4.375% due 3/15/29	397,610
268,000	A-	2.250% due 11/15/30	230,414
171,000	A-	2.375% due 12/15/31	145,071
620,000	BBB	MetLife Inc., Junior Subordinated Notes, 6.400% due 12/15/36	636,802
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 4.119% (3-Month USD-LIBOR + 2.290%) due 12/15/24(a)(c)	850,193
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
24,000	AA-	6.850% due 12/16/39(a)	28,386
348,000	AA-	4.900% due 9/15/44(a)	338,793
85,000	AA-	4.270% due 5/15/47(a)	76,969
995,000	AA-	3.300% due 5/15/50(a)	761,329
67,000	BBB	Willis North America Inc., Company Guaranteed Notes, 2.950% due 9/15/29	58,125

		Total Insurance	8,742,810

Internet — 0.4%
		Alphabet Inc., Senior Unsecured Notes:
40,000	AA+	0.450% due 8/15/25	36,592
70,000	AA+	0.800% due 8/15/27	61,280
80,000	AA+	1.100% due 8/15/30	65,445
90,000	AA+	1.900% due 8/15/40	63,810
50,000	AA+	2.050% due 8/15/50	33,200
		Amazon.com Inc., Senior Unsecured Notes:
190,000	AA	0.800% due 6/3/25	175,782
60,000	AA	3.300% due 4/13/27	58,717
240,000	AA	1.200% due 6/3/27	213,829
130,000	AA	3.150% due 8/22/27	125,827
130,000	AA	3.450% due 4/13/29	126,189
120,000	AA	1.500% due 6/3/30	100,262
320,000	AA	2.100% due 5/12/31	276,590
500,000	AA	3.600% due 4/13/32	481,049
430,000	AA	3.875% due 8/22/37	405,631
360,000	AA	2.875% due 5/12/41	288,937
160,000	AA	4.950% due 12/5/44	168,147
100,000	AA	4.050% due 8/22/47	93,268
200,000	AA	2.500% due 6/3/50	140,006

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Internet — 0.4% — (continued)
$30,000	AA	3.100% due 5/12/51	$23,513
40,000	AA	4.250% due 8/22/57	37,772
		Prosus NV, Senior Unsecured Notes:
200,000	BBB	3.680% due 1/21/30(a)	161,466
940,000	BBB	3.061% due 7/13/31(a)	700,942
		Tencent Holdings Ltd., Senior Unsecured Notes:
407,000	A+	2.985% due 1/19/23(a)	405,811
165,000	A+	3.975% due 4/11/29(a)	155,704
490,000	A+	3.680% due 4/22/41(a)	382,233
350,000	A+	3.840% due 4/22/51(a)	260,961
476,000	BB+	Twitter Inc., Senior Unsecured Notes, 3.875% due 12/15/27(a)	443,483

		Total Internet	5,486,446

Investment Companies — 0.0%
		Ares Capital Corp., Senior Unsecured Notes:
68,000	BBB-	4.250% due 3/1/25	66,245
56,000	BBB-	3.250% due 7/15/25	52,575
460,000	BBB-	2.150% due 7/15/26	400,398

		Total Investment Companies	519,218

Iron/Steel — 0.0%
30,000	BBB-	ArcelorMittal SA, Senior Unsecured Notes, 7.000% due 10/15/39	30,317
325,000	BBB-	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	337,221

		Total Iron/Steel	367,538

Leisure Time — 0.0%
110,000	B	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	93,107

Lodging — 0.2%
		Las Vegas Sands Corp., Senior Unsecured Notes:
710,000	BB+	3.200% due 8/8/24	672,469
50,000	BB+	2.900% due 6/25/25	46,145
97,000	BBB	Marriott International Inc., Senior Unsecured Notes, 4.625% due 6/15/30	92,982
		Sands China Ltd., Senior Unsecured Notes:
900,000	BB+	5.625% due 8/8/25	822,312
200,000	BB+	4.300% due 1/8/26	173,097
350,000	BB+	2.550% due 3/8/27	281,216
200,000	BB+	3.100% due 3/8/29	151,559

		Total Lodging	2,239,780

Machinery — Construction & Mining — 0.0%
50,000	BB-	Vertiv Group Corp., Senior Secured Notes, 4.125% due 11/15/28(a)	43,312

Machinery — Diversified — 0.0%
		Deere & Co., Senior Unsecured Notes:
40,000	A	3.100% due 4/15/30	37,554
130,000	A	3.750% due 4/15/50	120,487
80,000	BBB	Otis Worldwide Corp., Senior Unsecured Notes, 2.056% due 4/5/25	75,603

		Total Machinery – Diversified	233,644

Media — 1.1%
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
130,000	BB-	5.125% due 5/1/27(a)	123,565
100,000	BB-	4.750% due 2/1/32(a)	82,897
100,000	BB-	4.500% due 5/1/32	81,148
700,000	BB-	4.500% due 6/1/33(a)	550,407

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Media — 1.1% — (continued)
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
$300,000	BBB-	4.908% due 7/23/25	$299,837
210,000	BBB-	3.750% due 2/15/28	194,359
260,000	BBB-	4.200% due 3/15/28	245,767
330,000	BBB-	2.300% due 2/1/32	251,963
210,000	BBB-	4.400% due 4/1/33	186,438
397,000	BBB-	3.500% due 3/1/42	275,533
680,000	BBB-	6.484% due 10/23/45	652,205
560,000	BBB-	5.375% due 5/1/47	476,317
1,009,000	BBB-	5.750% due 4/1/48	902,062
415,000	BBB-	5.125% due 7/1/49	338,380
730,000	BBB-	4.800% due 3/1/50	576,637
182,000	BBB-	3.900% due 6/1/52	125,494
625,000	BBB-	5.250% due 4/1/53	530,520
140,000	BBB-	4.400% due 12/1/61	99,221
1,189,000	BBB-	3.950% due 6/30/62	788,137
130,000	BBB-	5.500% due 4/1/63	109,577
160,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	161,887
		Comcast Corp., Company Guaranteed Notes:
30,000	A-	3.950% due 10/15/25	29,986
80,000	A-	3.150% due 3/1/26	77,991
780,000	A-	4.150% due 10/15/28	773,845
840,000	A-	2.650% due 2/1/30	745,533
90,000	A-	3.400% due 4/1/30	84,362
270,000	A-	4.250% due 10/15/30	266,544
170,000	A-	1.500% due 2/15/31	137,142
56,000	A-	7.050% due 3/15/33	66,500
7,000	A-	6.500% due 11/15/35	7,946
50,000	A-	3.900% due 3/1/38	45,163
20,000	A-	3.250% due 11/1/39	16,367
20,000	A-	3.750% due 4/1/40	17,376
27,000	A-	4.750% due 3/1/44	26,154
111,000	A-	3.400% due 7/15/46	86,929
112,000	A-	4.000% due 8/15/47	97,436
312,000	A-	3.969% due 11/1/47	269,316
20,000	A-	4.000% due 3/1/48	17,308
43,000	A-	3.999% due 11/1/49	36,856
60,000	A-	3.450% due 2/1/50	47,568
570,000	A-	2.800% due 1/15/51	396,473
149,000	A-	2.887% due 11/1/51	105,497
671,000	A-	4.049% due 11/1/52	579,427
439,000	A-	2.937% due 11/1/56	299,152
20,000	A-	4.950% due 10/15/58	19,717
22,000	A-	2.987% due 11/1/63	14,804
		Cox Communications Inc., Senior Unsecured Notes:
82,000	BBB	3.150% due 8/15/24(a)	79,696
70,000	BBB	3.850% due 2/1/25(a)	68,773
132,000	BBB	3.600% due 6/15/51(a)	100,182
200,000	BB	CSC Holdings LLC, Company Guaranteed Notes, 4.500% due 11/15/31(a)	157,018
600,000	CCC+	Diamond Sports Group LLC/Diamond Sports Finance Co., Secured Notes, 5.375% due 8/15/26(a)	114,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Media — 1.1% — (continued)
		DISH DBS Corp.:
		Company Guaranteed Notes:
$140,000	B	7.750% due 7/1/26	$110,379
70,000	B	5.125% due 6/1/29	41,581
60,000	B+	Senior Secured Notes, 5.250% due 12/1/26(a)	49,650
263,000	Baa3(b)	FactSet Research Systems Inc., Senior Unsecured Notes, 3.450% due 3/1/32	230,722
		Fox Corp., Senior Unsecured Notes:
200,000	BBB	4.030% due 1/25/24	199,642
240,000	BBB	5.476% due 1/25/39	236,995
		Paramount Global, Senior Unsecured Notes:
255,000	BBB	4.200% due 5/19/32	225,577
141,000	BBB	4.375% due 3/15/43	106,999
		Time Warner Cable LLC, Senior Secured Notes:
50,000	BBB-	6.550% due 5/1/37	49,414
230,000	BBB-	7.300% due 7/1/38	236,893
195,000	BBB-	5.875% due 11/15/40	175,480
490,000	BBB-	5.500% due 9/1/41	422,672
240,000	BBB-	Time Warner Entertainment Co. LP, Senior Secured Notes, 8.375% due 7/15/33	277,108
210,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.500% due 5/15/29(a)	188,710
		Walt Disney Co. (The), Company Guaranteed Notes:
25,000	BBB+	6.200% due 12/15/34	28,441
30,000	BBB+	6.650% due 11/15/37	35,779

		Total Media	14,454,204

Mining — 0.4%
		Anglo American Capital PLC, Company Guaranteed Notes:
350,000	BBB	3.625% due 9/11/24(a)	343,464
832,000	BBB	4.750% due 4/10/27(a)	816,869
400,000	BBB	4.000% due 9/11/27(a)	378,818
212,000	BBB	2.250% due 3/17/28(a)	180,704
40,000	BBB+	Barrick Gold Corp., Senior Unsecured Notes, 5.250% due 4/1/42	39,204
		Barrick North America Finance LLC, Company Guaranteed Notes:
70,000	BBB+	5.700% due 5/30/41	72,067
190,000	BBB+	5.750% due 5/1/43	196,702
150,000	A-	BHP Billsiton Finance USA Ltd., Company Guaranteed Notes, 5.000% due 9/30/43	152,652
230,000	B+	First Quantum Minerals Ltd., Company Guaranteed Notes, 6.875% due 10/15/27(a)	219,671
		Freeport-McMoRan Inc., Company Guaranteed Notes:
10,000	BB+	3.875% due 3/15/23	9,989
10,000	BB+	4.550% due 11/14/24	10,049
70,000	BB+	5.400% due 11/14/34	66,506
180,000	BB+	5.450% due 3/15/43	162,610
		Glencore Funding LLC, Company Guaranteed Notes:
820,000	BBB+	4.125% due 3/12/24(a)	814,927
210,000	BBB+	4.625% due 4/29/24(a)	210,532
25,000	BBB+	1.625% due 4/27/26(a)	22,206
145,000	BBB+	3.875% due 10/27/27(a)	137,369
429,000	BBB+	2.500% due 9/1/30(a)	350,231
148,000	BBB+	2.850% due 4/27/31(a)	122,633
171,000	BBB+	2.625% due 9/23/31(a)	136,476
55,000	BBB+	3.375% due 9/23/51(a)	37,217
200,000	Baa2(b)	Indonesia Asahan Aluminium Persero PT, Senior Unsecured Notes, 4.750% due 5/15/25	200,775
860,000	BBB+	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	829,952
		Teck Resources Ltd., Senior Unsecured Notes:
200,000	BBB-	3.900% due 7/15/30	181,312
10,000	BBB-	6.000% due 8/15/40	9,650
90,000	BBB-	Yamana Gold Inc., Company Guaranteed Notes, 4.625% due 12/15/27	85,250

		Total Mining	5,787,835

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Miscellaneous Manufacturers — 0.1%
		3M Co., Senior Unsecured Notes:
$150,000	A+	2.375% due 8/26/29	$129,508
30,000	A+	3.050% due 4/15/30	26,781
190,000	A+	3.700% due 4/15/50	153,993
160,000	A-	Eaton Corp., Company Guaranteed Notes, 4.150% due 11/2/42	144,269
		General Electric Co., Senior Unsecured Notes:
211,000	BBB+	6.750% due 3/15/32	239,694
1,025,000	BBB+	3.385% (3-Month USD-LIBOR + 0.480%) due 8/15/36(c)	837,706
156,000	BBB+	Parker-Hannifin Corp., Senior Unsecured Notes, 3.250% due 6/14/29	143,143
		Textron Inc., Senior Unsecured Notes:
70,000	BBB	3.650% due 3/15/27	66,837
218,000	BBB	3.900% due 9/17/29	204,042

		Total Miscellaneous Manufacturers	1,945,973

Oil & Gas — 1.6%
		Apache Corp., Senior Unsecured Notes:
60,000	BB+	7.750% due 12/15/29	63,837
20,000	BB+	5.250% due 2/1/42	16,783
30,000	BB+	4.750% due 4/15/43	23,666
60,000	BB+	4.250% due 1/15/44	44,670
90,000	BB+	5.350% due 7/1/49	73,872
		BP Capital Markets America Inc., Company Guaranteed Notes:
300,000	A-	3.410% due 2/11/26	295,197
110,000	A-	3.633% due 4/6/30	104,535
102,000	BBB-	Cenovus Energy Inc., Senior Unsecured Notes, 3.750% due 2/15/52	79,196
		Chevron Corp., Senior Unsecured Notes:
190,000	AA-	1.554% due 5/11/25	179,469
230,000	AA-	2.954% due 5/16/26	223,184
70,000	AA-	1.995% due 5/11/27	64,796
240,000	AA-	Chevron USA Inc., Company Guaranteed Notes, 3.850% due 1/15/28	237,787
		Continental Resources Inc., Company Guaranteed Notes:
20,000	BBB-	4.500% due 4/15/23	20,015
870,000	BBB-	3.800% due 6/1/24	859,290
80,000	BBB-	2.268% due 11/15/26(a)	70,682
120,000	BBB-	5.750% due 1/15/31(a)	115,049
60,000	BBB-	4.900% due 6/1/44	47,161
		Coterra Energy Inc., Senior Unsecured Notes:
470,000	BBB	3.900% due 5/15/27(a)	449,354
150,000	BBB	4.375% due 3/15/29(a)	144,553
		Devon Energy Corp., Senior Unsecured Notes:
42,000	BBB	8.250% due 8/1/23	43,170
708,000	BBB	5.850% due 12/15/25	731,921
102,000	BBB	5.250% due 10/15/27	103,621
2,000	BBB	5.875% due 6/15/28	2,063
20,000	BBB	4.500% due 1/15/30	19,025
609,000	BBB	5.600% due 7/15/41	605,055
160,000	BBB	4.750% due 5/15/42	144,774
314,000	BBB	5.000% due 6/15/45	290,941
		Diamondback Energy Inc., Company Guaranteed Notes:
328,000	BBB-	3.250% due 12/1/26	315,534
1,375,000	BBB-	3.500% due 12/1/29	1,251,898
489,000	BBB-	3.125% due 3/24/31	423,418
98,000	BBB-	4.400% due 3/24/51	83,771
403,000	BBB-	4.250% due 3/15/52	334,265

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 1.6% — (continued)
		Ecopetrol SA, Senior Unsecured Notes:
$95,000	BB+	4.125% due 1/16/25	$89,435
200,000	BB+	6.875% due 4/29/30	186,137
760,000	BB+	5.875% due 5/28/45	525,753
		EOG Resources Inc., Senior Unsecured Notes:
14,000	A-	3.150% due 4/1/25	13,784
10,000	A-	4.150% due 1/15/26	10,027
210,000	A-	4.375% due 4/15/30	210,497
260,000	A-	3.900% due 4/1/35	240,379
170,000	A-	4.950% due 4/15/50	177,263
		EQT Corp., Senior Unsecured Notes:
10,000	BBB-	6.125% due 2/1/25	10,291
360,000	BBB-	3.900% due 10/1/27	341,257
60,000	BBB-	5.000% due 1/15/29	58,804
130,000	BBB-	3.625% due 5/15/31(a)	114,959
		Exxon Mobil Corp., Senior Unsecured Notes:
20,000	AA-	1.571% due 4/15/23	19,783
430,000	AA-	2.992% due 3/19/25	421,069
380,000	AA-	3.043% due 3/1/26	370,678
180,000	AA-	3.482% due 3/19/30	172,941
70,000	AA-	4.114% due 3/1/46	64,866
110,000	AA-	4.327% due 3/19/50	105,290
100,000	AA-	3.452% due 4/15/51	83,006
75,000	BBB-	Hess Corp., Senior Unsecured Notes, 5.800% due 4/1/47	74,813
200,000	Baa2(b)	KazMunayGas National Co. JSC, Senior Unsecured Notes, 5.375% due 4/24/30	187,219
28,000	BBB	Marathon Petroleum Corp., Senior Unsecured Notes, 6.500% due 3/1/41	30,356
30,000	BB-	MEG Energy Corp., Company Guaranteed Notes, 5.875% due 2/1/29(a)	27,942
		Occidental Petroleum Corp., Senior Unsecured Notes:
200,000	BB+	6.950% due 7/1/24	209,000
760,000	BB+	5.550% due 3/15/26	779,380
90,000	BB+	3.400% due 4/15/26	86,531
197,000	BB+	6.625% due 9/1/30	210,731
295,000	BB+	7.500% due 5/1/31	332,669
75,000	BB+	7.875% due 9/15/31	86,555
233,000	BB+	zero coupon due 10/10/36	121,534
150,000	BB+	4.500% due 7/15/44	130,034
90,000	BB+	4.625% due 6/15/45	79,786
30,000	BB+	4.100% due 2/15/47	25,425
560,000	BB+	4.200% due 3/15/48	471,506
200,000	Baa2(b)	Pertamina Persero PT, Senior Unsecured Notes, 3.100% due 8/27/30(a)	178,461
1,060,000	BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 5.750% due 2/1/29	1,063,970
		Petroleos Mexicanos, Company Guaranteed Notes:
19,000	BBB	6.625% due 6/15/35	13,671
1,170,000	BBB	6.750% due 9/21/47	739,153
170,000	BBB	6.950% due 1/28/60	107,019
400,000	A-	Petronas Capital Ltd., Company Guaranteed Notes, 2.480% due 1/28/32(a)	349,519
		Pioneer Natural Resources Co., Senior Unsecured Notes:
30,000	BBB	1.125% due 1/15/26	26,855
50,000	BBB	1.900% due 8/15/30	40,906
330,000	BBB	2.150% due 1/15/31	272,791
200,000	AA-	Qatar Energy, Senior Unsecured Notes, 2.250% due 7/12/31	174,825
		Range Resources Corp., Company Guaranteed Notes:
105,000	Ba3(b)	5.000% due 3/15/23	105,004
50,000	BB	4.875% due 5/15/25	48,591
450,000	BBB+	Reliance Industries Ltd., Senior Unsecured Notes, 3.625% due 1/12/52(a)	341,911

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 1.6% — (continued)
		Shell International Finance BV, Company Guaranteed Notes:
$260,000	A+	2.875% due 5/10/26	$251,194
300,000	A+	3.875% due 11/13/28	295,180
60,000	A+	2.750% due 4/6/30	54,041
90,000	A+	4.550% due 8/12/43	86,617
220,000	A+	4.375% due 5/11/45	206,954
40,000	A+	4.000% due 5/10/46	35,809
480,000	A+	3.250% due 4/6/50	382,791
400,000	A+	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(a)	403,025
		Southwestern Energy Co., Company Guaranteed Notes:
10,000	BB+	5.375% due 2/1/29	9,470
40,000	BB+	5.375% due 3/15/30	37,546
70,000	BB+	4.750% due 2/1/32	62,493
		Suncor Energy Inc., Senior Unsecured Notes:
58,000	BBB+	6.800% due 5/15/38	64,206
51,000	BBB+	6.850% due 6/1/39	57,137
425,000	BB	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes, 4.500% due 5/15/29	362,016
122,500	CCC+	Transocean Poseidon Ltd., Senior Secured Notes, 6.875% due 2/1/27(a)	115,563
1,550,000	BBB-	Viper Energy Partners LP, Company Guaranteed Notes, 5.375% due 11/1/27(a)	1,486,435

		Total Oil & Gas	20,905,405

Oil & Gas Services — 0.1%
		Halliburton Co., Senior Unsecured Notes:
4,000	BBB+	3.800% due 11/15/25	3,959
20,000	BBB+	4.850% due 11/15/35	19,091
50,000	BBB+	5.000% due 11/15/45	45,796
		Schlumberger Holdings Corp., Senior Unsecured Notes:
90,000	A	4.000% due 12/21/25(a)	88,780
171,000	A	3.900% due 5/17/28(a)	163,988
242,100	CCC+	Transocean Phoenix 2 Ltd., Senior Secured Notes, 7.750% due 10/15/24(a)	237,599
56,250	CCC+	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(a)	54,747

		Total Oil & Gas Services	613,960

Packaging & Containers — 0.2%
236,000	BBB	Amcor Flexibles North America Inc., Company Guaranteed Notes, 2.690% due 5/25/31	194,609
		Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.:
330,000	B-	Company Guaranteed Notes, 5.250% due 8/15/27(a)	239,164
215,000	B-	Senior Unsecured Notes, 5.250% due 8/15/27(a)	155,819
		Ball Corp., Company Guaranteed Notes:
130,000	BB+	4.000% due 11/15/23	128,799
110,000	BB+	3.125% due 9/15/31	89,250
		Berry Global Inc., Senior Secured Notes:
530,000	BBB-	1.570% due 1/15/26	474,445
510,000	BBB-	4.875% due 7/15/26(a)	497,227
475,000	BB	Graphic Packaging International LLC, Company Guaranteed Notes, 4.125% due 8/15/24	462,512
215,000	B	Trivium Packaging Finance BV, Senior Secured Notes, 5.500% due 8/15/26(a)	206,763

		Total Packaging & Containers	2,448,588

Pharmaceuticals — 1.6%
		AbbVie Inc., Senior Unsecured Notes:
680,000	BBB+	2.300% due 11/21/22	678,680
30,000	BBB+	3.750% due 11/14/23	29,952
730,000	BBB+	2.600% due 11/21/24	706,065
260,000	BBB+	3.800% due 3/15/25	256,717
100,000	BBB+	3.600% due 5/14/25	98,263

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 1.6% — (continued)
$150,000	BBB+	2.950% due 11/21/26	$141,773
880,000	BBB+	3.200% due 11/21/29	806,829
171,000	BBB+	4.550% due 3/15/35	164,828
185,000	BBB+	4.500% due 5/14/35	176,748
546,000	BBB+	4.300% due 5/14/36	510,784
420,000	BBB+	4.050% due 11/21/39	371,825
7,000	BBB+	4.625% due 10/1/42	6,474
489,000	BBB+	4.400% due 11/6/42	444,605
150,000	BBB+	4.750% due 3/15/45	140,866
10,000	BBB+	4.875% due 11/14/48	9,748
575,000	BBB+	4.250% due 11/21/49	506,108
255,000	WR(b)	Allergan Funding SCS, Company Guaranteed Notes, 4.550% due 3/15/35	228,808
		Bayer US Finance II LLC, Company Guaranteed Notes:
280,000	BBB	4.250% due 12/15/25(a)	275,743
625,000	BBB	4.375% due 12/15/28(a)	602,461
285,000	BBB	4.625% due 6/25/38(a)	255,072
140,000	BBB	4.400% due 7/15/44(a)	114,606
970,000	BBB	4.875% due 6/25/48(a)	883,205
		Becton Dickinson & Co., Senior Unsecured Notes:
377,000	BBB	3.363% due 6/6/24	372,951
17,000	BBB	3.734% due 12/15/24	16,867
865,000	BBB	2.823% due 5/20/30	765,874
42,000	BBB	4.685% due 12/15/44	40,024
		Bristol-Myers Squibb Co., Senior Unsecured Notes:
326,000	A+	2.900% due 7/26/24	321,067
158,000	A+	3.200% due 6/15/26	154,821
41,000	A+	3.400% due 7/26/29	39,268
		Cigna Corp.:
		Company Guaranteed Notes:
216,000	A-	3.750% due 7/15/23	216,075
65,000	A-	3.500% due 6/15/24	64,553
624,000	A-	4.125% due 11/15/25	620,561
244,000	A-	3.400% due 3/1/27	234,074
720,000	A-	4.375% due 10/15/28	710,945
300,000	A-	4.800% due 8/15/38	290,471
30,000	A-	4.900% due 12/15/48	28,683
		Senior Unsecured Notes:
210,000	A-	3.200% due 3/15/40	165,793
570,000	A-	3.400% due 3/15/51	436,188
		CVS Health Corp., Senior Unsecured Notes:
340,000	BBB	2.750% due 12/1/22	340,000
116,000	BBB	3.875% due 7/20/25	115,302
180,000	BBB	3.000% due 8/15/26	173,489
207,000	BBB	3.625% due 4/1/27	201,833
244,000	BBB	4.300% due 3/25/28	241,780
620,000	BBB	3.750% due 4/1/30	584,445
257,000	BBB	2.125% due 9/15/31	209,989
500,000	BBB	4.875% due 7/20/35	490,436
440,000	BBB	4.780% due 3/25/38	420,022
50,000	BBB	4.125% due 4/1/40	43,896
457,000	BBB	5.125% due 7/20/45	440,840
1,710,000	BBB	5.050% due 3/25/48	1,652,728
30,000	BBB	4.250% due 4/1/50	25,901
119,369	BBB	CVS Pass-Through Trust, Senior Secured Notes, 6.036% due 12/10/28	122,350
212,000	D	Endo Dac/Endo Finance LLC/Endo Finco Inc., Company Guaranteed Notes, 6.000% due 6/30/28(a)(g)	12,190

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 1.6% — (continued)
$88,000	A-	Evernorth Health Inc., Company Guaranteed Notes, 4.500% due 2/25/26	$88,439
		Johnson & Johnson, Senior Unsecured Notes:
100,000	AAA	0.550% due 9/1/25	91,775
400,000	AAA	2.450% due 3/1/26	384,961
210,000	AAA	0.950% due 9/1/27	185,210
110,000	AAA	3.625% due 3/3/37	102,615
220,000	A+	Merck & Co., Inc., Senior Unsecured Notes, 2.750% due 12/10/51	160,113
215,000	B-	Option Care Health Inc., Company Guaranteed Notes, 4.375% due 10/31/29(a)	189,412
		Pfizer Inc., Senior Unsecured Notes:
230,000	A+	0.800% due 5/28/25	213,181
160,000	A+	2.625% due 4/1/30	144,468
140,000	A+	1.700% due 5/28/30	118,837
259,000	BBB+	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 3.200% due 9/23/26	247,925
407,000	BBB+	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 2.050% due 3/31/30	341,613
50,000	BB-	Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes, 2.950% due 12/18/22	49,716
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
300,000	BB-	2.800% due 7/21/23	288,135
220,000	BB-	7.125% due 1/31/25	218,094
560,000	BB-	3.150% due 10/1/26	471,122
720,000	BB-	5.125% due 5/9/29	630,535
130,000	A+	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	148,236

		Total Pharmaceuticals	21,037,963

Pipelines — 1.7%
		Cameron LNG LLC, Senior Secured Notes:
50,000	A	2.902% due 7/15/31(a)	44,111
893,000	A	3.302% due 1/15/35(a)	761,712
28,000	A	3.402% due 1/15/38(a)	23,908
		Cheniere Corpus Christi Holdings LLC, Senior Secured Notes:
100,000	BBB-	7.000% due 6/30/24	102,884
945,000	BBB-	5.875% due 3/31/25	965,735
644,000	BBB-	5.125% due 6/30/27	644,413
180,000	BBB-	3.700% due 11/15/29	166,081
114,000	Baa3(b)	2.742% due 12/31/39	89,418
		Cheniere Energy Partners LP, Company Guaranteed Notes:
200,000	BB+	4.500% due 10/1/29	183,775
560,000	BB+	4.000% due 3/1/31	491,436
200,000	BB+	3.250% due 1/31/32	160,352
40,000	BBB+	DCP Midstream Operating LP, Company Guaranteed Notes, 6.450% due 11/3/36(a)	40,388
38,000	NR	Eastern Gas Transmission & Storage Inc., 4.600% due 12/15/44	34,906
		Energy Transfer LP:
10,000	BBB-	Company Guaranteed Notes, 5.350% due 5/15/45	8,860
		Junior Subordinated Notes:
40,000	BB	6.250% (3-Month USD-LIBOR + 4.028%)(c)(d)	33,450
80,000	BB	6.500% (5-Year CMT Index + 5.694%)(c)(d)	74,067
180,000	BB	6.750% (5-Year CMT Index + 5.134%)(c)(d)	163,840
240,000	BB	7.125% (5-Year CMT Index + 5.306%)(c)(d)	219,063
		Senior Unsecured Notes:
224,000	BBB-	3.600% due 2/1/23	223,758
230,000	BBB-	5.875% due 1/15/24	233,345
270,000	BBB-	4.500% due 4/15/24	269,291
707,000	BBB-	3.900% due 5/15/24	697,942
625,000	BBB-	5.500% due 6/1/27	633,809
183,000	BBB-	4.950% due 6/15/28	180,430

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 1.7% — (continued)
$679,000	BBB-	5.250% due 4/15/29	$664,204
80,000	BBB-	8.250% due 11/15/29	92,783
630,000	BBB-	3.750% due 5/15/30	568,206
200,000	BBB-	5.300% due 4/1/44	176,450
545,000	BBB-	5.400% due 10/1/47	488,001
200,000	BBB-	6.000% due 6/15/48	191,030
320,000	BBB-	6.250% due 4/15/49	315,376
1,343,000	BBB-	5.000% due 5/15/50	1,157,200
		Enterprise Products Operating LLC, Company Guaranteed Notes:
50,000	BBB+	3.900% due 2/15/24	49,892
780,000	BBB+	4.150% due 10/16/28	766,993
340,000	BBB+	2.800% due 1/31/30	300,391
200,000	BBB+	4.850% due 3/15/44	185,863
181,000	BBB+	4.200% due 1/31/50	154,308
300,000	BBB+	3.700% due 1/31/51	236,435
165,000	BBB+	3.300% due 2/15/53	123,064
70,000	BBB+	3.950% due 1/31/60	54,859
60,000	BBB-	5.375% (3-Month USD-LIBOR + 2.570%) due 2/15/78(c)	49,471
192,172	Aa2(b)	Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes, 2.160% due 3/31/34(a)	168,163
42,000	BBB	Kinder Morgan Energy Partners LP, Company Guaranteed Notes, 6.950% due 1/15/38	45,681
		Kinder Morgan Inc., Company Guaranteed Notes:
480,000	BBB	5.625% due 11/15/23(a)	484,828
290,000	BBB	4.300% due 3/1/28	284,156
240,000	BBB	5.550% due 6/1/45	234,653
10,000	BBB	5.200% due 3/1/48	9,344
191,000	BBB	3.600% due 2/15/51	142,815
35,000	BBB+	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.200% due 10/3/47	28,705
545,000	A-	Midwest Connector Capital Co. LLC, Company Guaranteed Notes, 4.625% due 4/1/29(a)	510,948
		MPLX LP, Senior Unsecured Notes:
180,000	BBB	4.875% due 6/1/25	180,999
550,000	BBB	4.800% due 2/15/29	538,778
150,000	BBB	4.500% due 4/15/38	133,166
260,000	BBB	4.700% due 4/15/48	223,014
150,000	BBB	5.500% due 2/15/49	143,535
		NGPL PipeCo LLC, Senior Unsecured Notes:
190,000	BBB-	4.875% due 8/15/27(a)	184,611
277,000	BBB-	3.250% due 7/15/31(a)	232,338
		Northern Natural Gas Co., Senior Unsecured Notes:
94,000	A	4.300% due 1/15/49(a)	79,334
50,000	A	3.400% due 10/16/51(a)	37,436
426,000	BBB	Northwest Pipeline LLC, Senior Unsecured Notes, 4.000% due 4/1/27	411,665
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
300,000	BB+	4.950% due 7/15/29(a)	270,878
280,000	BB+	6.875% due 4/15/40(a)	233,671
287,879	WR(b)	Ruby Pipeline LLC, Senior Unsecured Notes, 8.000% due 4/1/22(a)(f)(g)	241,818
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
135,000	BBB	5.000% due 3/15/27	134,875
485,000	BBB	4.500% due 5/15/30	464,846
258,000	BBB+	Southern Natural Gas Co. LLC, Senior Unsecured Notes, 8.000% due 3/1/32	299,409
		Targa Resources Corp., Company Guaranteed Notes:
130,000	BBB-	4.200% due 2/1/33	117,187
135,000	BBB-	4.950% due 4/15/52	117,026
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
50,000	BBB-	6.500% due 7/15/27	51,503

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 1.7% — (continued)
$135,000	BBB-	5.000% due 1/15/28	$131,805
20,000	BBB-	6.875% due 1/15/29	20,467
247,000	BBB-	5.500% due 3/1/30	241,612
240,000	BBB-	4.875% due 2/1/31	222,037
40,000	BBB-	4.000% due 1/15/32	35,086
560,000	BBB	Tennessee Gas Pipeline Co. LLC, Company Guaranteed Notes, 2.900% due 3/1/30(a)	483,128
		Texas Eastern Transmission LP, Senior Unsecured Notes:
30,000	BBB+	2.800% due 10/15/22(a)	29,940
244,000	BBB+	3.500% due 1/15/28(a)	228,483
102,000	BBB+	7.000% due 7/15/32	114,506
221,000	BBB+	4.150% due 1/15/48(a)	182,833
		Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes:
1,178,000	BBB	7.850% due 2/1/26	1,289,099
650,000	BBB	4.000% due 3/15/28	625,791
110,000	BB	Venture Global Calcasieu Pass LLC, Senior Secured Notes, 3.875% due 11/1/33(a)	91,942
		Western Midstream Operating LP, Senior Unsecured Notes:
50,000	BBB-	3.555% (3-Month USD-LIBOR + 1.100%) due 1/13/23(c)	49,810
140,000	BBB-	3.350% due 2/1/25	132,350
40,000	BBB-	4.500% due 3/1/28	37,190
430,000	BBB-	4.300% due 2/1/30	387,082
90,000	BBB-	5.500% due 8/15/48	78,601
90,000	BBB-	5.500% due 2/1/50	78,048
		Williams Cos., Inc. (The), Senior Unsecured Notes:
50,000	BBB	7.500% due 1/15/31	56,873
260,000	BBB	7.750% due 6/15/31	300,442
116,000	BBB	8.750% due 3/15/32	143,849

		Total Pipelines	22,987,856

Real Estate Investment Trusts (REITs) — 1.2%
		Alexandria Real Estate Equities Inc., Company Guaranteed Notes:
400,000	BBB+	4.900% due 12/15/30	399,348
256,000	BBB+	2.950% due 3/15/34	216,831
520,000	BBB-	American Assets Trust LP, Company Guaranteed Notes, 3.375% due 2/1/31	440,025
		American Tower Corp., Senior Unsecured Notes:
31,000	BBB-	2.950% due 1/15/25	29,888
197,000	BBB-	1.500% due 1/31/28	166,178
111,000	BBB-	3.950% due 3/15/29	104,343
134,000	BBB-	3.800% due 8/15/29	124,476
208,000	BBB-	2.100% due 6/15/30	168,550
439,000	BBB-	2.300% due 9/15/31	349,923
515,000	BBB-	Brixmor Operating Partnership LP, Senior Unsecured Notes, 4.050% due 7/1/30	459,418
		Crown Castle International Corp., Senior Unsecured Notes:
51,000	BBB-	3.150% due 7/15/23	50,669
116,000	BBB-	3.700% due 6/15/26	112,618
267,000	BBB-	3.800% due 2/15/28	252,467
150,000	BBB-	3.100% due 11/15/29	133,063
536,000	BBB-	2.250% due 1/15/31	437,162
386,000	BBB-	2.500% due 7/15/31	318,228
74,000	BBB-	4.150% due 7/1/50	61,834
40,000	BB+	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 3.875% due 6/30/28(a)	33,942
		Duke Realty LP, Senior Unsecured Notes:
392,000	BBB+	2.875% due 11/15/29	352,210
139,000	BBB+	1.750% due 7/1/30	114,762
134,000	BBB+	2.250% due 1/15/32	111,478

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate Investment Trusts (REITs) — 1.2% — (continued)
		Equinix Inc., Senior Unsecured Notes:
$427,000	BBB	2.000% due 5/15/28	$368,079
505,000	BBB	3.200% due 11/18/29	453,887
469,000	BBB	3.900% due 4/15/32	426,891
		GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes:
705,000	BBB-	5.250% due 6/1/25	697,259
900,000	BBB-	5.375% due 4/15/26	885,557
220,000	BBB-	5.300% due 1/15/29	212,992
492,000	BBB-	4.000% due 1/15/30	431,843
875,000	BBB-	3.250% due 1/15/32	713,074
		Healthcare Realty Holdings LP, Company Guaranteed Notes:
475,000	BBB	3.625% due 1/15/28	437,056
810,000	BBB	3.100% due 2/15/30	700,599
31,000	BBB+	Healthpeak Properties Inc., Senior Unsecured Notes, 3.400% due 2/1/25	30,307
545,000	BBB-	Hudson Pacific Properties LP, Company Guaranteed Notes, 4.650% due 4/1/29	513,296
		Invitation Homes Operating Partnership LP, Company Guaranteed Notes:
70,000	BBB-	2.300% due 11/15/28	58,632
522,000	BBB-	4.150% due 4/15/32	470,381
250,000	BB-	Iron Mountain Inc., Company Guaranteed Notes, 5.250% due 7/15/30(a)	221,544
325,000	BBB	Kilroy Realty LP, Company Guaranteed Notes, 2.650% due 11/15/33	247,911
146,000	BBB+	Kimco Realty Corp., Senior Unsecured Notes, 4.600% due 2/1/33	141,740
		Life Storage LP, Company Guaranteed Notes:
350,000	BBB	3.875% due 12/15/27	331,563
170,000	BBB	2.400% due 10/15/31	136,170
		MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes:
40,000	BBB-	5.000% due 10/15/27	35,984
20,000	BBB-	4.625% due 8/1/29	17,063
160,000	BBB-	3.500% due 3/15/31	120,237
		National Retail Properties Inc., Senior Unsecured Notes:
314,000	BBB+	3.100% due 4/15/50	216,440
150,000	BBB+	3.500% due 4/15/51	111,950
177,000	BBB+	3.000% due 4/15/52	119,233
67,000	A	Prologis LP, Senior Unsecured Notes, 3.000% due 4/15/50	51,105
144,000	A-	Realty Income Corp., Senior Unsecured Notes, 3.250% due 1/15/31	129,633
800,000	BBB-	SL Green Operating Partnership LP, Company Guaranteed Notes, 3.250% due 10/15/22	798,456
		VICI Properties LP, Senior Unsecured Notes:
30,000	BBB-	4.950% due 2/15/30	28,846
445,000	BBB-	5.125% due 5/15/32	423,084
260,000	BBB-	5.625% due 5/15/52	240,900
		VICI Properties LP/VICI Notes Co., Inc., Company Guaranteed Notes:
80,000	BBB-	4.625% due 6/15/25(a)	77,551
75,000	BBB-	4.500% due 9/1/26(a)	70,769
295,000	BBB-	4.250% due 12/1/26(a)	276,318
190,000	BBB-	5.750% due 2/1/27(a)	187,321
768,000	BBB-	3.750% due 2/15/27(a)	696,390
200,000	BBB-	4.500% due 1/15/28(a)	185,749
255,000	BBB-	3.875% due 2/15/29(a)	227,142

		Total Real Estate Investment Trusts (REITs)	15,930,365

Retail — 0.3%
250,000	BBB	Alimentation Couche-Tard Inc., Company Guaranteed Notes, 3.550% due 7/26/27(a)	235,098
		Costco Wholesale Corp., Senior Unsecured Notes:
260,000	A+	1.375% due 6/20/27	233,834
160,000	A+	1.600% due 4/20/30	135,285
60,000	CCC+	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Company Guaranteed Notes, 6.750% due 1/15/30(a)	49,032

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Retail — 0.3% — (continued)
		Home Depot Inc. (The), Senior Unsecured Notes:
$210,000	A	2.500% due 4/15/27	$198,840
450,000	A	3.250% due 4/15/32	416,865
70,000	A	3.300% due 4/15/40	58,863
20,000	A	3.900% due 6/15/47	17,673
210,000	A	3.350% due 4/15/50	168,510
		Lowe’s Cos., Inc., Senior Unsecured Notes:
332,000	BBB+	1.700% due 9/15/28	285,714
251,000	BBB+	3.650% due 4/5/29	237,801
70,000	BBB+	4.500% due 4/15/30	69,241
		McDonald’s Corp., Senior Unsecured Notes:
40,000	BBB+	3.300% due 7/1/25	39,362
30,000	BBB+	1.450% due 9/1/25	27,940
140,000	BBB+	3.700% due 1/30/26	138,852
30,000	BBB+	3.500% due 3/1/27	29,592
60,000	BBB+	3.500% due 7/1/27	58,495
340,000	BBB+	3.800% due 4/1/28	334,698
100,000	BBB+	3.600% due 7/1/30	95,178
20,000	BBB+	3.625% due 9/1/49	16,274
400,000	BBB+	4.200% due 4/1/50	359,751
360,000	CCC+	Michaels Cos Inc. (The), Senior Unsecured Notes, 7.875% due 5/1/29(a)	239,949
250,000	BB-	Papa John’s International Inc., Company Guaranteed Notes, 3.875% due 9/15/29(a)	214,085
120,000	A	Target Corp., Senior Unsecured Notes, 2.250% due 4/15/25	115,481
		Walmart Inc., Senior Unsecured Notes:
90,000	AA	1.500% due 9/22/28	78,928
40,000	AA	1.800% due 9/22/31	33,760

		Total Retail	3,889,101

Savings & Loans — 0.1%
		Nationwide Building Society, Senior Unsecured Notes:
900,000	BBB+	3.766% (3-Month USD-LIBOR + 1.064%) due 3/8/24(a)(c)	896,827
800,000	BBB+	4.363% (3-Month USD-LIBOR + 1.392%) due 8/1/24(a)(c)	794,453

		Total Savings & Loans	1,691,280

Semiconductors — 0.5%
32,000	A	Applied Materials Inc., Senior Unsecured Notes, 4.350% due 4/1/47	31,220
118,000	BBB-	Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes, 3.875% due 1/15/27	113,656
		Broadcom Inc.:
		Company Guaranteed Notes:
85,000	BBB-	3.625% due 10/15/24	84,074
109,000	BBB-	4.150% due 11/15/30	99,835
98,000	BBB-	2.450% due 2/15/31(a)	78,892
381,000	BBB-	4.300% due 11/15/32	345,560
		Senior Unsecured Notes:
170,000	BBB-	4.150% due 4/15/32(a)	152,516
350,000	BBB-	3.469% due 4/15/34(a)	283,994
650,000	BBB-	3.137% due 11/15/35(a)	494,807
10,000	BBB-	3.187% due 11/15/36(a)	7,481
1,301,000	BBB-	4.926% due 5/15/37(a)	1,166,488
		Intel Corp., Senior Unsecured Notes:
70,000	A+	3.700% due 7/29/25	69,753
90,000	A+	1.600% due 8/12/28	78,185
54,000	A+	3.734% due 12/8/47	44,205
110,000	A+	4.750% due 3/25/50	105,354
40,000	A+	3.050% due 8/12/51	28,885

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Semiconductors — 0.5% — (continued)
$275,000	A+	3.200% due 8/12/61	$194,227
		KLA Corp., Senior Unsecured Notes:
383,000	A-	4.100% due 3/15/29	381,829
261,000	A-	3.300% due 3/1/50	205,115
190,000	A-	5.250% due 7/15/62	195,591
		Lam Research Corp., Senior Unsecured Notes:
18,000	A-	3.750% due 3/15/26	17,964
49,000	A-	4.875% due 3/15/49	50,465
125,000	A-	2.875% due 6/15/50	92,428
		NVIDIA Corp., Senior Unsecured Notes:
120,000	A	3.500% due 4/1/40	103,698
440,000	A	3.500% due 4/1/50	366,637
160,000	A	3.700% due 4/1/60	131,455
		NXP BV/NXP Funding LLC/NXP USA Inc., Company Guaranteed Notes:
90,000	BBB	2.700% due 5/1/25	85,343
859,000	BBB	4.300% due 6/18/29	818,525
300,000	BBB	3.400% due 5/1/30	266,614
138,000	BBB	2.500% due 5/11/31	111,343
		QUALCOMM Inc., Senior Unsecured Notes:
30,000	A	4.650% due 5/20/35	30,436
72,000	A	4.300% due 5/20/47	68,510
96,000	A	3.250% due 5/20/50	78,196
90,000	A+	Texas Instruments Inc., Senior Unsecured Notes, 1.750% due 5/4/30	76,886
235,000	AA-	TSMC Arizona Corp., Company Guaranteed Notes, 4.500% due 4/22/52	230,881

		Total Semiconductors	6,691,048

Shipbuilding — 0.0%
		Huntington Ingalls Industries Inc., Company Guaranteed Notes:
215,000	BBB-	3.483% due 12/1/27	200,381
286,000	BBB-	2.043% due 8/16/28	243,124

		Total Shipbuilding	443,505

Software — 0.8%
		Autodesk Inc., Senior Unsecured Notes:
59,000	BBB	4.375% due 6/15/25	59,439
279,000	BBB	2.850% due 1/15/30	248,497
232,000	BBB	Citrix Systems Inc., Senior Unsecured Notes, 3.300% due 3/1/30	229,725
108,000	BBB+	Electronic Arts Inc., Senior Unsecured Notes, 1.850% due 2/15/31	88,935
146,000	BBB	Fiserv Inc., Senior Unsecured Notes, 3.500% due 7/1/29	134,070
		Microsoft Corp., Senior Unsecured Notes:
270,000	AAA	2.875% due 2/6/24	267,314
70,000	AAA	2.700% due 2/12/25	68,914
910,000	AAA	2.400% due 8/8/26	868,838
670,000	AAA	3.300% due 2/6/27	659,847
5,000	AAA	3.450% due 8/8/36	4,729
7,000	AAA	2.525% due 6/1/50	5,125
18,000	AAA	2.921% due 3/17/52	14,246
8,000	AAA	2.675% due 6/1/60	5,721
42,000	AAA	3.041% due 3/17/62	32,262
680,000	BB+	MSCI Inc., Company Guaranteed Notes, 3.875% due 2/15/31(a)	588,203
		Oracle Corp., Senior Unsecured Notes:
570,000	BBB	1.650% due 3/25/26	514,037
435,000	BBB	2.800% due 4/1/27	399,009
235,000	BBB	3.250% due 11/15/27	217,403
520,000	BBB	2.300% due 3/25/28	453,314

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Software — 0.8% — (continued)
$785,000	BBB	2.875% due 3/25/31	$653,094
411,000	BBB	4.300% due 7/8/34	359,647
506,000	BBB	3.900% due 5/15/35	415,717
267,000	BBB	3.850% due 7/15/36	214,333
739,000	BBB	3.800% due 11/15/37	579,453
339,000	BBB	3.600% due 4/1/40	247,609
218,000	BBB	5.375% due 7/15/40	197,111
570,000	BBB	3.650% due 3/25/41	420,079
181,000	BBB	4.000% due 7/15/46	133,073
251,000	BBB	4.000% due 11/15/47	183,084
140,000	BBB	3.600% due 4/1/50	95,782
209,000	BBB	3.950% due 3/25/51	150,817
		Salesforce Inc., Senior Unsecured Notes:
130,000	A+	3.250% due 4/11/23	129,782
450,000	A+	3.700% due 4/11/28	446,915
140,000	A+	2.700% due 7/15/41	107,319
210,000	A+	3.050% due 7/15/61	153,040
281,000	A-	ServiceNow Inc., Senior Unsecured Notes, 1.400% due 9/1/30	221,201
475,000	BBB	Take-Two Interactive Software Inc., Senior Unsecured Notes, 4.000% due 4/14/32	438,850
		VMware Inc., Senior Unsecured Notes:
163,000	BBB-	1.400% due 8/15/26	144,040
247,000	BBB-	1.800% due 8/15/28	206,042
162,000	BBB-	4.700% due 5/15/30	154,060
		Workday Inc., Senior Unsecured Notes:
70,000	BBB	3.500% due 4/1/27	66,922
120,000	BBB	3.700% due 4/1/29	113,188
150,000	BBB	3.800% due 4/1/32	137,733

		Total Software	10,828,519

Telecommunications — 3.1%
		AT&T Inc., Senior Unsecured Notes:
1,000,000	BBB	zero coupon due 11/27/22(a)	989,982
20,000	BBB	4.250% due 3/1/27	19,859
260,000	BBB	2.300% due 6/1/27	237,134
170,000	BBB	1.650% due 2/1/28	146,412
198,000	BBB	4.100% due 2/15/28	193,789
304,000	BBB	4.350% due 3/1/29	296,804
660,000	BBB	4.300% due 2/15/30	634,970
505,000	BBB	2.750% due 6/1/31	432,872
1,915,000	BBB	2.550% due 12/1/33	1,532,375
404,000	BBB	4.500% due 5/15/35	381,144
50,000	BBB	5.350% due 9/1/40	49,367
126,000	BBB	3.500% due 6/1/41	99,995
80,000	BBB	5.550% due 8/15/41	81,305
270,000	BBB	4.350% due 6/15/45	234,318
820,000	BBB	4.750% due 5/15/46	764,089
238,000	BBB	4.500% due 3/9/48	208,176
362,000	BBB	3.650% due 6/1/51	278,401
40,000	BBB	3.300% due 2/1/52	28,874
50,000	BBB	3.500% due 9/15/53	37,056
503,000	BBB	3.550% due 9/15/55	370,200
1,640,000	BBB	3.800% due 12/1/57	1,248,195
246,000	BBB	3.650% due 9/15/59	179,291
75,000	BBB	3.850% due 6/1/60	57,152

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Telecommunications — 3.1% — (continued)
			CommScope Inc., Senior Secured Notes:
$80,000		B	6.000% due 3/1/26(a)	$75,704
390,000		B	4.750% due 9/1/29(a)	332,563
25,000		BBB+	Corning Inc., Senior Unsecured Notes, 4.375% due 11/15/57	20,976
280,000	EUR	BBB	Global Switch Finance BV, Company Guaranteed Notes, 1.375% due 10/7/30	248,065
			Intelsat Jackson Holdings SA:
974,000		B+	Senior Secured Notes, 6.500% due 3/15/30(a)	885,347
			Senior Unsecured Notes:
400,000		NR	5.500% due 8/1/23#(f)(g)	—
184,000		NR	8.500% due 10/15/24#(a)(f)(g)	—
605,000		NR	9.750% due 7/15/25#(a)(f)(g)	—
			Level 3 Financing Inc.:
880,000		BB	Company Guaranteed Notes, 3.625% due 1/15/29(a)	707,590
			Senior Secured Notes:
586,000		BBB-	3.400% due 3/1/27(a)	520,807
1,185,000		BBB-	3.875% due 11/15/29(a)	1,007,144
430,000		BB-	Lumen Technologies Inc., Senior Unsecured Notes, 5.375% due 6/15/29(a)	335,778
			Motorola Solutions Inc., Senior Unsecured Notes:
186,000		BBB-	4.600% due 2/23/28	183,496
341,000		BBB-	4.600% due 5/23/29	329,502
253,000		BBB-	2.300% due 11/15/30	201,558
172,000		BBB-	2.750% due 5/24/31	140,901
572,000		BBB-	5.600% due 6/1/32	576,391
150,000		BBB-	Qwest Corp., Senior Unsecured Notes, 7.250% due 9/15/25	155,559
			Rogers Communications Inc., Company Guaranteed Notes:
450,000		BBB+	3.800% due 3/15/32(a)	412,171
254,000		BBB+	4.550% due 3/15/52(a)	224,102
2,236,000		BB+	Sprint Communications LLC, Company Guaranteed Notes, 6.000% due 11/15/22	2,243,468
2,606,000		BB+	Sprint Corp., Company Guaranteed Notes, 7.875% due 9/15/23	2,690,812
			Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes:
965,938		A1(b)	4.738% due 3/20/25(a)	970,192
1,140,000		A1(b)	5.152% due 3/20/28(a)	1,149,226
330,000		BBB-	Telefonica Emisiones SA, Company Guaranteed Notes, 4.103% due 3/8/27	320,908
			T-Mobile USA Inc.:
			Company Guaranteed Notes:
1,280,000		BBB-	2.250% due 2/15/26	1,178,560
593,000		BBB-	2.625% due 2/15/29	512,176
50,000		BBB-	3.375% due 4/15/29	45,106
80,000		BBB-	2.875% due 2/15/31	67,735
1,730,000		BBB-	3.500% due 4/15/31	1,535,088
			Senior Unsecured Notes:
360,000		BBB-	3.500% due 4/15/25	351,874
2,123,000		BBB-	3.750% due 4/15/27	2,041,158
655,000		BBB-	3.875% due 4/15/30	608,183
1,600,000		BBB-	2.550% due 2/15/31	1,333,279
290,000		BBB-	2.250% due 11/15/31	233,504
330,000		BBB-	2.700% due 3/15/32	275,761
450,000		BBB-	4.375% due 4/15/40	399,014
60,000		BBB-	3.000% due 2/15/41	44,139
548,000		BBB-	3.300% due 2/15/51	394,779
			Verizon Communications Inc., Senior Unsecured Notes:
220,000		BBB+	2.625% due 8/15/26	207,724
80,000		BBB+	4.125% due 3/16/27	79,638
360,000		BBB+	2.100% due 3/22/28	318,754

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 3.1% — (continued)
$986,000	BBB+	4.329% due 9/21/28	$974,730
362,000	BBB+	3.875% due 2/8/29	349,565
234,000	BBB+	4.016% due 12/3/29	225,216
1,495,000	BBB+	3.150% due 3/22/30	1,344,319
177,000	BBB+	1.500% due 9/18/30	141,601
138,000	BBB+	1.680% due 10/30/30	110,202
140,000	BBB+	1.750% due 1/20/31	112,027
1,299,000	BBB+	2.550% due 3/21/31	1,099,656
790,000	BBB+	2.355% due 3/15/32	650,514
680,000	BBB+	4.500% due 8/10/33	657,594
140,000	BBB+	4.400% due 11/1/34	133,130
71,000	BBB+	5.850% due 9/15/35	76,502
150,000	BBB+	5.250% due 3/16/37	152,808
310,000	BBB+	2.650% due 11/20/40	224,826
50,000	BBB+	3.400% due 3/22/41	40,266
430,000	BBB+	2.850% due 9/3/41	320,406
100,000	BBB+	4.125% due 8/15/46	87,405
60,000	BBB+	4.862% due 8/21/46	58,644
20,000	BBB+	5.500% due 3/16/47	21,116
50,000	BBB+	4.000% due 3/22/50	42,764
786,000	BBB+	2.875% due 11/20/50	544,198
58,000	BBB+	2.987% due 10/30/56	39,216
184,000	BBB+	3.000% due 11/20/60	122,634
		Vmed O2 UK Financing I PLC, Senior Secured Notes:
450,000	BB-	4.250% due 1/31/31(a)	363,699
200,000	BB-	4.750% due 7/15/31(a)	165,250
		Vodafone Group PLC, Senior Unsecured Notes:
19,000	BBB	4.125% due 5/30/25	18,952
190,000	BBB	4.375% due 5/30/28	187,972
1,435,000	BBB	4.875% due 6/19/49	1,295,287

		Total Telecommunications	41,420,991

Transportation — 0.3%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
351,000	AA-	4.150% due 12/15/48	326,242
95,000	AA-	2.875% due 6/15/52	70,628
50,000	AA-	4.450% due 1/15/53	48,573
		Canadian Pacific Railway Co., Company Guaranteed Notes:
20,000	BBB+	3.000% due 12/2/41	15,830
220,000	BBB+	3.100% due 12/2/51	163,313
76,000	BB	Cargo Aircraft Management Inc., Company Guaranteed Notes, 4.750% due 2/1/28(a)	69,677
		CSX Corp., Senior Unsecured Notes:
82,000	BBB+	2.600% due 11/1/26	77,826
114,000	BBB+	3.250% due 6/1/27	110,092
56,000	BBB+	4.100% due 3/15/44	49,631
31,000	BBB+	3.350% due 9/15/49	24,420
60,000	BBB+	2.500% due 5/15/51	39,908
		Norfolk Southern Corp., Senior Unsecured Notes:
282,000	BBB+	2.550% due 11/1/29	251,721
581,000	BBB+	3.000% due 3/15/32	522,025
33,000	BBB+	4.800% due 8/15/43	30,696
180,000	BBB+	3.050% due 5/15/50	133,538
		Ryder System Inc., Senior Unsecured Notes:
69,000	BBB	2.500% due 9/1/24	66,793
410,000	BBB	4.625% due 6/1/25	409,982
161,000	BBB	2.900% due 12/1/26	150,259

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Transportation — 0.3% — (continued)
		Union Pacific Corp., Senior Unsecured Notes:
$50,000	A-	3.750% due 7/15/25	$49,857
60,000	A-	2.150% due 2/5/27	55,850
651,000	A-	2.891% due 4/6/36	544,519
35,000	A-	4.300% due 3/1/49	32,813
234,000	A-	3.250% due 2/5/50	184,950
226,000	A-	3.500% due 2/14/53	184,870
300,000	A-	3.839% due 3/20/60	253,577
160,000	A-	3.750% due 2/5/70	127,586
12,000	B+	XPO Logistics Inc., Company Guaranteed Notes, 6.250% due 5/1/25(a)	12,156

		Total Transportation	4,007,332

Trucking & Leasing — 0.0%
		Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
110,000	BBB	2.700% due 11/1/24(a)	105,488
97,000	BBB	3.950% due 3/10/25(a)	95,090
164,000	BBB	4.000% due 7/15/25(a)	160,656
51,000	BBB	1.700% due 6/15/26(a)	45,371

		Total Trucking & Leasing	406,605

		TOTAL CORPORATE BONDS & NOTES (Cost — $469,740,570)	425,709,705

MORTGAGE-BACKED SECURITIES — 28.4%

FHLMC — 6.2%
		Federal Home Loan Mortgage Corp. (FHLMC):
2,144,340		4.500% due 4/1/29 – 9/1/50	2,162,784
229,372		5.500% due 1/1/30 – 2/1/40	241,541
10,307,141		3.000% due 3/1/31 – 4/1/52	9,651,254
27,043,847		2.500% due 11/1/31 – 5/1/52	24,314,038
14,987,540		3.500% due 4/1/33 – 5/1/52	14,582,665
1,201,058		5.000% due 12/1/34 – 7/1/52	1,231,533
25,717,477		2.000% due 3/1/36 – 4/1/52	22,399,191
23,317		6.000% due 5/1/38 – 6/1/39	25,058
6,592		7.000% due 3/1/39	7,242
67,931		6.500% due 9/1/39	72,258
7,029,576		4.000% due 9/1/40 – 7/1/52	7,006,726
2,429,895		1.500% due 10/1/41 – 11/1/50	2,020,571
100,615		2.098% (5-Year CMT Index + 1.284%) due 3/1/47(c)	97,234
193,981		2.874% (1-Year USD-LIBOR + 1.619%) due 11/1/47(c)	189,915
556,168		3.008% (1-Year USD-LIBOR + 1.628%) due 11/1/48(c)	540,579
131,953		3.084% (1-Year USD-LIBOR + 1.621%) due 2/1/50(c)	129,316

		Total FHLMC	84,671,905

FNMA — 18.2%
		Federal National Mortgage Association (FNMA):
741,646		5.500% due 3/1/23 – 9/1/56	787,018
635,658		5.000% due 5/1/23 – 9/1/49	661,188
10,606,462		4.500% due 3/1/24 – 8/1/58	10,669,511
8,964,296		4.000% due 4/1/24 – 6/1/57	8,890,394
14,760,766		3.500% due 11/1/25 – 6/1/52	14,311,778
39,533,326		2.500% due 11/1/27 – 9/1/61	35,696,318
30,505,075		3.000% due 12/1/27 – 6/1/52	28,720,356
76,559		3.160% due 5/1/29	74,041
441,077		2.930% due 6/1/30	418,324
458,639		2.149% due 2/1/32(c)	400,856

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

FNMA — 18.2% — (continued)
$200,000	3.840% due 7/1/32 – 8/1/32	$200,899
87,381	2.538% (1-Year USD-LIBOR + 1.538%) due 3/1/34(c)	87,005
212,334	6.000% due 8/1/34 – 7/1/41	222,370
10,115	2.480% (1-Year Treasury Average Rate + 1.806%) due 10/1/35(c)	10,507
3,269	2.477% (1-Year Treasury Average Rate + 1.825%) due 11/1/35(c)	3,397
10,157	2.595% (1-Year Treasury Average Rate + 1.929%) due 11/1/35(c)	10,595
46,738,613	2.000% due 6/1/36 – 4/1/52	40,737,824
5,569,495	1.500% due 9/1/36 – 8/1/51	4,888,730
8,115	7.000% due 4/1/37	8,534
39,582	2.640% (1-Year USD-LIBOR + 1.265%) due 5/1/37(c)	39,426
125,464	6.500% due 9/1/37 – 5/1/40	136,496
7,350,000	3.500% due 9/1/52(h)	7,018,647
19,975,000	3.000% due 9/1/51 – 10/1/52(h)	18,508,905
23,400,000	2.000% due 9/1/52 – 10/1/52(h)	20,190,295
30,225,000	2.500% due 9/1/52 – 10/1/52(h)	27,038,084
6,550,000	4.000% due 9/1/52(h)	6,404,672
19,500,000	4.500% due 9/1/52-10/1/52(h)	19,412,228

	Total FNMA	245,548,398

GNMA — 4.0%
	Government National Mortgage Association (GNMA):
15,272	6.000% due 12/15/33 – 6/15/37	16,089
276,961	5.000% due 10/15/34 – 9/15/40	285,904
22,330	5.500% due 5/15/37 – 6/15/38	24,000
35,369	6.500% due 1/15/38 – 10/15/38	37,608
48,417	4.500% due 3/15/41	49,968
386,683	4.000% due 6/15/41 – 11/15/45	391,940
192,739	3.000% due 9/15/42 – 10/15/42	183,805
118,749	3.500% due 6/15/48 – 5/15/50	117,271
	Government National Mortgage Association II (GNMA):
44,284	6.000% due 7/20/37 – 11/20/40	48,376
1,972,194	4.500% due 1/20/40 – 12/20/50	2,006,232
306,358	5.000% due 7/20/40 – 10/20/48	317,155
4,935,553	4.000% due 11/20/40 – 8/20/52	4,911,038
9,806,969	3.000% due 1/20/43 – 4/20/52	9,272,651
6,631,747	3.500% due 6/20/43 – 6/20/52	6,461,401
8,629,624	2.500% due 9/20/50 – 3/20/52	7,908,642
7,715,424	2.000% due 10/20/50 – 3/20/52	6,862,098
3,300,000	3.000% due 9/20/52(h)	3,102,258
2,500,000	3.500% due 9/20/52(h)	2,414,639
1,200,000	4.000% due 9/20/52(h)	1,184,484
700,000	4.500% due 9/20/52(h)	701,338
500,000	5.000% due 9/20/52(h)	507,455
7,925,000	2.500% due 9/20/52(h)	7,236,206

	Total GNMA	54,040,558

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $405,838,483)	384,260,861

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 26.1%

U.S. GOVERNMENT AGENCIES — 0.9%
	Federal Home Loan Banks:
4,255,000	1.040% due 6/14/24	4,056,309
2,190,000	1.610% due 9/4/24	2,099,932
4,250,000	1.200% due 12/23/24	4,030,087
635,000	0.920% due 2/26/27	565,906

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

U.S. GOVERNMENT AGENCIES — 0.9% — (continued)
$345,000	4.000% due 9/1/28	$356,570
	Federal National Mortgage Association (FNMA), Principal Strip:
575,000	zero coupon due 1/15/30(i)	447,843
595,000	zero coupon due 5/15/30(i)	454,959

	Total U.S. GOVERNMENT AGENCIES	12,011,606

U.S. GOVERNMENT OBLIGATIONS — 25.2%
	U.S. Treasury Bonds:
2,835,000	4.375% due 2/15/38	3,247,625
1,500,000	1.125% due 8/15/40	1,016,895
620,000	1.375% due 11/15/40	438,420
7,670,000	1.875% due 2/15/41	5,905,301
100,000	2.250% due 5/15/41	81,928
5,750,000	1.750% due 8/15/41	4,294,082
31,609,000	2.000% due 11/15/41	24,685,271
2,270,000	3.125% due 11/15/41	2,146,657
20,470,000	2.375% due 2/15/42	17,050,870
180,000	3.250% due 5/15/42	172,884
100,000	3.125% due 2/15/43	93,402
502,500	3.625% due 8/15/43	507,407
11,510,000	3.750% due 11/15/43	11,842,037
1,095,000	3.625% due 2/15/44	1,103,683
415,000	3.125% due 8/15/44	385,707
1,375,000	3.000% due 11/15/44	1,250,015
245,000	2.875% due 8/15/45	217,744
1,412,500	3.000% due 11/15/45	1,284,658
6,490,000	2.500% due 2/15/46	5,379,348
1,110,000	2.875% due 11/15/46	989,244
3,723,000	3.000% due 2/15/47	3,395,856
500,000	2.750% due 8/15/47	436,895
2,120,000	3.000% due 2/15/48	1,952,056
595,000	3.375% due 11/15/48	592,467
4,480,000	2.000% due 2/15/50	3,407,425
10,470,000	1.250% due 5/15/50	6,510,213
9,885,000	1.375% due 8/15/50	6,355,746
4,905,000	1.625% due 11/15/50	3,373,816
6,123,000	1.875% due 2/15/51	4,491,795
3,220,000	2.375% due 5/15/51	2,664,424
3,050,000	2.000% due 8/15/51	2,302,988
2,871,000	1.875% due 11/15/51	2,101,662
9,056,000	2.250% due 2/15/52	7,270,270
2,359,000	2.875% due 5/15/52	2,183,918
7,945,000	3.000% due 8/15/52	7,561,405
885,606	U.S. Treasury Inflation Indexed Bonds, 0.125% due 2/15/52	697,930
	U.S. Treasury Notes:
725,000	0.125% due 8/15/23	702,292
175,000	0.125% due 2/15/24	166,811
2,055,000	0.250% due 3/15/24	1,956,986
11,029,000	0.250% due 5/15/24	10,449,547
2,345,000	3.000% due 6/30/24	2,325,901
20,949,000	3.000% due 7/31/24	20,776,334
16,590,000	3.250% due 8/31/24	16,527,787
6,696,000	1.125% due 1/15/25	6,342,367
5,115,000	1.500% due 2/15/25	4,879,630
40,000	0.250% due 5/31/25	36,653

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 25.2% — (continued)
$520,000		2.875% due 6/15/25	$511,753
34,093,000		3.125% due 8/15/25	33,773,378
365,000		0.250% due 9/30/25	331,052
2,570,000		0.250% due 10/31/25	2,324,545
1,610,000		0.375% due 11/30/25	1,458,056
620,000		0.375% due 12/31/25	560,180
375,000		0.375% due 1/31/26	337,983
4,214,000		0.500% due 2/28/26	3,806,427
8,850,000		0.750% due 3/31/26	8,051,771
8,836,000		0.750% due 4/30/26	8,024,883
20,000		0.875% due 6/30/26	18,184
1,780,000		1.500% due 1/31/27	1,645,109
6,299,000		1.875% due 2/28/27	5,915,893
90,000		2.500% due 3/31/27	86,815
100,000		2.625% due 5/31/27	97,012
22,855,000		3.250% due 6/30/27	22,786,257
31,130,000		3.125% due 8/31/27	30,906,253
7,390,000		0.750% due 1/31/28	6,454,992
223,000		1.125% due 2/29/28	198,596
2,190,000		1.250% due 4/30/28	1,956,799
565,000		1.125% due 8/31/28	498,127
3,250,000		3.125% due 8/31/29	3,226,641
812,000		1.375% due 11/15/31	697,781
1,357,000		2.875% due 5/15/32	1,326,574
3,550,000		2.750% due 8/15/32	3,435,180
2,020,000		U.S. Treasury Strip Principal, zero coupon due 5/15/49(i)	844,026

		Total U.S. GOVERNMENT OBLIGATIONS	340,830,619

		TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $388,597,266)	352,842,225

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0%
502,414	BB+	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 2.664% (1-Month USD-LIBOR + 0.220%) due 2/25/37(c)	497,912
70,272	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 3.094% (1-Month USD-LIBOR + 0.650%) due 6/25/29(c)	53,229
1,100,000	Aaa(b)	AGL CLO 1 Ltd., Series 2019-1A, Class AR, 3.890% (3-Month USD-LIBOR + 1.180%) due 10/20/34(a)(c)	1,069,747
1,200,000	AAA	AIG CLO 2018-1 LLC, Series 2018-1A, Class A1R, 3.830% (3-Month USD-LIBOR + 1.120%) due 4/20/32(a)(c)	1,184,245
1,000,000	AAA	Allegro CLO XI Ltd., Series 2019-2A, Class A1A, 4.128% (3-Month USD-LIBOR + 1.390%) due 1/19/33(a)(c)	990,000
713,367	CCC	Alternative Loan Trust, Series 2005-56, Class 4A1, 3.064% (1-Month USD-LIBOR + 0.620%) due 11/25/35(c)	645,795
1,472,186	AA	American Home Mortgage Investment Trust 2004-3, Series 2004-3, Class 4A, 3.064% (6-Month USD-LIBOR + 1.500%) due 10/25/34(c)	1,470,203
673,200	BBB	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.194% due 6/5/49(a)	649,122
210,000	Baa2(b)	Aqua Finance Trust, Series 2020-AA, Class C, 3.970% due 7/17/46(a)	196,330
890,000	Aaa(b)	Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, 3.741% (1-Month USD-LIBOR + 1.350%) due 11/15/36(a)(c)	870,145
241,597	AAA	Ares XLII CLO Ltd., Series 2017-42A, Class AR, 3.679% (3-Month USD-LIBOR + 0.920%) due 1/22/28(a)(c)	239,785
		Asset-Backed Securities Corp. Home Equity Loan Trust:
466,085	BB	Series 2007-HE1, Class A1B, 2.594% (1-Month USD-LIBOR + 0.150%) due 12/25/36(c)	448,491
527,810	CCC	Series 2007-HE1, Class A4, 2.584% (1-Month USD-LIBOR + 0.140%) due 12/25/36(c)	516,978

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
$260,000	AAA	Bain Capital Credit CLO, Series 2018-1A, Class A1, 3.743% (3-Month USD-LIBOR + 0.960%) due 4/23/31(a)(c)	$255,881
290,000	AAA	Bain Capital Credit CLO Ltd., Series 2021-4A, Class A1, 3.880% (3-Month USD-LIBOR + 1.170%) due 10/20/34(a)(c)	284,648
		BAMLL Commercial Mortgage Securities Trust:
480,000	AA-	Series 2015-200P, Class B, 3.490% due 4/14/33(a)	452,609
420,000	AAA(j)	Series 2018-PARK, Class A, 4.227% due 8/10/38(a)(c)	401,263
820,000	AAA	Series 2019-BPR, Class AMP, 3.287% due 11/5/32(a)	766,417
22,576	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 3.681% due 7/25/34(c)	21,569
500,000	Aaa(b)	Barclays Commercial Mortgage Trust, Series 2019-C4, Class A5, 2.919% due 8/15/52	454,313
373,701	AAA	Barings CLO Ltd., Series 2013-IA, Class AR, 3.510% (3-Month USD-LIBOR + 0.800%) due 1/20/28(a)(c)	370,898
		BBCMS Mortgage Trust:
570,000	AAA	Series 2020-C6, Class A4, 2.639% due 2/15/53	504,969
720,000	AAA	Series 2022-C16, Class A5, 4.600% due 6/15/55(c)	730,954
102,235	WD(j)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.237% due 5/25/47(c)	95,336
48,918	CCC	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, 2.833% due 5/25/35(c)	47,161
268,924	D	Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(c)	239,961
		Benchmark Mortgage Trust:
97,559	AAA	Series 2018-B1, Class A2, 3.571% due 1/15/51	97,145
348,000	AAA	Series 2019-B13, Class A4, 2.952% due 8/15/57	316,766
2,188,532	Aa1(b)	Series 2021-B28, Class XA, 1.398% due 8/15/54(c)(k)	170,389
460,000	AAA	Series 2021-B31, Class A5, 2.669% due 12/15/54	400,113
660,000	Aaa(b)	Series 2022-B33, Class A5, 3.458% due 3/15/55	614,986
440,000	Aaa(b)	Series 2022-B35, Class A5, 4.594% due 5/15/55(c)	443,499
1,333,000	AAA(j)	BFLD, Series 2019-DPLO, Class A, 3.481% (1-Month USD-LIBOR + 1.090%) due 10/15/34(a)(c)	1,310,915
320,000	AAA	BlueMountain CLO XXII Ltd., Series 2018-22A, Class A1, 3.592% (3-Month USD-LIBOR + 1.080%) due 7/15/31(a)(c)	314,400
775,000	AAA	BlueMountain Fuji US CLO I Ltd., Series 2017-1A, Class A1R, 3.690% (3-Month USD-LIBOR + 0.980%) due 7/20/29(a)(c)	765,095
280,000	AAA	BMO Mortgage Trust, Series 2022-C1, Class A5, 3.374% due 2/15/55(c)	257,146
		BRAVO Residential Funding Trust:
2,085,302	NR	Series 2021-A, Class A1, step bond to yield, 1.991% due 10/25/59(a)	1,994,864
710,000	AAA(j)	Series 2022-NQM3, Class A1, 5.108% due 7/25/62(a)(c)(e)	709,987
500,000	AAA	Buttermilk Park CLO Ltd., Series 2018-1A, Class A1, 3.612% (3-Month USD-LIBOR + 1.100%) due 10/15/31(a)(c)	492,999
		BX Commercial Mortgage Trust:
940,000	AAA	Series 2019-IMC, Class A, 3.391% (1-Month USD-LIBOR + 1.000%) due 4/15/34(a)(c)	918,508
890,000	Aaa(b)	Series 2021-CIP, Class A, 3.312% (1-Month USD-LIBOR + 0.921%) due 12/15/38(a)(c)	864,715
280,039	A3(b)	Series 2021-XL2, Class D, 3.788% (1-Month USD-LIBOR + 1.397%) due 10/15/38(a)(c)	266,699
220,000	BBB-	BX Trust, Series 2021-ARIA, Class D, 4.286% (1-Month USD-LIBOR + 1.895%) due 10/15/36(a)(c)	207,447
1,190,000	NR	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class F, 4.941% (1-Month USD-LIBOR + 2.550%) due 12/15/37(a)(c)	1,151,491
940,000	AAA	Cantor Commercial Real Estate Lending, Series 2019-CF3, Class A4, 3.006% due 1/15/53	851,184
1,460,000	Aa2(b)	CD 2017-CD3 Mortgage Trust, Series 2017-CD3, Class AS, 3.833% due 2/10/50	1,371,045
1,644,600	AA+	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.383% due 5/10/50(c)(k)	71,990
1,080,000	AAA	Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3.690% (3-Month USD-LIBOR + 0.980%) due 4/20/31(a)(c)	1,066,501
545,000	AA+	CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% due 3/13/35(a)	544,360
41,933	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 3.755% due 2/25/37(c)	40,752

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
		Chevy Chase Funding LLC Mortgage-Backed Certificates:
$242,785	BBB	Series 2004-2A, Class A1, 2.714% (1-Month USD-LIBOR + 0.270%) due 5/25/35(a)(c)	$232,393
1,011,220	D	Series 2004-2A, Class B1, 2.044% due 5/25/35(a)(c)	806,179
950,000	Aaa(b)	CIFC Funding 2013-IV Ltd., Series 2013-4A, Class A1RR, 3.829% (3-Month USD-LIBOR + 1.060%) due 4/27/31(a)(c)	939,123
750,000	AAA	CIFC Funding 2014-V Ltd., Series 2014-5A, Class A1R2, 3.940% (3-Month USD-LIBOR + 1.200%) due 10/17/31(a)(c)	741,375
250,000	Aaa(b)	CIFC Funding 2018-II Ltd., Series 2018-2A, Class A1, 3.750% (3-Month USD-LIBOR + 1.040%) due 4/20/31(a)(c)	246,885
		CIM Trust:
355,424	NR	Series 2018-R5, Class A1, 3.750% due 7/25/58(a)(c)	354,128
385,312	NR	Series 2018-R6, Class A1, 3.449% (1-Month USD-LIBOR + 1.076%) due 9/25/58(a)(c)	377,210
970,466	NR	Series 2019-R4, Class A1, 3.000% due 10/25/59(a)(c)	903,948
552,185	NR	Series 2020-R6, Class A1A, 2.250% due 12/25/60(a)(c)	513,656
2,332,819	NR	Series 2021-R1, Class A2, 2.400% due 8/25/56(a)(c)	2,083,703
1,181,680	NR	Series 2021-R3, Class A1A, 1.951% due 6/25/57(a)(c)	1,070,988
1,386,062	NR	Series 2021-R4, Class A1A, 2.000% due 5/1/61(a)(c)	1,254,339
2,288,271	NR	Series 2021-R5, Class A1, 2.000% due 8/25/61(a)(c)	1,985,306
		Citigroup Commercial Mortgage Trust:
140,000	Aaa(b)	Series 2013-375P, Class A, 3.251% due 5/10/35(a)	137,250
575,000	Aaa(b)	Series 2015-P1, Class A5, 3.717% due 9/15/48	562,407
285,000	Aa3(b)	Series 2016-C2, Class B, 3.176% due 8/10/49	258,934
740,000	Aaa(b)	Series 2016-C3, Class A3, 2.896% due 11/15/49	690,899
500,000	Aaa(b)	Series 2016-P5, Class A4, 2.941% due 10/10/49	471,857
322,980	Aaa(b)	Series 2017-P7, Class AAB, 3.509% due 4/14/50	316,858
1,651,640	CC	Citigroup Mortgage Loan Trust, Series 2006-AR6, Class 2A4, 2.884% (1-Month USD-LIBOR + 0.440%) due 9/25/36(c)	566,866
		Commercial Mortgage Trust:
190,000	AA-(j)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(c)	186,310
260,000	D	Series 2013-CR9, Class E, 4.435% due 7/10/45(a)(c)	138,060
534,837	Aaa(b)	Series 2013-CR11, Class A3, 3.983% due 8/10/50	531,680
40,000	Baa1(b)	Series 2013-CR12, Class B, 4.762% due 10/10/46(c)	38,213
20,000	Ba3(b)	Series 2013-CR12, Class C, 5.216% due 10/10/46(c)	15,475
143,000	Baa3(b)	Series 2014-CR17, Class C, 4.943% due 5/10/47(c)	136,444
140,000	AAA	Series 2014-CR18, Class A5, 3.828% due 7/15/47	137,969
141,328	AAA	Series 2014-CR18, Class ASB, 3.452% due 7/15/47	140,667
210,000	A-(j)	Series 2014-CR21, Class C, 4.567% due 12/10/47(c)	195,387
345,000	Aaa(b)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	340,516
2,789,721	Aa1(b)	Series 2015-CR25, Class XA, 0.966% due 8/10/48(c)(k)	54,617
175,000	Aaa(b)	Series 2015-CR26, Class A4, 3.630% due 10/10/48	170,359
874,447	Aaa(b)	Series 2015-CR27, Class A3, 3.349% due 10/10/48	844,888
465,000	Aaa(b)	Series 2018-COR3, Class A3, 4.228% due 5/10/51	457,433
178,673	AA	Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2, 3.244% (1-Month USD-LIBOR + 0.800%) due 10/25/47(c)	172,264
		Countrywide Home Loan Mortgage Pass-Through Trust:
52,369	WR(b)	Series 2005-11, Class 3A3, 2.655% due 4/25/35(c)	39,989
42,921	WR(b)	Series 2005-11, Class 6A1, 3.044% (1-Month USD-LIBOR + 0.600%) due 3/25/35(c)	31,427
		Credit Suisse Commercial Mortgage Capital Trust:
1,260,000	CCC	Series 2014-USA, Class F, 4.373% due 9/15/37(a)	915,255
39,437	NR	Series 2015-5R, Class 1A1, 1.564% due 9/27/46(a)(c)	39,292
165,897	AAA(j)	Series 2021-NQM7, Class A1, 1.756% due 10/25/66(a)(c)	144,948
1,403,764	NR	Series 2021-RPL4, Class A1, 1.796% due 12/27/60(a)(c)	1,323,561
		Credit Suisse Mortgage Capital Certificates:
660,000	Aaa(b)	Series 2019-ICE4, Class A, 3.371% (1-Month USD-LIBOR + 0.980%) due 5/15/36(a)(c)	652,928
950,000	Ba3(b)	Series 2019-ICE4, Class F, 5.041% (1-Month USD-LIBOR + 2.650%) due 5/15/36(a)(c)	918,428

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
		CSAIL Commercial Mortgage Trust:
$295,000	Aaa(b)	Series 2015-C1, Class A4, 3.505% due 4/15/50	$287,536
270,000	Aaa(b)	Series 2015-C3, Class A4, 3.718% due 8/15/48	263,204
1,000,000	Aaa(b)	Series 2016-C5, Class A5, 3.757% due 11/15/48	974,178
310,000	Aaa(b)	Series 2018-CX12, Class A4, 4.224% due 8/15/51(c)	305,217
180,000	Aaa(b)	Series 2021-C20, Class A3, 2.805% due 3/15/54	159,024
280,000	Aaa(b)	CSMC NET, Series 2020-NET, Class B, 2.816% due 8/15/37(a)	260,623
		CSMC Trust:
603,274	AAA(j)	Series 2018-J1, Class A2, 3.500% due 2/25/48(a)(c)	554,331
1,846,411	NR	Series 2020-RPL3, Class A1, 2.691% due 3/25/60(a)(c)	1,791,787
2,055,411	NR	Series 2022-RPL3, Class A1, 3.613% due 3/25/61(a)(c)	2,002,089
50,951	CCC	CWABS Asset-Backed Notes Trust 2006-SD2, Series 2006-SD3, Class A1, 3.104% (1-Month USD-LIBOR + 0.660%) due 7/25/36(a)(c)	49,463
548,683	CC	CWABS Revolving Home Equity Loan Trust, Series 2004-B, Class 2A, 2.611% (1-Month USD-LIBOR + 0.220%) due 2/15/29(c)	519,570
		DBJPM Mortgage Trust:
350,000	AA-(j)	Series 2016-C1, Class B, 4.195% due 5/10/49(c)	329,305
230,000	Aaa(b)	Series 2016-C3, Class A4, 2.632% due 8/10/49	216,420
390,000	Aaa(b)	DC Office Trust, Series 2019-MTC, Class A, 2.965% due 9/15/45(a)	337,504
700,000	AAA	Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 4.105% (3-Month USD-LIBOR + 1.200%) due 8/15/30(a)(c)	698,334
25,145	CCC	DSLA Mortgage Loan Trust, Series 2004-AR2, Class A2B, 3.166% (1-Month USD-LIBOR + 0.800%) due 11/19/44(c)	23,603
131,579	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 4.994% (1-Month USD-LIBOR + 2.550%) due 9/25/33(c)	131,599
824,923	Aaa(b)	Extended Stay America Trust, Series 2021-ESH, Class A, 3.472% (1-Month USD-LIBOR + 1.080%) due 7/15/38(a)(c)	809,398
		Federal Home Loan Mortgage Corp. (FHLMC), Interest Strips:
45,445	NR	Series 334, Class S7, 3.709% (6.100% – 1-Month USD-LIBOR) due 8/15/44(k)(l)	5,044
74,519	NR	Series 353, Class S1, 3.609% (6.000% – 1-Month USD-LIBOR) due 12/15/46(k)(l)	8,543
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
2,228	NR	Series 1865, Class DA, 28.832% (31.310% – 11th District Cost of Funds Index) due 2/15/24(k)(l)	169
7,992	NR	Series 3451, Class SB, 3.639% (6.030% – 1-Month USD-LIBOR) due 5/15/38(k)(l)	697
41,904	NR	Series 3621, Class SB, 3.839% (6.230% – 1-Month USD-LIBOR) due 1/15/40(k)(l)	4,537
555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	567,197
520,020	NR	Series 3866, Class SA, 3.559% (5.950% – 1-Month USD-LIBOR) due 5/15/41(k)(l)	40,017
120,977	NR	Series 3947, Class SG, 3.559% (5.950% – 1-Month USD-LIBOR) due 10/15/41(k)(l)	13,387
13,759	NR	Series 3973, Class SA, 4.099% (6.490% – 1-Month USD-LIBOR) due 12/15/41(k)(l)	1,662
131,984	NR	Series 4203, Class PS, 3.859% (6.250% – 1-Month USD-LIBOR) due 9/15/42(k)(l)	12,425
105,151	NR	Series 4210, Class Z, 3.000% due 5/15/43	91,064
47,786	NR	Series 4239, Class IO, 3.500% due 6/15/27(k)	2,312
350,262	NR	Series 4316, Class XZ, 4.500% due 3/15/44	353,959
41,512	NR	Series 4335, Class SW, 3.609% (6.000% – 1-Month USD-LIBOR) due 5/15/44(k)(l)	4,889
894,579	NR	Series 4639, Class HZ, step bond to yield, 3.250% due 4/15/53	805,503
160,826	NR	Series 4879, Class BC, 3.000% due 4/15/49	152,340
71,340	NR	Series 5010, Class IK, 2.500% due 9/25/50(k)	10,403
250,897	NR	Series 5010, Class JI, 2.500% due 9/25/50(k)	39,070
88,356	NR	Series 5013, Class IN, 2.500% due 9/25/50(k)	13,019
176,528	NR	Series 5018, Class MI, 2.000% due 10/25/50(k)	24,524
76,886	NR	Series 5040, Class IB, 2.500% due 11/25/50(k)	11,510
1,093,365	NR	Series 5085, Class NI, 2.000% due 3/25/51(k)	140,908
377,903	NR	Series 5140, Class NI, 2.500% due 5/25/49(k)	51,369
470,643	NR	Series 5148, Class BI, 2.500% due 1/25/49(k)	63,529
190,993	NR	Series 5148, Class CI, 2.000% due 6/25/49(k)	22,240

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
$500,000	NR	Series 5224, Class HL, 4.000% due 4/25/52	$483,901
43,075	NR	Series R007, Class ZA, 6.000% due 5/15/36	45,883
371,565	BB+	Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk REMIC, Series 2021-DNA1, Class M2, 3.983% (SOFR + 1.800%) due 1/25/51(a)(c)	366,318
265,000	NR	Federal National Mortgage Association (FNMA) Multifamily, REMICS, Series 2022-M10, Class A2, 2.003% due 1/25/32(c)	227,121
		Federal National Mortgage Association (FNMA), ACES:
2,807,139	NR	Series 2013-M7, Class X2, 0.183% due 12/25/22(c)(f)(k)	28
3,530,072	NR	Series 2015-M7, Class X2, 0.572% due 12/25/24(c)(k)	28,382
15,002,847	NR	Series 2015-M8, Class X2, 0.166% due 1/25/25(c)(k)	26,650
93,815	NR	Series 2017-M8, Class A2, 3.061% due 5/25/27(c)	91,061
187,924	NR	Series 2019-M19, Class A2, 2.560% due 9/25/29	175,607
111,910	NR	Series 2019-M28, Class AV, 2.232% due 2/25/27	106,443
587,807	NR	Series 2020-M36, Class X1, 1.552% due 9/25/34(c)(k)	49,780
245,000	NR	Series 2021-M2S, Class A2, 1.867% due 10/25/31(c)	208,856
425,000	NR	Series 2022-M5, Class A3, 2.458% due 1/1/34(c)	364,225
		Federal National Mortgage Association (FNMA), Connecticut Avenue Securities:
563,813	AAA(j)	Series 2014-C02, Class 1M2, 5.044% (1-Month USD-LIBOR + 2.600%) due 5/25/24(c)	571,634
453,722	A-(j)	Series 2018-C06, Class 1M2, 4.444% (1-Month USD-LIBOR + 2.000%) due 3/25/31(a)(c)	455,566
		Federal National Mortgage Association (FNMA), Grantor Trust:
46,927	NR	Series 2000-T6, Class A3, 4.238% due 11/25/40(c)	46,516
99,422	NR	Series 2017-T1, Class A, 2.898% due 6/25/27	95,764
		Federal National Mortgage Association (FNMA), Interest Strip:
53,132	NR	Series 409, Class C13, 3.500% due 11/25/41(k)	8,316
113,411	NR	Series 409, Class C18, 4.000% due 4/25/42(k)	20,762
15,202	NR	Series 409, Class C22, 4.500% due 11/25/39(k)	2,719
		Federal National Mortgage Association (FNMA), REMICS:
13,767	NR	Series 2004-38, Class FK, 2.794% (1-Month USD-LIBOR + 0.350%) due 5/25/34(c)	13,708
10,942	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	10,963
233,636	NR	Series 2006-51, Class SP, 4.206% (6.650% – 1-Month USD-LIBOR) due 3/25/36(k)(l)	14,104
138,582	NR	Series 2007-68, Class SC, 4.256% (6.700% – 1-Month USD-LIBOR) due 7/25/37(k)(l)	18,027
421,314	NR	Series 2008-18, Class SM, 4.556% (7.000% – 1-Month USD-LIBOR) due 3/25/38(k)(l)	27,959
333,635	NR	Series 2011-8, Class ZA, 4.000% due 2/25/41	334,039
85,818	NR	Series 2011-87, Class SG, 4.106% (6.550% – 1-Month USD-LIBOR) due 4/25/40(k)(l)	3,327
770,000	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	785,077
71,091	NR	Series 2012-35, Class SC, 4.056% (6.500% – 1-Month USD-LIBOR) due 4/25/42(k)(l)	9,604
54,975	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	59,454
83,265	NR	Series 2012-51, Class B, 7.000% due 5/25/42	92,620
68,645	NR	Series 2012-74, Class SA, 4.206% (6.650% – 1-Month USD-LIBOR) due 3/25/42(k)(l)	5,400
11,441	NR	Series 2012-75, Class AO, zero coupon due 3/25/42(i)	10,218
24,698	NR	Series 2012-101, Class BI, 4.000% due 9/25/27(k)	808
49,972	NR	Series 2012-133, Class CS, 3.706% (6.150% – 1-Month USD-LIBOR) due 12/25/42(k)(l)	6,531
205,539	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	225,760
171,861	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	180,690
41,555	NR	Series 2013-54, Class BS, 3.706% (6.150% – 1-Month USD-LIBOR) due 6/25/43(k)(l)	5,555
36,096	NR	Series 2013-73, Class IA, 3.000% due 9/25/32(k)	2,370
255,433	NR	Series 2015-65, Class CZ, 3.500% due 9/25/45	238,267
125,424	NR	Series 2018-55, Class PA, 3.500% due 1/25/47	124,160
76,060	NR	Series 2018-57, Class QA, 3.500% due 5/25/46	75,196
93,259	NR	Series 2018-94, Class KD, 3.500% due 12/25/48	90,559
208,850	NR	Series 2020-47, Class GZ, 2.000% due 7/25/50	144,065
700,000	NR	Series 2020-56, Class AQ, 2.000% due 8/25/50	575,187
163,377	NR	Series 2020-56, Class DI, 2.500% due 8/25/50(k)	26,523
562,000	NR	Series 2021-61, Class KI, 2.500% due 4/25/49(k)	78,278
384,959	NR	Series 2021-69, Class IJ, 2.500% due 1/25/49(k)	56,919

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
		FHLMC Multifamily Structured Pass-Through Certificates:
$2,500,000	AAA(j)	Series K104, Class XAM, 1.506% due 1/25/30(c)(k)	$213,530
440,000	AAA(j)	Series K144, Class A2, 2.450% due 4/25/32	393,597
973,614	AAA(j)	Series K736, Class X1, 1.431% due 7/25/26(c)(k)	39,149
3,999,017	AAA(j)	Series K743, Class X1, 1.028% due 5/25/28(c)(k)	178,325
206,101	NR	Series KIR2, Class A1, 2.748% due 3/25/27	203,324
1,240,000	AAA(j)	FHLMC Multifamily WI Certificates, Series K146, Class A2, 2.920% due 7/25/32	1,155,151
174,154	BBB(j)	FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class M2, 4.894% (1-Month USD-LIBOR + 2.450%) due 12/25/42(c)	174,237
		First Franklin Mortgage Loan Trust:
1,038,161	CC	Series 2006-FF13, Class A2D, 2.924% (1-Month USD-LIBOR + 0.480%) due 10/25/36(c)	754,758
555,554	CCC	Series 2006-FF15, Class A2, 2.564% (1-Month USD-LIBOR + 0.120%) due 11/25/36(c)	521,166
1,100,000	Aaa(b)	Flatiron CLO 21 Ltd., Series 2021-1A, Class A1, 3.848% (3-Month USD-LIBOR + 1.110%) due 7/19/34(a)(c)	1,075,221
314,076	NR	FREMF Mortgage Trust, Series 2019-KF58, Class B, 4.512% (1-Month USD-LIBOR + 2.150%) due 1/25/26(a)(c)	312,641
153,611	NR	FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500% due 1/25/39(c)	148,587
1,050,000	AA	GoldentTree Loan Management US CLO 1 Ltd., Series 2021-11A, Class B, 4.310% (3-Month USD-LIBOR + 1.600%) due 10/20/34(a)(c)	1,011,746
300,340	A(j)	GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class A, 2.700% due 1/20/49(a)	264,248
		Government National Mortgage Association:
601,188	NR	Series 2020-103, Class AD, 1.450% due 1/16/63	500,978
3,212,406	NR	Series 2020-173, Class MI, 2.500% due 11/20/50(k)	414,196
149,865	NR	Series 2021-14, Class AB, 1.340% due 6/16/63	121,122
453,701	NR	Series 2021-115, Class MI, 2.500% due 5/20/51(k)	51,163
300,000	NR	Series 2022-3, Class B, 1.850% due 2/16/61	208,220
		Government National Mortgage Association (GNMA):
271,080	NR	Series 2007-51, Class SG, 4.212% (6.580% – 1-Month USD-LIBOR) due 8/20/37(k)(l)	15,714
853,770	NR	Series 2008-51, Class GS, 3.843% (6.230% – 1-Month USD-LIBOR) due 6/16/38(k)(l)	89,576
8,044	NR	Series 2010-85, Class HS, 4.282% (6.650% – 1-Month USD-LIBOR) due 1/20/40(k)(l)	174
151,433	NR	Series 2012-H27, Class AI, 1.688% due 10/20/62(c)(k)	5,277
94,610	NR	Series 2013-53, Class OI, 3.500% due 4/20/43(k)	10,061
314,014	NR	Series 2013-85, Class IA, 0.523% due 3/16/47(c)(k)	3,675
78,981	NR	Series 2013-107, Class AD, 2.849% due 11/16/47(c)	74,449
90,872	NR	Series 2014-105, Class IO, 0.118% due 6/16/54(c)(k)	1,576
1,062,240	NR	Series 2014-H20, Class FA, 2.228% (1-Month USD-LIBOR + 0.430%) due 10/20/64(c)	1,053,210
49,406	NR	Series 2015-167, Class OI, 4.000% due 4/16/45(k)	8,597
165,837	NR	Series 2015-167, Class SA, 3.882% (6.250% – 1-Month USD-LIBOR) due 11/20/45(k)(l)	21,730
50,030	NR	Series 2016-84, Class IG, 4.500% due 11/16/45(k)	10,193
52,836	NR	Series 2016-135, Class SB, 3.713% (6.100% – 1-Month USD-LIBOR) due 10/16/46(k)(l)	9,242
71,842	NR	Series 2017-187, Class SJ, 3.832% (6.200% – 1-Month USD-LIBOR) due 12/20/47(k)(l)	8,073
475,498	NR	Series 2017-H22, Class IC, 2.903% due 11/20/67(c)(k)	21,992
92,967	NR	Series 2018-124, Class NW, 3.500% due 9/20/48	91,679
2,947	NR	Series 2018-130, Class A, 3.250% due 5/16/59	2,937
130,198	NR	Series 2019-12, Class QA, 3.500% due 9/20/48	127,118
321,408	NR	Series 2019-86, Class C, 2.500% due 3/20/49	300,704
91,286	NR	Series 2019-119, Class JE, 3.000% due 9/20/49	86,938
286,391	NR	Series 2020-47, Class MI, 3.500% due 4/20/50(k)	45,390
77,027	NR	Series 2020-47, Class NI, 3.500% due 4/20/50(k)	11,945
83,948	NR	Series 2020-123, Class IL, 2.500% due 8/20/50(k)	12,136
249,346	NR	Series 2020-123, Class NI, 2.500% due 8/20/50(k)	36,636
81,945	NR	Series 2020-127, Class IN, 2.500% due 8/20/50(k)	12,010
85,694	NR	Series 2020-129, Class IE, 2.500% due 9/20/50(k)	12,671
87,333	NR	Series 2020-160, Class IH, 2.500% due 10/20/50(k)	13,010

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
$84,586	NR	Series 2020-160, Class VI, 2.500% due 10/20/50(k)	$12,609
348,374	NR	Series 2020-160, Class YI, 2.500% due 10/20/50(k)	50,894
412,783	NR	Series 2020-181, Class WI, 2.000% due 12/20/50(k)	45,109
197,748	NR	Series 2020-H09, Class FL, 2.948% (1-Month USD-LIBOR + 1.150%) due 5/20/70(c)	199,138
52,484	NR	Series 2020-H12, Class F, 2.298% (1-Month USD-LIBOR + 0.500%) due 7/20/70(c)	51,592
270,202	NR	Series 2020-H13, Class FA, 2.248% (1-Month USD-LIBOR + 0.450%) due 7/20/70(c)	264,671
56,236	NR	Series 2020-H13, Class FC, 2.248% (1-Month USD-LIBOR + 0.450%) due 7/20/70(c)	55,197
2,709,431	NR	Series 2021-133, Class IO, 0.879% due 7/16/63(c)(k)	195,603
1,385,167	NR	Series 2022-3, Class IO, 0.640% due 2/16/61(c)(k)	83,089
653,271	BBB-	GS Mortgage Securities Corp. II, Series 2018-SRP5, Class A, 4.191% (1-Month USD-LIBOR + 1.800%) due 9/15/31(a)(c)	564,614
		GS Mortgage Securities Corp. Trust:
1,772,000	AA-(j)	Series 2021-IP, Class B, 3.541% (1-Month USD-LIBOR + 1.150%) due 10/15/36(a)(c)	1,673,629
370,000	AAA	Series 2021-ROSS, Class A, 3.542% (1-Month USD-LIBOR + 1.150%) due 5/15/26(a)(c)	355,786
215,277	Aaa(b)	GS Mortgage Securities Trust, Series 2017-GS6, Class A2, 3.164% due 5/10/50	204,479
250,000	AAA	Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, 3.882% (3-Month USD-LIBOR + 1.370%) due 4/15/33(a)(c)	246,030
		Harborview Mortgage Loan Trust:
55,398	AA+	Series 2004-5, Class 2A6, 3.242% due 6/19/34(c)	54,325
36,408	WD(j)	Series 2006-2, Class 1A, 3.524% due 2/25/36(c)	14,436
688,218	Caa2(b)	Series 2006-10, Class 1A1A, 2.566% (1-Month USD-LIBOR + 0.200%) due 11/19/36(c)	586,662
400,000	Aa2(b)	Hildene Community Funding CDO Ltd., Series 2015-1A, Class ARR, 2.600% due 11/1/35(a)(e)	351,000
780,000	CC	Home Equity Asset Trust, Series 2005-6, Class M5, 3.389% (1-Month USD-LIBOR + 0.945%) due 12/25/35(c)	727,536
49,488	AA	Impac CMB Trust, Series 2007-A, Class A, 2.944% (1-Month USD-LIBOR + 0.500%) due 5/25/37(a)(c)	47,552
710,000	AAA(j)	Independence Plaza Trust, Series 2018-INDP, Class A, 3.763% due 7/10/35(a)	683,080
		Indymac Index Mortgage Loan Trust:
918,505	CCC	Series 2005-AR14, Class 2A1A, 3.044% (1-Month USD-LIBOR + 0.600%) due 7/25/35(c)	782,581
26,202	Caa2(b)	Series 2005-AR15, Class A2, 3.191% due 9/25/35(c)	23,157
313,898	NR	InStar Leasing III LLC, Series 2021-1A, Class A, 2.300% due 2/15/54(a)	276,830
913,244	CC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 2.764% (1-Month USD-LIBOR + 0.320%) due 8/25/36(c)	274,295
		JP Morgan Chase Commercial Mortgage Securities Trust:
922,585	Aaa(b)	Series 2016-JP2, Class A3, 2.559% due 8/15/49	859,502
1,710,000	Caa1(b)	Series 2018-PHH, Class F, 5.701% (1-Month USD-LIBOR + 3.310%) due 6/15/35(a)(c)(f)	323,190
365,000	Aaa(b)	Series 2019-OSB, Class A, 3.397% due 6/5/39(a)	333,230
250,000	Baa1(b)	Series 2021-MHC, Class D, 4.091% (1-Month USD-LIBOR + 1.700%) due 4/15/38(a)(c)	238,743
653,709	CCC	JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 3.029% (1-Month USD-LIBOR + 0.585%) due 5/25/35(c)	647,016
880,000	BB	JP Morgan Mortgage Acquisition Trust, Series 2007-CH2, Class MV2, 2.744% (1-Month USD-LIBOR + 0.300%) due 1/25/37(c)	851,973
		JP Morgan Mortgage Trust:
161,352	AA+	Series 2018-3, Class A1, 3.500% due 9/25/48(a)(c)	150,445
149,581	AA+	Series 2018-5, Class A1, 3.500% due 10/25/48(a)(c)	139,791
36,792	AAA	Series 2019-1, Class A11, 3.394% (1-Month USD-LIBOR + 0.950%) due 5/25/49(a)(c)	35,932
1,759,264	Aaa(b)	Series 2021-13, Class A3, 2.500% due 4/25/52(a)(c)	1,504,905
59,815	Aaa(b)	JP Morgan Trust, Series 2015-5, Class A9, 2.974% due 5/25/45(a)(c)	58,931
		JPMBB Commercial Mortgage Securities Trust:
40,000	Aa3(b)	Series 2013-C17, Class B, 5.049% due 1/15/47(c)	39,433
350,000	B(j)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(c)	276,863
		JPMDB Commercial Mortgage Securities Trust:
340,000	A(j)	Series 2017-C5, Class B, 4.009% due 3/15/50(c)	303,059
190,000	Aaa(b)	Series 2017-C7, Class A5, 3.409% due 10/15/50	181,299

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
$130,000	AA-	Series 2018-C8, Class B, 4.522% due 6/15/51	$122,667
890,000	Aaa(b)	KREF Ltd., Series 2021-FL2, Class A, 3.450% (1-Month USD-LIBOR + 1.070%) due 2/15/39(a)(c)	866,646
1,200,000	NR	KREST Commercial Mortgage Securities Trust 2021-CHIP, Series 2021-CHIP, Class B, 2.861% due 11/5/44(a)	955,300
		Legacy Mortgage Asset Trust:
1,921,611	NR	Series 2020-GS2, Class A1, step bond to yield, 2.750% due 3/25/60(a)	1,920,211
810,046	NR	Series 2021-GS2, Class A1, step bond to yield, 1.750% due 4/25/61(a)	761,642
491,485	NR	Life Mortgage Trust, Series 2021-BMR, Class G, 5.341% (1-Month USD-LIBOR + 2.950%) due 3/15/38(a)(c)	455,866
269,601	Baa2(b)	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.432% due 10/15/46(a)	237,459
1,295,000	AAA	Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 3.888% (3-Month USD-LIBOR + 1.150%) due 4/19/33(a)(c)	1,273,633
280,000	AAA	Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, 4.006% (3-Month USD-LIBOR + 1.200%) due 7/29/30(a)(c)	277,480
801,064	A	MAPS Trust, Series 2021-1A, Class A, 2.521% due 6/15/46(a)	682,742
181,308	WD(j)	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 3.940% due 10/25/32(c)	175,663
214,386	CC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 2.694% (1-Month USD-LIBOR + 0.250%) due 7/25/37(c)	113,129
12,977	A+	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, 3.070% due 5/25/34(c)	12,098
1,155,000	Aaa(b)	MF1 Ltd., Series 2021-FL7, Class A, 3.457% (1-Month USD-LIBOR + 1.080%) due 10/16/36(a)(c)	1,113,651
275,000	AAA(j)	MKT Mortgage Trust, Series 2020-525M, Class A, 2.694% due 2/12/40(a)	231,262
		ML-CFC Commercial Mortgage Trust:
31,434	Ca(b)	Series 2007-5, Class AJ, 5.450% due 8/12/48(c)	15,550
3,395	WD(j)	Series 2007-9, Class AJ, 6.193% due 9/12/49(c)	3,346
		Morgan Stanley Bank of America Merrill Lynch Trust:
500,000	Aaa(b)	Series 2013-C13, Class A4, 4.039% due 11/15/46(m)	494,777
512,158	Aaa(b)	Series 2016-C28, Class A3, 3.272% due 1/15/49(m)	489,216
249,031	NR	Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.710% due 12/20/46(a)	222,677
1,200,000	Aaa(b)	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ARR, 3.672% (3-Month USD-LIBOR + 1.160%) due 7/15/34(a)(c)	1,171,800
1,270,000	A-	New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.410% due 10/20/61(a)	1,094,198
		New Residential Mortgage Loan Trust:
148,146	AAA	Series 2016-4A, Class A1, 3.750% due 11/25/56(a)(c)	142,002
202,697	NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(a)(c)	200,341
530,110	Aaa(b)	Series 2019-6A, Class A1B, 3.500% due 9/25/59(a)(c)	507,237
753,931	AAA(j)	Series 2022-NQM4, Class A1, step bond to yield, 5.000% due 6/25/62(a)	746,440
487,061	Aaa(b)	Newark BSL CLO 1 Ltd., Series 2016-1A, Class A1R, 3.869% (3-Month USD-LIBOR + 1.100%) due 12/21/29(a)(c)	481,789
358,708	AAA	Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1, 1.850% due 11/20/50(a)	324,792
500,000	AAA	Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, 3.482% (3-Month USD-LIBOR + 0.970%) due 4/15/31(a)(c)	492,911
1,000,000	AAA	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class AR, 3.672% (3-Month USD-LIBOR + 1.160%) due 7/15/36(a)(c)	981,889
500,000	Aaa(b)	One Bryant Park Trust, Series 2019-OBP, Class A, 2.516% due 9/15/54(a)	430,523
1,650,000	B-	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-4, Class M2, 3.194% (1-Month USD-LIBOR + 0.750%) due 11/25/35(c)	1,597,450
209,363	BBB-	Option One Mortgage Loan Trust, Series 2004-3, Class M1, 3.224% (1-Month USD-LIBOR + 0.780%) due 11/25/34(c)	202,305
		Palmer Square CLO Ltd.:
800,000	AAA	Series 2014-1A, Class A1R2, 3.870% (3-Month USD-LIBOR + 1.130%) due 1/17/31(a)(c)	792,656
1,150,000	AAA	Series 2018-2A, Class A1A, 3.840% (3-Month USD-LIBOR + 1.100%) due 7/16/31(a)(c)	1,136,551
1,656,296	CCC	Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-WWF1, Class M5, 4.244% (1-Month USD-LIBOR + 1.800%) due 12/25/34(c)	1,624,881

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
		PFS Financing Corp.:
$400,000	AAA	Series 2020-E, Class A, 1.000% due 10/15/25(a)	$385,098
190,000	AAA	Series 2021-A, Class A, 0.710% due 4/15/26(a)	178,933
540,000	AAA	Series 2022-C, Class A, 3.890% due 5/15/27(a)	533,159
788,000	AAA	Series 2022-D, Class A, 4.270% due 8/16/27(a)	781,615
		PMT Credit Risk Transfer Trust:
284,998	NR	Series 2019-2R, Class A, 5.243% (1-Month USD-LIBOR + 2.750%) due 5/27/23(a)(c)	279,879
160,568	NR	Series 2019-3R, Class A, 5.193% (1-Month USD-LIBOR + 2.700%) due 10/27/22(a)(c)	160,198
1,515,703	NR	PRET LLC, Series 2022-RN2, Class A1, step bond to yield, 5.000% due 6/25/52(a)	1,440,912
1,735,000	NR	Pretium Mortgage Credit Partners LLC, Series 2022-RN3, Class A1, 5.000% due 8/25/52(a)(c)	1,696,773
		Prime Mortgage Trust:
8,217	WR(b)	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(a)	8,186
546,593	WR(b)	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(a)	478,313
666,000	NR	Progress Residential, Series 2021-SFR1, Class G, 3.861% due 4/17/38(a)	601,910
860,791	NR	PRPM LLC, Series 2021-11, Class A1, step bond to yield, 2.487% due 11/25/26(a)	808,243
1,535,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/15/32(a)(c)	1,497,332
1,107,465	Aaa(b)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A, 3.644% (1-Month USD-LIBOR + 1.200%) due 11/25/36(a)(c)	1,083,472
1,100,000	AA	Regata XII Funding Ltd., Series 2019-1A, Class BR, 4.112% (3-Month USD-LIBOR + 1.600%) due 10/15/32(a)(c)	1,047,955
101,465	Caa2(b)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	97,538
850,000	NR	RIAL Issuer Ltd., Series 2022-FL8, Class D, 7.046% (1-Month Term SOFR + 4.750%) due 1/19/37(a)(c)	844,587
419,198	NR	SBA Small Business Investment Cos., Series 2018-10B, Class 1, 3.548% due 9/10/28	408,677
		Seasoned Credit Risk Transfer Trust:
83,781	NR	Series 2018-2, Class MA, 3.500% due 11/25/57	82,150
790,000	B(j)	Series 2019-1, Class M, 4.750% due 7/25/58(a)(c)	734,844
271,436	NR	Series 2019-2, Class MA, 3.500% due 8/25/58	265,341
210,000	B(j)	Series 2020-2, Class M, 4.250% due 11/25/59(a)(c)	190,041
617,172	AA-	Sequoia Mortgage Trust, Series 2003-1, Class 1A, 3.128% (1-Month USD-LIBOR + 0.760%) due 4/20/33(c)	580,000
250,000	AAA	Signal Peak CLO 12 Ltd., Series 2022-12A, Class A1, 3.657% (3-Month Term SOFR + 1.540%) due 7/18/34(a)(c)	246,912
976,000	B2(b)	SMRT, Series 2022-MINI, Class F, 5.658% (1-Month Term SOFR + 3.350%) due 1/15/39(a)(c)	904,025
310,000	NR	Soho Trust, Series 2021-SOHO, Class B, 2.786% due 8/10/38(a)(c)	251,150
1,110,000	AAA	SREIT Trust, Series 2021-MFP, Class A, 3.122% (1-Month USD-LIBOR + 0.731%) due 11/15/38(a)(c)	1,071,385
546,792	AAA	Store Maser Funding I-VII XIV XIX XX, Series 2021-1A, Class A1, 2.120% due 6/20/51(a)	472,211
496,175	A	Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 3.244% (1-Month USD-LIBOR + 0.800%) due 7/25/34(c)	480,561
52,575	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 2.866% (1-Month USD-LIBOR + 0.500%) due 7/19/35(c)	49,047
850,000	Aaa(b)	STWD Ltd., Series 2022-FL3, Class A, 3.233% (SOFR + 1.350%) due 11/15/38(a)(c)	823,254
388,150	NR	Sunrun Atlas Issuer LLC, Series 2019-2, Class A, 3.610% due 2/1/55(a)	355,881
		Tharaldson Hotel Portfolio Trust:
81,008	AAA	Series 2018-THL, Class A, 3.423% (1-Month USD-LIBOR + 1.050%) due 11/11/34(a)(c)	79,015
291,629	B+	Series 2018-THL, Class E, 5.853% (1-Month USD-LIBOR + 3.480%) due 11/11/34(a)(c)	269,882
		Towd Point Mortgage Trust:
760,000	Baa3(b)	Series 2015-2, Class 1B3, 3.354% due 11/25/60(a)(c)	671,411
1,202,050	Aaa(b)	Series 2015-5, Class M1, 3.500% due 5/25/55(a)(c)	1,193,538
770,000	Baa1(b)	Series 2016-5, Class B2, 3.579% due 10/25/56(a)(c)	699,690
200,000	Aaa(b)	TPGI Trust, Series 2021-DGWD, Class A, 3.090% (1-Month USD-LIBOR + 0.700%) due 6/15/26(a)(c)	193,520
250,000	AAA	Trinitas CLO XVIII Ltd., Series 2021-18A, Class A1, 3.880% (3-Month USD-LIBOR + 1.170%) due 1/20/35(a)(c)	244,241

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
		UBS Commercial Mortgage Trust:
$340,000	AA-(j)	Series 2018-C11, Class B, 4.713% due 6/15/51(c)	$320,701
350,000	Aaa(b)	Series 2019-C17, Class A3, 2.669% due 10/15/52	312,505
1,317,418	NR	Velocity Commercial Capital Loan Trust, Series 2019-1, Class A, 3.760% due 3/25/49(a)(c)	1,284,002
1,106,918	NR	VOLT XCIX LLC, Series 2021-NPL8, Class A1, step bond to yield, 2.116% due 4/25/51(a)	1,055,837
874,767	Aaa(b)	Voya CLO 2014-2 Ltd., Series 2014-2A, Class A1RR, 3.760% (3-Month USD-LIBOR + 1.020%) due 4/17/30(a)(c)	866,297
		WaMu Mortgage Pass-Through Certificates Trust:
295,709	B-	Series 2005-AR1, Class A1B, 3.224% (1-Month USD-LIBOR + 0.780%) due 1/25/45(c)	278,557
125,699	BB-	Series 2005-AR4, Class A5, 2.982% due 4/25/35(c)	120,184
2,135,406	BB+	Series 2005-AR15, Class A1A1, 2.964% (1-Month USD-LIBOR + 0.520%) due 11/25/45(c)	1,964,055
717,149	A-	Series 2005-AR19, Class A1B3, 3.144% (1-Month USD-LIBOR + 0.700%) due 12/25/45(c)	674,904
524,914	CCC	Series 2006-AR3, Class A1A, 1.859% (1-Year Treasury Average Rate + 1.000%) due 2/25/46(c)	478,643
291,434	Ca(b)	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2007-OA2, Class 2A, 1.559% (1-Year Treasury Average Rate + 0.700%) due 1/25/47(c)	241,282
		Wells Fargo Commercial Mortgage Trust:
120,000	Ba3(b)	Series 2013-LC12, Class B, 4.433% due 7/15/46(c)	113,143
1,000,000	Aa2(b)	Series 2015-C28, Class AS, 3.872% due 5/15/48(c)	966,646
150,000	Aaa(b)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	145,115
388,640	AAA	Series 2016-BNK1, Class ASB, 2.514% due 8/15/49	375,915
412,415	Aaa(b)	Series 2016-C33, Class A3, 3.162% due 3/15/59	396,918
10,346,789	Aaa(b)	Series 2018-C43, Class XA, 0.755% due 3/15/51(c)(k)	273,159
250,000	Aaa(b)	Series 2018-C44, Class A4, 3.948% due 5/15/51	242,291
3,396,299	Aaa(b)	Series 2019-C52, Class XA, 1.751% due 8/15/52(c)(k)	260,094
180,000	AAA	Series 2019-C54, Class A4, 3.146% due 12/15/52	164,755
114,884	Aaa(b)	Wells Fargo Mortgage-Backed Securities Trust, Series 2019-4, Class A2, 3.000% due 9/25/49(a)(c)	106,384
118,891	Aaa(b)	WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class A4, 3.073% due 6/15/46	118,298

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $161,147,581)	148,485,395

SOVEREIGN BONDS — 4.4%

Argentina — 0.0%
		Argentine Republic Government International Bonds:
64,372	CCC+	1.000% due 7/9/29	15,072
1,852,700	CCC+	0.500% due 7/9/30	444,719

		Total Argentina	459,791

Brazil — 0.2%
		Brazilian Government International Bonds:
200,000	BB-	2.875% due 6/6/25	191,233
300,000	BB-	4.625% due 1/13/28	288,326
200,000	BB-	3.875% due 6/12/30	174,963
1,680,000	BB-	5.000% due 1/27/45	1,299,202

		Total Brazil	1,953,724

Canada — 0.1%
		Province of Manitoba Canada:
152,000	A+	3.050% due 5/14/24	150,570
1,025,000	A+	1.500% due 10/25/28	901,941

		Total Canada	1,052,511

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Chile — 0.1%
			Chile Government International Bonds:
$650,000		A	2.450% due 1/31/31	$550,642
500,000		A	2.550% due 1/27/32	417,904

			Total Chile	968,546

Colombia — 0.1%
			Colombia Government International Bonds:
220,000		BB+	8.125% due 5/21/24	229,453
280,000		BB+	3.875% due 4/25/27	251,497
340,000		BB+	3.000% due 1/30/30	263,475
315,000		BB+	3.125% due 4/15/31	237,849
430,000		BB+	3.250% due 4/22/32	318,239
430,000		BB+	4.125% due 2/22/42	270,375

			Total Colombia	1,570,888

Dominican Republic — 0.0%
350,000		BB-	Dominican Republic International Bonds, 4.500% due 1/30/30(a)	295,098

Egypt — 0.0%
200,000		B	Egypt Government International Bonds, 5.250% due 10/6/25	171,151

Guatemala — 0.0%
242,000		BB-	Guatemala Government Bonds, 3.700% due 10/7/33	196,603

Hong Kong — 0.0%
445,000		AA+	Airport Authority, 3.250% due 1/12/52(a)	351,722

Hungary — 0.0%
200,000		BBB	Hungary Government International Bonds, 2.125% due 9/22/31	147,046

Indonesia — 0.4%
			Indonesia Government International Bonds:
80,000		BBB	4.100% due 4/24/28	80,291
445,000		BBB	2.850% due 2/14/30	411,346
320,000		BBB	2.150% due 7/28/31	275,444
100,000		BBB	7.750% due 1/17/38(a)	123,006
530,000		BBB	4.350% due 1/11/48	479,073
			Indonesia Treasury Bonds:
33,727,000,000	IDR	NR	6.500% due 2/15/31	2,197,340
19,692,000,000	IDR	NR	6.375% due 4/15/32	1,261,243

			Total Indonesia	4,827,743

Israel — 0.0%
200,000		AA-	Israel Government International Bonds, 2.750% due 7/3/30	189,934

Kenya — 0.0%
520,000		B	Kenya Government International Bonds, 6.300% due 1/23/34(a)	358,150

Mexico — 1.2%
			Mexican Bonos:
15,120,000	MXN	BBB+	10.000% due 12/5/24	755,904
22,540,000	MXN	BBB+	8.500% due 5/31/29	1,089,919
23,930,000	MXN	BBB+	7.750% due 11/23/34	1,072,154
111,575,700	MXN	BBB+	7.750% due 11/13/42	4,892,413
84,090,000	MXN	Baa2(b)	8.000% due 11/7/47	3,760,260
			Mexico Government International Bonds:
200,000		BBB	4.150% due 3/28/27	198,619
323,000		BBB	3.750% due 1/11/28	311,744
572,000		BBB	4.500% due 4/22/29	561,116

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Mexico — 1.2% — (continued)
$1,494,000		BBB	2.659% due 5/24/31	$1,243,178
855,000		BBB	4.750% due 4/27/32	832,306
1,060,000		BBB	3.500% due 2/12/34	889,191
210,000		BBB	4.750% due 3/8/44	178,427
200,000		BBB	4.600% due 2/10/48	161,685

			Total Mexico	15,946,916

Nigeria — 0.0%
260,000		B-	Nigeria Government International Bonds, 7.143% due 2/23/30(a)	192,439

Oman — 0.0%
200,000		Ba3(b)	Oman Government International Bonds, 5.625% due 1/17/28	197,482

Panama — 0.2%
			Panama Government International Bonds:
210,000		BBB	3.875% due 3/17/28	201,984
700,000		BBB	3.160% due 1/23/30	617,574
640,000		BBB	2.252% due 9/29/32	499,467
405,000		BBB	3.298% due 1/19/33	344,196
290,000		BBB	4.500% due 4/1/56	225,145

			Total Panama	1,888,366

Paraguay — 0.0%
			Paraguay Government International Bonds:
200,000		BB	4.700% due 3/27/27	197,974
200,000		BB	2.739% due 1/29/33(a)	158,789

			Total Paraguay	356,763

Peru — 0.1%
			Peruvian Government International Bonds:
825,000		BBB	4.125% due 8/25/27	812,209
790,000		BBB	2.783% due 1/23/31	674,645
70,000		BBB	6.550% due 3/14/37	76,957
160,000		BBB	5.625% due 11/18/50	167,063

			Total Peru	1,730,874

Philippines — 0.1%
			Philippine Government International Bonds:
400,000		BBB+	3.000% due 2/1/28	386,805
400,000		BBB+	2.457% due 5/5/30	360,518
560,000		BBB+	1.648% due 6/10/31	465,525
550,000		BBB+	1.950% due 1/6/32	462,714

			Total Philippines	1,675,562

Poland — 0.1%
910,000		A-	Poland Government International Bonds, 4.000% due 1/22/24	910,357

Qatar — 0.0%
200,000		AA-	Qatar Government International Bonds, 4.500% due 4/23/28	208,903

Russia — 0.1%
			Russian Federal Bonds — OFZ:
6,950,000	RUB	NR	7.750% due 9/16/26(f)	29,623
205,378,000	RUB	WR(b)	7.050% due 1/19/28(f)	875,382
170,520,000	RUB	WD(j)	6.900% due 5/23/29(f)	726,806
49,650,000	RUB	NR	7.700% due 3/16/39(f)	211,623

			Total Russia	1,843,434

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Saudi Arabia — 0.0%
		Saudi Government International Bonds:
$200,000	A1(b)	3.250% due 10/26/26	$197,627
200,000	A1(b)	3.625% due 3/4/28	199,224

		Total Saudi Arabia	396,851

South Africa — 0.0%
300,000	BB-	Republic of South Africa Government International Bonds, 5.875% due 4/20/32	267,975

United Arab Emirates — 0.1%
		Abu Dhabi Government International Bonds:
400,000	AA	2.500% due 10/11/22(a)	399,918
200,000	AA	2.500% due 9/30/29	186,599

		Total United Arab Emirates	586,517

United States — 1.5%
20,685,000	AA+	U.S. Treasury Notes, 2.750% due 7/31/27	20,165,999

Uruguay — 0.1%
		Uruguay Government International Bonds:
46,667	BBB	4.500% due 8/14/24	47,412
555,000	BBB	4.375% due 10/27/27	572,109
200,000	BBB	4.375% due 1/23/31	205,222

		Total Uruguay	824,743

		TOTAL SOVEREIGN BONDS (Cost — $71,161,564)	59,736,088

ASSET-BACKED SECURITIES — 2.1%

Automobiles — 0.5%
1,522,000	AAA	Capital One Prime Auto Receivables Trust, Series 2022-2, Class A3, 3.660% due 5/17/27	1,506,743
		CarMax Auto Owner Trust:
694,000	AAA	Series 2022-2, Class A2A, 2.810% due 5/15/25	689,052
100,000	AAA	Series 2022-2, Class A3, 3.490% due 2/16/27	99,454
		Credit Acceptance Auto Loan Trust:
33,620	AAA	Series 2019-3A, Class A, 2.380% due 11/15/28(a)	33,588
410,000	AAA	Series 2021-2A, Class A, 0.960% due 2/15/30(a)	393,692
320,000	AAA	Series 2021-3A, Class A, 1.000% due 5/15/30(a)	305,972
470,000	AAA	Series 2021-4, Class A, 1.260% due 10/15/30(a)	443,313
803,000	AAA	Ford Credit Auto Lease Trust, Series 2022-A, Class A2A, 2.780% due 10/15/24	796,766
920,000	Aaa(b)	Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210% due 12/26/25(a)	855,612
870,000	Aaa(b)	Honda Auto Receivables Owner Trust, Series 2021-4, Class A3, 0.880% due 1/21/26	829,610
945,000	AAA	Hyundai Auto Receivables Trust, Series 2022-B, Class A4, 3.800% due 8/15/28	945,002

		Total Automobiles	6,898,804

Credit Cards — 0.7%
798,000	Aaa(b)	American Express Credit Account Master Trust, Series 2022-3, Class A, 3.750% due 8/16/27	795,892
4,381,000	AAA	Capital One Multi-Asset Execution Trust, Series 2022-A2, Class A, 3.490% due 5/15/27	4,328,992
3,536,000	AAA	Discover Card Execution Notes Trust, Series 2022-A3, Class A3, 3.560% due 7/15/27	3,512,240
300,000	NR	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class B, 3.200% due 9/21/26(a)	273,404

		Total Credit Cards	8,910,528

Student Loans — 0.9%
		College Ave Student Loans LLC:
201,056	AAA	Series 2019-A, Class A1, 3.844% (1-Month USD-LIBOR + 1.400%) due 12/28/48(a)(c)	199,269
134,037	AAA	Series 2019-A, Class A2, 3.280% due 12/28/48(a)	128,107
		ECMC Group Student Loan Trust:
162,907	Aaa(b)	Series 2016-1A, Class A, 3.794% (1-Month USD-LIBOR + 1.350%) due 7/26/66(a)(c)	161,306
1,107,575	Aaa(b)	Series 2017-2A, Class A, 3.494% (1-Month USD-LIBOR + 1.050%) due 5/25/67(a)(c)	1,091,824

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Student Loans — 0.9% — (continued)
$30,775	AAA	Navient Private Education Loan Trust, Series 2014-AA, Class A2B, 3.641% (1-Month USD-LIBOR + 1.250%) due 2/15/29(a)(c)	$30,770
1,186,737	Aaa(b)	Navient Private Education Refi Loan Trust, Series 2021-FA, Class A, 1.110% due 2/18/70(a)	1,032,679
414,975	AAA	Navient Private Education Refi Loan Trust 2020-D, Series 2020-DA, Class A, 1.690% due 5/15/69(a)	385,421
		Navient Student Loan Trust:
1,073,905	AA+	Series 2017-2A, Class A, 3.494% (1-Month USD-LIBOR + 1.050%) due 12/27/66(a)(c)	1,052,665
1,300,000	AA+	Series 2017-3A, Class A3, 3.494% (1-Month USD-LIBOR + 1.050%) due 7/26/66(a)(c)	1,292,343
109,869	AAA	Series 2017-4A, Class A2, 2.944% (1-Month USD-LIBOR + 0.500%) due 9/27/66(a)(c)	109,698
1,133,669	AA+	Series 2020-1A, Class A1B, 3.494% (1-Month USD-LIBOR + 1.050%) due 6/25/69(a)(c)	1,123,083
		Nelnet Student Loan Trust:
1,093,866	AA+	Series 2006-1, Class A6, 3.408% (3-Month USD-LIBOR + 0.450%) due 8/23/36(a)(c)	1,061,264
175,409	Aaa(b)	Series 2021-A, Class APT1, 1.360% due 4/20/62(a)	158,214
357,071	AAA	SLM Private Education Loan Trust, Series 2010-C, Class A5, 7.141% (1-Month USD-LIBOR + 4.750%) due 10/15/41(a)(c)	389,631
		SLM Student Loan Trust:
758,533	AA+	Series 2003-10A, Class A4, 2.499% (3-Month USD-LIBOR + 0.670%) due 12/17/68(a)(c)	731,850
566,692	AAA	Series 2005-5, Class A4, 2.923% (3-Month USD-LIBOR + 0.140%) due 10/25/28(c)	561,297
		SMB Private Education Loan Trust:
348,110	AAA	Series 2015-C, Class A3, 4.341% (1-Month USD-LIBOR + 1.950%) due 8/16/32(a)(c)	348,447
23,735	Aaa(b)	Series 2016-A, Class A2A, 2.700% due 5/15/31(a)	23,182
91,425	AAA	Series 2017-B, Class A2A, 2.820% due 10/15/35(a)	88,412
54,024	AAA	Series 2017-B, Class A2B, 3.141% (1-Month USD-LIBOR + 0.750%) due 10/15/35(a)(c)	53,574
224,223	AAA	Series 2018-A, Class A2B, 3.191% (1-Month USD-LIBOR + 0.800%) due 2/15/36(a)(c)	221,625
262,715	Aaa(b)	Series 2018-B, Class A2A, 3.600% due 1/15/37(a)	256,621
321,730	AAA	Series 2018-C, Class A2B, 3.141% (1-Month USD-LIBOR + 0.750%) due 11/15/35(a)(c)	318,231
74,862	AAA	Series 2020-A, Class A2B, 3.221% (1-Month USD-LIBOR + 0.830%) due 9/15/37(a)(c)	73,351
593,995	AAA	Series 2020-PTB, Class A2A, 1.600% due 9/15/54(a)	542,043
695,782	Aaa(b)	Series 2021-A, Class A2B, 1.590% due 1/15/53(a)	623,931
240,000	Aa2(b)	Series 2021-A, Class B, 2.310% due 1/15/53(a)	216,874
114,255	AAA	Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.340% due 8/25/47(a)	112,341

		Total Student Loans	12,388,053

		TOTAL ASSET-BACKED SECURITIES (Cost — $29,013,355)	28,197,385

SENIOR LOANS — 1.7%
234,784	NR	1011778 B.C. Unlimited Liability Co., (Restricted, cost – $231,273, acquired 8/12/20), 4.274% (1-Month USD-LIBOR + 1.750%) due 11/19/26(n)	228,572
198,982	NR	Acrisure LLC, 6.024% (1-Month USD-LIBOR + 3.500%) due 2/15/27	191,230
150,000	NR	Air Canada, (Restricted, cost – $149,194, acquired 7/27/21), 6.421% (3-Month USD-LIBOR + 3.500%) due 8/11/28(n)	145,460
320,356	NR	Ali Group North America Corp., (Restricted, cost – $317,768, acquired 10/13/21), 4.570% (1-Month Term SOFR + 2.000%) due 7/30/29(n)	312,427
416,148	NR	Allied Universal Holdco LLC, (Restricted, cost – $417,476, acquired 2/19/20), 6.274% (1-Month USD-LIBOR + 3.750%) due 5/12/28(n)	398,256
154,790	NR	Alterra Mountain Co., (Restricted, cost – $154,629, acquired 3/27/19), 6.024% (1-Month USD-LIBOR + 3.500%) due 8/17/28(n)	151,114
38,320	NR	Amentum Government Services Holdings LLC, 6.524% (1-Month USD-LIBOR + 4.000%) due 1/29/27	37,372
645,091	NR	AmWINS Group Inc., 4.774% (1-Month USD-LIBOR + 2.250%) due 2/19/28	631,089
10	NR	Aramark Intermediate HoldCo Corp., (Restricted, cost – $10, acquired 12/13/19), 4.274% (1-Month USD-LIBOR + 1.750%) due 1/15/27(n)	10
510,559	NR	Asplundh Tree Expert LLC, (Restricted, cost – $511,835, acquired 3/4/21), 4.274% (1-Month USD-LIBOR + 1.750%) due 9/7/27(n)	504,231

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.7% — (continued)
$174,254	NR	Asurion LLC, (Restricted, cost – $173,903, acquired 11/20/19), 5.524% (1-Month USD-LIBOR + 3.000%) due 11/3/24(n)	$168,155
496,167	NR	Asurion LLC, (Restricted, cost – $486,846, acquired 4/10/19) due 12/23/26(n)	456,032
152,198	NR	Asurion LLC, (Restricted, cost – $148,464, acquired 1/29/21), 5.774% (1-Month USD-LIBOR + 3.250%) due 7/31/27(n)	139,768
31,719	NR	Asurion LLC, (Restricted, cost – $31,724, acquired 8/19/22), 6.401% (1-Month Term SOFR + 4.000%) due 8/19/28(n)	29,703
554,562	NR	athenahealth Group Inc., (Restricted, cost – $548,949, acquired 1/27/22), 5.800% (1-Month Term SOFR + 3.500%) due 2/15/29(n)	532,182
556,525	NR	Avolon TLB Borrower 1 , (Restricted, cost – $556,583, acquired 3/4/21), 4.618% (1-Month USD-LIBOR + 2.250%) due 12/1/27(n)	548,177
21,297	NR	Bausch & Lomb Corp., 5.653% (1-Month Term SOFR + 3.250%) due 5/10/27	20,083
116,082	NR	Berry Global Inc., (Restricted, cost – $116,372, acquired 2/17/21), 4.178% (3-Month USD-LIBOR + 1.750%) due 7/1/26(n)	113,779
77,061	NR	Brookfield WEC Holdings Inc., (Restricted, cost – $77,064, acquired 11/15/19), 5.274% (1-Month USD-LIBOR + 2.750%) due 8/1/25(n)	75,462
218,234	NR	Brown Group Holdings LLC, (Restricted, cost – $217,995, acquired 11/9/21), 5.024% (1-Month USD-LIBOR + 2.500%) due 6/7/28(n)	215,416
216,375	NR	Caesars Resort Collection LLC, (Restricted, cost – $214,081, acquired 5/20/22), 5.274% (1-Month USD-LIBOR + 2.750%) due 12/23/24(n)	214,027
123,872	NR	Caesars Resort Collection LLC, (Restricted, cost – $121,780, acquired 6/19/20), 6.024% (1-Month USD-LIBOR + 3.500%) due 7/21/25(n)	123,129
72,553	NR	Central Parent Inc., 6.610% (3-Month Term SOFR + 4.500%) due 7/6/29	70,875
254,700	NR	Change Healthcare Holdings LLC, (Restricted, cost – $254,236, acquired 2/18/20), 5.024% (1-Month USD-LIBOR + 2.500%) due 3/1/24(n)	253,568
341,627	NR	Charter Communications Operating LLC, (Restricted, cost – $342,552, acquired 10/24/19), 4.280% (1-Month USD-LIBOR + 1.750%) due 4/30/25(n)	338,180
204,737	NR	Charter Communications Operating LLC, (Restricted, cost – $205,377, acquired 2/7/20), 4.280% (1-Month USD-LIBOR + 1.750%) due 2/1/27(n)	199,034
463,533	NR	Citadel Securities LP, (Restricted, cost – $462,802, acquired 4/15/21), 5.070% (1-Month USD-LIBOR + 2.500%) due 2/2/28(n)	454,915
202,850	NR	Clarios Global LP, (Restricted, cost – $201,810, acquired 3/18/19), 5.774% (1-Month USD-LIBOR + 3.250%) due 4/30/26(n)	198,336
129,350	NR	Cloudera Inc., (Restricted, cost – $128,248, acquired 8/10/21), 6.274% (1-Month USD-LIBOR + 3.750%) due 10/8/28(n)	124,176
50,000	NR	Corporation Service Co. due 8/31/29(o)	49,313
69,105	NR	CSC Holdings LLC, (Restricted, cost – $68,267, acquired 6/29/21), 4.641% (1-Month USD-LIBOR + 2.250%) due 1/15/26(n)	67,334
420,768	NR	DCert Buyer Inc., (Restricted, cost – $421,149, acquired 8/8/19), 6.903% (3-Month Term SOFR + 4.000%) due 10/16/26(n)	410,659
58,845	NR	Deerfield Dakota Holding LLC, 6.205% (1-Month Term SOFR + 3.750%) due 4/9/27	57,485
750,000	NR	Delos Finance Sarl, (Restricted, cost – $750,000, acquired 3/4/21), 4.000% (3-Month USD-LIBOR + 1.750%) due 10/6/23(n)	750,548
146,466	NR	Directv Financing LLC, 7.524% (1-Month USD-LIBOR + 5.000%) due 8/2/27	140,534
12,474	NR	DTI Holdco Inc. due 4/26/29(o)	11,966
172,739	NR	Edelman Financial Engines Center LLC, (Restricted, cost – $173,213, acquired 4/22/19), 6.024% (1-Month USD-LIBOR + 3.500%) due 4/7/28(n)	166,169
39,221	NR	Element Materials Technology Group US Holdings Inc. due 6/22/29(o)	38,706
107,691	NR	EyeCare Partners LLC, (Restricted, cost – $107,633, acquired 2/18/22), 6.000% (3-Month USD-LIBOR + 3.750%) due 2/18/27(n)	100,575
85,070	NR	Fertitta Entertainment LLC, 6.455% (1-Month Term SOFR + 4.000%) due 1/27/29	81,992
13,385	NR	FinCo I LLC, (Restricted, cost – $13,326, acquired 8/12/20), 5.024% (1-Month USD-LIBOR + 2.500%) due 6/27/25(n)	13,284

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.7% — (continued)
$56,383	NR	First Eagle Holdings Inc., (Restricted, cost – $56,524, acquired 4/5/19), 4.750% (3-Month USD-LIBOR + 2.500%) due 2/1/27(n)	$54,138
158,401	NR	FleetCor Technologies Operating Co. LLC, (Restricted, cost – $157,440, acquired 4/22/21), 4.274% (1-Month USD-LIBOR + 1.750%) due 4/28/28(n)	155,171
214,072	NR	Focus Financial Partners LLC, (Restricted, cost – $214,650, acquired 2/18/20), 4.524% (1-Month USD-LIBOR + 2.000%) due 7/3/24(n)	211,664
20,000	NR	Formula One Management Ltd., (Restricted, cost – $19,815, acquired 8/12/20), 5.024% (1-Month USD-LIBOR + 2.500%) due 2/1/24(n)	19,858
47,991	NR	Four Seasons Holdings Inc., (Restricted, cost – $48,166, acquired 11/21/19), 4.524% (1-Month USD-LIBOR + 2.000%) due 11/30/23(n)	47,896
156,800	NR	Froneri International Ltd., (Restricted, cost – $157,110, acquired 2/18/20), 4.774% (1-Month USD-LIBOR + 2.250%) due 1/29/27(n)	151,573
232,990	NR	Gainwell Acquisition Corp., (Restricted, cost – $230,360, acquired 3/8/22), 6.250% (3-Month USD-LIBOR + 4.000%) due 10/1/27(n)	228,332
75,577	NR	Garda World Security Corp., (Restricted, cost – $74,678, acquired 10/24/19), 7.240% (3-Month USD-LIBOR + 4.250%) due 10/30/26(n)	73,720
35,109	NR	Genesee & Wyoming Inc., 4.250% (3-Month USD-LIBOR + 2.000%) due 12/30/26	34,461
462,932	NR	Harbor Freight Tools USA Inc., (Restricted, cost – $464,668, acquired 4/15/21), 5.274% (1-Month USD-LIBOR + 2.750%) due 10/19/27(n)	443,862
431,964	NR	Hilton Worldwide Finance LLC, (Restricted, cost – $432,228, acquired 8/18/16), 4.194% (1-Month USD-LIBOR + 1.750%) due 6/22/26(n)	423,433
60,701	NR	Hub International Ltd., 5.981% (2-Month USD-LIBOR + 3.250%/3-Month USD-LIBOR + 3.250%) due 4/25/25	59,910
530,000	NR	Hunter Douglas Holding BV, (Restricted, cost – $527,553, acquired 2/9/22), 6.340% (3-Month Term SOFR + 3.500%) due 2/26/29(n)	465,473
267,160	NR	Icon Public Limited Co., (Restricted, cost – $266,052, acquired 6/16/21), 4.563% (3-Month USD-LIBOR + 2.250%) due 7/3/28(n)	263,571
66,563	NR	Icon Public Limited Co., (Restricted, cost – $66,287, acquired 6/16/21) due 7/3/28(n)(o)	65,669
162,988	NR	iHeartCommunications Inc., (Restricted, cost – $162,873, acquired 1/29/20), 5.524% (1-Month USD-LIBOR + 3.000%) due 5/1/26(n)	158,026
302,382	NR	II-VI Inc., (Restricted, cost – $299,813, acquired 12/8/21), 5.123% (1-Month USD-LIBOR + 2.750%) due 7/2/29(n)	296,585
73,208	NR	Ingram Micro Inc., 5.750% (3-Month USD-LIBOR + 3.500%) due 6/30/28	70,646
183,882	NR	Jane Street Group LLC, (Restricted, cost – $183,704, acquired 1/21/21), 5.274% (1-Month USD-LIBOR + 2.750%) due 1/26/28(n)	180,511
644,439	NR	Jazz Pharmaceuticals Public Limited Co., (Restricted, cost – $641,782, acquired 4/22/21), 6.024% (1-Month USD-LIBOR + 3.500%) due 5/5/28(n)	633,332
296,712	NR	Level 3 Financing Inc., (Restricted, cost – $296,440, acquired 2/16/21), 4.274% (1-Month USD-LIBOR + 1.750%) due 3/1/27(n)	284,075
174,384	NR	LifePoint Health Inc., (Restricted, cost – $173,414, acquired 8/16/19), 6.274% (1-Month USD-LIBOR + 3.750%) due 11/16/25(n)	169,397
248,724	NR	Lumen Technologies Inc., 4.774% (1-Month USD-LIBOR + 2.250%) due 3/15/27	234,837
588,525	NR	Medline Borrower LP, (Restricted, cost – $586,291, acquired 9/30/21), 5.774% (1-Month USD-LIBOR + 3.250%) due 10/23/28(n)	562,986
447,592	NR	Naked Juice LLC, 5.405% (3-Month Term SOFR + 3.250%) due 1/24/29	430,646
318,712	NR	Nexstar Media Inc., (Restricted, cost – $317,585, acquired 8/16/19), 5.024% (1-Month USD-LIBOR + 2.500%) due 9/18/26(n)	316,870
128,381	NR	Numericable U.S. LLC, (Restricted, cost – $128,249, acquired 10/6/17), 6.200% (3-Month USD-LIBOR + 3.688%) due 1/31/26(n)	124,670
51,688	NR	Osmosis Buyer Ltd. due 7/31/28(o)	49,836
113,265	NR	PCI Gaming Authority, (Restricted, cost – $113,449, acquired 5/15/19), 5.024% (1-Month USD-LIBOR + 2.500%) due 5/29/26(n)	111,063

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.7% — (continued)
$29,765	NR	Penn National Gaming Inc., 5.305% (1-Month Term SOFR + 2.750%) due 5/3/29	$29,255
39,325	NR	Peraton Corp., 6.274% (1-Month USD-LIBOR + 3.750%) due 2/1/28	38,309
250,000	NR	Perrigo Investments PLC, 4.907% (1-Month Term SOFR + 2.500%) due 4/20/29	248,750
21,445	NR	PetVet Care Centers LLC, 6.024% (1-Month USD-LIBOR + 3.500%) due 2/14/25	20,837
345,625	NR	Phoenix Guarantor Inc., (Restricted, cost – $345,625, acquired 2/23/21), 5.944% (1-Month USD-LIBOR + 3.500%) due 3/5/26(n)	335,668
674,900	NR	Pilot Travel Centers LLC, (Restricted, cost – $672,040, acquired 7/29/21), 4.555% (1-Month Term SOFR + 2.000%) due 8/4/28(n)	663,450
59,814	NR	Pre-Paid Legal Services Inc., 6.818% (1-Month USD-LIBOR + 3.750%/3-Month USD-LIBOR + 3.750%) due 12/15/28	58,356
444,567	NR	Prime Security Services Borrower LLC, (Restricted, cost – $444,625, acquired 4/22/19), 5.107% (1-Month USD-LIBOR + 2.750%) due 9/23/26(n)	435,397
130,000	NR	Project Alpha Intermediate Holding Inc., 6.530% (1-Month USD-LIBOR + 4.000%) due 4/26/24	127,021
36,228	NR	Proofpoint Inc., 6.320% (3-Month USD-LIBOR + 3.250%) due 8/31/28	34,969
169,575	NR	QUIKRETE Holdings Inc., (Restricted, cost – $168,521, acquired 6/11/21), 5.524% (1-Month USD-LIBOR + 3.000%) due 6/11/28(n)	164,514
197,400	NR	Rackspace Technology Global Inc., (Restricted, cost – $197,916, acquired 2/19/21), 5.617% (3-Month USD-LIBOR + 2.750%) due 2/15/28(n)	161,347
337,450	NR	RealPage Inc., (Restricted, cost – $337,649, acquired 2/18/21), 5.524% (1-Month USD-LIBOR + 3.000%) due 4/24/28(n)	325,498
334,373	NR	Reynolds Consumer Products LLC, (Restricted, cost – $335,520, acquired 2/18/20), 4.274% (1-Month USD-LIBOR + 1.750%) due 2/4/27(n)	328,339
34,682	NR	Safe Fleet Holdings LLC, 6.150% (1-Month Term SOFR + 3.750%) due 2/23/29	34,043
421,623	NR	Scientific Games International Inc., (Restricted, cost – $417,080, acquired 4/7/22), 5.407% (1-Month Term SOFR + 3.000%) due 4/14/29(n)	415,562
850,000	NR	Setanta Aircraft Leasing DAC, (Restricted, cost – $849,115, acquired 11/30/21), 4.250% (3-Month USD-LIBOR + 2.000%) due 11/5/28(n)	836,897
105,309	NR	Sophia, L.P., 5.750% (3-Month USD-LIBOR + 3.500%) due 10/7/27	102,019
360,000	NR	Sotera Health Holdings LLC, (Restricted, cost – $362,813, acquired 1/20/21), 5.274% (1-Month USD-LIBOR + 2.750%) due 12/11/26(n)	351,000
19,180	NR	Spin Holdco Inc., 5.611% (3-Month USD-LIBOR + 4.000%) due 3/4/28	18,077
297,739	NR	Sunshine Luxembourg VII Sarl, 6.000% (3-Month USD-LIBOR + 3.750%) due 10/1/26	287,629
529,067	NR	Trans Union LLC, 4.774% (1-Month USD-LIBOR + 2.250%) due 12/1/28	520,187
248,724	NR	TransDigm Inc., 4.774% (1-Month USD-LIBOR + 2.250%) due 5/30/25	243,542
45,981	NR	TransDigm Inc., (Restricted, cost – $44,910, acquired 2/9/21), 4.774% (1-Month USD-LIBOR + 2.250%) due 12/9/25(n)	44,894
33,569	NR	TruGreen Ltd. Partnership, 6.524% (1-Month USD-LIBOR + 4.000%) due 11/2/27	32,331
402,753	NR	UFC Holdings LLC, (Restricted, cost – $405,773, acquired 4/30/19), 5.520% (3-Month USD-LIBOR + 2.750%) due 4/29/26(n)	392,482
492,096	NR	United AirLines Inc., (Restricted, cost – $493,714, acquired 4/14/21), 6.533% (3-Month USD-LIBOR + 3.750%) due 4/21/28(n)	480,376
150,000	NR	VFH Parent LLC, (Restricted, cost – $149,754, acquired 1/7/22), 5.397% (1-Month Term SOFR + 3.000%) due 1/13/29(n)	146,562

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.7% — (continued)
$430,000	NR	Virgin Media Bristol LLC, (Restricted, cost – $428,064, acquired 4/30/19), 4.891% (1-Month USD-LIBOR + 2.500%) due 1/31/28(n)	$421,508
248,750	NR	Whatabrans LLC, 5.774% (1-Month USD-LIBOR + 3.250%) due 8/3/28	236,623
46,024	NR	Zayo Group Holdings Inc., 6.705% (1-Month Term SOFR + 4.250%) due 3/9/27	43,443
300,000	NR	Zayo Group Holdings Inc., (Restricted, cost – $293,194, acquired 3/22/22), 5.524% (1-Month USD-LIBOR + 3.000%) due 3/9/27(n)	274,196

		TOTAL SENIOR LOANS (Cost — $23,492,264)	22,938,615

MUNICIPAL BONDS — 0.4%

California — 0.1%
310,000	AA-	California Health Facilities Financing Authority, Revenue Bonds, Series A, 3.000% due 8/15/51	238,164
205,000	AA-	Los Angeles Department of Water & Power,Revenue Bonds, 6.574% due 7/1/45	261,561
530,000	A+	Los Angeles Unified School District, GO, 5.750% due 7/1/34	578,677
		State of California:
90,000	AA-	7.500% due 4/1/34	115,075
100,000	AA-	7.550% due 4/1/39	133,130
		University of California, Revenue Bonds:
90,000	AA	2.650% due 5/15/50	62,506
25,000	AA	Series AD, 4.858% due 5/15/12	23,412
266,000	AA	Series AQ, 4.767% due 5/15/15	242,597

		Total California	1,655,122

Connecticut — 0.0%
300,000	A+	State of Connecticut, GO, 5.850% due 3/15/32	331,988

Minnesota — 0.0%
260,000	AA	University of Minnesota, 4.048%, Revenue Bonds, due 4/1/52	247,114

New Jersey — 0.1%
485,000	Aa3(b)	Jersey City Municipal Utilities Authority, Revenue Bonds, Series B, 5.470% due 5/15/27	503,739
85,000	BBB+	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series B, 6.561% due 12/15/40	99,127

		Total New Jersey	602,866

New York — 0.1%
		City of New York:
375,000	AA	GO, Series A, 3.000% due 8/1/34	323,636
500,000	AA	Series G-1, 5.968% due 3/1/36	566,569
80,000	AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-1, 5.000% due 11/1/42	81,862
350,000	AA+	New York State Dormitory Authority, Revenue Bonds, 5.289% due 3/15/33	370,022

		Total New York	1,342,089

Texas — 0.1%
120,000	Aa3(b)	City of Houston TX, GO, 3.961% due 3/1/47	112,333
350,000	A+	North Texas Tollway Authority, Revenue Bonds, Series A, 2.530% due 1/1/35	284,525
		State of Texas:
70,000	AAA	GO, 2.754% due 10/1/41	52,420
770,000	AAA	GO, 3.824% due 10/1/33	745,213

		Total Texas	1,194,491

Virginia — 0.0%
114,686	AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	115,567

		TOTAL MUNICIPAL BONDS (Cost — $6,019,343)	5,489,237

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Shares/Units		Rating††	Security	Value

COMMON STOCK — 0.0%

Wireless Telecommunication Services — 0.0%
$11,265			Intelsat Emergence SA*#(f) (Cost — $848,528)	$324,809

RIGHT — 0.0%

Luxembourg — 0.0%
2,358			Intelsat Jackson Holdings SA*#(f) (Cost — $0)	—

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,555,858,954)	1,427,984,320

SHORT-TERM INVESTMENTS — 3.9%

TIME DEPOSITS — 2.4%
			ANZ National Bank – London:
343,971	AUD		0.830% due 9/1/22	235,362
5,214,533			1.680% due 9/1/22	5,214,533
203,718	GBP		BBH – Grand Cayman, 0.870% due 9/1/22	236,649
2,801,401			BNP Paribas – Paris, 1.680% due 9/1/22	2,801,401
185,959	EUR		Citibank – London, (0.130)% due 9/1/22	186,851
4,299			Citibank – New York, 1.680% due 9/1/22	4,299
10,208,583			JPMorgan Chase & Co. – New York, 1.680% due 9/1/22	10,208,583
13,697,143			National Australia Bank Ltd. – London, 1.680% due 9/1/22	13,697,143
39,566,647	JPY		Sumitomo Mitsui Banking Corp. – Tokyo, (0.350)% due 9/1/22	284,847

			TOTAL TIME DEPOSITS (Cost — $32,869,668)	32,869,668

U.S. GOVERNMENT OBLIGATIONS — 1.5%
			U.S. Treasury Bills:
4,345,000			0.851% due 9/1/22(p)	4,345,000
3,685,000			2.153% due 9/15/22(p)	3,681,919
4,825,000			1.260% due 10/20/22(p)	4,816,777
3,920,000			2.190% due 12/1/22(p)	3,898,488
3,220,000			2.924% due 1/19/23(p)	3,183,811

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $19,925,995)	19,925,995

			TOTAL SHORT-TERM INVESTMENTS (Cost — $52,795,663)	52,795,663

			TOTAL INVESTMENTS IN SECURITIES (Cost — $1,608,654,617)	1,480,779,983

			TOTAL INVESTMENTS IN PURCHASED OPTIONS 0.0% (Cost — $537,667)	222,419

			TOTAL INVESTMENTS — 109.5% (Cost — $1,609,192,284)	1,481,002,402

			Liabilities in Excess of Other Assets — (9.5)%	(129,160,805)

			TOTAL NET ASSETS — 100.0%	$1,351,841,597

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $189,612,554 and represents 14.0% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2022.
(d)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	Illiquid security.
(g)	Security is currently in default.
(h)	This security is traded on a TBA basis (see Note 1).
(i)	Principal only security.
(j)	Rating by Fitch Ratings Service. All ratings are unaudited.
(k)	Interest only security.
(l)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2022.
(m)	Affiliated security (See Note 2). As at August 31, 2022, total cost and total market value of affiliated securities amounted to $1,056,385 and $983,993, respectively.
(n)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2022, amounts to $18,652,243 and represents 1.4% of net assets.
(o)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Rate shown represents yield-to-maturity.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2022, for Core Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Core Fixed Income Fund	$1,616,371,370	$17,117,710	$(150,700,549)	$(133,582,839)

Abbreviations used in this schedule:
ACES	—	Alternative Credit Enhancement Securities
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity Treasury Rate
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
MASTR	—	Mortgage Asset Securitization Transactions Incorporation
OFZ	—	Federal Loan Obligations (Russian: Obligatsyi Federal’novo Zaima)
PLC	—	Public Limited Company
REMICS	—	Real Estate Mortgage Investment Conduits
SOFR	—	Secured Overnight Financing Rate

Summary of Investments by Security Type^
Corporate Bonds & Notes	28.8%
Mortgage-Backed Securities	25.9
U.S. Government Agencies & Obligations	23.8
Collateralized Mortgage Obligations	10.0
Sovereign Bonds	4.0
Asset-Backed Securities	1.9
Senior Loans	1.6
Municipal Bonds	0.4
Common Stock	0.0	*
Purchased Options	0.0	*
Right	0.0	*
Short-Term Investments	3.6

	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2022, Core Fixed Income Fund held the following Options Contracts Purchased:

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price	Value
564,000	$ 429,502	CAD	OTC U.S. Dollar versus Canadian Dollar, Put	CITI	10/11/22	$1.27	$444
564,000	429,502	CAD	OTC U.S. Dollar versus Canadian Dollar, Put	CITI	10/11/22	$1.27	502
1,700,000	1,294,597	CAD	OTC U.S. Dollar versus Canadian Dollar, Put	CITI	10/11/22	$1.27	1,635
4,154,164	29,907	JPY	OTC U.S. Dollar versus Japanese Yen, Put	CITI	10/6/22	$131.39	8,004

			Total Currency Options				10,585

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
173	$ 41,474,588	3-Month Eurodollar December Futures, Call	GSC	12/19/22	$ 98.38	$4,325
52	12,487,800	1-Year Eurodollar Mid-Curve September Futures, Call	CITI	9/16/22	$ 98.38	325
112	26,896,800	1-Year Eurodollar Mid-Curve September Futures, Call	CITI	9/16/22	$ 98.75	700
62	6,870,859	U.S. Treasury 5-Year Note October Futures, Call	GSC	9/23/22	$ 113.25	2,906
134	14,849,922	U.S. Treasury 5-Year Note September Futures, Call	CITI	9/2/22	$ 111.50	11,516
170	18,742,500	U.S. Treasury 5-Year Note September Futures, Put	GSC	9/9/22	$ 110.25	35,859
75	8,780,859	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/23/22	$ 120.00	8,203
148	17,327,563	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/23/22	$ 117.00	148,000

		Total Options on Futures				211,834

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $537,667)				$222,419

At August 31, 2022, Core Fixed Income Fund held the following Options Contracts Written:

Currency Option

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
2,271,228	$ 2,271,227	OTC U.S. Dollar versus British Pound, Put	CITI	10/27/22	$ 1.21	$914,603

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
255	$ 61,238,250	1-Year Eurodollar Mid-Curve September Futures, Call	CITI	9/16/22	$ 99.00	$1,593
57	13,688,550	1-Year Eurodollar Mid-Curve September Futures, Call	GSC	9/16/22	$ 97.50	356
124	29,778,600	1-Year Eurodollar Mid-Curve September Futures, Call	GSC	9/16/22	$ 97.63	775
82	19,658,475	3-Month Eurodollar December Futures, Call	GSC	12/19/22	$ 96.50	10,250
319	76,476,263	3-Month Eurodollar December Futures, Call	GSC	12/19/22	$ 97.00	17,944
173	41,474,588	3-Month Eurodollar December Futures, Call	GSC	12/19/22	$ 98.13	4,325
173	41,474,588	3-Month Eurodollar December Futures, Put	GSC	12/19/22	$ 98.13	948,256
48	11,506,200	3-Month Eurodollar June Futures, Call	GSC	6/19/23	$ 97.50	9,000
36	8,629,650	3-Month Eurodollar June Futures, Put	GSC	6/19/23	$ 97.00	108,225
67	16,133,600	3-Month SOFR September Futures, Call	CITI	9/15/23	$ 98.75	7,956
97	10,749,570	U.S. Treasury 5-Year Note October Futures, Call	CITI	9/23/22	$ 113.75	2,273
97	10,749,570	U.S. Treasury 5-Year Note October Futures, Put	GSC	9/23/22	$ 111.25	84,875
296	34,655,125	U.S. Treasury 10-Year Note November Futures, Put	GSC	10/21/22	$ 113.50	92,501
60	7,024,688	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/23/22	$ 122.00	1,875
129	15,103,078	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/23/22	$ 121.00	6,047
129	15,103,078	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/23/22	$ 118.50	249,938

		Total Options on Futures				1,546,189

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $1,164,749)				$2,460,792

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2022, Core Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
3-Month Euro-Euribor December Futures	79	12/22	$19,703,612	$19,479,655	$(223,957)
90-Day Eurodollar December Futures	379	12/22	92,431,650	90,898,413	(1,533,237)
90-Day Eurodollar December Futures	40	12/23	9,714,875	9,626,500	(88,375)
90-Day Eurodollar June Futures	93	6/23	22,450,781	22,297,912	(152,869)
Australian Government 10-Year Bond September Futures	35	9/22	2,865,309	2,872,873	7,564
Euro-Bobl September Futures	14	9/22	1,761,917	1,731,391	(30,526)
Euro-OAT September Futures	24	9/22	3,422,670	3,328,380	(94,290)
U.S. Treasury 2-Year Note December Futures	628	12/22	131,102,220	130,830,063	(272,157)
U.S. Treasury 5-Year Note December Futures	1,190	12/22	132,316,880	131,876,173	(440,707)
U.S. Treasury 10-Year Note December Futures	59	12/22	6,928,046	6,897,469	(30,577)
U.S. Treasury Long Bond December Futures	79	12/22	10,783,904	10,731,656	(52,248)
U.S. Treasury Ultra Long Bond December Futures	98	12/22	14,650,924	14,651,000	76
United Kingdom Treasury 10-Year Gilt December Futures	20	12/22	2,557,256	2,507,537	(49,719)

					(2,961,022)

Contracts to Sell:
90-Day Eurodollar March Futures	121	3/25	29,607,188	29,295,613	311,575
Euro-Bund September Futures	46	9/22	7,255,620	6,839,292	416,328
Japan Government 10-Year Bond September Futures	3	9/22	3,232,425	3,229,473	2,952
U.S. Treasury 5-Year Note December Futures	143	12/22	15,912,141	15,847,305	64,836
U.S. Treasury 10-Year Note December Futures	472	12/22	55,523,073	55,179,750	343,323
U.S. Treasury Long Bond December Futures	11	12/22	1,495,592	1,494,281	1,311
U.S. Treasury Ultra Long Bond December Futures	11	12/22	1,635,327	1,644,500	(9,173)
U.S. Ultra Long Bond December Futures	152	12/22	19,158,887	19,028,500	130,387

					1,261,539

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$ (1,699,483)

At August 31, 2022, Core Fixed Income Fund had deposited cash of $9,167,943 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2022, Core Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	5,863,202	USD	4,016,815	CITI	$4,014,657	10/18/22	$(2,158)
British Pound	1,655,489	USD	1,994,998	CITI	1,924,868	10/18/22	(70,130)
Canadian Dollar	4,520,000	USD	3,481,543	CITI	3,441,054	10/18/22	(40,489)
Canadian Dollar	1,390,000	USD	1,070,651	CITI	1,058,200	10/18/22	(12,451)
Canadian Dollar	11,192,103	USD	8,647,358	CITI	8,520,493	10/18/22	(126,865)
Indonesian Rupiah	23,436,280,400	USD	1,551,147	CITI	1,576,700	10/18/22	25,553
Japanese Yen	521,992,622	USD	3,866,326	CITI	3,772,595	10/18/22	(93,731)
South African Rand	8,680,000	USD	518,181	CITI	504,624	10/18/22	(13,557)

							(333,828)

Contracts to Sell:
Canadian Dollar	933,410	USD	730,991	CITI	710,613	10/12/22	20,378
Canadian Dollar	295,020	USD	231,243	CITI	224,601	10/12/22	6,642
Canadian Dollar	316,210	USD	248,160	CITI	240,734	10/12/22	7,426
Chinese Offshore Renminbi	6,170,000	USD	921,845	CITI	893,925	10/18/22	27,920
Chinese Offshore Renminbi	8,120,752	USD	1,209,776	CITI	1,176,555	10/18/22	33,221
Euro	236,000	USD	239,096	CITI	237,698	10/7/22	1,398
Euro	237,000	USD	240,044	GSC	238,705	10/7/22	1,339
Euro	1,833,614	NOK	18,965,440	CITI	1,848,215	10/18/22	61,345
Euro	649,627	USD	658,540	CITI	654,800	10/18/22	3,740
Japanese Yen	164,312,363	USD	1,218,555	CITI	1,186,780	10/11/22	31,775
Mexican Peso	75,041,905	USD	3,601,758	CITI	3,691,270	10/18/22	(89,512)

							105,672

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(228,156)

At August 31, 2022, Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation
Receive	SOFR	2.620%	2/15/48	12-Month	USD	224,000	$7,647	$(1,162)	$8,809
Receive	SOFR	3.270%	4/30/29	12-Month	USD	14,510,000	(205,647)	(304,589)	98,942
Receive	SOFR	1.130%	8/15/28	12-Month	USD	15,832,000	1,661,242	89,227	1,572,015
Receive	SOFR	1.520%	2/15/47	12-Month	USD	5,749,000	1,296,862	25,203	1,271,659
Receive	SOFR	1.630%	5/15/47	12-Month	USD	6,870,000	1,441,074	306,223	1,134,851
Receive	SOFR	1.650%	8/15/47	12-Month	USD	96,000	19,906	9,653	10,253
Receive	SOFR	1.729%	2/15/47	12-Month	USD	1,505,000	283,046	—	283,046
Receive	SOFR	1.733%	10/20/31	12-Month	USD	4,090,000	171,460	16,150	155,310
Receive	SOFR	2.000%	3/18/32	12-Month	USD	2,303,000	175,402	14,962	160,440
Receive	U.S. Federal Funds Effective Rate Index	0.560%	7/20/45	12-Month	USD	730,000	281,741	—	281,741

							$5,132,733	$155,667	$4,977,066

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2022, Core Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:

Centrally Cleared — Credit Default Swap on Index — Buy Protection (1)

Reference Obligation & Rating	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/22 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation
Markit CDX North America High Yield Series 38 5-Year Index, NR	(5.000)%	6/20/27	3-Month	5.324%	USD	3,088,800	$6,425	$(89,014)	$95,439

Centrally Cleared — Credit Default Swap on Index — Sell Protection (4)

Reference Obligation & Rating	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/22 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Depreciation
Markit CDX North America High Yield Series 38 5-Year Index, NR	1.000%	6/20/27	3-Month	0.922%	USD	35,380,000	$191,510	$222,986	$(31,476)

At August 31, 2022, Core Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year United States Consumer Price Index for All Urban Consumers	2.950%	10/20/26	USD	4,090,000	$246,042	$(2,141)	$248,183
Receive	1-Year United States Consumer Price Index for All Urban Consumers	2.770%	10/20/31	USD	4,090,000	(246,093)	3,529	(249,622)

						$(51)	$1,388	$(1,439)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At August 31, 2022, Core Fixed Income Fund deposited cash collateral with brokers in the amount of $2,194,898 for open centrally cleared swap contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	CITI	— Citigroup Global Markets Inc.
EUR	— Euro	GSC	— Goldman Sachs & Co.
GBP	— British Pound	JPM	— JPMorgan Chase & Co.
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
MXN	— Mexican Peso
RUB	— Russian Ruble
USD	— United States Dollar

See pages 304-305 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 87.8%

Advertising — 0.1%
$200,000	CCC	Clear Channel Outdoor Holdings Inc., Company Guaranteed Notes, 7.500% due 6/1/29(a)	$161,745

Aerospace/Defense — 0.6%
266,000	BB	Moog Inc., Company Guaranteed Notes, 4.250% due 12/15/27(a)	243,890
308,000	B	Spirit AeroSystems Inc., Secured Notes, 7.500% due 4/15/25(a)	301,748
190,000	B-	TransDigm Inc., Company Guaranteed Notes, 4.625% due 1/15/29	162,127

		Total Aerospace/Defense	707,765

Agriculture — 0.1%
90,000	BB+	Darling Ingredients Inc., Company Guaranteed Notes, 6.000% due 6/15/30(a)	90,239

Airlines — 2.7%
120,000	BB-	Air Canada, Senior Secured Notes, 3.875% due 8/15/26(a)	107,242
650,000	B	American Airlines Inc., Senior Secured Notes, 11.750% due 7/15/25(a)	719,089
		American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes:
78,000	Ba2(b)	5.500% due 4/20/26(a)	74,307
201,000	Ba2(b)	5.750% due 4/20/29(a)	181,702
120,000	BBB-	Delta Air Lines Inc., Senior Secured Notes, 7.000% due 5/1/25(a)	124,386
240,000	Baa1(b)	Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes, 4.750% due 10/20/28(a)	229,759
179,000	Ba3(b)	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes, 5.750% due 1/20/26(a)	163,633
200,000	Baa3(b)	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(a)	200,752
180,000	NR	Spirit Airlines Inc., Senior Unsecured Notes, 1.000% due 5/15/26	158,040
92,747	Ba2(b)	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes, 8.000% due 9/20/25(a)	94,314
167,160	BBB-	United Airlines Class B Pass Through Trust, Pass-Thru Certificates, 4.875% due 1/15/26	159,460
		United Airlines Inc., Senior Secured Notes:
403,000	BB-	4.375% due 4/15/26(a)	367,975
472,000	BB-	4.625% due 4/15/29(a)	414,770

		Total Airlines	2,995,429

Auto Manufacturers — 1.7%
		Ford Motor Co., Senior Unsecured Notes:
130,000	BB+	3.250% due 2/12/32	101,963
340,000	BB+	6.100% due 8/19/32	331,558
323,000	BB+	4.750% due 1/15/43	241,996
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
465,000	BB+	4.950% due 5/28/27	437,202
751,000	BB+	4.000% due 11/13/30	628,309
195,000	B-	PM General Purchaser LLC, Senior Secured Notes, 9.500% due 10/1/28(a)	169,209

		Total Auto Manufacturers	1,910,237

Auto Parts & Equipment — 0.6%
		American Axle & Manufacturing Inc., Company Guaranteed Notes:
210,000	B+	6.500% due 4/1/27	196,692
200,000	B+	5.000% due 10/1/29	169,930
190,000	CCC	Dornoch Debt Merger Sub Inc., Senior Unsecured Notes, 6.625% due 10/15/29(a)	148,459
192,000	B-	Titan International Inc., Senior Secured Notes, 7.000% due 4/30/28	182,711

		Total Auto Parts & Equipment	697,792

Banks — 1.7%
230,000	B+	Barclays PLC, Junior Subordinated Notes, 8.000% (5-Year CMT Index + 5.672%)(c)(d)	226,631
200,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(c)(d)	205,375

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 1.7% — (continued)
		Credit Suisse Group AG, Junior Subordinated Notes:
$230,000	B+	6.375% (5-Year CMT Index + 4.822%)(a)(c)(d)	$180,435
200,000	B+	7.500% (5-Year USD Swap Rate + 4.600%)(a)(c)(d)	176,706
200,000	B+	9.750% (5-Year CMT Index + 6.383%)(a)(c)(d)	203,500
250,000	BBB	Senior Unsecured Notes, 6.537% (SOFR + 3.920%) due 8/12/33(a)(c)	239,516
360,000	BB+	Intesa Sanpaolo SpA, Subordinated Notes, 4.198% (1-Year CMT Index + 2.600%) due 6/1/32(a)(c)	261,810
520,000	BB+	UniCredit SpA, Subordinated Notes, 5.459% (5-Year CMT Index + 4.750%) due 6/30/35(a)(c)	411,825

		Total Banks	1,905,798

Beverages — 0.1%
188,000	CCC+	Triton Water Holdings Inc., Senior Unsecured Notes, 6.250% due 4/1/29(a)	154,480

Biotechnology — 0.3%
333,000	B	Grifols Escrow Issuer SA, Senior Unsecured Notes, 4.750% due 10/15/28(a)	278,014

Building Materials — 1.0%
130,000	B	MIWD Holdco II LLC/MIWD Finance Corp., Company Guaranteed Notes, 5.500% due 2/1/30(a)	106,940
382,000	B+	PGT Innovations Inc., Company Guaranteed Notes, 4.375% due 10/1/29(a)	323,875
210,000	B+	SRM Escrow Issuer LLC, Senior Secured Notes, 6.000% due 11/1/28(a)	190,811
		Standard Industries Inc., Senior Unsecured Notes:
252,000	BB	5.000% due 2/15/27(a)	231,133
100,000	BB	4.375% due 7/15/30(a)	80,188
250,000	BB	Summit Materials LLC/Summit Materials Finance Corp., Company Guaranteed Notes, 5.250% due 1/15/29(a)	225,317

		Total Building Materials	1,158,264

Chemicals — 1.3%
321,000	BB-	Consolidated Energy Finance SA, Company Guaranteed Notes, 5.625% due 10/15/28(a)	264,849
160,000	B-	LSF11 A5 HoldCo LLC, Senior Unsecured Notes, 6.625% due 10/15/29(a)	134,985
307,000	BB	Methanex Corp., Senior Unsecured Notes, 5.125% due 10/15/27	280,002
327,000	BB-	Minerals Technologies Inc., Company Guaranteed Notes, 5.000% due 7/1/28(a)	295,332
190,000	BB+	Olin Corp., Senior Unsecured Notes, 5.000% due 2/1/30	172,661
386,000	B	Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., Company Guaranteed Notes, 5.125% due 4/1/29(a)	274,477

		Total Chemicals	1,422,306

Coal — 0.2%
255,000	BB	Warrior Met Coal Inc., Senior Secured Notes, 7.875% due 12/1/28(a)	250,943

Commercial Services — 6.9%
200,000	BB-	ADT Security Corp. (The), Senior Secured Notes, 4.125% due 8/1/29(a)	171,996
105,000	BB-	Adtalem Global Education Inc., Senior Secured Notes, 5.500% due 3/1/28(a)	99,893
110,000	B	Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes, 6.625% due 7/15/26(a)	103,125
630,000	B	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes, 4.625% due 6/1/28(a)	531,765
200,000	B-	Alta Equipment Group Inc., Secured Notes, 5.625% due 4/15/26(a)	173,706
341,000	BB-	Brink’s Co. (The), Company Guaranteed Notes, 4.625% due 10/15/27(a)	307,362
200,000	B+	Carriage Services Inc., Company Guaranteed Notes, 4.250% due 5/15/29(a)	168,499
		CoreCivic Inc., Company Guaranteed Notes:
50,000	BB-	4.625% due 5/1/23	49,694
240,000	BB-	8.250% due 4/15/26	239,569
375,000	B-	Deluxe Corp., Company Guaranteed Notes, 8.000% due 6/1/29(a)	334,253

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Commercial Services — 6.9% — (continued)
		Garda World Security Corp.:
$217,000	B	Senior Secured Notes, 4.625% due 2/15/27(a)	$191,042
119,000	CCC+	Senior Unsecured Notes, 6.000% due 6/1/29(a)	92,414
		GEO Group Inc.(The), Secured Notes:
270,000	B	10.500% due 6/30/28	257,241
523,000	NR	9.500% due 12/31/28(a)	473,315
242,000	BB	Korn Ferry, Company Guaranteed Notes, 4.625% due 12/15/27(a)	224,920
239,000	B3(b)	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer Inc., Senior Secured Notes, 5.000% due 2/1/26(a)	218,592
344,000	CCC	Metis Merger Sub LLC, Senior Unsecured Notes, 6.500% due 5/15/29(a)	296,352
348,000	B-	MPH Acquisition Holdings LLC, Company Guaranteed Notes, 5.750% due 11/1/28(a)	277,331
250,000	BB	Nielsen Finance LLC/Nielsen Finance Co., Company Guaranteed Notes, 5.875% due 10/1/30(a)	250,381
550,000	B	Paysafe Finance PLC/Paysafe Holdings US Corp., Senior Secured Notes, 4.000% due 6/15/29(a)	411,865
		Prime Security Services Borrower LLC/Prime Finance Inc.:
310,000	B-	Secured Notes, 6.250% due 1/15/28(a)	275,066
351,000	BB-	Senior Secured Notes, 3.375% due 8/31/27(a)	302,513
469,000	BB-	PROG Holdings Inc., Company Guaranteed Notes, 6.000% due 11/15/29(a)	393,294
574,000	B	Rent-A-Center Inc., Company Guaranteed Notes, 6.375% due 2/15/29(a)	484,961
400,000	B+	Sotheby’s, Senior Secured Notes, 7.375% due 10/15/27(a)	377,710
222,000	CCC+	StoneMor Inc., Senior Secured Notes, 8.500% due 5/15/29(a)	193,441
60,000	B+	Terminix Co. LLC (The), Senior Unsecured Notes, 7.450% due 8/15/27	69,718
290,000	BB+	TriNet Group Inc., Company Guaranteed Notes, 3.500% due 3/1/29(a)	249,139
		United Rentals North America Inc., Company Guaranteed Notes:
280,000	BB+	5.250% due 1/15/30	265,384
160,000	BB+	3.875% due 2/15/31	138,572
165,000	B+	WW International Inc., Senior Secured Notes, 4.500% due 4/15/29(a)	103,270
100,000	BB-	ZipRecruiter Inc., Senior Unsecured Notes, 5.000% due 1/15/30(a)	83,113

		Total Commercial Services	7,809,496

Computers — 1.2%
350,000	CCC+	Ahead DB Holdings LLC, Company Guaranteed Notes, 6.625% due 5/1/28(a)	316,266
500,000	CCC+	Condor Merger Sub Inc., Senior Unsecured Notes, 7.375% due 2/15/30(a)	418,075
211,000	B	NCR Corp., Company Guaranteed Notes, 5.125% due 4/15/29(a)	197,327
235,000	BB+	Seagate HDD Cayman, Company Guaranteed Notes, 4.091% due 6/1/29(a)	201,239
220,000	B-	Vericast Corp., Senior Secured Notes, 11.000% due 9/15/26(a)	220,583

		Total Computers	1,353,490

Cosmetics/Personal Care — 0.6%
272,000	BB-	Coty Inc., Senior Secured Notes, 5.000% due 4/15/26(a)	258,095
448,000	BB	Edgewell Personal Care Co., Company Guaranteed Notes, 4.125% due 4/1/29(a)	385,659

		Total Cosmetics/Personal Care	643,754

Distribution/Wholesale — 0.2%
56,244	NR	American News Co. LLC, Secured Notes, 8.500% (8.500% cash or 10.000% PIK) due 9/1/26(a)(e)	63,626
170,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 3.875% due 12/15/28(a)	143,844

		Total Distribution/Wholesale	207,470

Diversified Financial Services — 5.0%
369,300	NR	Accelerate360 Holdings LLC, Secured Notes, 8.000% due 3/1/28(a)	397,808
160,000	BBB	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 3.300% due 1/30/32	129,552
260,000	B-	AG Issuer LLC, Senior Secured Notes, 6.250% due 3/1/28(a)	238,711
341,000	CCC	Aretec Escrow Issuer Inc., Senior Unsecured Notes, 7.500% due 4/1/29(a)	294,878

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 5.0% — (continued)
$60,000	NR	Bread Financial Holdings Inc., Company Guaranteed Notes, 4.750% due 12/15/24(a)	$53,254
724,000	BB-	Burford Capital Global Finance LLC, Company Guaranteed Notes, 6.250% due 4/15/28(a)	644,200
444,000	B-	Cobra AcquisitionCo LLC, Company Guaranteed Notes, 6.375% due 11/1/29(a)	327,321
180,000	BB	Coinbase Global Inc., Company Guaranteed Notes, 3.625% due 10/1/31(a)	109,863
99,000	BB	Credit Acceptance Corp., Company Guaranteed Notes, 6.625% due 3/15/26(a)	97,188
275,000	CCC+	Curo Group Holdings Corp., Senior Secured Notes, 7.500% due 8/1/28(a)	167,115
237,000	Ba1(b)	Enact Holdings Inc., Senior Unsecured Notes, 6.500% due 8/15/25(a)	226,705
272,000	B-	Enova International Inc., Company Guaranteed Notes, 8.500% due 9/15/25(a)	254,121
668,721	B1(b)	Global Aircraft Leasing Co., Ltd., Senior Unsecured Notes, 6.500% (6.500% cash or 7.250% PIK) due 9/15/24(a)(e)	542,172
174,000	BB-	goeasy Ltd., Company Guaranteed Notes, 4.375% due 5/1/26(a)	156,369
100,000	BB-	Jane Street Group/JSG Finance Inc., Senior Secured Notes, 4.500% due 11/15/29(a)	90,813
		LD Holdings Group LLC, Company Guaranteed Notes:
240,000	CCC+	6.500% due 11/1/25(a)	138,111
190,000	CCC+	6.125% due 4/1/28(a)	101,200
270,000	B1(b)	LFS Topco LLC, Company Guaranteed Notes, 5.875% due 10/15/26(a)	221,537
		LPL Holdings Inc., Company Guaranteed Notes:
188,000	BB	4.625% due 11/15/27(a)	177,185
260,000	BB	4.000% due 3/15/29(a)	232,748
187,000	B	NFP Corp., Senior Secured Notes, 4.875% due 8/15/28(a)	166,184
		Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer Inc., Company Guaranteed Notes:
255,000	BB+	3.625% due 3/1/29(a)	205,651
460,000	BB+	3.875% due 3/1/31(a)	360,902
127,000	BB-	StoneX Group Inc., Senior Secured Notes, 8.625% due 6/15/25(a)	129,804
210,000	B-	VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Unsecured Notes, 6.375% due 2/1/30(a)	180,968

		Total Diversified Financial Services	5,644,360

Electric — 1.3%
348,000	B+	Calpine Corp., Senior Unsecured Notes, 5.000% due 2/1/31(a)	291,789
78,000	BB	Clearway Energy Operating LLC, Company Guaranteed Notes, 3.750% due 1/15/32(a)	65,044
240,000	BB	NextEra Energy Operating Partners LP, Company Guaranteed Notes, 4.500% due 9/15/27(a)	222,358
		NRG Energy Inc., Company Guaranteed Notes:
174,000	BB+	5.750% due 1/15/28	164,214
157,000	BB+	3.625% due 2/15/31(a)	124,901
354,000	BB-	Pattern Energy Operations LP/Pattern Energy Operations Inc., Company Guaranteed Notes, 4.500% due 8/15/28(a)	319,415
346,000	BBB-	Vistra Operations Co. LLC, Senior Secured Notes, 4.300% due 7/15/29(a)	312,002

		Total Electric	1,499,723

Electrical Components & Equipment — 0.5%
288,000	B	Energizer Holdings Inc., Company Guaranteed Notes, 4.375% due 3/31/29(a)	234,263
335,000	BB+	EnerSys, Company Guaranteed Notes, 4.375% due 12/15/27(a)	305,363

		Total Electrical Components & Equipment	539,626

Electronics — 0.5%
335,000	BB-	Imola Merger Corp., Senior Secured Notes, 4.750% due 5/15/29(a)	284,829
345,000	BB-	TTM Technologies Inc., Company Guaranteed Notes, 4.000% due 3/1/29(a)	298,899

		Total Electronics	583,728

Energy — Alternate Sources — 0.3%
310,000	B-	Sunnova Energy Corp., Company Guaranteed Notes, 5.875% due 9/1/26(a)	286,702

Engineering & Construction — 0.6%
282,000	B	Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes, 6.000% due 2/1/26(a)	259,381
100,000	BB+	TopBuild Corp., Company Guaranteed Notes, 3.625% due 3/15/29(a)	84,239
340,000	B-	VM Consolidated Inc., Company Guaranteed Notes, 5.500% due 4/15/29(a)	298,805

		Total Engineering & Construction	642,425

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Entertainment — 2.5%
$478,000	B-	Allen Media LLC/Allen Media Co.-Issuer Inc., Company Guaranteed Notes, 10.500% due 2/15/28(a)	$242,107
		AMC Entertainment Holdings Inc.:
400,000	CCC-	Secured Notes, 10.000% due 6/15/26(a)	321,550
190,000	B-	Senior Secured Notes, 7.500% due 2/15/29(a)	163,639
400,000	B	Banijay Entertainment SASU, Senior Secured Notes, 5.375% due 3/1/25(a)	377,671
154,000	B	Boyne USA Inc., Senior Unsecured Notes, 4.750% due 5/15/29(a)	137,234
411,000	B	Caesars Entertainment Inc., Senior Secured Notes, 6.250% due 7/1/25(a)	401,835
230,000	NR	DraftKings Holdings Inc., Company Guaranteed Notes, zero coupon due 3/15/28	156,528
324,000	B	Scientific Games Holdings LP/Scientific Games US FinCo Inc., Senior Unsecured Notes, 6.625% due 3/1/30(a)	288,426
		SeaWorld Parks & Entertainment Inc.:
293,000	B-	Company Guaranteed Notes, 5.250% due 8/15/29(a)	255,579
255,000	BB-	Senior Secured Notes, 8.750% due 5/1/25(a)	264,007
107,000	BB	Speedway Motorsports LLC/Speedway Funding II Inc., Senior Unsecured Notes, 4.875% due 11/1/27(a)	94,214
148,000	B+	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Unsecured Notes, 7.750% due 4/15/25(a)	147,759

		Total Entertainment	2,850,549

Environmental Control — 0.6%
		Covanta Holding Corp., Company Guaranteed Notes:
355,000	B	4.875% due 12/1/29(a)	300,153
93,000	B	5.000% due 9/1/30	78,585
349,000	B+	Harsco Corp., Company Guaranteed Notes, 5.750% due 7/31/27(a)	248,043

		Total Environmental Control	626,781

Food — 1.7%
372,000	BB	Albertsons Cos Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, Company Guaranteed Notes, 5.875% due 2/15/28(a)	354,911
550,000	B	C&S Group Enterprises LLC, Company Guaranteed Notes, 5.000% due 12/15/28(a)	407,809
131,000	BB	Land O’Lakes Capital Trust I, Limited Guaranteed Notes, 7.450% due 3/15/28(a)	134,894
347,000	BB-	Performance Food Group Inc., Company Guaranteed Notes, 5.500% due 10/15/27(a)	326,538
254,000	B+	Post Holdings Inc., Company Guaranteed Notes, 4.625% due 4/15/30(a)	220,902
580,000	B	Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, Secured Notes, 4.625% due 3/1/29(a)	513,794

		Total Food	1,958,848

Forest Products & Paper — 0.2%
278,000	B	Glatfelter Corp., Company Guaranteed Notes, 4.750% due 11/15/29(a)	172,734

Healthcare — Products — 0.5%
		Medline Borrower LP:
432,000	B+	Senior Secured Notes, 3.875% due 4/1/29(a)	366,660
230,000	B-	Senior Unsecured Notes, 5.250% due 10/1/29(a)	193,577

		Total Healthcare — Products	560,237

Healthcare — Services — 2.7%
110,000	B-	Akumin Inc., Senior Secured Notes, 7.000% due 11/1/25(a)	93,435
190,000	CCC+	Cano Health LLC, Company Guaranteed Notes, 6.250% due 10/1/28(a)	171,070
10,000	BBB-	Centene Corp., Senior Unsecured Notes, 3.375% due 2/15/30	8,597
		CHS/Community Health Systems Inc.:
442,000	CCC	Secured Notes, 6.125% due 4/1/30(a)	274,707
392,000	B	Senior Secured Notes, 5.625% due 3/15/27(a)	333,157
337,000	B+	DaVita Inc., Company Guaranteed Notes, 4.625% due 6/1/30(a)	271,713

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 2.7% — (continued)
		HCA Inc., Company Guaranteed Notes:
$371,000	BBB-	3.500% due 9/1/30	$324,092
230,000	BBB-	7.500% due 11/6/33	263,847
110,000	BBB-	7.500% due 11/15/95	122,650
326,000	B	Legacy LifePoint Health LLC, Senior Secured Notes, 4.375% due 2/15/27(a)	283,845
110,000	CCC	Radiology Partners Inc., Company Guaranteed Notes, 9.250% due 2/1/28(a)	84,444
70,000	CCC+	RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Company Guaranteed Notes, 9.750% due 12/1/26(a)	66,916
427,000	B-	Select Medical Corp., Company Guaranteed Notes, 6.250% due 8/15/26(a)	409,002
240,000	BB-	Tenet Healthcare Corp., Senior Secured Notes, 4.625% due 6/15/28(a)	218,491
330,000	CCC	US Renal Care Inc., Senior Unsecured Notes, 10.625% due 7/15/27(a)	155,394

		Total Healthcare — Services	3,081,360

Home Builders — 0.7%
182,000	B-	Empire Communities Corp., Senior Unsecured Notes, 7.000% due 12/15/25(a)	156,863
		Forestar Group Inc., Company Guaranteed Notes:
120,000	BB-	3.850% due 5/15/26(a)	102,136
120,000	BB-	5.000% due 3/1/28(a)	99,794
125,000	B+	Installed Building Products Inc., Company Guaranteed Notes, 5.750% due 2/1/28(a)	115,488
		Mattamy Group Corp., Senior Unsecured Notes:
201,000	BB	5.250% due 12/15/27(a)	177,279
130,000	BB	4.625% due 3/1/30(a)	105,456

		Total Home Builders	757,016

Insurance — 0.9%
248,006	BB+	Highlands Holdings Bonds Issuer Ltd./Highlands Holdings Bonds Co.-Issuer Inc., Senior Secured Notes, 7.625% (7.625% cash or 8.375% PIK), due 10/15/25(a)(e)	238,832
397,000	BB	NMI Holdings Inc., Senior Secured Notes, 7.375% due 6/1/25(a)	401,637
428,000	BB-	Ryan Specialty Group LLC, Senior Secured Notes, 4.375% due 2/1/30(a)	386,270

		Total Insurance	1,026,739

Internet — 1.3%
310,000	B	Acuris Finance US Inc./Acuris Finance SARL, Senior Secured Notes, 5.000% due 5/1/28(a)	260,716
390,000	B	Cogent Communications Group Inc., Company Guaranteed Notes, 7.000% due 6/15/27(a)	373,183
300,000	B-	GrubHub Holdings Inc., Company Guaranteed Notes, 5.500% due 7/1/27(a)	234,423
490,000	B-	ION Trading Technologies Sarl, Senior Secured Notes, 5.750% due 5/15/28(a)	418,950
		Match Group Holdings II LLC, Senior Unsecured Notes:
30,000	BB	4.625% due 6/1/28(a)	26,749
140,000	BB	3.625% due 10/1/31(a)	110,081
70,000	B-	Photo Holdings Merger Sub Inc., Senior Secured Notes, 8.500% due 10/1/26(a)	52,379

		Total Internet	1,476,481

Investment Companies — 0.1%
120,000	B+	Compass Group Diversified Holdings LLC, Company Guaranteed Notes, 5.250% due 4/15/29(a)	102,305

Iron/Steel — 1.2%
379,000	B	ATI Inc., Senior Unsecured Notes, 4.875% due 10/1/29	339,637
		Cleveland-Cliffs Inc.:
238,000	Ba3(b)	Company Guaranteed Notes, 4.625% due 3/1/29(a)	211,671
144,000	B-	Senior Unsecured Notes, 6.250% due 10/1/40	125,667
200,000	BB+	Commercial Metals Co., Senior Unsecured Notes, 3.875% due 2/15/31	166,333
		Mineral Resources Ltd., Senior Unsecured Notes:
268,000	Ba3(b)	8.125% due 5/1/27(a)	268,971
83,000	Ba3(b)	8.000% due 11/1/27(a)	82,926
96,000	Ba3(b)	8.500% due 5/1/30(a)	96,872

		Total Iron/Steel	1,292,077

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Leisure Time — 3.3%
		Carnival Corp., Company Guaranteed Notes:
$428,000	B	5.750% due 3/1/27(a)	$334,180
455,000	B	6.000% due 5/1/29(a)	344,242
330,000	B	10.500% due 6/1/30(a)	302,354
40,000	NR	Liberty TripAdvisor Holdings Inc., Senior Unsecured Notes, 0.500% due 6/30/51(a)	29,620
		NCL Corp., Ltd.:
428,000	B-	Company Guaranteed Notes, 5.875% due 3/15/26(a)	346,680
330,000	B+	Senior Secured Notes, 5.875% due 2/15/27(a)	299,538
		Senior Unsecured Notes:
552,000	B-	3.625% due 12/15/24(a)	479,175
321,000	B-	7.750% due 2/15/29(a)	261,326
		Royal Caribbean Cruises Ltd., Senior Unsecured Notes:
341,000	B	4.250% due 7/1/26(a)	262,489
160,000	B	11.625% due 8/15/27(a)	157,446
102,000	B	5.500% due 4/1/28(a)	78,575
		Viking Cruises Ltd.:
64,000	CCC	Company Guaranteed Notes, 5.875% due 9/15/27(a)	51,617
259,000	CCC+	Senior Secured Notes, 13.000% due 5/15/25(a)	272,191
379,000	CCC	Senior Unsecured Notes, 7.000% due 2/15/29(a)	304,506
200,000	B	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	169,285

		Total Leisure Time	3,693,224

Lodging — 2.3%
370,000	B-	Full House Resorts Inc., Senior Secured Notes, 8.250% due 2/15/28(a)	338,175
430,000	B	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, Company Guaranteed Notes, 4.875% due 7/1/31(a)	355,541
475,000	BB-	Melco Resorts Finance Ltd., Senior Unsecured Notes, 5.375% due 12/4/29(a)	310,101
		Sands China Ltd., Senior Unsecured Notes:
200,000	BB+	4.300% due 1/8/26	173,097
400,000	Baa2(b)	3.750% due 8/8/31	293,038
331,000	BB-	Travel + Leisure Co., Senior Secured Notes, 6.000% due 4/1/27	314,761
		Wynn Macau Ltd., Senior Unsecured Notes:
200,000	B+	5.500% due 1/15/26(a)	154,119
445,000	B+	5.625% due 8/26/28(a)	316,409
500,000	B+	5.125% due 12/15/29(a)	347,906

		Total Lodging	2,603,147

Machinery — Construction & Mining — 0.2%
240,000	BB-	Vertiv Group Corp., Senior Secured Notes, 4.125% due 11/15/28(a)	207,898

Machinery — Diversified — 0.1%
88,000	B+	ATS Automation Tooling Systems Inc., Company Guaranteed Notes, 4.125% due 12/15/28(a)	77,389

Media — 6.7%
		Altice Financing SA, Senior Secured Notes:
681,000	B	5.000% due 1/15/28(a)	550,628
200,000	B	5.750% due 8/15/29(a)	161,569
358,000	BB-	Block Communications Inc., Company Guaranteed Notes, 4.875% due 3/1/28(a)	327,405
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
705,000	BB-	6.375% due 9/1/29(a)	683,321
571,000	BB-	4.750% due 3/1/30(a)	491,454
160,000	BB-	4.500% due 8/15/30(a)	134,752
160,000	BB-	4.750% due 2/1/32(a)	132,635
680,000	BB-	4.500% due 5/1/32	551,803
		CSC Holdings LLC:
200,000	BB	Company Guaranteed Notes, 4.500% due 11/15/31(a)	157,018

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Media — 6.7% — (continued)
		Senior Unsecured Notes:
$980,000	B+	5.750% due 1/15/30(a)	$760,152
465,000	B+	4.625% due 12/1/30(a)	339,104
310,000	BB	Directv Financing LLC/Directv Financing Co.-Obligor Inc., Senior Secured Notes, 5.875% due 8/15/27(a)	286,403
		DISH DBS Corp.:
600,000	B	Company Guaranteed Notes, 7.750% due 7/1/26	473,052
410,000	B+	Senior Secured Notes, 5.750% due 12/1/28(a)	315,603
65,000	CCC	DISH Network Corp., Senior Unsecured Notes, 3.375% due 8/15/26	46,934
180,000	B1(b)	Gannett Holdings LLC, Senior Secured Notes, 6.000% due 11/1/26(a)	140,659
170,000	BB-	iHeartCommunications Inc., Senior Secured Notes, 5.250% due 8/15/27(a)	152,806
44,000	NR	Liberty Latin America Ltd., Senior Unsecured Notes, 2.000% due 7/15/24	38,885
222,000	BB+	Paramount Global, Junior Subordinated Notes, 6.375% (5-Year CMT Index + 3.999%) due 3/30/62(c)	204,606
345,000	BB	Sirius XM Radio Inc., Company Guaranteed Notes, 4.000% due 7/15/28(a)	301,012
300,000	BB	TEGNA Inc., Company Guaranteed Notes, 5.000% due 9/15/29(a)	287,668
150,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 7.300% due 7/1/38	154,495
50,000	BBB-	Time Warner Entertainment Co. LP, Senior Secured Notes, 8.375% due 7/15/33	57,731
		Univision Communications Inc., Senior Secured Notes:
388,000	B+	6.625% due 6/1/27(a)	374,919
112,000	B+	7.375% due 6/30/30(a)	111,300
327,000	BB-	UPC Broadband Finco BV, Senior Secured Notes, 4.875% due 7/15/31(a)	283,259
67,000	B-	Urban One Inc., Senior Secured Notes, 7.375% due 2/1/28(a)	60,259

		Total Media	7,579,432

Metal Fabricate/Hardware — 0.3%
90,000	B+	Advanced Drainage Systems Inc., Company Guaranteed Notes, 6.375% due 6/15/30(a)	87,339
80,000	CCC+	Park-Ohio Industries Inc., Company Guaranteed Notes, 6.625% due 4/15/27	66,513
230,000	B+	Roller Bearing Co. of America Inc., Senior Unsecured Notes, 4.375% due 10/15/29(a)	206,712

		Total Metal Fabricate/Hardware	360,564

Mining — 1.6%
530,000	B+	First Quantum Minerals Ltd., Company Guaranteed Notes, 6.875% due 10/15/27(a)	506,198
311,000	BB+	FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes, 4.500% due 9/15/27(a)	284,565
600,000	BB+	Freeport-McMoRan Inc., Company Guaranteed Notes, 5.450% due 3/15/43	542,035
		Hudbay Minerals Inc., Company Guaranteed Notes:
40,000	B	4.500% due 4/1/26(a)	36,360
537,000	B	6.125% due 4/1/29(a)	473,511

		Total Mining	1,842,669

Miscellaneous Manufacturers — 0.0%
10,922	B-(f)	Anagram International Inc./Anagram Holdings LLC, Secured Notes, 10.000% (5.000% cash and 5.000% PIK or 10.000% cash), due 8/15/26(a)(e)	10,780

Oil & Gas — 7.2%
364,000	BB+	Antero Resources Corp., Company Guaranteed Notes, 5.375% due 3/1/30(a)	343,088
		Apache Corp., Senior Unsecured Notes:
105,000	BB+	4.375% due 10/15/28	96,098
60,000	BB+	7.750% due 12/15/29	63,837
256,000	BB+	4.250% due 1/15/30	231,345
410,000	B	Berry Petroleum Co. LLC, Company Guaranteed Notes, 7.000% due 2/15/26(a)	385,974
310,000	BB-	California Resources Corp., Company Guaranteed Notes, 7.125% due 2/1/26(a)	305,209
10,000	BB-	Chesapeake Energy Corp., Company Guaranteed Notes, 5.500% due 2/1/26(a)	9,650
692,000	BB-	Chord Energy Corp., Company Guaranteed Notes, 6.375% due 6/1/26(a)	672,236
256,000	BB-	Civitas Resources Inc., Company Guaranteed Notes, 5.000% due 10/15/26(a)	238,702
370,000	B+	Colgate Energy Partners III LLC, Senior Unsecured Notes, 5.875% due 7/1/29(a)	343,438

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 7.2% — (continued)
$130,000	B+	Comstock Resources Inc., Company Guaranteed Notes, 5.875% due 1/15/30(a)	$119,163
319,000	B+	Crescent Energy Finance LLC, Company Guaranteed Notes, 7.250% due 5/1/26(a)	305,173
375,000	B+	Earthstone Energy Holdings LLC, Company Guaranteed Notes, 8.000% due 4/15/27(a)	365,839
		Hilcorp Energy I LP/Hilcorp Finance Co., Senior Unsecured Notes:
405,000	BB+	5.750% due 2/1/29(a)	368,374
170,000	BB+	6.250% due 4/15/32(a)	152,741
21,000	BB	Murphy Oil Corp., Senior Unsecured Notes, 6.375% due 7/15/28	20,685
223,000	B	Nabors Industries Inc., Company Guaranteed Notes, 7.375% due 5/15/27(a)	215,573
412,000	CCC	Nabors Industries Ltd., Company Guaranteed Notes, 7.250% due 1/15/26(a)	375,204
240,000	B+	Northern Oil & Gas Inc., Senior Unsecured Notes, 8.125% due 3/1/28(a)	230,816
		Occidental Petroleum Corp., Senior Unsecured Notes:
714,000	BB+	8.875% due 7/15/30	835,998
252,000	BB+	6.125% due 1/1/31	262,206
110,000	BB+	6.600% due 3/15/46	121,275
30,000	BB+	4.100% due 2/15/47	25,425
277,000	BB-	PBF Holding Co. LLC/PBF Finance Corp., Company Guaranteed Notes, 6.000% due 2/15/28	249,566
370,000	B+	Penn Virginia Holdings LLC, Company Guaranteed Notes, 9.250% due 8/15/26(a)	363,728
		Petrobras Global Finance BV, Company Guaranteed Notes:
40,000	BB-	7.375% due 1/17/27	42,450
20,000	BB-	5.750% due 2/1/29	20,075
		Range Resources Corp., Company Guaranteed Notes:
300,000	BB	8.250% due 1/15/29	315,283
140,000	BB	4.750% due 2/15/30(a)	129,889
236,000	B+	Rockcliff Energy II LLC, Senior Unsecured Notes, 5.500% due 10/15/29(a)	218,393
		Southwestern Energy Co., Company Guaranteed Notes:
270,000	BB+	5.375% due 2/1/29	255,694
140,000	BB+	4.750% due 2/1/32	124,987
344,000	BB-	Strathcona Resources Ltd., Senior Unsecured Notes, 6.875% due 8/1/26(a)	303,429

		Total Oil & Gas	8,111,543

Oil & Gas Services — 0.7%
343,000	B+	Archrock Partners LP/Archrock Partners Finance Corp., Company Guaranteed Notes, 6.250% due 4/1/28(a)	312,674
320,000	B+	USA Compression Partners LP/USA Compression Finance Corp., Company Guaranteed Notes, 6.875% due 4/1/26	300,662
187,000	B+	Weatherford International Ltd., Senior Secured Notes, 6.500% due 9/15/28(a)	176,523

		Total Oil & Gas Services	789,859

Packaging & Containers — 1.4%
210,000	BB	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Secured Notes, 6.000% due 6/15/27(a)	206,085
		Ball Corp., Company Guaranteed Notes:
88,000	BB+	5.250% due 7/1/25	87,890
124,000	BB+	2.875% due 8/15/30	100,749
350,000	B	Clydesdale Acquisition Holdings Inc., Senior Secured Notes, 6.625% due 4/15/29(a)	336,319
249,000	BB+	Crown Americas LLC, Company Guaranteed Notes, 5.250% due 4/1/30(a)	239,416
271,000	B-	LABL Inc., Senior Secured Notes, 5.875% due 11/1/28(a)	236,278
10,000	B-	Pactiv LLC, Senior Unsecured Notes, 8.375% due 4/15/27	9,341
51,000	BB+	Sealed Air Corp., Company Guaranteed Notes, 5.000% due 4/15/29(a)	48,541
287,000	BB-	Silgan Holdings Inc., Company Guaranteed Notes, 4.125% due 2/1/28	263,110

		Total Packaging & Containers	1,527,729

Pharmaceuticals — 2.3%
280,000	B	AdaptHealth LLC, Company Guaranteed Notes, 5.125% due 3/1/30(a)	239,439
		Bausch Health Cos., Inc.:
170,000	B	Senior Secured Notes, 6.125% due 2/1/27(a)	127,167
430,000	CCC	Company Guaranteed Notes, 5.250% due 1/30/30(a)	164,051

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 2.3% — (continued)
$324,000	B+	Embecta Corp., Senior Secured Notes, 5.000% due 2/15/30(a)	$284,751
460,000	BB-	HLF Financing Sarl LLC/Herbalife International Inc., Company Guaranteed Notes, 4.875% due 6/1/29(a)	363,437
		Organon & Co./Organon Foreign Debt Co.-Issuer BV:
400,000	BB	Senior Secured Notes, 4.125% due 4/30/28(a)	359,438
459,000	BB-	Senior Unsecured Notes, 5.125% due 4/30/31(a)	402,203
230,000	D	Par Pharmaceutical Inc., Senior Secured Notes, 7.500% due 4/1/27(a)(g)	195,800
450,000	BB-	Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes, 5.125% due 5/9/29	394,085

		Total Pharmaceuticals	2,530,371

Pipelines — 7.0%
341,000	BB	Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes, 5.750% due 1/15/28(a)	324,676
		Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Unsecured Notes:
100,000	B+	7.625% due 12/15/25(a)	99,678
210,000	B+	6.625% due 7/15/26(a)	199,103
381,000	BB	Buckeye Partners LP, Senior Unsecured Notes, 4.500% due 3/1/28(a)	337,842
150,000	BB+	Cheniere Energy Partners LP, Company Guaranteed Notes, 4.000% due 3/1/31	131,635
380,000	BB	CNX Midstream Partners LP, Company Guaranteed Notes, 4.750% due 4/15/30(a)	321,358
		DCP Midstream Operating LP, Company Guaranteed Notes:
324,000	BBB+	5.625% due 7/15/27	327,182
190,000	BBB+	6.750% due 9/15/37(a)	201,921
275,000	BB+	DT Midstream Inc., Company Guaranteed Notes, 4.375% due 6/15/31(a)	235,608
90,000	BB	Energy Transfer LP, Junior Subordinated Notes, 6.500% (5-Year CMT Index + 5.694%)(c)(d)	83,326
179,000	BB+	EnLink Midstream LLC, Senior Unsecured Notes, 6.500% due 9/1/30(a)	178,298
		EQM Midstream Partners LP, Senior Unsecured Notes:
42,000	BB-	7.500% due 6/1/27(a)	41,514
369,000	BB-	5.500% due 7/15/28	337,973
279,000	BB-	7.500% due 6/1/30(a)	275,913
440,000	BB-	6.500% due 7/15/48	373,976
900,000	B	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes, 6.500% due 10/1/25	844,637
460,000	BB-	Harvest Midstream I LP, Senior Unsecured Notes, 7.500% due 9/1/28(a)	436,121
409,000	BB+	Holly Energy Partners LP/Holly Energy Finance Corp., Company Guaranteed Notes, 5.000% due 2/1/28(a)	381,409
473,000	B	Howard Midstream Energy Partners LLC, Senior Unsecured Notes, 6.750% due 1/15/27(a)	428,632
412,000	B	ITT Holdings LLC, Senior Unsecured Notes, 6.500% due 8/1/29(a)	348,593
650,000	BB-	NGL Energy Operating LLC/NGL Energy Finance Corp., Senior Secured Notes, 7.500% due 2/1/26(a)	588,468
		NuStar Logistics LP, Company Guaranteed Notes:
100,000	BB-	5.750% due 10/1/25	95,585
238,000	BB-	6.375% due 10/1/30	216,921
90,000	BB-	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes, 8.500% due 10/15/26(a)	87,168
210,000	BB-	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Company Guaranteed Notes, 6.000% due 12/31/30(a)	184,370
		Venture Global Calcasieu Pass LLC, Senior Secured Notes:
264,000	BB	3.875% due 8/15/29(a)	230,710
170,000	BB	3.875% due 11/1/33(a)	142,092
		Western Midstream Operating LP, Senior Unsecured Notes:
18,000	BBB-	4.500% due 3/1/28	16,736
270,000	BBB-	5.500% due 8/15/48	235,803
170,000	BBB-	5.500% due 2/1/50	147,425

		Total Pipelines	7,854,673

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate — 0.9%
$409,000	BB	Cushman & Wakefield US Borrower LLC, Senior Secured Notes, 6.750% due 5/15/28(a)	$406,055
300,000	B	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(a)	264,806
		Kennedy-Wilson Inc., Company Guaranteed Notes:
150,000	BB	4.750% due 3/1/29	125,368
305,000	BB	4.750% due 2/1/30	246,345

		Total Real Estate	1,042,574

Real Estate Investment Trusts (REITs) — 3.6%
240,000	NR	AFC Gamma Inc., Senior Unsecured Notes, 5.750% due 5/1/27(a)(h)	203,257
534,000	B+	Apollo Commercial Real Estate Finance Inc., Senior Secured Notes, 4.625% due 6/15/29(a)	433,248
120,000	BB-(f)	Blackstone Mortgage Trust Inc., Senior Unsecured Notes, 5.500% due 3/15/27	111,150
345,000	BB+	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 3.875% due 6/30/28(a)	292,750
		Diversified Healthcare Trust:
90,000	BB	Company Guaranteed Notes, 9.750% due 6/15/25	88,582
300,000	BB-	Senior Unsecured Notes, 4.750% due 2/15/28	222,221
		HAT Holdings I LLC/HAT Holdings II LLC, Company Guaranteed Notes:
307,000	BB+	6.000% due 4/15/25(a)	297,989
407,000	BB+	3.375% due 6/15/26(a)	353,838
390,000	NR	IIP Operating Partnership LP, Company Guaranteed Notes, 5.500% due 5/25/26	347,996
225,000	BB-	Iron Mountain Information Management Services Inc., Company Guaranteed Notes, 5.000% due 7/15/32(a)	187,122
		Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Company Guaranteed Notes:
410,000	BB-	4.250% due 2/1/27(a)	358,053
130,000	BB-	4.750% due 6/15/29(a)	110,370
160,000	BBB-	MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes, 3.500% due 3/15/31	120,237
		Service Properties Trust:
131,000	BB	Company Guaranteed Notes, 5.500% due 12/15/27	113,497
		Senior Unsecured Notes:
227,000	B+	3.950% due 1/15/28	169,324
545,000	B+	4.375% due 2/15/30	400,090
		Starwood Property Trust Inc., Senior Unsecured Notes:
200,000	BB-	3.625% due 7/15/26(a)	177,285
60,000	BB-	4.375% due 1/15/27(a)	53,474

		Total Real Estate Investment Trusts (REITs)	4,040,483

Retail — 4.3%
70,000	BB-	Academy Ltd., Senior Secured Notes, 6.000% due 11/15/27(a)	65,448
		Bath & Body Works Inc., Company Guaranteed Notes:
20,000	BB	9.375% due 7/1/25(a)	21,190
300,000	BB	5.250% due 2/1/28	269,233
100,000	BB	6.625% due 10/1/30(a)	90,970
230,000	CCC	Bed Bath & Beyond Inc., Senior Unsecured Notes, 5.165% due 8/1/44	46,929
235,000	BB-	Brinker International Inc., Company Guaranteed Notes, 5.000% due 10/1/24(a)	227,105
170,000	CCC-	Carrols Restaurant Group Inc., Company Guaranteed Notes, 5.875% due 7/1/29(a)	127,745
456,000	CCC	Carvana Co., Company Guaranteed Notes, 5.875% due 10/1/28(a)	274,245
464,000	B-	CEC Entertainment LLC, Senior Secured Notes, 6.750% due 5/1/26(a)	422,850
268,000	B	Dave & Buster’s Inc., Senior Secured Notes, 7.625% due 11/1/25(a)	270,127
600,000	B-	eG Global Finance PLC, Senior Secured Notes, 6.750% due 2/7/25(a)	567,789
337,000	B	Ferrellgas LP/Ferrellgas Finance Corp., Senior Unsecured Notes, 5.375% due 4/1/26(a)	293,696
		Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.:
80,000	CCC+	Company Guaranteed Notes, 6.750% due 1/15/30(a)	65,376
120,000	B	Senior Secured Notes, 4.625% due 1/15/29(a)	105,769

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Retail — 4.3% — (continued)
		FirstCash Inc., Company Guaranteed Notes:
$448,000	BB	4.625% due 9/1/28(a)	$388,512
187,000	BB	5.625% due 1/1/30(a)	167,614
200,000	BB+	Foot Locker Inc., Senior Unsecured Notes, 4.000% due 10/1/29(a)	163,268
94,000	CCC+	Foundation Building Materials Inc., Company Guaranteed Notes, 6.000% due 3/1/29(a)	75,968
350,000	BB-	Ken Garff Automotive LLC, Senior Unsecured Notes, 4.875% due 9/15/28(a)	294,556
		Michaels Cos Inc. (The):
30,000	B	Senior Secured Notes, 5.250% due 5/1/28(a)	23,126
330,000	CCC+	Senior Unsecured Notes, 7.875% due 5/1/29(a)	219,953
97,000	B-	NMG Holding Co., Inc./Neiman Marcus Group LLC, Senior Secured Notes, 7.125% due 4/1/26(a)	90,918
367,000	CCC	Park River Holdings Inc., Senior Unsecured Notes, 6.750% due 8/1/29(a)	274,630
180,000	B3(b)	Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes, 8.500% due 11/28/25(a)	161,066
100,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.000% due 6/1/31(a)	88,470
90,000	BB-	Superior Plus LP/Superior General Partner Inc., Company Guaranteed Notes, 4.500% due 3/15/29(a)	79,490

		Total Retail	4,876,043

Semiconductors — 0.4%
320,000	BB	Entegris Escrow Corp., Company Guaranteed Notes, 5.950% due 6/15/30(a)	304,058
219,000	BB	ON Semiconductor Corp., Company Guaranteed Notes, 3.875% due 9/1/28(a)	195,721

		Total Semiconductors	499,779

Software — 1.4%
420,000	B+	Central Parent Inc./CDK Global Inc., Senior Secured Notes, 7.250% due 6/15/29(a)	402,700
160,000	CCC+	Clarivate Science Holdings Corp., Company Guaranteed Notes, 4.875% due 7/1/29(a)	132,538
170,000	B+	Elastic NV, Senior Unsecured Notes, 4.125% due 7/15/29(a)	144,143
200,000	B	Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, Senior Secured Notes, 4.625% due 5/1/28(a)	159,906
270,000	CCC	Minerva Merger Sub Inc., Senior Unsecured Notes, 6.500% due 2/15/30(a)	229,570
160,000	B+	Playtika Holding Corp., Company Guaranteed Notes, 4.250% due 3/15/29(a)	136,691
445,000	B+	Rackspace Technology Global Inc., Senior Secured Notes, 3.500% due 2/15/28(a)	317,856

		Total Software	1,523,404

Telecommunications — 3.2%
300,000	CCC+	Altice France Holding SA, Senior Secured Notes, 10.500% due 5/15/27(a)	259,400
		Altice France SA, Senior Secured Notes:
490,000	B	5.125% due 7/15/29(a)	372,846
446,000	B	5.500% due 10/15/29(a)	352,757
		CommScope Inc.:
90,000	CCC+	Company Guaranteed Notes, 8.250% due 3/1/27(a)	77,288
170,000	B	Senior Secured Notes, 4.750% due 9/1/29(a)	144,963
200,000	CCC+	CommScope Technologies LLC, Company Guaranteed Notes, 6.000% due 6/15/25(a)	181,756
477,000	B+	Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(a)	437,400
303,000	BB	Hughes Satellite Systems Corp., Company Guaranteed Notes, 6.625% due 8/1/26	287,211
560,000	B+	Iliad Holding SASU, Senior Secured Notes, 7.000% due 10/15/28(a)	514,703
156,000	BB-	Lumen Technologies Inc., Senior Unsecured Notes, 5.375% due 6/15/29(a)	121,817
230,000	BB+	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	277,955
435,000	B	Telesat Canada/Telesat LLC, Senior Secured Notes, 4.875% due 6/1/27(a)	236,531
260,000	BB-	Vmed O2 UK Financing I PLC, Senior Secured Notes, 4.750% due 7/15/31(a)	214,825
219,000	CCC+	Zayo Group Holdings Inc., Senior Unsecured Notes, 6.125% due 3/1/28(a)	170,669

		Total Telecommunications	3,650,121

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Transportation — 0.7%
$341,000	BB	Cargo Aircraft Management Inc., Company Guaranteed Notes, 4.750% due 2/1/28(a)	$312,629
320,000	CCC+	Carriage Purchaser Inc., Senior Unsecured Notes, 7.875% due 10/15/29(a)	250,010
184,000	B+	XPO CNW Inc., Senior Unsecured Notes, 6.700% due 5/1/34	177,974

		Total Transportation	740,613

Trucking & Leasing — 0.3%
375,000	BB+	AerCap Global Aviation Trust, Company Guaranteed Notes, 6.500% (3-Month USD-LIBOR + 4.300%) due 6/15/45(a)(c)	357,969

		TOTAL CORPORATE BONDS & NOTES (Cost — $111,374,794)	98,769,177

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.8%
280,000	BBB-	ARES XLIV CLO Ltd., Series 2017-44A, Class CR, 5.912% (3-Month USD-LIBOR + 3.400%) due 4/15/34(a)(c)	268,737
250,000	Baa3(b)	Battalion CLO XI Ltd., Series 2017-11A, Class DR, 6.433% (3-Month USD-LIBOR + 3.650%) due 4/24/34(a)(c)	234,544
280,000	Ba3(b)	Canyon Capital CLO Ltd., Series 2021-1A, Class E, 8.922% (3-Month USD-LIBOR + 6.410%) due 4/15/34(a)(c)	252,389
250,000	Baa3(b)	Dryden 49 Senior Loan Fund, Series 2017-49A, Class DR, 6.140% (3-Month USD-LIBOR + 3.400%) due 7/18/30(a)(c)	238,817
360,000	BB-	Madison Park Funding XXXV Ltd., Series 2019-35A, Class ER, 8.810% (3-Month USD-LIBOR + 6.100%) due 4/20/32(a)(c)	335,640
500,000	Ba1(b)	Marble Point CLO XIV Ltd., Series 2018-2A, Class D, 6.240% (3-Month USD-LIBOR + 3.530%) due 1/20/32(a)(c)	439,375
280,000	Baa3(b)	Mountain View CLO IX Ltd., Series 2015-9A, Class CR, 5.632% (3-Month USD-LIBOR + 3.120%) due 7/15/31(a)(c)	247,660
250,000	BB-	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR2, 8.652% (3-Month USD-LIBOR + 5.920%) due 10/21/30(a)(c)	229,797
280,000	Baa3(b)	Ocean Trails CLO IX, Series 2020-9A, Class DR, 6.262% (3-Month USD-LIBOR + 3.750%) due 10/15/34(a)(c)	264,975
210,000	BBB-	Ocean Trails CLO V, Series 2014-5A, Class DRR, 5.905% (3-Month USD-LIBOR + 3.450%) due 10/13/31(a)(c)	190,483
250,000	BBB-	Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, 5.460% (3-Month USD-LIBOR + 2.750%) due 1/20/31(a)(c)	230,714
300,000	BBB-	Pulsar Funding I LLC, Series 2019-1A, Class C, 7.510% (3-Month USD-LIBOR + 4.800%) due 1/20/33(a)(c)	267,150
230,000	BB-	Sculptor CLO XXVI Ltd., Series 26A, Class E, 9.960% (3-Month USD-LIBOR + 7.250%) due 7/20/34(a)(c)	206,741
250,000	Ba3(b)	Symphony CLO XX Ltd., Series 2018-20A, Class E, 9.030% (3-Month USD-LIBOR + 6.290%) due 1/16/32(a)(c)	231,997
310,000	Ba3(b)	THL Credit Wind River 2017-3 CLO Ltd., Series 2017-3A, Class ER, 9.562% (3-Month USD-LIBOR + 7.050%) due 4/15/35(a)(c)	286,055
350,000	BB-	Voya CLO Ltd., Series 2017-3A, Class DR, 9.660% (3-Month USD-LIBOR + 6.950%) due 4/20/34(a)(c)	320,006

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,568,168)	4,245,080

SENIOR LOANS — 3.1%
58,650	NR	Acrisure LLC, (Restricted, cost – $58,557, acquired 1/31/20), 3.607% (1-Month USD-LIBOR + 3.500%) due 2/15/27(i)	56,365
369,336	NR	Arctic Canadian Diamond Co., Ltd., (Restricted, cost – $369,336, acquired 2/2/21), 17.500% (3-Month USD-LIBOR + 1.750%) due 12/31/24(h)(i)(j)	315,783
48,733	NR	CMG Media Corp., (Restricted, cost – $48,583, acquired 12/12/19), 3.585% (1-Month USD-LIBOR + 3.500%) due 12/17/26(i)	47,437
224,799	NR	CommScope Inc., (Restricted, cost – $219,356, acquired 4/17/20), 3.335% (1-Month USD-LIBOR + 3.250%) due 4/6/26(i)	216,194

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 3.1% — (continued)
$180,000	NR	DCert Buyer Inc., (Restricted, cost – $179,635, acquired 2/16/21), 7.209% (3-Month USD-LIBOR + 7.000%) due 2/19/29(i)	$172,035
322,575	NR	DCert Buyer Inc., (Restricted, cost – $316,037, acquired 4/17/20), 4.085% (3-Month USD-LIBOR + 4.000%) due 10/16/26(i)	314,825
80,000	NR	Deerfield Dakota Holding LLC, (Restricted, cost – $79,168, acquired 3/5/20), 7.500% (1-Month USD-LIBOR + 6.750%) due 4/7/28(i)	79,000
264,600	NR	Equinox Holdings Inc., (Restricted, cost – $261,364, acquired 6/9/20), 10.000% (3-Month USD-LIBOR + 9.000%) due 3/8/24(i)	235,494
58,741	NR	EyeCare Partners LLC, (Restricted, cost – $58,702, acquired 2/5/20), 3.857% (3-Month USD-LIBOR + 3.750%) due 2/18/27(i)	54,859
77,580	NR	Global Tel*Link Corp., (Restricted, cost – $75,877, acquired 8/16/19), 4.335% (3-Month USD-LIBOR + 4.250%) due 11/29/25(i)	71,921
236,414	NR	Great Outdoors Group LLC, (Restricted, cost – $236,414, acquired 11/24/21), 6.274% (1-Month USD-LIBOR + 3.750%) due 3/6/28(i)	229,735
320,000	NR	Mileage Plus Holdings LLC , (Restricted, cost – $315,577, acquired 6/25/20), 6.250% (3-Month USD-LIBOR + 5.250%) due 6/21/27(i)	326,000
150,966	NR	Peraton Corp., (Restricted, cost – $150,374, acquired 2/23/21), 4.500% (1-Month USD-LIBOR + 3.750%) due 2/1/28(i)	147,065
50,000	NR	Radiology Partners Inc., (Restricted, cost – $48,042, acquired 5/21/20), 4.346% (1-Month USD-LIBOR + 4.250%) due 7/9/25(i)	46,792
246,875	NR	RealTruck Group Inc., (Restricted, cost – $246,875, acquired 1/20/21), 4.000% (1-Month USD-LIBOR + 3.500%) due 1/31/28(i)	226,045
177,653	NR	Redstone HoldCo 2 LP, (Restricted, cost – $176,220, acquired 4/16/21), 5.500% (3-Month USD-LIBOR + 4.750%) due 4/27/28(i)	152,448
244,304	NR	Sedgwick Claims Management Services Inc. , (Restricted, cost – $232,757, acquired 4/30/20), 3.335% (1-Month USD-LIBOR + 3.250%) due 12/31/25(i)	239,723
71,927	NR	Spencer Spirit IH LLC, (Restricted, cost – $71,147, acquired 6/14/19), 6.085% (3-Month USD-LIBOR + 6.000%) due 6/19/26(h)(i)	70,833
304,533	NR	U.S. Renal Care Inc., (Restricted, cost – $304,173, acquired 1/7/21), 5.125% (1-Month USD-LIBOR + 5.000%) due 6/26/26(i)	234,205
313,555	NR	Verscend Holding Corp., (Restricted, cost – $305,334, acquired 4/8/20), 4.085% (1-Month USD-LIBOR + 4.000%) due 8/27/25(i)	312,119

		TOTAL SENIOR LOANS (Cost — $3,753,529)	3,548,878

Shares/Units

PREFERRED STOCKS — 0.5%

FINANCIALS — 0.5%

Diversified Financial Services — 0.5%
6,200		B. Riley Financial Inc., 5.000% due 12/31/26	139,376
4,950		B. Riley Financial Inc., 5.250% due 8/31/28	105,039
12,150		B. Riley Financial Inc., 6.000% due 1/31/28	275,562

		TOTAL PREFERRED STOCKS (Cost — $582,500)	519,977

CONVERTIBLE PREFERRED STOCK — 0.4%

ENERGY — 0.4%

Pipelines — 0.4%
12,149		MPLX LP, (Restricted, cost – $394,843, acquired 12/16/20), 8.462%*(d)(i)(j) (Cost — $394,843)	455,588

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Shares/Units		Security	Value

COMMON STOCKS — 0.3%

ENERGY — 0.3%

Oil & Gas — 0.3%
18,894		Berry Corp	$172,880
1,156		Chord Energy Corp	163,632

		TOTAL COMMON STOCKS (Cost — $149,438)	336,512

Face Amount/Units†	Rating††

SOVEREIGN BONDS — 0.0%

Argentina — 0.0%
		Argentine Republic Government International Bonds:
$9,647	CCC+	1.000% due 7/9/29	2,259
51,375	CCC+	0.500% due 7/9/30	12,332
94,124	CCC+	1.500% due 7/9/35	21,294

		TOTAL SOVEREIGN BONDS (Cost — $86,705)	35,885

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $120,909,977)	107,911,097

SHORT-TERM INVESTMENTS — 2.7%

TIME DEPOSITS — 2.7%
2,173,646		BNP Paribas – Paris, 1.680% due 9/1/22	2,173,646
854,058		Citibank – New York, 1.680% due 9/1/22	854,058
99		JPMorgan Chase & Co. – New York, 1.680% due 9/1/22	99

		TOTAL SHORT-TERM INVESTMENTS (Cost — $3,027,803)	3,027,803

		TOTAL INVESTMENTS — 98.6% (Cost — $123,937,780)	110,938,900

		Other Assets in Excess of Liabilities — 1.4%	1,562,935

		TOTAL NET ASSETS — 100.0%	$112,501,835

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $84,112,073 and represents 74.8% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2022.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	Security is currently in default.
(h)	Illiquid security.
(i)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2022, amounts to $4,004,466 and represents 3.6% of net assets.
(j)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

At August 31, 2022, for High Yield Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
High Yield Fund	$124,678,744	$1,364,105	$(15,103,949)	$(13,739,844)

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
PLC	— Public Limited Company
USD	— United States Dollar

Summary of Investments by Security Type^
Corporate Bonds & Notes	89.0%
Collateralized Mortgage Obligations	3.9
Senior Loans	3.2
Preferred Stocks	0.5
Convertible Preferred Stock	0.4
Common Stocks	0.3
Sovereign Bonds	0.0 *
Short-Term Investments	2.7

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

Currency Abbreviation used in this schedule:
USD	— United States Dollar

See pages 304-305 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

SOVEREIGN BONDS — 27.5%

Argentina — 0.0%
360,000	ARS	Argentine Bonos del Tesoro, 15.500% due 10/17/26(a)	$811
460,000	ARS	Provincia de Buenos Aires, 61.114% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 3.750%) due 4/12/25(a)(b)(c)	3,326

		Total Argentina	4,137

Australia — 0.5%
		Australia Government Bonds:
100,000	AUD	2.500% due 5/21/30	63,755
200,000	AUD	1.000% due 11/21/31	109,278
100,000	AUD	1.250% due 5/21/32	55,364
500,000	AUD	4.500% due 4/21/33	368,828
50,000	AUD	1.750% due 6/21/51	21,929
300,000	AUD	Northern Territory Treasury Corp., 2.000% due 4/21/31	172,436
150,000	AUD	Treasury Corp. of Victoria, 4.250% due 12/20/32	102,955

		Total Australia	894,545

Canada — 0.2%
600,000	CAD	Canadian Government Bonds, 2.000% due 12/1/51	369,676

China — 0.2%
		China Government Bonds:
800,000	CNY	3.720% due 4/12/51	128,197
1,300,000	CNY	3.530% due 10/18/51	203,064

		Total China	331,261

France — 3.1%
		French Republic Government Bonds OAT:
900,000	EUR	3.250% due 5/25/45	1,019,306
3,300,000	EUR	2.000% due 5/25/48(b)	3,001,213
1,650,000	EUR	0.750% due 5/25/52	1,052,799
500,000	EUR	0.500% due 5/25/72(b)	224,447

		Total France	5,297,765

Israel — 0.6%
1,300,000	ILS	Bank of Israel Bills — Makam, zero coupon due 2/8/23	387,425
2,000,000	ILS	Israel Government Bonds — Fixed, 1.000% due 3/31/30	527,514
$200,000		State of Israel, 3.800% due 5/13/60	171,199

		Total Israel	1,086,138

Italy — 0.5%
550,000	EUR	Italy Buoni Poliennali Del Tesoro, 1.700% due 9/1/51(b)	348,440
400,000	GBP	Republic of Italy Government International Bonds, 6.000% due 8/4/28	494,725

		Total Italy	843,165

Japan — 14.0%
1,200,000		Development Bank of Japan Inc., 2.500% due 10/18/22	1,199,460
650,000,000	JPY	Japan Government Five Year Bonds, 0.005% due 6/20/27	4,678,381
426,000,000	JPY	Japan Government Ten Year Bonds, 0.100% due 6/20/31	3,035,634
		Japan Government Thirty Year Bonds:
190,000,000	JPY	1.700% due 9/20/44	1,572,366
310,000,000	JPY	1.400% due 9/20/45	2,420,380
152,000,000	JPY	0.500% due 9/20/46	971,886
128,000,000	JPY	0.700% due 12/20/48	834,713
380,000,000	JPY	0.500% due 3/20/49	2,345,008
125,000,000	JPY	0.700% due 6/20/51	796,452
190,000,000	JPY	0.700% due 12/20/51	1,208,084

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Japan — 14.0% — (continued)
		Japan Government Twenty Year Bonds:
120,000,000	JPY	1.300% due 6/20/35	$955,980
181,000,000	JPY	1.200% due 9/20/35	1,424,367
190,000,000	JPY	1.000% due 12/20/35	1,460,399
40,000,000	JPY	0.400% due 3/20/36	284,537
113,548,600	JPY	Japanese Government CPI Linked Bonds, 0.100% due 3/10/28	862,824

		Total Japan	24,050,471

Malaysia — 0.4%
3,200,000	MYR	Malaysia Government Investment Issue, 4.369% due 10/31/28	731,604

Peru — 0.7%
		Peruvian Government International Bonds:
1,300,000	PEN	6.350% due 8/12/28	317,484
1,300,000	PEN	6.350% due 8/12/28(b)	317,484
700,000	PEN	5.940% due 2/12/29	165,284
100,000	PEN	5.940% due 2/12/29	23,612
400,000	PEN	5.940% due 2/12/29(b)	94,448
700,000	PEN	6.950% due 8/12/31(b)	171,075
200,000	PEN	5.350% due 8/12/40(b)	38,445

		Total Peru	1,127,832

Qatar — 0.1%
$200,000		Qatar Government International Bonds, 4.400% due 4/16/50(b)	196,643

Romania — 0.2%
		Romanian Government International Bonds:
200,000	EUR	1.750% due 7/13/30(b)	145,314
100,000	EUR	2.000% due 4/14/33(b)	66,473
50,000	EUR	2.750% due 4/14/41(b)	29,318
200,000	EUR	2.875% due 4/13/42(b)	117,471

		Total Romania	358,576

Serbia — 0.1%
		Serbia International Bonds:
100,000	EUR	1.000% due 9/23/28(b)	72,940
100,000	EUR	1.650% due 3/3/33(b)	61,760

		Total Serbia	134,700

Spain — 4.0%
100,000	EUR	Autonomous Community of Catalonia, 4.220% due 4/26/35	106,886
		Spain Government Bonds:
400,000	EUR	1.450% due 10/31/27(b)	390,834
1,500,000	EUR	1.400% due 7/30/28(b)	1,447,195
450,000	EUR	1.450% due 4/30/29(b)	431,363
400,000	EUR	0.700% due 4/30/32(b)	336,384
2,100,000	EUR	2.550% due 10/31/32(b)	2,077,426
400,000	EUR	1.850% due 7/30/35(b)	359,033
500,000	EUR	1.900% due 10/31/52(b)	372,626
850,000	EUR	3.450% due 7/30/66(b)	859,280
800,000	EUR	1.450% due 10/31/71(b)	436,254

		Total Spain	6,817,281

United Arab Emirates — 0.1%
200,000		Abu Dhabi Government International Bonds, 3.875% due 4/16/50	181,885

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

United Kingdom — 2.8%
		United Kingdom Gilts:
1,350,000	GBP	3.250% due 1/22/44	$1,578,327
700,000	GBP	3.500% due 1/22/45	850,324
500,000	GBP	1.750% due 1/22/49	439,179
1,400,000	GBP	0.625% due 10/22/50	881,493
1,300,000	GBP	1.250% due 7/31/51	982,848

		Total United Kingdom	4,732,171

		TOTAL SOVEREIGN BONDS (Cost — $60,061,174)	47,157,850

COLLATERALIZED MORTGAGE OBLIGATIONS — 22.8%
$15,402		A10 Bridge Asset Financing LLC, Series 2020-C, Class A, 2.021% due 8/15/40(b)	15,215
384,729		ACAS CLO 2015-1 Ltd., Series 2015-1A, Class AR3, 3.630% (3-Month USD-LIBOR + 0.890%) due 10/18/28(b)(c)	378,831
395,630		ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4, 3.344% (1-Month USD-LIBOR + 0.900%) due 8/25/35(c)	389,051
275,988	GBP	ALBA PLC, Series 2007-1, Class A3, 1.673% (Sterling Overnight Index Average + 0.289%) due 3/17/39(c)	305,302
400,000		AMMC CLO 21 Ltd., Series 2017-21A, Class A, 4.038% (3-Month USD-LIBOR + 1.250%) due 11/2/30(b)(c)	396,739
400,000		Apidos CLO XXIV, Series 2016-24A, Class A1AL, 3.660% (3-Month USD-LIBOR + 0.950%) due 10/20/30(b)(c)	393,031
400,000		Apidos CLO XXVI, Series 2017-26A, Class A1AR, 3.640% (3-Month USD-LIBOR + 0.900%) due 7/18/29(b)(c)	394,543
400,000		Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A, 3.333% (SOFR + 1.450%) due 1/15/37(b)(c)	394,077
400,000		ARES L CLO Ltd., Series 2018-50A, Class AR, 3.562% (3-Month USD-LIBOR + 1.050%) due 1/15/32(b)(c)	392,751
341,207		ARES XL CLO Ltd., Series 2016-40A, Class A1RR, 3.382% (3-Month USD-LIBOR + 0.870%) due 1/15/29(b)(c)	337,282
415,221		Argent Mortgage Loan Trust, Series 2005-W1, Class A1, 2.924% (1-Month USD-LIBOR + 0.480%) due 5/25/35(c)	375,301
224,235	GBP	Avon Finance No 2 PLC, Series 2A, Class A, 1.690% (3-Month Sterling Overnight Index Average + 0.900%) due 9/20/48(b)(c)	259,168
6,771		Banc of America Funding Trust, Series 2006-A, Class 1A1, 2.798% due 2/20/36(c)	6,555
435,380		Barings CLO Ltd., Series 2013-IA, Class AR, 3.510% (3-Month USD-LIBOR + 0.800%) due 1/20/28(b)(c)	432,114
169,196		Bayview Financial Asset Trust, Series 2007-SR1A, Class A, 2.894% (1-Month USD-LIBOR + 0.450%) due 3/25/37(b)(c)	174,240
400,000		BDS Ltd., Series 2021-FL10, Class A, 3.727% (1-Month USD-LIBOR + 1.350%) due 12/16/36(b)(c)	393,391
		Bear Stearns Adjustable Rate Mortgage Trust:
2,057		Series 2003-5, Class 1A2, 3.159% due 8/25/33(c)	2,019
2,880		Series 2003-7, Class 6A, 2.610% due 10/25/33(c)	2,799
8,382		Series 2004-2, Class 22A, 2.995% due 5/25/34(c)	7,959
5,092		Series 2004-2, Class 23A, 2.846% due 5/25/34(c)	4,517
44,978		Bear Stearns Structured Products Inc. Trust, Series 2007-R6, Class 1A1, 3.218% due 1/26/36(c)	34,464
400,000		BIG Commercial Mortgage Trust, Series 2022-BIG, Class A, 3.649% (1-Month Term SOFR + 1.342%) due 2/15/39(b)(c)	388,816
21,401	EUR	Black Diamond CLO Designated Activity Co., Series 2015-1A, Class A1R, 0.650% (3-Month EURIBOR + 0.650%) due 10/3/29(b)(c)	21,439
245,688	EUR	BlueMountain Fuji Euro CLO II DAC, Series 2017-2A, Class AR, 0.650% (3-Month EURIBOR + 0.650%) due 7/15/30(b)(c)	242,914

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 22.8% — (continued)
300,000	EUR	BNPP AM Euro CLO DAC, Series 2019-1A, Class AR, 0.820% (3-Month EURIBOR + 0.820%) due 7/22/32(b)(c)	$290,694
223,750	EUR	Cairn CLO VII DAC, Series 2016-7A, Class A1R, 0.670% (3-Month EURIBOR + 0.670%) due 1/31/30(b)(c)	221,177
250,000	EUR	Cairn CLO X DAC, Series 2018-10A, Class AR, 0.780% (3-Month EURIBOR + 0.780%) due 10/15/31(b)(c)	243,733
$400,000		CARLYLE US CLO Ltd., Series 2017-1A, Class A1R, 3.710% (3-Month USD-LIBOR + 1.000%) due 4/20/31(b)(c)	393,341
		CIFC Funding Ltd.:
400,000		Series 2017-4A, Class A1R, 3.733% (3-Month USD-LIBOR + 0.950%) due 10/24/30(b)(c)	394,283
400,000		Series 2018-1A, Class A, 3.740% (3-Month USD-LIBOR + 1.000%) due 4/18/31(b)(c)	393,000
		Countrywide Alternative Loan Trust:
3,966		Series 2005-21CB, Class A3, 5.250% due 6/25/35	3,259
18,786		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	11,506
33,316		Series 2007-11T1, Class A12, 2.794% (1-Month USD-LIBOR + 0.350%) due 5/25/37(c)	12,832
26,329		Series 2007-7T2, Class A9, 6.000% due 4/25/37	13,444
		Countrywide Asset-Backed Certificates:
320,752		Series 2007-9, Class 2A4, 2.694% (1-Month USD-LIBOR + 0.250%) due 2/25/36(c)	311,028
48,981		Series 2007-12, Class 1A1, 3.184% (1-Month USD-LIBOR + 0.740%) due 8/25/47(c)	47,232
366,685		Series 2007-13, Class 1A, 3.284% (1-Month USD-LIBOR + 0.840%) due 10/25/47(c)	354,927
67,469		Series 2007-SEA2, Class 1A1, 4.444% (1-Month USD-LIBOR + 2.000%) due 8/25/47(b)(c)	67,220
		Countrywide Home Loan Mortgage Pass-Through Trust:
309		Series 2004-12, Class 11A1, 3.571% due 8/25/34(c)	310
44,591		Series 2005-2, Class 1A1, 3.084% (1-Month USD-LIBOR + 0.640%) due 3/25/35(c)	37,173
2,999		Series 2005-3, Class 2A1, 3.024% (1-Month USD-LIBOR + 0.580%) due 4/25/35(c)	2,771
48,427		Series 2005-9, Class 1A3, 2.904% (1-Month USD-LIBOR + 0.460%) due 5/25/35(c)	40,649
14,404		Series 2005-11, Class 3A1, 2.655% due 4/25/35(c)	11,650
8,509		Series 2005-HYB9, Class 3A2A, 1.985% (1-Year USD-LIBOR + 1.750%) due 2/20/36(c)	7,176
508,401		Series 2007-4, Class 1A47, 6.000% due 5/25/37	263,365
92,291		Series 2007-19, Class 2A1, 6.500% due 11/25/47	55,968
		Credit Suisse Mortgage Capital Trust:
34,353		Series 2007-5R, Class A5, 6.500% due 7/26/36	9,658
87,667		Series 2021-INV1, Class A3, 2.500% due 7/25/56(b)(c)	74,883
134,882		CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A, step bond to yield, 6.184% due 12/25/36	33,839
300,000	EUR	CVC Cordatus Loan Fund XI DAC, Series 11A, Class AR, 0.650% (3-Month EURIBOR + 0.650%) due 10/15/31(b)(c)	291,890
434,865		Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-3, Class 2A1, 3.194% (1-Month USD-LIBOR + 0.750%) due 10/25/47(c)	365,691
300,000	EUR	Dryden 27 Euro CLO DAC, Series 2017-27A, Class AR, 0.660% (3-Month EURIBOR + 0.660%) due 4/15/33(b)(c)	291,576
400,000		Dryden 55 CLO Ltd., Series 2018-55A, Class A1, 3.532% (3-Month USD-LIBOR + 1.020%) due 4/15/31(b)(c)	395,619
292,303		Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 3.492% (3-Month USD-LIBOR + 0.980%) due 4/15/28(b)(c)	289,474
400,000		Elevation CLO Ltd., Series 2017-8A, Class A1R2, 3.733% (3-Month USD-LIBOR + 0.950%) due 10/25/30(b)(c)	393,416
381,277		Ellington Loan Acquisition Trust, Series 2007-2, Class A1, 3.494% (1-Month USD-LIBOR + 1.050%) due 5/25/37(b)(c)	372,426
116,952	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 1.739% (3-Month GBP-LIBOR + 0.150%) due 6/15/44(c)	132,372
285,080	GBP	Eurosail-UK PLC, Series 2007-4X, Class A3, 2.414% (Sterling Overnight Index Average + 1.069%) due 6/13/45(c)	325,138
397,553		Extended Stay America Trust, Series 2021-ESH, Class A, 3.472% (1-Month USD-LIBOR + 1.080%) due 7/15/38(b)(c)	390,071

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 22.8% — (continued)
		Federal Home Loan Mortgage Corp. (FHLMC):
$14,648		Series T-35, Class A, 2.724% (1-Month USD-LIBOR + 0.280%) due 9/25/31(c)	$14,565
20,401		Series T-62, Class 1A1, 2.059% (1-Year Treasury Average Rate + 1.200%) due 10/25/44(c)	21,271
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
12,575		Series 2391, Class FJ, 2.891% (1-Month USD-LIBOR + 0.500%) due 4/15/28(c)	12,589
25,101		Series 2614, Class SJ, 13.087% (19.663% – 2.750% x 1-Month USD-LIBOR) due 5/15/33(d)	26,389
94,723		Series 4579, Class FD, 2.063% (1-Month USD-LIBOR + 0.350%) due 1/15/38(c)	94,690
94,723		Series 4579, Class SD, 0.631% due 1/15/38(c)(e)	5,343
4,241		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	4,399
		Federal National Mortgage Association (FNMA), REMICS:
4,389		Series 2003-34, Class A1, 6.000% due 4/25/43	4,574
5,575		Series 2006-48, Class TF, 2.844% (1-Month USD-LIBOR + 0.400%) due 6/25/36(c)	5,558
57,424		Series 2009-104, Class FA, 3.244% (1-Month USD-LIBOR + 0.800%) due 12/25/39(c)	57,908
29,063		Federal National Mortgage Association (FNMA), REMICS Trust, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	30,271
24,235		First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 3.164% (1-Month USD-LIBOR + 0.720%) due 10/25/35(c)	24,198
400,000		FORT CRE Issuer LLC, Series 2022-FL3, Class A, 3.932% (SOFR + 1.850%) due 2/23/39(b)(c)	393,197
400,000		Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, 3.482% (3-Month USD-LIBOR + 0.970%) due 10/15/30(b)(c)	393,977
500,000		Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 3.602% (3-Month USD-LIBOR + 1.090%) due 7/15/31(b)(c)	491,772
15,557		GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 2.885% due 11/19/35(c)	14,657
		Government National Mortgage Association (GNMA):
268,535		Series 2016-H15, Class FA, 2.598% (1-Month USD-LIBOR + 0.800%) due 7/20/66(c)	268,303
5,542		Series 2017-121, Class PE, 3.000% due 7/20/46	5,416
		GS Mortgage-Backed Securities Corp. Trust:
376,152		Series 2022-PJ2, Class A4, 2.500% due 6/25/52(b)(c)	323,065
872,936		Series 2022-PJ4, Class A4, 2.500% due 9/25/52(b)(c)	749,985
		GS Mortgage-Backed Securities Trust:
178,433		Series 2021-GR2, Class A2, 2.500% due 2/25/52(b)(c)	153,524
91,929		Series 2021-GR3, Class A2, 2.500% due 4/25/52(b)(c)	78,983
364,582		Series 2021-HP1, Class A2, 2.500% due 1/25/52(b)(c)	311,416
90,274		Series 2021-INV1, Class A2, 2.500% due 12/25/51(b)(c)	77,671
280,949		Series 2022-MM1, Class A2, 2.500% due 7/25/52(b)(c)	240,328
		GSR Mortgage Loan Trust:
2,605		Series 2003-1, Class A2, 2.880% (1-Year CMT Index + 1.750%) due 3/25/33(c)	2,591
45,249		Series 2005-AR7, Class 2A1, 3.057% due 11/25/35(c)	45,042
400,000		HalseyPoint CLO 3 Ltd., Series 2020-3A, Class A1A, 4.232% (3-Month USD-LIBOR + 1.450%) due 11/30/32(b)(c)	397,799
		Harborview Mortgage Loan Trust:
10,287		Series 2005-2, Class 2A1A, 2.806% (1-Month USD-LIBOR + 0.440%) due 5/19/35(c)	9,454
20,689		Series 2005-3, Class 2A1A, 2.846% (1-Month USD-LIBOR + 0.480%) due 6/19/35(c)	19,728
48,233		Series 2006-SB1, Class A1A, 1.709% (1-Year Treasury Average Rate + 0.850%) due 12/19/36(c)	43,867
69,821		Series 2007-1, Class 2A1A, 2.626% (1-Month USD-LIBOR + 0.260%) due 3/19/37(c)	63,937
296,632	EUR	Harvest CLO XI DAC, Series 2011-A, Class ARR, 0.650% (3-Month EURIBOR + 0.650%) due 6/26/30(b)(c)	291,670
16,746		Homeward Opportunities Fund I Trust, Series 2020-2, Class A1, 1.657% due 5/25/65(b)(c)	16,615
		JP Morgan Mortgage Trust:
2,197		Series 2003-A2, Class 3A1, 2.255% due 11/25/33(c)	2,115
499		Series 2005-A1, Class 6T1, 2.580% due 2/25/35(c)	477
267,400		Series 2021-1, Class A3, 2.500% due 6/25/51(b)(c)	228,260
359,813		Series 2021-10, Class A3, 2.500% due 12/25/51(b)(c)	303,641

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 22.8% — (continued)
$1,075,476		Series 2021-INV4, Class A2, 3.000% due 1/25/52(b)(c)	$958,606
358,360		Series 2021-INV5, Class A2, 3.000% due 12/25/51(b)(c)	317,633
1,099,760		Series 2021-INV8, Class A2, 3.000% due 5/25/52(b)(c)	976,896
659,812		Series 2022-INV1, Class A3, 3.000% due 3/25/52(b)(c)	588,112
885,208		Series 2022-LTV2, Class A3, 3.500% due 9/25/52(b)(c)	813,712
2,691		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 4.946% due 7/27/37(b)(c)	2,684
405,474		LCM XIII LP, Series 13A, Class AR3, 3.608% (3-Month USD-LIBOR + 0.870%) due 7/19/27(b)(c)	400,353
396,240	GBP	Ludgate Funding PLC, Series 2007-1, Class A2A, 1.849% (3-Month GBP-LIBOR + 0.160%) due 1/1/61(c)	433,735
400,000		LUXE Trust, Series 2021-TRIP, Class A, 3.441% (1-Month USD-LIBOR + 1.050%) due 10/15/38(b)(c)	387,698
421,019		Madison Park Funding XLI Ltd., Series 12A, Class AR, 3.589% (3-Month USD-LIBOR + 0.830%) due 4/22/27(b)(c)	416,177
385,036		Madison Park Funding XXX Ltd., Series 2018-30A, Class A, 3.262% (3-Month USD-LIBOR + 0.750%) due 4/15/29(b)(c)	379,646
300,000		Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.130% due 9/10/39(b)	264,764
250,000		Marble Point CLO X Ltd., Series 2017-1A, Class AR, 3.552% (3-Month USD-LIBOR + 1.040%) due 10/15/30(b)(c)	245,799
2,951		Merrill Lynch Mortgage Investors Trust, Series 2003-A2, Class 1A1, 2.728% due 2/25/33(c)	2,691
99,010		MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A, 3.261% (1-Month Term SOFR + 0.964%) due 7/15/36(b)(c)	98,453
217,551		MFA Trust, Series 2020-NQM2, Class A1, 1.381% due 4/25/65(b)(c)	208,772
		New Residential Mortgage Loan Trust:
216,637		Series 2019-RPL3, Class A1, 2.750% due 7/25/59(b)(c)	207,375
219,429		Series 2020-RPL1, Class A1, 2.750% due 11/25/59(b)(c)	208,520
443,193		Series 2021-INV1, Class A2, 2.500% due 6/25/51(b)(c)	381,874
489,299	GBP	Newgate Funding PLC, Series 2007-1X, Class A3, 1.578% (3-Month GBP-LIBOR + 0.160%) due 12/1/50(c)	532,148
400,000		NovaStar Mortgage Funding Trust, Series 2006-1, Class A2D, 2.984% (1-Month USD-LIBOR + 0.540%) due 5/25/36(c)	375,727
400,000		NYO Commercial Mortgage Trust, Series 2021-1290, Class A, 3.487% (1-Month USD-LIBOR + 1.095%) due 11/15/38(b)(c)	383,135
300,000		One New York Plaza Trust, Series 2020-1NYP, Class A, 3.341% (1-Month USD-LIBOR + 0.950%) due 1/15/36(b)(c)	289,584
62,565		Option One Mortgage Loan Trust, Series 2007-CP1, Class 1A1, 2.584% (1-Month USD-LIBOR + 0.140%) due 3/25/37(c)	57,404
500,000		OZLM IX Ltd., Series 2014-9A, Class A1A3, 3.810% (3-Month USD-LIBOR + 1.100%) due 10/20/31(b)(c)	489,641
342,089		PRET LLC, Series 2021-RN3, Class A1, step bond to yield, 1.843% due 9/25/51(b)	320,517
		RALI Trust:
86,769		Series 2006-QS6, Class 1A1, 6.000% due 6/25/36	74,215
42,005		Series 2007-QO2, Class A1, 2.594% (1-Month USD-LIBOR + 0.150%) due 2/25/47(c)	17,358
51,777	CAD	Real Estate Asset Liquidity Trust, Series 2018-1A, Class A1, 3.072% due 8/12/53(b)	39,040
		Residential Asset Securitization Trust:
13,382		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	6,187
37,509		Series 2006-R1, Class A2, 2.844% (1-Month USD-LIBOR + 0.400%) due 1/25/46(c)	12,294
148,006	GBP	Residential Mortgage Securities 32 PLC, Series 32A, Class A, 2.652% (Sterling Overnight Index Average + 1.250%) due 6/20/70(b)(c)	171,642
183,060	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 1.640% (Sterling Overnight Index Average + 0.279%) due 12/15/43(c)	205,574
1,102,974	GBP	Ripon Mortgages PLC, Series 1RA, Class A, 1.930% (Sterling Overnight Index Average + 0.700%) due 8/28/56(b)(c)	1,265,136

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 22.8% — (continued)
		RMAC Securities No 1 PLC:
344,017	GBP	Series 2006-NS3X, Class A2A, 1.610% (Sterling Overnight Index Average + 0.269%) due 6/12/44(c)	$381,681
180,450	GBP	Series 2006-NS1X, Class A2A, 1.610% (Sterling Overnight Index Average + 0.269%) due 6/12/44(c)	203,125
$300,000		Sculptor CLO XXV Ltd., Series 25A, Class A1, 3.782% (3-Month USD-LIBOR + 1.270%) due 1/15/31(b)(c)	295,430
376,692	EUR	Shamrock Residential DAC, Series 2022-1, Class A, 0.598% (1-Month EURIBOR + 0.009%) due 1/24/61(c)	372,016
900,000		Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, 3.893% (3-Month USD-LIBOR + 1.110%) due 4/25/31(b)(c)	888,668
175,792		Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 3.773% (3-Month USD-LIBOR + 0.990%) due 1/23/29(b)(c)	174,253
400,000		Sound Point CLO XVII, Series 2017-3A, Class A1R, 3.690% (3-Month USD-LIBOR + 0.980%) due 10/20/30(b)(c)	395,476
1,107,596		Soundview Home Loan Trust, Series 2006-3, Class A4, 2.944% (1-Month USD-LIBOR + 0.500%) due 11/25/36(c)	1,045,122
385,242	GBP	Stratton Mortgage Funding, Series 2021-2A, Class A, 1.855% (3-Month Sterling Overnight Index Average + 0.900%) due 7/20/60(b)(c)	444,933
		Structured Adjustable Rate Mortgage Loan Trust:
2,690		Series 2004-1, Class 4A1, 3.641% due 2/25/34(c)	2,585
6,295		Series 2004-4, Class 3A2, 2.794% due 4/25/34(c)	6,291
24,265		Series 2004-19, Class 2A1, 2.259% (1-Year Treasury Average Rate + 1.400%) due 1/25/35(c)	21,075
		Structured Asset Mortgage Investments II Trust:
25,103		Series 2005-AR2, Class 2A1, 2.904% (1-Month USD-LIBOR + 0.460%) due 5/25/45(c)	22,624
38,780		Series 2005-AR8, Class A1A, 3.004% (1-Month USD-LIBOR + 0.560%) due 2/25/36(c)	34,932
17,375		Series 2006-AR5, Class 1A1, 2.864% (1-Month USD-LIBOR + 0.420%) due 5/25/36(c)	13,782
108,417		Series 2007-AR4, Class A3, 2.664% (1-Month USD-LIBOR + 0.220%) due 9/25/47(c)	92,426
61,267		Series 2007-AR6, Class A1, 2.359% (1-Year Treasury Average Rate + 1.500%) due 8/25/47(c)	56,304
49,296		Structured Asset Securities Corp., Series 2006-RF1, Class 1A, 2.724% (1-Month USD-LIBOR + 0.280%) due 1/25/36(b)(c)	47,539
29,789		Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 3.433% (3-Month USD-LIBOR + 0.950%) due 7/14/26(b)(c)	29,692
400,000		TCI-Symphony CLO Ltd., Series 2017-1A, Class AR, 3.442% (3-Month USD-LIBOR + 0.930%) due 7/15/30(b)(c)	396,188
400,000		THL Credit Wind River CLO Ltd., Series 2019-3A, Class AR, 3.592% (3-Month USD-LIBOR + 1.080%) due 4/15/31(b)(c)	391,248
427,194	GBP	Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 2.474% (Sterling Overnight Index Average + 0.900%) due 7/20/45(b)(c)	495,789
246,162	GBP	Towd Point Mortgage Funding Auburn 14 PLC, Series 2020-A14X, Class A, 2.060% (3-Month Sterling Overnight Index Average + 0.900%) due 5/20/45(c)	284,956
		Towd Point Mortgage Trust:
677,805		Series 2019-4, Class A1, 2.900% due 10/25/59(b)(c)	653,725
181,139		Series 2020-1, Class A1, 2.710% due 1/25/60(b)(c)	174,219
152,993	GBP	Trinity Square PLC, Series 2021-1A, Class A, 2.400% (Sterling Overnight Index Average + 0.850%) due 7/15/59(b)(c)	176,166
172,426		US Capital Funding II Ltd./US Capital Funding II Corp., 3.532% (3-Month USD-LIBOR + 0.750%) due 8/1/34(b)(c)	170,055
		UWM Mortgage Trust:
469,335		Series 2021-INV3, Class A3, 2.500% due 11/25/51(b)(c)	403,815
281,265		Series 2021-INV4, Class A3, 2.500% due 12/25/51(b)(c)	240,249
95,120		Series 2021-INV5, Class A12, 3.000% due 1/25/52(b)(c)	84,309

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 22.8% — (continued)
$400,000	Venture 38 CLO Ltd., Series 2019-38A, Class A1R, 3.942% (3-Month USD-LIBOR + 1.160%) due 7/30/32(b)(c)	$390,465
69,866	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.392% (3-Month USD-LIBOR + 0.880%) due 4/15/27(b)(c)	69,463
184,481	Vibrant CLO VI Ltd., Series 2017-6A, Class AR, 3.046% (3-Month USD-LIBOR + 0.950%) due 6/20/29(b)(c)	182,674
300,000	Vibrant CLO VII Ltd., Series 2017-7A, Class A1R, 3.750% (3-Month USD-LIBOR + 1.040%) due 9/15/30(b)(c)	295,610
394,784	Voya CLO Ltd., Series 2017-1A, Class A1R, 3.690% (3-Month USD-LIBOR + 0.950%) due 4/17/30(b)(c)	388,960
	WaMu Mortgage Pass-Through Certificates Trust:
4,978	Series 2002-AR9, Class 1A, 2.259% (1-Year Treasury Average Rate + 1.400%) due 8/25/42(c)	4,717
1,270	Series 2003-AR5, Class A7, 3.206% due 6/25/33(c)	1,223
58,268	Series 2003-AR9, Class 2A, 4.024% due 9/25/33(c)	54,721
126,607	Series 2004-AR1, Class A, 2.468% due 3/25/34(c)	126,185
16,545	Series 2005-AR13, Class A1A1, 3.024% (1-Month USD-LIBOR + 0.580%) due 10/25/45(c)	15,796
22,735	Series 2006-AR10, Class 2A1, 3.443% due 9/25/36(c)	19,500
38,548	Series 2006-AR13, Class 2A, 2.359% (1-Year Treasury Average Rate + 1.500%) due 10/25/46(c)	35,329
16,209	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 1.799% (1-Year Treasury Average Rate + 0.940%) due 7/25/46(c)	10,468
45,411	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 2.639% due 12/25/32(c)	44,055
398,361	Wind River CLO Ltd., Series 2014-1A, Class ARR, 3.790% (3-Month USD-LIBOR + 1.050%) due 7/18/31(b)(c)	392,421

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $42,330,690)	39,077,916

MORTGAGE-BACKED SECURITIES — 15.7%

FHLMC — 0.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
34,342	3.500% due 10/1/39	33,332
99,032	2.000% due 3/1/52	85,614

	Total FHLMC	118,946

FNMA — 15.6%
	Federal National Mortgage Association (FNMA):
375,544	3.500% due 10/1/34 – 6/1/50	363,015
5,850,000	3.500% due 10/1/52(f)	5,582,784
16,554	2.928% (1-Year CMT Index + 2.360%) due 11/1/34(c)	17,107
1,677	6.500% due 8/1/37	1,682
457,126	3.000% due 10/1/49 – 5/1/51	425,746
5,150,000	3.000% due 10/1/52(f)	4,771,726
101,390	4.000% due 6/1/50	100,027
10,350,000	4.000% due 10/1/52(f)	10,114,388
490,993	2.000% due 3/1/52	424,525
5,000,000	4.500% due 10/1/52(f)	4,973,815

	Total FNMA	26,774,815

GNMA — 0.0%
1,534	Government National Mortgage Association II (GNMA), 6.000% due 9/20/38	1,570

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $27,494,961)	26,895,331

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

CORPORATE BONDS & NOTES — 11.3%

Canada — 0.1%
100,000	EUR	Fairfax Financial Holdings Ltd., Senior Unsecured Notes, 2.750% due 3/29/28(b)	$92,393

Cayman Islands — 0.2%
$200,000		Sands China Ltd., Senior Unsecured Notes, 5.900% due 8/8/28	171,566

Denmark — 2.1%
		Jyske Realkredit AS, Covered Notes:
6,087,328	DKK	1.000% due 10/1/50	620,606
491,400	DKK	1.500% due 10/1/53	53,526
		Nordea Kredit Realkreditaktieselskab, Covered Notes:
1	DKK	1.500% due 10/1/37	—
9,792,789	DKK	1.000% due 10/1/50	970,617
1	DKK	1.500% due 10/1/50	—
396,640	DKK	1.500% due 10/1/53	41,230
		Nykredit Realkredit AS, Covered Notes:
10,662,128	DKK	1.000% due 10/1/50	1,067,691
1	DKK	1.500% due 10/1/50	—
3,611,339	DKK	1.000% due 10/1/53	369,970
3,183,714	DKK	1.500% due 10/1/53	331,001
		Realkredit Danmark AS, Covered Notes:
1,267,858	DKK	1.000% due 10/1/50	131,252
797,569	DKK	1.500% due 10/1/53	82,652

		Total Denmark	3,668,545

France — 0.9%
		BNP Paribas SA, Senior Unsecured Notes:
200,000		3.800% due 1/10/24(b)	198,746
200,000		2.159% (SOFR + 1.218%) due 9/15/29(b)(c)	165,072
300,000		5.198% (3-Month USD-LIBOR + 2.567%) due 1/10/30(b)(c)	293,472
200,000		3.132% (SOFR + 1.561%) due 1/20/33(b)(c)	163,434
		Societe Generale SA:
200,000		Junior Subordinated Notes, 6.750% (5-Year USD Swap Rate + 3.929%)(b)(c)(g)	180,253
		Senior Unsecured Notes:
300,000		2.889% (1-Year CMT Index + 1.300%) due 6/9/32(b)(c)	235,947
400,000		3.337% (1-Year CMT Index + 1.600%) due 1/21/33(b)(c)	322,990

		Total France	1,559,914

Germany — 1.2%
		Deutsche Bank AG, Senior Unsecured Notes:
200,000		3.300% due 11/16/22	199,676
100,000	GBP	2.625% due 12/16/24	107,723
100,000	EUR	1.000% (1.600% – 3-Month EURIBOR) due 11/19/25(d)	93,751
350,000		3.961% (SOFR + 2.581%) due 11/26/25(c)	335,822
300,000	EUR	2.625% due 2/12/26	285,009
200,000	EUR	1.625% due 1/20/27	175,900
400,000		2.552% (SOFR + 1.318%) due 1/7/28(c)	341,618
200,000	EUR	1.750% (2.050% – 3-Month EURIBOR) due 11/19/30(d)	159,850
200,000		Deutsche Bank AG, (Restricted, cost – $200,406, acquired 1/21/21), Subordinated Notes, 3.729% (SOFR + 2.757%) due 1/14/32(c)(h)	147,584
300,000		IHO Verwaltungs GmbH, Senior Secured Notes, 6.000% (6.000% cash or 6.750% PIK) due 5/15/27(b)(i)	267,073

		Total Germany	2,114,006

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Italy — 0.1%
		Banca Monte dei Paschi di Siena SpA:
100,000	EUR	Senior Unsecured Notes, 2.625% due 4/28/25	$86,508
100,000	EUR	Covered Notes, 0.875% due 10/8/26	92,713

		Total Italy	179,221

Japan — 0.2%
$200,000		Nissan Motor Co., Ltd., Senior Unsecured Notes, 4.345% due 9/17/27(b)	185,570
200,000		Nomura Holdings Inc., Senior Unsecured Notes, 2.329% due 1/22/27	178,439

		Total Japan	364,009

Luxembourg — 0.1%
100,000	EUR	CPI Property Group SA, Senior Unsecured Notes, 1.500% due 1/27/31	69,505

Netherlands — 0.3%
500,000		ING Groep NV, Junior Subordinated Notes, 3.875% (5-Year CMT Index + 2.862%)(c)(g)	372,565
52,525	EUR	Stichting AK Rabobank Certificaten, Junior Subordinated Notes, step bond to yield, 6.500%(g)	53,092

		Total Netherlands	425,657

Qatar — 0.2%
		Qatar Energy, Senior Unsecured Notes:
200,000		2.250% due 7/12/31(b)	174,825
200,000		3.125% due 7/12/41(b)	163,163

		Total Qatar	337,988

Spain — 0.2%
200,000	EUR	Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes, 5.875% (5-Year EUR Swap Rate + 5.660%)(c)(g)	194,122
200,000	EUR	CaixaBank SA, Junior Subordinated Notes, 6.750% (5-Year EUR Swap Rate + 6.498%)(c)(g)	194,236

		Total Spain	388,358

Supranational — 0.5%
		European Investment Bank, Senior Unsecured Notes:
500,000	AUD	0.500% due 6/21/23	334,049
800,000	AUD	0.500% due 8/10/23	532,135

		Total Supranational	866,184

Switzerland — 1.0%
		Credit Suisse Group AG:
		Junior Subordinated Notes:
200,000		6.250% (5-Year USD Swap Rate + 3.455%)(b)(c)(g)	180,193
200,000		7.500% (5-Year USD Swap Rate + 4.598%)(b)(c)(g)	190,296
		Senior Unsecured Notes:
300,000		2.997% (3-Month USD-LIBOR + 1.200%) due 12/14/23(b)(c)	297,963
250,000		4.282% due 1/9/28(b)	224,954
250,000		3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(b)(c)	217,146
600,000		6.537% (SOFR + 3.920%) due 8/12/33(b)(c)	574,839

		Total Switzerland	1,685,391

United Kingdom — 1.9%
600,000		Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	603,108
600,000	GBP	Barclays PLC, Junior Subordinated Notes, 7.125% (5-Year UK Government Note Generic Bid Yield + 6.579%)(c)(g)	666,932
100,000		British Telecommunications PLC, Senior Unsecured Notes, 9.625% due 12/15/30	123,619
		HSBC Holdings PLC, Senior Unsecured Notes:
300,000		3.961% (3-Month USD-LIBOR + 1.000%) due 5/18/24(c)	298,712
200,000		4.041% (3-Month USD-LIBOR + 1.546%) due 3/13/28(c)	188,629

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

United Kingdom — 1.9% — (continued)
100,000	GBP	John Lewis PLC, Senior Unsecured Notes, 6.125% due 1/21/25	$116,965
200,000	GBP	Marks & Spencer PLC, Senior Unsecured Notes, 4.250% due 12/8/23	226,394
		Nationwide Building Society, Senior Unsecured Notes:
$200,000		3.766% (3-Month USD-LIBOR + 1.064%) due 3/8/24(b)(c)	199,295
300,000		2.972% (SOFR + 1.290%) due 2/16/28(b)(c)	270,954
100,000	GBP	Rolls-Royce PLC, Company Guaranteed Notes, 5.750% due 10/15/27	108,942
400,000		Santander UK Group Holdings PLC, Senior Unsecured Notes, 4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(c)	398,803
93,926	GBP	Tesco Property Finance 4 PLC, Senior Secured Notes, 5.801% due 10/13/40	108,549

		Total United Kingdom	3,310,902

United States — 2.4%
100,000	EUR	AT&T Inc., Junior Subordinated Notes, 2.875% (3.140% – 5-Year EURIBOR ICE Swap Rate)(d)(g)	91,186
200,000		Bank of America Corp., Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 2.931%)(c)(g)	181,500
		Broadcom Inc.:
81,000		Company Guaranteed Notes, 4.150% due 11/15/30	74,189
		Senior Unsecured Notes:
10,000		3.187% due 11/15/36(b)	7,481
108,000		4.926% due 5/15/37(b)	96,834
58,000		Campbell Soup Co., Senior Unsecured Notes, 3.650% due 3/15/23	57,960
200,000		Dell International LLC/EMC Corp., Senior Unsecured Notes, 4.900% due 10/1/26	201,145
100,000	EUR	Fidelity National Information Services Inc., Company Guaranteed Notes, 0.750% due 5/21/23	99,885
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
200,000		4.250% due 9/20/22	200,172
200,000		3.550% due 10/7/22	199,950
100,000	GBP	2.748% due 6/14/24	109,285
100,000	EUR	1.320% (3-Month EURIBOR + 0.700%) due 12/1/24(c)	95,831
200,000		5.125% due 6/16/25	195,367
150,000		GA Global Funding Trust, Secured Notes, 2.250% due 1/6/27(b)	135,138
		Goldman Sachs Group Inc.(The), Senior Unsecured Notes:
400,000		3.615% (SOFR + 1.846%) due 3/15/28(c)	379,347
600,000		3.102% (SOFR + 1.410%) due 2/24/33(c)	511,739
100,000		Hyatt Hotels Corp., Senior Unsecured Notes, 1.300% due 10/1/23	97,020
400,000		JPMorgan Chase & Co., Senior Unsecured Notes, 4.565% (SOFR + 1.750%) due 6/14/30(c)	389,255
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, zero coupon due 5/25/49(a)	5,525
300,000		Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(b)	301,128
		Pacific Gas & Electric Co., 1st Mortgage Notes:
100,000		3.450% due 7/1/25	95,647
200,000		4.400% due 3/1/32	176,268
100,000		Principal Life Global Funding II, Secured Notes, 1.375% due 1/10/25(b)	93,341
100,000		Santander Holdings USA Inc., Senior Unsecured Notes, 3.400% due 1/18/23	99,719
200,000		Wells Fargo & Co., Senior Unsecured Notes, 3.908% (SOFR + 1.320%) due 4/25/26(c)	196,150

		Total United States	4,091,062

		TOTAL CORPORATE BONDS & NOTES (Cost — $23,495,032)	19,324,701

U.S. GOVERNMENT OBLIGATIONS — 2.7%
500,000		U.S. Treasury Bonds, 2.875% due 5/15/52	462,891
		U.S. Treasury Bonds:
200,000		1.375% due 11/15/40	141,426
1,300,000		1.875% due 2/15/41	1,000,898

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

U.S. GOVERNMENT OBLIGATIONS — 2.7% — (continued)
		U.S. Treasury Inflation Indexed Notes:
$1,201,270		0.500% due 1/15/28(j)	$1,189,405
331,665		0.125% due 7/15/31	316,831
962,037		0.125% due 1/15/32	914,960
600,000		U.S. Treasury Notes, 2.875% due 4/30/25(k)	590,859

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $4,940,591)	4,617,270

ASSET-BACKED SECURITIES — 0.5%

Automobiles — 0.2%
400,000		Toyota Auto Loan Extended Notes Trust, Series 2019-1A, Class A, 2.560% due 11/25/31(b)	389,934

Student Loans — 0.3%
43,221		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 3.733% (3-Month USD-LIBOR + 0.950%) due 4/25/38(c)	43,414
387,338		SMB Private Education Loan Trust, Series 2022-B, Class A1B, 3.333% (SOFR + 1.450%) due 2/16/55(b)(c)	381,593

		Total Student Loans	425,007

		TOTAL ASSET-BACKED SECURITIES (Cost — $830,506)	814,941

MUNICIPAL BOND — 0.1%

United States — 0.1%
100,000		New Jersey Transportation Trust Fund Authority, 4.131% due 6/15/42 (Cost — $116,695)	87,873

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $159,269,649)	137,975,882

SHORT-TERM INVESTMENTS — 32.1%

BANKER’S ACCEPTANCE — 0.5%
1,100,000	CAD	Bank of Nova Scotia (The), 3.392% due 11/10/22(l) (Cost — $854,981)	832,343

REPURCHASE AGREEMENT — 2.1%
3,600,000		Scotia Capital (USA) Inc. repurchase agreement dated 8/31/22, 2.300% due 9/1/22, Proceeds at maturity - $3,600,230; (Fully collateralized by U.S. Treasury Notes, 0.875% due 9/30/26; Market Valued - $3,666,642) (Cost — $3,600,000)	3,600,000

SOVEREIGN BONDS — 27.0%

Israel — 2.7%
		Bank of Israel Bills – Makam:
3,200,000	ILS	0.008% due 11/2/22(l)	960,904
2,900,000	ILS	(0.003)% due 12/7/22(l)	870,856
3,800,000	ILS	0.851% due 3/2/23(l)	1,136,279
5,700,000	ILS	0.818% due 4/5/23(l)	1,703,405

		Total Israel	4,671,444

Japan — 24.3%
		Japan Treasury Discount Bills:
183,000,000	JPY	(0.120)% due 9/12/22(l)	1,317,824
1,790,000,000	JPY	(0.143)% due 9/20/22(l)	12,891,103
360,000,000	JPY	(0.134)% due 10/3/22(l)	2,592,565
1,170,000,000	JPY	(0.147)% due 10/11/22(l)	8,426,082
780,000,000	JPY	(0.139)% due 10/17/22(l)	5,617,269
230,000,000	JPY	(0.161)% due 10/24/22(l)	1,656,472

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Japan — 24.3% — (continued)
680,000,000	JPY	(0.150)% due 10/31/22(l)	$4,897,263
180,000,000	JPY	(0.133)% due 11/7/22(l)	1,296,280
280,000,000	JPY	(0.113)% due 11/14/22(l)	2,016,333
70,000,000	JPY	(0.130)% due 11/21/22(l)	504,104
70,000,000	JPY	(0.113)% due 11/28/22(l)	504,084

		Total Japan	41,719,379

		TOTAL SOVEREIGN BONDS (Cost — $47,830,623)	46,390,823

TIME DEPOSITS — 2.2%
40,054	AUD	ANZ National Bank – London, 0.830% due 9/1/22	27,407
$1,423,661		Barclays Bank PLC – London, 1.680% due 9/1/22	1,423,661
		BBH – Grand Cayman:
650,803	DKK	(0.120)% due 9/1/22	87,925
19,710	SEK	0.200% due 9/1/22	1,848
4,716	NOK	0.800% due 9/1/22	474
75,926	GBP	0.870% due 9/1/22	88,200
44,478	NZD	1.500% due 9/1/22	27,216
716,398	ZAR	3.500% due 9/1/22	41,829
63,351	CHF	BNP Paribas – Paris, (0.670)% due 9/1/22	64,816
463,075	EUR	Citibank – London, (0.130)% due 9/1/22	465,298
452	HKD	HSBC Bank – Hong Kong, 0.460% due 9/1/22	58
89,985	SGD	HSBC Bank – Singapore, 1.350% due 9/1/22	64,397
1,274,778		JPMorgan Chase & Co. – New York, 1.680% due 9/1/22	1,274,778
21,944,840	JPY	Sumitomo Mitsui Banking Corp. – Tokyo, (0.350)% due 9/1/22	157,984

		TOTAL TIME DEPOSITS (Cost — $3,725,891)	3,725,891

U.S. GOVERNMENT OBLIGATIONS — 0.3%
		U.S. Treasury Bills:
332,000		2.288% due 10/27/22(l)	330,825
211,000		2.518% due 11/10/22(l)	209,973

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $540,798)	540,798

		TOTAL SHORT-TERM INVESTMENTS (Cost — $56,552,293)	55,089,855

		TOTAL INVESTMENTS IN SECURITIES (Cost — $215,821,942)	193,065,737

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $32,257)	106,779

		TOTAL INVESTMENTS — 112.7% (Cost — $215,854,199)	193,172,516

		Liabilities in Excess of Other Assets — (12.7)%	(21,747,148)

		TOTAL NET ASSETS — 100.0%	$171,425,368

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Illiquid security.
(b)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $48,169,592 and represents 28.1% of net assets.

(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2022.
(d)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2022.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund
(e)	Interest only security.
(f)	This security is traded on a TBA basis (see Note 1).
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2022, amounts to $147,584 and represents 0.1% of net assets.
(i)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(j)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.
(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(l)	Rate shown represents yield-to-maturity.

At August 31, 2022, for International Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
International Fixed Income Fund	$223,327,620	$11,443,194	$(39,350,535)	$(27,907,341)

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
OAT	— Obligations assimilables du Trésor
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduits
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Sovereign Bonds	24.5%
Collateralized Mortgage Obligations	20.2
Mortgage-Backed Securities	13.9
Corporate Bonds & Notes	10.0
U.S. Government Obligations	2.4
Asset-Backed Securities	0.4
Municipal Bond	0.0 *
Purchased Options	0.1
Short-Term Investments	28.5

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

At August 31, 2022, International Fixed Income Fund held the following Options Contracts Purchased:

Interest Rate Swaption

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
600,000	$18,493	OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	BOA	1/11/24	2.180%	$45,260

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Option on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
200,000	194,000,000EUR	French Republic Government Bonds OAT Futures, Put(a)	BNP	5/23/25	EUR 97.00	$61,519

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $32,257)				$106,779

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

At August 31, 2022, International Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
200,000	$182,238		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	DUB	12/21/22	1.350%	$510
700,000	637,833		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	DUB	12/21/22	1.400%	1,614
1,400,000	1,275,666		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	GSC	11/16/22	1.400%	1,981
800,000	728,952		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	GSC	12/21/22	1.500%	1,529
700,000	637,833		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	GSC	10/19/22	1.600%	260
900,000	820,071		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	JPM	11/16/22	1.350%	1,404
200,000	236,818	EUR	OTC Markit iTraxx Europe Series 37 5-Year Index, Put	BCLY	11/16/22	1.900%	305
200,000	236,818	EUR	OTC Markit iTraxx Europe Series 37 5-Year Index, Put	BNP	11/16/22	1.900%	305
200,000	236,818	EUR	OTC Markit iTraxx Europe Series 37 5-Year Index, Put	JPM	11/16/22	1.900%	305

			Total Credit Default Swaptions				$8,213

Interest Rate Cap Option

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,000,000	6,200	EUR	OTC 1-Year Swaption, Call	GSC	4/11/23	0.550%	$265

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Interest Rate Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
700,000	4,340	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Call	BNP	4/11/23	0.550%	$185
400,000	2,480	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Call	BNP	4/28/23	0.700%	150
1,400,000	8,680	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Call	GSC	4/5/23	0.550%	361
1,400,000	8,680	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Call	GSC	4/11/23	0.550%	371
1,000,000	6,200	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Call	GSC	5/15/23	0.550%	321
400,000	2,480	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Call	GSC	4/24/23	0.700%	145
600,000	3,720	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Call	GSC	4/26/23	0.700%	222
700,000	4,340	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Put	BNP	4/11/23	2.100%	4,785
400,000	2,480	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Put	BNP	4/28/23	2.250%	2,465
1,400,000	8,680	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Put	GSC	4/5/23	2.100%	9,487
1,000,000	6,200	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Put	GSC	4/11/23	2.100%	6,836
1,400,000	8,680	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Put	GSC	4/11/23	2.100%	9,571
1,000,000	6,200	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Put	GSC	5/15/23	2.100%	7,089
400,000	2,480	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Put	GSC	4/24/23	2.250%	2,445
600,000	3,720	EUR	OTC 1-Year Swaption, 3-Month EURIBOR, Put	GSC	4/26/23	2.250%	3,691
1,500,000	37,754	GBP	OTC 1-Year Swaption, 3-Month GBP-LIBOR, Call	JPM	12/16/24	0.820%	3,880
400,000	$ 12,329		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	BOA	12/1/23	2.150%	719
600,000	18,493		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	DUB	4/8/24	2.790%	3,012
400,000	12,329		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	DUB	10/13/23	2.920%	1,380
15,900,000	490,060		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/2/22	0.870%	2
400,000	12,329		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/20/23	2.150%	681
700,000	21,575		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/17/23	2.250%	1,331
300,000	9,246		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	12/7/23	2.250%	619
700,000	21,575		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	4/2/24	2.697%	3,204
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	4/8/24	2.721%	947
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/27/23	2.841%	669
400,000	12,329		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/10/23	2.910%	1,509
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/13/23	2.920%	690
300,000	9,246		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/25/23	2.973%	1,139
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/20/23	3.018%	782
100,000	3,082		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/3/23	3.088%	439
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/23/23	3.140%	886
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/23/23	3.190%	930
100,000	3,082		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/23/23	3.225%	481
5,400,000	166,436		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	BOA	1/11/24	2.310%	59,948
400,000	12,329		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	BOA	12/1/23	3.650%	1,745
600,000	18,493		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	DUB	4/8/24	2.790%	4,727
400,000	12,329		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	DUB	10/13/23	2.920%	3,135
15,900,000	490,060		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/2/22	1.270%	435,075
700,000	21,575		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	4/2/24	2.697%	5,862
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	4/8/24	2.721%	1,646
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/27/23	2.841%	1,647
400,000	12,329		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/10/23	2.910%	3,110
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/13/23	2.920%	1,567
300,000	9,246		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/25/23	2.973%	2,256
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/20/23	3.018%	1,452
100,000	3,082		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/3/23	3.088%	684
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/23/23	3.140%	1,322
200,000	6,164		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/23/23	3.190%	1,271
100,000	3,082		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/23/23	3.225%	618
400,000	12,329		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/20/23	3.650%	1,749
700,000	21,575		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/17/23	3.750%	2,816
300,000	9,246		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	12/7/23	3.750%	1,207
1,100,000	33,904		OTC 5-Year Swaption, 3-Month USD-LIBOR, Call	DUB	9/2/22	2.450%	—

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,100,000	$ 33,904		OTC 5-Year Swaption, 3-Month USD-LIBOR, Put	DUB	9/2/22	3.050%	$5,222
100,000	3,082		OTC 7-Year Swaption, 3-Month USD-LIBOR, Call	GSC	9/6/22	2.450%	—
400,000	12,329		OTC 7-Year Swaption, 3-Month USD-LIBOR, Call	GSC	9/7/22	2.500%	5
100,000	3,082		OTC 7-Year Swaption, 3-Month USD-LIBOR, Put	GSC	9/6/22	3.050%	274
400,000	12,329		OTC 7-Year Swaption, 3-Month USD-LIBOR, Put	GSC	9/7/22	3.100%	894
300,000	9,246		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	BNP	9/26/22	2.600%	562
300,000	9,246		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	BNP	9/26/22	3.100%	2,021
200,000	1,240	EUR	OTC 25-Year Swaption, 3-Month EURIBOR, Put	BNP	5/23/25	0.451%	64,961

			Total Interest Rate Swaptions				$677,200

Options on Futures
Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
3	$ 723,788	3-Month SOFR December Futures, Call	BNP	12/15/23	$98.00	$1,237
3	723,788	3-Month SOFR December Futures, Put	BNP	12/15/23	$96.50	4,594

		Total Options on Futures				$5,831

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $231,026)				$691,509

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2022, International Fixed Income Fund held the following Forward Sale Commitments:

Face Amounts†	Security	Value
	Federal National Mortgage Association (FNMA):
$100,000	3.500% due 9/1/34(a)	$98,301
2,100,000	2.000% due 9/1/37(a)	1,939,301
14,450,000	2.000% due 10/1/52(a)	12,467,733
13,100,000	2.500% due 9/1/52(a)	11,721,430
2,200,000	4.000% due 9/1/52(a)	2,151,187

	TOTAL FORWARD SALE COMMITMENTS (Proceeds — $28,839,350)	$28,377,952

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	This security is traded on a TBA basis (see Note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2022, International Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Government 10-Year Bond September Futures	33	9/22	$2,693,847	$2,708,709	$14,862
Australian Government 3-Year Bond September Futures	54	9/22	3,968,698	3,979,882	11,184
Euro-BTP September Futures	83	9/22	10,526,043	9,966,942	(559,101)
Euro-Bund September Futures	12	9/22	1,785,288	1,784,163	(1,125)
Euro-Buxl 30-Year Bond September Futures	11	9/22	1,957,993	1,819,290	(138,703)
Euro-OAT September Futures	43	9/22	6,016,541	5,963,347	(53,194)
Euro-Schatz Note December Futures	62	12/22	6,752,125	6,731,255	(20,870)
Euro-Schatz Note September Futures	107	9/22	11,772,091	11,677,052	(95,039)
U.S. Treasury 5-Year Note December Futures	113	12/22	12,590,672	12,522,695	(67,977)
U.S. Treasury 10-Year Note December Futures	88	12/22	10,359,250	10,287,750	(71,500)
U.S. Treasury Ultra Bond December Futures	2	12/22	296,245	299,000	2,755
3-Month SOFR June Futures	13	9/23	3,164,688	3,125,688	(39,000)

					(1,017,708)

Contracts to Sell:
Canada Government 10-Year Bond December Futures	6	12/22	573,236	569,272	3,964
Euro-Bobl September Futures	76	9/22	9,598,291	9,398,979	199,312
U.S. Treasury 2-Year Note December Futures	42	12/22	8,766,188	8,749,782	16,406
U.S. Treasury Long Bond December Futures	11	12/22	1,510,867	1,494,281	16,586
U.S. Treasury 10-Year Ultra Bond December Futures	124	12/22	15,543,229	15,523,250	19,979
United Kingdom Treasury Long Gilt December Futures	33	12/22	4,211,620	4,137,437	74,183

					330,430

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(687,278)

At August 31, 2022, International Fixed Income Fund had deposited cash of $621,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2022, International Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	267,022	USD	185,401	SCB	$182,710	9/2/22	$(2,691)
Brazilian Real	1,714,871	USD	331,120	DUB	329,780	9/2/22	(1,340)
Brazilian Real	1,714,871	USD	312,019	GSC	329,780	9/2/22	17,761
Brazilian Real	1,714,871	USD	325,156	DUB	327,035	10/4/22	1,879
British Pound	227,000	USD	265,130	HSBC	263,695	9/2/22	(1,435)
British Pound	11,641,189	USD	13,536,631	UBS	13,522,995	9/2/22	(13,636)
Canadian Dollar	230,000	USD	175,628	BNP	175,152	9/2/22	(476)
Chilean Peso	48,404,406	USD	51,000	HSBC	53,869	9/15/22	2,869
Chilean Peso	345,801,800	USD	359,006	BNP	383,316	10/6/22	24,310
Chinese Offshore Renminbi	1,657,036	USD	239,695	BNP	239,961	9/8/22	266
Danish Krone	10,998,890	USD	1,483,730	BOA	1,485,975	9/1/22	2,245
Danish Krone	905,000	USD	120,813	UBS	122,267	9/1/22	1,454
Euro	104,000	USD	106,561	BOA	104,500	9/2/22	(2,061)
Euro	89,000	USD	90,821	JPM	89,427	9/2/22	(1,394)
Euro	513,000	USD	525,705	JPM	515,462	9/2/22	(10,243)
Euro	22,795,764	USD	22,891,506	SOG	22,905,182	9/2/22	13,676
Euro	177,000	USD	181,494	UBS	177,850	9/2/22	(3,644)
Japanese Yen	3,006,243,146	USD	21,670,789	JPM	21,642,440	9/2/22	(28,349)
Malaysian Ringgit	225,675	USD	51,000	BCLY	50,431	9/21/22	(569)
Malaysian Ringgit	927,831	USD	208,642	BCLY	207,339	9/21/22	(1,303)
Malaysian Ringgit	552,104	USD	124,096	BCLY	123,376	9/21/22	(720)
Malaysian Ringgit	974,105	USD	222,882	GSC	217,679	9/21/22	(5,203)
Malaysian Ringgit	3,951,768	USD	902,230	GSC	883,086	9/21/22	(19,144)
Malaysian Ringgit	1,345,224	USD	302,433	GSC	300,611	9/21/22	(1,822)
Malaysian Ringgit	4,908,427	USD	1,110,461	SCB	1,096,938	9/28/22	(13,523)
Mexican Peso	7,076,806	USD	346,946	BNP	350,411	9/15/22	3,465
Mexican Peso	4,007,000	USD	191,516	GSC	198,408	9/15/22	6,892
Norwegian Krone	17,823,749	USD	1,833,226	UBS	1,793,152	9/2/22	(40,074)
Peruvian Sol	335,064	USD	82,081	BNP	86,784	10/5/22	4,703
Polish Zloty	150,000	USD	32,068	GSC	31,661	10/17/22	(407)
Singapore Dollar	1,242,000	USD	890,355	GSC	888,835	9/8/22	(1,520)
Singapore Dollar	1,072,000	USD	766,549	GSC	767,175	9/8/22	626
South African Rand	2,176,601	USD	140,791	SCB	126,978	9/12/22	(13,813)
South African Rand	1,729,118	USD	100,491	UBS	100,561	10/14/22	70
South African Rand	2,386,858	USD	151,915	DUB	138,089	12/12/22	(13,826)
Swiss Franc	396,000	USD	418,011	BOA	405,156	9/2/22	(12,855)
Thai Baht	20,226,021	USD	571,034	BNP	554,867	11/7/22	(16,167)
Thai Baht	2,740,765	USD	76,976	BNP	75,189	11/7/22	(1,787)

							(127,786)

Contracts to Sell:
Australian Dollar	59,000	USD	41,113	DUB	40,371	9/2/22	742
Australian Dollar	55,598	USD	38,626	HSBC	38,043	9/2/22	583
Australian Dollar	71,000	USD	50,452	SCB	48,582	9/2/22	1,870
Australian Dollar	91,000	USD	63,280	SCB	62,267	9/2/22	1,013
Australian Dollar	99,000	USD	68,034	UBS	67,740	9/2/22	294
Australian Dollar	267,022	USD	185,491	SCB	182,805	10/4/22	2,686
Australian Dollar	108,576	USD	74,455	UBS	74,332	10/4/22	123

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Brazilian Real	1,714,871	USD	327,766	DUB	$329,780	9/2/22	$(2,014)
Brazilian Real	1,714,871	USD	331,120	GSC	329,780	9/2/22	1,340
British Pound	74,000	USD	89,259	BCLY	85,962	9/2/22	3,297
British Pound	45,000	USD	52,984	BNP	52,274	9/2/22	710
British Pound	117,000	USD	141,957	BOA	135,913	9/2/22	6,044
British Pound	110,000	USD	134,646	BOA	127,781	9/2/22	6,865
British Pound	9,643,925	USD	11,741,768	HSBC	11,202,872	9/2/22	538,896
British Pound	48,000	USD	58,108	JPM	55,759	9/2/22	2,349
British Pound	612,000	USD	747,089	JPM	710,930	9/2/22	36,159
British Pound	1,218,264	USD	1,472,073	SOG	1,415,197	9/2/22	56,876
British Pound	11,641,189	USD	13,544,791	UBS	13,531,467	10/4/22	13,324
Canadian Dollar	350,000	USD	273,939	BOA	266,535	9/2/22	7,404
Canadian Dollar	69,000	USD	53,002	JPM	52,545	9/2/22	457
Canadian Dollar	291,000	USD	226,195	SCB	221,605	9/2/22	4,590
Canadian Dollar	92,000	USD	71,634	UBS	70,060	9/2/22	1,574
Canadian Dollar	1,091,288	USD	854,150	BOA	830,748	11/10/22	23,402
Chinese Offshore Renminbi	2,081,443	USD	307,908	BNP	301,420	9/8/22	6,488
Chinese Offshore Renminbi	793,765	USD	117,607	BNP	114,948	9/8/22	2,659
Chinese Offshore Renminbi	4,183,502	USD	619,136	SCB	605,826	9/8/22	13,310
Chinese Offshore Renminbi	1,656,197	USD	239,695	BNP	239,950	10/17/22	(255)
Chinese Offshore Renminbi	974,815	USD	151,000	BNP	141,968	3/15/23	9,032
Chinese Offshore Renminbi	2,538,712	USD	393,000	GSC	369,728	3/15/23	23,272
Chinese Offshore Renminbi	1,232,086	USD	183,592	HSBC	179,835	5/10/23	3,757
Chinese Offshore Renminbi	7,432,881	USD	1,149,000	BOA	1,085,291	5/19/23	63,709
Chinese Offshore Renminbi	814,716	USD	126,000	DUB	118,958	5/19/23	7,042
Danish Krone	16,279,860	USD	2,224,830	BNP	2,199,446	9/1/22	25,384
Danish Krone	410,000	USD	56,444	BNP	55,392	9/1/22	1,052
Danish Krone	640,000	USD	87,732	BOA	86,465	9/1/22	1,267
Danish Krone	12,186,777	USD	1,667,012	BOA	1,646,461	9/1/22	20,551
Danish Krone	10,974,854	USD	1,483,730	BOA	1,485,796	10/3/22	(2,066)
Danish Krone	17,514,499	USD	2,367,400	BOA	2,371,145	10/3/22	(3,745)
Euro	580,000	USD	591,347	BCLY	582,784	9/2/22	8,563
Euro	522,000	USD	518,284	BOA	524,505	9/2/22	(6,221)
Euro	3,323,000	USD	3,407,897	BOA	3,338,951	9/2/22	68,946
Euro	18,213,764	USD	18,623,483	HSBC	18,301,189	9/2/22	322,294
Euro	1,040,000	USD	1,059,089	SCB	1,044,992	9/2/22	14,097
Euro	818,000	USD	821,219	SCB	821,926	9/2/22	(707)
Euro	22,795,764	USD	22,940,150	SOG	22,955,049	10/4/22	(14,899)
Israeli New Shekel	1,597,765	USD	459,696	DUB	480,121	9/13/22	(20,425)
Israeli New Shekel	269,798	USD	78,025	HSBC	81,073	9/13/22	(3,048)
Israeli New Shekel	2,599,740	USD	842,035	GSC	783,046	11/2/22	58,989
Israeli New Shekel	300,000	USD	96,844	GSC	90,360	11/2/22	6,484
Israeli New Shekel	300,000	USD	96,923	GSC	90,361	11/2/22	6,562
Israeli New Shekel	2,500,000	USD	789,540	DUB	754,737	12/7/22	34,803
Israeli New Shekel	400,080	USD	129,728	JPM	120,782	12/7/22	8,946
Israeli New Shekel	1,293,890	USD	391,898	BNP	391,991	2/8/23	(93)
Israeli New Shekel	3,776,060	USD	1,154,792	HSBC	1,145,378	3/2/23	9,414
Israeli New Shekel	1,785,600	USD	544,274	BOA	542,559	4/5/23	1,715
Israeli New Shekel	3,874,650	USD	1,163,733	JPM	1,177,321	4/5/23	(13,588)
Japanese Yen	31,800,000	USD	240,915	BOA	228,934	9/2/22	11,981
Japanese Yen	1,226,835,929	USD	9,227,612	BOA	8,832,194	9/2/22	395,418
Japanese Yen	1,289,568,065	USD	9,459,249	DUB	9,283,813	9/2/22	175,436

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Japanese Yen	451,900,000	USD	3,261,335	SCB	$3,253,303	9/2/22	$8,032
Japanese Yen	227,300,000	USD	1,643,891	SCB	1,636,371	9/2/22	7,520
Japanese Yen	133,000,000	USD	990,655	BCLY	958,195	9/12/22	32,460
Japanese Yen	50,000,000	USD	373,212	SCB	360,223	9/12/22	12,989
Japanese Yen	1,790,000,000	USD	13,402,207	HSBC	12,904,834	9/20/22	497,373
Japanese Yen	360,000,000	USD	2,680,702	BCLY	2,598,289	10/3/22	82,413
Japanese Yen	2,998,459,866	USD	21,670,789	JPM	21,643,257	10/4/22	27,532
Japanese Yen	480,000,000	USD	3,556,880	BCLY	3,466,899	10/11/22	89,981
Japanese Yen	690,000,000	USD	5,057,891	BCLY	4,983,668	10/11/22	74,223
Japanese Yen	780,000,000	USD	5,652,383	BCLY	5,636,778	10/17/22	15,605
Japanese Yen	230,000,000	USD	1,683,548	HSBC	1,663,183	10/24/22	20,365
Japanese Yen	680,000,000	USD	5,099,011	RBS	4,920,364	10/31/22	178,647
Japanese Yen	180,000,000	USD	1,362,388	BCLY	1,303,394	11/7/22	58,994
Japanese Yen	280,000,000	USD	2,115,427	BCLY	2,029,003	11/14/22	86,424
Japanese Yen	70,000,000	USD	517,708	BCLY	507,627	11/21/22	10,081
Japanese Yen	70,000,000	USD	516,477	HSBC	508,003	11/28/22	8,474
Malaysian Ringgit	15,081,318	USD	3,591,389	BNP	3,370,380	9/28/22	221,009
Malaysian Ringgit	1,388,882	USD	315,261	SCB	310,388	9/28/22	4,873
Mexican Peso	4,217,163	USD	211,640	UBS	209,102	9/8/22	2,538
Mexican Peso	7,858,000	USD	377,073	DUB	385,832	10/27/22	(8,759)
New Zealand Dollar	84,000	USD	51,909	DUB	51,400	9/2/22	509
New Zealand Dollar	65,000	USD	40,194	GSC	39,773	9/2/22	421
New Zealand Dollar	149,000	USD	91,128	BNP	91,169	10/4/22	(41)
Norwegian Krone	1,010,000	USD	106,165	JPM	101,610	9/2/22	4,555
Peruvian Sol	4,791,317	USD	1,203,425	GSC	1,233,145	12/6/22	(29,720)
Polish Zloty	250,000	USD	52,063	BCLY	52,769	10/17/22	(706)
Singapore Dollar	2,017,064	USD	1,458,639	BNP	1,443,508	9/8/22	15,131
Singapore Dollar	83,000	USD	59,368	GSC	59,399	9/8/22	(31)
Singapore Dollar	313,000	USD	227,269	JPM	223,997	9/8/22	3,272
Swiss Franc	66,000	USD	68,859	BOA	67,527	9/2/22	1,332
Swiss Franc	57,000	USD	59,535	UBS	58,318	9/2/22	1,217
Thai Baht	24,027,529	USD	671,830	UBS	659,155	11/7/22	12,675

							3,384,096

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$3,256,310

At August 31, 2022, International Fixed Income Fund held the following OTC Total Return Swap Contracts:

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Financing Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Appreciation
iBoxx Investment Grade Index	SOFR	3.514%	PAM*	12/20/22	GSC	USD	3,800,000	$14,169	$4,277	$9,892
iBoxx Investment Grade Index	3-Month USD-LIBOR	2.935%	PAM	9/20/22	BNP	USD	4,000,000	671,793	1,071	670,722

								$685,962	$5,348	$680,614

*	PAM — paid at maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2022, International Fixed Income Fund held the following OTC Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Counterparty	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Thai Overnight Repurchase Rate	2.000%	9/21/24	3-Month	BOA	THB	36,000,000	$27	$(1,535)	$1,562
Receive	Thai Overnight Repurchase Rate	2.000%	9/21/24	3-Month	GSC	THB	107,700,000	81	(11,338)	11,419
Receive	Thai Overnight Repurchase Rate	1.750%	9/21/24	3-Month	SCB	THB	28,000,000	3,792	1,321	2,471
Receive	Thai Overnight Repurchase Rate	2.000%	9/21/24	3-Month	SCB	THB	75,200,000	57	(8,387)	8,444
Receive	Thai Overnight Repurchase Rate	2.000%	9/21/27	3-Month	SCB	THB	93,000,000	33,617	789	32,828
Receive	Thai Overnight Repurchase Rate	2.250%	9/21/27	3-Month	SCB	THB	8,500,000	329	(5,191)	5,520
Receive	Thai Overnight Repurchase Rate	2.250%	9/21/27	3-Month	SCB	THB	24,400,000	945	(3,921)	4,866
Receive	3-Month MYR-LIBOR	3.250%	3/16/32	3-Month	BOA	MYR	5,200,000	64,896	16,482	48,414
Receive	3-Month MYR-LIBOR	3.500%	9/21/27	3-Month	BOA	MYR	5,100,000	10,437	3,170	7,267
Receive	3-Month MYR-LIBOR	3.500%	3/16/32	3-Month	BOA	MYR	100,000	754	(17)	771
Receive	3-Month MYR-LIBOR	3.500%	9/21/27	3-Month	GSC	MYR	600,000	1,228	179	1,049
Receive	3-Month MYR-LIBOR	3.500%	9/21/27	3-Month	SCB	MYR	1,500,000	3,070	1,129	1,941
Receive	3-Month MYR-LIBOR	3.500%	3/16/32	3-Month	SCB	MYR	400,000	3,016	(1,240)	4,256
Pay	6-Month Thailand Fixing Rate	3.250%	6/15/32	6-Month	BNP	THB	14,500,000	24,533	2,281	22,252
Pay	6-Month Thailand Fixing Rate	2.750%	9/21/32	6-Month	BOA	THB	9,700,000	2,177	(260)	2,437
Pay	6-Month Thailand Fixing Rate	3.250%	6/15/32	6-Month	BOA	THB	400,000	676	60	616
Pay	6-Month Thailand Fixing Rate	2.500%	9/21/32	6-Month	GSC	THB	22,700,000	(8,597)	(3,793)	(4,804)
Pay	6-Month Thailand Fixing Rate	3.250%	6/15/32	6-Month	GSC	THB	3,400,000	5,752	608	5,144

								$146,790	$(9,663)	$156,453

At August 31, 2022, International Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency		Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.000%	12/15/26	12-Month		JPY	90,000,000	$(4,488)	$(3,627)	$(861)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.000%	3/17/31	6-Month		JPY	580,000,000	(146,277)	(20,750)	(125,527)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.050%	12/15/31	12-Month		JPY	270,000,000	(58,884)	(65,996)	7,112
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.200%	6/19/29	6-Month		JPY	410,000,000	(26,016)	55,540	(81,556)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.250%	3/15/32	12-Month		JPY	50,000,000	(4,515)	(1,479)	(3,036)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.400%	12/15/51	12-Month		JPY	67,000,000	(74,039)	(28,522)	(45,517)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.450%	12/15/51	12-Month		JPY	140,000,000	(141,360)	(147,394)	6,034
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.700%	3/15/52	12-Month		JPY	40,000,000	(21,796)	(4,225)	(17,571)
Receive	Bank of Japan Uncollateralised Overnight Call Rate	0.400%	6/19/39	6-Month		JPY	80,000,000	34,043	(20,457)	54,500
Receive	China 7-Day Reverse Repo Index	2.500%	9/15/26	3-Month		CNY	15,400,000	(28,175)	14,710	(42,885)
Receive	China 7-Day Reverse Repo Index	2.500%	6/15/27	3-Month		CNY	4,800,000	(6,759)	65	(6,824)
Receive	China 7-Day Reverse Repo Index	2.500%	9/21/27	3-Month		CNY	4,800,000	(5,003)	3,245	(8,248)
Receive	China 7-Day Reverse Repo Index	2.750%	9/15/26	3-Month		CNY	13,500,000	(46,798)	(10,868)	(35,930)
Pay	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	5.750%	3/15/24	PAM	*	INR	179,850,000	(18,688)	(23,255)	4,567

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	6.250%	9/21/23	PAM	INR	547,000,000	$(10,721)	$(1,728)	$(8,993)
Pay	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	6.250%	9/21/24	6-Month	INR	90,300,000	(3,490)	210	(3,700)
Pay	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	6.500%	9/21/24	6-Month	INR	147,776,000	2,853	(10,963)	13,816
Pay	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	6.750%	9/21/24	6-Month	INR	244,600,000	18,898	1,140	17,758
Receive	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	5.750%	3/16/27	6-Month	INR	231,500,000	60,555	117,983	(57,428)
Receive	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	6.250%	3/16/32	6-Month	INR	22,000,000	5,782	15,809	(10,027)
Receive	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	6.500%	9/21/27	6-Month	INR	69,000,000	(98)	2,830	(2,928)
Receive	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	7.000%	9/21/27	6-Month	INR	61,800,000	(16,347)	(4,117)	(12,230)
Pay	Korean Won Certificate of Deposit	3.000%	9/21/27	3-Month	KRW	4,841,800,000	(110,395)	(9,648)	(100,747)
Pay	Singapore Overnight Index Average	2.500%	9/21/27	6-Month	SGD	2,300,000	(33,367)	(11,380)	(21,987)
Pay	Singapore Overnight Index Average	2.500%	9/21/32	6-Month	SGD	800,000	(17,696)	2,429	(20,125)
Pay	Singapore Overnight Index Average	2.750%	6/15/27	6-Month	SGD	700,000	(3,145)	(1,267)	(1,878)
Pay	Singapore Overnight Index Average	2.750%	9/21/27	6-Month	SGD	3,599,000	(22,575)	(11,552)	(11,023)
Pay	Singapore Overnight Index Average	3.000%	6/15/27	6-Month	SGD	1,600,000	6,099	(3,061)	9,160
Pay	SOFR	2.886%	5/15/32	12-Month	USD	14,500,000	(104,372)	140,907	(245,279)
Pay	SOFR	2.968%	6/30/24	12-Month	USD	10,400,000	(118,005)	—	(118,005)
Pay	SOFR	1.000%	6/15/29	12-Month	USD	400,000	(50,017)	(21,801)	(28,216)
Pay	SOFR	1.250%	12/15/28	12-Month	USD	3,000,000	(294,903)	11,605	(306,508)
Pay	SOFR	1.500%	6/15/52	12-Month	USD	700,000	(171,231)	(19,768)	(151,463)
Pay	SOFR	1.695%	11/15/31	12-Month	USD	3,700,000	(379,703)	(6,181)	(373,522)
Pay	SOFR	1.750%	6/15/52	12-Month	USD	1,900,000	(368,770)	(328,725)	(40,045)
Pay	SOFR	1.888%	3/22/29	12-Month	USD	800,000	(51,368)	—	(51,368)
Pay	SOFR	2.175%	4/21/29	12-Month	USD	800,000	(38,319)	—	(38,319)
Receive	SOFR	1.750%	6/15/24	12-Month	USD	5,000,000	160,884	136,204	24,680
Receive	SOFR	1.750%	6/15/29	12-Month	USD	700,000	52,669	45,421	7,248
Receive	SOFR	2.730%	4/30/29	12-Month	USD	3,200,000	56,949	—	56,949
Receive	SOFR	2.817%	4/30/29	12-Month	USD	5,800,000	73,268	—	73,268
Receive	SOFR	2.819%	4/30/29	12-Month	USD	900,000	11,292	—	11,292
Receive	SOFR	2.965%	11/30/26	12-Month	USD	14,500,000	132,401	3,417	128,984
Receive	SOFR	0.500%	6/15/24	12-Month	USD	2,000,000	113,252	19,350	93,902
Receive	SOFR	1.000%	12/15/26	12-Month	USD	1,000,000	85,186	3,719	81,467
Receive	SOFR	1.000%	6/15/27	12-Month	USD	1,600,000	153,914	58,831	95,083
Receive	SOFR	1.320%	12/21/23	PAM	USD	96,400,000	2,357,799	930,714	1,427,085
Receive	SOFR	1.750%	6/15/27	12-Month	USD	6,700,000	411,663	273,917	137,746
Receive	SOFR	1.750%	6/15/32	12-Month	USD	3,625,000	374,280	324,333	49,947
Receive	SOFR	1.850%	4/21/24	PAM	USD	13,000,000	234,765	144,162	90,603
Receive	SOFR	2.117%	3/31/24	12-Month	USD	3,200,000	73,821	—	73,821
Receive	SOFR	2.209%	3/31/24	12-Month	USD	1,700,000	36,575	—	36,575

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	Sterling Overnight Index Average	0.010%	2/7/23	PAM	GBP	4,800,000	$(98,507)	$—	$(98,507)
Pay	Sterling Overnight Index Average	0.500%	9/21/24	12-Month	GBP	1,300,000	(99,647)	(70,935)	(28,712)
Pay	Sterling Overnight Index Average	0.500%	9/21/27	12-Month	GBP	1,300,000	(198,941)	(107,109)	(91,832)
Pay	Sterling Overnight Index Average	0.750%	9/21/32	12-Month	GBP	3,000,000	(669,658)	(463,765)	(205,893)
Pay	Sterling Overnight Index Average	0.750%	9/21/52	12-Month	GBP	500,000	(224,490)	(190,508)	(33,982)
Pay	Swiss Average Rate Overnight Index	(0.500)%	9/15/26	12-Month	CHF	2,400,000	(170,145)	(3,087)	(167,058)
Pay	Swiss Average Rate Overnight Index	0.283%	2/14/27	12-Month	CHF	600,000	(25,320)	—	(25,320)
Pay	Swiss Average Rate Overnight Index	0.294%	2/10/27	12-Month	CHF	800,000	(33,097)	(22,343)	(10,754)
Pay	Swiss Average Rate Overnight Index	0.295%	2/17/27	12-Month	CHF	300,000	(12,531)	—	(12,531)
Pay	Swiss Average Rate Overnight Index	0.300%	2/15/27	12-Month	CHF	600,000	(24,808)	—	(24,808)
Pay	Swiss Average Rate Overnight Index	0.343%	5/16/27	12-Month	CHF	400,000	(18,044)	—	(18,044)
Pay	Swiss Average Rate Overnight Index	0.368%	6/15/27	12-Month	CHF	2,900,000	(132,632)	(6,662)	(125,970)
Pay	3-Month Canadian Bank Bill	1.220%	3/3/25	6-Month	CAD	2,000,000	(104,077)	(380)	(103,697)
Pay	3-Month Canadian Bank Bill	1.250%	6/16/31	6-Month	CAD	1,500,000	(203,128)	(135,835)	(67,293)
Pay	3-Month Canadian Bank Bill	1.500%	6/17/30	6-Month	CAD	2,200,000	(238,557)	(27,393)	(211,164)
Pay	3-Month Canadian Bank Bill	1.585%	7/19/31	6-Month	CAD	800,000	(93,562)	(53,520)	(40,042)
Pay	3-Month Canadian Bank Bill	1.713%	10/2/29	6-Month	CAD	700,000	(61,827)	2,504	(64,331)
Pay	3-Month Canadian Bank Bill	1.900%	12/18/29	6-Month	CAD	800,000	(65,599)	12,573	(78,172)
Pay	3-Month FRA New Zealand Bank Bill	3.000%	11/1/23	3-Month	NZD	3,900,000	(30,709)	1,323	(32,032)
Pay	3-Month FRA New Zealand Bank Bill	3.000%	12/15/23	3-Month	NZD	4,400,000	(37,446)	(779)	(36,667)
Pay	3-Month FRA New Zealand Bank Bill	3.750%	6/15/27	3-Month	NZD	1,800,000	(16,162)	(18,296)	2,134
Pay	3-Month FRA New Zealand Bank Bill	4.000%	6/14/24	3-Month	NZD	10,100,000	(30,504)	(22,659)	(7,845)
Pay	3-Month SEK-STIBOR-SIDE	0.500%	6/19/24	3-Month	SEK	4,800,000	(20,110)	6,261	(26,371)
Pay	3-Month USD-LIBOR	0.500%	6/16/28	3-Month	USD	500,000	(76,235)	(21,371)	(54,864)
Pay	3-Month USD-LIBOR	1.500%	12/15/28	3-Month	USD	3,100,000	(321,859)	55,638	(377,497)
Pay	3-Month USD-LIBOR	1.518%	1/20/29	3-Month	USD	100,000	(10,483)	—	(10,483)
Pay	3-Month USD-LIBOR	1.545%	1/20/29	3-Month	USD	900,000	(92,923)	—	(92,923)
Pay	3-Month USD-LIBOR	1.630%	1/26/29	3-Month	USD	200,000	(19,648)	—	(19,648)
Receive	3-Month USD-LIBOR	0.250%	3/30/23	3-Month	USD	1,200,000	26,404	122	26,282
Receive	3-Month USD-LIBOR	0.400%	3/30/26	3-Month	USD	850,000	91,108	17,606	73,502
Receive	3-Month USD-LIBOR	0.750%	6/16/31	3-Month	USD	200,000	38,812	11,329	27,483
Receive	3-Month USD-LIBOR	1.250%	12/15/26	3-Month	USD	2,400,000	213,312	(29,693)	243,005
Receive	3-Month USD-LIBOR	1.270%	11/4/23	3-Month	USD	15,900,000	436,093	172,750	263,343
Receive	3-Month USD-LIBOR	1.298%	8/25/24	3-Month	USD	1,400,000	67,871	(30,011)	97,882
Receive	3-Month USD-LIBOR	1.305%	8/21/23	3-Month	USD	2,000,000	49,662	(40,806)	90,468
Receive	3-Month USD-LIBOR	1.750%	12/15/31	3-Month	USD	200,000	24,129	(7,578)	31,707
Pay	6-Month Australian Bank Bill	4.500%	9/15/32	6-Month	AUD	3,400,000	16,517	15,628	889
Pay	6-Month EURIBOR	(0.500)%	9/21/24	6-Month	EUR	10,600,000	(571,656)	(914,042)	342,386
Pay	6-Month EURIBOR	(0.250)%	9/21/27	6-Month	EUR	24,200,000	(2,921,247)	(2,631,689)	(289,558)
Pay	6-Month EURIBOR	0.250%	9/21/32	6-Month	EUR	4,830,000	(948,741)	(1,218,979)	270,238
Pay	6-Month EURIBOR	0.550%	8/10/24	6-Month	EUR	200,000	(5,847)	—	(5,847)
Pay	6-Month EURIBOR	0.650%	4/12/27	6-Month	EUR	500,000	(32,918)	—	(32,918)
Pay	6-Month EURIBOR	0.650%	5/11/27	6-Month	EUR	300,000	(20,283)	—	(20,283)
Pay	6-Month EURIBOR	0.700%	4/11/27	6-Month	EUR	200,000	(12,685)	—	(12,685)
Pay	6-Month EURIBOR	1.000%	5/13/27	6-Month	EUR	500,000	(25,402)	—	(25,402)
Pay	6-Month EURIBOR	2.250%	9/21/37	6-Month	EUR	4,450,000	(141,059)	211,915	(352,974)
Pay	6-Month EURIBOR	2.250%	9/21/42	6-Month	EUR	2,310,000	(42,583)	176,898	(219,481)
Receive	6-Month EURIBOR	0.054%	5/27/50	6-Month	EUR	50,000	18,679	6,520	12,159
Receive	6-Month EURIBOR	0.064%	11/17/52	6-Month	EUR	100,000	44,200	11,996	32,204
Receive	6-Month EURIBOR	0.500%	9/21/52	6-Month	EUR	745,000	257,585	198,898	58,687
Pay	28-Day MXN TIIE Banxico	4.870%	7/7/25	28-Day	MXN	31,300,000	(172,386)	(90,196)	(82,190)

							$(4,661,456)	$(3,655,898)	$(1,005,558)

*	PAM — paid at maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Maturity Date	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	3/7/24	USD	1,100,000	$(49)	$18	$(67)
1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	4/27/23	USD	4,600,000	20	(1,135)	1,155
1-Month USD-LIBOR + 0.086%	3-Month USD-LIBOR	4/12/23	USD	3,100,000	(1,328)	(2,444)	1,116
1-Month USD-LIBOR + 0.102%	3-Month USD-LIBOR	10/4/24	USD	2,600,000	(148)	115	(263)
1-Month USD-LIBOR + 0.105%	3-Month USD-LIBOR	9/27/24	USD	1,700,000	(20)	(77)	57

					$(1,525)	$(3,523)	$1,998

At August 31, 2022, International Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Payment (Received)	Unrealized Depreciation
Pay	10-Year GBP Inflation Linked	3.740%	3/15/31	GBP	300,000	$(69,550)	$(2,630)	$(66,920)
Pay	10-Year GBP Inflation Linked	3.700%	4/15/31	GBP	450,000	(108,214)	(9,516)	(98,698)

						$(177,764)	$(12,146)	$(165,618)

At August 31, 2022, International Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Sovereign Issues — Buy Protection (1)

Reference Obligation & Ratings†	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/22 (2)	Notional Amount		Market Value	Upfront Payment (Received)	Unrealized Appreciation
China Government International Bonds, A+	(1.000)%	6/20/23	3-Month	BCLY	0.298%	USD	200,000	$(1,524)	$(3,815)	$2,291
China Government International Bonds, A+	(1.000)%	6/20/23	3-Month	GSC	0.298%	USD	500,000	(3,809)	(9,653)	5,844
South Korea International Bonds, AA	(1.000)%	6/20/23	3-Month	BCLY	0.204%	USD	600,000	(5,024)	(15,056)	10,032
South Korea International Bonds, AA	(1.000)%	6/20/23	3-Month	BNP	0.204%	USD	400,000	(3,350)	(9,884)	6,534
South Korea International Bonds, AA	(1.000)%	6/20/23	3-Month	HSBC	0.204%	USD	200,000	(1,675)	(4,989)	3,314
South Korea International Bonds, AA	(1.000)%	6/20/23	3-Month	JPM	0.204%	USD	400,000	(3,349)	(9,580)	6,231

								$(18,731)	$(52,977)	$34,246

†	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

OTC Credit Default Swaps on Sovereign Issue — Sell Protection (4)

Reference Obligation & Ratings†	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/22 (2)	Notional Amount		Market Value	Upfront Payment (Received)	Unrealized Appreciation
Republic of Italy Government International Bonds, BBB	1.000%	6/20/25	3-Month	BCLY	1.118%	USD	300,000	$(326)	$(7,348)	$7,022

†	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation & Ratings	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/22 (2)	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation
Markit CDX North America High Yield Series 35 5-Year Index, NR	(5.000)%	12/20/25	3-Month	4.719%	USD	198,000	$(3,579)	$(19,303)	$15,724
Markit CDX North America High Yield Series 36 5-Year Index, NR	(5.000)%	6/20/26	3-Month	4.841%	USD	297,000	(4,511)	(29,168)	24,657
Markit CDX North America Investment Grade Series 38 10-Year Index, NR	(1.000)%	6/20/32	3-Month	1.281%	USD	1,300,000	25,732	20,052	5,680
Markit iTraxx Europe Series 31 10-Year Index, NR	(1.000)%	6/20/29	3-Month	1.352%	EUR	9,600,000	183,697	(218,575)	402,272

							$201,339	$(246,994)	$448,333

Centrally Cleared — Credit Default Swaps on Corporate Issues and Indexes — Sell Protection (4)

Reference Obligation & Ratings†	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/22 (2)	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Credit Co. LLC, BB+	5.000%	6/20/25	3-Month	2.519%	USD	200,000	$14,737	$7,947	$6,790
Jaguar Land Rover Automotive PLC, B+	5.000%	6/20/26	3-Month	9.785%	EUR	200,000	(24,996)	12,873	(37,869)
Markit CDX North America Investment Grade Series 38 5-Year Index, NR	1.000%	6/20/27	3-Month	0.922%	USD	7,400,000	39,852	98,349	(58,497)
Rolls-Royce PLC, BB-	1.000%	6/20/26	3-Month	4.071%	EUR	200,000	(20,317)	(15,002)	(5,315)
Shell International Finance BV, A+	1.000%	12/20/26	3-Month	0.654%	EUR	200,000	3,269	6,963	(3,694)

							$12,545	$111,130	$(98,585)

†	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2022, International Fixed Income Fund held the following OTC Cross-Currency Swap Contracts:

Counterparty Pay	Counterparty Receive	Maturity Date	Counterparty	Notional Amount of Currency Received (6)		Notional Amount of Currency Delivered (6)		Market Value	Upfront Payment (Received)	Unrealized Depreciation

Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency delivered	8/1/29	GSC	USD	1,449,000	AUD	2,100,000	$(9,733)	$(3,920)	$(5,813)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amounts to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

At August 31, 2022, International Fixed Income Fund deposited cash collateral with brokers in the amount of $2,528,000 for open centrally cleared swap contracts.

At August 31, 2022, International Fixed Income Fund had cash collateral from brokers in the amount of $3,600,000 for open OTC swap contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	BOA	— Bank of America
CHF	— Swiss Franc	DUB	— Deutsche Bank AG
CNY	— China Yuan Renminbi	GSC	— Goldman Sachs & Co.
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	RBS	— Royal Bank of Scotland PLC
HKD	— Hong Kong Dollar	SCB	— Standard Chartered Bank
ILS	— Israeli New Shekel	SOG	— Societe Generale SA
INR	— Indian Rupee	UBS	— UBS Securities LLC
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

MUNICIPAL BONDS — 94.4%

Alaska — 0.2%
		Northern Tobacco Securitization Corp., Revenue Bonds:
$105,000	BBB+	Series A, 4.000% due 6/1/50	$93,515
5,000	BBB+	Series B1, 0.500% due 6/1/31	4,985
80,000	BBB-	Series B1, 4.000% due 6/1/50	81,305

		Total Alaska	179,805

Arizona — 4.5%
530,000	BB	Arizona Industrial Development Authority, Revenue Bonds, Somerset Academy of Las Vegas – Aliante and Skye Canyon Campus Projects, 3.000% due 12/15/31(a)	458,807
2,815,000	A+	Chandler Industrial Development Authority, Revenue Bonds, Variable AMT Intel Corp., 5.000% due 6/1/49(b)(c)	2,906,626
150,000	NR	Industrial Development Authority of the County of Pima (The), Revenue Bonds, Imagine East Mesa Charter School, 3.250% due 7/1/24(a)	148,028
400,000	BB+	Maricopa County Industrial Development Authority, Revenue Bonds, Paradise School Project Paragon Management Inc., 4.000% due 7/1/26(a)	395,923

		Total Arizona	3,909,384

California — 19.3%
195,000	NR	California Community Housing Agency, Revenue Bonds, 4.000% due 8/1/51(a)	132,547
		California County Tobacco Securitization Agency, Revenue Bonds:
10,615,000	NR	zero coupon due 6/1/55	685,055
335,000	A	Merced County Tobacco Funding Corp., 5.000% due 6/1/31	369,556
500,000	A+	California Health Facilities Financing Authority, Revenue Bonds, Providence St. Joseph Health, 3.000% due 10/1/47	369,897
		California School Finance Authority, Revenue Bonds:
640,000	BBB	Aspire Public School Obligation Group, 5.000% due 8/1/32(a)	677,169
250,000	NR	iLead Lancaster Holdings LLC, Series A, 4.000% due 6/1/31(a)	238,243
1,000,000	A+	California State Public Works Board, Revenue Bonds, Series D, 4.000% due 5/1/47	972,219
15,750,000	NR	California Statewide Financing Authority, Revenue Bonds, Capital Appreciation Turbo Pooled Program, Series D, zero coupon due 6/1/55(a)	768,138
165,000	AAA	City & County of San Francisco, CA, GO, Series R1, 5.000% due 6/15/32	197,722
1,000,000	AA-	City of Los Angeles Department of Airports, Revenue Bonds, AMT, 3.250% due 5/15/49(c)	790,655
440,000	NR	CMFA Special Finance Agency VIII, Revenue Bonds, 3.000% due 8/1/56(a)	312,142
1,565,000	AA+	County of Los Angeles Public Works Financing Authority, Revenue Bonds, Green Bond, LACMA Building for the Permanent Collection Project,, 3.000% due 12/1/50	1,222,482
		CSCDA Community Improvement Authority, Revenue Bonds:
805,000	NR	3.250% due 4/1/57(a)	602,009
100,000	NR	3.250% due 5/1/57(a)	74,895
140,000	NR	4.000% due 10/1/56(a)	124,949
125,000	NR	4.000% due 12/1/56(a)	98,133
285,000	NR	4.000% due 12/1/58(a)	228,271
100,000	NR	4.000% due 12/1/59(a)	72,178
210,000	NR	Golden State Tobacco Securitization Corp., Revenue Bonds, Series B2, zero coupon due 6/1/66	24,835
500,000	Aa3(d)	Livermore Valley Joint Unified School District, GO, 4.000% due 8/1/46	484,883
		Los Angeles Department of Water & Power, Revenue Bonds:
500,000	Aa2(d)	Series A, 5.000% due 7/1/47	545,141
1,000,000	Aa2(d)	Series B, 5.000% due 7/1/47	1,106,042
1,350,000	AA	Orange Unified School District, GO, 5.000% due 8/1/35	1,558,305
1,000,000	AA-	Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, 5.000% due 5/15/47	1,098,899
595,000	AA	Riverside County Public Financing Authority, Tax Allocation, Series A, 4.000% due 10/1/40	586,098
500,000	A2(d)	San Diego County Regional Airport Authority, Revenue Bonds, Series A, 4.000% due 7/1/56	462,201
500,000	A+	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, AMT, Series 2020, 4.000% due 5/1/39(c)	479,625
475,000	Aa2(d)	Sonoma Valley Unified School District, GO, 4.000% due 8/1/38	478,292

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

California — 19.3% — (continued)
		State of California, GO:
$850,000	AA-	5.000% due 4/1/42	$918,616
1,020,000	AA-	5.000% due 8/1/28	1,116,890

		Total California	16,796,087

Colorado — 2.6%
750,000	A+	City & County of Denver, CO, Airport System Revenue, Revenue Bonds, AMT, Series A, 5.000% due 11/15/30(c)	808,310
1,435,000	AA+	City of Colorado Springs, CO, Utilities System Revenue, Revenue Bonds, System Improvement, Series B2, 5.000% due 11/15/38	1,472,200

		Total Colorado	2,280,510

District of Columbia — 1.2%
2,075,000	WD(e)	District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Capital Appreciation Asset-Backed, Series B, zero coupon due 6/15/46	386,649.00
700,000	AA-	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds, AMT, Series A, 4.000% due 10/1/36(c)	680,740

		Total District of Columbia	1,067,389

Florida — 7.2%
1,000,000	A	Brevard County Health Facilities Authority, Revenue Bonds, Health First Obligated Group, 5.000% due 4/1/47	1,070,467
665,000	AA+	Broward County, FL, Water & Sewer Utility Revenue, Revenue Bonds, Series A, 4.000% due 10/1/47	640,220
225,000	Baa3(d)	Capital Projects Finance Authority, FL, Revenue Bonds, Florida University Project, Series A1, 5.000% due 10/1/26	233,558
		Capital Trust Agency Inc., Revenue Bonds:
500,000	NR	Educational Growth Fund LLC Charter School Portfolio Projects, Series A1, 3.375% due 7/1/31(a)	443,861
100,000	Ba1(d)	Viera Charter Schools Inc. Project, Series A, 4.000% due 10/15/29(a)	98,293
2,500,000	NR	Wonderful Foundations Charter, zero coupon due 1/1/60	167,112
1,400,000	A+	City of Cape Coral, FL, Water & Sewer Revenue, Revenue Bonds, 5.000% due 10/1/39	1,503,279
190,000	NR	Finley Woods Community Development District, Special Assessment, Area One, 3.150% due 5/1/25	184,545
		Florida Development Finance Corp., Revenue Bonds:
190,000	NR	AMT, Waste Pro USA Inc. Project, 5.000% due 5/1/29(a)(c)	187,764
100,000	BBB	Mater Academy Project, Series A, 5.000% due 6/15/56	101,124
45,000	NR	Harbor Bay Community Development District, Special Assessment, Area One, Series A2, 3.100% due 5/1/24	44,415
275,000	NR	Lakewood Ranch Stewardship District, Special Assessment, Isles Lakewood Ranch Project, 3.875% due 5/1/29	267,375
1,000,000	A+	Orange County Health Facilities Authority, Revenue Bonds, Orlando Health Obligated Group, 4.000% due 10/1/52	905,839
310,000	NR	Seminole County Industrial Development Authority, Revenue Bonds, Legacy Pointe at UCF Project, 3.750% due 11/15/25	291,732
140,000	NR	Southern Groves Community Development District No. 5, Special Assessment, 2.875% due 5/1/24	137,129

		Total Florida	6,276,713

Georgia — 3.9%
		Main Street Natural Gas Inc., Revenue Bonds:
435,000	A3(d)	Series A, 4.000% due 9/1/52(b)	430,844
2,610,000	Aa2(d)	Series B, 4.000% due 8/1/49(b)	2,671,209
320,000	A3(d)	Series C, 4.000% due 5/1/52(b)	319,227

		Total Georgia	3,421,280

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Guam — 0.1%
		Territory of Guam, Revenue Bonds:
$15,000	Ba1(d)	Series A, 5.000% due 11/1/27	$15,790
15,000	Ba1(d)	Series A, 5.000% due 11/1/28	15,884
15,000	Ba1(d)	Series A, 5.000% due 11/1/29	15,909

		Total Guam	47,583

Illinois — 2.3%
		Illinois Finance Authority, Revenue Bonds:
600,000	A	DePaul University, 5.000% due 10/1/36	626,462
220,000	AA+	Northwestern Memorial HealthCare, Series A, 4.000% due 7/15/39	214,041
1,000,000	AA+	Northwestern University, 5.000% due 12/1/28	1,139,435

		Total Illinois	1,979,938

Indiana — 4.3%
2,815,000	Aa3(d)	Indiana Finance Authority, Revenue Bonds, Franciscan Alliance Inc., Series A, 4.000% due 11/1/51	2,633,978
1,000,000	A+	Indiana Municipal Power Agency, Power Supply, Revenue Bonds, Series C, 5.000% due 1/1/37	1,063,466

		Total Indiana	3,697,444

Iowa — 1.2%
1,000,000	A3(d)	PEFA Inc., Revenue Bonds, 5.000% due 9/1/49(b)	1,045,146

Kentucky — 0.3%
230,000	NR	City of Henderson, KY, Revenue Bonds, AMT, 4.450% due 1/1/42(a)(c)	228,219

Louisiana — 0.6%
		New Orleans Aviation Board, AMT, General Airport North Terminal, Revenue Bonds::
250,000	A-	Series B, 5.000% due 1/1/37(c)	258,945
250,000	A-	Series B, 5.000% due 1/1/38(c)	258,314

		Total Louisiana	517,259

Maryland — 1.3%
		City of Baltimore, MD,Tax Allocation, Harbor Point Project:
200,000	NR	Series A, 2.750% due 6/1/24(a)	195,449.00
125,000	NR	Series A, 2.800% due 6/1/25(a)	120,690
135,000	NR	Series A, 2.850% due 6/1/26(a)	129,009
25,000	NR	Series B, 3.000% due 6/1/24(a)	24,483
630,000	Baa3(d)	Maryland Economic Development Corp., Revenue Bonds, AMT, Green Bond, Purple Line Light Rail Project, 5.250% due 6/30/55(c)	668,018

		Total Maryland	1,137,649

Massachusetts — 2.6%
1,000,000	AAA	City of Boston, MA, GO, Series A, 5.000% due 11/1/37	1,169,408
1,000,000	AA	Massachusetts Bay Transportation Authority Sales Tax Revenue, Revenue Bonds, Series A1, 5.000% due 7/1/44	1,076,392

		Total Massachusetts	2,245,800

Michigan — 0.7%
		Michigan Finance Authority, Revenue Bonds:
300,000	BB+	Cesar Chavez Academy Project, 3.250% due 2/1/24	296,039
190,000	A1(d)	McLaren Health Care Corp., 1.200% due 10/15/38(b)	168,928
100,000	BB	Michigan Strategic Fund, Revenue Bonds, AMT, 4.000% due 10/1/61(b)(c)	98,885

		Total Michigan	563,852

Nebraska — 0.6%
500,000	A2(d)	Central Plains Energy Project, Revenue Bonds, Series 1, 5.000% due 5/1/53(b)	524,475

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Nevada — 1.5%
$50,000	Ba2(d)	City of Sparks, NV, Revenue Bonds, Senior Sales Tax Anticipation, Series A, 2.500% due 6/15/24(a)	$48,601
1,130,000	AAA	State of Nevada Highway Improvement Revenue, Revenue Bonds, 5.000% due 12/1/31	1,244,316

		Total Nevada	1,292,917

New Hampshire — 1.0%
1,000,000	B	New Hampshire Business Finance Authority, Revenue Bonds, Casella Waste Systems Inc., AMT, Remarketing, 2.950% due 4/1/29(a)(c)	890,369

New Jersey — 3.3%
215,000	NR	New Jersey Economic Development Authority, Revenue Bonds, Golden Door Charter School Project, 5.125% due 11/1/29(a)	218,311
500,000	AA-	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, 3.000% due 7/1/51	372,760
		New Jersey Transportation Trust Fund Authority, Revenue Bonds:
1,250,000	A+	Highway Reimbursement, Series A, 5.000% due 6/15/30	1,340,006
1,000,000	BBB+	Series A, 4.000% due 6/15/40	958,008

		Total New Jersey	2,889,085

New York — 8.3%
500,000	AA+	New York City Municipal Water Finance Authority, Revenue Bonds, 4.000% due 6/15/51	474,317
40,000	AA	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, 4.000% due 7/15/40	38,876
		New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
1,000,000	AAA	4.000% due 2/1/42	963,006
335,000	AAA	4.000% due 8/1/39	327,102
		New York State Dormitory Authority, Revenue Bonds:
965,000	AA+	Series A, 5.000% due 3/15/31	1,119,049
500,000	AA+	Bidding Group, Unrefunded Portion, Series B, 5.000% due 2/15/43	531,779
225,000	Baa3(d)	New York Transportation Development Corp., Revenue Bonds, Delta Air Lines Inc. — LaGuardia, AMT, 4.000% due 10/1/30(c)	221,973
1,000,000	AA-	Port Authority of New York & New Jersey, Revenue Bonds, Series 230, 3.000% due 12/1/31	951,124
		Triborough Bridge & Tunnel Authority, Revenue Bonds:
275,000	AA+	Series C1A, 5.000% due 5/15/39	302,974
1,000,000	AA+	Series C3, 4.000% due 5/15/51	937,750
1,170,000	AA	Trust for Cultural Resources of The City of New York (The), Revenue Bonds, Juilliard School, Series A, 5.000% due 1/1/33	1,310,281

		Total New York	7,178,231

North Dakota — 1.0%
1,000,000	Aa1(d)	North Dakota Housing Finance Agency, Revenue Bonds, Water and Sewer System, 3.700% due 1/1/46	886,337

Ohio — 2.5%
		Buckeye Tobacco Settlement Financing Authority, Revenue Bonds:
250,000	BBB+	Series A2, 3.000% due 6/1/48	185,446
900,000	BBB+	Series A2, 4.000% due 6/1/48	806,683
455,000	NR	Series B2, 5.000% due 6/1/55	433,378.00
		County of Montgomery, OH, Revenue Bonds, Dayton Children’s Hospital:
75,000	A1(d)	4.000% due 8/1/38	73,426
80,000	A1(d)	4.000% due 8/1/39	77,924
600,000	Baa3(d)	Ohio Air Quality Development Authority, Revenue Bonds, Ohio Valley Electric Corp., Remarketing, Series A, 2.875% due 2/1/26	580,124

		Total Ohio	2,156,981

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Oregon — 0.5%
$500,000	A+	Oregon State Facilities Authority, Revenue Bonds, Legacy Health Project, Series A, 4.125% due 6/1/52	$472,275

Pennsylvania — 1.2%
100,000	BB+	Bucks County Industrial Development Authority, Revenue Bonds, Grand View Hospital Project, 5.000% due 7/1/28	105,597
		Pennsylvania Turnpike Commission, Revenue Bonds:
170,000	A	Series A, 4.000% due 12/1/45	160,269
830,000	A	Series A, 4.000% due 12/1/46	772,956

		Total Pennsylvania	1,038,822

Puerto Rico — 1.3%
		Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds:
230,000	NR	Series A1, zero coupon due 7/1/24	215,815
664,000	NR	Series A1, 4.750% due 7/1/53	634,985
90,000	NR	Series A1, 5.000% due 7/1/58	87,310
216,000	NR	Series A2, 4.784% due 7/1/58	201,982

		Total Puerto Rico	1,140,092

South Carolina — 2.5%
2,000,000	A	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Prisma Health Obligation Group, Series A, 5.000% due 5/1/28	2,189,614

Tennessee — 0.6%
515,000	Aa2(d)	Tennessee Housing Development Agency, Revenue Bonds, Series A, 3.850% due 1/1/35	507,473

Texas — 6.0%
630,000	AA-	City of Dallas, TX, GO, 5.000% due 2/15/28	706,804
505,000	NR	New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Beta Academy, 3.375% due 8/15/29(a)	469,105
1,000,000	A+	North Texas Tollway Authority, Revenue Bonds, Series A, 5.000% due 1/1/39	1,052,971
795,000	Aaa(d)	Northside Independent School District, GO, PSF-GTD-Insured, 0.700% due 6/1/50(b)	749,846
1,250,000	AA	San Antonio Water System, Revenue Bonds, Junior Lien Revenue and Refunding Bonds, Series C, 5.000% due 5/15/46	1,322,584
1,000,000	AA-	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Methodist Hospitals of Dallas, 4.000% due 10/1/52	929,953

		Total Texas	5,231,263

Utah — 0.6%
500,000	A-	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind, Series A, 5.000% due 9/1/32	543,824

Virginia — 3.7%
1,000,000	AA	Hampton Roads Transportation Accountability Commission, Revenue Bonds, Series A, 4.000% due 7/1/52	944,342
		Virginia College Building Authority, Revenue Bonds, 21st Century College and Equipment Program:
1,000,000	AA+	4.000% due 2/1/34	1,039,821
1,000,000	AA+	5.000% due 2/1/32	1,184,887
100,000	BBB-	Virginia Small Business Financing Authority, Revenue Bonds, AMT, 4.000% due 1/1/48(c)	87,374

		Total Virginia	3,256,424

Washington — 4.2%
1,000,000	AA+	King County School District No. 401 Highline, GO, SCH BD GTY-Insured, 5.000% due 12/1/35	1,111,046
650,000	Aa2(d)	Snohomish County Public Utility District No 1 Electric System Revenue, Revenue Bonds, Series A, 5.000% due 12/1/5	717,079
1,500,000	AA+	State of Washington, GO, Series R-2022, 4.000% due 7/1/33	1,599,180

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Washington — 4.2% — (continued)
$100,000	NR	Washington State Convention Center Public Facilities District, Revenue Bonds, 4.000% due 7/1/31	$96,928
100,000	BB(e)	Washington State Housing Finance Commission, Revenue Bonds, Transforming Age Projects, Series A, 5.000% due 1/1/26(a)	100,145

		Total Washington	3,624,378

West Virginia — 1.2%
1,000,000	AA-	West Virginia Parkways Authority, Revenue Bonds, 5.000% due 6/1/47	1,079,833

Wisconsin — 2.1%
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
1,300,000	AA-	Aspirus Inc. Obligation Group, 4.000% due 8/15/40	1,251,400.00
500,000	AA	Milwaukee Regional Medical Center Thermal Service Obligated Group, 5.000% due 4/1/37	533,724

		Total Wisconsin	1,785,124

		TOTAL MUNICIPAL BONDS (Cost — $86,033,410)	82,081,575

SHORT-TERM INVESTMENTS — 5.1%

TIME DEPOSITS — 5.1%
71,923		ANZ National Bank – London, 1.680% due 9/1/22	71,923
3,130,683		Citibank – New York, 1.680% due 9/1/22	3,130,683
1,220,420		National Australia Bank Ltd. – London, 1.680% due 9/1/22	1,220,420
		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,423,026)	4,423,026

		TOTAL INVESTMENTS — 99.5% (Cost — $90,456,436)	86,504,601

		Other Assets in Excess of Liabilities — 0.5%	445,898

		TOTAL NET ASSETS — 100.0%	$86,950,499

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $7,485,731 and represents 8.6% of net assets.

(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2022.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.

At August 31, 2022, for Municipal Bond Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Municipal Bond Fund	$90,465,158	$413,139	$(4,364,974)	$(3,951,835)

Abbreviations used in this schedule:
AMT	— Alternative Minimum Tax
GO	— General Obligation
LLC	— Limited Liabilities Company
PSF-GTD	— Permanent School Fund Guaranteed
SCH BD GTY	— Oregon School Bond Guaranty

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Summary of Investments by Industry^
General Obligation	30.1%
Health Care Providers & Services	13.8
Transportation	7.0
Development	5.6
Water and Sewer	5.2
School District	5.1
Tobacco Settlement	4.4
Education	4.3
Airport	4.3
Higher Education	3.6
Power	3.4
Utilities	2.9
Multifamily Housing	1.9
Single Family Housing	1.6
Pollution	1.0
Nursing Homes	0.4
Housing	0.3
Short-Term Investments	5.1

100.0%

^	As a percentage of total investments.

At August 31, 2022, Municipal Bond Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Note December Futures	8	12/22	$889,609	$886,563	$3,046
U.S. Treasury 10-Year Note December Futures	8	12/22	940,128	935,250	4,878
U.S. Treasury Long Bond December Futures	6	12/22	815,860	815,062	798

					$8,722

At August 31, 2022, Municipal Bond Fund had deposited cash of $49,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 105.8%

U.S. GOVERNMENT OBLIGATIONS — 105.8%
			U.S. Treasury Inflation Indexed Bonds:
$1,902,084			2.375% due 1/15/25	$1,970,598
2,273,717			2.000% due 1/15/26	2,370,325
2,258,797			1.750% due 1/15/28	2,385,197
2,914,744			3.625% due 4/15/28	3,378,709
1,921,127			2.500% due 1/15/29	2,135,200
2,247,655			3.875% due 4/15/29	2,702,769
40,065			3.375% due 4/15/32	49,931
1,069,318			2.125% due 2/15/40	1,273,988
879,496			2.125% due 2/15/41	1,041,696
2,360,412			0.750% due 2/15/42	2,215,703
889,279			0.625% due 2/15/43	804,801
2,886,078			1.375% due 2/15/44	3,007,947
1,283,486			0.750% due 2/15/45	1,176,273
1,738,265			1.000% due 2/15/46	1,680,466
2,074,492			0.875% due 2/15/47	1,949,690
1,225,632			1.000% due 2/15/48	1,192,919
645,417			0.250% due 2/15/50	522,202
1,365,744			0.125% due 2/15/51	1,069,973
532,215			0.125% due 2/15/52	419,429
			U.S. Treasury Inflation Indexed Notes:
4,632,945			0.125% due 1/15/23(a)	4,565,065
5,869,166			0.625% due 4/15/23(a)	5,797,303
2,158,864			0.625% due 1/15/24	2,143,638
4,816,967			0.500% due 4/15/24(a)	4,778,221
2,656,316			0.125% due 10/15/24	2,621,486
3,900,310			0.125% due 4/15/25(a)	3,831,377
570,995			0.125% due 10/15/25	561,902
3,441,830			0.625% due 1/15/26	3,433,562
1,581,832			0.125% due 4/15/26	1,550,094
2,391,989			0.125% due 7/15/26	2,353,153
2,060,284			0.125% due 10/15/26(a)	2,022,671
2,490,120			0.375% due 1/15/27	2,460,057
1,679,136			0.125% due 4/15/27	1,638,501
2,798,149			0.375% due 7/15/27	2,769,753
5,499,414			0.500% due 1/15/28(a)	5,445,097
7,684,664			0.750% due 7/15/28(a)	7,747,795
3,156,715			0.875% due 1/15/29	3,194,267
3,205,293			0.250% due 7/15/29	3,125,719
967,420			0.125% due 1/15/30	928,589
2,623,439			0.125% due 7/15/30	2,523,786
2,287,923			0.125% due 1/15/31	2,187,899
4,433,256			0.125% due 7/15/31(a)	4,234,972
4,168,827			0.125% due 1/15/32(h)	3,964,827
2,855,524			0.625% due 7/15/32	2,855,651
130,000			U.S. Treasury Notes, 1.750% due 12/31/24	125,128

			TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $112,697,288)	108,208,329

SOVEREIGN BONDS — 11.8%

Australia — 0.3%
290,000	AUD	Aaa(b)	Australia Government Bonds, 3.000% due 9/20/25	287,732

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

SOVEREIGN BONDS — 11.8% — (continued)

Canada — 0.5%
			Canadian Government Real Return Bonds:
522,285	CAD	AAA	4.250% due 12/1/26	$447,281
58,823	CAD	AAA	0.500% due 12/1/50	37,435

			Total Canada	484,716

France — 1.2%
			French Republic Government Bonds OAT:
666,030	EUR	AAu(c)	0.100% due 3/1/26(d)	709,778
222,356	EUR	AAu(c)	0.100% due 7/25/31(d)	235,343
327,483	EUR	AAu(c)	0.100% due 7/25/38(d)	329,704

			Total France	1,274,825

Italy — 3.5%
			Italy Buoni Poliennali Del Tesoro:
3,177,128	EUR	NR	1.400% due 5/26/25(d)	3,297,382
338,178	EUR	Baa3u(b)	0.400% due 5/15/30(d)	316,406

			Total Italy	3,613,788

Japan — 0.9%
			Japanese Government CPI Linked Bonds:
40,258,140	JPY	A1(b)	0.100% due 3/10/28	305,910
83,035,530	JPY	A1(b)	0.100% due 3/10/29	633,056

			Total Japan	938,966

New Zealand — 0.2%
270,000	NZD	AAA	New Zealand Government Bonds Inflation Linked Bonds, 2.500% due 9/20/35	197,968

Peru — 0.2%
800,000	PEN	BBB+	Peru Government Bonds Inflation Linked Bonds, 6.150% due 8/12/32	181,585

Qatar — 0.2%
$200,000		AA-	Qatar Government International Bonds, 3.875% due 4/23/23	200,352

United Kingdom — 4.8%
			United Kingdom Inflation-Linked Gilts:
2,975,814	GBP	Aa3u(b)	1.875% due 11/22/22	3,517,453
1,122,024	GBP	Aa3u(b)	0.125% due 3/22/24	1,395,215

			Total United Kingdom	4,912,668

			TOTAL SOVEREIGN BONDS (Cost — $14,256,364)	12,092,600

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.0%
			Alternative Loan Trust:
205,255		Caa2(b)	Series 2006-HY11, Class A1, 2.684% (1-Month USD-LIBOR + 0.240%) due 6/25/36(e)	192,974
31,916		NR	Series 2007-4CB, Class 1A35, 6.000% due 4/25/37	28,694
427,151		Caa3(b)	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 1A1, 6.000% due 8/25/37(e)	385,549
300,000		Aaa(b)	ARES L CLO Ltd., Series 2018-50A, Class AR, 3.562% (3-Month USD-LIBOR + 1.050%) due 1/15/32(d)(e)	294,563
17,999		NR	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2, 3.056% due 5/25/33(e)	17,320
173,899		CCC	Bear Stearns Asset-Backed Securities Trust, Series 2004-1, Class M1, 3.094% (1-Month USD-LIBOR + 0.975%) due 6/25/34(e)	174,499
300,000	EUR	Aaa(b)	Cairn CLO X DAC, Series 2018-10A, Class AR, 0.780% (3-Month EURIBOR + 0.78%) due 10/15/31(d)(e)	292,480

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.0% — (continued)
300,000	EUR	Aaa(b)	Carlyle Global Markets Strategies Euro CLO, Series 2014-2A, Class AR-1, 0.750% (3-Month EURIBOR + 0.75%) due 11/15/31(d)(e)	$293,120
$36,800		AA+	Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-A, Class A1, 2.804% (1-Month USD-LIBOR + 0.360%) due 3/25/35(d)(e)	35,854
			CHL Mortgage Pass-Through Trust:
564,627		NR	Series 2005-HYB6, Class 2A1, 3.361% due 10/20/35(e)	540,771
56,879		NR	Series 2005-HYB9, Class 2A1, 5.512% (1-Year USD-LIBOR + 1.750%) due 2/20/36(e)	52,280
90,186		Caa2(b)	Series 2006-6, Class A4, 6.000% due 4/25/36	54,394
124,686		NR	Series 2007-1, Class A1, 6.000% due 3/25/37	69,803
			Citigroup Mortgage Loan Trust:
4,568		NR	Series 2004-HYB2, Class 2A, 2.359% due 3/25/34(e)	4,445
122,495		Caa2(b)	Series 2007-AR4, Class 1A1A, 3.327% due 3/25/37(e)	110,411
18,322		B(c)	Citigroup Mortgage Loan Trust Inc., Series 2004-NCM2, Class 1CB1, 5.500% due 8/25/34	16,940
298,825		NR	Credit Suisse Commercial Mortgage, Series 2015-3R, Class 5A2, 2.594% (1-Month USD-LIBOR + 0.150%) due 9/29/36(d)(e)	289,119
			Credit-Based Asset Servicing & Securitization LLC:
153,000		BBB-	Series 2005-CB3, Class M4, 3.494% (1-Month USD-LIBOR + 1.050%) due 6/25/35(e)	148,947
757,687		CC	Series 2007-CB6, Class A3, 1.844% (1-Month USD-LIBOR + 0.220%) due 7/25/37(d)(e)	531,601
			CWABS Asset-Backed Certificates Trust:
149,011		D	Series 2004-7, Class MV5, 3.672% (1-Month USD-LIBOR + 1.725%) due 11/25/34(e)	139,881
298,516		CC	Series 2007-1, Class 1A, 2.584% (1-Month USD-LIBOR + 0.140%) due 7/25/37(e)	276,491
59,603		D	Series 2007-6, Class 1A, 2.644% (1-Month USD-LIBOR + 0.200%) due 9/25/37(e)	52,130
329,603		CCC	Series 2007-8, Class 1A1, 2.634% (1-Month USD-LIBOR + 0.190%) due 11/25/37(e)	307,083
389,737		Aaa(b)	Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 3.492% (3-Month USD-LIBOR + 0.980%) due 4/15/28(d)(e)	385,966
700,868		CCC	Ellington Loan Acquisition Trust, Series 2007-1, Class A1, 3.544% (1-Month USD-LIBOR + 1.100%) due 5/25/37(d)(e)	681,133
258,317		NR	Government National Mortgage Association (GNMA), Series 2018-H15, Class FG, 0.382% (1-Year USD-LIBOR + 0.150%) due 8/20/68(e)	252,837
21,196		D	GSAA Trust, Series 2006-7, Class AF4A, step bond to yield, 6.720% due 3/25/46	13,571
3,586		AA-	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A, 3.048% (1-Month USD-LIBOR + 0.680%) due 6/20/35(e)	3,335
296,632	EUR	Aaa(b)	Harvest CLO, Series 11A-ARR, Class ARR, 0.650% (3-Month EURIBOR + 0.65%) due 6/26/30(d)(e)	291,670
45,572		B-	IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 3.084% (1-Month USD-LIBOR + 0.640%) due 7/25/45(e)	37,173
257,546		CCC	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 1A1, 2.904% (1-Month USD-LIBOR + 0.460%) due 3/25/36(e)	245,299
106,046		A-	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-FL12, Class A, 3.841% (1-Month USD-LIBOR + 1.450%) due 12/15/31(d)(e)	105,105
187,212	EUR	Aaa(b)	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.298% (0.800% — 3-Month EURIBOR) due 12/15/29(d)(f)	185,951
242,383		NR	Lehman XS Trust, Series 2007-20N, Class A1, 4.744% (1-Month USD-LIBOR + 2.300%) due 12/25/37(e)	249,482
160,258		CC	Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A2, 2.684% (1-Month USD-LIBOR + 0.240%) due 8/25/36(e)	73,612
143,923		Aaa(b)	Midocean Credit CLO V, Series 2016-5A, Class AR, 3.858% (3-Month USD-LIBOR + 1.120%) due 7/19/28(d)(e)	143,041
150,540		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3.275% (3-Month USD-LIBOR + 0.820%) due 10/13/27(d)(e)	150,121
6,231		AA+	MRFC Mortgage Pass-Through Trust, Series 2000-TBC2, Class A1, 2.871% (1-Month USD-LIBOR + 0.480%) due 6/15/30(e)	5,961
			New Residential Mortgage Loan Trust:
41,367		NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(d)(e)	40,886
216,637		Aaa(b)	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(d)(e)	207,375

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.0% — (continued)
			Option One Mortgage Loan Trust:
$94,829		CC	Series 2007-1, Class 1A1, 2.584% (1-Month USD-LIBOR + 0.140%) due 1/25/37(e)	$65,281
93,825		CC	Series 2007-2, Class 1A1, 2.584% (1-Month USD-LIBOR + 0.140%) due 3/25/37(e)	65,835
370,497		Aaa(b)	OZLM VIII Ltd., Series 2014-8A, Class A1R3, 3.720% (3-Month USD-LIBOR + 0.980%) due 10/17/29(d)(e)	365,729
282,465		BBB	RASC Trust, Series 2006-KS3, Class M1, 2.939% (1-Month USD-LIBOR + 0.330%) due 4/25/36(e)	279,212
503,541		NR	Residential Asset Securitization Trust, Series 2006-A10, Class A5, 6.500% due 9/25/36	215,995
			Securitized Asset-Backed Receivables LLC Trust:
476,342		CC	Series 2006-FR3, Class A3, 2.944% (1-Month USD-LIBOR + 0.500%) due 5/25/36(e)	275,783
97,448		CC	Series 2006-HE2, Class A2C, 2.744% (1-Month USD-LIBOR + 0.300%) due 7/25/36(e)	47,113
127,004		B-	Sequoia Mortgage Trust, Series 6, Class A, 3.006% (1-Month USD-LIBOR + 0.640%) due 4/19/27(e)	122,189
			Soundview Home Loan Trust:
217,535		CC	Series 2007-OPT1, Class 1A1, 2.644% (1-Month USD-LIBOR + 0.200%) due 6/25/37(e)	159,635
55,463		CCC	Series 2007-OPT2, Class 2A3, 2.624% (1-Month USD-LIBOR + 0.180%) due 7/25/37(e)	52,366
18,618		Aaa(b)	Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 3.433% (3-Month USD-LIBOR + 0.950%) due 7/14/26(d)(e)	18,558
127,354		Aaa(b)	Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3.392% (3-Month USD-LIBOR + 0.880%) due 4/15/28(d)(e)	126,779
128,311		Aaa(b)	TICP CLO III-2 Ltd., Series 2018-3R, Class A, 3.550% (3-Month USD-LIBOR + 0.840%) due 4/20/28(d)(e)	127,854
230,559		Aaa(b)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.392% (3-Month USD-LIBOR + 0.880%) due 4/15/27(d)(e)	229,229
			Voya CLO Ltd.:
394,784		Aaa(b)	Series 2017-1A, Class A1R, 3.690% (3-Month USD-LIBOR + 0.950%) due 4/17/30(d)(e)	388,960
300,000		AAA	Series 2017-2A, Class A1R, 3.492% (3-Month USD-LIBOR + 0.980%) due 6/7/30(d)(e)	296,550
			WaMu Mortgage Pass-Through Certificates Trust:
6,963		Baa1(b)	Series 2002-AR2, Class A, 1.912% (11th District Cost of Funds Index + 1.250%) due 2/27/34(e)	6,644
3,524		BB	Series 2002-AR17, Class 1A, 2.059% (1-Year Treasury Average Rate + 1.200%) due 11/25/42(e)	3,285

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $11,097,662)	10,228,864

CORPORATE BONDS & NOTES — 4.1%

Banks — 2.5%
100,000	GBP	BBB	HSBC Holdings PLC, Subordinated Notes, 6.000% due 3/29/40	108,348
			NatWest Group PLC, Senior Unsecured Notes:
200,000		BBB	3.747% (3-Month USD-LIBOR + 1.550%) due 6/25/24(e)	200,026
200,000		BBB	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(e)	198,984
			Nykredit Realkredit AS, Covered Notes:
18,353,170	DKK	AAA	1.000% due 10/1/50	1,901,612
685,360	DKK	AAA	1.000% due 10/1/53	69,691
980,806	DKK	AAA	1.500% due 10/1/53	106,664

			Total Banks	2,585,325

Diversified Financial Services — 1.6%
			Jyske Realkredit AS, Covered Notes:
6,861,401	DKK	AAA	1.000% due 10/1/50	711,466
492,628	DKK	AAA	1.500% due 10/1/53	53,133
			Nordea Kredit Realkreditaktieselskab, Covered Notes:
2,359,076	DKK	AAA	1.000% due 10/1/50	244,827
493,280	DKK	AAA	1.500% due 10/1/53	52,718

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

CORPORATE BONDS & NOTES — 4.1% — (continued)

Diversified Financial Services — 1.6% — (continued)
			Realkredit Danmark AS, Covered Notes:
3,998,628	DKK	AAA	1.000% due 10/1/50	$413,946
589,837	DKK	AAA	1.000% due 10/1/53	59,385
589,085	DKK	AAA	1.500% due 10/1/53	64,032

			Total Diversified Financial Services	1,599,507

			TOTAL CORPORATE BONDS & NOTES (Cost — $5,865,605)	4,184,832

MORTGAGE-BACKED SECURITIES — 3.6%

FHLMC — 0.3%
			Federal Home Loan Mortgage Corp. (FHLMC):
$197,606			3.500% due 6/1/52	188,915
99,131			3.000% due 7/1/52	91,954

			Total FHLMC	280,869

FNMA — 3.3%
			Federal National Mortgage Association (FNMA):
36,502			4.000% due 3/1/50	36,100
197,140			3.000% due 5/1/52	182,911
600,000			3.000% due 10/1/52(g)	555,929
2,700,000			4.000% due 10/1/52(g)	2,638,536

			Total FNMA	3,413,476

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $3,773,348)	3,694,345

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $147,690,267)	138,408,970

SHORT-TERM INVESTMENTS — 1.8%

TIME DEPOSITS — 1.8%
18,725	AUD		ANZ National Bank – London, 0.830% due 9/1/22	12,812
4,879	ZAR		BBH – Grand Cayman, 3.500% due 9/1/22	285
			BNP Paribas – Paris:
2,335	DKK		(0.120)% due 9/1/22	315
15,736	SEK		0.200% due 9/1/22	1,475
456	NOK		0.800% due 9/1/22	46
441	SGD		1.350% due 9/1/22	316
21,101	NZD		1.500% due 9/1/22	12,912
12,385	GBP		Skandinaviska Enskilda Banken AB – Sweden, 0.870% due 9/1/22	14,387
1,009	CAD		Societe Generale SA – Paris, 1.380% due 9/1/22	768
			Sumitomo Mitsui Banking Corp. – Tokyo:
18,561,590	JPY		(0.350)% due 9/1/22	133,628
159,302	EUR		(0.130)% due 9/1/22	160,067
1,510,076			1.680% due 9/1/22	1,510,076

			TOTAL SHORT-TERM INVESTMENTS (Cost — $1,847,087)	1,847,087

			TOTAL INVESTMENTS IN SECURITIES (Cost — $149,537,354)	140,256,057

			TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $228,518)	756,455

			TOTAL INVESTMENTS — 137.8% (Cost — $149,765,872)	141,012,512

			Liabilities in Excess of Other Assets — (37.8)%	(38,746,025)

			TOTAL NET ASSETS — 100.0%	$102,266,487

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Rating by Fitch Ratings Service. All ratings are unaudited.
(d)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $10,370,257 and represents 10.1% of net assets.

(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2022.
(f)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2022.
(g)	This security is traded on a TBA basis (see Note 1).
(h)	All or a portion of these securities were purchased in a sale-buyback transaction. The value of these securities total $3,964,827 which represents 3.9% of net assets.

At August 31, 2022, for Inflation-Linked Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Inflation-Linked Fixed Income Fund	$152,316,558	$6,950,460	$(19,298,094)	$(12,347,634)

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
OAT	— Obligations assimilables du Trésor
PLC	— Public Limited Company

Summary of Investments by Security Type^
U.S. Government Agencies & Obligations	76.7%
Sovereign Bonds	8.6
Collateralized Mortgage Obligations	7.3
Corporate Bonds & Notes	3.0
Mortgage-Backed Securities	2.6
Purchased Options	0.5
Short-Term Investments	1.3

100.0%

^	As a percentage of total investments.

At August 31, 2022, Inflation-Linked Fixed Income Fund held the following Options Contracts Purchased:

Interest Rate Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
2,700,000	$ 83,218		OTC 2-Year Swaption, 3-Month USD-LIBOR, Call	BCLY	2/2/23	1.410%	$251
6,500,000	200,339		OTC 2-Year Swaption, 3-Month USD-LIBOR, Call	JPM	1/25/23	1.710%	1,066
1,100,000	6,820	EUR	OTC 30-Year Swaption, 3-Month EURIBOR, Put	BNP	11/4/22	0.197%	454,398
300,000	1,860	EUR	OTC 30-Year Swaption, 3-Month EURIBOR, Put	BCLY	11/4/22	0.197%	123,927
1,100,000	33,904		OTC 30-Year Swaption, 3-Month USD-LIBOR, Put	DUB	11/17/23	2.237%	176,813

			TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $228,518)				$756,455

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2022, Inflation-Linked Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
100,000	$ 91,119		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	DUB	12/21/22	1.350%	$255
100,000	91,119		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	DUB	12/21/22	1.400%	231
100,000	91,119		OTC Markit CDX North America Investment Grade Series 38 5-Year Index, Put	JPM	11/16/22	1.350%	156
100,000	118,409	EUR	OTC Markit iTraxx Europe Series 37 5-Year Index, Put	BCLY	11/16/22	1.900%	152
100,000	118,409	EUR	OTC Markit iTraxx Europe Series 37 5-Year Index, Put	BNP	11/16/22	1.900%	152
100,000	118,409	EUR	OTC Markit iTraxx Europe Series 37 5-Year Index, Put	JPM	11/16/22	1.900%	152

			Total Credit Default Swaptions				$1,098

Interest Rate Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
5,600,000	$ 172,600		OTC 5-Year Swaption, 3-Month USD-LIBOR, Put	DUB	11/17/23	2.340%	$257,698
2,640,000	16,368	EUR	OTC 10-Year Swaption, 3-Month EURIBOR, Put	BNP	11/4/22	0.000%	582,875
860,000	5,332	EUR	OTC 10-Year Swaption, 3-Month EURIBOR, Put	BCLY	11/4/22	0.000%	189,876
600,000	18,493		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	BCLY	2/2/23	1.558%	835
1,400,000	43,150		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	JPM	1/25/23	1.785%	2,957

			Total Interest Rate Swaptions				$1,034,241

Options on Futures
Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
100,000	$ 99,156,250	OTC Federal National Mortgage Association (FNMA) 30-Year September Futures, Put	JPM	9/7/22	$99.16	$146
100,000	99,656,250	OTC Federal National Mortgage Association (FNMA) 30-Year September Futures, Put	JPM	9/7/22	$99.66	391

		Total Options on Futures				$537

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $212,258)				$1,035,876

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2022, Inflation-Linked Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts	Security	Value
	Bank of America:
$7,604,700	2.330% due 9/9/22	$7,604,700
4,300,725	2.340% due 9/14/22	4,300,725
	Nomura Securities International, Inc.:
20,681,615	2.340% due 9/22/22	20,681,615

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $32,587,040)	$32,587,040

For the year ended August 31, 2022, the daily average borrowing and interest rate under the reverse repurchase agreements were $36,175,552 and 0.536%, respectively.

At August 31, 2022, Inflation-Linked Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
3-Month Euro-Euribor March Futures	39	3/23	$9,823,515	$9,573,433	$(250,082)
Euro-Bund September Futures	12	9/22	1,735,480	1,784,162	48,682
U.S. Treasury Long Bond December Futures	4	12/22	549,375	543,375	(6,000)
U.S. Treasury Ultra Long Bond December Futures	1	12/22	149,569	149,500	(69)

					(207,469)

Contracts to Sell:
Australian Government 3-Year Bond September Futures	8	9/22	587,054	589,613	(2,559)
Euro-Bobl September Futures	6	9/22	757,760	742,025	15,735
Euro-BTP September Futures	29	9/22	3,426,117	3,482,426	(56,309)
Euro-Buxl 30-Year Bond September Futures	7	9/22	1,195,390	1,157,730	37,660
Euro-OAT September Futures	8	9/22	1,147,291	1,109,460	37,831
Euro-Schatz Note September Futures	77	9/22	8,430,679	8,403,112	27,567
Japan Government 10-Year Bond September Futures	7	9/22	7,516,742	7,535,438	(18,696)
Short Euro-BTP December Futures	15	12/22	1,608,092	1,605,017	3,075
U.S. Treasury 2-Year Note December Futures	1	12/22	208,719	208,328	391
U.S. Treasury 5-Year Note December Futures	2	12/22	222,797	221,641	1,156
U.S. Treasury 10-Year Note December Futures	79	12/22	9,297,359	9,235,594	61,765
U.S. Ultra Long Bond December Futures	18	12/22	2,264,455	2,253,375	11,080
United Kingdom Treasury 10-Year Gilt December Futures	1	12/22	127,630	125,377	2,253

					120,949

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(86,520)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2022, Inflation-Linked Fixed Income Fund had deposited cash of $659,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2022, Inflation-Linked Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	53,248	USD	36,980	JPM	$36,435	9/2/22	$(545)
Australian Dollar	312,096	USD	216,697	SCB	213,552	9/2/22	(3,145)
British Pound	604,000	USD	705,461	BNP	701,638	9/2/22	(3,823)
British Pound	77,349	USD	90,108	MLP	89,853	9/2/22	(255)
Danish Krone	11,341,927	USD	1,530,005	MLP	1,532,320	9/1/22	2,315
Euro	108,000	USD	109,981	BCLY	108,518	9/2/22	(1,463)
Euro	91,000	USD	93,330	BNP	91,436	9/2/22	(1,894)
Euro	116,000	USD	118,548	JPM	116,556	9/2/22	(1,992)
Euro	71,000	USD	70,637	JPM	71,341	9/2/22	704
Euro	67,000	USD	67,094	SCB	67,322	9/2/22	228
Japanese Yen	144,064,552	USD	1,038,503	JPM	1,037,144	9/2/22	(1,359)
Peruvian Sol	182,121	USD	46,527	SCB	47,342	9/9/22	815
Peruvian Sol	178,118	USD	45,697	SCB	46,261	9/15/22	564
Peruvian Sol	182,121	USD	46,938	BNP	47,009	11/8/22	71

							(9,779)

Contracts to Sell:
Australian Dollar	137,867	USD	96,600	BNP	94,335	9/2/22	2,265
Australian Dollar	189,206	USD	131,450	HSBC	129,464	9/2/22	1,986
Australian Dollar	111,927	USD	78,280	MLP	76,586	9/2/22	1,694
Australian Dollar	53,248	USD	36,999	JPM	36,454	10/4/22	545
Australian Dollar	73,656	USD	50,515	MLP	50,425	10/4/22	90
Australian Dollar	312,096	USD	216,803	SCB	213,663	10/4/22	3,140
British Pound	57,000	USD	68,753	BCLY	66,214	9/2/22	2,539
British Pound	32,000	USD	37,678	BNP	37,173	9/2/22	505
British Pound	14,000	USD	16,604	BNP	16,263	9/2/22	341
British Pound	4,936,000	USD	6,009,728	HSBC	5,733,908	9/2/22	275,820
British Pound	28,000	USD	34,120	JPM	32,526	9/2/22	1,594
British Pound	34,000	USD	40,142	JPM	39,496	9/2/22	646
British Pound	16,000	USD	19,585	MLP	18,586	9/2/22	999
British Pound	4,435,651	USD	5,164,392	BNP	5,155,905	10/4/22	8,487
British Pound	77,349	USD	90,162	MLP	89,909	10/4/22	253
Canadian Dollar	651,000	USD	509,570	BNP	495,754	9/2/22	13,816
Danish Krone	15,949,511	USD	2,179,684	BNP	2,154,815	9/1/22	24,869
Danish Krone	1,615,000	USD	222,800	MLP	218,190	9/1/22	4,610
Danish Krone	11,939,477	USD	1,633,184	MLP	1,613,050	9/1/22	20,134
Danish Krone	18,060,749	USD	2,441,236	MLP	2,445,098	10/3/22	(3,862)
Danish Krone	11,317,141	USD	1,530,005	MLP	1,532,136	10/3/22	(2,131)
Euro	6,236,000	USD	6,376,279	HSBC	6,265,933	9/2/22	110,346
Euro	5,783,000	USD	5,781,884	HSBC	5,823,409	10/4/22	(41,525)
Japanese Yen	77,570,405	USD	568,995	DUB	558,442	9/2/22	10,553
Japanese Yen	66,200,000	USD	501,527	MLP	476,584	9/2/22	24,943
Japanese Yen	143,691,564	USD	1,038,503	JPM	1,037,184	10/4/22	1,319

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
New Zealand Dollar	334,000	USD	209,960	HSBC	$204,375	9/2/22	$5,585
New Zealand Dollar	334,000	USD	204,274	BNP	204,366	10/4/22	(92)
Peruvian Sol	182,121	USD	47,230	BNP	47,342	9/9/22	(112)
Peruvian Sol	1,491,540	USD	374,561	HSBC	383,879	12/6/22	(9,318)

							460,039

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$450,260

At August 31, 2022, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Bank of Japan Uncollateralised Overnight Call Rate	0.300%	9/20/27	6-Month	JPY	5,590,000	$(141)	$(1,139)	$998
Receive	3-Month FRA New Zealand Bank Bill	3.250%	3/21/28	6-Month	NZD	700,000	14,504	(103,178)	117,682
Receive	3-Month USD-LIBOR	1.840%	11/21/28	6-Month	USD	1,500,000	87,816	—	87,816
Pay	3-Month USD-LIBOR	1.888%	11/21/53	6-Month	USD	300,000	(59,450)	—	(59,450)
Pay	6-Month EURIBOR	0.500%	9/21/52	12-Month	EUR	400,000	(138,301)	(40,324)	(97,977)
Pay	6-Month EURIBOR	0.550%	8/10/24	12-Month	EUR	100,000	(2,925)	—	(2,925)
Pay	6-Month EURIBOR	0.650%	4/12/27	12-Month	EUR	300,000	(19,757)	—	(19,757)
Pay	6-Month EURIBOR	0.650%	5/11/27	12-Month	EUR	300,000	(20,291)	—	(20,291)
Pay	6-Month EURIBOR	0.700%	4/11/27	12-Month	EUR	200,000	(12,689)	—	(12,689)
Receive	6-Month EURIBOR	0.250%	9/21/32	6-Month	EUR	1,400,000	274,997	126,274	148,723

							$123,763	$(18,367)	$142,130

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2022, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	5-Year EUR Inflation Linked	3.000%	5/15/27	EUR	200,000	$5,868	$100	$5,768
Receive	5-Year EUR Inflation Linked	1.030%	3/15/24	EUR	1,000,000	83,386	(37,985)	121,371
Receive	8-Year EUR Inflation Linked	2.359%	8/15/30	EUR	200,000	5,903	—	5,903
Pay	10-Year EUR Inflation Linked	1.380%	3/15/31	EUR	1,300,000	(257,730)	(9,569)	(248,161)
Pay	10-Year EUR Inflation Linked	1.620%	5/15/28	EUR	910,000	(128,232)	93,051	(221,283)
Receive	10-Year EUR Inflation Linked	2.470%	7/15/32	EUR	200,000	4,411	—	4,411
Receive	10-Year EUR Inflation Linked	2.570%	6/15/32	EUR	300,000	3,511	—	3,511
Receive	10-Year EUR Inflation Linked	2.600%	5/15/32	EUR	400,000	9,796	2,060	7,736
Receive	10-Year EUR Inflation Linked	2.720%	6/15/32	EUR	500,000	(1,911)	(4,228)	2,317
Receive	15-Year EUR Inflation Linked	1.710%	3/15/33	EUR	100,000	15,128	(15,114)	30,242
Pay	15-Year EUR Inflation Linked	2.487%	5/15/37	EUR	200,000	(6,085)	201	(6,286)
Pay	30-Year EUR Inflation Linked	2.421%	5/15/52	EUR	30,000	(1,504)	—	(1,504)
Pay	30-Year EUR Inflation Linked	2.590%	3/15/52	EUR	200,000	(2,140)	(2,478)	338
Receive	2-Year GBP Inflation Linked	5.200%	6/15/24	GBP	100,000	5,472	—	5,472
Receive	2-Year GBP Inflation Linked	5.330%	6/15/24	GBP	100,000	5,174	—	5,174
Receive	2-Year GBP Inflation Linked	6.290%	3/15/24	GBP	300,000	22,461	(134)	22,595
Pay	5-Year GBP Inflation Linked	3.330%	1/15/25	GBP	2,900,000	(555,359)	29,795	(585,154)
Pay	5-Year GBP Inflation Linked	3.850%	9/15/24	GBP	1,300,000	(197,276)	76,362	(273,638)
Receive	5-Year GBP Inflation Linked	4.626%	2/15/27	GBP	1,000,000	101,751	—	101,751
Receive	5-Year GBP Inflation Linked	4.735%	12/15/26	GBP	1,000,000	108,371	(12,515)	120,886
Pay	10-Year GBP Inflation Linked	3.475%	8/15/30	GBP	900,000	(235,613)	9,395	(245,008)
Pay	10-Year GBP Inflation Linked	3.717%	12/15/28	GBP	20,000	(3,579)	1,513	(5,092)
Pay	10-Year GBP Inflation Linked	3.750%	4/15/31	GBP	520,000	(121,797)	(4)	(121,793)
Receive	10-Year GBP Inflation Linked	4.300%	1/15/32	GBP	400,000	43,606	1,393	42,213
Pay	15-Year GBP Inflation Linked	3.566%	3/15/36	GBP	100,000	(24,673)	—	(24,673)
Pay	15-Year GBP Inflation Linked	3.580%	3/15/36	GBP	300,000	(73,204)	(2,006)	(71,198)
Pay	1-Year USD Inflation Linked	3.850%	12/20/22	USD	600,000	(20,045)	—	(20,045)
Pay	1-Year USD Inflation Linked	4.950%	3/7/23	USD	200,000	(2,646)	—	(2,646)
Pay	1-Year USD Inflation Linked	5.000%	3/3/23	USD	400,000	(5,275)	—	(5,275)
Pay	1-Year USD Inflation Linked	5.032%	3/8/23	USD	300,000	(3,693)	—	(3,693)
Pay	1-Year USD Inflation Linked	5.150%	5/23/23	USD	500,000	811	—	811
Pay	1-Year USD Inflation Linked	5.185%	5/24/23	USD	500,000	1,113	—	1,113
Pay	1-Year USD Inflation Linked	5.320%	4/29/23	USD	2,300,000	(6,426)	—	(6,426)
Pay	1-Year USD Inflation Linked	5.470%	3/21/23	USD	2,300,000	(15,129)	—	(15,129)
Receive	5-Year USD Inflation Linked	2.210%	2/5/23	USD	2,090,000	174,301	(62,311)	236,612
Receive	5-Year USD Inflation Linked	2.220%	4/13/23	USD	6,296,000	534,367	(214,466)	748,833
Receive	5-Year USD Inflation Linked	2.703%	5/25/26	USD	510,000	46,483	81	46,402
Receive	5-Year USD Inflation Linked	2.767%	5/13/26	USD	500,000	44,407	—	44,407
Receive	5-Year USD Inflation Linked	2.813%	5/14/26	USD	300,000	25,947	—	25,947
Receive	7-Year USD Inflation Linked	1.797%	8/25/27	USD	600,000	98,259	5,868	92,391
Receive	7-Year USD Inflation Linked	1.890%	8/27/27	USD	700,000	110,108	1,693	108,415
Receive	7-Year USD Inflation Linked	2.573%	8/26/28	USD	100,000	7,791	—	7,791
Receive	7-Year USD Inflation Linked	2.645%	9/10/28	USD	100,000	7,022	—	7,022
Receive	10-Year USD Inflation Linked	2.311%	2/24/31	USD	2,300,000	288,454	1,035	287,419
Pay	10-Year USD Inflation Linked	1.280%	5/19/30	USD	800,000	(173,844)	(50,027)	(123,817)
Pay	10-Year USD Inflation Linked	1.760%	11/4/29	USD	1,200,000	(204,445)	(8,764)	(195,681)
Pay	10-Year USD Inflation Linked	1.882%	11/20/29	USD	1,500,000	(238,658)	9,233	(247,891)
Pay	10-Year USD Inflation Linked	2.335%	2/5/28	USD	960,000	(104,475)	59,292	(163,767)
Pay	10-Year USD Inflation Linked	2.352%	5/9/28	USD	360,000	(37,869)	24,122	(61,991)
Pay	10-Year USD Inflation Linked	2.360%	5/9/28	USD	540,000	(56,383)	36,670	(93,053)
Pay	10-Year USD Inflation Linked	2.364%	5/10/28	USD	550,000	(57,242)	37,569	(94,811)

						$(781,332)	$(30,168)	$(751,164)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2022, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contract:

Centrally Cleared — Credit Default Swaps on Corporate Issue — Sell Protection (1)

Reference Obligation & Rating†	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	ImpliedCredit Spread at 8/31/22 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Depreciation
General Electric Co., BBB+	1.000%	12/20/23	3-Month	0.006%	USD	100,000	$655	$981	$(326)

†	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2022, Inflation-Linked Fixed Income Fund deposited cash collateral with brokers in the amount of $490,000 for open centrally cleared swap contracts.

At August 31, 2022, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $280,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
CAD	— Canadian Dollar	BNP	— BNP Paribas SA
DKK	— Danish Krone	DUB	— Deutsche Bank AG
EUR	— Euro	HSBC	— HSBC Bank USA
GBP	— British Pound	JPM	— JPMorgan Chase & Co.
JPY	— Japanese Yen	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
NOK	— Norwegian Krone	SCB	— Standard Chartered Bank
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand
USD	— United States Dollar

See pages 304-305 for definitions of ratings.

At August 31, 2022, Inflation-Linked Fixed Income Fund was involved in following sale-buyback transaction:

Counterparty	Borrowing Date	Maturity Date	Borrowing Rate	Amount Borrowed
BNP Paribas SA	8/12/22	9/19/22	2.377%	$4,030,523

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

CORPORATE BONDS & NOTES — 50.3%

Aerospace/Defense — 1.7%
			Boeing Co. (The), Senior Unsecured Notes:
$3,727,000		BBB-	4.508% due 5/1/23	$3,736,892
100,000		BBB-	1.875% due 6/15/23	98,469
5,100,000		BBB-	1.433% due 2/4/24	4,893,192

			Total Aerospace/Defense	8,728,553

Agriculture — 1.4%
			BAT Capital Corp., Company Guaranteed Notes:
3,400,000		BBB+	3.222% due 8/15/24	3,323,709
1,200,000		BBB+	2.789% due 9/6/24	1,163,852
			Imperial Brands Finance PLC, Company Guaranteed Notes:
1,100,000		BBB	3.125% due 7/26/24(a)	1,059,356
700,000		BBB	3.500% due 7/26/26(a)	649,717
600,000		BBB+	Reynolds American Inc., Company Guaranteed Notes, 4.450% due 6/12/25	594,945

			Total Agriculture	6,791,579

Auto Manufacturers — 5.1%
			Ford Motor Credit Co. LLC, Senior Unsecured Notes:
2,700,000		BB+	3.350% due 11/1/22	2,696,632
400,000		BB+	3.370% due 11/17/23	390,324
			General Motors Financial Co., Inc.:
1,600,000		BBB	Company Guaranteed Notes, 3.950% due 4/13/24	1,589,037
			Senior Unsecured Notes:
1,000,000		BBB	4.150% due 6/19/23	999,696
2,000,000		BBB	3.495% (SOFR + 1.200%) due 11/17/23(b)	1,993,087
1,500,000		BBB	5.100% due 1/17/24	1,514,003
			Hyundai Capital America, Senior Unsecured Notes:
1,500,000		BBB+	0.800% due 4/3/23(a)	1,469,632
1,200,000		BBB+	5.750% due 4/6/23	1,210,044
1,000,000		BBB+	5.750% due 4/6/23(a)	1,008,370
2,000,000		BBB+	0.875% due 6/14/24(a)	1,873,102
			Nissan Motor Acceptance Co. LLC, Senior Unsecured Notes:
2,800,000		BBB-	2.924% (3-Month USD-LIBOR + 0.690%) due 9/28/22(a)(b)	2,798,724
1,000,000		BBB-	3.875% due 9/21/23(a)	993,461
1,500,000		BBB-	Nissan Motor Co., Ltd., Senior Unsecured Notes, 3.043% due 9/15/23(a)	1,474,010
4,974,000		BBB	Stellantis NV, Senior Unsecured Notes, 5.250% due 4/15/23	5,002,377
710,000	AUD	BBB+	Volkswagen Financial Services Australia Pty Ltd., Company Guaranteed Notes, 2.922% (3-Month Australian Bank Bill + 1.300%) due 9/14/22(b)	485,867

			Total Auto Manufacturers	25,498,366

Banks — 21.3%
200,000	AUD	A	ADCB Finance Cayman Ltd., Company Guaranteed Notes, 3.589% (3-Month Australian Bank Bill + 1.380%) due 10/25/22(b)	136,963
			Aozora Bank Ltd., Senior Unsecured Notes:
700,000		BBB+	2.550% due 9/9/22	699,843
1,000,000		BBB+	1.050% due 9/9/24	931,486
800,000		A	Banco Bilbao Vizcaya Argentaria SA, Senior Unsecured Notes, 0.875% due 9/18/23	773,021
1,000,000	AUD	A-	Banco Santander SA, Senior Unsecured Notes, 3.841% (3-Month Australian Bank Bill + 1.650%) due 1/19/23(b)	685,625
1,200,000		BBB+	Bangkok Bank PCL, Senior Unsecured Notes, 3.875% due 9/27/22	1,200,147
3,000,000		A-	Bank of America Corp., Senior Unsecured Notes, 3.004% (3-Month USD-LIBOR + 0.790%) due 12/20/23(b)	2,989,457

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Banks — 21.3% — (continued)
$4,886,000		BBB	Barclays PLC, Senior Unsecured Notes, 4.302% (3-Month USD-LIBOR + 1.380%) due 5/16/24(b)	$4,877,599
			BNP Paribas SA, Senior Unsecured Notes:
1,000,000		A-	3.800% due 1/10/24(a)	993,732
400,000	AUD	A-	4.218% (3-Month Australian Bank Bill + 1.750%) due 2/28/24(b)	275,402
2,325,000		A-	3.375% due 1/9/25(a)	2,257,062
200,000		A-	4.705% (3-Month USD-LIBOR + 2.235%) due 1/10/25(a)(b)	199,675
			Citigroup Inc., Senior Unsecured Notes:
2,100,000		BBB+	3.010% (3-Month USD-LIBOR + 1.430%) due 9/1/23(b)	2,100,000
760,000	AUD	BBB+	4.011% (3-Month Australian Bank Bill + 1.720%) due 10/27/23(b)	524,223
500,000		BBB+	4.042% (3-Month USD-LIBOR + 1.100%) due 5/17/24(b)	500,665
300,000		BBB+	4.105% (3-Month USD-LIBOR + 1.023%) due 6/1/24(b)	300,073
1,000,000		A-	Credit Agricole SA, Senior Unsecured Notes, 3.173% (3-Month USD-LIBOR + 1.050%) due 3/22/24(b)	1,001,552
2,500,000	AUD	A2(c)	Credit Suisse AG, Senior Unsecured Notes, 3.557% (3-Month Australian Bank Bill + 1.150%) due 5/26/23(b)	1,713,352
			Credit Suisse Group AG, Senior Unsecured Notes:
1,750,000		BBB	2.961% (3-Month USD-LIBOR + 1.240%) due 6/12/24(b)	1,739,899
2,000,000		BBB	2.961% (3-Month USD-LIBOR + 1.240%) due 6/12/24(a)(b)	1,988,456
			Danske Bank AS, Senior Unsecured Notes:
1,200,000		BBB+	2.781% (3-Month USD-LIBOR + 1.060%) due 9/12/23(b)	1,199,271
500,000		BBB+	2.781% (3-Month USD-LIBOR + 1.060%) due 9/12/23(a)(b)	499,696
1,000,000		BBB+	3.875% due 9/12/23(a)	991,024
3,731,000		BBB+	1.171% (1-Year CMT Index + 1.030%) due 12/8/23(a)(b)	3,692,234
600,000		BBB+	5.375% due 1/12/24	604,972
200,000		BBB+	5.375% due 1/12/24(a)	201,657
			Deutsche Bank AG, Senior Unsecured Notes:
300,000		BBB-	4.112% (3-Month USD-LIBOR + 1.190%) due 11/16/22(b)	300,084
790,000	AUD	BBB-	3.521% (3-Month Australian Bank Bill + 1.400%) due 1/30/23(b)	540,206
1,100,000		BBB-	3.950% due 2/27/23	1,097,036
400,000		BBB-	4.273% (3-Month USD-LIBOR + 1.230%) due 2/27/23(b)	399,839
1,800,000		A-	0.962% due 11/8/23	1,729,850
2,100,000		BBB-	2.222% (SOFR + 2.159%) due 9/18/24(b)	2,026,577
900,000		A-	Deutsche Bank AG, (Restricted, cost – $877,963, acquired 3/31/22), Senior Unsecured Notes, 0.898% due 5/28/24(d)	846,607
1,700,000	AUD	AA-	First Abu Dhabi Bank PJSC, Senior Unsecured Notes, 3.417% (3-Month Australian Bank Bill + 1.100%) due 2/18/25(b)	1,158,472
			Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
1,000,000		BBB+	3.708% (3-Month USD-LIBOR + 0.750%) due 2/23/23(b)	1,000,430
3,000,000	AUD	BBB+	3.504% (3-Month Australian Bank Bill + 1.200%) due 5/16/23(b)	2,061,731
1,000,000	AUD	BBB+	3.732% (3-Month Australian Bank Bill + 1.550%) due 5/2/24(b)	688,862
1,000,000		BBB+	0.925% (SOFR + 0.486%) due 10/21/24(b)	957,780
1,000,000		A+	Hana Bank, Senior Unsecured Notes, 3.566% (3-Month USD-LIBOR + 0.800%) due 7/26/23(b)	1,002,890
			HSBC Holdings PLC, Senior Unsecured Notes:
1,000,000	AUD	A-	3.404% (3-Month Australian Bank Bill + 1.100%) due 2/16/24(b)	683,874
5,900,000		A-	2.951% (3-Month USD-LIBOR + 1.230%) due 3/11/25(b)	5,880,685
1,900,000		A-	ING Groep NV, Senior Unsecured Notes, 3.024% (SOFR + 1.010%) due 4/1/27(b)	1,824,429
			JPMorgan Chase & Co., Senior Unsecured Notes:
3,300,000		A-	3.673% (3-Month USD-LIBOR + 0.890%) due 7/23/24(b)	3,296,994
600,000		A-	2.720% (SOFR + 0.765%) due 9/22/27(b)	579,365
			Lloyds Banking Group PLC, Senior Unsecured Notes:
4,000,000	AUD	BBB+	3.136% (3-Month Australian Bank Bill + 1.300%) due 3/20/23(b)	2,739,716
3,700,000	AUD	BBB+	2.636% (3-Month Australian Bank Bill + 1.400%) due 3/7/25(b)	2,510,279

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Banks — 21.3% — (continued)
			Mizuho Financial Group Inc., Senior Unsecured Notes:
$2,900,000		A-	2.571% (3-Month USD-LIBOR + 0.850%) due 9/13/23(b)	$2,900,125
3,800,000		A-	3.627% (3-Month USD-LIBOR + 0.630%) due 5/25/24(b)	3,785,495
300,000		BBB	NatWest Group PLC, Senior Unsecured Notes, 3.747% (3-Month USD-LIBOR + 1.550%) due 6/25/24(b)	300,039
1,000,000		A-	NatWest Markets PLC, Senior Unsecured Notes, 3.405% (SOFR + 1.450%) due 3/22/25(a)(b)	1,001,590
			Nordea Bank Abp, Senior Unsecured Notes:
1,200,000		A	3.983% (3-Month USD-LIBOR + 0.940%) due 8/30/23(a)(b)	1,204,966
600,000		AA-	2.695% (SOFR + 0.960%) due 6/6/25(a)(b)	598,481
			QNB Finance Ltd., Company Guaranteed Notes:
500,000	AUD	A	3.932% (3-Month Australian Bank Bill + 1.750%) due 2/1/23(b)	343,163
4,200,000		A	3.346% (3-Month USD-LIBOR + 1.250%) due 3/21/24(b)	4,208,526
4,276,000		BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 3.400% due 1/18/23	4,263,993
			Societe Generale SA, Senior Unsecured Notes:
2,200,000		BBB	3.875% due 3/28/24(a)	2,169,411
2,300,000		BBB	2.625% due 1/22/25(a)	2,169,622
800,000		BBB	3.268% (SOFR + 1.050%) due 1/21/26(a)(b)	776,726
			Standard Chartered PLC, Senior Unsecured Notes:
400,000		BBB+	1.319% (1-Year CMT Index + 1.170%) due 10/14/23(a)(b)	398,320
500,000		BBB+	3.885% (3-Month USD-LIBOR + 1.080%) due 3/15/24(a)(b)	497,371
1,700,000		BBB+	3.785% (3-Month USD-LIBOR + 1.560%) due 5/21/25(a)(b)	1,660,991
3,000,000		BBB+	3.784% (SOFR + 1.740%) due 3/30/26(a)(b)	2,984,378
7,700,000	AUD	A-	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes, 3.441% (3-Month Australian Bank Bill + 1.250%) due 10/16/24(b)	5,272,076
500,000		A	Sumitomo Mitsui Trust Bank Ltd., Senior Unsecured Notes, 0.800% due 9/16/24(a)	464,847
5,600,000	AUD	A+	UBS AG, Senior Unsecured Notes, 2.991% (3-Month Australian Bank Bill + 0.870%) due 7/30/25(b)	3,825,140
5,200,000	CAD	BBB+	Wells Fargo & Co., (Restricted, cost – $4,286,016, acquired 2/11/21), Senior Unsecured Notes, 2.509% due 10/27/23(d)	3,857,361
1,000,000	CAD	BBB+	Wells Fargo & Co., (Restricted, cost – $797,484, acquired 10/6/20), Senior Unsecured Notes, 3.184% due 2/8/24(d)	744,013

			Total Banks	107,829,426

Beverages — 0.2%
900,000		BBB-	JDE Peet’s NV, Company Guaranteed Notes, 0.800% due 9/24/24(a)	830,886

Commercial Services — 1.2%
2,500,000		BBB+	RELX Capital Inc., Company Guaranteed Notes, 3.500% due 3/16/23	2,493,451
5,000,000	AUD	BBB	Transurban Queensland Finance Pty Ltd., Senior Secured Notes, 3.793% (3-Month Australian Bank Bill + 2.050%) due 12/16/24(b)	3,501,570

			Total Commercial Services	5,995,021

Computers — 1.3%
1,626,000		BBB	Dell International LLC/EMC Corp., Senior Unsecured Notes, 5.450% due 6/15/23	1,643,291
5,000,000		BBB-	Leidos Inc., Company Guaranteed Notes, 2.950% due 5/15/23	4,955,898

			Total Computers	6,599,189

Diversified Financial Services — 5.9%
5,300,000		BBB	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 4.500% due 9/15/23	5,275,717
			Aircastle Ltd., Senior Unsecured Notes:
1,300,000		BBB-	5.000% due 4/1/23	1,299,752
800,000		BBB-	4.400% due 9/25/23	795,166
1,200,000		BBB-	Ally Financial Inc., Senior Unsecured Notes, 3.050% due 6/5/23	1,191,473
2,000,000		BBB-	Aviation Capital Group LLC, Senior Unsecured Notes, 3.875% due 5/1/23(a)	1,975,005

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Diversified Financial Services — 5.9% — (continued)
			Avolon Holdings Funding Ltd., Company Guaranteed Notes:
$500,000		BBB-	5.500% due 1/15/23(a)	$500,087
900,000		BBB-	5.125% due 10/1/23(a)	890,506
1,495,000		BBB-	BGC Partners Inc., Senior Unsecured Notes, 5.375% due 7/24/23	1,503,400
400,000		A-	BOC Aviation Ltd., Senior Unsecured Notes, 3.322% (3-Month USD-LIBOR + 1.125%) due 9/26/23(a)(b)	399,702
2,500,000		BBB-	Cantor Fitzgerald LP, Senior Unsecured Notes, 4.875% due 5/1/24(a)	2,487,184
800,000		BBB-	LeasePlan Corp. NV, Senior Unsecured Notes, 2.875% due 10/24/24(a)	762,604
			Mitsubishi HC Capital Inc., Senior Unsecured Notes:
500,000		A-	2.652% due 9/19/22(a)	499,740
4,118,000		A-	3.960% due 9/19/23(a)	4,100,092
1,200,000		B+	Navient Corp., Senior Unsecured Notes, 5.500% due 1/25/23	1,195,408
			Nomura Holdings Inc., Senior Unsecured Notes:
4,500,000		BBB+	2.648% due 1/16/25	4,289,303
1,100,000		BBB+	1.851% due 7/16/25	1,013,304
1,000,000		BBB-	Park Aerospace Holdings Ltd., Company Guaranteed Notes, 4.500% due 3/15/23(a)	994,512
400,000		BBB-	Synchrony Financial, Senior Unsecured Notes, 4.375% due 3/19/24	398,693

			Total Diversified Financial Services	29,571,648

Electric — 2.6%
			Ausgrid Finance Pty Ltd., Senior Secured Notes:
1,704,000		BBB	3.850% due 5/1/23(a)	1,697,843
1,200,000	AUD	Baa1(c)	3.341% (3-Month Australian Bank Bill + 1.220%) due 10/30/24(b)	820,803
1,000,000	AUD	Baa1(c)	3.750% due 10/30/24	671,210
			Enel Finance International NV:
1,000,000		BBB+	Company Guaranteed Notes, 2.650% due 9/10/24	960,243
300,000		BBB+	Senior Unsecured Notes, 4.250% due 6/15/25(a)	294,387
200,000		BBB+	Iberdrola International BV, Company Guaranteed Notes, 5.810% due 3/15/25	208,047
			Israel Electric Corp., Ltd., Senior Secured Notes:
400,000		BBB+	6.875% due 6/21/23	408,898
600,000		BBB+	5.000% due 11/12/24(a)	605,591
2,900,000	AUD	Aa2(c)	Korea Southern Power Co., Ltd., Senior Unsecured Notes, 3.091% (3-Month Australian Bank Bill + 0.970%) due 10/30/24(b)	1,981,550
			Pacific Gas & Electric Co., 1st Mortgage Notes:
1,400,000		BBB-	4.250% due 8/1/23	1,394,258
500,000		BBB-	3.850% due 11/15/23	495,326
300,000		BBB-	3.750% due 2/15/24	296,204
100,000		BBB-	3.400% due 8/15/24	96,554
5,000,000	AUD	A-	Victoria Power Networks Finance Pty Ltd., 2.884% (3-Month Australian Bank Bill + 0.500%) due 8/23/24(b)	3,388,379

			Total Electric	13,319,293

Electronics — 0.3%
1,500,000		BBB-	TD SYNNEX Corp., Senior Unsecured Notes, 1.250% due 8/9/24	1,394,309

Entertainment — 0.2%
			Magallanes Inc., Company Guaranteed Notes:
500,000		BBB-	3.428% due 3/15/24(a)	489,207
700,000		BBB-	3.662% (SOFR + 1.780%) due 3/15/24(a)(b)	699,910

			Total Entertainment	1,189,117

Food — 0.2%
1,000,000		BBB-	Barry Callebaut Services NV, Company Guaranteed Notes, 5.500% due 6/15/23	1,004,580

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Healthcare — Products — 0.2%
$1,000,000		BBB	Baxter International Inc., Senior Unsecured Notes, 2.556% (SOFR + 0.260%) due 12/1/23(b)	$992,951

Healthcare — Services — 0.4%
2,100,000		BBB-	HCA Inc., Company Guaranteed Notes, 5.000% due 3/15/24	2,115,694

Holding Companies — Diversified — 0.2%
843,000		A	Hutchison Whampoa International 12 II Ltd., Company Guaranteed Notes, 3.250% due 11/8/22	842,682

Housewares — 0.0%
200,000		BBB-	Newell Brands Inc., Senior Unsecured Notes, 4.100% due 4/1/23	199,510

Insurance — 0.6%
200,000		A+	Athene Global Funding, Secured Notes, 3.121% (3-Month USD-LIBOR + 0.730%) due 1/8/24(a)(b)	197,613
200,000		A-	CNO Global Funding, Secured Notes, 1.650% due 1/6/25(a)	186,652
			GA Global Funding Trust:
400,000		A-	Secured Notes, 1.625% due 1/15/26(a)	358,664
2,400,000		A-	Senior Secured Notes, 1.250% due 12/8/23(a)	2,301,900

			Total Insurance	3,044,829

Investment Companies — 0.1%
400,000		Baa3(c)	FS KKR Capital Corp., Senior Unsecured Notes, 1.650% due 10/12/24	368,987

Lodging — 0.2%
			Hyatt Hotels Corp., Senior Unsecured Notes:
200,000		BB+	3.375% due 7/15/23	198,456
900,000		BB+	3.102% (SOFR + 1.050%) due 10/1/23(b)	892,376

			Total Lodging	1,090,832

Machinery — Diversified — 0.5%
1,113,000		BBB	CNH Industrial Capital LLC, Company Guaranteed Notes, 1.950% due 7/2/23	1,090,058
1,300,000		BBB	CNH Industrial NV, Senior Unsecured Notes, 4.500% due 8/15/23	1,303,476

			Total Machinery – Diversified	2,393,534

Media — 1.2%
6,189,000		BBB-	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.432% (3-Month USD-LIBOR + 1.650%) due 2/1/24(b)	6,226,627

Oil & Gas — 0.2%
1,000,000		A1(c)	Saudi Arabian Oil Co., Senior Unsecured Notes, 2.875% due 4/16/24	981,660

Packaging & Containers — 0.6%
			Berry Global Inc., Senior Secured Notes:
2,200,000		BBB-	0.950% due 2/15/24	2,084,937
1,114,000		BBB-	4.875% due 7/15/26(a)	1,086,098

			Total Packaging & Containers	3,171,035

Pipelines — 0.9%
4,500,000		BBB	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.625% due 4/15/23	4,526,355

Real Estate — 0.0%
200,000	AUD	BBB+	Aroundtown SA, Senior Unsecured Notes, 4.500% due 5/14/25	132,795

Retail — 0.5%
2,500,000		A	7-Eleven Inc., Senior Unsecured Notes, 0.800% due 2/10/24(a)	2,379,615

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Savings & Loans — 0.3%
			Nationwide Building Society, Senior Unsecured Notes:
$500,000		BBB+	3.766% (3-Month USD-LIBOR + 1.064%) due 3/8/24(a)(b)	$498,237
1,000,000		BBB+	4.363% (3-Month USD-LIBOR + 1.392%) due 8/1/24(a)(b)	993,066

			Total Savings & Loans	1,491,303

Semiconductors — 0.5%
1,000,000		Baa2(c)	Microchip Technology Inc., Senior Secured Notes, 4.333% due 6/1/23	1,001,831
			SK Hynix Inc., Senior Unsecured Notes:
700,000		BBB-	1.000% due 1/19/24	664,054
1,100,000		BBB-	1.000% due 1/19/24(a)	1,043,513

			Total Semiconductors	2,709,398

Software — 0.1%
500,000		BBB-	VMware Inc., Senior Unsecured Notes, 1.000% due 8/15/24	468,886

Telecommunications — 2.2%
3,900,000	AUD	BBB	AT&T Inc., Senior Unsecured Notes, 3.106% (3-Month Australian Bank Bill + 1.250%) due 9/19/23(b)	2,678,694
1,000,000	CAD	BBB	AT&T Inc., (Restricted, cost – $794,831, acquired 10/5/20), Senior Unsecured Notes, 2.850% due 5/25/24(d)	739,130
400,000		Baa2(c)	SES SA, Company Guaranteed Notes, 3.600% due 4/4/23(a)	395,490
700,000		BBB-	T-Mobile USA Inc., Senior Unsecured Notes, 3.500% due 4/15/25	684,199
7,600,000	AUD	BBB+	Verizon Communications Inc., Senior Unsecured Notes, 3.509% (3-Month Australian Bank Bill + 1.220%) due 2/17/23(b)	5,208,435
2,280,000	AUD	BBB	Vodafone Group PLC, Senior Unsecured Notes, 2.672% (3-Month Australian Bank Bill + 1.050%) due 12/13/22(b)	1,561,024

			Total Telecommunications	11,266,972

Transportation — 0.0%
200,000		BBB-	Pacific National Finance Pty Ltd., Company Guaranteed Notes, 6.000% due 4/7/23	201,382

Trucking & Leasing — 0.2%
			SMBC Aviation Capital Finance DAC, Company Guaranteed Notes:
500,000		A-	4.125% due 7/15/23(a)	496,279
700,000		A-	3.550% due 4/15/24(a)	680,900

			Total Trucking & Leasing	1,177,179

			TOTAL CORPORATE BONDS & NOTES (Cost — $263,032,126)	254,534,193

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.3%
97,546		Aaa(c)	A10 Bridge Asset Financing LLC, Series 2020-C, Class A, 2.021% due 8/15/40(a)	96,360
425,827		B-	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1, 3.224% (1-Month USD-LIBOR + 0.780%) due 4/25/34(b)	402,887
105,137		Aaa(c)	AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 3.463% (3-Month USD-LIBOR + 0.980%) due 4/14/29(a)(b)	104,240
2,000,000		Aaa(c)	Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ARR, 3.562% (3-Month USD-LIBOR + 1.050%) due 7/15/30(a)(b)	1,974,944
300,000		Aaa(c)	ARES L CLO Ltd., Series 2018-50A, Class AR, 3.562% (3-Month USD-LIBOR + 1.050%) due 1/15/32(a)(b)	294,563
128,795		AAA	Atlas Senior Loan Fund IX Ltd., Series 2018-9A, Class A, 3.580% (3-Month USD-LIBOR + 0.870%) due 4/20/28(a)(b)	128,478
700,000		AAA	Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class A, 3.341% (1-Month USD-LIBOR + 0.950%) due 6/15/35(a)(b)	683,416
1,345,411	GBP	AAA	Avon Finance No 2 PLC, Series 2A, Class A, 2.302% (3-Month Sterling Overnight Index Average + 0.900%) due 9/20/48(a)(b)	1,555,006

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.3% — (continued)
1,200,000	EUR	Aaa(c)	Bain Capital Euro CLO DAC, Series 2018-2A, Class AR, 0.740% (3-Month EURIBOR + 0.740%) due 1/20/32(a)(b)	$1,180,163
			BAMLL Commercial Mortgage Securities Trust:
$500,000		AAA	Series 2019-AHT, Class A, 3.591% (1-Month USD-LIBOR + 1.200%) due 3/15/34(a)(b)	490,302
400,000		Aaa(c)	Series 2019-RLJ, Class A, 3.441% (1-Month USD-LIBOR + 1.050%) due 4/15/36(a)(b)	394,097
407,488		BBB-	Bear Stearns Asset Backed Securities I Trust, Series 2005-CL1, Class A2, 1.817% (1-Month USD-LIBOR + 0.500%) due 9/25/34(b)	393,060
1,000,000		Aaa(c)	Benefit Street Partners Clo XII Ltd., Series 2017-12A, Class A1R, 3.462% (3-Month USD-LIBOR + 0.950%) due 10/15/30(a)(b)	984,475
1,200,000		Aaa(c)	Birch Grove CLO Ltd., Series 19A, Class AR, 2.959% (3-Month USD-LIBOR + 1.130%) due 6/15/31(a)(b)	1,177,673
968,949	EUR	AAA	Black Diamond CLO Ltd., Series 2017-2A, Class A1, 0.860% (3-Month EURIBOR + 0.860%) due 1/20/32(a)(b)	965,839
93,255		Aaa(c)	Brass NO 8 PLC, Series 8A, Class A1, 3.622% (3-Month USD-LIBOR + 0.700%) due 11/16/66(a)(b)	93,249
1,963,516	EUR	AAA	Bruegel 2021 DAC, Series 2021-1A, Class A, 0.800% (3-Month EURIBOR + 0.800%) due 5/22/31(a)(b)	1,901,940
2,000,000		NR	BWAY Mortgage Trust, Series 2021-1450, Class A, 3.641% (1-Month USD-LIBOR + 1.250%) due 9/15/36(a)(b)	1,929,656
1,500,000		Aaa(c)	BXMT Ltd., Series 2020-FL3, Class A, 3.497% (SOFR + 1.514%) due 11/15/37(a)(b)	1,481,522
624,164	GBP	Aaa(c)	Canterbury Finance No 1 PLC, Series 1, Class A2, 2.470% (3-Month Sterling Overnight Index Average + 1.350%) due 5/16/56(b)	724,895
3,200,000		Aaa(c)	CIFC Funding Ltd., Series 2017-4A, Class A1R, 3.733% (3-Month USD-LIBOR + 0.950%) due 10/24/30(a)(b)	3,154,262
2,700,000		AAA	Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A, 3.571% (1-Month USD-LIBOR + 1.180%) due 10/15/36(a)(b)	2,598,080
1,659,426		Aaa(c)	Citigroup Mortgage Loan Trust, Series 2021-INV3, Class A11, 3.033% (SOFR + 0.850%) due 5/25/51(a)(b)	1,575,482
			COMM Mortgage Trust:
31,518		Aaa(c)	Series 2013-CR6, Class A3FL, 3.030% (1-Month USD-LIBOR + 0.630%) due 3/10/46(a)(b)	31,518
2,100,000		NR	Series 2021-2400, Class A, 3.692% (1-Month USD-LIBOR + 1.300%) due 12/15/38(a)(b)	2,020,169
825,743		NR	Credit Suisse Commercial Mortgage Capital Trust, Series 2021-RPL4, Class A1, 1.796% due 12/27/60(a)(b)	778,566
263,001		AAA	CSMC Trust, Series 2021-INV1, Class A11, 2.314% (SOFR + 0.800%) due 7/25/56(a)(b)	248,012
137,857		B-	CWABS Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M1, 3.299% (1-Month USD-LIBOR + 0.855%) due 8/25/34(b)	135,804
1,300,000	EUR	AAA	Dryden 27 Euro CLO DAC, Series 2017-27A, Class AR, 0.660% (3-Month EURIBOR + 0.660%) due 4/15/33(a)(b)	1,263,496
557,686		AAA	Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3, 3.532% (3-Month USD-LIBOR + 1.020%) due 4/15/29(a)(b)	552,799
1,500,000	EUR	AAA	Dryden 52 Euro CLO DAC, Series 2017-52A, Class AR, 0.860% (3-Month EURIBOR + 0.860%) due 5/15/34(a)(b)	1,458,087
3,000,000		Aaa(c)	Elevation CLO Ltd., Series 2017-8A, Class A1R2, 3.733% (3-Month USD-LIBOR + 0.950%) due 10/25/30(a)(b)	2,950,623
2,087,155		Aaa(c)	Extended Stay America Trust, Series 2021-ESH, Class A, 3.472% (1-Month USD-LIBOR + 1.080%) due 7/15/38(a)(b)	2,047,874
			Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
558,248		NR	Series 4344, Class FA, 2.163% (1-Month USD-LIBOR + 0.450%) due 12/15/37(b)	552,959
875,729		NR	Series 4351, Class FA, 2.163% (1-Month USD-LIBOR + 0.450%) due 5/15/38(b)	865,369
1,374,004		NR	Series 4906, Class WF, 2.113% (1-Month USD-LIBOR + 0.400%) due 12/15/38(b)	1,366,998
991,685		NR	Federal National Mortgage Association (FNMA), REMICS, Series 2017-108, Class AF, 2.744% (1-Month USD-LIBOR + 0.300%) due 1/25/48(b)	984,507
163,245		BBB+	Finance America Mortgage Loan Trust, Series 2004-2, Class M1, 3.269% (1-Month USD-LIBOR + 0.825%) due 8/25/34(b)	157,152

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.3% — (continued)
			Finsbury Square PLC:
1,205,500	GBP	AAA(e)	Series 2020-1A, Class A, 1.565% (3-Month Sterling Overnight Index Average + 0.800%) due 3/16/70(a)(b)	$1,397,613
2,788,501	GBP	(P)AAA	Series 2021-1GRA, Class AGRN, 2.019% (3-Month Sterling Overnight Index Average + 0.650%) due 12/16/67(a)(b)	3,165,306
$700,000		AAA	Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Class A2, 2.991% (1-Month USD-LIBOR + 0.600%) due 9/15/24(b)	700,014
225,154		BBB-	Fremont Home Loan Trust, Series 2005-A, Class M3, 3.179% (1-Month USD-LIBOR + 0.735%) due 1/25/35(b)	219,976
600,000		Aaa(c)	Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 3.602% (3-Month USD-LIBOR + 1.090%) due 7/15/31(a)(b)	590,126
			GCAT Trust:
856,523		AAA	Series 2021-NQM3, Class A1, 1.091% due 5/25/66(a)(b)	758,605
1,023,708		AAA(e)	Series 2022-HX1, Class A1, 2.885% due 12/27/66(a)(b)	955,055
2,700,000		Aaa(c)	Goldentree Loan Management US CLO 2 Ltd., Series 2017-2A, Class AR, 3.620% (3-Month USD-LIBOR + 0.910%) due 11/20/30(a)(b)	2,659,816
			Government National Mortgage Association (GNMA):
1,545,439		NR	Series 2016-H06, Class FD, 2.718% (1-Month USD-LIBOR + 0.920%) due 7/20/65(b)	1,545,970
1,163,552		NR	Series 2017-H15, Class FE, 3.575% (1-Year USD-LIBOR + 0.800%) due 7/20/67(b)	1,160,910
81,144		NR	Series 2020-17, Class EU, 2.500% due 10/20/49	76,110
62,836		NR	Series 2020-21, Class AC, 2.500% due 1/20/49	59,670
3,534,552		NR	Series 2021-97, Class FA, 2.458% (SOFR + 0.400%) due 6/20/51(b)	3,245,473
3,643,268		NR	Series 2021-122, Class FA, 2.458% (SOFR + 0.400%) due 7/20/51(b)	3,333,400
1,000,000		Aaa(c)	Greystone CRE Notes Ltd., Series 2019-FL2, Class A, 3.571% (1-Month USD-LIBOR + 1.180%) due 9/15/37(a)(b)	995,512
2,500,000		(P)Aaa(c)	GS Mortgage Securities Corp. II, Series 2022-GTWY, Class A, 5.688% (30-Day SOFR + 3.400%) due 9/15/27(a)(b)	2,523,743
140,159		Aaa(c)	GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648% due 1/10/47	139,224
1,594,389		AAA(e)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.750% due 12/25/60(a)(b)	1,509,849
			GS Mortgage-Backed Securities Trust:
802,950		Aaa(c)	Series 2021-GR2, Class A9, 3.033% (SOFR + 0.850%) due 2/25/52(a)(b)	756,940
270,822		Aaa(c)	Series 2021-INV1, Class A9, 3.033% (SOFR + 0.850%) due 12/25/51(a)(b)	255,320
1,600,000	EUR	Aaa(c)	Harvest CLO XVI DAC, Series 2016-A, Class ARR, 0.640% (3-Month EURIBOR + 0.640%) due 10/15/31(a)(b)	1,558,106
500,000	EUR	Aaa(c)	Harvest CLO XXI DAC, Series 2021-A, Class A1R, 0.760% (3-Month EURIBOR + 0.760%) due 7/15/31(a)(b)	488,589
27,910		AAA	Homeward Opportunities Fund I Trust, Series 2020-2, Class A1, 1.657% due 5/25/65(a)(b)	27,691
73,986		CCC	Impac CMB Trust, Series 2004-10, Class 1A1, 3.084% (1-Month USD-LIBOR + 0.640%) due 3/25/35(b)	69,565
265,114		A-	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-FL12, Class A, 3.841% (1-Month USD-LIBOR + 1.450%) due 12/15/31(a)(b)	262,763
			JP Morgan Mortgage Trust:
214,875		Aaa(c)	Series 2019-INV3, Class A3, 3.500% due 5/25/50(a)(b)	203,525
345,973		Aaa(c)	Series 2021-12, Class A11, 3.033% (SOFR + 0.850%) due 2/25/52(a)(b)	326,118
1,440,095	EUR	AAA	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.519% (0.800% – 3-Month EURIBOR) due 12/15/29(a)(f)	1,430,390
800,000	EUR	AAA	Kinbane DAC, Series 2022-RPL1A, Class A, zero coupon (1-Month EURIBOR + 0.850%) due 9/25/62(a)(b)	780,849
2,700,000		Aaa(c)	KKR CLO 18 Ltd., Series 18, Class AR, 3.680% (3-Month USD-LIBOR + 0.940%) due 7/18/30(a)(b)	2,660,585
1,700,000	EUR	Aaa(c)	Laurelin DAC, Series 2016-1A, Class ARR, 0.720% (3-Month EURIBOR + 0.720%) due 10/20/31(a)(b)	1,666,171
162,190		AAA	LCM XIII LP, Series 13A, Class AR3, 3.608% (3-Month USD-LIBOR + 0.870%) due 7/19/27(a)(b)	160,141

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.3% — (continued)
			Legacy Mortgage Asset Trust:
$345,503		NR	Series 2021-GS5, Class A1, step bond to yield, 2.250% due 7/25/67(a)	$322,336
364,272		NR	Series 2021-SL2, Class A, step bond to yield, 1.875% due 10/25/68(a)	328,925
97,348		NR	LL ABS Trust, Series 2021-1A, Class A, 1.070% due 5/15/29(a)	93,674
			LUXE Trust:
2,700,000		Aaa(c)	Series 2021-MLBH, Class A, 3.372% (1-Month USD-LIBOR + 0.980%) due 11/15/38(a)(b)	2,613,218
2,700,000		Aaa(c)	Series 2021-TRIP, Class A, 3.441% (1-Month USD-LIBOR + 1.050%) due 10/15/38(a)(b)	2,616,959
2,700,000		Aaa(c)	M360 Ltd., Series 2021-CRE3, Class A, 3.868% (1-Month USD-LIBOR + 1.500%) due 11/22/38(a)(b)	2,635,357
3,600,000	EUR	Aaa(c)	Man GLG Euro CLO V DAC, Series 5A, Class A1R, 0.690% (3-Month EURIBOR + 0.690%) due 12/15/31(a)(b)	3,546,748
46,833		AAA	Marathon CLO V Ltd., Series 2013-5A, Class A1R, 3.854% (3-Month USD-LIBOR + 0.870%) due 11/21/27(a)(b)	46,833
168,090		A	Mastr Asset Backed Securities Trust, Series 2004-OPT2, Class A1, 3.144% (1-Month USD-LIBOR + 0.700%) due 9/25/34(b)	161,687
853,859		Aaa(c)	MF1 Ltd., Series 2020-FL4, Class A, 4.111% (30-Day SOFR + 1.814%) due 11/15/35(a)(b)	850,920
891,086		Aaa(c)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A, 3.261% (30-Day SOFR + 0.964%) due 7/15/36(a)(b)	886,077
			MFA Trust:
275,141		AAA	Series 2020-NQM1, Class A1, 1.479% due 3/25/65(a)(b)	266,916
341,866		AAA	Series 2020-NQM2, Class A1, 1.381% due 4/25/65(a)(b)	328,070
1,770,208		AAA	MidOcean Credit CLO II, Series 2013-2A, Class ARR, 3.836% (3-Month USD-LIBOR + 1.030%) due 1/29/30(a)(b)	1,748,270
			Mill City Mortgage Loan Trust:
702,139		Aaa(c)	Series 2019-GS2, Class A1, 2.750% due 8/25/59(a)(b)	681,977
551,712		AAA(e)	Series 2021-NMR1, Class A1, 1.125% due 11/25/60(a)(b)	521,098
438,543		B-	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 3.344% (1-Month USD-LIBOR + 0.900%) due 5/25/34(b)(g)	420,952
750,739		Aaa(c)	Mountain View CLO LLC, Series 2017-1A, Class AR, 3.830% (3-Month USD-LIBOR + 1.090%) due 10/16/29(a)(b)	742,631
456,182		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3.275% (3-Month USD-LIBOR + 0.820%) due 10/13/27(a)(b)	454,912
2,700,000		Aaa(c)	Natixis Commercial Mortgage Securities Trust, Series 2021-APPL, Class A, 3.341% (1-Month USD-LIBOR + 0.950%) due 8/15/38(a)(b)	2,603,921
			New Residential Mortgage Loan Trust:
206,834		NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(a)(b)	204,429
62,776		AAA(e)	Series 2018-RPL1, Class A1, 3.500% due 12/25/57(a)(b)	61,480
1,678,936		Aaa(c)	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(a)(b)	1,607,155
1,536,000		Aaa(c)	Series 2020-RPL1, Class A1, 2.750% due 11/25/59(a)(b)	1,459,642
169,128		A+	NovaStar Mortgage Funding Trust, Series 2005-4, Class M1, 3.104% (1-Month USD-LIBOR + 0.660%) due 1/25/36(b)	167,258
476,878		NR	NYMT Loan Trust, Series 2021-SP1, Class A1, step bond to yield, 1.670% due 8/25/61(a)	437,266
1,800,000		AAA(e)	NYO Commercial Mortgage Trust, Series 2021-1290, Class A, 3.487% (1-Month USD-LIBOR + 1.095%) due 11/15/38(a)(b)	1,724,108
1,800,000	EUR	AAA	OCP Euro CLO DAC, Series 2020-4A, Class AR, 0.880% (3-Month EURIBOR + 0.880%) due 9/22/34(a)(b)	1,760,539
1,000,000		Aaa(c)	OZLM IX Ltd., Series 2014-9A, Class A1A3, 3.810% (3-Month USD-LIBOR + 1.100%) due 10/20/31(a)(b)	979,282
439,784	EUR	Aaa(c)	Palmer Square European Loan Funding DAC, Series 2021-1A, Class A, 0.780% (3-Month EURIBOR + 0.780%) due 4/15/31(a)(b)	431,030
2,350,228		Aaa(c)	Palmer Square Loan Funding Ltd., Series 2021-4A, Class A1, 3.312% (3-Month USD-LIBOR + 0.800%) due 10/15/29(a)(b)	2,319,694
1,000,000		Aaa(c)	Pawneee Equipment Receivables Series LLC, Series 2022-1, Class A2, 4.840% due 2/15/28(a)	996,037
316,078		AAA	Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class A-3, 2.913% (3-Month USD-LIBOR + 0.130%) due 10/25/36(b)	314,210

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.3% — (continued)
			PFP Ltd.:
$178,565		Aaa(c)	Series 2021-7, Class A, 3.241% (1-Month USD-LIBOR + 0.850%) due 4/14/38(a)(b)	$175,312
664,129		Aaa(c)	Series 2021-8, Class A, 3.387% (1-Month USD-LIBOR + 1.000%) due 8/9/37(a)(b)	641,451
128,932		NR	Pretium Mortgage Credit Partners I LLC, Series 2021-NPL1, Class A1, step bond to yield, 2.240% due 9/27/60(a)	123,449
1,480,064	GBP	AAA	Residential Mortgage Securities 32 PLC, Series 32A, Class A, 2.652% (3-Month Sterling Overnight Index Average + 1.250%) due 6/20/70(a)(b)	1,716,420
1,649,988		AAA	Resimac Bastille Trust, Series 2021-2NCA, Class A1A, 3.012% (1-Month USD-LIBOR + 0.650%) due 2/3/53(a)(b)	1,633,519
289,239	GBP	AAA	RMAC PLC, Series 2018-1, Class A, 2.160% (3-Month Sterling Overnight Index Average + 0.819%) due 6/12/46(b)	334,622
456,000	GBP	AAA	Silverstone Master Issuer PLC, Series 2019-1A, Class 2A, 2.329% (3-Month Sterling Overnight Index Average + 0.750%) due 1/21/70(a)(b)	530,398
550,809		Aaa(c)	Sound Point CLO XII Ltd., Series 2016-2A, Class AR2, 3.760% (3-Month USD-LIBOR + 1.050%) due 10/20/28(a)(b)	545,669
1,171,946		Aaa(c)	Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 3.773% (3-Month USD-LIBOR + 0.990%) due 1/23/29(a)(b)	1,161,688
494,758		B	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 3.119% (1-Month USD-LIBOR + 0.675%) due 6/25/35(b)	491,021
261,991		NR	Stonepeak ABS, Series 2021-1A, Class AA, 2.301% due 2/28/33(a)	243,819
385,242	GBP	AAA	Stratton Mortgage Funding, Series 2021-2A, Class A, 1.855% (3-Month Sterling Overnight Index Average + 0.900%) due 7/20/60(a)(b)	444,933
1,200,000		AAA	STWD Mortgage Trust, Series 2021-HTS, Class A, 3.441% (1-Month USD-LIBOR + 1.050%) due 4/15/34(a)(b)	1,171,523
600,000		AAA	TCW CLO Ltd., Series 2018-1A, Class A1R, 3.753% (3-Month USD-LIBOR + 0.970%) due 4/25/31(a)(b)	591,581
1,215,120		AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 3.423% (1-Month USD-LIBOR + 1.050%) due 11/11/34(a)(b)	1,185,225
121,967		NR	Theorem Funding Trust, Series 2021-1A, Class A, 1.210% due 12/15/27(a)	119,114
2,100,000		AAA	THL Credit Wind River CLO Ltd., Series 2019-3A, Class AR, 3.592% (3-Month USD-LIBOR + 1.080%) due 4/15/31(a)(b)	2,054,054
854,388	GBP	AAA	Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 2.474% (3-Month Sterling Overnight Index Average + 0.900%) due 7/20/45(a)(b)	991,579
2,461,620	GBP	AAA	Towd Point Mortgage Funding Auburn 14 PLC, Series 2020-A14X, Class A, 2.060% (3-Month Sterling Overnight Index Average + 0.900%) due 5/20/45(b)	2,849,564
364,399	GBP	AAA	Towd Point Mortgage Funding Granite 4 PLC, Series 2019-GR4X, Class A1, 2.718% (3-Month Sterling Overnight Index Average + 1.144%) due 10/20/51(b)	421,773
			Towd Point Mortgage Trust:
235,103		Aaa(c)	Series 2017-5, Class A1, 3.044% (1-Month USD-LIBOR + 0.600%) due 2/25/57(a)(b)	233,213
424,807		AAA(e)	Series 2018-3, Class A1, 3.750% due 5/25/58(a)(b)	413,300
256,777		Aaa(c)	Series 2019-HY2, Class A1, 3.444% (1-Month USD-LIBOR + 1.000%) due 5/25/58(a)(b)	253,321
299,641		Aaa(c)	Series 2019-HY3, Class A1A, 3.444% (1-Month USD-LIBOR + 1.000%) due 10/25/59(a)(b)	296,841
724,555		AAA(e)	Series 2020-1, Class A1, 2.710% due 1/25/60(a)(b)	696,875
2,149,263		AAA(e)	Series 2020-2, Class A1A, 1.636% due 4/25/60(a)(b)	1,959,637
1,570,895		AAA(e)	Series 2021-SJ2, Class A1A, 2.250% due 12/25/61(a)(b)	1,486,496
1,300,436	GBP	AAA	Trinity Square PLC, Series 2021-1A, Class A, 2.400% (3-Month Sterling Overnight Index Average + 0.850%) due 7/15/59(a)(b)	1,497,408
1,000,000		Aaa(c)	Venture 36 CLO Ltd., Series 2019-36A, Class A1AR, 3.840% (3-Month USD-LIBOR + 1.130%) due 4/20/32(a)(b)	976,590
558,930		Aaa(c)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.392% (3-Month USD-LIBOR + 0.880%) due 4/15/27(a)(b)	555,706
588,365		Aaa(c)	Venture XXVI CLO Ltd., Series 2017-26A, Class AR, 3.810% (3-Month USD-LIBOR + 1.100%) due 1/20/29(a)(b)	580,265

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.3% — (continued)
$113,820		Aaa(c)	VMC Finance LLC, Series 2019-FL3, Class A, 3.480% (1-Month USD-LIBOR + 1.100%) due 9/15/36(a)(b)	$112,611
387,155		AA	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1, 3.024% (1-Month USD-LIBOR + 0.580%) due 10/25/45(b)	369,622
456,299		Aaa(c)	Wellfleet CLO Ltd., Series 2015-1A, Class AR4, 3.600% (3-Month USD-LIBOR + 0.890%) due 7/20/29(a)(b)	450,459
			Wells Fargo Commercial Mortgage Trust:
400,000		Aaa(c)	Series 2013-LC12, Class A4, 4.218% due 7/15/46(b)	397,867
500,000		AAA	Series 2017-HSDB, Class A, 3.241% (1-Month USD-LIBOR + 0.850%) due 12/13/31(a)(b)	493,637

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $147,508,238)	137,915,820

ASSET-BACKED SECURITIES — 6.5%

Automobiles — 3.2%
2,367,596	CAD	AAA(e)	BMW Canada Auto Trust, Series 2022-1A, Class A1, 3.649% due 12/20/24(a)	1,792,374
3,000,000		AAA	Capital One Prime Auto Receivables Trust, Series 2022-2, Class A2A, 3.740% due 9/15/25	2,989,492
1,000,000		(P)AAA	Carvana Auto Receivables Trust, Series 2022-P3, Class A2, 4.420% due 12/10/25	999,900
			Ford Auto Securitization Trust:
767,435	CAD	Aaa(c)	Series 2020-AA, Class A2, 0.887% due 8/15/24(a)	577,343
3,500,000	CAD	AAA(e)	Series 2021-AA, Class A2, 1.162% due 10/15/25(a)	2,588,070
2,500,000		AAA	GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, 2.693% (SOFR + 0.710%) due 10/21/24(b)	2,500,736
300,000		Aaa(c)	Hertz Vehicle Financing III LLC, Series 2022-3A, Class A, 3.370% due 3/25/25(a)	294,131
2,500,000		AAA	Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, 2.480% (SOFR + 0.570%) due 8/15/25(b)	2,499,995
2,000,000		AAA	World Omni Auto Receivables Trust, Series 2022-C, Class A2, 3.730% due 3/16/26	1,992,894

			Total Automobiles	16,234,935

Credit Cards — 0.6%
3,000,000		Aaa(c)	Master Credit Card Trust II, Series 2018-1A, Class A, 2.858% (1-Month USD-LIBOR + 0.490%) due 7/21/24(a)(b)	3,001,943

Student Loans — 2.7%
			ECMC Group Student Loan Trust:
567,987		Aaa(c)	Series 2017-2A, Class A, 3.494% (1-Month USD-LIBOR + 1.050%) due 5/25/67(a)(b)	559,910
454,441		Aaa(c)	Series 2018-1A, Class A, 3.194% (1-Month USD-LIBOR + 0.750%) due 2/27/68(a)(b)	442,753
710,485		Aaa(c)	Series 2019-1A, Class A1B, 3.444% (1-Month USD-LIBOR + 1.000%) due 7/25/69(a)(b)	690,428
85,608		AAA	EFS Volunteer LLC, Series 2010-1, Class A2, 3.633% (3-Month USD-LIBOR + 0.850%) due 10/25/35(a)(b)	85,001
2,132,965		AAA	ELFI Graduate Loan Program LLC, Series 2021-A, Class A, 1.530% due 12/26/46(a)	1,915,423
			Navient Private Education Loan Trust:
24,169		Aaa(c)	Series 2015-AA, Class A2A, 2.650% due 12/15/28(a)	23,949
965,854		AAA	Series 2015-BA, Class A3, 3.841% (1-Month USD-LIBOR + 1.450%) due 7/16/40(a)(b)	961,807
			Navient Private Education Refi Loan Trust:
246,734		AAA	Series 2020-GA, Class A, 1.170% due 9/16/69(a)	226,204
2,489,658		Aaa(c)	Series 2021-FA, Class A, 1.110% due 2/18/70(a)	2,166,460
			Navient Student Loan Trust:
230,014		AAA	Series 2018-1A, Class A2, 2.794% (1-Month USD-LIBOR + 0.350%) due 3/25/67(a)(b)	229,524
290,315		AAA	Series 2018-2A, Class A2, 2.824% (1-Month USD-LIBOR + 0.380%) due 3/25/67(a)(b)	289,816
			Nelnet Student Loan Trust:
852,780		AA+	Series 2017-3A, Class A, 3.294% (1-Month USD-LIBOR + 0.850%) due 2/25/66(a)(b)	839,609
917,118		AA+	Series 2019-2A, Class A, 3.344% (1-Month USD-LIBOR + 0.900%) due 6/27/67(a)(b)	909,522
775,570		AA+	Series 2019-3A, Class A, 3.244% (1-Month USD-LIBOR + 0.800%) due 8/25/67(a)(b)	760,204
			SLC Student Loan Trust:
59,900		AAA	Series 2006-1, Class A5, 1.939% (3-Month USD-LIBOR + 0.110%) due 3/15/27(b)	59,881
358,690		AAA	Series 2007-1, Class A4, 2.965% (3-Month USD-LIBOR + 0.060%) due 5/15/29(b)	353,827

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Student Loans — 2.7% — (continued)
			SLM Student Loan Trust:
$539,991		AAA	Series 2004-10, Class A7B, 3.383% (3-Month USD-LIBOR + 0.600%) due 10/25/29(a)(b)	$535,005
334,003		AAA	Series 2005-5, Class A4, 2.923% (3-Month USD-LIBOR + 0.140%) due 10/25/28(b)	330,824
361,291		B	Series 2008-5, Class A4, 4.483% (3-Month USD-LIBOR + 1.700%) due 7/25/23(b)	359,018
565,901		B	Series 2008-7, Class A4, 3.683% (3-Month USD-LIBOR + 0.900%) due 7/25/23(b)	546,289
85,326		B	Series 2008-8, Class A4, 4.283% (3-Month USD-LIBOR + 1.500%) due 4/25/23(b)	84,786
			SMB Private Education Loan Trust:
352,928		AAA	Series 2020-PTA, Class A2A, 1.600% due 9/15/54(a)	322,400
297,188		AAA	Series 2021-D, Class A1A, 1.340% due 3/17/53(a)	269,736
809,775		Aaa(c)	Towd Point Asset Trust, Series 2021-SL1, Class A2, 3.068% (1-Month USD-LIBOR + 0.700%) due 11/20/61(a)(b)	799,660

			Total Student Loans	13,762,036

			TOTAL ASSET-BACKED SECURITIES (Cost — $34,112,846)	32,998,914

U.S. GOVERNMENT AGENCIES & OBLIGATION — 3.1%

U.S. GOVERNMENT AGENCIES — 3.0%
			Federal Home Loan Banks:
2,600,000		AA+	1.000% due 7/27/26	2,351,916
5,500,000		AA+	1.020% due 2/24/27	4,933,676
3,700,000		AA+	1.115% due 2/26/27	3,324,673
5,000,000		Aaa(c)	Federal Home Loan Mortgage Corp., 0.800% due 10/28/26	4,463,907

			Total U.S. GOVERNMENT AGENCIES	15,074,172

U.S. GOVERNMENT OBLIGATION — 0.1%
469,000			U.S. Treasury Notes, 0.125% due 4/30/23	459,195

			TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATION (Cost — $17,268,371)	15,533,367

SOVEREIGN BONDS — 1.5%

South Korea — 0.9%
			Export-Import Bank of Korea:
1,500,000		AA	3.857% (3-Month USD-LIBOR + 0.775%) due 6/1/23(b)	1,505,250
1,400,000	AUD	AA	2.762% (3-Month Australian Bank Bill + 0.800%) due 10/8/24(b)	954,548
2,000,000	AUD	Aa2(c)	Korea Expressway Corp., 3.183% (3-Month Australian Bank Bill + 0.720%) due 9/2/23(b)	1,368,500
650,000		AA	Korea National Oil Corp., 3.615% (3-Month USD-LIBOR + 0.875%) due 7/16/23(b)	652,613

			Total South Korea	4,480,911

Supranational — 0.6%
3,800,000		AAA	International Bank for Reconstruction & Development, 0.850% due 2/10/27	3,373,510

			TOTAL SOVEREIGN BONDS (Cost — $8,491,207)	7,854,421

MORTGAGE-BACKED SECURITIES — 0.2%

FHLMC — 0.2%
942,167			Federal Home Loan Mortgage Corp. (FHLMC), 4.000% due 6/1/49 – 9/1/49 (Cost — $988,393)	933,402

CERTIFICATE OF DEPOSIT — 0.2%
1,400,000	AUD	A	Mizuho Bank Ltd., 3.005% (3-Month Australian Bank Bill + 0.750%) due 8/7/24(b) (Cost — $1,048,188)	958,135

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $472,449,369)	450,728,252

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Security	Value

SHORT-TERM INVESTMENTS — 48.0%

COMMERCIAL PAPERS — 1.1%
$2,300,000		Constellation Energy Corp., 2.935% due 9/22/22(a)(h)	$2,296,069
1,000,000		Enel Finance America LLC, 3.642% due 10/24/22(a)(h)	994,670
2,000,000		Raytheon Technologies Corp., 3.591% due 12/1/22(a)(h)	1,982,053

		TOTAL COMMERCIAL PAPERS (Cost — $5,272,792)	5,272,792

TIME DEPOSITS — 1.0%
88,676	AUD	ANZ National Bank – Hongkong, 0.830% due 9/1/22	60,676
		BBH – Grand Cayman:
2,560	DKK	(0.120)% due 9/1/22	346
986	GBP	0.870% due 9/1/22	1,145
191,239	CAD	1.380% due 9/1/22	145,634
6,102	NZD	1.500% due 9/1/22	3,734
13,008	EUR	Citibank – London, (0.130)% due 9/1/22	13,070
4,260,682		National Australia Bank Ltd. – London, 1.680% due 9/1/22	4,260,682
723,454		Skandinaviska Enskilda Banken AB – Stockholm, 1.680% due 9/1/22	723,454
91,889	JPY	Sumitomo Mitsui Banking Corp. – Tokyo, (0.350)% due 9/1/22	662

		TOTAL TIME DEPOSITS (Cost — $5,209,403)	5,209,403

U.S. GOVERNMENT OBLIGATIONS — 45.9%
		U.S. Cash Management Bills:
29,200,000		2.918% due 12/20/22(h)	28,942,148
65,000,000		3.132% due 1/3/23(h)	64,333,931
		U.S. Treasury Bills:
9,800,000		2.621% due 10/25/22(h)	9,761,633
130,000,000		2.901% due 12/1/22(h)	129,053,600

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $232,091,312)	232,091,312

		TOTAL SHORT-TERM INVESTMENTS (Cost — $242,573,507)	242,573,507

		TOTAL INVESTMENTS — 137.1% (Cost — $715,022,876)	693,301,759

		Liabilities in Excess of Other Assets — (37.1)%	(187,514,830)

		TOTAL NET ASSETS — 100.0%	$505,786,929

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2022, amounts to $205,329,259 and represents 40.6% of net assets.

(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2022.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2022, amounts to $6,187,111 and represents 1.2% of net assets.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2022.
(g)	Affiliated security (See Note 2). As of August 31, 2022, total cost and total market value of affiliated security amounted to $436,869 and $420,952, respectively.
(h)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2022, for Ultra-Short Term Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Ultra-Short Term Fixed Income Fund	$721,350,577	$6,464,981	$(30,551,015)	$(24,086,034)

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
PCL	— Public Company Limited
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Corporate Bonds & Notes	36.7%
Collateralized Mortgage Obligations	19.9
Asset-Backed Securities	4.8
U.S. Government Agencies & Obligation	2.3
Sovereign Bonds	1.1
Certificate of Deposit	0.1
Mortgage-Backed Securities	0.1
Short-Term Investments	35.0

100.0%

^	As a percentage of total investments.

At August 31, 2022, Ultra-Short Term Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 2-Year Note December Futures	417	12/22	$87,068,290	$86,872,829	$195,461
U.S. Treasury 5-Year Note December Futures	369	12/22	41,074,376	40,892,695	181,681
U.S. Treasury 10-Year Note December Futures	7	12/22	824,736	818,343	6,393
U.S. Treasury Ultra Long Bond December Futures	2	12/22	300,801	299,000	1,801
U.S. Ultra Long Bond December Futures	56	12/22	7,025,375	7,010,500	14,875

					$400,211

At August 31, 2022, Ultra-Short Term Fixed Income Fund had deposited cash of $1,335,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2022, Ultra-Short Term Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	2,872,000	USD	1,971,354	BNP	$1,967,277	11/16/22	$(4,077)
British Pound	4,788,000	USD	5,592,293	BNP	5,561,983	9/2/22	(30,310)
British Pound	500,000	USD	601,377	MLP	580,825	9/2/22	(20,552)
British Pound	13,422,000	USD	15,635,976	MLP	15,591,675	9/2/22	(44,301)
Canadian Dollar	7,710,049	USD	5,873,189	HSBC	5,871,415	9/2/22	(1,774)
Canadian Dollar	5,992,563	USD	4,632,470	JPM	4,563,502	9/2/22	(68,968)
Canadian Dollar	659,000	USD	510,619	MLP	501,846	9/2/22	(8,773)
Mexican Peso	7,185,000	USD	352,250	BNP	355,768	9/15/22	3,518

							(175,237)

Contracts to Sell:
Australian Dollar	32,336,000	USD	22,747,461	BCLY	22,149,675	11/16/22	597,786
Australian Dollar	17,650,076	USD	12,322,777	MLP	12,090,038	11/16/22	232,739
Australian Dollar	21,642,262	USD	15,175,316	SCB	14,824,625	11/16/22	350,691
British Pound	18,710,000	USD	22,779,986	HSBC	21,734,483	9/2/22	1,045,503
British Pound	13,422,000	USD	15,645,385	MLP	15,601,443	10/4/22	43,942
Canadian Dollar	14,346,616	USD	11,207,260	MLP	10,925,344	9/2/22	281,916
Canadian Dollar	7,711,928	USD	5,873,189	HSBC	5,871,308	10/4/22	1,881
Canadian Dollar	5,994,161	USD	4,632,470	JPM	4,563,524	10/4/22	68,946
Euro	705,000	USD	723,054	BNP	708,384	9/2/22	14,670
Euro	17,909,000	USD	18,311,863	HSBC	17,994,962	9/2/22	316,901
Euro	18,614,000	USD	18,610,408	HSBC	18,744,065	10/4/22	(133,657)

							2,821,318

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts.							$2,646,081

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2022, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation & Ratings	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/22 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation
Markit CDX North America Investment Grade Series 37 5-Year Index, NR	(1.000)%	12/20/26	3-Month	0.856%	USD	44,300,000	$(339,509)	$(1,058,967)	$719,458
Markit CDX North America Investment Grade Series 38 5-Year Index, NR	(1.000)%	6/20/27	3-Month	0.922%	USD	51,900,000	(279,506)	(357,890)	78,384

							$(619,015)	$(1,416,857)	$797,842

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2022, Ultra-Short Term Fixed Income Fund deposited cash collateral with brokers in the amount of $1,294,000 for open centrally cleared swap contracts.

At August 31, 2022, Ultra-Short Term Fixed Income Fund had cash collateral from brokers in the amount of $2,340,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
CAD	— Canadian Dollar	BNP	— BNP Paribas SA
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
JPY	— Japanese Yen	SCB	— Standard Chartered Bank
NZD	— New Zealand Dollar
USD	— United States Dollar

See pages 304-305 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Alternative Strategies Fund

Units	Security	Value

OPEN END MUTUAL FUND SECURITIES — 97.4%

United States — 97.4%
960,190	American Beacon AHL Managed Futures Strategy Fund, Class Y	$11,503,080
875,425	BlackRock Event Driven Equity Fund, Institutional Class	8,640,442
1,130,154	BlackRock Global Long/Short Equity Fund, Institutional Class	12,736,833
1,564,949	BlackRock Systematic Multi-Strategy Fund	15,727,734
529,731	BNY Mellon Global Real Return Fund, Class Y	8,544,566
53,175	Cohen & Steers Global Realty Shares Inc., Class I	2,808,713
266,806	Diamond Hill Long/Short Fund, Class I	7,097,050
592,331	Driehaus Event Driven Fund, Common Class	6,989,506
945,841	John Hancock Diversified Macro Fund, Class I	9,912,419
635,366	John Hancock Seaport Long/Short Fund, Class I	7,014,441
461,324	LoCorr Market Trend Fund, Class I	7,002,897
595,550	Neuberger Berman Long Short Fund, Institutional Class	10,064,802
435,446	PIMCO CommodityRealReturn Strategy Fund, Institutional Class	2,839,108
943,945	PIMCO Credit Opportunities Bond Fund, Institutional Class	8,712,609
1,440,433	PIMCO Mortgage Opportunities and Bond Fund, Class I2	14,361,113
965,355	Western Asset Macro Opportunities Fund, Class I	8,977,806
	TOTAL INVESTMENTS — 97.4%
	(Cost — $143,977,175)	142,933,119

	Other Assets in Excess of Liabilities — 2.6%	3,831,344

	TOTAL NET ASSETS — 100.0%	$146,764,463

At August 31, 2022, for Alternative Strategies Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Alternative Strategies Fund	$144,104,477	$4,864,669	$(6,036,027)	$(1,171,358)

Summary of Investments by Security Type^
Open End Mutual Fund Securities	100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

P	— Preliminary rating.

u	— The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

e	— Expected.

u	— Upgraded.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AAApre

— Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Ratings

(continued)

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

WD, WR	— Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	— Moody’s highest rating for short-term municipal obligations.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

F-2	— Fitch’s rating indicating a good capacity for timely payment of financial commitments.

Statements of Assets and Liabilities

August 31, 2022

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
ASSETS:
Unaffiliated investments, at value[1,3]	$1,690,188,748	$563,179,761	$1,150,709,181
Affiliated investments, at value[2]	2,628,440	—	—
Foreign currency, at value[4]	27	18	85,593
Cash	52,914	387,262	30,003
Receivable for securities sold	54	328,883	1,828,853
Receivable for TBA securities sold	—	—	—
Dividends and interest receivable from unaffiliated investments	2,442,859	469,575	8,119,697
Dividends and interest receivable from affiliated investments	—	—	—
Receivable for Fund shares sold	1,217,810	405,531	1,258,918
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open futures contracts (Note 1)	—	—	—
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Unrealized appreciation on open OTC swap contracts	—	—	—
Upfront payment paid on open OTC swap contracts	—	—	—
Deposits for collateral with counterparty	714,984	152,996	129,230
Foreign capital gains tax receivable	—	—	—
Prepaid trustees expenses	26,487	8,927	65,252
Prepaid expenses	26,838	14,010	14,452

Total Assets	1,697,299,161	564,946,963	1,162,241,179

LIABILITIES:
Reverse repurchase agreements, at value[7]	—	—	—
Payable for collateral received from securities on loan	10,568,557	21,278,164	9,862,623
Payable for Fund shares repurchased	911,888	375,693	670,267
Payable for securities purchased	—	1,336,862	2,632,031
Payable for TBA securities purchased	—	—	—
Payable for sale-buyback transactions	—	—	—
Investment management fee payable	602,117	223,076	539,838
Transfer agent fees payable	35,950	11,168	35,910
Interest expense payable	—	—	—
Custody fee payable	38,523	15,639	77,494
Trustees’ fees payable	—	—	—
Variation margin on open futures contracts (Note 1)	107,770	17,192	5,298
Forward sale commitments, at value[5] (Note 1)	—	—	—
Options contracts written, at value[6] (Note 1)	—	—	—
Unrealized depreciation on open OTC swap contracts	—	—	—
Upfront payment received on open OTC swap contracts	—	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits for collateral from counterparty	—	—	—
Foreign capital gains tax payable	—	—	—
Distributions payable	—	—	—
Audit fees payable	—	—	—
Accrued expenses	178,036	137,243	401,314

Total Liabilities	12,442,841	23,395,037	14,224,775

Total Net Assets	$1,684,856,320	$541,551,926	$1,148,016,404

NET ASSETS:
Paid-in-capital (Note 4)	$930,142,391	$414,475,250	$1,159,167,624
Total distributable earnings (losses)	754,713,929	127,076,676	(11,151,220)

Total Net Assets	$1,684,856,320	$541,551,926	$1,148,016,404

Shares Outstanding	80,584,234	32,696,450	102,617,462

Net Asset Value	$20.91	$16.56	$11.19

[1] Unaffiliated investments, at cost	$1,059,783,501	$477,035,933	$1,178,129,924

[2] Affiliated investments, at cost	$752,966	$—	$—

[3] Includes securities on loan	$10,157,649	$20,725,665	$12,170,359

[4] Foreign currency, at cost	$2	$6	$133,640

[5] Proceeds received	$—	$—	$—

[6] Premiums received	$—	$—	$—

[7] Proceeds of reverse repurchase agreement	$—	$—	$—

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$480,145,245	$1,480,018,409	$110,938,900	$193,172,516	$86,504,601	$141,012,512	$692,880,807	$142,933,119
—	983,993	—	—	—	—	420,952	—
1,427,436	774,317	—	315,689	—	385,299	1,385	—
23,364	68,101	13,440	2,189	1,293	1,956,035	6,728	3,815,520
832,514	4,365,682	550,234	1,236,612	—	1,336,124	4,148,550	—
—	77,990,916	—	91,150,531	—	8,194,860	—	—
1,551,712	7,918,276	1,848,620	543,688	877,902	307,839	2,319,058	74,313
—	—	—	—	—	—	285	—
410,406	1,217,987	80,463	157,009	34,247	71,686	498,890	264,743
—	220,737	—	3,570,630	—	521,776	2,958,493	—
6,857	—	—	10,014	3,812	63,854	734	—
—	1,085,764	—	5,780	—	197,687	534,197	—
—	—	—	883,139	—	—	—	—
—	—	—	31,367	—	—	—	—
71,994	11,362,841	—	3,149,000	49,000	1,149,000	2,629,000	—
62,762	—	—	—	—	—	—	—
21,794	35,873	—	3,415	4,830	—	9,822	10,771
447	42,488	52,778	10,148	14,810	52,316	18,132	172

484,554,531	1,586,085,384	113,484,435	294,241,727	87,490,495	155,248,988	706,427,033	147,098,638

—	—	—	—	—	32,587,040	—	—
187,012	—	—	—	—	—	—	—
264,096	3,562,503	625,376	1,179,201	396,423	1,450,579	1,124,124	144,499
833,722	28,485,184	18,008	498,999	—	1,704,753	196,316,287	—
—	194,468,384	—	87,784,777	—	11,447,394	—	—
—	—	—	—	—	4,030,523	—	—
234,286	440,302	49,153	67,411	30,350	39,964	192,506	24,961
18,229	43,527	4,040	3,134	2,582	3,698	17,929	2,140
—	—	—	3,061	—	17,349	898	—
46,809	95,863	18,672	37,921	11,960	19,430	23,742	10,314
—	—	6,163	—	—	2,127	—	—
—	3,880,484	—	—	—	—	—	—
—	—	—	28,377,952	—	—	—	—
—	2,460,792	—	691,509	—	1,035,876	—	—
—	—	—	10,617	—	—	—	—
—	—	—	99,927	—	—	—	—
—	2,842	—	—	—	—	—	—
—	448,893	—	314,320	—	71,516	312,412	—
—	—	—	3,600,000	—	280,000	2,340,000	—
1,610,314	—	—	—	—	—	—	—
—	—	—	—	—	47	—	—
—	—	129,857	—	84,121	—	—	60,631
306,953	355,013	131,331	147,530	14,560	292,205	312,206	91,630

3,501,421	234,243,787	982,600	122,816,359	539,996	52,982,501	200,640,104	334,175

$481,053,110	$1,351,841,597	$112,501,835	$171,425,368	$86,950,499	$102,266,487	$505,786,929	$146,764,463

$505,903,916	$1,545,427,275	$140,112,917	$191,249,310	$92,444,424	$108,750,355	$525,720,485	$143,732,242
(24,850,806)	(193,585,678)	(27,611,082)	(19,823,942)	(5,493,925)	(6,483,868)	(19,933,556)	3,032,221

$481,053,110	$1,351,841,597	$112,501,835	$171,425,368	$86,950,499	$102,266,487	$505,786,929	$146,764,463

38,822,495	189,945,963	35,785,792	24,503,775	10,164,165	11,153,361	52,210,104	13,724,355

$12.39	$7.12	$3.14	$7.00	$8.55	$9.17	$9.69	$10.69

$491,505,633	$1,608,135,899	$123,937,780	$215,854,199	$90,456,436	$149,765,872	$714,586,007	$143,977,175

$—	$1,056,385	$—	$—	$—	$—	$436,869	$—

$402,903	$—	$—	$—	$—	$—	$—	$—

$1,438,397	$808,299	$—	$443,781	$—	$625,835	$3,814	$—

$—	$—	$—	$28,839,350	$—	$—	$—	$—

$—	$1,164,749	$—	$231,026	$—	$212,258	$—	$—

$—	$—	$—	$—	$—	$32,587,040	$—	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2022

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
INVESTMENT INCOME:

Dividends from unaffiliated investments	$24,441,513	$7,009,908	$36,628,319
Dividends from affiliated investments	93,772	—	—
Income from non-cash dividends	—	—	2,569,551
Interest from unaffiliated investments	145,582	67,927	71,819
Interest from affiliated investments	—	—	—
Income from securities lending	171,341	183,299	265,667
Less: Foreign taxes withheld (see Note 1s)	(44,425)	(27,982)	(3,811,141)
Miscellaneous income	—	—	28,204

Total Investment Income	24,807,783	7,233,152	35,752,419

EXPENSES:

Investment management fee (Note 2)	11,474,455	4,752,467	9,352,616
Transfer agent fees	224,610	65,588	165,856
Custody fees	502,263	227,306	937,115
Trustees’ fees	326,564	101,116	224,592
Shareholder reports	220,806	146,504	207,126
Insurance	74,975	25,644	56,646
Audit and tax	81,321	78,256	121,668
Legal fees	110,618	33,437	99,706
Registration fees	52,613	34,135	58,142
Other expense	106,176	36,864	107,138
Interest expense	—	—	—

Total Expenses	13,174,401	5,501,317	11,330,605
Less: Fee waivers and/or expense reimbursement (Note 2)	(3,960,953)	(2,004,758)	(2,385,277)

Net Expenses	9,213,448	3,496,559	8,945,328

Net Investment Income (Loss)	$15,594,335	$3,736,593	$26,807,091

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, UNFUNDED LOAN COMMITMENTS, SHORT SALES, FORWARD SALE COMMITMENTS, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS, FOREIGN CURRENCY TRANSLATIONS AND CAPITAL GAIN DISTRIBUTIONS RECEIVED (NOTES 1 AND 3):

Net Realized Gain (Loss) from:

Unaffiliated investments	$172,456,804	$62,316,897	$49,251,552
Affiliated investments	427,218	—	—
Futures contracts	(800,611)	(299,586)	38,764
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Forward foreign currency contracts	—	—	604
Foreign currency translations	3,766	7,368	(580,106)
Capital gain distributions received	—	—	—

Net Realized Gain (Loss):	172,087,177	62,024,679	48,710,814

Change in Net Unrealized Appreciation (Depreciation) from:

Unaffiliated investments	(498,774,820)	(166,385,602)	(388,623,117	)(a)
Affiliated investments	(1,080,324)	—	—
Futures contracts	(991,276)	(103,412)	(23,010)
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Unfunded loan commitments	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency translations	(819)	(636)	(823,924)

Change in Net Unrealized Appreciation (Depreciation):	(500,847,239)	(166,489,650)	(389,470,051)

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Unfunded Loan Commitments, Forward Sale Commitments, Short Sales, Swap Contracts, Forward Foreign Currency Contracts, Foreign Currency Translations and Capital Gain Distributions Received	(328,760,062)	(104,464,971)	(340,759,237)

Total Increase (Decrease) in Net Assets from Operations	$(313,165,727)	$(100,728,378)	$(313,952,146)

(a)	Includes Net increase (decrease) in accrued foreign capital gains taxes of $(17,578) and $1,614,667 for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Emerging Markets Equity Fund		Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$16,973,469		$—	$114,070	$—	$36,198	$—	$—	$3,356,271
—		—	—	—	—	—	—	—
—		—	—	—	—	—	—	—
50,157		32,094,948	9,078,683	3,106,865	2,465,040	12,167,296	7,578,355	—
—		38,866	—	—	—	—	7,388	—
31,761		—	—	—	—	—	—	—
(1,786,403)		—	—	—	—	—	—	—
—		—	—	1,420	—	—	—	—

15,268,984		32,133,814	9,192,753	3,108,285	2,501,238	12,167,296	7,585,743	3,356,271

4,719,705		5,398,558	1,119,660	851,136	368,684	642,634	2,687,905	1,663,382
66,233		158,841	16,620	19,851	11,926	14,118	65,743	16,138
619,855		1,100,035	212,602	429,518	138,314	209,180	279,416	128,087
91,152		197,288	32,279	28,348	14,699	22,164	81,821	17,433
176,149		198,731	171,054	75,312	7,207	102,439	159,525	32,260
22,368		74,042	7,772	6,782	3,660	35,162	39,006	5,202
155,340		131,655	105,077	118,272	77,286	103,604	96,347	59,922
38,748		100,947	12,950	9,464	6,949	9,411	39,995	6,694
47,041		51,445	17,776	29,068	21,759	31,073	42,395	62,675
70,563		82,722	14,945	14,373	6,360	9,854	38,555	217,927
—		—	—	—	—	212,743	86,294	—

6,007,154		7,494,264	1,710,735	1,582,124	656,844	1,392,382	3,617,002	2,209,720
(1,745,773)		(339,462)	(321,281)	(92,668)	—	(63,578)	(283,145)	(1,386,152)

4,261,381		7,154,802	1,389,454	1,489,456	656,844	1,328,804	3,333,857	823,568

$11,007,603		$24,979,012	$7,803,299	$1,618,829	$1,844,394	$10,838,492	$4,251,886	$2,532,703

$(6,842,612)		$(45,066,555)	$(4,354,537)	$(9,793,372)	$(2,063,641)	$380,866	$(6,486,013)	$(1,359,242)
—		(5,167)	—	—	—	—	298	—
(364,621)		(14,547,466)	—	(2,610,093)	143,623	2,849,110	9,261,384	—
—		1,613,630	—	452,341	—	(149,373)	—	—
—		1,422	—	3,220,125	—	2,140	—	—
—		(7,945)	—	(1,367)	—	345,823	90,540	—
—		4,721,926	—	(3,331,694)	—	(149,613)	(1,309,005)	—
843		(2,078,229)	—	15,615,971	—	3,565,568	9,965,706	—
(412,192)		(312,451)	—	(426,480)	—	(260,081)	(588,623)	—
—		—	—	—	—	—	—	3,014,305

(7,618,582)		(55,680,835)	(4,354,537)	3,125,431	(1,920,018)	6,584,440	10,934,287	1,655,063

(160,680,359	)(a)	(157,085,032)	(20,402,345)	(28,063,535)	(8,625,164)	(24,221,721)	(23,985,940)	(7,019,402)
—		(95,321)	—	—	—	—	(15,849)	—
(21,972)		(1,469,136)	—	(703,917)	8,870	37,927	605,589	—
—		(1,403,767)	—	(554,378)	—	(805,858)	—	—
—		—	—	456,476	—	—	—	—
—		3,527,733	—	429,065	—	(333,823)	826,381	—
—		(2,842)	—	—	—	—	—	—
—		(245,819)	—	2,774,811	—	280,965	1,680,519	—
(57,995)		(27,621)	—	(69,685)	—	(72,846)	147,528	—

(160,760,326)		(156,801,805)	(20,402,345)	(25,731,163)	(8,616,294)	(25,115,356)	(20,741,772)	(7,019,402)

(168,378,908)		(212,482,640)	(24,756,882)	(22,605,732)	(10,536,312)	(18,530,916)	(9,807,485)	(5,364,339)

$(157,371,305)		$(187,503,628)	$(16,953,583)	$(20,986,903)	$(8,691,918)	$(7,692,424)	$(5,555,599)	$(2,831,636)

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2022 and August 31, 2021

	Large Cap Equity Fund		Small-Mid Cap Equity Fund
	2022	2021	2022	2021
OPERATIONS:

Net investment income	$15,594,335	$18,151,693	$3,736,593	$4,232,796
Net realized gain (loss)	172,087,177	177,240,888	62,024,679	104,861,913
Change in unrealized appreciation (depreciation)	(500,847,239)	355,944,288	(166,489,650)	128,776,009

Increase (Decrease) in Net Assets from Operations	(313,165,727)	551,336,869	(100,728,378)	237,870,718

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Distributable earnings	(218,376,686)	(61,943,407)	(122,000,592)	(29,404,878)

Decrease in Net Assets from Distributions to Shareholders	(218,376,686)	(61,943,407)	(122,000,592)	(29,404,878)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	486,481,852	405,330,578	233,183,806	141,489,301
Reinvestment of distributions	218,373,626	61,942,619	121,999,032	29,404,580
Cost of shares repurchased	(663,173,550)	(635,750,721)	(268,172,019)	(322,250,629)

Increase (Decrease) in Net Assets from Fund Share Transactions	41,681,928	(168,477,524)	87,010,819	(151,356,748)

Increase (Decrease) in Net Assets	(489,860,485)	320,915,938	(135,718,151)	57,109,092
NET ASSETS:

Beginning of year	2,174,716,805	1,853,800,867	677,270,077	620,160,985

End of year	$1,684,856,320	$2,174,716,805	$541,551,926	$677,270,077

See Notes to Financial Statements.

International Equity Fund		Emerging Markets Equity Fund		Core Fixed Income Fund		High Yield Fund
2022	2021	2022	2021	2022	2021	2022	2021

$26,807,091	$20,641,877	$11,007,603	$6,989,809	$24,979,012	$16,976,359	$7,803,299	$13,149,403
48,710,814	167,774,811	(7,618,582)	69,473,543	(55,680,835)	11,822,544	(4,354,537)	15,090,344
(389,470,051)	156,535,334	(160,760,326)	38,860,149	(156,801,805)	(16,742,912)	(20,402,345)	(5,759,099)

(313,952,146)	344,952,022	(157,371,305)	115,323,501	(187,503,628)	12,055,991	(16,953,583)	22,480,648

(119,339,071)	(23,968,738)	(22,917,354)	(11,972,541)	(36,006,413)	(52,680,365)	(8,225,582)	(13,565,430)

(119,339,071)	(23,968,738)	(22,917,354)	(11,972,541)	(36,006,413)	(52,680,365)	(8,225,582)	(13,565,430)

416,349,552	303,055,088	201,338,210	135,269,799	521,340,855	630,592,342	36,057,337	96,770,236
119,336,497	23,968,252	22,916,953	11,972,351	36,008,324	52,679,124	8,226,664	13,564,992
(412,033,900)	(444,679,701)	(125,860,875)	(236,058,440)	(293,194,927)	(312,565,000)	(119,695,578)	(188,399,602)

123,652,149	(117,656,361)	98,394,288	(88,816,290)	264,154,252	370,706,466	(75,411,577)	(78,064,374)

(309,639,068)	203,326,923	(81,894,371)	14,534,670	40,644,211	330,082,092	(100,590,742)	(69,149,156)

1,457,655,472	1,254,328,549	562,947,481	548,412,811	1,311,197,386	981,115,294	213,092,577	282,241,733

$1,148,016,404	$1,457,655,472	$481,053,110	$562,947,481	$1,351,841,597	$1,311,197,386	$112,501,835	$213,092,577

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2022 and August 31, 2021

	International Fixed Income Fund		Municipal Bond Fund
	2022	2021	2022	2021
OPERATIONS:

Net investment income	$1,618,829	$1,318,319	$1,844,394	$1,350,523
Net realized gain (loss)	3,125,431	3,436,446	(1,920,018)	252,043
Change in unrealized appreciation (depreciation)	(25,731,163)	(2,169,043)	(8,616,294)	610,323

Increase (Decrease) in Net Assets from Operations	(20,986,903)	2,585,722	(8,691,918)	2,212,889

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Distributable earnings	(4,340,961)	(993,150)	(2,081,496)	(1,694,828)

Decrease in Net Assets from Distributions to Shareholders	(4,340,961)	(993,150)	(2,081,496)	(1,694,828)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	78,272,934	61,446,770	30,931,405	42,586,476
Reinvestment of distributions	4,340,926	993,140	2,082,092	1,694,319
Cost of shares repurchased	(41,589,279)	(43,465,854)	(27,058,631)	(22,177,139)

Increase (Decrease) in Net Assets from Fund Share Transactions	41,024,581	18,974,056	5,954,866	22,103,656

Increase (Decrease) in Net Assets	15,696,717	20,566,628	(4,818,548)	22,621,717
NET ASSETS:

Beginning of year	155,728,651	135,162,023	91,769,047	69,147,330

End of year	$171,425,368	$155,728,651	$86,950,499	$91,769,047

See Notes to Financial Statements.

Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
2022	2021	2022	2021	2022	2021

$10,838,492	$7,806,610	$4,251,886	$2,087,748	$2,532,703	$886,233
6,584,440	3,759,432	10,934,287	(1,525,707)	1,655,063	1,089,445
(25,115,356)	(2,841,458)	(20,741,772)	1,928,811	(7,019,402)	4,616,128

(7,692,424)	8,724,584	(5,555,599)	2,490,852	(2,831,636)	6,591,806

(16,180,465)	(8,155,061)	(6,020,068)	(6,604,435)	(926,844)	(482,881)

(16,180,465)	(8,155,061)	(6,020,068)	(6,604,435)	(926,844)	(482,881)

27,701,819	68,928,239	264,301,424	196,780,874	69,749,277	85,736,630
16,181,288	8,153,862	6,020,038	6,604,469	926,844	482,881
(66,020,546)	(85,167,803)	(194,914,743)	(155,412,273)	(39,018,518)	(12,798,941)

(22,137,439)	(8,085,702)	75,406,719	47,973,070	31,657,603	73,420,570

(46,010,328)	(7,516,179)	63,831,052	43,859,487	27,899,123	79,529,495

148,276,815	155,792,994	441,955,877	398,096,390	118,865,340	39,335,845

$(102,266,487)	$148,276,815	$505,786,929	$441,955,877	$146,764,463	$118,865,340

See Notes to Financial Statements.

Statements of Cash Flows

For the Year Ended August 31, 2022

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund
Cash Flows Provided by/Used in Operating Activities:
Net decrease in net assets resulting from operations	(20,986,903)	(7,692,424)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash and foreign currency provided by/used in operating activities:
Purchases of long-term investments	(555,609,290)	(97,812,742)
Proceeds from the sale and maturity of long-term investments	539,816,601	142,297,037
Proceeds from short-term investments, net	(44,167,557)	(985,623)
Decrease to the principal amount of inflation-indexed bonds	(166,233)	(10,682,465)
Proceeds from forward sale commitments	404,473,876	788,066
Payments on forward sale commitments	(389,540,912)	(788,066)
Change in net unrealized appreciation from forward sale commitments	(456,476)	—
Change in net unrealized depreciation from unaffiliated investments	28,063,535	24,221,721
Change in net unrealized depreciation from options contracts written	554,378	805,858
Change in net unrealized appreciation on open OTC swap contracts	(1,137,599)	—
Increase/Decrease in variation margin on open centrally cleared swap contracts	80,117	(11,885)
Net amortization (accretion) of premiums (discounts) of investments	9,466	299,088
Net realized gain/loss from unaffiliated investments	9,793,372	(380,866)
Increase in premium received on options contracts written	42,261	64,371
Increase in variation margin on open futures contracts	(91,926)	(384)
Increase/Decrease in receivable for securities sold	1,178,914	(1,308,454)
Increase in receivable for TBA securities sold	(51,894,876)	(2,467,139)
Increase/Decrease in dividends and interest receivable from unaffiliated investments	98,665	(7,203)
Increase in deposits for collateral with counterparty	(2,460,000)	(293,000)
Increase in net upfront payments received/paid on OTC open swap contracts	(40,363)	—
Decrease for due to custodian	(1,822)	—
Increase in prepaid trustees expenses	(3,415)	—
Increase/Decrease in prepaid expenses	6,563	(17,203)
Change in net unrealized appreciation on open forward foreign currency contracts	(2,774,811)	(280,965)
Increase/Decrease in payable for securities purchased	(2,820,019)	1,377,459
Increase in payable for TBA securities purchased	47,395,712	3,444
Increase in deposits for collateral from counterparty	2,890,000	160,000
Increase/Decrease in investment management fee payable	9,541	(15,412)
Increase in interest expense payable	—	16,480
Decrease in custody fee payable	(25,033)	(11,126)
Increase/Decrease in transfer agent fees payable	681	(1,145)
Decrease in trustees’ fees payable	—	(363)
Increase/Decrease in accrued expenses	(3,672)	84,969

Net cash and foreign currency provided by/used in operating activities	(37,767,225)	47,362,028

Cash Flows Provided by/Used in Financing Activities:
Proceeds from sale-buyback transactions	—	455,468,608
Payments on sale-buyback transactions	—	(458,121,345)
Payments on reverse repurchase agreements	—	(5,365,256)
Proceeds from sale of shares	78,742,805	28,173,650
Cost of shares repurchased	(40,918,677)	(66,028,342)
Distributions to shareholders, net of reinvestments	(35)	(236)

Net cash and foreign currency provided by/used in financing activities	37,824,093	(45,872,921)

Net increase in cash and foreign currency (a)	56,868	1,489,107

Cash and Foreign Currency:
Cash, cash equivalents and foreign cash at the beginning of the year	261,010	852,227

Cash, cash equivalents and foreign cash at end of the year	317,878	2,341,334

Non-Cash Financing Activities:
Reinvestment of distributions	(4,340,926)	(16,181,288)

(a)	Includes net change in unrealized depreciation on foreign currency of $(80,093) and $(114,072) for International Fixed Income Fund and Inflation-Linked Fixed Income Fund, respectively.

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Cap Equity Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$27.58	$21.62	$19.10	$21.31	$18.76

Income (Loss) from Operations:
Net investment income(1)	0.20	0.22	0.26	0.27	0.26
Net realized and unrealized gain (loss)	(3.96)	6.49	3.23	(0.24)	3.18

Total Income (Loss) from Operations	(3.76)	6.71	3.49	0.03	3.44

Less Distributions from:
Net investment income	(0.20)	(0.18)	(0.20)	(0.34)	(0.24)
Net realized gain	(2.71)	(0.57)	(0.77)	(1.90)	(0.65)

Total Distributions	(2.91)	(0.75)	(0.97)	(2.24)	(0.89)

Net Asset Value, End of Year	$20.91	$27.58	$21.62	$19.10	$21.31

Total Return†(2)	(15.44)%	31.79%	18.85%	1.32%	18.89%
Net Assets, End of Year (millions)	$1,685	$2,175	$1,854	$1,554	$1,737
Ratios to Average Net Assets:
Gross expenses	0.69%	0.68%	0.70%	0.69%	0.69%
Net expenses(3)	0.48	0.47	0.49	0.48	0.48
Net investment income	0.82	0.91	1.33	1.43	1.29
Portfolio Turnover Rate	20%	15%	21%	13%	29%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small-Mid Cap Equity Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$24.35	$18.01	$18.60	$23.06	$19.53

Income (Loss) from Operations:
Net investment income(1)	0.12	0.13	0.13	0.12	0.10
Net realized and unrealized gain (loss)	(3.25)	7.10	1.48	(1.83)	4.14

Total Income (Loss) from Operations	(3.13)	7.23	1.61	(1.71)	4.24

Less Distributions from:
Net investment income	(0.08)	(0.14)	(0.10)	(0.10)	(0.03)
Net realized gain	(4.58)	(0.75)	(2.10)	(2.65)	(0.68)

Total Distributions	(4.66)	(0.89)	(2.20)	(2.75)	(0.71)

Net Asset Value, End of Year	$16.56	$24.35	$18.01	$18.60	$23.06

Total Return†(2)	(15.89)%	41.14%	8.78%	(6.25)%	22.17%
Net Assets, End of Year (millions)	$542	$677	$620	$423	$520
Ratios to Average Net Assets:
Gross expenses	0.93%	0.92%	0.96%	0.98%	0.92%
Net expenses(3)	0.59	0.58	0.62	0.66	0.61
Net investment income	0.63	0.61	0.77	0.63	0.47
Portfolio Turnover Rate	41%	29%	45%	65%	34%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$15.54	$12.27	$11.59	$12.64	$12.34

Income (Loss) from Operations:
Net investment income(1)	0.27	0.21	0.17	0.28	0.27
Net realized and unrealized gain (loss)	(3.34)	3.30	0.84	(1.09)	0.24

Total Income (Loss) from Operations	(3.07)	3.51	1.01	(0.81)	0.51

Less Distributions from:
Net investment income	(0.33)	(0.24)	(0.33)	(0.24)	(0.21)
Net realized gain	(0.95)	—	—	—	—

Total Distributions	(1.28)	(0.24)	(0.33)	(0.24)	(0.21)

Net Asset Value, End of Year	$11.19	$15.54	$12.27	$11.59	$12.64

Total Return†(2)	(21.37)%	28.93%	8.64%	(6.34)%	4.15%
Net Assets, End of Year (millions)	$1,148	$1,458	$1,254	$1,311	$1,677
Ratios to Average Net Assets:
Gross expenses	0.85%	0.84%	0.87%	0.84%	0.83%
Net expenses(3)	0.67	0.67	0.71	0.68	0.66
Net investment income	2.01	1.50	1.44	2.40	2.07
Portfolio Turnover Rate	38%	52%	39%	28%	41%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Emerging Markets Equity Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$17.44	$14.67	$14.00	$14.29	$15.33

Income (Loss) from Operations:
Net investment income(1)	0.30	0.20	0.20	0.27	0.22
Net realized and unrealized gain (loss)	(4.65)	2.90	0.75	(0.34)	(1.06)

Total Income (Loss) from Operations	(4.35)	3.10	0.95	(0.07)	(0.84)

Less Distributions from:
Net investment income	(0.29)	(0.33)	(0.28)	(0.22)	(0.20)
Net realized gain	(0.41)	—	—	—	—

Total Distributions	(0.70)	(0.33)	(0.28)	(0.22)	(0.20)

Net Asset Value, End of Year	$12.39	$17.44	$14.67	$14.00	$14.29

Total Return†(2)	(25.82)%	21.28%	6.79%	(0.40)%	(5.55)%
Net Assets, End of Year (millions)	$481	$563	$548	$493	$498
Ratios to Average Net Assets:
Gross expenses	1.15%	1.12%	1.15%	1.13%	1.11%
Net expenses(3)	0.81	0.80	0.84	0.82	0.80
Net investment income	2.10	1.18	1.44	1.95	1.42
Portfolio Turnover Rate	14%	53%	23%	22%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$8.39	$8.79	$8.42	$7.86	$8.19

Income (Loss) from Operations:
Net investment income(1)	0.14	0.13	0.19	0.23	0.20
Net realized and unrealized gain (loss)	(1.20)	(0.08)	0.42	0.57	(0.31)

Total Income (Loss) from Operations	(1.06)	0.05	0.61	0.80	(0.11)

Less Distributions from:
Net investment income	(0.16)	(0.17)	(0.22)	(0.24)	(0.21)
Tax return of capital	—	—	—	—	(0.01)
Net realized gain	(0.05)	(0.28)	(0.02)	—	—

Total Distributions	(0.21)	(0.45)	(0.24)	(0.24)	(0.22)

Net Asset Value, End of Year	$7.12	$8.39	$8.79	$8.42	$7.86

Total Return†(2)	(12.86)%	0.58%	7.46%	10.39%	(1.35)%
Net Assets, End of Year (millions)	$1,352	$1,311	$981	$1,204	$867
Ratios to Average Net Assets:
Gross expenses	0.56%	0.56%	0.58%	0.57%	0.57%
Net expenses(3)	0.53	0.54	0.56	0.56	0.56
Net investment income	1.85	1.57	2.27	2.85	2.49
Portfolio Turnover Rate	238%	227%	216%	210%	253%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$3.72	$3.61	$3.76	$3.77	$3.86

Income (Loss) from Operations:
Net investment income(1)	0.17	0.18	0.17	0.19	0.20
Net realized and unrealized gain (loss)	(0.56)	0.11	(0.15)	—	(0.08)

Total Income (Loss) from Operations	(0.39)	0.29	0.02	0.19	0.12

Less Distributions from:
Net investment income	(0.19)	(0.18)	(0.17)	(0.20)	(0.21)

Net Asset Value, End of Year	$3.14	$3.72	$3.61	$3.76	$3.77

Total Return†(2)	(10.88)%	8.61%	0.14%	5.58%	3.20%
Net Assets, End of Year (millions)	$113	$213	$282	$49	$58
Ratios to Average Net Assets:
Gross expenses	1.07%	0.96%	1.07%	1.32%	1.17%
Net expenses(3)	0.87	0.76	0.86	1.12	0.97
Net investment income	4.88	4.79	4.85	5.09	5.27
Portfolio Turnover Rate	46%	117%	84%	43%	57%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$8.12	$8.03	$8.35	$7.86	$7.78

Income (Loss) from Operations:
Net investment income(1)	0.07	0.07	0.20	0.06	0.14
Net realized and unrealized gain (loss)	(0.98)	0.08	(0.15)	0.70	0.03

Total Income (Loss) from Operations	(0.91)	0.15	0.05	0.76	0.17

Less Distributions from:
Net investment income	(0.12)	—	(0.35)	(0.27)	(0.09)
Net realized gain	(0.09)	(0.06)	(0.02)	—	—

Total Distributions	(0.21)	(0.06)	(0.37)	(0.27)	(0.09)

Net Asset Value, End of Year	$7.00	$8.12	$8.03	$8.35	$7.86

Total Return†(2)	(11.54)%	1.86%	0.75%	10.01%	2.25%
Net Assets, End of Year (millions)	$171	$156	$135	$147	$145
Ratios to Average Net Assets:
Gross expenses(3)	0.93%	0.97%	1.16%	1.24%	1.01%
Net expenses(3)(4)	0.88	0.92	1.11	1.19	0.95
Net investment income	0.95	0.92	2.49	0.77	1.76
Portfolio Turnover Rate	312%	402%	437%	265%	203%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 0.00%, less than 0.005%, 0.09%, 0.15% and 0.04%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Municipal Bond Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$9.60	$9.53	$9.61	$9.11	$9.37

Income (Loss) from Operations:
Net investment income(1)	0.18	0.17	0.20	0.23	0.24
Net realized and unrealized gain (loss)	(1.03)	0.12	(0.01)	0.52	(0.26)

Total Income (Loss) from Operations	(0.85)	0.29	0.19	0.75	(0.02)

Less Distributions from:
Net investment income	(0.18)	(0.17)	(0.21)	(0.22)	(0.24)
Net realized gain	(0.02)	(0.05)	(0.06)	(0.03)	—

Total Distributions	(0.20)	(0.22)	(0.27)	(0.25)	(0.24)

Net Asset Value, End of Year	$8.55	$9.60	$9.53	$9.61	$9.11

Total Return†(2)	(8.91)%	3.07%	1.99%	8.38%	(0.21)%
Net Assets, End of Year (millions)	$87	$92	$69	$86	$64
Ratios to Average Net Assets:
Gross expenses	0.71%	0.73%	0.73%	0.74%	0.72%
Net expenses	0.71	0.73	0.73	0.74	0.72
Net investment income	1.99	1.79	2.16	2.44	2.61
Portfolio Turnover Rate	48%	7%	10%	42%	18%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Inflation-Linked Fixed Income Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$11.16	$11.13	$10.19	$9.79	$10.08

Income (Loss) from Operations:
Net investment income(1)	0.87	0.56	0.18	0.24	0.30
Net realized and unrealized gain (loss)	(1.54)	0.07	0.88	0.38	(0.25)

Total Income (Loss) from Operations	(0.67)	0.63	1.06	0.62	0.05

Less Distributions from:
Net investment income	(0.93)	(0.60)	(0.12)	(0.22)	(0.34)
Net realized gain	(0.39)	—	—	—	—

Total Distributions	(1.32)	(0.60)	(0.12)	(0.22)	(0.34)

Net Asset Value, End of Year	$9.17	$11.16	$11.13	$10.19	$9.79

Total Return†(2)	(6.55)%	5.87%	10.38%	6.42%	0.55%
Net Assets, End of Year (millions)	$102	$148	$156	$217	$240
Ratios to Average Net Assets:
Gross expenses(3)	1.08%	0.93%	1.27%	1.35%	1.27%
Net expenses(3)(4)	1.03	0.88	1.22	1.30	1.22
Net investment income	8.43	5.08	1.76	2.47	3.07
Portfolio Turnover Rate	57%	104%	193%	143%	72%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 0.17%, 0.03%, 0.35%, 0.55% and 0.49%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Ultra-Short Term Fixed Income Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$9.89	$9.99	$9.90	$9.97	$9.99

Income (Loss) from Operations:
Net investment income(1)	0.08	0.05	0.18	0.25	0.19
Net realized and unrealized gain (loss)	(0.17)	0.01	0.06	(0.06)	0.02

Total Income (Loss) from Operations	(0.09)	0.06	0.24	0.19	0.21

Less Distributions from:
Net investment income	(0.11)	(0.16)	(0.15)	(0.26)	(0.23)

Net Asset Value, End of Year	$9.69	$9.89	$9.99	$9.90	$9.97

Total Return†(2)	(0.92)%	0.61%	2.36%	2.07%	2.09%
Net Assets, End of Year (millions)	$506	$442	$398	$497	$507
Ratios to Average Net Assets:
Gross expenses(3)	0.67%	0.67%	0.69%	0.82%	0.71%
Net expenses(3)(4)	0.62	0.62	0.64	0.77	0.66
Net investment income	0.79	0.50	1.78	2.51	1.90
Portfolio Turnover Rate	86%	55%	96%	97%	128%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 0.02%, less than 0.005%, 0.02%, 0.07% and 0.04%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Alternative Strategies Fund
	2022	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Year	$10.99	$10.04	$10.10	$9.88	$10.00

Income (Loss) from Operations:
Net investment income (loss)(2)	0.20	0.13	0.15	0.10	(0.09)
Net realized and unrealized gain (loss)	(0.42)	0.91	0.10	0.19	(0.03)

Total Income (Loss) from Operations	(0.22)	1.04	0.25	0.29	(0.12)

Less Distributions from:
Net investment income	(0.07)	(0.09)	(0.28)	(0.07)	—
Net realized gain	(0.01)	—	(0.03)	—	—

Total Distributions	(0.08)	(0.09)	(0.31)	(0.07)	—

Net Asset Value, End of Year/Period	$10.69	$10.99	$10.04	$10.10	$9.88

Total Return†(3)	(2.06)%	10.39%	2.61%	2.90%	(1.20	)%(4)
Net Assets, End of Year/Period (millions)	$147	$119	$39	$27	$6
Ratios to Average Net Assets:
Gross expenses	1.59%	1.56%	1.85%	2.34%	11.00	%(5)
Net expenses(6)(7)	0.59	0.56	0.70	0.88	1.95	(5)
Net investment income (loss)	1.83	1.24	1.52	1.01	(1.72	)(5)
Portfolio Turnover Rate	18%	18%	34%	16%	14	%(4)

(1)	For the period from Fund inception (February 15, 2018) through the period ended August 31, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Does not reflect the Fund’s proportionate share of income and expenses from the Underlying Fund.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Morgan Stanley Pathway Funds (the “Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Fund, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies.

(a) Investment Valuation. Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Forward foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).

Each business day, Emerging Markets Equity Fund and International Equity Fund use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign

Notes to Financial Statements

(continued)

markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2 and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use

Notes to Financial Statements

(continued)

inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2022	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$121,233,352	$121,233,352	$—	$—
Consumer Discretionary	207,046,909	207,046,909	—	—
Consumer Staples	91,275,179	91,275,179	—	—
Energy	52,167,753	52,167,753	—	—
Financials	157,343,432	157,343,432	—	—
Health Care	241,850,778	241,850,778	—	—
Industrials	177,907,628	177,907,628	—	—
Information Technology	450,144,888	450,144,888	—	—
Materials	44,358,748	44,352,441	6,307	—
Real Estate	49,978,759	49,978,759	—	—
Utilities	35,801,669	35,801,669	—	—
Closed End Mutual Fund Security:
Financials	19,217,124	19,217,124	—	—
Short-Term Investments:
Money Market Fund	10,568,557	10,568,557	—	—
Time Deposits	33,922,412	—	33,922,412	—

Total Investments, at Value	$1,692,817,188	$1,658,888,469	$33,928,719	$—

Security Lending Transactions — Liabilities	$(10,568,557)	$—	$(10,568,557)	$—

Other Financial Instruments — Assets
Futures Contract	$32,213	$32,213	$—	$—

Total Other Financial Instruments — Assets	$32,213	$32,213	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2022	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Liabilities
Futures Contract	$(3,779)	$(3,779)	$—	$—

Total Other Financial Instruments—Liabilities	$(3,779)	$(3,779)	$—	$—

Small-Mid Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$12,119,457	$12,119,457	$—	$—
Consumer Discretionary	42,026,969	42,026,969	—	—
Consumer Staples	24,295,439	24,295,439	—	—
Energy	22,124,063	22,124,063	—	—
Financials	71,482,655	71,482,655	—	—
Health Care	86,415,879 *	86,409,774	6,105	—	*
Industrials	101,454,326	101,454,326	—	—
Information Technology	84,995,115	84,353,739	641,376	—
Materials	29,284,459 *	29,275,390	9,069	—	*
Real Estate	33,558,628	33,558,628	—	—
Utilities	17,085,206	17,085,206	—	—
Preferred Stocks:
Financials	3,114,350	3,114,350	—	—
Closed End Mutual Fund Securities:
Financials	977,565	977,565	—	—
Corporate Bonds & Notes	699,461	—	699,461	—
Short-Term Investments:
Money Market Fund	21,278,164	21,278,164	—	—
Time Deposits	12,268,025	—	12,268,025	—

Total Investments, at Value	$563,179,761 *	$549,555,725	$13,624,036	$—	*

Security Lending Transactions — Liabilities	$(21,278,164)	$—	$(21,278,164)	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(66,184)	$(66,184)	$—	$—

Total Other Financial Instruments —Liabilities	$(66,184)	$(66,184)	$—	$—

International Equity Fund
Investments, at Value
Common Stocks:
France	$129,801,516	$387,521	$129,413,995	$—
Germany	78,424,539	—	78,424,539	—
Japan	187,156,708	—	187,156,708	—
Switzerland	104,681,934	147,416	104,534,518	—
United Kingdom	201,280,185	1,089,372	200,190,813	—
Other Countries**	401,180,392	60,539,016	340,641,376	—
Closed End Mutual Fund Security:
United States	1,640,896	1,640,896	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2022	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Stocks:
Germany	$1,279,263	$—	$1,279,263	$—
Short-Term Investments:
Money Market Fund	9,862,623	9,862,623	—	—
Time Deposits	35,401,125	—	35,401,125	—

Total — Investments, at Value	$1,150,709,181	$73,666,844	$1,077,042,337	$—

Security Lending Transactions — Liabilities	$(9,862,623)	$—	$(9,862,623)	$—

Other Financial Instruments — Assets
Futures Contracts	$7,625	$7,625	$—	$—

Total Other Financial Instruments — Assets	$7,625	$7,625	$—	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(15,783)	$(15,783)	$—	$—

Total Other Financial Instruments — Liabilities	$(15,783)	$(15,783)	$—	$—

Emerging Markets Equity Fund
Investments, at Value
Common Stocks:
Brazil	$32,738,539	$32,738,539	$—	$—
China	128,744,142	12,320,804	116,423,338	—
India	68,217,608	11,458,817	56,758,791	—
South Korea	55,667,735	—	55,667,735	—
Taiwan	57,433,108	11,852,953	45,580,155	—
Other Countries**	113,987,898	27,381,401	86,565,571	40,926
Preferred Stocks:
Brazil	3,207,275	3,207,275	—	—
Chile	361,587	361,587	—	—
Colombia	85,938	85,938	—	—
Mexico	149,024	149,024	—	—
Russia	856	—	20	836
South Korea	3,091,652	—	3,091,652	—
Rights:
Brazil	3,981	3,981	—	—
China	2	—	2	—
Thailand	— *	—	—	—	*
Short-Term Investments:
Money Market Fund	187,012	187,012	—	—
Time Deposits	16,268,888	—	16,268,888	—

Total — Investments, at Value	$480,145,245 *	$99,747,331	$380,356,152	$41,762	*

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2022	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Security Lending Transactions — Liabilities	$(187,012)	$—	$(187,012)	$—

Other Financial Instruments — Liabilities
Futures Contract	$(11,342)	$(11,342)	$—	$—

Total Other Financial Instruments — Liabilities	$(11,342)	$(11,342)	$—	$—

Core Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$425,709,705 *	$—	$425,709,705	$—	*
Mortgage-Backed Securities	384,260,861	—	384,260,861	—
U.S. Government Agencies & Obligations	352,842,225	—	352,842,225	—
Collateralized Mortgage Obligations	148,485,395	—	148,485,395	—
Sovereign Bonds	59,736,088	—	59,736,088	—
Asset-Backed Securities	28,197,385	—	28,197,385	—
Senior Loans	22,938,615	—	22,938,615	—
Municipal Bonds	5,489,237	—	5,489,237	—
Common Stock:
Wireless Telecommunication Services	324,809	—	—	324,809
Right:
Luxembourg	— *	—	—	—	*
Purchased Options	222,419	211,834	10,585	—
Short-Term Investments:
Time Deposits	32,869,668	—	32,869,668	—
U.S. Government Obligations	19,925,995	—	19,925,995	—

Total Investments, at Value	$1,481,002,402 *	$211,834	$1,480,465,759	$324,809	*

Other Financial Instruments — Assets
Futures Contracts	$1,278,352	$1,278,352	$—	$—
Forward Foreign Currency Contracts	220,737	—	220,737	—
Centrally Cleared Interest Rate Swaps	4,977,066	—	4,977,066	—
Centrally Cleared Inflation Rate Swap	248,183	—	248,183	—
Centrally Cleared Credit Default Swap	95,439	—	95,439	—

Total Other Financial Instruments — Assets	$6,819,777	$1,278,352	$5,541,425	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(2,460,792)	$(1,546,189)	$(914,603)	$—
Futures Contracts	(2,977,835)	(2,977,835)	—	—
Forward Foreign Currency Contracts	(448,893)	—	(448,893)	—
Centrally Cleared Inflation Rate Swap	(249,622)	—	(249,622)	—
Centrally Cleared Credit Default Swap	(31,476)	—	(31,476)	—

Total Other Financial Instruments — Liabilities	$(6,168,618)	$(4,524,024)	$(1,644,594)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2022	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
High Yield Fund
Investments, at Value
Corporate Bonds & Notes	$98,769,177	$—	$98,769,177	$—
Collateralized Mortgage Obligations	4,245,080	—	4,245,080	—
Senior Loans	3,548,878	—	3,548,878	—
Preferred Stocks:
Financials	519,977	519,977	—	—
Convertible Preferred Stock:
Energy	455,588	—	455,588	—
Common Stocks:
Energy	336,512	336,512	—	—
Sovereign Bonds	35,885	—	35,885	—
Short-Term Investments:
Time Deposits	3,027,803	—	3,027,803	—

Total Investments, at Value	$110,938,900	$856,489	$110,082,411	$—

International Fixed Income Fund
Investments, at Value
Sovereign Bonds
Japan	$24,050,471	$—	$24,050,471	$—
Other Countries**	23,107,379	—	23,107,379	—
Collateralized Mortgage Obligations	39,077,916	—	39,077,916	—
Mortgage-Backed Securities	26,895,331	—	26,895,331	—
Corporate Bonds & Notes	19,324,701	—	19,324,701	—
U.S. Government Obligations	4,617,270		4,617,270
Asset-Backed Securities	814,941	—	814,941	—
Municipal Bond	87,873	—	87,873	—
Purchased Options	106,779	—	106,779	—
Short-Term Investments:
Banker’s Acceptance	832,343	—	832,343	—
Repurchase Agreement	3,600,000	—	3,600,000	—
Sovereign Bonds
Japan	41,719,379	—	41,719,379	—
Other Countries**	4,671,444	—	4,671,444	—
Time Deposits	3,725,891	—	3,725,891	—
U.S. Government Obligations	540,798	—	540,798	—

Total — Investments, at Value	$193,172,516	$—	$193,172,516	$—

Other Financial Instruments — Assets
Futures Contracts	$359,231	$359,231	$—	$—
Forward Foreign Currency Contracts	3,570,630	—	3,570,630	—
OTC Total Return Swaps	680,614	—	680,614	—
OTC Interest Rate Swaps	161,257	—	161,257	—
Centrally Cleared Interest Rate Swaps	4,076,294	—	4,076,294	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2022	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
OTC Credit Default Swaps	$41,268	$—	$41,268	$—
Centrally Cleared Credit Default Swaps	455,123	—	455,123	—

Total Other Financial Instruments — Assets	$9,344,417	$359,231	$8,985,186	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(691,509)	$(5,831)	$(685,678)	$—
Forward Sale Commitments	(28,377,952)	—	(28,377,952)	—
Futures Contracts	(1,046,509)	(1,046,509)	—	—
Forward Foreign Currency Contracts	(314,320)	—	(314,320)	—
OTC Interest Rate Swap	(4,804)	—	(4,804)	—
Centrally Cleared Interest Rate Swaps	(5,079,854)	—	(5,079,854)	—
Centrally Cleared Inflation Rate Swaps	(165,618)	—	(165,618)	—
Centrally Cleared Credit Default Swaps	(105,375)	—	(105,375)	—
OTC Cross-Currency Swap	(5,813)	—	(5,813)	—

Total Other Financial Instruments — Liabilities	$(35,791,754)	$(1,052,340)	$(34,739,414)	$—

Municipal Bond Fund
Investments, at Value
Municipal Bonds	$82,081,575	$—	$82,081,575	$—
Short-Term Investments:
Time Deposits	4,423,026	—	4,423,026	—

Total Investments, at Value	$86,504,601	$—	$86,504,601	$—

Other Financial Instruments — Assets
Futures Contracts	$8,722	$8,722	$—	$—

Total Other Financial Instruments — Assets	$8,722	$8,722	$—	$—

Inflation-Linked Fixed Income Fund
Investments, at Value
U.S. Government Agencies & Obligations	$108,208,329	$—	$108,208,329	$—
Sovereign Bonds	12,092,600	—	12,092,600	—
Collateralized Mortgage Obligations	10,228,864	—	10,228,864	—
Corporate Bonds & Notes	4,184,832	—	4,184,832	—
Mortgage-Backed Securities	3,694,345	—	3,694,345	—
Purchased Options	756,455	—	756,455	—
Short-Term Investments:
Time Deposits	1,847,087	—	1,847,087	—

Total Investments, at Value	$141,012,512	$—	$141,012,512	$—

Other Financial Instruments — Assets
Futures Contracts	$247,195	$247,195	$—	$—
Forward Foreign Currency Contracts	521,776	—	521,776	—
Centrally Cleared Interest Rate Swaps	355,219	—	355,219	—
Centrally Cleared Inflation Rate Swaps	2,086,851	—	2,086,851	—

Total Other Financial Instruments — Assets	$3,211,041	$247,195	$2,963,846	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2022	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Liabilities
Options Contracts Written	$(1,035,876)	$—	$(1,035,876)	$—
Reverse Repurchase Agreements	(32,587,040)	—	(32,587,040)	—
Futures Contracts	(333,715)	(333,715)	—	—
Forward Foreign Currency Contracts	(71,516)	—	(71,516)	—
Centrally Cleared Interest Rate Swaps	(213,089)	—	(213,089)	—
Centrally Cleared Inflation Rate Swaps	(2,838,015)	—	(2,838,015)	—
Centrally Cleared Credit Default Swap	(326)	—	(326)	—

Total Other Financial Instruments — Liabilities	$(37,079,577)	$(333,715)	$(36,745,862)	$—

Ultra-Short Term Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$254,534,193	$—	$254,534,193	$—
Collateralized Mortgage Obligations	137,915,820	—	137,915,820	—
Asset-Backed Securities	32,998,914	—	32,998,914	—
U.S. Government Agencies & Obligation	15,533,367	—	15,533,367	—
Sovereign Bonds	7,854,421	—	7,854,421	—
Mortgage-Backed Securities	933,402	—	933,402	—
Certificate of Deposit	958,135	—	958,135	—
Short-Term Investments:
Commercial Papers	5,272,792	—	5,272,792	—
Time Deposits	5,209,403	—	5,209,403	—
U.S. Government Obligations	232,091,312	—	232,091,312	—

Total Investments, at Value	$693,301,759	$—	$693,301,759	$—

Other Financial Instruments — Assets
Futures Contracts	$400,211	$400,211	$—	$—
Forward Foreign Currency Contracts	2,958,493	—	2,958,493	—
Centrally Cleared Credit Default Swaps	797,842	—	797,842	—

Total Other Financial Instruments — Assets	$4,156,546	$400,211	$3,756,335	$—

Other Financial Instruments — Liabilities
Forward Foreign Currency Contracts	$(312,412)	$—	$(312,412)	$—

Total Other Financial Instruments — Liabilities	$(312,412)	$—	$(312,412)	$—

Alternative Strategies Fund
Investments, at Value
Open End Mutual Fund Securities:
United States	$142,933,119	$142,933,119	$—	$—

Total Investments, at Value	$142,933,119	$142,933,119	$—	$—

*	Includes securities that are fair valued using significant unobservable inputs at $0.
**	Other countries represents countries that are individually less than 5% of Net Assets.

Notes to Financial Statements

(continued)

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

Transfer between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2021 through August 31, 2022:

	Total	Asset-Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes		Preferred Stocks	Rights		Senior Loans
Small-Mid Cap Equity Fund
Balance as of August 31, 2021	$— *	$—	$—	$— *	$—		$—	$—		$—
Total realized gain (loss)	11	—	—	11	—		—	—		—
Change in unrealized appreciation (depreciation)	—	—	—	—	—		—	—		—
Purchases	—	—	—	—	—		—	—		—
(Sales)	(11)	—	—	(11)	—		—	—		—
Transfers in	—	—	—	—	—		—	—		—
(Transfers out)	—	—	—	—	—		—	—		—

Balance as of August 31, 2022	$— *	$—	$—	$— *	$—		$—	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2022	—	$—	$—	—	$—		$—	$—		$—

Emerging Markets Equity Fund
Balance as of August 31, 2021	$19 *	$—	$—	$19 *	$—		$—	$—		$—
Total realized gain (loss)	(39,963)	—	—	(39,963)	—		—	—		—
Change in unrealized appreciation (depreciation)	(342,724)	—	—	(342,724)	—		—	—		—
Purchases	417,560	—	—	417,560	—		—	—		—
(Sales)	(34,403)	—	—	(34,403)	—		—	—		—
Transfers in	41,290	—	—	40,454	—		836	—		—
(Transfers out)	(16)	—	—	(16)	—		—	—		—

Balance as of August 31, 2022	41,763 *	$—	$—	$40,927 *	$—		$836	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2022	$(1,335,941)	$—	$—	$(1,290,821)	$—		$(45,120)	$—		$—

Core Fixed Income Fund
Balance as of August 31, 2021	$— *	$—	$—	$—	$—	*	$—	$—		$—
Total realized gain (loss)	—	—	—	—	—		—	—		—
Change in unrealized appreciation (depreciation)	(523,719)	—	—	(523,719)	—		—	—		—
Purchases	848,528 *	—	—	848,528	—		—	—	*	—
(Sales)	—	—	—	—	—		—	—		—
Transfers in	—	—	—	—	—		—	—		—
(Transfers out)	—	—	—		—		—	—		—

Balance as of August 31, 2022	$324,809 *	$—	$—	$324,809	$—	*	$—	$—	*	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2022	$(523,719)	$—	$—	$(523,719)	$—		$—	$—		$—

Notes to Financial Statements

(continued)

	Total	Asset-Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes	Preferred Stocks	Rights	Senior Loans
High Yield Fund
Balance as of August 31, 2021	$322,753	$—	$—	$—	$—	$—	$—	$322,753
Total realized gain (loss)	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(50,294)	—	—	—	—	—	—	(50,294)
Purchases	43,323	—	—	—	—	—	—	43,323
(Sales)	—	—	—	—	—	—	—	—
Transfers in	—	—	—	—	—	—	—	—
(Transfers out)	(315,782)	—	—	—	—	—	—	(315,782)

Balance as of August 31, 2022	$—	$—	$—	$—	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2022	$—	$—	$—	$—	$—	$—	$—	$—

International Fixed Income Fund
Balance as of August 31, 2021	$1,342,080	$—	$1,342,080	$—	$—	$—	$—	$—
Total realized gain (loss)	(12,610)	—	(12,610)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(15,959)	—	(15,959)	—	—	—	—	—
Purchases	—	—	—	—	—	—	—	—
(Sales)	(1,238,628)	—	(1,238,628)	—	—	—	—	—
Transfers in	—	—	—	—	—	—	—	—
(Transfers out)	(74,883)	—	(74,883)	—	—	—	—	—

Balance as of August 31, 2022	$—	$—	$—	$—	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2022	$—	$—	$—	$—	$—	$—	$—	$—

Ultra-Short Term Fixed Income Fund
Balance as of August 31, 2021	$1,499,654	$299,716	$1,199,938	$—	$—	$—	$—	$—
Total realized gain (loss)	(424,978)	(235,686)	(189,292)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(79,694)	(9,647)	(70,047)	—	—	—	—	—
Purchases	745,278	745,278	—	—	—	—	—	—
(Sales)	—	—	—	—	—	—	—	—
Transfers in	—	—	—	—	—	—	—	—
(Transfers out)	(1,740,260)	(799,661)	(940,599)	—	—	—	—	—

Balance as of August 31, 2022	$—	$—	$—	$—	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2022	$—	$—	$—	$—	$—	$—	$—	$—

*	Includes securities that are valued at $0.

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at the year-end for each Fund are disclosed in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin, which is included in deposits for collateral with counterparty on the Statements of Assets and Liabilities. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments and are reported on the Statements of Assets and Liabilities. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Inflation-Capped Options. Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability on the Statements of Assets and Liabilities and subsequently marked to market to reflect the change value of the

Notes to Financial Statements

(continued)

option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(v) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(vi) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets. Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year-end are included on the Fund’s Schedule of Investments under the caption “Purchased Options.”

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vii) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as

Notes to Financial Statements

(continued)

realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Such amounts are reported on the Statements of Assets and Liabilities as deposits with counterparties.

(viii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases, a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(ix) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(x) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared

Notes to Financial Statements

(continued)

derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(xi) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xii) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xiii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Inflation rate swap contracts are subject to movements in interest rates.

(xiv) Total Return Swaps. The Fund may enter into total return swap contracts to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swap contracts are agreements where the total return of a reference asset is paid in exchange for periodic cash flows. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gains or losses in the Statements of Operations.

Notes to Financial Statements

(continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2022:

Large Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$32,213	$32,213

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$3,779	$3,779

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$(800,611)	$(800,611)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(991,276)	$(991,276)

Small-Mid Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$66,184	$66,184

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$(299,586)	$(299,586)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(103,412)	$(103,412)

International Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$7,625	$7,625

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$15,783	$15,783

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$38,764	$38,764
Forward foreign currency contracts	—	604	—	—	604

	$—	$604	$—	$38,764	$39,368

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(23,010)	$(23,010)

Emerging Markets Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$11,342	$11,342

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$(364,621)	$(364,621)
Forward foreign currency contracts	—	843	—	—	843

	$—	$843	$—	$(364,621)	$(363,778)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(21,972)	$(21,972)

Core Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$211,834	10,585	$—	$—	$222,419
Unrealized appreciation on open futures contracts (b)	1,278,352	—	—	—	1,278,352
Unrealized appreciation on forward foreign currency contracts (c) .	—	220,737	—	—	220,737
Unrealized appreciation on centrally cleared swaps (f)	5,225,249	—	95,439	—	5,320,688

	$6,715,435	$231,322	$95,439	$—	$7,042,196

Liability derivatives
Options contracts written outstanding (a)	$1,546,189	$914,603	$—	$—	$2,460,792
Unrealized depreciation on open futures contracts (b)	2,977,835	—	—	—	2,977,835
Unrealized depreciation on forward foreign currency contracts (a)	—	448,893	—	—	448,893
Unrealized depreciation on centrally cleared swaps (f)	249,622	—	31,476	—	281,098

	$4,773,646	$1,363,496	$31,476	$—	$6,168,618

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(2,065,075)	$(18,378)	$—	$—	$(2,083,453)
Futures contracts.	(14,547,466)	—	—	—	(14,547,466)
Options contracts written	1,613,630	—	—	—	1,613,630
Swap contracts	4,660,049	—	61,877	—	4,721,926
Forward foreign currency contracts	—	(2,078,229)	—	—	(2,078,229)

	$(10,338,862)	$(2,096,607)	$61,877	$—	$(12,373,592)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(171,606)	$(86,113)	$—	$—	$(257,719)
Futures contracts.	(1,469,136)	—	—	—	(1,469,136)
Options contracts written	(511,592)	(892,175)	—	—	(1,403,767)
Swap contracts	3,463,770	—	63,963	—	3,527,733
Forward foreign currency contracts	—	(245,819)	—	—	(245,819)

	$1,311,436	$(1,224,107)	$63,963	$—	$151,292

International Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$106,779	$—	$—	$—	$106,779
Unrealized appreciation on open futures contracts (b)	359,231	—	—	—	359,231
Unrealized appreciation on forward foreign currency contracts (c) .	—	3,570,630	—	—	3,570,630
Unrealized appreciation on centrally cleared swaps (f)	4,076,294	—	455,123	—	4,531,417
Unrealized appreciation on OTC swaps (c)	841,871	—	41,268	—	883,139

	$5,384,175	$3,570,630	$496,391	$—	$9,451,196

Liability derivatives
Options contracts written outstanding (a)	$683,296	$—	$8,213	$—	$691,509
Unrealized depreciation on open futures contracts (b)	1,046,509	—	—	—	1,046,509
Unrealized depreciation on forward foreign currency contracts (a)	—	314,320	—	—	314,320
Unrealized depreciation on centrally cleared swaps (f)	5,245,472	—	105,375	—	5,350,847
Unrealized depreciation on OTC swaps (a)	4,804	5,813	—	—	10,617

	$6,980,081	$320,133	$113,588	$—	$7,413,802

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(35,697)	$(3,542)	$—	$—	$(39,239)
Futures contracts	(2,610,093)	—	—	—	(2,610,093)
Options contracts written	352,089	14,832	85,420	—	452,341
Swap contracts	(3,497,032)	—	(145,841)	311,179	(3,331,694)
Forward foreign currency contracts	—	15,615,971	—	—	15,615,971

	$(5,790,733)	$15,627,261	$(60,421)	$311,179	$10,087,286

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$100,174	$—	$—	$—	$100,174
Futures contracts	(703,917)	—	—	—	(703,917)
Options contracts written	(542,527)	5,851	(17,702)	—	(554,378)
Swap contracts	194,764	(104,407)	338,708	—	429,065
Forward foreign currency contracts	—	2,774,811	—	—	2,774,811

	$(951,506)	$2,676,255	$321,006	$—	$2,045,755

Municipal Bond Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$8,722	$—	$—	$—	$8,722

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$143,623	$—	$—	$—	$143,623

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$8,870	$—	$—	$—	$8,870

Notes to Financial Statements

(continued)

Inflation-Linked Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$756,455	$—	$—	$—	$756,455
Unrealized appreciation on open futures contracts (b)	247,195	—	—	—	247,195
Unrealized appreciation on forward foreign currency contracts (c)	—	521,776	—	—	521,776
Unrealized appreciation on centrally cleared swaps (f)	2,442,070	—	—	—	2,442,070

	$3,445,720	$521,776	$—	$—	$3,967,496

Liability derivatives
Options contracts written outstanding (a)	$1,034,778	$—	$1,098	$—	$1,035,876
Unrealized depreciation on open futures contracts (b)	333,715	—	—	—	333,715
Unrealized depreciation on forward foreign currency contracts (a)	—	71,516	—	—	71,516
Unrealized depreciation on centrally cleared swaps (f)	3,051,104	—	326	—	3,051,430

	$4,419,597	$71,516	$1,424	$—	$4,492,537

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$71,369	$—	$—	$—	$71,369
Futures contracts	2,849,110	—	—	—	2,849,110
Options contracts written	(174,543)	—	25,170	—	(149,373)
Swap contracts	(153,413)	—	3,800	—	(149,613)
Forward foreign currency contracts	—	3,565,568	—	—	3,565,568

	$2,592,523	$3,565,568	$28,970	$—	$6,187,061

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$475,117	$—	$—	$—	$475,117
Futures contracts	37,927	—	—	—	37,927
Options contracts written	(801,132)	—	(4,726)	—	(805,858)
Swap contracts	(331,702)	—	(2,121)	—	(333,823)
Forward foreign currency contracts	—	280,965	—	—	280,965

	$(619,790)	$280,965	$(6,847)	$—	$(345,672)

Notes to Financial Statements

(continued)

Ultra–Short Term Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$400,211	$—	$—	$—	$400,211
Unrealized appreciation on forward foreign currency contracts (c)	—	2,958,493	—	—	$2,958,493
Unrealized appreciation on centrally cleared swaps (f)	—	—	797,842	—	$797,842

	$400,211	$2,958,493	$797,842	$—	$4,156,546

Liability derivatives
Unrealized depreciation on forward foreign currency contracts (a)	$—	$312,412	$—	$—	$312,412

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2022:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$9,261,384	$—	$—	$—	$9,261,384
Swap contracts	(1,009,078)	—	(299,927)	—	(1,309,005)
Forward foreign currency contracts	—	9,965,706	—	—	9,965,706

	$8,252,306	$9,965,706	$(299,927)	$—	$17,918,085

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$605,589	$—	$—	$—	$605,589
Swap contracts	—	—	826,381	—	826,381
Forward foreign currency contracts	—	1,680,519	—	—	1,680,519

	$605,589	$1,680,519	$826,381	$—	$3,112,489

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on OTC swap contracts or options contracts written, at value.
(b)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the open exchanged-traded futures contracts table in the Fund’s Schedule of Investments.

(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on OTC swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.
(e)

Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.

(f)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the open swap contracts table in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

The average monthly notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the monthly average market value of options contracts written and purchased options outstanding during the year ended August 31, 2022 were as follows:

Large Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$13,383,413
Small-Mid Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$2,108,503
International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$1,776,541
Forward foreign currency contracts	—	12,567	—	—
Emerging Markets Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$1,589,705
Forward foreign currency contracts	—	96,536	—	—
Core Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$313,406	$13,378	$—	$—
Futures contracts	597,541,504	—	—	—
Option contracts written	1,064,420	70,354	—	—
Swap contracts	73,901,950	—	10,970,631	—
Forward foreign currency contracts	—	40,436,357	—	—
International Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$66,979	$1,260	$—	$—
Futures contracts	88,214,245	—	—	—
Option contracts written	376,595	6,251	14,367	—
Swap contracts	315,475,894	1,506,394	24,653,702	—
Forward foreign currency contracts	—	217,792,274	—	—

Notes to Financial Statements

(continued)

Municipal Bond Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$2,305,654	$—	$—	$—
Inflation-Linked Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$469,181	$—	$—	$—
Futures contracts	75,347,602	—	—	—
Option contracts written	619,724	—	4,300	—
Swap contracts	56,709,565	—	100,000	—
Forward foreign currency contracts	—	45,274,476	—	—
Ultra-Short Term Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$297,790,986	$—	$—	$—
Swap contracts	26,623,077	—	49,646,154	—
Forward foreign currency contracts	—	201,858,803	—	—

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d)Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an

Notes to Financial Statements

(continued)

unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances.

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2022:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Fund	Gross Asset Amount Presented in the Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Large Cap Equity Fund	$10,157,649	$—	$(10,157,649)	$0
Small-Mid Cap Equity Fund	20,725,665	—	(20,725,665)	0
International Equity Fund	12,170,359	—	(12,170,359)	0
Emerging Markets Equity Fund	402,903	—	(402,903)	0

(a)	Represents market value of securities on loan at period end.
(b)

The Funds received cash collateral of $10,568,557, $21,278,164, $9,862,623 and $187,012, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments. In addition, the Funds received non-cash collateral of $0, $0, $2,817,597 and $239,119, respectively, in the form of U.S. Government Obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022:

	Remaining Contractual Maturity of the Agreements As of August 31, 2022
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$10,568,557	$—	$—	$—	$10,568,557

Total Borrowings	$10,568,557	$—	$—	$—	$10,568,557

Gross amount of recognized liabilities for securities lending transactions					$10,568,557

Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$21,278,164	$—	$—	$—	$21,278,164

Total Borrowings	$21,278,164	$—	$—	$—	$21,278,164

Gross amount of recognized liabilities for securities lending transactions					$21,278,164

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements As of August 31, 2022
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
International Equity Fund
Securities Lending Transactions
Common Stocks	$9,862,623	$—	$—	$—	$9,862,623

Total Borrowings	$9,862,623	$—	$—	$—	$9,862,623

Gross amount of recognized liabilities for securities lending transactions					$9,862,623

Emerging Markets Equity Fund
Securities Lending Transactions
Common Stocks	$187,012	$—	$—	$—	$187,012

Total Borrowings	$187,012	$—	$—	$—	$187,012

Gross amount of recognized liabilities for securities lending transactions					$187,012

Inflation-Linked Fixed Income Fund
Reverse Repurchase Agreements Transactions
U.S. Government Obligations	$—	$32,587,040	$—	$—	$32,587,040

Sale-Buyback Transaction
U.S. Government Obligations	$—	$4,030,523	$—	$—	$4,030,523

Total Borrowings	$—	$36,617,563	$—	$—	$36,617,563

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$32,587,040

Gross amount of recognized liabilities for sale-buyback transaction					$4,030,523

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in Net realized gain (loss) on investments on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments.” The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

Notes to Financial Statements

(continued)

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) LIBOR Discontinuance or Unavailability Risk. LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the “FCA”), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used US dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or

Notes to Financial Statements

(continued)

investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s investments (including their volatility, value and liquidity) and, as a result, the performance or net asset value.

(n) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(o) Market Risk. The outbreak of the coronavirus (“COVID-19”) and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund’s investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund’s investments (and, in turn, the Fund’s investment results) in may be adversely affected because of these and similar types of factors and developments.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals, which have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Ukraine, ant other combatants, including Belarus. Russia in turn has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian or Ukrainian issuers, markets or economies. The duration and extent of the economic impacts resulting from the military conflict with Russia and the related sanctions is uncertain at this time.

(p) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as income from non-cash dividends at fair value. Interest

Notes to Financial Statements

(continued)

and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt, if any, and is included in interest and dividend income, respectively. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(q) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(r) Distributions to Shareholders. Distributions from net investment income for Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Alternative Strategies Fund, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, if any, are declared and paid on a monthly basis.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2021 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund	Distributable earnings/ Accumulated deficit	Paid-in-capital
Large Cap Equity Fund	$(141,581)	$141,581
Small-Mid Cap Equity Fund	—	—
International Equity Fund	(14,641)	14,641

Notes to Financial Statements

(continued)

Fund	Distributable earnings/ Accumulated deficit	Paid-in-capital
Emerging Markets Fund	$—	$—
Core Fixed Income Fund	—	—
High Yield Fund	—	—
International Fixed Income Fund	—	—
Municipal Bond Fund	—	—
Inflation-Linked Fixed Income Fund	—	—
Ultra-Short Term Fixed Income Fund	3	(3)
Alternative Strategies Fund	166,498	(166,498)

(u) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(v) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of the securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(w) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(x) Senior Floating-Rate Loans. Interests in senior floating-rate loans (“Senior Loans”) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is

Notes to Financial Statements

(continued)

periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

In connection with bank loan interests, the Fund may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The Fund is obligated to fund those commitments at borrower’s discretion. In connection with these commitments, the Fund earns a commitment fee, which is included in interest income in the Statements of Operations and recognized respectively over the commitment period.

The following table summarizes the Core Fixed Income Fund’s fully unfunded loan position as of August 31, 2022:

Security	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Depreciation
athenahealth Group Inc	$93,993	$93,042	$90,200	$(2,842)

(y) Sale-Buyback and Buy-Saleback Transactions. A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions.

During the year ended August 31, 2022, the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund participated in sale-buyback transactions. The payable for investments purchased related to sale-buyback transactions at August 31, 2022, an average amount of borrowings, incurred interest expense and a weighted average interest rate related to sale-buyback transactions outstanding during the year ended August 31, 2022, were as following:

	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Payable for investments purchased	$4,030,523	$—
Average amount borrowed	4,833,778	11,831,595
Interest expense	28,074	15,063
Weighted average interest rate	0.48%	0.13%

A buy-saleback lending transaction consists of a purchase of a security by a Fund from a counterparty, with a simultaneous agreement to sell the same or substantially the same security at an agreed-upon price and date. The party who sold the security is not entitled to receive principal and interest payments, if any, made on the security during the term of the agreement. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under buy-saleback transactions.

During the year ended August 31, 2022, the Funds did not participate in buy-saleback transactions.

Sale-buyback and buy-saleback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of any pending sale-buyback and buy-saleback transactions as of period end is disclosed in each Fund’s Summary Schedule of Investments.

(z) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in

Notes to Financial Statements

(continued)

an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at August 31, 2022 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2022 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2022.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2022:

	Assets		Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities		Gross Amounts of Recognized Liabiliites Presented in the Statements of Assets and Liabilities
Core Fixed Income Fund:
Forward foreign currency contracts	$220,737		$448,893
Option contracts	10,585	(b)	914,603

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$231,322		$1,363,496

International Fixed Income Fund:
Forward foreign currency contracts	$3,570,630		$314,320
Option contracts	106,779	(b)	685,678
Swap contracts	883,139		10,617

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$4,560,548		$1,010,615

Inflation-Linked Fixed Income Fund:
Forward foreign currency contracts	$521,776		$71,516
Option contracts	756,455	(b)	1,035,876

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$1,278,231		$1,107,392

Notes to Financial Statements

(continued)

	Assets	Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabiliites Presented in the Statements of Assets and Liabilities
Ultra-Short Term Fixed Income Fund:
Forward foreign currency contracts	$2,958,493	$312,412

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$2,958,493	$312,412

(a)	Excludes exchange-traded derivatives.
(b)	Amounts are included in Unaffiliated Investments in the Statements of Assets and Liabilities.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2022:

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received	Net Amount (b) (Not Less than $0)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$229,983	$(229,983)	$—	$0
Goldman Sachs & Co.	1,339	—	—	1,339

Total Over-the-counter derivative instruments	$231,322	$(229,983)	$—	$1,339

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$1,363,496	$(229,983)	$—	$1,133,513

Total Over-the-counter derivative instruments	$1,363,496	$(229,983)	$—	$1,133,513

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
International Fixed Income Fund
Over-the-counter
Bank of America	$717,206	$(89,360)	$(627,846)	$0
Barclays Bank PLC	481,386	(3,603)	(380,000)	97,783
BNP Paribas SA	1,075,236	(94,253)	(800,000)	180,983
Deutsche Bank AG	220,411	(65,964)	—	154,447
Goldman Sachs & Co.	155,695	(155,695)	—	0
HSBC Bank USA	1,407,339	(4,483)	(1,402,856)	0

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
JPMorgan Chase & Co.	$89,501	$(59,163)	$—	$30,338
Royal Bank of Scotland PLC	178,647	—	—	178,647
Societe Generale SA	70,552	(14,899)	—	55,653
Standard Chartered Bank	131,306	(30,734)	—	100,572
UBS Securities LLC	33,269	(33,269)	—	0

Total Over-the-counter derivative instruments	$4,560,548	$(551,423)	$(3,210,702)	$798,423

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
International Fixed Income Fund
Over-the-counter
Bank of America	$89,360	$(89,360)	$—	$0
Barclays Bank PLC	3,603	(3,603)	—	0
BNP Paribas SA	94,253	(94,253)	—	0
Deutsche Bank AG	65,964	(65,964)	—	0
Goldman Sachs & Co.	590,802	(155,695)	—	435,107
HSBC Bank USA	4,483	(4,483)	—	0
JPMorgan Chase & Co.	59,163	(59,163)	—	0
Societe Generale SA	14,899	(14,899)	—	0
Standard Chartered Bank	30,734	(30,734)	—	0
UBS Securities LLC	57,354	(33,269)	—	24,085

Total Over-the-counter derivative instruments	$1,010,615	$(551,423)	$—	$459,192

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$126,717	$(126,717)	$—	$0
BNP Paribas SA	504,752	(504,752)	—	0
Deutsche Bank AG	187,366	(187,366)	—	0
HSBC Bank USA	393,737	(50,843)	(280,000)	62,894
JPMorgan Chase & Co.	5,874	(5,874)	—	0
Merrill Lynch, Pierce, Fenner & Smith Inc.	55,038	(6,248)	—	48,790
Standard Chartered Bank	4,747	(3,145)	—	1,602

Total Over-the-counter derivative instruments	$1,278,231	$(884,945)	$(280,000)	$113,286

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$192,326	$(126,717)	$—	$65,609
BNP Paribas SA	588,948	(504,752)	—	84,196
Deutsche Bank AG	258,184	(187,366)	—	70,818
HSBC Bank USA	50,843	(50,843)	—	0
JPMorgan Chase & Co.	7,698	(5,874)	—	1,824
Merrill Lynch, Pierce, Fenner & Smith Inc.	6,248	(6,248)	—	0
Standard Chartered Bank	3,145	(3,145)	—	0

Total Over-the-counter derivative instruments	$1,107,392	$(884,945)	$—	$222,447

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
Ultra-Short Term Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$597,786	$—	$(360,000)	$237,786
BNP Paribas SA	18,188	(18,188)	—	0
HSBC Bank USA	1,364,285	(135,431)	(1,228,854)	0
JPMorgan Chase & Co.	68,946	(68,946)	—	0
Merrill Lynch, Pierce, Fenner & Smith Inc.	558,597	(73,626)	(320,000)	164,971
Standard Chartered Bank	350,691	—	(300,000)	50,691

Total Over-the-counter derivative instruments	$2,958,493	$(296,191)	$(2,208,854)	$453,448

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$34,387	$(18,188)	$—	$16,199
HSBC Bank USA	135,431	(135,431)	—	0
JPMorgan Chase & Co.	68,968	(68,946)	—	22
Merrill Lynch, Pierce, Fenner & Smith Inc.	73,626	(73,626)	—	0

Total Over-the-counter derivative instruments	$312,412	$(296,191)	$—	$16,221

(a)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)	Net amount represents the new amount receivable from the counterparty in the event of default.
(c)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Notes to Financial Statements

(continued)

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Wealth Management, serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser on a monthly basis, a sub-advisory fee from its investment management fees.

CGAS has contractually agreed to waive fees and reimburse expenses in order to keep the Funds’ management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. Because the Alternative Strategies Fund does not currently have sub-advisers, CGAS will contractually waive 1.00% of its management fees. This contractual waiver will only apply if the Funds’ total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Funds’ total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of the Funds’ prospectus or until such time as the Board of Trustees act to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

In addition, for Alternative Strategies Fund, CGAS and its affiliates agrees to waive fees and reimburse expenses in order to keep the Fund’s management fee from exceeding 0.20% more than the total amount of sub-advisory fees paid by the Adviser and to keep the Fund’s total operating costs from exceeding 0.70% (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). This contractual arrangement shall remain in effect for at least one year from the date of the Fund’s prospectus or until such time as the Board of Trustees act to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

The maximum allowable investment management fees represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2022 are indicated below:

Fund	Sub-advisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.19%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.26%	0.20%	0.80%
International Equity Fund	0.32%	0.20%	0.70%
Emerging Markets Equity Fund	0.37%	0.20%	0.90%
Core Fixed Income Fund	0.17%	0.20%	0.40%
High Yield Fund	0.30%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%	0.20%	0.50%
Alternative Strategies Fund	N/A	0.20%	1.20%

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2022, the amounts waived and/or reimbursed by the Manager were as follows:

Fund	Amounts Waived and/or Reimbursed
Large Cap Equity Fund	$3,960,953
Small-Mid Cap Equity Fund	2,004,758
International Equity Fund	2,385,277
Emerging Markets Equity Fund	1,745,773
Core Fixed Income Fund	339,462
High Yield Fund	321,281
International Fixed Income Fund	92,668

Notes to Financial Statements

(continued)

Fund	Amounts Waived and/or Reimbursed
Municipal Bond Fund	$—
Inflation-Linked Fixed Income Fund	63,578
Ultra-Short Term Fixed Income Fund	283,145
Alternative Strategies Fund	1,386,152

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

For the year ended August 31, 2022, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including Morgan Stanley Smith Barney LLC, the Trust’s distributor, received brokerage commissions of:

Fund	Commission Dollars to MS&Co.
Large Cap Equity Fund	$7,513
Small-Mid Cap Equity Fund	3,787
International Equity Fund	—
Emerging Markets Equity Fund	5,526
Core Fixed Income Fund	—
High Yield Fund	—
International Fixed Income Fund	—
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	—
Ultra-Short Term Fixed Income Fund	—
Alternative Strategies Fund	—

Officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the annual compensation of the Fund’s Chief Compliance Officer.

For the year ended August 31, 2022, the Funds assume the following to be affiliated issuers:

Large Cap Equity Fund

Underlying Security	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Depreciation	Dividend/ Interest Income	Ending Value as of August 31, 2022
Morgan Stanley	$3,824,540	$279,356	$(822,350)	$427,218	$(1,080,324)	$93,772	$2,628,440

Core Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized (Loss) on Sales	Change in Unrealized Depreciation	Dividend/ Interest Income	Ending Value as of August 31, 2022
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class A4, 4.039% due 11/15/46	$533,514	$—	$—	$—	$(38,737)	$20,195	$494,777
Series 2016-C28, Class A3, 3.272% due 1/15/49	632,966	—	(83,792)	(5,041)	(54,917)	17,972	489,216
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 2A, 3.000% due 7/26/48	204,031	—	(202,238)	(126)	(1,667)	699	—

Total	$1,370,511	$—	$(286,030)	$(5,167)	$(95,321)	$38,866	$983,993

Notes to Financial Statements

(continued)

Ultra-Short Term Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Depreciation	Accretion of discount	Dividend/ Interest Income	Ending Value as of August 31, 2022
Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 3.344% (1-Month USD-LIBOR + 0.900%) due 5/25/34	$508,348	$ —	$(72,114)	$298	$(15,849)	$269	$7,119	$420,952

3. Investments

During the year ended August 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Other Investments		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large Cap Equity Fund	$377,626,002	$530,812,518	$—	$—
Small-Mid Cap Equity Fund	234,034,007	241,762,203	—	—
International Equity Fund	516,523,008	492,234,356	—	—
Emerging Markets Fund	152,474,824	71,174,504	—	—
Core Fixed Income Fund	375,074,420	190,589,739	3,292,143,887	3,145,922,295
High Yield Fund	69,035,127	136,076,580	—	—
International Fixed Income Fund	91,388,264	71,007,821	480,703,721	469,760,978
Municipal Bond Fund	49,494,355	42,013,603	—	—
Inflation-Linked Fixed Income Fund	7,649,978	14,872,156	89,999,036	124,347,016
Ultra-Short Term Fixed Income Fund	250,361,100	145,235,360	300,724,800	381,982,409
Alternative Strategies Fund	58,877,817	24,512,625	—	—

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation at August 31, 2022 have been disclosed under respective schedules of investments.

4. Shares of Beneficial Interest

At August 31, 2022, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2022, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2022	Year Ended August 31, 2021
Large Cap Equity Fund
Shares sold	19,904,526	16,388,468
Shares issued on reinvestment	8,645,037	2,732,361
Shares repurchased	(26,812,574)	(26,014,243)

Net Increase (Decrease)	1,736,989	(6,893,414)

Small-Mid Cap Equity Fund
Shares sold	11,973,855	6,299,496
Shares issued on reinvestment	6,195,989	1,453,513
Shares repurchased	(13,284,349)	(14,375,989)

Net Increase (Decrease)	4,885,495	(6,622,980)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2022	Year Ended August 31, 2021
International Equity Fund
Shares sold	30,494,035	20,885,682
Shares issued on reinvestment	8,542,341	1,776,742
Shares repurchased	(30,232,493)	(31,102,796)

Net Increase (Decrease)	8,803,883	(8,440,372)

Emerging Markets Equity Fund
Shares sold	13,449,565	7,814,946
Shares issued on reinvestment	1,444,042	727,361
Shares repurchased	(8,347,559)	(13,644,516)

Net Increase (Decrease)	6,546,048	(5,102,209)

Core Fixed Income Fund
Shares sold	66,749,282	75,404,820
Shares issued on reinvestment	4,652,186	6,196,598
Shares repurchased	(37,663,106)	(37,036,082)

Net Increase	33,738,362	44,565,336

High Yield Fund
Shares sold	10,050,417	26,167,624
Shares issued on reinvestment	2,370,721	3,691,543
Shares repurchased	(33,859,888)	(50,925,415)

Net Decrease	(21,438,750)	(21,066,248)

International Fixed Income Fund
Shares sold	10,232,338	7,584,914
Shares issued on reinvestment	551,579	121,411
Shares repurchased	(5,468,504)	(5,355,761)

Net Increase	5,315,413	2,350,564

Municipal Bond Fund
Shares sold	3,373,446	4,448,064
Shares issued on reinvestment	230,070	177,244
Shares repurchased	(3,002,986)	(2,316,494)

Net Increase	600,530	2,308,814

Inflation-Linked Fixed Income Fund
Shares sold	2,662,178	6,226,990
Shares issued on reinvestment	1,585,959	734,246
Shares repurchased	(6,385,150)	(7,669,850)

Net Decrease	(2,137,013)	(708,614)

Ultra-Short Term Fixed Income Fund
Shares sold	26,855,941	19,830,490
Shares issued on reinvestment	616,856	667,516
Shares repurchased	(19,947,043)	(15,665,398)

Net Increase	7,525,754	4,832,608

Notes to Financial Statements

(continued)

	Year Ended August 31, 2022	Year Ended August 31, 2021
Alternative Strategies Fund
Shares sold	6,417,531	8,057,159
Shares issued on reinvestment	85,188	46,431
Shares repurchased	(3,594,275)	(1,206,672)

Net Increase	2,908,444	6,896,918

5. Dividend and Tax Components of Capital

The tax character of distributors paid during the fiscal year ended August 31, 2022, were as follows:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	55,371,813	39,828,090	60,603,181	10,261,243
Net Long-term Capital Gains	163,004,873	82,172,502	58,735,890	12,656,111

Total Distributions Paid	$218,376,686	$122,000,592	$119,339,071	$22,917,354

	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$1,711,299
Tax Return of Capital	—	—	—	—
Ordinary Income	30,347,304	8,225,582	3,684,321	197,327
Net Long-term Capital Gains	5,659,109	—	656,640	172,870

Total Distributions Paid	$36,006,413	$8,225,582	$4,340,961	$2,081,496

		Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Distributions paid from:
Tax Exempt		$—	$—	$—
Tax Return of Capital		—	—	—
Ordinary Income		11,712,060	6,020,068	728,353
Net Long-term Capital Gains		4,468,405	—	198,491

Total Distributions Paid		$16,180,465	$6,020,068	$926,844

Notes to Financial Statements

(continued)

As of August 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Large Cap Equity Fund		Small-Mid Cap Equity Fund	International Equity Fund		Emerging Markets Equity Fund
Undistributed ordinary income - net	$10,171,115		$2,094,786	$18,835,593		$8,664,475
Undistributed long-term capital gains - net	127,205,942		49,719,989	36,124,099		—
Undistributed tax-exempt income - net	—		—	—		—

Total Undistributed earnings	137,377,057		51,814,775	54,959,692		8,664,475
Capital loss carryforward	—		—	—		—
Other book/tax temporary differences	—		13 (a)	(242	)(a)	(10,264,652)
Unrealized appreciation/(depreciation)	617,336,872		75,261,888	(66,110,670)		(23,250,629)

Total accumulated earnings/(losses) - net	$754,713,929		$127,076,676	$(11,151,220)		$(24,850,806)

	Core Fixed Income Fund		High Yield Fund	International Fixed Income Fund		Municipal Bond Fund
Undistributed ordinary income - net	$—		$1,505,594	$10,764,691		$—
Undistributed long-term capital gains - net	—		—	—		—
Undistributed tax-exempt income - net	—		—	—		378,708

Total Undistributed earnings	—		1,505,594	10,764,691		378,708
Capital loss carryforward	(57,419,977)		(15,376,833)	(2,681,290)		(1,920,798)
Other book/tax temporary differences	(2,582,862	)(a)	1 (a)	(2	)(a)	—
Unrealized appreciation/(depreciation)	(133,582,839)		(13,739,844)	(27,907,341)		(3,951,835)

Total accumulated earnings/(losses) - net	$(193,585,678)		$(27,611,082)	$(19,823,942)		$(5,493,925)

			Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
Undistributed ordinary income - net			$3,993,536	$14,328,104		$3,855,708
Undistributed long-term capital gains - net			1,870,229	—		347,871
Undistributed tax-exempt income - net			—	—		—

Total Undistributed earnings			5,863,765	14,328,104		4,203,579
Capital loss carryforward			—	(10,175,626)		—
Other book/tax temporary differences			1 (a)	—		—
Unrealized appreciation/(depreciation)			(12,347,634)	(24,086,034)		(1,171,358)

Total accumulated earnings/(losses) - net			$(6,483,868)	$(19,933,556)		$3,032,221

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, options, swaps, ROC dividends received, real estate investments, interest accrual on defaulted bonds, the difference between book and tax amortization methods for premiums on fixed income securities, and/or the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

Notes to Financial Statements

(continued)

As of August 31, 2022, the Funds had the following net capital loss carryforwards remaining:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund
Short Term	$—	$—	$—	$—	$29,563,681	$2,519,651
Long Term	—	—	—	—	27,856,296	12,857,182

	$—	$—	$—	$—	$57,419,977	$15,376,833

		International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Short Term		$—	$1,386,208	$—	$9,347,016	$—
Long Term		2,681,290	534,590	—	828,610	—

		$2,681,290	$1,920,798	$—	$10,175,626	$—

During the year ended August 31, 2022 the following funds utilized capital loss carryforwards:

Ultra-Short Term Fixed Income Fund
Short Term	$322,171
Long Term	—

$322,171

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended August 31, 2022, the Fund intends to defer to September 1, 2022 for U.S. federal income tax purposes the following losses:

	Emerging Markets Equity Fund	Core Fixed Income Fund
Ordinary Late Year Losses	$—	$—
Short-Term Post-October Loss	5,779,572	—
Long-Term Post-October Loss	4,485,080	—
Specified Late Year Loss	—	2,582,860

Total	$10,264,652	$2,582,860

7. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2022, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
9/1/22-9/30/22	$0.018241	$0.015732	$0.017903	$0.016995	$0.019110

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of

Morgan Stanley Pathway Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Morgan Stanley Pathway Funds comprising the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund, and Alternative Strategies Fund (the “Funds”), including the schedules of investments, as of August 31, 2022, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. We have also audited the statements of cash flows of International Fixed Income Fund and Inflation-Linked Fixed Income Fund for the year ended August 31, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Morgan Stanley Pathway Funds as of August 31, 2022, and the results of their operations for the year then ended, the cash flows of International Fixed Income Fund and Inflation-Linked Fixed Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Morgan Stanley Pathway Funds	Statements of Operations and Cash Flows*	Statements of Changes in Net Assets	Financial Highlights
Large Cap Equity Fund	For the year-ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, 2019, and 2018
Small-Mid Cap Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Core Fixed Income Fund
High Yield Fund
International Fixed Income Fund
Municipal Bond Fund
Inflation-Linked Fixed Income Fund
Ultra-Short Term Fixed Income Fund
Alternative Strategies Fund	For the year-ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, 2019 and the period from February 15, 2018 (fund inception) through August 31, 2018.

*	Statements of Cash Flows presented for the International Fixed Income Fund and Inflation-Linked Fixed Income Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 28, 2022

We have served as the auditor of one or more Morgan Stanley Pathway Funds investment companies since 2009.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Advisory Agreements

The Morgan Stanley Pathway Funds (the “Trust,” and each series thereof a “Fund,” and collectively, the “Funds”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, other than with respect to the Alternative Strategies Fund, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them by the Manager pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially for a two year term, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

****

At an in-person meeting held on May 24-25, 2022 (the “May Meeting”), the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. In connection with the May Meeting and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The information received and considered by the Independent Trustees both in conjunction with the May Meeting and throughout the year was both written and oral. The Independent Trustees were assisted in their reviews by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. The Independent Trustees also were assisted in their reviews by an independent analysis of investment company contract review processes. In addition to the Management Agreement and the investment advisory agreement between the Trust, on behalf of the Alternative Strategies Fund, and the Manager (the “IM Agreement”), pursuant to which the Manager serves as the investment adviser for the Alternative Strategies Fund, the Board approved at the May Meeting the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund to continue for another year:

Sub-adviser Name	Fund(s) Serviced

The Consulting Group, Consulting Group Advisory Services LLC	♦ Alternative Strategies Fund

Aristotle Capital Boston, LLC	♦ Small-Mid Cap Equity Fund

BlackRock Financial Management, Inc.	♦ Core Fixed Income Fund ♦ Large Cap Equity Fund ♦ Small-Mid Cap Equity Fund ♦ International Equity Fund ♦ Emerging Markets Equity Fund ♦ Municipal Bond Fund

Causeway Capital Management LLC	♦ International Equity Fund

ClearBridge Investments, LLC	♦ Large Cap Equity Fund

Columbia Management Investment Advisers, LLC	♦ Large Cap Equity Fund

D.F. Dent and Company, Inc.	♦ Small-Mid Cap Equity Fund

Lazard Asset Management, LLC	♦ Large Cap Equity Fund ♦ Emerging Markets Equity Fund

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s) Serviced

Lyrical Asset Management LLC	♦ Large Cap Equity Fund

Martin Currie Inc.	♦ Emerging Markets Equity Fund

Delaware Investments Fund Advisers (Macquarie Investment Management)	♦ Large Cap Equity Fund

Metropolitan West Asset Management LLC	♦ Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC	♦ Small-Mid Cap Equity Fund

Nuance Investments, LLC	♦ Small-Mid Cap Equity Fund

Pacific Investment Management Company LLC	♦ International Fixed Income Fund ♦ Inflation-Linked Fixed Income Fund ♦ Ultra-Short Term Fixed Income Fund

PineBridge Investments LLC	♦ High Yield Fund

Schroders Investment Management North America Inc.	♦ International Equity Fund

Schroders Investment Management North America Ltd. (delegation agreement)	♦ International Equity Fund

Van Eck Associates Corporation	♦ Emerging Markets Equity Fund

Victory Capital Management, Inc.	♦ International Equity Fund

Walter Scott & Partners Limited	♦ International Equity Fund

Western Asset Management Company	♦ Core Fixed Income Fund ♦ High Yield Fund

Westfield Capital Management Co., L.P.	♦ Small-Mid Cap Equity Fund

In voting to approve the Agreements at the May Meeting, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the respective Agreements during the May Meeting and during the past year. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically considered each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers, if any, to the respective Fund. With respect to the Alternative Strategies Fund, the Independent Trustees considered the Manager’s investment process and capabilities managing assets and the Manager’s specific responsibilities in all aspects of day-to-day management of the Fund’s assets, as well as the qualification, experience and responsibilities of the person who serves as the portfolio manager for the Alternative Strategies Fund.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

The Independent Trustees also discussed the acceptability of the terms of the Management Agreement, IM Agreement and Sub-Advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including those specific to the Manager providing day-to-day management of the Alternative Strategies Fund’s assets, and those of each Sub-adviser.

During the course of the year and at the May Meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds and the selection and evaluation of Sub-Advisers. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures. The Board also considered the risks associated with the Trust borne by the Manager and its affiliates (such as entrepreneurial, operational and regulatory risk), as well as the Manager’s risk management processes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement, IM Agreement and Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper. As to each Fund, the Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Fund’s Performance Universe. It was noted that, while the Board has found the Broadridge data generally useful, the Trustees recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. As to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. In addition, the Board considered the Funds’ performance in light of overall financial market conditions. The information comparing each Fund’s performance to that of its Performance Universe (except as noted below) was for the one-, three-, five- and ten-year periods ended March 31, 2022.

The Board noted that the Large Cap Equity Fund performed below the median performance of the funds in the Performance Universe for the one- and three-year periods and above the median performance of the funds in the Performance Universe for the five- and ten-year period and was in the third quintile for each period. The Board noted that Small-Mid Cap Equity Fund performed better than the median performance of the funds in the Performance Universe for each period (and was ranked in the first quintile for the five-year period), except for the one-year period when its performance was below the median performance of the funds in the Performance Universe. The Board further noted that the International Equity Fund performed above the median performance of the funds in the Performance Universe for each period, except for the one- and ten-year periods when its performance was below the median performance of the funds in the Performance Universe. With respect to the Emerging Markets Equity Fund,the Board noted that the Fund performed below the median performance of the funds in its Performance Universe for each period. The Trustees then discussed with representatives of management the portfolio management strategy of the Funds’ Sub-advisers and the reasons for certain Funds’ underperformance versus the Performance Universe during certain of the periods under review. Based on its review and discussions with management, as to the Large Cap Equity Fund, Small-Mid Cap Equity Fund and International Equity Fund, the Board was satisfied with the overall performance of the Funds and the performance of the Funds’ Sub-advisers, and with the Adviser’s evaluation of the Emerging Markets Equity Fund’s underperforming its Performance Universe during the periods under review, noting the recent addition of a new additional Sub-adviser for the Emerging Markets Equity Fund.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

The Board noted that the Core Fixed Income Fund performed above or at the median performance of the funds in the Performance Universe for each period, except for the one-year period when its performance was below the median performance of the funds in the Performance Universe. The Board further noted that the International Fixed Income Fund performed above the median performance of the funds in its Performance Universe for each period (and was ranked in the first quintile for the five- and ten-year periods), except for the one-year period when its performance was below the median performance of the funds in the Performance Universe. With respect to each of the High Yield Fund and Municipal Bond Fund, the Board noted that the Funds performed below the median performance of the funds in their respective Performance Universe for each period. With respect to the Inflation-Linked Fixed Income Fund, the Board noted that the Fund performed better than the median performance of the funds in its Performance Universe for the one-, three- and five-year periods, the only periods of performance information provided by Broadridge as the Fund commenced operations on March 8, 2016 (and was ranked in the first quintile for each period). With respect to the Ultra-Short Term Fixed Income Fund, the Board noted that the Fund performed below the median performance of the funds in its Performance Universe for the one-year period and its performance was approximately equivalent to the median performance of the funds in its Performance Universe for the three- and five-year periods, the only periods of performance information provided by Broadridge as the Fund commenced operations on March 8, 2016. The Trustees then discussed with representatives of management the portfolio management strategy of the Funds’ Sub-advisers and the reasons for certain Funds’ underperformance versus the respective Performance Universe during certain of the periods under review. Based on its review and discussions with management, as to the Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, the Board was satisfied with the overall performance of the Funds and the performance of the Funds’ Sub-advisers. With respect to each of the High Yield Fund and Municipal Bond Fund, the Board was satisfied with the Adviser’s evaluation of the Fund’s underperforming its Performance Universe, noting the recent addition of a new additional Sub-adviser for the High Yield Fund.

In addition, the Board noted that the Alternative Strategies Fund performed better than the median performance of the funds in the Performance Universe for the one- and three-year periods, the only periods of performance information provided by Broadridge as the Fund commenced operations on February 15, 2018. As to the Alternative Strategies Fund, based on its review and discussions with management, and noting the limited period of performance data available from Broadridge, the Board was satisfied with the overall performance of the Fund.

The Trustees determined to continue to evaluate the Funds’ performance and that of their respective Sub-advisers, as applicable, and to continue to periodically review Fund performance with the Manager.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fee rate (“Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered the actual management fee rate (“Actual Management Fee”) paid by each Fund over the Fund’s last fiscal year which included reductions for fee waiver and/or expense reimbursement arrangements that were in effect for the Fund, which reduced the management fee paid to the Manager. The Board noted that the Manager has contractually agreed to waive fees and reimburse expenses in order to keep each Fund’s management fees from exceeding the total amount of sub-advisory fees, if any, paid by the Manager plus 0.20% based on average net assets of the Fund. The Board also noted that the compensation paid to the Sub-advisers is paid by the Manager, not the applicable Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by such Funds and their shareholders. The Board also reviewed with management the scope of services provided to the Funds by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-advisers. The Board considered the amount of the management fee retained by the Manager after payment of sub-advisory fees to the Sub-advisers, in each case in light of the services rendered for those amounts. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s actual total expenses with those of a group of funds selected by Broadridge as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Broadridge (the “Expense Universe”). It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group and the fiscal year ends of the peer group funds.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

The information reviewed showed that the Contractual and Actual Management Fees of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, Emerging Markets Equity Fund and International Equity Fund were lower than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, except for the Large Cap Equity Fund where the Contractual Management Fee was approximately equivalent to the median Contractual Management Fee for the funds in its Expense Group, and that the Actual Management Fees were lower than the average Actual Management Fees for the funds in the applicable Expense Universe for each of these Funds.

The information reviewed showed that the Contractual and Actual Management Fees of the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund and Municipal Bond Fund were approximately equivalent to the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, except for the High Yield Fund where the Contractual Management Fee was higher than the median Contractual Management Fee for the funds in its Expense Group, and that the Actual Management Fees were approximately equivalent to the average Actual Management Fees for the funds in the applicable Expense Universe for each of these Funds. The information reviewed showed that the Contractual and Actual Management Fees of the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund were higher than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Actual Management Fees were higher than the average Actual Management Fees for the funds in the applicable Expense Universe for each of these Funds. The information reviewed showed that the Contractual and Actual Management Fees of the Alternative Strategies Fund were lower than the median Contractual and Actual Management Fees for the funds in the Expense Group, and that the Actual Management Fee was lower than the average Actual Management Fee for the funds in the Expense Universe.

The Independent Trustees also noted that the Broadridge expense information showed that the actual total expense ratio for each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, and Alternative Strategies Fund was lower than the median expense ratios of the funds in the respective Fund’s Expense Group. The Broadridge expense information also showed that the actual total expense ratio for each of the Inflation-Linked Fixed Income Fund, International Fixed Income Fund, Municipal Bond Fund and Ultra-Short Term Fixed Income Fund was higher than the median expense ratios of the funds in the respective Fund’s Expense Group. The information reviewed also showed that the actual total expense ratio for each Fund, except for the Inflation-Linked Fixed Income Fund, International Fixed Income Fund, Municipal Bond Fund and Ultra-Short Term Fixed Income Fund, was lower than the average expense ratios of the funds in its respective Expense Group and Expense Universe.

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers, as applicable, were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing sub-advisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement, the IM Agreement and the Subadvisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

*******

Trustees and Officers of the Trust

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Wealth Management, serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

Additional Information

(unaudited)

Trustees and Officers of the Trust

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

Mark J. Reed 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Trustee	Since 2007	Principal and Portfolio Manager, North American Management Corp. (Investment Advisory) (2013-present); and formerly, Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (Registered Investment Advisor) (1988-2013)	11	None

Adela Cepeda 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Chair and Trustee	Since 2008 (Chair since 2021)	Managing Director, PFM Financial Advisors, LLC (Financial Advisory) (2016-December 2019); and formerly, President, A.C. Advisory, Inc. (Financial Advisory) (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); and formerly, Director, Fort Dearborn Income Securities (2000-August 2016)

W. Thomas Matthews 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017-present), formerly, Chairman (2013-2016) and Director (2013-2017)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

Eric T. McKissack, CFA® 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1953	Vice Chair and Trustee	Since 2013 (Vice Chair since 2021)	Founder and Chief Executive Officer Emeritus, Channing Capital Management, LLC (Investment Management) (2017-December 2019); and formerly, Chief Executive Officer, Channing Capital Management, LLC (2004-2017)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); and Director, Urban Gateways (1995-present)

Teresa S. Westbrook 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1959	Trustee	Since 2020	CPA/ Partner, Deloitte & Touche LLP (1999-2015)	11	None

INTERESTED TRUSTEE

Paul Ricciardelli** Morgan Stanley 522 Fifth Avenue, 14th Floor, New York, NY 10036 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of Morgan Stanley Portfolio Solutions (formerly Wealth Advisory Solutions), Morgan Stanley (March 2017-present); Head of IAR/GIMA, Morgan Stanley (2011-2018); and formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 9th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 1633 Broadway, 29th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017- present); formerly, Senior Director, AXA Equitable (2015-2017); Vice President, EQ Advisors Trust (2015-2017); Vice President, AXA Premier VIP Trust (2015-2017); Vice President, 1290 Funds (2015-2017); Vice President, FMG LLC (2015-2017);

Robert Garcia Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015-May 2016	Head of Operations and Strategy, Morgan Stanley (2017-present); Head of Portfolio Operations-WMIR, Morgan Stanley (2016- present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present); and formerly Head of Strategy and Development-Global Investment Solutions, Morgan Stanley (2013- 2015)

Michael Loewengart Morgan Stanley 2000 Westchester Ave., 3rd Floor Purchase, NY 10577 Birth Year: 1976	Investment Officer	Since May 2022	Head of Portfolio Management, Morgan Stanley Portfolio Solutions (2022-present); Head of Investment Strategy, E*TRADE Financial (2007-2021)

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010- present)

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrew Cohen Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1978	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley Portfolio Solutions (2022-present); Director of Investment Research, E*TRADE Financial (2015-2021)

Sukru Saman Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Angela Degis Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1967	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley (2020-present)

James Totino Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (2018-present); and formerly Investment Officer, Morgan Stanley (2011- 2018)

Allison Menkes Morgan Stanley 1633 Broadway 27th Floor New York, NY 10019 Birth Year: 1979	Anti-Money Laundering (“AML”) Compliance Officer	Since March 2022	Head of Wealth Management Financial Crimes Advisory (2021-present); Cybercrimes Special Counsel, IRS Office of Chief Counsel (2018-2021); and Assistant General Counsel, Compliance & Investigations, Citigroup (2015-2018)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Head of Consulting Group and Graystone Consulting (2018- present); Managing Director, Director of Consulting Group and Practice Management (2016-2018); Managing Director, Vice Chairman of Wealth Management (2015); and Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-2015)

Steven Ross Morgan Stanley 522 Fifth Avenue, 9th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present)

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary Legal Administration Practice of Fund Administration, BBH&Co. (2005-present); Secretary, BBH Trust (2009-present)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83.33%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Ms. Cepeda, an Independent Trustee, to serve as Chairperson of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Additional Information

(unaudited) (continued)

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Mses. Cepeda and Westbrook and Messrs. Matthews, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Ricciardelli has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Mses. Cepeda and Westbrook, and Messrs. Matthews, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee did not meet during the Trust’s most recent fiscal year.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Liquidity Risk Management Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 22, 2022, the Trustees received a report from the Liquidity Risk Management Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Risk

Additional Information

(unaudited) (continued)

Management Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on May 14, 2019. The Liquidity Risk Management Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Management Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2022:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	Core Fixed Income Fund
Record Date	12/6/2021	12/6/2021	12/6/2021	12/6/2021	Monthly
Payable Date	12/7/2021	12/7/2021	12/7/2021	12/7/2021	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	37.83%	6.23%	23.77%	52.46%	0.00%
Dividends Qualifying for the Dividends Received:					—
Deduction for Corporations	36.27%	5.72%	8.00%	0.16%	0.00%
Foreign Source Income	—	—	99.83%*	99.19%*	—
Foreign Tax Paid par Share	—	—	0.076407	0.028455	—
Long-term Capital Gain Dividend	2.175012	3.139070	0.632563	0.387309	0.045293

	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Record Date	Monthly	12/6/2021	Monthly	Monthly	Monthly
Payable Date	Monthly	12/7/2021	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	0.00%	0.00%	0.00%	0.00%	0.00%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	0.00%	0.00%	0.00%	0.00%	0.00%
Foreign Source Income	—	—	—	—	—
Foreign Tax Paid par Share	—	—	—	—	—
Long-term Capital Gain Dividend	—	0.03113	0.019203	0.340185	—

	Alternative Strategies Fund
Record Date	12/30/2021
Payable Date	12/30/2021
Ordinary Income:
Qualified Dividend Income for Individuals	11.67%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	4.15%
Foreign Source Income	—
Foreign Tax Paid par Share	—
Long-term Capital Gain Dividend	0.005227

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Morgan Stanley Pathway Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds provide a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the funds’ second and fourth quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (“SEC”) on Form N-CSRS and Form N-CSR, respectively. These reports are available on its public website. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters as an attachment to Form N-Port. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the funds’ first and third quarters available on its public website. You may obtain the Form N-PORT filings by accessing the SEC’s website, www.sec.gov. For additional information, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/wealth-investmentsolutions/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2022 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Morgan Stanley Pathway Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2022 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Teresa S. Westbrook possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Westbrook as the Registrant’s audit committee financial expert. Ms. Westbrook is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2022 and August 31, 2021 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $663,650 in 2022 and $626,080 in 2021.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2022, and August 31, 2021, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2022 and $0 in 2021

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2022 and August 31, 2021 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2022 and $0 in 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2022, and August 31, 2021, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2022 and $0 for 2021.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Morgan Stanley Pathway Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2022 and 0% for 2021; Tax Fees were 0% for 2022 and 0% for 2021; and Other Fees were 0% for 2022 and 0% for 2021.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2022 and $0 in 2021.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Pathway Funds

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 1, 2022

Morgan Stanley Pathway Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Morgan Stanley Pathway Funds

Date:	November 3, 2022